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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

ING Investors Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:                                     December 31

Date of reporting period:                                  January 1, 2013 to December 31, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2013

Classes ADV, I, S and S2

ING Investors Trust

■	ING BlackRock Health Sciences Opportunities Portfolio
■	ING Bond Portfolio
■	ING Clarion Global Real Estate Portfolio
■	ING FMRSM Diversified Mid Cap Portfolio
■	ING Global Resources Portfolio
■	ING Invesco Growth and Income Portfolio (formerly, ING Invesco Van Kampen Growth and Income Portfolio)
■	ING JPMorgan Emerging Markets Equity Portfolio
■	ING Liquid Assets Portfolio
■	ING Marsico Growth Portfolio
■	ING MFS Total Return Portfolio
■	ING MFS Utilities Portfolio
■	ING Morgan Stanley Global Franchise Portfolio
■	ING PIMCO Total Return Bond Portfolio
■	ING T. Rowe Price Capital Appreciation Portfolio
■	ING T. Rowe Price Equity Income Portfolio
■	ING T. Rowe Price International Stock Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	35
Report of Independent Registered Public Accounting Firm	38
Statements of Assets and Liabilities	39
Statements of Operations	47
Statements of Changes in Net Assets	51
Financial Highlights	59
Notes to Financial Statements	67
Summary Portfolios of Investments	95
Tax Information	173
Shareholder Meeting Information	175
Trustee and Officer Information	178
Advisory Contract Approval Discussion	182
Additional Information	184

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 184.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays U.S. Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World IndexSM (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to book ratios and lower forecasted growth values.
Russell 3000® Health Care Index	A health care component of the Russell 3000® Index and a daily priced, un-hedged, market cap free-float adjusted index that is rebalanced/reconstituted annually.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P 500® Utilities Index	Measures the performance of the utilities sector.
S&P 1500 Supercomposite Healthcare Index
An unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400 and S&P SmallCap 600 Index (which includes large, medium and small companies).

S&P Developed Property Index
An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Health Care	97.5%
Consumer Discretionary	1.0%
Materials	0.5%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING BlackRock Health Sciences Opportunities Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Erin Xie and Thomas Callan, CFA and Managing Director, Portfolio Managers of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 44.32% compared to the Russell 3000® Health Care Index and the S&P 1500 Supercomposite Healthcare Index, which returned 43.05% and 42.19%, respectively, for the same period.

Portfolio Specifics: The key driver for outperformance (in order of magnitude) was the overweight allocation and stock selection in biotechnology, followed by stock selection in medical devices & supplies and healthcare providers & services. In aggregate, all four healthcare sub-sectors were additive to relative performance during 2013.

The sizeable overweight allocation and strong stock selection in the biotechnology sub-sector was by far the largest contributor to relative performance during 2013 since biotechnology generated outsized gains during the year. Additionally, several holdings posted sizable gains for the Portfolio, namely ADADIA Pharmaceuticals, Celgene, Alnylam Pharmaceuticals, Celldex Therapeutics, Isis Pharmaceuticals and Onyx Pharmaceuticals, all of which were bolstered by their respective clinical developments. In medical devices & supplies, the healthcare equipment industry generated gains by avoiding most of the decline in Intuitive Surgical and Edwards Lifesciences, while also being underweight Abbott Laboratories, which did not keep pace with the benchmark return. Additionally, the overweight position in DNA sequencing company, Illumina, part of the life sciences tools industry, benefited relative performance due to its appreciation after releasing strong financial results during the year. In healthcare providers & services, the avoidance of several weak performing lab companies in the healthcare services industry, while being overweight two outsourced physician staffing companies, Envision Healthcare Holdings and Team Health Holdings, combined with the position in Universal Health Services, part of the healthcare facilities industry, also aided relative performance.

In a period of strong absolute and relative performance, there were only a handful of detractors. The largest detractor was the underweight allocation to managed care, which generated above benchmark returns despite our cautious view on their future business prospects in the pending Healthcare Reform environment. Other areas of weakness were the healthcare supplies industry, part of medical devices & supplies sub-sector, since the positions in Dentsply International and Cooper Cos., did not keep pace with the strong benchmark performance, while Brasil Pharma was the key detractor in the drug retail industry.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Johnson & Johnson	5.1%
Celgene Corp.	4.0%
AbbVie, Inc.	3.9%
Gilead Sciences, Inc.	3.5%
Pfizer, Inc.	3.4%
Roche Holding AG — Genusschein	3.2%
Bristol-Myers Squibb Co.	3.0%
Biogen Idec, Inc.	2.9%
Medtronic, Inc.	2.7%
Stryker Corp.	2.5%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The focal point for the Portfolio continues to be innovation with our two largest allocations to biotechnology and pharmaceuticals, whose innovation cycle is in an uptrend and, in our opinion, could provide a secular growth story for the sector. Additionally, we believe this theme could expand to medical devices in 2014, since we have invested in several companies that will experience new product launches on the horizon and ultimately improve their growth prospects. While the broader healthcare policy overhang has been diminished with the expected implementation of Healthcare Reform, we still remain underweight those areas in healthcare that have strong linkages to government reimbursements since policy changes are still taking place. We believe the Healthcare Reform to be a positive for the healthcare sector broadly as companies benefit from increased demand. As we monitor these developments, our primary focus is to identify and own companies that have a strong outlook due to new product cycles, strong execution, and/ or margin opportunities, as well as companies with overly depressed valuations with favorable risk/reward characteristics.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 28, 2006	Since Inception of Class S May 3, 2004

Class ADV	43.83%	17.67%	8.12%	—	—
Class I	44.73%	18.49%	—	9.26%	—
Class S	44.32%	18.19%	—	—	8.73%
Russell 3000® Health Care Index	43.05%	19.43%	10.60%	10.72%	9.02%
S&P 1500 Supercomposite Healthcare Index	42.19%	19.06%	10.17%	10.42%	8.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Health Sciences Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2013 (as a percentage of net assets)
Corporate Bonds/Notes	26.5%
U.S. Government Agency Obligations	23.5%
Collateralized Mortgage Obligations	16.5%
U.S. Treasury Obligations	15.7%
Affiliated Investment Companies	13.8%
Asset-Backed Securities	9.1%
Preferred Stock	0.2%
Liabilities in Excess of Other Assets*	(5.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Bond Portfolio (the “Portfolio”) seeks to provide maximum total return through income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the one-year period ended December 31, 2013, the Portfolio provided a total return of –1.11%, compared to its benchmark the Barclays U.S. Aggregate Bond Index, which returned –2.02% for the same period.

Portfolio Specifics: The Portfolio outperformed the benchmark, driven by favorable asset allocation and security selection. In our view, the United States was the most credible story in the developed world of how to grow in a time of debt, which would support U.S. spread assets and pressure interest rates higher. Furthermore, we felt fears of the U.S. Federal Reserve Board (the “Fed”) tapering its asset purchase program, especially in May and June, were overblown and the central bank would remain committed to keeping short-term rates down.

The Fed did remain accommodative for the year. Therefore, the Portfolio’s overweight to higher yielding spread assets, including investment grade and high-yield corporate bonds and an underweight to weak performing Treasuries benefited performance. Spreads tightened over the period, with U.S. investment grade and high-yield bonds ending the year at post-crisis tights. Spreads widened meaningfully in the middle of the period when tapering concerns surfacing in May and continuing into June. This resulted in a simultaneous cheapening of fixed income assets across the risk spectrum, despite no real changes to global liquidity conditions or the economy. As valuations moved into slightly cheap territory, the Portfolio was able to take advantage of the attractive risk-adjusted carry (yield) and roll down opportunities along a steeper yield curve. We continue to remain constructive on corporate bonds as credit tends to perform better in a steady-state economic environment and can provide more income to protect investors from rising rates. Security selection of investment grade corporate bonds was also favorable.

The Portfolio’s out-of-benchmark allocation to non-agency mortgage-backed securities (“MBS”) was additive for performance. As non-agency MBS continue to season, we believe that the yield advantage will provide positive relative returns. In addition, we have more conviction across borrower types as fundamentals in housing improve. The Portfolio’s out-of-benchmark exposure to emerging market debt (“EMD”) was unfavorable and we reduced the Portfolio’s allocation to the asset class during the reporting period.

While the Portfolio’s overweight to commercial mortgage-backed securities (“CMBS”) had a neutral impact, our security selection within the sector was strong, as the bonds we owned benefited from the ongoing recovery in commercial real estate. Additionally, selection of specific asset-backed securities (“ABS”) was a positive for results.

While our preference had been to take credit risk over interest rate risk, duration management of U.S. interest rates was traded around that of the benchmark throughout the year. The performance of our duration exposures detracted from performance.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	5.0%
United States Treasury Note, 1.500%, 12/31/18	3.7%
Fannie Mae, 4.500%, 01/25/39	3.5%
United States Treasury Note, 0.625%, 12/15/16	3.5%
United States Treasury Note, 3.625%, 08/15/43	3.2%
ING Investment Grade Credit Fund — Class P	3.0%
ING Emerging Markets Local Currency Debt Fund — Class P	2.5%
Fannie Mae, 5.000%, 12/01/36	2.4%
United States Treasury Note, 0.250%, 12/31/15	2.4%
ING Emerging Markets Corporate Debt Fund — Class P	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: At its final meeting of the year, the Fed announced that it would begin to taper its large scale asset purchases by $10 billion a month starting in January 2014. It will continue to purchase assets, but at a slower pace of $35 billion of agency mortgage-backed securities (“MBS”) per month and $40 billion of long-term Treasuries per month. The Fed stated that it will consider reducing the pace of asset purchases in measured steps provided the recovery continues. The Fed also reaffirmed its commitment to retain accommodative monetary policy for a considerable time after its asset purchase program ends. It believes that low ranges will be appropriate to maintain well past the time that the unemployment rate declines below 6.5%, provided that inflation remains below its long-term objectives. The Fed’s aim is to support the mortgage markets and the ongoing housing recovery.

We believe economic growth in the United States is likely to exceed its long-term trend, but the growth rate is slower than it has been in the past. The Fed’s commitment to forward guidance on zero interest rates will keep policy accommodative despite reducing asset purchases in our opinion. We believe price swings resulting from the Fed’s imperfect communication may distort valuations and create investment opportunities.

We believe signs of inflation pressure have not arisen and above-target core inflation is very unlikely in 2014. However, higher inflation expectations are likely to precede Fed rate hikes, especially if potential growth is higher than expectations in our opinion. In our view extremely accommodative monetary policy has contributed to financial repression by depressing the real yields of bonds. We believe a continuation of this trend, alongside a reduction of tail risks, has moved many valuations from cheap to fair. In our opinion, valuations are likely to become significantly richer before the turn of the cycle and yield will provide a balance to slightly higher rates.

*	Effective May 31, 2013, Michael Mata was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception November 12, 2007

ING Bond Portfolio	–1.11%	5.78%	2.94%
Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Bond Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to July 20, 2012, the Portfolio was managed under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. Effective at the close of business on July 20, 2012, ING IM began managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement and the Portfolio became managed under a “traditional” fund structure in which the Portfolio will invest directly in securities under the day-to-day management of ING IM. Performance prior to July 20, 2012 was attributable to its master-feeder fund structure.

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2013 (as a percentage of net assets)
United States	43.8%
Japan	20.1%
Hong Kong	6.9%
Australia	6.0%
France	5.9%
United Kingdom	5.7%
Singapore	3.8%
Netherlands	1.1%
Canada	0.9%
Sweden	0.8%
Countries between 0.1%–0.8%ˆ	1.7%
Assets in Excess of Other Liabilities*	3.3%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 4 countries, which each represents 0.1%–0.8% of net assets.
Portfolio holdings are subject to change daily.

ING Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Executive Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, CFA, Managing Director, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 3.71% compared to the S&P Developed Property Index, which returned 5.87% for the same period.

Portfolio Specifics: During the period, Portfolio performance trailed the benchmark return, which was the result of stock selection and asset allocation decisions. Stock selection was a modest drag on performance during the year as the benefit of good stock selection in the Americas was more than offset by relative underperformance in the Asia-Pacific region and Europe. More specifically, stock selection in the U.S. and Japan were the two strongest contributors to relative performance in 2013. Stock selection in Hong Kong, Singapore and the U.K., however, detracted from relative performance for the year. The benefit of positive asset allocation decisions in Europe and the Americas was overshadowed by the impact of positioning in the Asia-Pacific region. Asset allocation in Europe benefited from good positioning on the continent that was largely the result of a timely upweight in the second half of the year, while asset allocation in the Americas benefited from an underweight to the underperforming Canadian market. This was not enough to offset the drag from an overweight to the underperforming Hong Kong market.

Global property stocks generated a mid-single digit positive total return over the past twelve months, with positive performance generated in each of the major geographic regions. The positive returns were due in large part to continued improving real estate fundamentals, strong earnings growth, rising dividends, and access to attractively priced capital which in turn helped to fuel value creation via transaction and development activities. Real estate values generally rose during the year. Property shares performed better than bonds but lagged general equities for the first time in years, which may be a harbinger of better relative performance looking forward. Performance during the year was very much a “tale of two markets” as returns were robust during a declining interest rate environment during the first part of the year, only to reverse as interest rates moved higher on “tapering” comments by the U.S. Federal Reserve Board in mid-May combined with subsequent positive economic news. Total return was strongest in Europe, due to the significant outperformance produced by U.K. property companies. Japan was a notable outperformer as well, benefiting from the prospects of improved economic growth.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	4.4%
Mitsui Fudosan Co., Ltd.	4.2%
Simon Property Group, Inc.	3.6%
Unibail-Rodamco SE	3.1%
Host Hotels & Resorts, Inc.	2.8%
Sumitomo Realty & Development Co., Ltd.	2.3%
ProLogis, Inc.	2.1%
Health Care Real Estate Investment Trust, Inc.	2.0%
Land Securities Group PLC	2.0%
SL Green Realty Corp.	1.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe with an improving economic outlook that the markets will embrace property companies with more exposure to growth. Our portfolio positioning is focused on companies, geographies and property sectors, which stand to benefit the most from improving economic conditions. In the U.S., we remain overweight the lodging, central business district (“CBD”) office, industrial and mall sectors and are more cautious on the storage, net lease and healthcare sectors. Positioning emphasizes property types which we believe can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement. We remain overweight the lodging sector given that lodging cash flows respond most quickly to improving demand. Office investments are concentrated in coastal CBD markets with a bias toward the west coast plus mid-town Manhattan. Positioning favors west coast markets including San Francisco, Seattle, San Diego and west Los Angeles, and noticeably excludes the Washington D.C. market, which is beset by continued soft demand from the government sector. Retail holdings are primarily focused on the higher quality regional mall companies which continue to generate strong internal growth, despite decelerating retail sales which have weighed on the shares. We remain cautious on healthcare and net lease property types, which generally generate slower growth “bond-like” earnings. Overall, portfolio positioning is positive on U.S. real estate investment trusts (“REITs”), which we believe offer an attractive combination of yield and growth in an improving macro-economic environment.

European positions have been increased in recent months on the underwriting belief that much of the poor macro-economic news is reflected in the valuation of property stocks and the “tail risks” of a euro-zone collapse have diminished further, particularly as economic and property company releases have demonstrated signs of improvement. While significant long-term risks remain in the euro zone — risks which occasionally flare up and which current portfolio positioning reflects — select property companies are proving that they can steadily grow cash flow per share in this environment. Investments are focused on those with higher growth characteristics, such as London office companies, as well as those with more value via current yield, including many companies in the euro zone, some which may potentially benefit from increased corporate activity.

In the Asia-Pacific region, we maintain an overweight position in the major Tokyo-based real estate companies. While Japanese property companies’ share prices have performed exceptionally well over the past year, they remain, in our opinion, attractively valued on a net asset value (“NAV”) basis with discounts to NAV still in-line to cheaper than the long-term average discount of approximately 20%. We believe that there could be solid NAV growth for at least the next two years as cap rate compression continues and rents and occupancy levels climb. Land values in Tokyo have recently improved and office vacancy has tightened, with vacancy in the five central wards now at 7.6% versus 9.6% over a year and a half ago.

We believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006	Since Inception of Classes I and S January 3, 2006	Since Inception of Class S2 May 3, 2006
Class ADV	3.29%	13.39%	3.00%	—	—
Class I	3.95%	14.10%	—	4.85%	—
Class S	3.71%	13.81%	—	4.58%	—
Class S2	3.54%	13.65%	—	—	3.27%
S&P Developed Property Index	5.87%	16.62%	3.52%	4.74%	3.56%

Based on a $10,000 initial investment the graph and table above illustrate the total return of ING Clarion Global Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales changes and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Information Technology	21.3%
Consumer Discretionary	21.2%
Industrials	16.4%
Financials	14.7%
Health Care	11.9%
Consumer Staples	4.9%
Energy	4.8%
Materials	4.5%
Utilities	0.6%
Telecommunication Services	0.1%
Liabilities in Excess of Other Assets*	(0.4)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING FMRSM Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 36.02% compared to the S&P MidCap 400 Index, which returned 33.50% for the same period.

Portfolio Specifics: A combination of a helpful underweighting and successful stock selection in the financials sector aided results. We held roughly an average nine percentage-point underweight to the sector for the period, as we largely avoided real estate investment trusts (“REITs”), which accounted for on average 10% of the total index weight. We believed yield-starved investors had sent REIT valuation multiples to levels unjustified by underlying fundamentals. This positioning contributed to relative performance during the period, with U.S. REITs underperforming the broader stock market as interest rates increased modestly and investors re-evaluated the relative attractiveness of the segment versus other interest-bearing alternatives.

Stock selections in the technology sector aided results. The Portfolio’s largest contributor to relative performance was FleetCor Technologies (“FleetCor”). We believed the provider of fuel cards and services to fleet operators and major oil companies was poised for strong growth as these firms seek to control spending. Shares of FleetCor rose 118% after it delivered strong earnings and revenue growth, surpassing investor expectations. The gains were driven by solid growth in its North America segment and expansion into international markets.

Within the materials sector, we held on average a 1.2% stake in gold miners, based on the view that gold could benefit from the unprecedented monetary stimulus by central banks around the world. This positioning detracted from relative performance as the price of gold declined almost 30% for the year, sending our collective stake in gold miners down nearly 50%. Gold plunged as an improving U.S. economy prompted the U.S. Federal Reserve Board (the “Fed”) to announce in December the tapering of its bond-purchase program, which caused real interest rates and the dollar to rise, two measures that historically have been inversely related to the price of gold.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Archer-Daniels-Midland Co.	1.7%
Kroger Co.	1.3%
Boston Scientific Corp.	1.2%
Alliance Data Systems Corp.	1.1%
Johnson Controls, Inc.	1.1%
Fiserv, Inc.	1.1%
Blackstone Group LP	1.1%
Fidelity National Information Services, Inc.	1.0%
TE Connectivity Ltd.	1.0%
Euronet Worldwide, Inc.	1.0%
Portfolio holdings are subject to change daily.

We held overweighted positions in select engineering and construction (”E&C“) companies on the view that bookings in their energy segment, which tends to be their most profitable business segment, was, in our opinion, poised to improve. Historically, we’ve observed a positive relationship between improving bookings in the energy segment of E&C businesses and their relative share price performance. However, the group weighed on relative results, as the energy segment has been somewhat slow to turn. Specifically, McDermott International was a large detractor for the Portfolio, as its earnings per share missed analyst forecasts due to cost overruns that crimped margins. The higher costs and execution issues forced the company to reduce financial guidance, which further weighed on the stock.

Current Strategy and Outlook: Looking forward, we continue to see economic improvement in the United States, and the Portfolio is positioned, in aggregate, for further recovery in the economy in our opinion. We’ve been able to identify what we believe as a host of compelling investment ideas trading at attractive valuations with the potential to produce solid multiyear earnings growth relative to the market.

At the sector level, we found a number of opportunities in information technology (”IT“) and consumer discretionary and were overweight those sectors at period end. Conversely, a lack of attractively valued growth opportunities in financials and utilities led us to underweight those sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 17, 2006	Since Inception of Class I August 15, 2005

Class ADV	35.62%	19.50%	—	7.54%	—
Class I	36.39%	20.23%	—	—	9.24%
Class S	36.02%	19.92%	10.87%	—	—
Class S2	35.86%	19.76%	10.70%	—	—
S&P MidCap 400 Index	33.50%	21.89%	10.36%	8.93%	9.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Diversified Mid Cap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2013 (as a percentage of net assets)
United States	77.4%
Canada	12.6%
United Kingdom	3.3%
Netherlands	1.8%
France	1.0%
Norway	0.9%
Russia	0.3%
China	0.2%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Joseph Bassett, CFA, John Bailey and James Swain, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 13.60% compared to the S&P North American Natural Resources Sector Index, which returned 16.49% for the same period.

Portfolio Specifics: During the reporting period, both sector allocation and security selection detracted from performance. An overweight to the materials sector and an underweight to the energy sector detracted from performance. The Portfolio’s modest residual cash position also hurt returns.

Among the leading individual detractors from performance were overweight positions in Royal Gold, Inc., Cobalt International Energy, Inc. and Goldcorp, Inc. Royal Gold, Inc., a company that acquires and manages precious metals royalties, reported a modest earnings shortfall due to lower production revenues and higher tax expenses. Cobalt International Energy, Inc. — an oil and gas exploration and production company — underperformed after disappointing results from exploration wells in offshore West Africa and the Gulf of Mexico. We continue to believe, however, that there are compelling opportunities within the company’s existing discoveries and assets. Goldcorp, Inc., a gold and minerals exploration company, was hurt by the sharp decline in gold prices.

Among the leading individual contributors to performance were an overweight position in Pioneer Natural Resources Co. and not owning Yamana Gold, Inc. or Kinross Gold Corp. Shares of Pioneer Natural Resources Co., an oil and gas exploration and production company, rallied on continued strength from its drilling operations in the Permian basin. Not owning Yamana Gold, Inc., a Canadian-based gold producer, contributed to performance as the company was negatively impacted by the sharp decline in gold prices. The company also reported a first quarter earnings shortfall, due mainly to a one-time impairment charge on available-for-sale securities, as well as production challenges and lower copper prices. Kinross Gold Corp., a company that engages in the exploration and production of gold and silver, reported in-line earnings results but disappointed with a weaker 2013 outlook.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
ExxonMobil Corp.	9.3%
Schlumberger Ltd.	7.2%
Chevron Corp.	5.9%
Occidental Petroleum Corp.	5.7%
EOG Resources, Inc.	3.6%
Halliburton Co.	3.6%
Canadian Natural Resources Ltd.	3.5%
Anadarko Petroleum Corp.	3.4%
Freeport-McMoRan Copper & Gold, Inc.	3.3%
Phillips 66	2.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Global oil prices have sustained heights that we believe will leave little room for further meaningful appreciation, in our view. We believe the international markets for natural gas are showing signs of tightness and we expect to see continued price strength, as we believe the longer-term trends for global natural gas expansion are intact. In our opinion, for certain segments within materials, metals and mining, we see attractive valuations and price stability with prices being close to marginal costs. The Portfolio seeks broadly diversified positioning across different industries and continues to favor well-capitalized stocks with what we consider to be potentially unrecognized value.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL RESOURCES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 18, 2006

Class ADV	13.18%	10.51%	—	3.57%
Class I	13.84%	11.18%	9.18%	—
Class S	13.60%	10.90%	8.91%	—
Class S2	13.40%	10.73%	8.74%	—
S&P North American Natural Resources Sector Index	16.49%	13.45%	11.18%	5.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Global Resources Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

On April 30, 2007, the Portfolio changed its principal investment strategies. ING Investment Management Co. LLC has managed the Portfolio since January 3, 2006. Prior to this date, a different firm served as portfolio manager.

ING INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Financials	27.5%
Health Care	12.6%
Consumer Discretionary	12.3%
Information Technology	12.3%
Energy	9.8%
Consumer Staples	8.5%
Industrials	7.4%
Materials	2.8%
Telecommunication Services	2.3%
Utilities	1.6%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Invesco Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team. Current members jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas B. Bastian, CFA and Mary Jayne Maly, CFA, Managing Directors, and James O. Roeder, CFA, and Sergio Marcheli, Portfolio Managers, of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 33.88%, compared to the Russell 1000® Value Index, which returned 32.53%, for the same period.

Portfolio Specifics: The year ended December 31, 2013, was characterized by slow but steady improvement in the U.S. economy and strong U.S. equity market returns. U.S. equity markets rose for the first half of the year, but from late May through June, capital markets declined following U.S. Federal Reserve Board (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (”QE“). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

With the exception of real estate, all major U.S. equity market indexes delivered returns over 20% and all sectors of the Russell 1000® Value Index posted double digit returns.

Strong stock selection within the financials sector was a large contributor to relative Portfolio performance versus the style-specific benchmark. Stock selection and an underweight position in the telecommunication services and materials sectors also helped the Portfolio’s relative performance. A material underweight position in the utilities sector was also a contributor to relative Portfolio performance, as it was the second-worst performing sector for the style-specific benchmark. A material underweight position and select holdings in the energy sector were also large contributors to Portfolio performance. An overweight to consumer discretionary stocks, specifically within media, also enhanced relative performance. An overweight position in the health care sector, along with help from select stocks, contributed to relative performance as well.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
JPMorgan Chase & Co.	4.6%
Citigroup, Inc.	3.6%
Morgan Stanley	2.5%
General Electric Co.	2.4%
Viacom — Class B	2.4%
eBay, Inc.	2.3%
Comcast Corp. — Class A	2.1%
Applied Materials, Inc.	2.0%
Royal Dutch Shell PLC — Class A	2.0%
Avon Products, Inc.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

In contrast, the Portfolio’s modest cash position detracted from Portfolio performance in a strong equity market. Stock selection and an underweight position in the industrials sector also detracted from relative performance. Stock selection within the information technology and consumer staples sectors also detracted from relative performance.

Current Strategy and Outlook: Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on the anticipation of the Fed slowing of asset purchases and resulting rising rates that may occur. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

*	Effective April 30, 2013, ING Invesco Van Kampen Growth and Income changed its name to ING Invesco Growth and Income Portfolio. Additionally, effective June 11, 2013, Mark Laskin was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INVESCO GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV February 22, 2004	Since Inception of Class I April 28, 2006

Class ADV	33.45%	15.52%	—	7.16%	—
Class I	34.23%	16.21%	—	—	6.55%
Class S	33.88%	15.93%	7.80%	—	—
Class S2	33.70%	15.75%	7.63%	—	—
Russell 1000® Value Index	32.53%	16.67%	7.58%	7.36%	5.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2013 (as a percentage of net assets)
India	16.1%
South Africa	14.5%
Brazil	9.7%
China	8.8%
South Korea	6.7%
Taiwan	5.8%
Russia	5.2%
Hong Kong	4.4%
Thailand	4.3%
Indonesia	4.0%
Countries between 0.5%–3.3%ˆ	18.6%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 10 countries, which each represents 0.5%–3.3% of net assets.
Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Richard Titherington, Managing Director, Leon Eidelman and Amit Mehta; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub- Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S Shares provided a total return of –5.74% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned –2.60% for the same period.

Portfolio Specifics: For the year ended December 31, 2013, stock selection in South Africa and underweight exposure to Taiwan relative to the MSCI EM IndexSM detracted from Portfolio returns. This was partially offset by the outperformance of investments in Russia and Taiwan during the year.

We have argued for some time that the underperformance of emerging markets over the past three years has been driven by cyclical pressures that have led to disappointing earnings. China’s much-publicized slowdown exemplified this trend, but it was repeated throughout the emerging markets, as policymakers were forced to apply the brakes to offset the inflationary effects of significant local and global stimulus in place since the financial crisis. This slowed revenue growth, crimped margins, and led to persistent negative earnings revisions. Anemic demand from developed economies only exacerbated the impact on emerging market earnings. Meanwhile, the opposite effect was happening in corporate America, where profit margins reached record, sustained levels, and the aggressive quantitative easing policies of the U.S. Federal Reserve Board (the “Fed”) all but compelled investors to take risk. In view of these divergent trends, we are not surprised that emerging market equities have underperformed their developed market counterparts, particularly the U.S. However, we are somewhat surprised that 2013 — a year of recovering global growth and supportive liquidity conditions — generated the most significant underperformance of emerging market equities since the Asian financial crisis of 1997–1998.

Our surprise stems from the fact that news flow in emerging markets has been consistently negative, and from the fact that we do not believe the weakness in emerging market equities, currencies or economies signifies the start of another economic or financial crisis. The concerns about the “Fragile Five” highlight the risks in countries dependent on volatile foreign flows. However, vastly stronger fiscal accounts, corporate balance sheets, and the preponderance of floating currency regimes throughout the emerging world supports our view that pockets of vulnerability do not amount to a global emerging markets crisis. If the market were concerned about the “Fragile Twenty-Five,” we would certainly have a different view.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	2.9%
AIA Group Ltd.	2.9%
Hyundai Motor Co.	2.7%
Tata Consultancy Services Ltd.	2.6%
HDFC Bank Ltd. ADR	2.5%
MTN Group Ltd.	2.2%
Housing Development Finance Corp.	2.2%
Delta Electronics, Inc.	2.1%
ITC Ltd.	2.0%
Bidvest Group Ltd.	2.0%
Portfolio holdings are subject to change daily.

While stock selection contributed to the Portfolio during the 12 months, country allocation and currency impact detracted from performance. Specifically, underweight exposure to China and Thailand were key detractors, as well as an overweight position in Turkey. Underweight positioning in the smaller Latin American markets, such as Chile and Peru, helped performance of the Portfolio. Additionally, the Portfolio’s overweight exposure to India was a detractor from returns, but strong stock selection in this market more than offset the impact of currency weakness and lackluster equity market returns in India.

At the stock level, Delta Electronics (”Delta“) was the single largest contributor to returns in 2013. Delta manufactures power supplies and video display products, and also expanding into industrial automation. Delta performed well in 2013 on margin expansion and consistently solid results. We believe this company is one of the few credible industrial companies in Asia, and one where there is upside risk to our estimates from ongoing research-and-development efforts. We believe strong performance has resulted in valuation starting to look quite full and, consequently, five-year expected returns are moving down.

At the stock level, relative performance was negatively impacted by an underweight position in Tencent, a Chinese internet and mobile technology business focused on instant messaging and gaming. In a growth-starved world, investors have been chasing growth and, consequently, software stocks and stocks linked to e-commerce in China performed strongly. Tencent’s share price doubled in 2013. We maintained an underweight in Tencent because of a corporate governance issue regarding its ownership structure and our fundamental analysis could find other Chinese stocks with higher five-year expected returns in our research framework.

Current Strategy and Outlook: Market pessimism and current valuations — with the MSCI EM IndexSM below 1.5 times book value — suggest to us that long-term investors can feel encouraged by history and the prospect of healthy returns in emerging markets on a one- and three-year basis in our opinion. However, so long as investors remain focused on external funding risks and the end of unconventional monetary stimulus, the recent differentiation among emerging markets — or flight to safety within emerging markets — may continue.

We believe investing in this challenging environment requires fund managers to be selective and more demanding on valuations, particularly in markets that are facing currency and flow pressures. The clear tilt of most of our strategies toward what we believe are quality companies with strong cash flows seeks to mitigate the risks. In the out-of-favor commodity space, we continue to struggle to find compelling investments, given the uncertainty about product prices and, in markets such as Brazil, the risk of government intervention.

*	Effective April 30, 2013, Leon Eidelman and Amit Mehta were added as Portfolio Managers of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 23, 2006	Since Inception of Class I December 2, 2005
Class ADV	–6.07%	13.23%	—	5.74%	—
Class I	–5.49%	13.93%	—	—	7.69%
Class S	–5.74%	13.64%	10.67%	—	—
Class S2	–5.89%	13.45%	10.50%	—	—
MSCI EM IndexSM	–2.60%	14.79%	11.17%	5.89%	7.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as a portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2013 (as a percentage of net assets)
Asset Backed Commercial Paper	20.2%
Financial Company Commercial Paper	18.9%
Other Note	17.9%
Government Agency Repurchase Agreement	12.3%
Government Agency Debt	9.0%
Certificates of Deposit	7.0%
Treasury Debt	6.5%
Other Commercial Paper	4.4%
Other Instrument	3.1%
Assets in Excess of Other Liabilities	0.7%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC (”ING IM“) — the Sub-Adviser.

Performance*: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 0.02% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: The first quarter of 2013 saw a continuation of the same major issues and market themes as in 2012. Congress was able to address the “fiscal cliff” issues and push back the debt ceiling debate during the quarter. The Federal Open Market Committee (”FOMC“) continued to view the U.S. recovery as slow and at risk without additional policy accommodation. Elevated unemployment and slow global growth, particularly in the euro zone, remained a concern. Household spending and the signs of improvement in the housing sector continued to be one of the bright spots for the economy. The FOMC still anticipated that the first increase in the Federal Funds rate would be in 2015 based on their revised outlook for when unemployment would fall to their target level or 6.5%. They announced plans on continuing purchases of $85 million per month of agency mortgage-backed securities and longer-term U.S. Treasury securities for the foreseeable future in order to provide additional accommodations and economic stimulus. The major economic themes driving the markets during the second and third quarters were a continuing weak economic recovery, an improving but still weak labor market, an improved housing market that was no longer a headwind due to increasing prices and affordability and tame inflation.

The uncertainty as to the timing of the start of tapering of the quantitative easing monthly asset purchases and the potential amount of cuts also had an impact on asset prices and longer-term interest rates. The FOMC did not announce the start of tapering in September, as the vast majority of market participants and observers had anticipated. The FOMC’s tapering delay was primarily due to the uncertainty surrounding the impact from the political stalemate in Congress over raising the debt ceiling limit and extending the continuing budget resolution. The FOMC continued to project that the Federal Funds rate would remain in the 0.00% to 0.25% range until sometime in 2015 as they anticipated the need to keep up the economic stimulus and expected inflation to remain at or below its comfort range.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Goldman Sachs, dated 12/31/13, 0.001%, due 01/02/14, $100,000,006 to be received upon repurchase (Collateralized by $106,161,000, Fed. Farm Credit Bank, 0.185%-3.24%, Market Value plus accrued interest $102,000,840 due 02/13/15-12/27/32)	8.8%
United States Treasury Bill, 0.079%, 03/06/14	4.2%
Toronto Dominion Bank Ltd., 0.220%, 01/03/14	3.7%
BNP Paribas Finance, Inc., 0.170%, 01/31/14	3.5%
Jupiter Securitization Company LLC, 0.282%, 07/01/14	3.5%
Deutsche Bank, dated 12/31/13, 0.020%, due 01/02/14, $39,339,044 to be received upon repurchase (Collateralized by $44,076,000, various U.S. Govt. Agency Obligations, 0.000%-3.060%, Market Value plus accrued interest $40,126,222 due 2/26/14-7/15/29)	3.5%
Federal Home Loan Bank Discount Notes, 0.060%, 02/11/14	3.5%
Wells Fargo Bank NA, 0.380%, 03/23/14	3.2%
Federal Home Loan Bank Discount Notes, 0.055%, 02/19/14	3.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, 01/02/14	3.1%
Portfolio holdings are subject to change daily.

The FOMC announced in their post December 18 meeting statement that they would start the tapering of the quantitative easing by reducing the monthly purchases of agency mortgage-backed securities and longer-term U.S. Treasury securities to $75 billion, beginning in January 2014. This action was long anticipated by the market due to the improving labor market, inflation running well below the FOMC’s comfort range and other economic indicators showing modest but steady growth for the most part. The unemployment rate for November as reported just prior to the December FOMC meeting showed that unemployment had fallen to 7.0% and was expected to continue to decline. The FOMC, through both words and actions, tried to make it clear that the start of tapering was not the start of the eventual raising of short-term interest rates which they still projected to most likely be in 2015. Yields on money market securities remained range bound thought out the year at the extreme low end of their historical trading levels, offering very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remained our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remained a secondary objective in light of the current market conditions and risks, as well as the low absolute level of rates. The Portfolio continued to waive fees in order to maintain a 0.00% net yield as did most of our competitors due to the historically low level of rates on money market securities. The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 50 day weighted average maturity (”WAM“) which was one day shorter than the peer average of 51-days for the iMoneyNet First Tier Retail category at the end of the period, but did have a higher WAM for the majority of the 2013.

The Portfolio continued to limited exposure to the European banks during the reporting period, despite an increase in exposure by our peers. In particular, we invested in those issuers who we had the highest confidence of being able to weather the difficult economic and credit conditions in the euro zone. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt. This was done in order to further reduce credit risk and maintain excess daily and weekly liquidity over the minimum requirements.

Current Strategy and Outlook: Our current strategy for the Portfolio is to continue to maintain an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pick-up relative to the increased risk. That said these backups would likely be temporary in light of the FOMC position on holding the Fed Funds rate in the 0.00% to 0.25% range for the foreseeable future. Credit exposure and risk will remain limited but could be increased as credit conditions potentially improve, particularly in Europe.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repurchase agreement and other lower risk short-term liquidity securities, including U.S. government securities.

*	Please see Note 6 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MARSICO GROWTH PORTFOLIO

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Consumer Discretionary	30.3%
Information Technology	22.9%
Health Care	13.5%
Industrials	9.8%
Materials	7.6%
Financials	7.2%
Energy	6.0%
Consumer Staples	2.0%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer and Coralie Witter, CFA, Portfolio Managers of Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 35.51% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: The Portfolio’s outperformance versus its benchmark index was primarily attributable to an overweight posture and favorable stock selection in the health care sector. The Portfolio maintained a significant weighting in the health care sector, primarily through investments in pharmaceutical and biotechnology companies. One of the primary reasons for our interest in these companies is, in our opinion, the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We are seeing a variety of emerging therapeutic pathways and we believe we are in the early stages of a paradigm shift in disease treatment, in which highly-specialized compounds are developed to treat specific genetic targets. A number of the Portfolio’s health care holdings posted sizeable stock price gains in the period, particularly Gilead Sciences, Inc. and Biogen Idec, Inc. Health care was a strong-performing sector of the S&P 500® Index, and the Portfolio did well by having a significant portion of its net assets invested in the sector.

From a sector allocation standpoint, the Portfolio also benefitted from having an overweight allocation to the consumer discretionary sector. The Portfolio was further helped by having underweight allocations to the utilities, telecommunication services, energy and consumer staples sectors, as these were some of the weakest-performing sectors of the benchmark index.

Other leading individual Portfolio holdings included media company CBS Corporation — Class B, casino operator Wynn Resorts, Ltd., and online travel reservations company Priceline.com, Inc.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Gilead Sciences, Inc.	6.0%
Google, Inc. — Class A	5.5%
Monsanto Co.	4.6%
Visa, Inc.	4.2%
Biogen Idec, Inc.	4.2%
Citigroup, Inc.	4.0%
Schlumberger Ltd.	3.6%
Celgene Corp.	3.3%
ASML Holding NV-NY REG	3.2%
Starwood Hotels & Resorts Worldwide, Inc.	3.2%
Portfolio holdings are subject to change daily.

Performance results in information technology were mixed. Apple, Inc. (”Apple“) was a large constituent of the S&P 500® Index and represented a small position in the Portfolio before being sold early in the reporting period. We believed Apple’s product pipeline was lacking a major catalyst and that the company may not have recurring revenues. Apple’s stock price performance was weaker than the return of the overall S&P 500® Index for the 12-month period. The Portfolio, therefore, benefitted from its sale of Apple. The Portfolio’s positions in payments processor Visa, Inc. and internet services company Google, Inc. further bolstered performance. These positive performance effects were offset by software and services holdings eBay, Inc. Equinix, Inc. and VMware, Inc. All three stocks posted negative returns prior to being sold from the Portfolio.

Athletic apparel company Lululemon Athletica, Inc. declined sharply and was the largest individual detractor from the Portfolio’s performance.

Stock selection in the financials and consumer staples sectors also hampered performance. Real estate investment trust American Tower and brewer Anheuser-Busch InBev each posted weak returns prior to being sold from the Portfolio.

Current Strategy and Outlook: We believe we are entering a period of low inflation and modest economic growth. Furthermore, we believe big picture macroeconomic risks are receding. Even while allowing for modest growth expectations for the global economy, select companies appear poised to outperform their peers. In our opinion such companies feature characteristics that include steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products, and the effective allocation of capital to fuel further growth. These are the characteristics of companies we seek to hold in the Portfolio.

As of period-end, the Portfolio’s largest sector allocations included consumer discretionary, information technology, and health care. The Portfolio had no exposure to the utilities or telecommunication services sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year

Class ADV	35.07%	17.90%	6.97%
Class I	35.89%	18.63%	7.62%
Class S	35.51%	18.31%	7.34%
Class S2	35.38%	18.14%	7.18%
S&P 500® Index	32.39%	17.94%	7.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MFS TOTAL RETURN PORTFOLIO

Investment Type Allocation as of December 31, 2013 (as a percentage of net assets)
Common Stock	61.2%
U.S. Treasury Obligations	12.0%
U.S. Government Agency Obligations	11.5%
Corporate Bonds/Notes	9.7%
Collateralized Mortgage Obligations	2.0%
Foreign Government Bonds	1.2%
Asset-Backed Securities	0.6%
Preferred Stock	0.3%
Municipal Bonds	0.2%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio (the “Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Steven R. Gorham, William P. Douglas, Richard O. Hawkins, CFA, Nevin P. Chitkara, Jonathan W. Sage, and Joshua P. Marston, Portfolio Managers of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 18.68% compared to the S&P 500® Index, the Barclays U.S. Aggregate Bond Index, and the 60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index (”Composite Index“), which returned 32.39%, –2.02% and 17.56%, respectively, for the same period.

Portfolio Specifics: At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again though the implementation of the U.S. budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the U.S. waned. In the middle of the period, concerns that the U.S Federal Reserve Board (the “Fed”) would begin tapering its quantitative easing (”QE“) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over U.S fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient U.S growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in U.S monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Within the equity portion of the Portfolio, stock selection in the financial services sector contributed to performance relative to the S&P 500® Index as well as outperformance relative to the equity component of the Composite Index. Within this sector, overweight positions in insurance companies, Prudential Financial and MetLife, and custody bank State Street benefited relative results as all three stocks turned in strong performance for the period.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
United States Treasury Note, 0.875%, 12/31/16	3.2%
United States Treasury Note, 2.125%, 05/31/15	2.9%
JPMorgan Chase & Co.	2.2%
United States Treasury Bond, 4.500%, 08/15/39	2.1%
ExxonMobil Corp.	1.8%
Philip Morris International, Inc.	1.7%
Pfizer, Inc.	1.6%
United States Treasury Note, 3.125%, 05/15/21	1.6%
Wells Fargo & Co.	1.6%
Johnson & Johnson	1.5%
Portfolio holdings are subject to change daily.

An underweight position in the technology sector also benefited relative performance. The timing of the Portfolio’s ownership in shares of poor-performing computer and personal electronics maker Apple positively impacted relative results. An overweight position in computer products and services provider Hewlett-Packard also aided relative performance as the stock delivered strong performance during the period.

Positive stock selection in the industrial goods & services, leisure, and autos & housing sectors supported relative results. Within the industrial goods & services sector, an overweight position in shares of defense contractor Lockheed Martin boosted relative returns as the stock performed well during the period. In the leisure sector, an overweight in media firm Time Warner Cable benefited relative performance. Within autos & housing, an overweight position in automotive parts manufacturer Delphi Automotive contributed to relative returns.

Stock selection in the basic materials sector also strengthened relative performance. However, there were no individual stocks within this sector that were among the portfolio’s largest relative contributors.

Elsewhere, overweight positions in life sciences supply company Thermo Fisher Scientific and cardiovascular medical device maker St. Jude Medical bolstered relative returns as both stocks outpaced the S&P 500® Index over the reporting period.

Within the fixed income portion of the Portfolio, a greater exposure to the financial sector and an underweight exposure to mortgage-backed securities aided performance relative to the Barclays U.S. Aggregate Bond Index as well as outperformance relative to the equity component of the Composite Index. The portion of the Portfolio’s return derived from yield, which was greater than that of the benchmark, was another key contributor to relative performance.

Within the equity portion of the Portfolio, stock selection in the consumer staples sector was a primary detractor from performance relative to the S&P 500® Index. Within this sector, an overweight position in tobacco company Philip Morris, and holdings of global food company Nestle (Switzerland) and alcoholic beverage producer Diageo, held back relative results.

Stocks in other sectors that held back relative performance included the timing of the Portfolio’s ownership of internet search giant Google and software giant Microsoft. Not holding shares of strong-performing biotech firm Gilead Sciences, biopharmaceutical company Celgene, aerospace giant Boeing and internet retailer Amazon.com also weakened relative results. Additionally, an overweight position in retail store Target, hindered performance as this stock underperformed the benchmark during the period.

Within the fixed income portion of the Portfolio, weak security selection, particularly in the media industry, detracted from relative returns.

Current Strategy and Outlook: From an equity positioning standpoint, over the trailing 12 month period ended December 31, 2013, we increased our exposure to technology (internet), utilities & communications (telephone services) and autos & housing (automotive). Additionally, we decreased our weighting to consumer staples (food & beverage), special products & services (business services) and industrial goods & services (aerospace & defense). As of December 31, 2013, our largest overweight positions were in financial services, consumer staples and autos & housing while our largest underweight positions were in technology, retailing and health care.

The fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. As of December 31, 2013, we were modestly overweight commercial mortgage backed securities and slightly overweight corporate debt focusing on higher-quality issues with good liquidity and, in our opinion, strong fundamentals. Additionally, we were modestly underweight agencies given our belief of full valuations and developed international debt given our belief that sovereign risk still exists in a number of European countries.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year

Class ADV	18.29%	11.28%	5.66%
Class I	19.05%	11.95%	6.29%
Class S	18.68%	11.66%	6.02%
Class S2	18.56%	11.50%	5.87%
S&P 500® Index	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.55%
Composite Index	17.56%	12.71%	6.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MFS UTILITIES PORTFOLIO

Sector Diversification as of December 31, 2013 (as a percentage of net assets)
Utilities	57.7%
Energy	13.7%
Telecommunication Services	13.6%
Consumer Discretionary	8.9%
Financials	1.8%
Industrials	1.6%
Communications	0.9%
Assets in Excess of Other Liabilities	1.8%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, Portfolio Manager, of Massachusetts Financial Services Company —the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 20.54% compared to the S&P 500® Utilities Index, which returned 13.21% for the same period.

Portfolio Specifics: The Utilities sector underperformed the overall market, as measured by the S&P 500® Index, during 2013. Utilities were the worst performing sector for the year as a rise in interest rates caused a headwind for the sector and investors leaned toward economically sensitive companies. Overall, U.S. equity markets moved significantly higher during the year as investors reacted positively to an accommodating U.S. Federal Reserve Board (the “Fed”) and better economic data. From a commodity standpoint, oil traded slightly lower throughout the period and ended the quarter at a little less than $100/barrel. Natural gas moved higher throughout the period, driven by cold weather in December, and ended the quarter in the $4.40/mmBtu range.

An overweight position in cable TV (Comcast, Virgin Media), stock selection and an underweight position in electric power (underweight Southern Company, FirstEnergy and Exelon), and an overweight position in energy were contributors to performance. Underweight positions in Dominion Resources, NextEra and Sempra Energy as well as owning Cemig Cia Energy and Energias Do Brasil were detractors from performance.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)
Comcast Corp. — Special Class A	4.4%
Energias de Portugal S.A.	2.9%
Kinder Morgan, Inc.	2.8%
NextEra Energy, Inc.	2.7%
Calpine Corp.	2.6%
CMS Energy Corp.	2.6%
NRG Energy, Inc.	2.4%
Northeast Utilities	2.4%
AES Corp.	2.0%
Oneok, Inc.	1.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: From an industry perspective over the reporting period, we increased the Portfolio’s exposure to natural gas distribution as well as wireless communications and decreased our weighting to cable TV, electric power and telephone services. As of period end, our largest overweight positions were in natural gas pipeline, cable TV and wireless communications while our largest underweight was in electric power. Within our largest industry, Electric Power, we have continued to favor integrated businesses versus fully regulated companies.

From an investment strategy standpoint, we continued to maintain positions in a diversified group of industries within the Utilities sector. This includes traditional Electric Power as well as Telecommunications, Natural Gas and Cable TV companies on a global basis. We believe that our flexible, bottom-up approach in seeking companies with strong growth prospects, ability to generate free cash flow, and attractive valuations is the best way to serve our shareholders over the long-term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MFS UTILITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV July 18, 2006	Since Inception of Class I April 29, 2005	Since Inception of Class S May 2, 2005	Since Inception of Class S2 December 29, 2006

Class ADV	19.82%	16.54%	10.20%	—	—	—
Class I	20.54%	17.24%	—	12.00%	—	—
Class S	20.17%	16.94%	—	—	11.63%	—
Class S2	20.05%	16.65%	—	—	—	8.02%
S&P 500® Utilities Index	13.21%	10.17%	6.22%	6.94%	6.89%	4.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

Geographic Diversification as of December 31, 2013 (as a percentage of net assets)

United States	37.3%
United Kingdom	34.4%
Switzerland	9.6%
France	8.8%
Germany	4.8%
Sweden	2.1%
Italy	1.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Peter J. Wright, , Marcus Watson, Christian Derold, Bruno Paulson and Vladimir Demine, Portfolio Managers, of Morgan Stanley Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares, provided a total return of 19.42% compared to the MSCI World IndexSM, which returned 26.68% for the same period.

Portfolio Specifics: In line with the positive market performance in 2013, the Portfolio returned positive absolute performance, however underperformed relative to the benchmark.

2013 has joined 2012 as another year of ’re-rating’ — that is, the market changing its view of a company, causing a stock’s price to move. We believe this more recent multiple expansion is more likely due to a mix of optimism about future earnings growth and the lack of investment alternatives in a world of low interest rates.

The primary driver of the Portfolio’s underperformance was sector allocation, mainly due to the Portfolio’s overweight to consumer staples. Even with the sector delivering a double-digit positive return, it lagged the even higher return of the benchmark. Although the sector offered better earnings prospects and higher dividend yields than the overall market, consumer staples stocks simply did not re-rate as fast as the market. Strong returns from industrials and consumer discretionary were not enough to offset the overall drag to the Portfolio. Zero weights in materials, energy and utilities were positive contributors.

Stock selection within consumer staples also contributed to the underperformance in 2013 overall. The primary culprit was the performance of the tobacco sub-sector, which trailed well behind the consumer staples sector as a whole for 2013. A secondary issue was the Portfolio’s country exposure within the sector, as a relative underweight in U.S. consumer staples stocks and overweight in European consumer staples stocks were unfavorable during the period.

Top absolute contributors to the Portfolio’s performance for the year were Reckitt Benckiser, Herbalife and Nestlé. Top absolute detractors for the period were Pernod Ricard, Swedish Match, and LVMH.

Top Ten Holdings as of December 31, 2013 (as a percentage of net assets)

Nestle S.A.	9.6%
British American Tobacco PLC	9.5%
Unilever PLC	7.9%
Reckitt Benckiser PLC	6.8%
Sanofi	5.8%
Diageo PLC	4.9%
SAP AG	4.8%
Accenture PLC	4.8%
Philip Morris International, Inc.	4.7%
Mondelez International, Inc.	3.8%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: While the talk in developing markets has been of an economic acceleration, emerging markets have been slowing down. In our opinion this slowdown is due to fear of money heading back to the U.S. as interest rates rise.

Although the Portfolio does not have any direct exposure to stocks listed in emerging markets, more than one-third of the revenues of the companies held in the Portfolio are derived in these markets, including BAT, Unilever, Mead Johnson, Philip Morris International and Nestle. These global consumer staples companies have been affected by the emerging markets slowdown and currency turbulence.

Our view remains that exposure to emerging market consumption remains a definite positive for the Portfolio. Even post the slowdown, the consumer staples companies in the Portfolio have recorded high-single to low-double-digit sales growth in the emerging markets, well above that which we believe is sustainable or even likely in the near-to-medium term in the developed markets. We believe the emerging market economies as a whole should continue to see decent overall gross domestic product growth, underpinned by growing middle classes and a potential rebalancing towards consumption.

Our focus remains on generating attractive returns by investing in what we believe to be high-quality companies. In the short-term, returns may be driven by re-rating, as was the case in 2012 and 2013, but in the long-term, the ability to compound shareholder wealth has historically won out. Our belief is that well-managed global consumer staples companies remain an excellent source, but by no means the only source, of compounders.

*	Effective January 24, 2013, Marcus Watson was added as a portfolio manager of the Portfolio. Additionally, Effective June 12, 2013, John S. Goodacre was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006

Class ADV	19.02%	16.76%	—	7.73%
Class S	19.42%	17.23%	10.19%	—
Class S2	19.28%	17.05%	10.03%	—
MSCI World IndexSM	26.68%	15.02%	6.98%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING PIMCO TOTAL RETURN BOND PORTFOLIO

Investment Type Allocation as of December 31, 2013 (as a percentage of net assets)

U.S. Government Agency Obligations	39.5%
U.S. Treasury Obligations	32.1%
Corporate Bonds/Notes	12.5%
Collateralized Mortgage Obligations	8.5%
Foreign Government Bonds	7.2%
Asset-Backed Securities	4.4%
Municipal Bonds	3.3%
Preferred Stock	0.1%
Common Stock	0.0%
Liabilities in Excess of Other Assets*	(7.6)%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING PIMCO Total Return Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.*

Performance: For year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of –1.73% compared to the Barclays U.S. Aggregate Bond Index, which returned –2.02% for the same period.

Portfolio Specifics: The beginning of 2013 saw U.S. equity indices reach new highs and Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. In our opinion, investors discounted negative fiscal policy developments — including Congress’ failure to reach a deal on sequestration — and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve Board (the “Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, headline indicators of economic growth had been unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program. In January 2014 the Fed is expected to reduce — or ”taper“ — its quantitative easing program from $85bn to $75bn a month. As expected, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)

United States Treasury Note, 0.625%, 12/15/16	6.8%
Freddie Mac, 0.750%, 01/12/18	3.9%
Fannie Mae, 4.500%, 02/01/39	3.6%
United States Treasury Note, 1.500%, 12/31/18	3.4%
Fannie Mae, 3.500%, 01/25/26	2.9%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	2.6%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	2.4%
United States Treasury Note, 0.750%, 03/31/18	2.3%
United States Treasury Note, 1.250%, 11/30/18	2.1%
United States Treasury Note, 0.625%, 07/15/16	1.9%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

An underweight to the long end of the yield curve, which was partially implemented through pay fixed interest rate swaps, contributed to returns as long-end rates rose significantly over the year; likewise, a focus on the front end of the yield curve also contributed to returns as lower maturity Treasuries remained anchored by the Fed’s forward guidance. Holdings of non-Agency mortgage backed securities, as the sector continued to benefit from the ongoing housing recovery; exposure to high yield financial bonds, as high yield bonds posted strong positive returns in 2013; and modest exposure to Build America bonds, as the sector outperformed like-duration Treasuries over the year all contributed to results.

An overall underweight to investment grade corporate securities, as spreads narrowed and the sector outperformed like-duration Treasuries over the year and holdings of inflation-linked securities, as breakeven inflation levels (the difference between nominal and real yields) narrowed during the period both detracted from performance.

Current Strategy and Outlook: We have become modestly more optimistic about the outlook for global growth. We believe many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. But while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest inflation will remain contained.

PIMCO Total Return strategies remain careful in risk taking, as we believe most financial assets are fully valued and central banks will continue to use unconventional monetary policy. We plan to emphasize high-conviction ideas and high-quality sources of potential return.

*	On October 22, 2013, a majority of the Board of Trustees of ING Investors Trust (”Board“) approved a proposal to reorganize ING PIMCO Total Return Bond Portfolio with and into the ING Intermediate Bond Portfolio. At this time the proposed Reorganization is subject to approval by shareholders of the ING PIMCO Total Return Bond Portfolio. Effective as of close of business on February 4, 2014, ING IM began managing the Portfolio and the Portfolio was renamed ING Total Return Bond Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and I April 28, 2006

Class ADV	–2.03%	5.98%	—	6.09%
Class I	–1.44%	6.64%	—	6.76%
Class S	–1.73%	6.39%	5.66%	—
Class S2	–1.92%	6.22%	5.50%	—
Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.55%	5.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Sector Diversification as of December 31, 2013 (as a percentage of net assets)

Financials	14.9%
Health Care	11.9%
Industrials	11.0%
Information Technology	8.4%
Consumer Discretionary	7.6%
Consumer Staples	7.1%
Communications	6.0%
Utilities	5.8%
Consumer, Cyclical	5.6%
Energy	5.4%
U.S. Treasury Notes	3.3%
Consumer, Non-cyclical	3.1%
U.S. Treasury Obligations	1.9%
Telecommunication Services	1.8%
U.S. Government Agency Obligations	1.4%
Collateralized Mortgage Obligations	0.4%
Technology	0.3%
Foreign Government Bonds	0.2%
Asset-Backed Securities	0.2%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 22.20%. By comparison, the S&P 500® Index, the Barclays U.S. Government/Credit Bond Index, and the composite index, which consists of 60% S&P 500® Index/40% Barclays U.S. Government/Credit Bond Index (”Composite Index“) returned 32.39%, –2.35% and 17.40% for the same period.

Portfolio Specifics: The Portfolio recorded a positive return for 2013 but lagged the all-equity S&P 500®. The stock segment was the best-performing asset class, significantly outperforming the S&P 500® Index. The Portfolio’s bond holdings also posted a positive return and outperformed the Barclays U.S. Government/Credit Bond Index . The financials and health care sectors were absolute contributors to performance, while no sectors detracted from absolute returns.

The Portfolio’s equity weight increased over the course of the year. We found attractive opportunities in the higher-yielding utilities, health care, and telecommunication services sectors, which were generally left behind in this year’s equity rally. Meanwhile, we trimmed selected holdings in the cyclical information technology and consumer discretionary sectors. We continue to maintain significant exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

The Portfolio’s fixed income allocation also grew, as we purchased U.S. Treasuries and high-yield bonds and decreased our corporate bond weight. We believe that the high-yield market offers relatively attractive valuations compared to other fixed income assets, along with solid underlying corporate fundamentals. Our weight in bank loans held steady as we favor their priority in a company’s capital structure, yields that are comparable to high-yield funds, and floating rate coupons. We reduced our exposure to mortgage-backed securities, which we were using as a proxy for cash, and deployed the proceeds into U.S. Treasuries. The Portfolio’s cash allocation decreased as we put our cash reserves to work in equities and fixed income markets.

The financials sector helped absolute returns, particularly our holdings in TD Ameritrade Holding, State Street, and Marsh & McLennan. Health care also boosted results, with Thermo Fisher Scientific and UnitedHealth Group among the leading performers.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)

Danaher Corp.	4.2%
Thermo Fisher Scientific, Inc.	3.5%
United States Treasury Note, 2.750%, 11/15/23	3.3%
United Technologies Corp.	3.1%
Fiserv, Inc.	2.7%
Marsh & McLennan Cos., Inc.	2.5%
UnitedHealth Group, Inc.	2.5%
Autozone, Inc.	2.1%
Dunkin’ Brands, Inc. — TL B3 1L, 3.750%, 02/14/20	2.0%
TD Ameritrade Holding Corp.	2.0%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

As of December 31, 2013, the Portfolio held equity options which generated a net derivative exposure equivalent to approximately 3.8% of net assets. Short call options were used in a covered call strategy which decreased exposure to underlying securities. The account also had negligible exposure to equity warrants from March — May 2013. During the 12 month period ending December 31, 2013, the covered call strategy represented, on average, 7.65% of the overall portfolio and generated a return of approximately 14.74%. The covered call strategy’s estimated contribution to the portfolio’s total return was 1.04%.

Current Strategy and Outlook: After a year of nearly uninterrupted strength in the U.S. equity market, we are tempering our expectations for continued gains. The U.S. economy continued its pace of moderate growth over the past few years, but returns appear to have outpaced corporate fundamentals. In our opinion, we would therefore not be surprised to encounter a cyclical pullback in the near term.

Across asset classes, we are finding less compelling value in equities than we did a year ago. We continue to look for opportunities to add to equity positions on market pullbacks, and we are currently finding more attractive options in defensive sectors that were left behind in the current rally. Within fixed income, we took the opportunity to add to U.S. Treasuries along with higher-yielding securities as interest rates rose. With the considerable market advance, we positioned the Portfolio defensively as a reflection of our commitment to capital preservation. As always, we remain focused on finding the best risk-adjusted opportunities across the various asset classes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year

Class ADV	21.75%	16.54%	8.70%
Class I	22.49%	17.23%	9.35%
Class S	22.20%	16.94%	9.07%
Class S2	21.98%	16.77%	8.92%
S&P 500® Index	32.39%	17.94%	7.41%
Barclays U.S. Government/Credit Bond Index	–2.35%	4.40%	4.52%
Composite Index	17.40%	12.69%	6.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Sector Diversification as of December 31, 2013 (as a percentage of net assets)

Financials	18.9%
Industrials	15.0%
Energy	14.7%
Consumer Discretionary	11.3%
Information Technology	9.5%
Health Care	6.6%
Utilities	5.1%
Consumer Staples	4.9%
Materials	4.8%
Telecommunication Services	3.4%
Assets in Excess of Other Liabilities*	5.8%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, CFA, Chairman, Chief Investment Officer, and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 29.74% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: Overall, sector allocation detracted from relative returns, while stock selection contributed. Performance was hampered by our cash levels, which rose in 2013 due to the market’s strength and our valuation discipline.

The energy sector was the largest detractor from relative performance due to stock selection and our overweight position. Royal Dutch Shell shares lagged, as strong earnings results in the first half were overshadowed by weaker-than-expected earnings in the second half. During the second half of 2013, shares of Diamond Offshore suffered from concerns about rising downtime and delays on rigs, combined with nonpayment by two customers. Petrobras generally produced weaker-than-expected results during the year, as the company used a large amount of cash and increased debt to help fund operations after government-controlled energy pricing led to operating losses. A frustrating relationship with the government and potential for continued weakness in its currency challenged the company.

The health care sector detracted, due to our underweight position and stock selection.

The materials sector weighed on relative performance, driven by stock selection. Falling gold prices drove declines in the shares of Newmont Mining.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)

General Electric Co.	3.0%
JPMorgan Chase & Co.	2.7%
Chevron Corp.	2.3%
Wells Fargo & Co.	2.1%
ExxonMobil Corp.	1.9%
Apache Corp.	1.8%
US Bancorp.	1.7%
Bank of America Corp.	1.5%
Johnson & Johnson	1.4%
Illinois Tool Works, Inc.	1.4%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Stock selection and our underweight position made information technology the largest contributor to relative performance. Shares of Nokia surged after the company announced the divestiture of its devices and services business to Microsoft at an attractive valuation. Later in 2013, the leaner Nokia released better financial results, driven by expanding margins in its Nokia Siemens Network business. Shares of Applied Materials moved steadily higher for most of the year as the company consistently reported solid financial results, driven by improving orders and increasing sales. The September announcement of the firm’s merger deal with Tokyo Electron, another large semiconductor equipment maker, also helped.

Current Strategy and Outlook: We are cautiously optimistic about U.S. stocks, but are tempering our expectations after a year of nearly uninterrupted market strength. Although balance sheets are healthy, we believe sales growth has been tepid and profit margins appear to be peaking. Earnings growth has lagged equity returns since the most recent market bottom, creating an environment where positive sentiment is outpacing the improvement in fundamentals. We would therefore not be surprised to encounter a cyclical pullback in the near term. Despite this caution, we believe the long term looks positive, due to strong corporate fundamentals and supportive economic data.

We are currently finding opportunities more in specific companies rather than in larger themes, highlighting the importance of fundamental research and effective stock selection. We remain disciplined in our valuation-based approach and stand ready to take advantage of opportunities should valuations become more attractive.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 15, 2004

Class ADV	29.22%	16.30%	—	6.85%
Class I	30.01%	16.98%	7.65%	—
Class S	29.74%	16.71%	7.39%	—
Class S2	29.49%	16.52%	7.22%	—
S&P 500® Index	32.39%	17.94%	7.41%	7.24%
Russell 1000® Value Index	32.53%	16.67%	7.58%	7.43%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

Geographic Diversification as of December 31, 2013 (as a percentage of net assets)

United Kingdom	17.4%
Japan	12.9%
Switzerland	10.7%
United States	6.4%
France	5.1%
China	5.0%
Brazil	4.0%
Sweden	3.9%
Hong Kong	3.7%
Germany	3.7%
Countries between 0.3%–3.5%ˆ	24.4%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 19 countries, which each represents 0.3%–3.5% of net assets.
Portfolio holdings are subject to change daily.

ING T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert W. Smith, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 14.58% compared to the MSCI All Country World IndexSM (ex-U.S.) (”MSCI ACWI ex-U.S.“), which returned 15.29% for the same period.

Portfolio Specifics: The Portfolio posted a double-digit gain for the 12-month period and underperformed its benchmark, the MSCI ACWI ex-U.S. due to stock selection, notably in Brazil, and in the financials and consumer discretionary sectors. Stock selection in China and in the information technology and utilities sectors partly offset underperformance in other countries and sectors.

In the financials sector, BR Malls Participacoes, Brazil’s leading shopping malls operator, weighed on results versus the index. The company has stakes in a well-diversified portfolio of malls focused on the middle and high-middle income segments. The stock has underperformed since the beginning of 2013 as country risk has increased and a weak currency has also impacted returns. We have been adding to our position on weakness and believe the stock remains attractive given the strong fundamentals of Brazilian malls and the company’s high quality management team.

Lojas Renner, the second largest department store chain in Brazil, hindered the Portfolio’s performance in the consumer discretionary sector. The company’s share price declined in the second quarter on lackluster same store sales growth and unexpected margin pressures due to early seasonal discounting. We continue to believe Lojas Renner offers compelling growth opportunities through the expansion of its traditional store format and through e-commerce efforts. We believe improvements in logistics and supply chain management should help to boost returns.

Baidu helped the Portfolio to outperform in the information technology sector. Baidu operates the dominant internet search engine in China. The company’s margins have been under constant pressure over the past several years due to challenges posed by the rapid adoption of mobile Internet in China. However, the share price took off after the company announced it would acquire mobile application developer 91 Wireless. The deal is expected to solidify Baidu’s top position in mobile application distribution. More good news came later in the year when the firm reported in-line earnings, and issued a positive outlook for mobile monetization, which is proceeding faster than Baidu had hoped.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)

WPP PLC	2.0%
Credit Suisse Group	1.7%
Las Vegas Sands Corp.	1.4%
Capita Group PLC	1.4%
Liberty Global PLC — Class A	1.4%
AIA Group Ltd.	1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.3%
Rolls-Royce Holdings PLC	1.3%
Cie Financiere Richemont SA	1.3%
Priceline.com, Inc.	1.3%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The utilities sector outperformed on the strength of China Longyuan Power, the leading wind power developer in China. The company’s share price rose as investors became more optimistic about the global economic recovery in general and the long term demand for power from environmentally friendly sources in China specifically. We eliminated our position when shares approached our estimate of fair value.

As of December 31 2013, the Portfolio held currency forwards which generated a net derivative exposure equivalent to approximately 2.5% of net assets. Currency forwards were held from June 2013 through the end of the period and decreased portfolio currency exposure. The estimated return impact from employing forwards was 20 basis points (0.20%) for the time period from December 31, 2012 through December 31, 2013.

Current Strategy and Outlook: We believe valuations for non-U.S. developed market stocks remain reasonable despite their strong run over the past year. They are less appealing than they were six months ago, which tempers our near-term expectations for equities. In Europe, slimmed-down companies appear well positioned as the economy starts to recover from its prolonged recession. Growth-oriented monetary policies and other economic stimulus have revived Japan’s economy and propelled the stock market to multiyear highs. However, Japanese policymakers must still tackle structural reforms to labor markets, tax and regulatory regimes, and social spending. We believe emerging markets offer compelling valuations, given their recent underperformance and strong long-term growth prospects. China appears to have achieved a soft landing, and we believe there are a number of inexpensive opportunities there. Inflation remains a concern for Brazil, India, and Indonesia.

In developed markets, we favor durable businesses that can generate steady cash flow, such as consumer and industrial companies. Across emerging markets, increasing domestic consumption is a key driver of our strategy, although inflation and rising interest rates have curbed spending. As long-term investors, our focus is on owning high-quality companies with seasoned management teams that display strong underlying fundamentals and generate solid revenue, income, and cash flow growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV January 20, 2006	Since Inception of Class I April 29, 2005	Since Inception of Class S May 2, 2005

Class ADV	13.98%	12.85%	3.60%	—	—
Class I	14.58%	13.53%	—	7.03%	—
Class S	14.33%	13.26%	—	—	6.77%
MSCI ACW IndexSM Ex-U.S.	15.29%	12.81%	4.54%	6.71%	6.72%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price International Stock Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV	$1,000.00	$1,200.50	1.35%	$7.49	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,204.30	0.75	4.17	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,202.20	1.00	5.55	1,000.00	1,020.16	1.00	5.09
ING Bond Portfolio
	1,000.00	1,016.10	0.75	3.81	1,000.00	1,021.42	0.75	3.82
ING Clarion Global Real Estate Portfolio
Class ADV	1,000.00	1,026.30	1.49	7.61	1,000.00	1,017.69	1.49	7.58
Class I	1,000.00	1,030.30	0.89	4.55	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,028.70	1.14	5.83	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,028.00	1.29	6.59	1,000.00	1,018.70	1.29	6.56
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	1,000.00	1,212.90	1.24	6.92	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,216.10	0.64	3.57	1,000.00	1,021.98	0.64	3.26

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING FMRSM Diversified Mid Cap Portfolio (continued)
Class S	$1,000.00	$1,214.90	0.89%	$4.97	$1,000.00	$1,020.72	0.89%	$4.53
Class S2	1,000.00	1,213.40	1.04	5.80	1,000.00	1,019.96	1.04	5.30
ING Global Resources Portfolio
Class ADV	1,000.00	1,147.60	1.24	6.71	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,150.60	0.64	3.47	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,149.50	0.89	4.82	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,148.80	1.04	5.63	1,000.00	1,019.96	1.04	5.30
ING Invesco Growth and Income Portfolio
Class ADV	1,000.00	1,136.80	1.24	6.68	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,140.40	0.64	3.45	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,139.00	0.89	4.80	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,138.00	1.04	5.60	1,000.00	1,019.96	1.04	5.30
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	1,000.00	1,031.80	1.86	9.53	1,000.00	1,015.83	1.86	9.45
Class I	1,000.00	1,034.60	1.26	6.46	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	1,033.50	1.51	7.74	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	1,032.70	1.66	8.51	1,000.00	1,016.84	1.66	8.44
ING Liquid Assets Portfolio
Class I	1,000.00	1,000.20	0.22	1.11	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,000.20	0.23	1.16	1,000.00	1,024.05	0.23	1.17
Class S2	1,000.00	1,000.20	0.23	1.16	1,000.00	1,024.05	0.23	1.17
ING Marsico Growth Portfolio
Class ADV	1,000.00	1,190.70	1.43	7.90	1,000.00	1,018.00	1.43	7.27
Class I	1,000.00	1,194.50	0.83	4.59	1,000.00	1,021.02	0.83	4.23
Class S	1,000.00	1,192.90	1.08	5.97	1,000.00	1,019.76	1.08	5.50
Class S2	1,000.00	1,192.40	1.23	6.80	1,000.00	1,019.00	1.23	6.26
ING MFS Total Return Portfolio
Class ADV	1,000.00	1,094.50	1.31	6.92	1,000.00	1,018.60	1.31	6.67
Class I	1,000.00	1,098.50	0.71	3.76	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,096.30	0.96	5.07	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,096.40	1.11	5.87	1,000.00	1,019.61	1.11	5.65
ING MFS Utilities Portfolio
Class ADV	1,000.00	1,095.60	1.37	7.24	1,000.00	1,018.30	1.37	6.97
Class I	1,000.00	1,098.80	0.77	4.07	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,097.10	1.02	5.39	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	1,097.00	1.17	6.18	1,000.00	1,019.31	1.17	5.96
ING Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	1,103.80	1.56	8.27	1,000.00	1,017.34	1.56	7.93
Class S	1,000.00	1,105.50	1.21	6.42	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	1,104.30	1.36	7.21	1,000.00	1,018.35	1.36	6.92

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING PIMCO Total Return Bond Portfolio
Class ADV	$1,000.00	$1,010.60	1.13%	$5.73	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,013.80	0.57	2.89	1,000.00	1,022.33	0.57	2.91
Class S	1,000.00	1,013.40	0.82	4.16	1,000.00	1,021.07	0.82	4.18
Class S2	1,000.00	1,011.70	0.97	4.92	1,000.00	1,020.32	0.97	4.94
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	1,107.80	1.24	6.59	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,111.30	0.64	3.41	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,109.50	0.89	4.73	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,108.70	1.04	5.53	1,000.00	1,019.96	1.04	5.30
ING T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	1,134.50	1.24	6.67	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,138.10	0.64	3.45	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,137.40	0.89	4.79	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,136.60	1.04	5.60	1,000.00	1,019.96	1.04	5.30
ING T. Rowe Price International Stock Portfolio
Class ADV	1,000.00	1,146.70	1.37	7.41	1,000.00	1,018.30	1.37	6.97
Class I	1,000.00	1,149.70	0.77	4.17	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,148.20	1.02	5.52	1,000.00	1,020.06	1.02	5.19

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING BlackRock Health Sciences Opportunities Portfolio, ING Bond Portfolio, ING Clarion Global Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Global Resources Portfolio, ING Invesco Growth and Income Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Franchise Portfolio, ING PIMCO Total Return Bond Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, and ING T. Rowe Price International Stock Portfolio, each a series of ING Investors Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December , 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING BlackRock Health Sciences Opportunities Portfolio	ING Bond Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
ASSETS:
Investments in securities at fair value+*	$401,079,263	$364,775,594	$298,475,797	$1,226,479,295
Investments in affiliates at fair value**	—	55,090,103	—	—
Short-term investments at fair value***	3,439,621	5,932,466	4,924,127	7,132,230
Short-term investments in affiliates at fair value****	3,572,858	—	—	—
Total investments at fair value	$408,091,742	$425,798,163	$303,399,924	$1,233,611,525
Cash	—	17,424	—	237,514
Cash collateral for futures	—	744,563	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	2,687,738	1,680,000	—	—
Foreign currencies at value*****	950,994	—	4,276	27,391
Receivables:
Investment securities sold	—	438,028	172,915	5,021,726
Investment securities sold on a delayed-delivery or when-issued basis	—	20,512,256	—	—
Fund shares sold	107,258	7,685,697	4,151,426	10,422
Dividends	386,916	165	1,271,008	622,352
Interest	—	2,183,885	—	—
Foreign tax reclaims	192,642	—	6,175	12,362
Unrealized appreciation on forward foreign currency contracts	193,068	134,088	465	1,010
Prepaid expenses	—	1,491	1,138	—
Reimbursement due from manager	—	69,208	22,627	—
Total assets	412,610,358	459,264,968	309,029,954	1,239,544,302

LIABILITIES:
Payable for investment securities purchased	964,698	411,338	91,990	2,259,194
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	57,357,314	—	—
Payable for fund shares redeemed	2,148,750	—	50,248	7,513,680
Payable upon receipt of securities loaned	3,439,621	667,516	—	6,909,450
Unrealized depreciation on forward foreign currency contracts	365,192	164,303	—	—
Upfront payments received on OTC swap agreements	—	1,222,736	—	—
Unrealized depreciation on OTC swap agreements	—	186,855	—	—
Payable for unified fees	253,229	—	—	648,145
Payable for investment management fees	—	160,883	202,457	—
Payable for administrative fees	—	33,517	25,438	—
Payable for distribution and shareholder service fees	80,980	120,662	45,339	262,440
Payable for trustee fees	—	2,116	1,553	—
Other accrued expenses and liabilities	—	115,557	115,408	—
Written options, at fair valueˆ	21,315	—	—	—
Total liabilities	7,273,785	60,442,797	532,433	17,592,909
NET ASSETS	$405,336,573	$398,822,171	$308,497,521	$1,221,951,393

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$273,941,730	$398,163,708	$441,199,891	$792,199,516
Undistributed net investment income	1,465,232	13,189,251	4,210,538	1,996,685
Accumulated net realized gain (loss)	59,020,573	(8,161,718)	(233,329,310)	183,411,010
Net unrealized appreciation (depreciation)	70,909,038	(4,369,070)	96,416,402	244,344,182
NET ASSETS	$405,336,573	$398,822,171	$308,497,521	$1,221,951,393
__________________
+ Including securities loaned at value	$3,336,720	$650,625	$—	$6,758,515
* Cost of investments in securities	$330,014,427	$365,691,188	$202,056,742	$982,135,858
** Cost of investments in affiliates	$—	$58,487,762	$—	$—
*** Cost of short-term investments	$3,439,621	$5,932,209	$4,924,127	$7,132,230
**** Cost of short-term investments in affiliates	$3,572,858	$—	$—	$—
***** Cost of foreign currencies	$955,413	$—	$4,289	$27,408
ˆ Premiums received on written options	$32,628	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING BlackRock Health Sciences Opportunities Portfolio	ING Bond Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
Portfolio Level*
Net assets	n/a	$398,822,171	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	43,369,168	n/a	n/a
Net asset value and redemption price per share	n/a	$9.20	n/a	n/a

Class ADV
Net assets	$450,195	n/a	$23,862,565	$70,647,955
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	26,271	n/a	2,227,513	3,458,827
Net asset value and redemption price per share	$17.14	n/a	$10.71	$20.43

Class I
Net assets	$14,769,391	n/a	$121,413,674	$110,004,586
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	819,624	n/a	11,079,535	5,268,425
Net asset value and redemption price per share	$18.02	n/a	$10.96	$20.88

Class S
Net assets	$390,116,987	n/a	$161,378,798	$964,462,722
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	21,869,049	n/a	14,802,018	46,482,907
Net asset value and redemption price per share	$17.84	n/a	$10.90	$20.75

Class S2
Net assets	n/a	n/a	$1,842,484	$76,836,130
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	168,157	3,723,978
Net asset value and redemption price per share	n/a	n/a	$10.96	$20.63
__________________
* Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Global Resources Portfolio	ING Invesco Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
ASSETS:
Investments in securities at fair value+*	$694,626,435	$638,382,647	$765,504,803	$—
Short-term investments at fair value**	15,797,888	25,149,866	9,910,386	—
Total investments at fair value	$710,424,323	$663,532,513	$775,415,189	$—
Repurchase agreements	—	—	—	139,339,000
Short-term investments at amortized cost	—	—	—	983,922,607
Cash	167	—	3,931,760	687
Foreign currencies at value***	180,896	102,729	1,876,667	—
Receivables:
Investment securities sold	4,287,165	—	967	—
Fund shares sold	1,594,438	110,433	11,311,016	7,670,276
Dividends	817,070	1,189,618	201,166	417
Interest	—	—	—	342,967
Foreign tax reclaims	—	39,195	—	—
Unrealized appreciation on forward foreign currency contracts	—	20,458	—	—
Prepaid expenses	—	—	—	—
Total assets	717,304,059	664,994,946	792,736,765	1,131,275,954

LIABILITIES:
Payable for investment securities purchased	1,373	—	731,025	—
Payable for fund shares redeemed	377,258	2,000,774	607,671	48
Payable upon receipt of securities loaned	3,454,857	4,521,536	9,910,386	—
Unrealized depreciation on forward foreign currency contracts	—	463,659	—	—
Payable for unified fees	376,056	349,693	812,927	23,941
Payable for distribution and shareholder service fees	177,155	143,472	149,546	159,705
Payable for trustee fees	—	—	—	6,801
Other accrued expenses and liabilities	—	—	329,874	—
Total liabilities	4,386,699	7,479,134	12,541,429	190,495
NET ASSETS	$712,917,360	$657,515,812	$780,195,336	$1,131,085,459

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$776,259,895	$408,593,130	$622,515,468	$1,130,978,095
Undistributed (distributions in excess of) net investment income	6,886,406	7,768,821	6,460,909	(29,729)
Accumulated net realized gain (loss)	(155,758,073)	39,108,216	64,823,465	137,093
Net unrealized appreciation	85,529,132	202,045,645	86,395,494	—
NET ASSETS	$712,917,360	$657,515,812	$780,195,336	$1,131,085,459
__________________
+ Including securities loaned at value	$3,304,574	$4,286,294	$9,362,139	$—
* Cost of investments in securities	$609,098,382	$435,896,319	$679,092,775	$—
** Cost of short-term investments	$15,797,888	$25,149,866	$9,910,386	$—
*** Cost of foreign currencies	$180,685	$102,231	$1,889,745	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Global Resources Portfolio	ING Invesco Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
Class ADV
Net assets	$109,942,173	$15,199,510	$43,996,003	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	5,373,697	491,593	2,392,937	n/a
Net asset value and redemption price per share	$20.46	$30.92	$18.39	n/a

Class I
Net assets	$27,021,085	$24,741,555	$136,636,090	$81,028,586
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,274,471	796,107	7,154,491	81,012,473
Net asset value and redemption price per share	$21.20	$31.08	$19.10	$1.00

Class S
Net assets	$555,490,336	$566,800,895	$573,547,664	$753,517,167
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,377,470	18,171,859	30,193,556	753,319,931
Net asset value and redemption price per share	$21.06	$31.19	$19.00	$1.00

Class S2
Net assets	$20,463,766	$50,773,852	$26,015,579	$296,539,706
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	978,247	1,637,837	1,383,013	296,535,014
Net asset value and redemption price per share	$20.92	$31.00	$18.81	$1.00

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
ASSETS:
Investments in securities at fair value+*	$582,827,329	$888,664,258	$615,732,451	$489,409,891
Short-term investments at fair value**	20,668,709	7,377,851	—	7,546,802
Total investments at fair value	$603,496,038	$896,042,109	$615,732,451	$496,956,693
Cash	—	22,919,311	12,223,324	8,645,712
Foreign currencies at value***	—	—	126,055	12,691
Receivables:
Investment securities sold	1,332,203	—	1,157,196	—
Investment securities sold on a delayed-delivery or when-issued basis	—	17,555,908	—	—
Fund shares sold	100,758	934,836	52,961	636,399
Dividends	420,906	811,611	1,018,745	569,815
Interest	—	2,160,959	49,392	—
Foreign tax reclaims	42,975	202,714	382,233	922,801
Unrealized appreciation on forward foreign currency contracts	—	—	67,812	—
Prepaid expenses	—	—	2,333	—
Total assets	605,392,880	940,627,448	630,812,502	507,744,111

LIABILITIES:
Payable for investment securities purchased	2,478,100	—	1,939,666	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	30,218,319	—	—
Payable for fund shares redeemed	3,724,551	1,362,533	206,135	201,164
Payable upon receipt of securities loaned	11,463,811	7,377,851	—	7,546,802
Unrealized depreciation on forward foreign currency contracts	—	—	766,807	—
Payable for unified fees	403,897	531,903	—	394,540
Payable for investment management fees	—	—	315,610	—
Payable for administrative fees	—	—	52,601	—
Payable for distribution and shareholder service fees	121,070	172,363	144,532	126,472
Payable for trustee fees	—	—	3,137	—
Other accrued expenses and liabilities	—	—	185,176	—
Total liabilities	18,191,429	39,662,969	3,613,664	8,268,978
NET ASSETS	$587,201,451	$900,964,479	$627,198,838	$499,475,133

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$423,346,630	$776,424,594	$505,955,636	$334,020,218
Undistributed net investment income	15,309	16,615,087	3,098,587	7,872,384
Accumulated net realized gain (loss)	26,115,266	(60,278,884)	23,466,003	35,615,867
Net unrealized appreciation	137,724,246	168,203,682	94,678,612	121,966,664
NET ASSETS	$587,201,451	$900,964,479	$627,198,838	$499,475,133
__________________
+ Including securities loaned at value	$11,229,524	$7,106,747	$—	$7,396,478
* Cost of investments in securities	$445,104,558	$720,465,830	$520,372,527	$367,463,557
** Cost of short-term investments	$20,668,709	$7,377,851	$—	$7,546,802
*** Cost of foreign currencies	$—	$—	$126,040	$12,633

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
Class ADV
Net assets	$7,545,734	$10,493,868	$48,062,726	$52,318,302
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301,014	566,194	2,750,017	2,981,431
Net asset value and redemption price per share	$25.07	$18.53	$17.48	$17.55

Class I
Net assets	$30,753,973	$115,823,817	$4,626,980	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,201,519	6,185,066	260,825	n/a
Net asset value and redemption price per share	$25.60	$18.73	$17.74	n/a

Class S
Net assets	$530,590,656	$742,790,751	$573,926,291	$385,596,701
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	20,953,022	39,650,382	32,471,758	21,230,974
Net asset value and redemption price per share	$25.32	$18.73	$17.67	$18.16

Class S2
Net assets	$18,311,088	$31,856,043	$582,841	$61,560,130
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	728,490	1,716,778	32,843	3,410,104
Net asset value and redemption price per share	$25.14	$18.56	$17.75	$18.05

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING PIMCO Total Return Bond Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio	ING T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$3,031,515,581	$5,237,520,646	$1,571,477,620	$230,384,963
Short-term investments at fair value**	103,874,378	805,944	—	851,255
Short-term investments in affiliates at fair value***	—	138,105,049	95,845,730	3,487,213
Total investments at fair value	$3,135,389,959	$5,376,431,639	$1,667,323,350	$234,723,431
Short-term investments at amortized cost	10,476,510	—	—	—
Cash	99,690,638	77,181,573	5,262,113	1,290,893
Cash collateral for futures	6,036,000	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	7,891,000	—	—	—
Foreign currencies at value****	3,080,390	2,306,968	—	748,419
Foreign cash collateral for futures*****	—	—	—	—
Receivables:
Investment securities sold	59,751	22,612,136	2,424,449	639,143
Investment securities sold on a delayed-delivery or when-issued basis	651,415,117	—	—	—
Fund shares sold	32,845,066	878,290	358,498	1,133,275
Dividends	—	5,142,733	2,356,241	112,922
Interest	15,963,284	11,835,259	41	14
Foreign tax reclaims	—	79,850	—	240,606
Unrealized apprecation on unfunded corporate loans	—	71,538	—	—
Unrealized appreciation on forward foreign currency contracts	2,362,644	—	—	182,150
Upfront payments paid on OTC swap agreements	231,014	—	—	—
Unrealized appreciation on OTC swap agreements	2,155,282	—	—	—
Variation margin receivable on centrally cleared swaps	2,822,676	—	—	—
Prepaid expenses	—	—	—	868
Reimbursement due from manager	10,000	—	—	—
Total assets	3,970,429,331	5,496,539,986	1,677,724,692	239,071,721

LIABILITIES:
Payable for investment securities purchased	193,023,534	26,928,896	1,612,226	618,724
Payable for investment securities purchased on a delayed-delivery or when-issued basis	933,000,938	—	—	—
Payable for fund shares redeemed	2,936,694	4,382,141	5,383,981	108
Payable for foreign cash collateral for futures******	22,286	—	—	—
Payable upon receipt of securities loaned	4,777,868	805,944	—	851,255
Unrealized depreciation on forward foreign currency contracts	6,807,842	—	—	14,210
Upfront payments received on OTC swap agreements	1,238,754	—	—	—
Unrealized depreciation on OTC swap agreements	1,204,418	—	—	—
Variation margin payable on centrally cleared swaps	527,409	—	—	—
Cash received as collateral for OTC derivatives (Note 2)	2,794,000	—	—	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	935,000	—	—	—
Payable for unified fees	1,347,371	2,892,457	888,608	—
Payable for investment management fees	—	—	—	106,105
Payable for administrative fees	—	—	—	19,648
Payable for distribution and shareholder service fees	574,630	1,045,136	312,163	41,843
Payable for trustee fees	—	—	—	1,150
Payable for cash collateral for futures	914,381	—	—	—
Other accrued expenses and liabilities	92,698	29,120	—	212,769
Written options, at fair valueˆ	2,876,192	24,437,027	—	—
Total liabilities	1,153,074,015	60,520,721	8,196,978	1,865,812
NET ASSETS	$2,817,355,316	$5,436,019,265	$1,669,527,714	$237,205,909

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,679,623,302	$4,102,430,337	$1,113,027,821	$324,772,840
Undistributed net investment income	76,120,984	14,755,677	4,090,438	2,758,255
Accumulated net realized gain (loss)	16,836,434	476,249,448	80,149,391	(125,700,970)
Net unrealized appreciation	44,774,596	842,583,803	472,260,064	35,375,784
NET ASSETS	$2,817,355,316	$5,436,019,265	$1,669,527,714	$237,205,909
__________________
+ Including securities loaned at value	$4,595,486	$783,874	$—	$823,396
* Cost of investments in securities	$3,003,549,196	$4,384,336,817	$1,099,223,369	$195,174,208
** Cost of short-term investments	$102,996,557	$805,944	$—	$851,255
*** Cost of short-term investments in affiliates	$—	$138,105,049	$95,845,730	$3,487,213
**** Cost of foreign currencies	$3,074,826	$2,304,020	$—	$758,631
***** Cost of payable for foreign cash collateral for futures	$22,286	$—	$—	$—
ˆ Premiums received on written options	$3,727,133	$13,756,527	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING PIMCO Total Return Bond Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio	ING T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$165,670,389	$350,643,047	$66,056,323	$12,693,037
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,047,391	12,667,845	3,979,158	955,926
Net asset value and redemption price per share	$11.01	$27.68	$16.60	$13.28

Class I
Net assets	$350,143,306	$989,582,980	$355,229,429	$52,765,960
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	30,586,291	34,915,501	21,190,294	3,974,925
Net asset value and redemption price per share	$11.45	$28.34	$16.76	$13.27

Class S
Net assets	$2,249,029,740	$4,002,987,755	$1,113,359,714	$171,746,912
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	196,334,577	141,132,390	66,320,462	12,982,653
Net asset value and redemption price per share	$11.46	$28.36	$16.79	$13.23

Class S2
Net assets	$52,511,881	$92,805,483	$134,882,248	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	4,609,241	3,286,984	8,097,975	n/a
Net asset value and redemption price per share	$11.39	$28.23	$16.66	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING BlackRock Health Sciences Opportunities Portfolio	ING Bond Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,497,653	$107,592	$7,902,589	$13,700,603
Interest, net of foreign taxes withheld*	111	11,087,332	—	316
Dividends from affiliated funds	4,756	2,679,696	—	—
Securities lending income, net	103,815	53,838	67,821	288,676
Total investment income	4,606,335	13,928,458	7,970,410	13,989,595

EXPENSES:
Investment management fees	—	2,031,467	2,468,913	—
Unified fees	2,481,842	—	—	7,310,034
Distribution and shareholder service fees:
Portfolio Level**	—	2,539,322	—	—
Class ADV	1,735	—	153,485	471,615
Class S	797,893	—	422,950	2,281,908
Class S2	—	—	9,568	356,716
Transfer agent fees	—	588	616	—
Administrative service fees	—	423,218	310,502	—
Shareholder reporting expense	—	33,997	64,960	—
Professional fees	—	26,996	22,114	—
Custody and accounting expense	—	23,345	145,243	—
Trustee fees and expenses	12,105	12,697	9,315	47,402
Proxy and solicitation costs (Note 7)	—	40,000	—	—
Miscellaneous expense	—	12,508	13,569	—
Interest expense	657	967	—	9,359
Total expenses	3,294,232	5,145,105	3,621,235	10,477,034
Net waived and reimbursed fees	(347)	(1,966,323)	(318,253)	(165,670)
Net expenses	3,293,885	3,178,782	3,302,982	10,311,364
Net investment income	1,312,450	10,749,676	4,667,428	3,678,231

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	59,445,508	(7,145,729)	19,552,305	192,950,669
Capital gain distributions from affiliated underlying funds	—	662,838	—	—
Foreign currency related transactions	(378,093)	(348,831)	(96,863)	(121,127)
Futures	—	1,574,419	—	—
Swaps	—	(408,972)	—	—
Sale of affiliated underlying funds	—	507,380	—	—
Written options	278,838	(414,089)	—	—
Net realized gain (loss)	59,346,253	(5,572,984)	19,455,442	192,829,542
Net change in unrealized appreciation (depreciation) on:
Investments	54,357,766	(5,218,442)	(13,033,385)	157,401,831
Affiliated underlying funds	—	(5,559,934)	—	—
Foreign currency related transactions	368,779	482,740	893	(716)
Futures	—	(240,172)	—	—
Swaps	—	(217,783)	—	—
Written options	11,313	—	—	—
Net change in unrealized appreciation (depreciation)	54,737,858	(10,753,591)	(13,032,492)	157,401,115
Net realized and unrealized gain (loss)	114,084,111	(16,326,575)	6,422,950	350,230,657
Increase (decrease) in net assets resulting from operations	$115,396,561	$(5,576,899)	$11,090,378	$353,908,888
__________________
* Foreign taxes withheld	$191,796	$—	$403,335	$150,356
** Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Global Resources Portfolio	ING Invesco Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,521,388	$13,129,742	$17,791,384	$4,262
Interest, net of foreign taxes withheld*	—	—	—	2,611,658
Securities lending income, net	220,192	91,235	532,490	5,250
Total investment income	13,741,580	13,220,977	18,323,874	2,621,170

EXPENSES:
Unified fees	4,621,767	3,900,221	10,253,653	3,191,711
Distribution and shareholder service fees:
Class ADV	803,213	94,511	296,665	—
Class S	1,426,987	1,323,228	1,487,818	2,008,170
Class S2	104,871	251,280	128,051	1,366,240
Trustee fees and expenses	30,907	24,430	34,947	62,414
Interest expense	616	—	11,716	2,697
Total expenses	6,988,361	5,593,670	12,212,850	6,631,232
Net waived and reimbursed fees	(181,617)	(69,158)	(84,943)	(3,999,334)
Brokerage commission recapture	—	(38,194)	(3,788)	—
Net expenses	6,806,744	5,486,318	12,124,119	2,631,898
Net investment income	6,934,836	7,734,659	6,199,755	(10,728)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	23,104,985	57,645,083	74,615,258	145,347
Foreign currency related transactions	(34,796)	(233,299)	119,966	—
Net realized gain	23,070,189	57,411,784	74,735,224	145,347
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	61,252,731	109,843,838	(130,539,184)	—
Foreign currency related transactions	2,121	(160,144)	(42,679)	—
Net change in unrealized appreciation (depreciation)	61,254,852	109,683,694	(130,581,863)	—
Net realized and unrealized gain (loss)	84,325,041	167,095,478	(55,846,639)	145,347
Increase (decrease) in net assets resulting from operations	$91,259,877	$174,830,137	$(49,646,884)	$134,619
__________________
* Foreign taxes withheld	$357,220	$133,602	$1,717,224	$1,133
# Foreign taxes accrued on Indian investments	$—	$—	$329,874	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,792,337	$13,542,703	$23,073,425	$13,476,899
Interest, net of foreign taxes withheld*	—	10,577,034	125,458	—
Securities lending income, net	61,538	169,381	—	414,378
Total investment income	5,853,875	24,289,118	23,198,883	13,891,277

EXPENSES:
Investment management fees	—	—	3,764,067	—
Unified fees	4,471,260	6,197,427	—	4,614,415
Distribution and shareholder service fees:
Class ADV	47,698	66,733	296,664	303,193
Class S	1,228,168	1,826,519	1,456,196	958,298
Class S2	87,847	160,724	3,354	306,404
Transfer agent fees	—	—	728	—
Administrative service fees	—	—	627,337	—
Shareholder reporting expense	—	—	81,016	—
Professional fees	—	—	50,649	—
Custody and accounting expense	—	—	229,038	—
Trustee fees and expenses	22,717	36,215	18,820	19,638
Miscellaneous expense	—	—	26,774	—
Interest expense	—	186	196	—
Total expenses	5,857,690	8,287,804	6,554,839	6,201,948
Net waived and reimbursed fees	(27,109)	(45,491)	(60,004)	(121,919)
Brokerage commission recapture	—	(8,954)	(62,939)	—
Net expenses	5,830,581	8,233,359	6,431,896	6,080,029
Net investment income	23,294	16,055,759	16,766,987	7,811,248

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	80,940,985	100,476,066	67,919,646	38,822,993
Foreign currency related transactions	(1,503)	(33,514)	(2,654,647)	67,248
Net realized gain	80,939,482	100,442,552	65,264,999	38,890,241
Net change in unrealized appreciation (depreciation) on:
Investments	84,050,985	34,945,254	31,186,560	38,229,067
Foreign currency related transactions	1,226	4,461	519,647	29,299
Net change in unrealized appreciation (depreciation)	84,052,211	34,949,715	31,706,207	38,258,366
Net realized and unrealized gain	164,991,693	135,392,267	96,971,206	77,148,607
Increase in net assets resulting from operations	$165,014,987	$151,448,026	$113,738,193	$84,959,855
__________________
* Foreign taxes withheld	$119,359	$163,211	$1,335,326	$515,385

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING PIMCO Total Return Bond Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio	ING T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$967,750	$55,265,364	$38,635,252	$4,818,136
Interest	74,865,712	39,235,060	462	127
Dividends from affiliated funds	—	335,604	52,703	2,247
Securities lending income, net	115,332	154,007	327,013	89,098
Total investment income	75,948,794	94,990,035	39,015,430	4,909,608

EXPENSES:
Investment management fees	—	—	—	1,241,162
Unified fees	17,781,786	31,115,228	10,103,684	—
Distribution and shareholder service fees:
Class ADV	1,355,317	2,049,456	437,287	77,566
Class S	6,441,080	9,340,466	2,658,011	423,539
Class S2	289,081	455,288	598,243	—
Transfer agent fees	—	—	—	658
Administrative service fees	—	—	—	229,843
Shareholder reporting expense	—	—	—	60,297
Professional fees	—	—	—	24,037
Custody and accounting expense	—	—	—	184,283
Trustee fees and expenses	206,362	177,761	64,025	6,895
Proxy, solicitation, and information statement costs (Note 7)	114,700	—	—	—
Miscellaneous expense	—	—	—	11,050
Interest expense	1,165	—	—	80
Total expenses	26,189,491	43,138,199	13,861,250	2,259,410
Net waived and reimbursed fees	(515,865)	(500,950)	(236,341)	(15,514)
Brokerage commission recapture	—	(61,050)	(12,460)	—
Net expenses	25,673,626	42,576,199	13,612,449	2,243,896
Net investment income	50,275,168	52,413,836	25,402,981	2,665,712

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)	13,789,357	472,505,310	103,431,277	7,741,173
Foreign currency related transactions	3,713,606	73,887	(6,086)	93,857
Futures	(1,576,431)	—	—	—
Swaps	19,187,124	—	—	—
Written options	6,475,958	10,373,459	—	—
Net realized gain	41,589,614	482,952,656	103,425,191	7,835,030
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(162,533,030)	446,655,207	279,744,235	20,498,165
Foreign currency related transactions	2,225,078	2,425	3,907	161,372
Futures	(5,608,098)	—	—	—
Swaps	15,995,486	—	—	—
Written options	(1,308,073)	(10,906,075)	—	—
Unfunded commitments	—	109,379	—	—
Net change in unrealized appreciation (depreciation)	(151,228,637)	435,860,936	279,748,142	20,659,537
Net realized and unrealized gain (loss)	(109,639,023)	918,813,592	383,173,333	28,494,567
Increase (decrease) in net assets resulting from operations	$(59,363,855)	$971,227,428	$408,576,314	$31,160,279
__________________
* Foreign taxes withheld	$—	$61,155	$263,866	$259,319
ˆ Foreign taxes on sale of Indian investments	$—	$—	$—	$980
# Foreign taxes accrued on Indian investments	$—	$—	$—	$36,476

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Health Sciences Opportunities Portfolio		ING Bond Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$1,312,450	$1,132,449	$10,749,676	$4,895,127
Net realized gain (loss)	59,346,253	25,491,559	(5,572,984)	47,515,238
Net change in unrealized appreciation (depreciation)	54,737,858	11,187,487	(10,753,591)	(22,942,598)
Increase (decrease) in net assets resulting from operations	115,396,561	37,811,495	(5,576,899)	29,467,767

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Portfolio Level*	—	—	(4,798,053)	(12,344,191)
Class ADV	(9)	(792)	—	—
Class I	(27,126)	(61,447)	—	—
Class S	(183,502)	(1,598,046)	—	—
Net realized gains:
Portfolio Level*	—	—	(41,278,612)	(12,099,491)
Class ADV	(15,347)	(1,424)	—	—
Class I	(875,629)	(97,583)	—	—
Class S	(23,630,749)	(3,352,330)	—	—
Total distributions	(24,732,362)	(5,111,622)	(46,076,665)	(24,443,682)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	90,276,131	30,547,810	37,079,071	41,544,180
Reinvestment of distributions	24,732,362	5,111,622	46,076,665	24,443,682
	115,008,493	35,659,432	83,155,736	65,987,862
Cost of shares redeemed	(37,036,769)	(37,543,881)	(95,021,229)	(88,618,324)
Net increase (decrease) in net assets resulting from capital share transactions	77,971,724	(1,884,449)	(11,865,493)	(22,630,462)
Net increase (decrease) in net assets	168,635,923	30,815,424	(63,519,057)	(17,606,377)

NET ASSETS:
Beginning of year or period	236,700,650	205,885,226	462,341,228	479,947,605
End of year or period	$405,336,573	$236,700,650	$398,822,171	$462,341,228
Undistributed net investment income at end of year or period	$1,465,232	$741,512	$13,189,251	$5,242,537
__________________
* Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Clarion Global Real Estate Portfolio		ING FMRSM Diversified Mid Cap Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$4,667,428	$6,010,804	$3,678,231	$7,764,916
Net realized gain	19,455,442	40,399,774	192,829,542	125,472,023
Net change in unrealized appreciation (depreciation)	(13,032,492)	33,013,954	157,401,115	18,636,711
Increase in net assets resulting from operations	11,090,378	79,424,532	353,908,888	151,873,650

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,186,118)	(47,578)	(115,500)	(161,838)
Class I	(6,848,698)	(751,402)	(724,336)	(803,565)
Class S	(9,207,672)	(895,792)	(4,148,499)	(5,181,483)
Class S2	(101,187)	(6,578)	(228,779)	(313,950)
Net realized gains:
Class ADV	—	—	(241,273)	—
Class I	—	—	(390,113)	—
Class S	—	—	(3,433,677)	—
Class S2	—	—	(271,578)	—
Total distributions	(17,343,675)	(1,701,350)	(9,553,755)	(6,460,836)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	51,277,663	37,330,472	42,508,375	72,698,775
Reinvestment of distributions	17,343,675	1,701,350	9,553,755	6,460,836
	68,621,338	39,031,822	52,062,130	79,159,611
Cost of shares redeemed	(50,764,512)	(196,248,329)	(236,756,252)	(255,399,845)
Net increase (decrease) in net assets resulting from capital share transactions	17,856,826	(157,216,507)	(184,694,122)	(176,240,234)
Net increase (decrease) in net assets	11,603,529	(79,493,325)	159,661,011	(30,827,420)

NET ASSETS:
Beginning of year or period	296,893,992	376,387,317	1,062,290,382	1,093,117,802
End of year or period	$308,497,521	$296,893,992	$1,221,951,393	$1,062,290,382
Undistributed net investment income at end of year or period	$4,210,538	$17,339,328	$1,996,685	$2,044,214

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Resources Portfolio		ING Invesco Growth and Income Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$6,934,836	$6,483,574	$7,734,659	$8,565,963
Net realized gain	23,070,189	2,287,954	57,411,784	31,751,317
Net change in unrealized appreciation (depreciation)	61,254,852	(34,605,353)	109,683,694	35,722,840
Increase (decrease) in net assets resulting from operations	91,259,877	(25,833,825)	174,830,137	76,040,120

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(636,747)	(710,167)	(127,211)	(138,551)
Class I	(320,617)	(361,508)	(317,369)	(225,886)
Class S	(5,401,635)	(5,030,775)	(6,833,120)	(8,879,081)
Class S2	(166,392)	(139,351)	(583,918)	(756,657)
Total distributions	(6,525,391)	(6,241,801)	(7,861,618)	(10,000,175)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,750,172	55,420,849	55,191,686	44,899,722
Reinvestment of distributions	6,525,391	6,241,801	7,861,618	10,000,175
	40,275,563	61,662,650	63,053,304	54,899,897
Cost of shares redeemed	(166,932,804)	(178,562,803)	(105,456,319)	(125,134,215)
Net decrease in net assets resulting from capital share transactions	(126,657,241)	(116,900,153)	(42,403,015)	(70,234,318)
Net increase (decrease) in net assets	(41,922,755)	(148,975,779)	124,565,504	(4,194,373)

NET ASSETS:
Beginning of year or period	754,840,115	903,815,894	532,950,308	537,144,681
End of year or period	$712,917,360	$754,840,115	$657,515,812	$532,950,308
Undistributed net investment income at end of year or period	$6,886,406	$6,511,757	$7,768,821	$8,129,079

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Emerging Markets Equity Portfolio		ING Liquid Assets Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$6,199,755	$6,093,262	$(10,728)	$101,963
Net realized gain	74,735,224	18,116,430	145,347	167,593
Net change in unrealized appreciation (depreciation)	(130,581,863)	125,594,310	—	—
Increase (decrease) in net assets resulting from operations	(49,646,884)	149,804,002	134,619	269,556

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(254,558)	—	—	—
Class I	(1,613,240)	—	(2,118)	(101,962)
Class S	(5,070,443)	—	—	—
Class S2	(183,466)	—	—	—
Net realized gains:
Class ADV	(896,370)	(897,494)	—	—
Class I	(3,119,738)	(4,015,118)	(14,437)	(7,421)
Class S	(12,849,030)	(15,590,660)	(134,427)	(64,213)
Class S2	(560,889)	(666,913)	(43,943)	(16,711)
Total distributions	(24,547,734)	(21,170,185)	(194,925)	(190,307)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	164,148,777	124,569,161	468,787,295	414,563,144
Reinvestment of distributions	24,547,734	21,170,185	194,925	190,307
	188,696,511	145,739,346	468,982,220	414,753,451
Cost of shares redeemed	(227,551,033)	(235,334,742)	(604,657,557)	(560,522,353)
Net decrease in net assets resulting from capital share transactions	(38,854,522)	(89,595,396)	(135,675,337)	(145,768,902)
Net increase (decrease) in net assets	(113,049,140)	39,038,421	(135,735,643)	(145,689,653)

NET ASSETS:
Beginning of year or period	893,244,476	854,206,055	1,266,821,102	1,412,510,755
End of year or period	$780,195,336	$893,244,476	$1,131,085,459	$1,266,821,102
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$6,460,909	$7,105,179	$(29,729)	$284

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico Growth Portfolio		ING MFS Total Return Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$23,294	$4,256,801	$16,055,759	$18,244,742
Net realized gain	80,939,482	114,805,383	100,442,552	32,737,627
Net change in unrealized appreciation (depreciation)	84,052,211	(40,269,608)	34,949,715	42,058,734
Increase in net assets resulting from operations	165,014,987	78,792,576	151,448,026	93,041,103

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(40,150)	—	(185,763)	(141,329)
Class I	(291,949)	(794,401)	(2,646,302)	(2,933,055)
Class S	(3,816,283)	(1,904,030)	(15,379,804)	(17,504,220)
Class S2	(113,282)	(41,792)	(639,867)	(708,975)
Total distributions	(4,261,664)	(2,740,223)	(18,851,736)	(21,287,579)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,697,949	50,474,063	23,709,371	23,157,672
Reinvestment of distributions	4,261,664	2,740,223	18,851,736	21,287,579
	22,959,613	53,214,286	42,561,107	44,445,251
Cost of shares redeemed	(96,120,915)	(264,489,676)	(125,798,000)	(139,720,738)
Net decrease in net assets resulting from capital share transactions	(73,161,302)	(211,275,390)	(83,236,893)	(95,275,487)
Net increase (decrease) in net assets	87,592,021	(135,223,037)	49,359,397	(23,521,963)

NET ASSETS:
Beginning of year or period	499,609,430	634,832,467	851,605,082	875,127,045
End of year or period	$587,201,451	$499,609,430	$900,964,479	$851,605,082
Undistributed net investment income at end of year or period	$15,309	$4,244,400	$16,615,087	$18,829,089

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Utilities Portfolio		ING Morgan Stanley Global Franchise Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$16,766,987	$15,472,707	$7,811,248	$9,830,575
Net realized gain	65,264,999	61,325,812	38,890,241	24,867,803
Net change in unrealized appreciation (depreciation)	31,706,207	(3,316,493)	38,258,366	28,680,018
Increase in net assets resulting from operations	113,738,193	73,482,026	84,959,855	63,378,396

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(839,503)	(794,030)	(880,438)	(310,655)
Class I	(101,664)	(160,346)	—	—
Class S	(11,250,355)	(17,181,917)	(7,882,847)	(6,112,854)
Class S2	(10,148)	(14,547)	(1,160,449)	(914,443)
Net realized gains:
Class ADV	—	—	(2,378,370)	(865,536)
Class S	—	—	(21,202,870)	(17,385,482)
Class S2	—	—	(3,384,754)	(2,904,766)
Total distributions	(12,201,670)	(18,150,840)	(36,889,728)	(28,493,736)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,191,097	36,345,258	34,691,142	40,407,126
Reinvestment of distributions	12,201,670	18,150,840	36,889,728	28,493,736
	48,392,767	54,496,098	71,580,870	68,900,862
Cost of shares redeemed	(114,758,519)	(100,300,689)	(70,167,085)	(61,806,828)
Net increase (decrease) in net assets resulting from capital share transactions	(66,365,752)	(45,804,591)	1,413,785	7,094,034
Net increase in net assets	35,170,771	9,526,595	49,483,912	41,978,694

NET ASSETS:
Beginning of year or period	592,028,067	582,501,472	449,991,221	408,012,527
End of year or period	$627,198,838	$592,028,067	$499,475,133	$449,991,221
Undistributed net investment income at end of year or period	$3,098,587	$1,187,917	$7,872,384	$9,917,622

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Bond Portfolio		ING T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$50,275,168	$77,099,284	$52,413,836	$68,769,551
Net realized gain	41,589,614	153,318,057	482,952,656	321,413,722
Net change in unrealized appreciation (depreciation)	(151,228,637)	55,746,321	435,860,936	165,392,770
Increase (decrease) in net assets resulting from operations	(59,363,855)	286,163,662	971,227,428	555,576,043

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,363,670)	(4,953,133)	(2,772,502)	(2,560,549)
Class I	(13,071,507)	(11,858,436)	(12,017,788)	(11,301,433)
Class S	(85,514,851)	(97,365,853)	(41,554,679)	(52,319,924)
Class S2	(1,857,945)	(2,077,817)	(837,770)	(1,208,836)
Net realized gains:
Class ADV	(2,037,996)	—	(18,269,120)	(4,560,261)
Class I	(3,711,516)	—	(49,251,492)	(14,042,040)
Class S	(26,320,315)	—	(240,105,932)	(95,613,190)
Class S2	(601,762)	—	(5,892,333)	(2,348,285)
Total distributions	(139,479,562)	(116,255,239)	(370,701,616)	(183,954,518)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	194,383,185	757,794,823	534,737,596	455,607,859
Proceeds from shares issued in merger (Note 13)	—	—	51,088,126	—
Reinvestment of distributions	139,479,562	116,255,239	370,701,616	183,954,518
	333,862,747	874,050,062	956,527,338	639,562,377
Cost of shares redeemed	(1,025,962,922)	(713,982,505)	(438,105,750)	(554,625,247)
Net increase (decrease) in net assets resulting from capital share transactions	(692,100,175)	160,067,557	518,421,588	84,937,130
Net increase (decrease) in net assets	(890,943,592)	329,975,980	1,118,947,400	456,558,655

NET ASSETS:
Beginning of year or period	3,708,298,908	3,378,322,928	4,317,071,865	3,860,513,210
End of year or period	$2,817,355,316	$3,708,298,908	$5,436,019,265	$4,317,071,865
Undistributed net investment income at end of year or period	$76,120,984	$109,656,053	$14,755,677	$17,182,020

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Equity Income Portfolio		ING T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$25,402,981	$30,719,353	$2,665,712	$2,755,339
Net realized gain (loss)	103,425,191	82,414,266	7,835,030	(9,897,769)
Net change in unrealized appreciation	279,748,142	119,116,202	20,659,537	45,516,478
Increase in net assets resulting from operations	408,576,314	232,249,821	31,160,279	38,374,048

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(832,941)	(756,283)	(107,937)	(957)
Class I	(6,180,334)	(7,918,295)	(664,541)	(288,488)
Class S	(16,869,159)	(18,354,905)	(1,813,445)	(465,814)
Class S2	(1,881,134)	(1,866,372)	—	—
Net realized gains:
Class ADV	(45,200)	—	—	—
Class I	(243,456)	—	—	—
Class S	(794,361)	—	—	—
Class S2	(88,833)	—	—	—
Total distributions	(26,935,418)	(28,895,855)	(2,585,923)	(755,259)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	163,985,140	118,208,322	16,019,933	25,468,740
Reinvestment of distributions	26,935,418	28,895,855	2,585,923	755,259
	190,920,558	147,104,177	18,605,856	26,223,999
Cost of shares redeemed	(364,074,469)	(287,732,492)	(38,050,825)	(48,927,620)
Net decrease in net assets resulting from capital share transactions	(173,153,911)	(140,628,315)	(19,444,969)	(22,703,621)
Net increase in net assets	208,486,985	62,725,651	9,129,387	14,915,168

NET ASSETS:
Beginning of year or period	1,461,040,729	1,398,315,078	228,076,522	213,161,354
End of year or period	$1,669,527,714	$1,461,040,729	$237,205,909	$228,076,522
Undistributed net investment income at end of year or period	$4,090,438	$4,791,290	$2,758,255	$2,585,589

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV
12-31-13	12.87	(0.00	)*•	5.48	5.48	0.00 *	1.21	—	1.21	—	17.14	43.83	1.50	1.35		1.35		(0.03)		450	88
12-31-12	11.16	0.02	•	2.00	2.02	0.11	0.20	—	0.31	—	12.87	18.25	1.51	1.36		1.36		0.13		97	127
12-31-11	10.76	(0.01)		0.49	0.48	0.08	—	—	0.08	—	11.16	4.39	1.50	1.35		1.34		(0.01)		50	176
12-31-10	10.13	0.03		0.60	0.63	—	—	—	—	—	10.76	6.22	1.50	1.35	†	1.34	†	0.32	†	1	60
12-31-09	8.47	(0.03)		1.69	1.66	—	—	—	—	—	10.13	19.60	1.51	1.35		1.34		(0.38)		1	56
Class I
12-31-13	13.43	0.10	•	5.74	5.84	0.04	1.21	—	1.25	—	18.02	44.73	0.75	0.75		0.75		0.64		14,769	88
12-31-12	11.58	0.09	•	2.08	2.17	0.12	0.20	—	0.32	—	13.43	18.94	0.76	0.76		0.76		0.73		6,995	127
12-31-11	11.09	0.03	•	0.54	0.57	0.08	—	—	0.08	—	11.58	5.12	0.75	0.75		0.74		0.26		4,352	176
12-31-10	10.34	0.08	•	0.67	0.75	—	—	—	—	—	11.09	7.25	0.75	0.75	†	0.74	†	0.74	†	4,640	60
12-31-09	8.59	0.01		1.74	1.75	—	—	—	—	—	10.34	20.37	0.76	0.75		0.74		0.17		7,890	56
Class S
12-31-13	13.32	0.05		5.69	5.74	0.01	1.21	—	1.22	—	17.84	44.32	1.00	1.00		1.00		0.39		390,117	88
12-31-12	11.48	0.07		2.06	2.13	0.09	0.20	—	0.29	—	13.32	18.73	1.01	1.01		1.01		0.50		229,608	127
12-31-11	11.01	(0.00	)*	0.53	0.53	0.06	—	—	0.06	—	11.48	4.76	1.00	1.00		0.99		0.02		201,483	176
12-31-10	10.29	0.06		0.66	0.72	—	—	—	—	—	11.01	7.00	1.00	1.00	†	0.99	†	0.57	†	190,935	60
12-31-09	8.57	(0.01)		1.73	1.72	—	—	—	—	—	10.29	20.07	1.01	1.00		0.99		(0.07)		202,164	56
ING Bond Portfolio
12-31-13	10.47	0.26		(0.39)	(0.13)	0.12	1.02	—	1.14	—	9.20	(1.11)	1.22	0.75		0.75		2.54		398,822	484
12-31-12	10.37	0.11	•	0.55	0.66	0.28	0.28	—	0.56	—	10.47	6.50	0.91	0.69		0.69		1.04		462,341	429
12-31-11(a)	10.12	0.26	•	0.32	0.58	0.29	0.04	—	0.33	—	10.37	5.72	0.63	0.63		0.63		2.53		479,948	14
12-31-10(b)	9.78	0.25		0.34	0.59	0.25	—	—	0.25	—	10.12	6.05	0.63	0.63		0.63		2.48		519,477	26
12-31-09(c)	9.02	0.29	•	0.79	1.08	0.32	0.00 *	—	0.32	—	9.78	12.15	0.63	0.63		0.63		3.11		501,980	12
ING Clarion Global Real Estate Portfolio
Class ADV
12-31-13	10.96	0.12	•	0.25	0.37	0.62	—	—	0.62	—	10.71	3.29	1.73	1.49		1.49		1.13		23,863	35
12-31-12	8.79	0.14		2.07	2.21	0.04	—	—	0.04	—	10.96	25.17	1.75	1.49		1.49		1.52		15,270	43
12-31-11	9.64	0.14	•	(0.64)	(0.50)	0.35	—	—	0.35	—	8.79	(5.62)	1.72	1.49		1.49		1.46		10,225	34
12-31-10	9.22	0.13	•	1.15	1.28	0.86	—	—	0.86	—	9.64	15.61	1.73	1.49	†	1.49	†	1.39	†	5,304	56
12-31-09	7.07	0.18		2.10	2.28	0.13	—	—	0.13	—	9.22	32.88	1.76	1.49	†	1.49	†	2.36	†	1	76
Class I
12-31-13	11.17	0.19	•	0.26	0.45	0.66	—	—	0.66	—	10.96	3.95	0.98	0.89		0.89		1.70		121,414	35
12-31-12	8.93	0.20	•	2.12	2.32	0.08	—	—	0.08	—	11.17	26.08	1.00	0.89		0.89		1.97		106,134	43
12-31-11	9.75	0.19		(0.65)	(0.46)	0.36	—	—	0.36	—	8.93	(5.15)	0.97	0.89		0.89		1.97		210,292	34
12-31-10	9.26	0.17	•	1.18	1.35	0.86	—	—	0.86	—	9.75	16.33	0.98	0.89	†	0.89	†	1.92	†	222,983	56
12-31-09	7.12	0.23	•	2.11	2.34	0.20	—	—	0.20	—	9.26	33.75	1.01	0.89	†	0.89	†	3.20	†	190,880	76
Class S
12-31-13	11.11	0.16	•	0.26	0.42	0.63	—	—	0.63	—	10.90	3.71	1.23	1.14		1.14		1.42		161,379	35
12-31-12	8.89	0.19	•	2.08	2.27	0.05	—	—	0.05	—	11.11	25.65	1.25	1.14		1.14		1.86		173,554	43
12-31-11	9.70	0.16	•	(0.64)	(0.48)	0.33	—	—	0.33	—	8.89	(5.30)	1.22	1.14		1.14		1.70		154,055	34
12-31-10	9.22	0.15	•	1.17	1.32	0.84	—	—	0.84	—	9.70	16.00	1.23	1.14	†	1.14	†	1.66	†	187,177	56
12-31-09	7.09	0.21		2.10	2.31	0.18	—	—	0.18	—	9.22	33.42	1.26	1.14	†	1.14	†	2.79	†	184,853	76
Class S2
12-31-13	11.17	0.14	•	0.26	0.40	0.61	—	—	0.61	—	10.96	3.54	1.48	1.29		1.29		1.27		1,842	35
12-31-12	8.93	0.17	•	2.11	2.28	0.04	—	—	0.04	—	11.17	25.52	1.50	1.29		1.29		1.71		1,935	43
12-31-11	9.74	0.15	•	(0.64)	(0.49)	0.32	—	—	0.32	—	8.93	(5.43)	1.47	1.29		1.29		1.55		1,815	34
12-31-10	9.26	0.14	•	1.17	1.31	0.83	—	—	0.83	—	9.74	15.77	1.48	1.29	†	1.29	†	1.51	†	2,265	56
12-31-09	7.11	0.18		2.14	2.32	0.17	—	—	0.17	—	9.26	33.26	1.51	1.29	†	1.29	†	2.62	†	2,298	76

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING FMRSM Diversified Mid Cap Portfolio
Class ADV
12-31-13	15.15	(0.00	)*	5.38	5.38	0.03	0.07	—	0.10	—	20.43	35.62	1.39	1.24		1.24		(0.03)		70,648	132
12-31-12	13.30	0.05		1.84	1.89	0.04	—	—	0.04	—	15.15	14.24	1.39	1.24		1.24		0.36		56,105	186
12-31-11	15.02	(0.04)		(1.65)	(1.69)	0.03	—	—	0.03	—	13.30	(11.28)	1.39	1.24		1.24		(0.30)		53,845	88
12-31-10	11.75	(0.01)		3.29	3.28	0.01	—	—	0.01	—	15.02	27.89	1.39	1.24	†	1.24	†	(0.11	)†	38,961	34
12-31-09	8.49	0.00	*	3.28	3.28	0.02	—	—	0.02	—	11.75	38.65	1.40	1.24		1.24		0.05		11,364	59
Class I
12-31-13	15.47	0.10	•	5.51	5.61	0.13	0.07	—	0.20	—	20.88	36.39	0.64	0.64		0.64		0.58		110,005	132
12-31-12	13.58	0.15	•	1.88	2.03	0.14	—	—	0.14	—	15.47	14.93	0.64	0.64		0.64		1.03		92,185	186
12-31-11	15.24	0.05		(1.68)	(1.63)	0.03	—	—	0.03	—	13.58	(10.72)	0.64	0.64		0.64		0.28		75,502	88
12-31-10	11.89	0.06		3.34	3.40	0.05	—	—	0.05	—	15.24	28.62	0.64	0.64	†	0.64	†	0.48	†	93,325	34
12-31-09	8.57	0.07	•	3.32	3.39	0.07	—	—	0.07	—	11.89	39.61	0.65	0.64		0.64		0.68		74,080	59
Class S
12-31-13	15.38	0.06	•	5.47	5.53	0.09	0.07	—	0.16	—	20.75	36.02	0.89	0.89		0.89		0.33		964,463	132
12-31-12	13.50	0.10	•	1.87	1.97	0.09	—	—	0.09	—	15.38	14.63	0.89	0.89		0.89		0.69		848,802	186
12-31-11	15.19	0.01		(1.67)	(1.66)	0.03	—	—	0.03	—	13.50	(10.95)	0.89	0.89		0.89		0.03		901,291	88
12-31-10	11.85	0.03		3.33	3.36	0.02	—	—	0.02	—	15.19	28.36	0.89	0.89	†	0.89	†	0.23	†	1,196,633	34
12-31-09	8.55	0.04		3.31	3.35	0.05	—	—	0.05	—	11.85	39.18	0.90	0.89		0.89		0.40		984,825	59
Class S2
12-31-13	15.29	0.04		5.43	5.47	0.06	0.07	—	0.13	—	20.63	35.86	1.14	1.04		1.04		0.17		76,836	132
12-31-12	13.43	0.09		1.84	1.93	0.07	—	—	0.07	—	15.29	14.41	1.14	1.04		1.04		0.56		65,198	186
12-31-11	15.13	(0.02)		(1.65)	(1.67)	0.03	—	—	0.03	—	13.43	(11.06)	1.14	1.04		1.04		(0.12)		62,480	88
12-31-10	11.81	0.01		3.32	3.33	0.01	—	—	0.01	—	15.13	28.17	1.14	1.04	†	1.04	†	0.08	†	71,542	34
12-31-09	8.52	0.02		3.31	3.33	0.04	—	—	0.04	—	11.81	39.05	1.15	1.04		1.04		0.25		49,665	59
ING Global Resources Portfolio
Class ADV
12-31-13	18.19	0.12	•	2.27	2.39	0.12	—	—	0.12	—	20.46	13.18	1.39	1.24		1.24		0.65		109,942	45
12-31-12	18.91	0.10		(0.71)	(0.61)	0.11	—	—	0.11	—	18.19	(3.16)	1.40	1.25		1.25		0.47		105,126	50
12-31-11	21.04	0.07	•	(2.04)	(1.97)	0.16	—	—	0.16	—	18.91	(9.47)	1.40	1.25		1.25		0.37		121,833	73
12-31-10	17.55	0.06	•	3.61	3.67	0.18	—	—	0.18	—	21.04	21.26	1.40	1.25	†	1.25	†	0.33	†	20,655	45
12-31-09	12.82	0.09	•	4.65	4.74	0.01	—	—	0.01	—	17.55	36.96	1.41	1.26	†	1.26	†	0.64	†	4,007	77
Class I
12-31-13	18.86	0.25	•	2.34	2.59	0.25	—	—	0.25	—	21.20	13.84	0.64	0.64		0.64		1.25		27,021	45
12-31-12	19.59	0.20	•	(0.72)	(0.52)	0.21	—	—	0.21	—	18.86	(2.58)	0.65	0.65		0.65		1.07		31,148	50
12-31-11	21.67	0.19	•	(2.10)	(1.91)	0.17	—	—	0.17	—	19.59	(8.92)	0.65	0.65		0.65		0.88		37,839	73
12-31-10	18.00	0.16	•	3.73	3.89	0.22	—	—	0.22	—	21.67	21.96	0.65	0.65	†	0.65	†	0.90	†	46,813	45
12-31-09	13.14	0.19	•	4.76	4.95	0.09	—	—	0.09	—	18.00	37.87	0.66	0.66	†	0.66	†	1.25	†	29,788	77
Class S
12-31-13	18.72	0.20	•	2.33	2.53	0.19	—	—	0.19	—	21.06	13.60	0.89	0.89		0.89		1.00		555,490	45
12-31-12	19.43	0.16	•	(0.72)	(0.56)	0.15	—	—	0.15	—	18.72	(2.85)	0.90	0.90		0.90		0.83		596,715	50
12-31-11	21.50	0.13	•	(2.08)	(1.95)	0.12	—	—	0.12	—	19.43	(9.15)	0.90	0.90		0.90		0.63		719,213	73
12-31-10	17.86	0.12	•	3.69	3.81	0.17	—	—	0.17	—	21.50	21.64	0.90	0.90	†	0.90	†	0.65	†	907,755	45
12-31-09	13.03	0.15		4.73	4.88	0.05	—	—	0.05	—	17.86	37.51	0.91	0.91	†	0.91	†	1.00	†	902,260	77
Class S2
12-31-13	18.60	0.17	•	2.31	2.48	0.16	—	—	0.16	—	20.92	13.40	1.14	1.04		1.04		0.86		20,464	45
12-31-12	19.30	0.14		(0.73)	(0.59)	0.11	—	—	0.11	—	18.60	(2.99)	1.15	1.05		1.05		0.68		21,852	50
12-31-11	21.35	0.12		(2.08)	(1.96)	0.09	—	—	0.09	—	19.30	(9.24)	1.15	1.05		1.05		0.48		24,930	73
12-31-10	17.74	0.09	•	3.67	3.76	0.15	—	—	0.15	—	21.35	21.46	1.15	1.05	†	1.05	†	0.51	†	30,537	45
12-31-09	12.93	0.12	•	4.70	4.82	0.01	—	—	0.01	—	17.74	37.26	1.16	1.06	†	1.06	†	0.85	†	28,494	77

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Invesco Growth and Income Portfolio
Class ADV
12-31-13	23.41	0.25	•	7.55	7.80	0.29	—	—	0.29	—	30.92	33.45	1.39	1.24		1.23		0.92		15,200	28
12-31-12	20.82	0.27	•	2.66	2.93	0.34	—	—	0.34	—	23.41	14.17	1.40	1.25		1.24		1.19		9,405	25
12-31-11	21.62	0.24	•	(0.78)	(0.54)	0.26	—	—	0.26	—	20.82	(2.55)	1.40	1.25		1.24		1.12		9,099	19
12-31-10	19.33	0.16	•	2.18	2.34	0.05	—	—	0.05	—	21.62	12.14	1.40	1.25	†	1.24	†	0.80	†	7,565	27
12-31-09	15.80	0.17	•	3.55	3.72	0.19	—	—	0.19	—	19.33	23.57	1.41	1.26	†	1.26	†	1.03	†	2,692	52
Class I
12-31-13	23.50	0.43	•	7.58	8.01	0.43	—	—	0.43	—	31.08	34.23	0.64	0.64		0.63		1.53		24,742	28
12-31-12	20.90	0.41	•	2.66	3.07	0.47	—	—	0.47	—	23.50	14.89	0.65	0.65		0.64		1.80		16,952	25
12-31-11	21.63	0.36	•	(0.77)	(0.41)	0.32	—	—	0.32	—	20.90	(1.96)	0.65	0.65		0.64		1.66		8,679	19
12-31-10	19.23	0.28	•	2.17	2.45	0.05	—	—	0.05	—	21.63	12.78	0.65	0.65	†	0.64	†	1.40	†	20,244	27
12-31-09	15.69	0.27		3.54	3.81	0.27	—	—	0.27	—	19.23	24.30	0.66	0.66	†	0.66	†	1.67	†	16,614	52
Class S
12-31-13	23.59	0.35	•	7.61	7.96	0.36	—	—	0.36	—	31.19	33.88	0.89	0.89		0.88		1.27		566,801	28
12-31-12	20.98	0.35	•	2.67	3.02	0.41	—	—	0.41	—	23.59	14.56	0.90	0.90		0.89		1.55		460,995	25
12-31-11	21.70	0.31	•	(0.77)	(0.46)	0.26	—	—	0.26	—	20.98	(2.16)	0.90	0.90		0.89		1.43		474,352	19
12-31-10	19.34	0.23	•	2.18	2.41	0.05	—	—	0.05	—	21.70	12.50	0.90	0.90	†	0.89	†	1.16	†	559,031	27
12-31-09	15.78	0.23	•	3.56	3.79	0.23	—	—	0.23	—	19.34	24.02	0.91	0.91	†	0.91	†	1.43	†	570,662	52
Class S2
12-31-13	23.45	0.31	•	7.56	7.87	0.32	—	—	0.32	—	31.00	33.70	1.14	1.04		1.03		1.12		50,774	28
12-31-12	20.85	0.32	•	2.66	2.98	0.38	—	—	0.38	—	23.45	14.41	1.15	1.05		1.04		1.40		45,598	25
12-31-11	21.58	0.28	•	(0.78)	(0.50)	0.23	—	—	0.23	—	20.85	(2.36)	1.15	1.05		1.04		1.28		45,015	19
12-31-10	19.26	0.20	•	2.17	2.37	0.05	—	—	0.05	—	21.58	12.34	1.15	1.05	†	1.04	†	1.01	†	52,679	27
12-31-09	15.72	0.21	•	3.53	3.74	0.20	—	—	0.20	—	19.26	23.83	1.16	1.06	†	1.06	†	1.28	†	51,397	52
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-13	20.19	0.07	•	(1.31)	(1.24)	0.12	0.44	—	0.56	—	18.39	(6.07)	2.01	1.86		1.86		0.36		43,996	45
12-31-12	17.48	0.06		3.14	3.20	—	0.49	—	0.49	—	20.19	18.71	2.01	1.86		1.86		0.32		37,375	15
12-31-11	22.36	0.06	•	(4.06)	(4.00)	0.19	0.69	—	0.88	—	17.48	(18.53)	2.01	1.86		1.86		0.30		29,692	19
12-31-10	20.00	(0.05)		3.75	3.70	0.12	1.22	—	1.34	—	22.36	19.87	2.01	1.86		1.86		(0.29)		26,579	13
12-31-09	11.80	0.01		8.32	8.33	0.13	—	—	0.13	—	20.00	70.91	2.01	1.86		1.86		0.15		4,140	34
Class I
12-31-13	20.93	0.19	•	(1.35)	(1.16)	0.23	0.44	—	0.67	—	19.10	(5.49)	1.26	1.26		1.26		0.97		136,636	45
12-31-12	18.01	0.17	•	3.24	3.41	—	0.49	—	0.49	—	20.93	19.33	1.26	1.26		1.26		0.84		177,486	15
12-31-11	22.92	0.20	•	(4.19)	(3.99)	0.23	0.69	—	0.92	—	18.01	(18.05)	1.26	1.26		1.26		0.95		227,942	19
12-31-10	20.38	0.09		3.83	3.92	0.16	1.22	—	1.38	—	22.92	20.63	1.26	1.26		1.26		0.46		261,290	13
12-31-09	12.03	0.13	•	8.48	8.61	0.26	—	—	0.26	—	20.38	72.16	1.26	1.26		1.26		0.86		202,720	34
Class S
12-31-13	20.82	0.16		(1.37)	(1.21)	0.17	0.44	—	0.61	—	19.00	(5.74)	1.51	1.51		1.51		0.73		573,548	45
12-31-12	17.95	0.13		3.23	3.36	—	0.49	—	0.49	—	20.82	19.11	1.51	1.51		1.51		0.67		650,690	15
12-31-11	22.85	0.14		(4.17)	(4.03)	0.18	0.69	—	0.87	—	17.95	(18.27)	1.51	1.51		1.51		0.63		570,995	19
12-31-10	20.33	0.06		3.79	3.85	0.11	1.22	—	1.33	—	22.85	20.29	1.51	1.51		1.51		0.22		764,106	13
12-31-09	12.00	0.08	•	8.46	8.54	0.21	—	—	0.21	—	20.33	71.70	1.51	1.51		1.51		0.52		786,256	34
Class S2
12-31-13	20.62	0.11		(1.34)	(1.23)	0.14	0.44	—	0.58	—	18.81	(5.89)	1.76	1.66		1.66		0.58		26,016	45
12-31-12	17.81	0.10		3.20	3.30	—	0.49	—	0.49	—	20.62	18.92	1.76	1.66		1.66		0.51		27,693	15
12-31-11	22.68	0.12		(4.15)	(4.03)	0.15	0.69	—	0.84	—	17.81	(18.40)	1.76	1.66		1.66		0.48		25,577	19
12-31-10	20.19	0.02		3.78	3.80	0.09	1.22	—	1.31	—	22.68	20.15	1.76	1.66		1.66		0.06		35,523	13
12-31-09	11.92	0.06		8.39	8.45	0.18	—	—	0.18	—	20.19	71.27	1.76	1.66		1.66		0.37		33,343	34

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Liquid Assets Portfolio
Class I
12-31-13	1.00	—		0.00	*	0.00		0.00	*	0.00	*	—	0.00	*	—	1.00	0.02	0.28	0.22		0.22		0.00	*	81,029	—
12-31-12	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.11	0.28	0.28		0.28		0.10		98,940	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.04	0.27	0.25		0.25		0.01		111,088	—
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.06	0.27	0.27		0.27		0.06		129,360	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.52	0.29	0.29		0.29		0.31		153,190	—
Class S
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02	0.53	0.23		0.23		0.00	*	753,517	—
12-31-12	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.38		0.38		0.00	*	897,738	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.52	0.26		0.26		0.00	*	1,072,086	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.00	0.52	0.33		0.33		0.00	*	1,157,898	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.31	0.54	0.51		0.51		0.10		1,610,786	—
Class S2
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02	0.78	0.23		0.23		(0.00	)*	296,540	—
12-31-12	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.38		0.38		0.00	*	270,143	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.77	0.26		0.26		0.00	*	229,337	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.00	0.77	0.34		0.34		0.00	*	185,550	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.27	0.79	0.55		0.55		0.05		134,392	—
ING Marsico Growth Portfolio
Class ADV
12-31-13	18.67	(0.08	)•	6.61		6.53		0.13		—		—	0.13		—	25.07	35.07	1.58	1.43		1.43		(0.36)		7,546	111
12-31-12	16.65	0.06		1.96		2.02		—		—		—	—		—	18.67	12.13	1.57	1.42		1.42		0.36		5,072	74
12-31-11	17.00	(0.01	)•	(0.33)		(0.34)		0.01		—		—	0.01		—	16.65	(2.02)	1.57	1.42		1.42		(0.07)		4,073	65
12-31-10	14.29	(0.01	)•	2.77		2.76		0.05		—		—	0.05		—	17.00	19.35	1.56	1.41	†	1.41	†	(0.10	)†	8,140	79
12-31-09	11.11	0.02	•	3.16		3.18		0.00	*	—		—	0.00	*	—	14.29	28.63	1.56	1.41	†	1.41	†	0.19	†	4,313	74
Class I
12-31-13	19.03	0.05	•	6.75		6.80		0.23		—		—	0.23		—	25.60	35.89	0.83	0.83		0.83		0.25		30,754	111
12-31-12	16.97	0.12	•	2.06		2.18		0.12		—		—	0.12		—	19.03	12.89	0.82	0.82		0.82		0.63		26,180	74
12-31-11	17.29	0.11		(0.35)		(0.24)		0.08		—		—	0.08		—	16.97	(1.41)	0.82	0.82		0.82		0.56		147,444	65
12-31-10	14.51	0.08		2.82		2.90		0.12		—		—	0.12		—	17.29	20.13	0.81	0.81	†	0.81	†	0.47	†	188,224	79
12-31-09	11.36	0.10	•	3.20		3.30		0.15		—		—	0.15		—	14.51	29.30	0.81	0.81	†	0.81	†	0.80	†	182,448	74
Class S
12-31-13	18.83	0.01		6.65		6.66		0.17		—		—	0.17		—	25.32	35.51	1.08	1.08		1.08		0.00	*	530,591	111
12-31-12	16.80	0.13	•	1.97		2.10		0.07		—		—	0.07		—	18.83	12.52	1.07	1.07		1.07		0.69		451,755	74
12-31-11	17.12	0.05	•	(0.33)		(0.28)		0.04		—		—	0.04		—	16.80	(1.66)	1.07	1.07		1.07		0.32		466,896	65
12-31-10	14.37	0.04		2.79		2.83		0.08		—		—	0.08		—	17.12	19.83	1.06	1.06	†	1.06	†	0.22	†	609,780	79
12-31-09	11.24	0.07		3.17		3.24		0.11		—		—	0.11		—	14.37	29.00	1.06	1.06	†	1.06	†	0.54	†	546,201	74
Class S2
12-31-13	18.69	(0.03	)•	6.62		6.59		0.14		—		—	0.14		—	25.14	35.38	1.33	1.23		1.23		(0.15)		18,311	111
12-31-12	16.68	0.10	•	1.96		2.06		0.05		—		—	0.05		—	18.69	12.33	1.32	1.22		1.22		0.55		16,602	74
12-31-11	17.00	0.04		(0.34)		(0.30)		0.02		—		—	0.02		—	16.68	(1.79)	1.32	1.22		1.22		0.17		16,419	65
12-31-10	14.28	0.02		2.76		2.78		0.06		—		—	0.06		—	17.00	19.58	1.31	1.21	†	1.21	†	0.07	†	18,825	79
12-31-09	11.16	0.05		3.16		3.21		0.09		—		—	0.09		—	14.28	28.88	1.31	1.21	†	1.21	†	0.39	†	17,478	74
ING MFS Total Return Portfolio
Class ADV
12-31-13	15.98	0.25	•	2.65		2.90		0.35		—		—	0.35		—	18.53	18.29	1.46	1.31		1.30		1.45		10,494	59
12-31-12	14.76	0.27	•	1.30		1.57		0.35		—		—	0.35		—	15.98	10.76	1.46	1.31		1.31		1.71		7,345	22
12-31-11	14.92	0.27	•	(0.08)		0.19		0.35		—		—	0.35		—	14.76	1.25	1.45	1.30		1.30		1.84		5,177	19
12-31-10	13.69	0.25	•	1.04		1.29		0.06		—		—	0.06		—	14.92	9.49	1.45	1.30		1.29		1.78		4,361	30
12-31-09	11.90	0.29		1.79		2.08		0.29		—		—	0.29		—	13.69	17.48	1.45	1.30		1.29		2.39		2,184	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING MFS Total Return Portfolio (continued)
Class I
12-31-13	16.11	0.36	•	2.68	3.04	0.42	—	—	0.42	—	18.73	19.05	0.71	0.71	0.70	2.04	115,824	59
12-31-12	14.86	0.36	•	1.31	1.67	0.42	—	—	0.42	—	16.11	11.41	0.71	0.71	0.71	2.31	107,119	22
12-31-11	14.98	0.36	•	(0.07)	0.29	0.41	—	—	0.41	—	14.86	1.86	0.70	0.70	0.70	2.42	108,731	19
12-31-10	13.66	0.34	•	1.04	1.38	0.06	—	—	0.06	—	14.98	10.17	0.70	0.70	0.69	2.39	122,406	30
12-31-09	11.87	0.37	•	1.78	2.15	0.36	—	—	0.36	—	13.66	18.14	0.70	0.70	0.69	3.00	127,025	44
Class S
12-31-13	16.12	0.31	•	2.68	2.99	0.38	—	—	0.38	—	18.73	18.68	0.96	0.96	0.95	1.79	742,791	59
12-31-12	14.86	0.32	•	1.32	1.64	0.38	—	—	0.38	—	16.12	11.17	0.96	0.96	0.96	2.06	705,517	22
12-31-11	14.98	0.33	•	(0.09)	0.24	0.36	—	—	0.36	—	14.86	1.58	0.95	0.95	0.95	2.17	729,715	19
12-31-10	13.70	0.30	•	1.04	1.34	0.06	—	—	0.06	—	14.98	9.85	0.95	0.95	0.94	2.14	847,131	30
12-31-09	11.90	0.34	•	1.79	2.13	0.33	—	—	0.33	—	13.70	17.91	0.95	0.95	0.94	2.74	904,853	44
Class S2
12-31-13	15.97	0.29	•	2.65	2.94	0.35	—	—	0.35	—	18.56	18.56	1.21	1.11	1.10	1.64	31,856	59
12-31-12	14.73	0.30	•	1.30	1.60	0.36	—	—	0.36	—	15.97	10.96	1.21	1.11	1.11	1.91	31,624	22
12-31-11	14.85	0.30	•	(0.08)	0.22	0.34	—	—	0.34	—	14.73	1.47	1.20	1.10	1.10	2.03	31,504	19
12-31-10	13.60	0.28	•	1.03	1.31	0.06	—	—	0.06	—	14.85	9.70	1.20	1.10	1.09	1.99	35,158	30
12-31-09	11.82	0.32	•	1.77	2.09	0.31	—	—	0.31	—	13.60	17.69	1.20	1.10	1.09	2.60	35,301	44
ING MFS Utilities Portfolio
Class ADV
12-31-13	14.85	0.39	•	2.55	2.94	0.31	—	—	0.31	—	17.48	19.82	1.52	1.37	1.36	2.32	48,063	45
12-31-12	13.55	0.34	•	1.38	1.72	0.42	—	—	0.42	—	14.85	12.82	1.54	1.39	1.39	2.35	29,965	49
12-31-11	13.22	0.37	•	0.43	0.80	0.47	—	—	0.47	—	13.55	6.04	1.53	1.38	1.37	2.70	18,817	52
12-31-10	11.97	0.35	•	1.24	1.59	0.34	—	—	0.34	—	13.22	13.29	1.52	1.37	1.36	2.79	5,970	56
12-31-09	9.49	0.48	•	2.57	3.05	0.55	—	0.02	0.57	—	11.97	32.35	1.55	1.40	1.38	4.61	658	71
Class I
12-31-13	15.05	0.50	•	2.59	3.09	0.40	—	—	0.40	—	17.74	20.54	0.77	0.77	0.76	2.96	4,627	45
12-31-12	13.71	0.42	•	1.42	1.84	0.50	—	—	0.50	—	15.05	13.53	0.79	0.79	0.79	2.91	4,493	49
12-31-11	13.35	0.49	•	0.39	0.88	0.52	—	—	0.52	—	13.71	6.62	0.78	0.78	0.77	3.48	4,636	52
12-31-10	12.03	0.41	•	1.28	1.69	0.37	—	—	0.37	—	13.35	14.08	0.77	0.77	0.76	3.35	4,844	56
12-31-09	9.53	0.53	•	2.60	3.13	0.61	—	0.02	0.63	—	12.03	33.11	0.80	0.80	0.78	5.11	5,180	71
Class S
12-31-13	15.00	0.45	•	2.57	3.02	0.35	—	—	0.35	—	17.67	20.17	1.02	1.02	1.01	2.69	573,926	45
12-31-12	13.66	0.38	•	1.42	1.80	0.46	—	—	0.46	—	15.00	13.29	1.04	1.04	1.04	2.64	557,017	49
12-31-11	13.30	0.43		0.42	0.85	0.49	—	—	0.49	—	13.66	6.39	1.03	1.03	1.02	3.20	558,900	52
12-31-10	12.00	0.38	•	1.26	1.64	0.34	—	—	0.34	—	13.30	13.68	1.02	1.02	1.01	3.10	515,667	56
12-31-09	9.51	0.50	•	2.59	3.09	0.58	—	0.02	0.60	—	12.00	32.80	1.05	1.05	1.03	4.75	493,128	71
Class S2
12-31-13	15.05	0.43	•	2.58	3.01	0.31	—	—	0.31	—	17.75	20.05	1.27	1.17	1.16	2.59	583	45
12-31-12	13.73	0.38	•	1.40	1.78	0.46	—	—	0.46	—	15.05	13.11	1.29	1.19	1.19	2.60	553	49
12-31-11	13.37	0.40	•	0.44	0.84	0.48	—	—	0.48	—	13.73	6.27	1.28	1.18	1.17	2.84	148	52
12-31-10	12.15	0.41	•	1.17	1.58	0.36	—	—	0.36	—	13.37	13.02	1.27	1.17	1.16	3.08	83	56
12-31-09	9.67	0.51	•	2.60	3.11	0.61	—	0.02	0.63	—	12.15	32.42	1.30	1.20	1.18	4.83	1	71
ING Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-13	15.98	0.20	•	2.74	2.94	0.37	1.00	—	1.37	—	17.55	19.02	1.71	1.56	1.56	1.17	52,318	21
12-31-12	14.84	0.27	•	1.94	2.21	0.28	0.79	—	1.07	—	15.98	15.38	1.71	1.56	1.56	1.69	26,169	28
12-31-11	13.99	0.17	•	1.07	1.24	0.39	—	—	0.39	—	14.84	8.75	1.72	1.57	1.57	1.17	9,740	35
12-31-10	12.42	0.03	•	1.63	1.66	0.09	—	—	0.09	—	13.99	13.40	1.73	1.58	1.58	0.22	2,567	47
12-31-09	10.78	0.15		2.65	2.80	0.79	0.37	—	1.16	—	12.42	28.15	1.74	1.59	1.59	1.29	1	21

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Morgan Stanley Global Franchise Portfolio (continued)
Class S
12-31-13	16.44	0.29	•	2.80	3.09	0.37	1.00	—	1.37	—	18.16	19.42	1.21	1.21	1.21	1.67	385,597	21
12-31-12	15.18	0.36	•	1.97	2.33	0.28	0.79	—	1.07	—	16.44	15.79	1.21	1.21	1.21	2.24	364,277	28
12-31-11	14.24	0.28	•	1.02	1.30	0.36	—	—	0.36	—	15.18	9.05	1.22	1.22	1.22	1.83	339,475	35
12-31-10	12.56	0.23		1.51	1.74	0.06	—	—	0.06	—	14.24	13.89	1.23	1.23	1.23	1.79	331,750	47
12-31-09	10.89	0.17	•	2.72	2.89	0.85	0.37	—	1.22	—	12.56	28.90	1.24	1.24	1.24	1.57	277,784	21
Class S2
12-31-13	16.34	0.27	•	2.78	3.05	0.34	1.00	—	1.34	—	18.05	19.28	1.46	1.36	1.36	1.53	61,560	21
12-31-12	15.10	0.34	•	1.94	2.28	0.25	0.79	—	1.04	—	16.34	15.53	1.46	1.36	1.36	2.10	59,545	28
12-31-11	14.16	0.26	•	1.01	1.27	0.33	—	—	0.33	—	15.10	8.92	1.47	1.37	1.37	1.72	58,797	35
12-31-10	12.48	0.22	•	1.50	1.72	0.04	—	—	0.04	—	14.16	13.82	1.48	1.38	1.38	1.67	62,756	47
12-31-09	10.83	0.16	•	2.69	2.85	0.83	0.37	—	1.20	—	12.48	28.58	1.49	1.39	1.39	1.46	60,930	21
ING PIMCO Total Return Bond Portfolio
Class ADV
12-31-13	11.77	0.14	•	(0.38)	(0.24)	0.39	0.13	—	0.52	—	11.01	(2.03)	1.32	1.13	1.13	1.26	165,670	720
12-31-12	11.23	0.22	•	0.72	0.94	0.40	—	—	0.40	—	11.77	8.42	1.32	1.13	1.13	1.91	176,099	694
12-31-11	11.90	0.27	•	0.09	0.36	0.53	0.50	—	1.03	—	11.23	3.04	1.32	1.13	1.13	2.34	118,286	717
12-31-10	12.01	0.27	•	0.58	0.85	0.63	0.33	—	0.96	—	11.90	7.28	1.31	1.11	1.11	2.27	68,384	553
12-31-09	11.30	0.42	•	1.09	1.51	0.42	0.38	—	0.80	—	12.01	13.84	1.31	1.16	1.16	3.63	1	585
Class I
12-31-13	12.20	0.22	•	(0.40)	(0.18)	0.44	0.13	—	0.57	—	11.45	(1.44)	0.57	0.57	0.57	1.82	350,143	720
12-31-12	11.61	0.29	•	0.74	1.03	0.44	—	—	0.44	—	12.20	8.95	0.57	0.57	0.57	2.45	469,998	694
12-31-11	12.21	0.34	•	0.11	0.45	0.55	0.50	—	1.05	—	11.61	3.68	0.57	0.57	0.57	2.86	310,820	717
12-31-10	12.21	0.34	•	0.62	0.96	0.63	0.33	—	0.96	—	12.21	8.09	0.56	0.55	0.55	2.72	323,398	553
12-31-09	11.47	0.52	•	1.09	1.61	0.49	0.38	—	0.87	—	12.21	14.63	0.56	0.56	0.56	4.41	266,881	585
Class S
12-31-13	12.21	0.19	•	(0.40)	(0.21)	0.41	0.13	—	0.54	—	11.46	(1.73)	0.82	0.82	0.82	1.57	2,249,030	720
12-31-12	11.61	0.27	•	0.74	1.01	0.41	—	—	0.41	—	12.21	8.77	0.82	0.82	0.82	2.24	2,997,307	694
12-31-11	12.20	0.31	•	0.11	0.42	0.51	0.50	—	1.01	—	11.61	3.47	0.82	0.82	0.82	2.63	2,883,352	717
12-31-10	12.22	0.31	•	0.61	0.92	0.61	0.33	—	0.94	—	12.20	7.69	0.81	0.80	0.80	2.46	3,064,266	553
12-31-09	11.48	0.47	•	1.12	1.59	0.47	0.38	—	0.85	—	12.22	14.44	0.81	0.81	0.81	3.96	3,044,602	585
Class S2
12-31-13	12.14	0.17	•	(0.40)	(0.23)	0.39	0.13	—	0.52	—	11.39	(1.92)	1.07	0.97	0.97	1.41	52,512	720
12-31-12	11.54	0.25	•	0.74	0.99	0.39	—	—	0.39	—	12.14	8.63	1.07	0.97	0.97	2.09	64,895	694
12-31-11	12.14	0.30	•	0.10	0.40	0.50	0.50	—	1.00	—	11.54	3.23	1.07	0.97	0.97	2.48	65,865	717
12-31-10	12.16	0.29	•	0.61	0.90	0.59	0.33	—	0.92	—	12.14	7.56	1.06	0.95	0.95	2.31	73,270	553
12-31-09	11.42	0.45	•	1.12	1.57	0.45	0.38	—	0.83	—	12.16	14.30	1.06	0.96	0.96	3.82	73,871	585
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-13	24.54	0.19	•	5.00	5.19	0.24	1.81	—	2.05	—	27.68	21.75	1.39	1.24	1.24	0.72	350,643	69
12-31-12	22.46	0.31	•	2.80	3.11	0.33	0.70	—	1.03	—	24.54	14.10	1.40	1.25	1.25	1.30	199,893	76
12-31-11	22.26	0.31	•	0.27	0.58	0.38	—	—	0.38	—	22.46	2.59	1.40	1.25	1.25	1.33	131,571	85
12-31-10	19.88	0.27	•	2.43	2.70	0.32	—	—	0.32	—	22.26	13.63	1.40	1.25	1.25	1.33	88,819	71
12-31-09	15.19	0.36	•	4.61	4.97	0.28	—	—	0.28	—	19.88	32.74	1.41	1.26	1.26	2.08	37,968	96
Class I
12-31-13	25.04	0.36	•	5.12	5.48	0.37	1.81	—	2.18	—	28.34	22.49	0.64	0.64	0.64	1.31	989,583	69
12-31-12	22.87	0.46	•	2.86	3.32	0.45	0.70	—	1.15	—	25.04	14.78	0.65	0.65	0.65	1.89	652,221	76
12-31-11	22.65	0.45	•	0.27	0.72	0.50	—	—	0.50	—	22.87	3.16	0.65	0.65	0.65	1.91	436,806	85
12-31-10	20.18	0.40	•	2.48	2.88	0.41	—	—	0.41	—	22.65	14.31	0.65	0.65	0.65	1.90	454,380	71
12-31-09	15.40	0.47	•	4.70	5.17	0.39	—	—	0.39	—	20.18	33.57	0.66	0.66	0.66	2.65	306,468	96

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING T. Rowe Price Capital Appreciation Portfolio (continued)
Class S
12-31-13	25.06	0.29	•	5.12	5.41	0.30	1.81	—	2.11	—	28.36	22.20	0.89	0.89		0.89		1.05		4,002,988	69
12-31-12	22.89	0.40	•	2.86	3.26	0.39	0.70	—	1.09	—	25.06	14.48	0.90	0.90		0.90		1.64		3,379,234	76
12-31-11	22.67	0.39	•	0.27	0.66	0.44	—	—	0.44	—	22.89	2.89	0.90	0.90		0.90		1.66		3,214,571	85
12-31-10	20.20	0.34	•	2.48	2.82	0.35	—	—	0.35	—	22.67	14.03	0.90	0.90		0.90		1.63		3,376,297	71
12-31-09	15.42	0.42		4.70	5.12	0.34	—	—	0.34	—	20.20	33.24	0.91	0.91		0.91		2.43		3,140,972	96
Class S2
12-31-13	24.96	0.24	•	5.10	5.34	0.26	1.81	—	2.07	—	28.23	21.98	1.14	1.04		1.04		0.90		92,805	69
12-31-12	22.80	0.36	•	2.86	3.22	0.36	0.70	—	1.06	—	24.96	14.34	1.15	1.05		1.05		1.49		85,723	76
12-31-11	22.58	0.35	•	0.27	0.62	0.40	—	—	0.40	—	22.80	2.73	1.15	1.05		1.05		1.51		77,565	85
12-31-10	20.12	0.31	•	2.47	2.78	0.32	—	—	0.32	—	22.58	13.86	1.15	1.05		1.05		1.47		85,201	71
12-31-09	15.36	0.40	•	4.67	5.07	0.31	—	—	0.31	—	20.12	33.05	1.16	1.06		1.06		2.30		84,840	96
ING T. Rowe Price Equity Income Portfolio
Class ADV
12-31-13	13.02	0.17		3.63	3.80	0.21	0.01	—	0.22	—	16.60	29.22	1.39	1.24		1.24		1.22		66,056	12
12-31-12	11.34	0.20		1.70	1.90	0.22	—	—	0.22	—	13.02	16.77	1.40	1.25		1.25		1.71		45,958	14
12-31-11	11.68	0.18	•	(0.32)	(0.14)	0.20	—	—	0.20	—	11.34	(1.18)	1.40	1.25		1.25		1.52		36,348	22
12-31-10	10.34	0.15	•	1.35	1.50	0.16	—	—	0.16	—	11.68	14.51	1.40	1.25		1.25		1.42		28,478	16
12-31-09	8.41	0.14		1.93	2.07	0.14	—	—	0.14	—	10.34	24.59	1.41	1.26		1.26		1.67		17,601	14
Class I
12-31-13	13.13	0.28	•	3.65	3.93	0.29	0.01	—	0.30	—	16.76	30.01	0.64	0.64		0.64		1.83		355,229	12
12-31-12	11.43	0.29	•	1.70	1.99	0.29	—	—	0.29	—	13.13	17.44	0.65	0.65		0.65		2.30		361,913	14
12-31-11	11.77	0.25	•	(0.32)	(0.07)	0.27	—	—	0.27	—	11.43	(0.63)	0.65	0.65		0.65		2.07		353,764	22
12-31-10	10.40	0.20		1.38	1.58	0.21	—	—	0.21	—	11.77	15.23	0.65	0.65		0.65		2.01		452,121	16
12-31-09	8.45	0.20	•	1.93	2.13	0.18	—	—	0.18	—	10.40	25.28	0.66	0.66		0.66		2.22		337,251	14
Class S
12-31-13	13.15	0.24	•	3.66	3.90	0.25	0.01	—	0.26	—	16.79	29.74	0.89	0.89		0.89		1.57		1,113,360	12
12-31-12	11.44	0.26	•	1.71	1.97	0.26	—	—	0.26	—	13.15	17.22	0.90	0.90		0.90		2.05		950,612	14
12-31-11	11.78	0.22		(0.32)	(0.10)	0.24	—	—	0.24	—	11.44	(0.89)	0.90	0.90		0.90		1.84		925,797	22
12-31-10	10.41	0.19	•	1.36	1.55	0.18	—	—	0.18	—	11.78	14.94	0.90	0.90		0.90		1.77		957,065	16
12-31-09	8.46	0.18		1.93	2.11	0.16	—	—	0.16	—	10.41	24.99	0.91	0.91		0.91		2.07		891,492	14
Class S2
12-31-13	13.06	0.21	•	3.63	3.84	0.23	0.01	—	0.24	—	16.66	29.49	1.14	1.04		1.04		1.42		134,882	12
12-31-12	11.37	0.24	•	1.69	1.93	0.24	—	—	0.24	—	13.06	17.01	1.15	1.05		1.05		1.91		102,557	14
12-31-11	11.70	0.19		(0.30)	(0.11)	0.22	—	—	0.22	—	11.37	(0.93)	1.15	1.05		1.05		1.71		82,406	22
12-31-10	10.35	0.16		1.36	1.52	0.17	—	—	0.17	—	11.70	14.72	1.15	1.05		1.05		1.62		74,101	16
12-31-09	8.42	0.16		1.92	2.08	0.15	—	—	0.15	—	10.35	24.74	1.16	1.06		1.06		1.91		54,916	14
ING T. Rowe Price International Stock Portfolio
Class ADV
12-31-13	11.77	0.10	•	1.53	1.63	0.12	—	—	0.12	—	13.28	13.98	1.52	1.37		1.37		0.78		12,693	48
12-31-12	9.95	0.08	•	1.74	1.82	0.00 *	—	—	0.00 *	—	11.77	18.31	1.51	1.36		1.36		0.74		7,625	40
12-31-11	11.75	0.09		(1.52)	(1.43)	0.37	—	—	0.37	—	9.95	(12.63)	1.56	1.41		1.41		0.85		4,128	135
12-31-10	10.48	0.07		1.31	1.38	0.11	—	—	0.11	—	11.75	13.37	1.50	1.33	†	1.33	†	0.60	†	5,475	132
12-31-09	7.69	0.05	•	2.79	2.84	0.05	—	—	0.05	—	10.48	37.02	1.50	1.29	†	1.29	†	0.58	†	4,737	110
Class I
12-31-13	11.74	0.17	•	1.52	1.69	0.16	—	—	0.16	—	13.27	14.58	0.77	0.77		0.77		1.37		52,766	48
12-31-12	9.92	0.15	•	1.73	1.88	0.06	—	—	0.06	—	11.74	19.02	0.76	0.76		0.76		1.38		48,992	40
12-31-11	11.70	0.15	•	(1.50)	(1.35)	0.43	—	—	0.43	—	9.92	(12.06)	0.81	0.81		0.81		1.31		51,178	135
12-31-10	10.46	0.11		1.31	1.42	0.18	—	—	0.18	—	11.70	13.92	0.75	0.73	†	0.73	†	1.03	†	191,825	132
12-31-09	7.70	0.11	•	2.79	2.90	0.14	—	—	0.14	—	10.46	38.03	0.75	0.69	†	0.69	†	1.31	†	162,601	110

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING T. Rowe Price International Stock Portfolio (continued)
Class S
12-31-13	11.70	0.14	•	1.52	1.66	0.13	—	—	0.13	—	13.23	14.33	1.02	1.02		1.02		1.12		171,747	48
12-31-12	9.88	0.12	•	1.73	1.85	0.03	—	—	0.03	—	11.70	18.76	1.01	1.01		1.01		1.15		171,460	40
12-31-11	11.66	0.14		(1.52)	(1.38)	0.40	—	—	0.40	—	9.88	(12.34)	1.06	1.06		1.06		1.15		157,855	135
12-31-10	10.41	0.09	•	1.31	1.40	0.15	—	—	0.15	—	11.66	13.78	1.00	0.98	†	0.98	†	0.90	†	203,858	132
12-31-09	7.66	0.08	•	2.78	2.86	0.11	—	—	0.11	—	10.41	37.60	1.00	0.94	†	0.94	†	0.94	†	220,701	110

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(a)	Prior to July 20, 2012, the Portfolio operated under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. For the year ended December 31, 2011, expenses including gross expenses of the master fund, expenses including expenses net of voluntary waivers, if any, of the master fund, expenses including expenses net of all reductions of the master fund and the Portfolio turnover rate of the master fund were 1.01%, 1.01%, 1.01% and 163%, respectively.

(b)	Prior to July 20, 2012, the Portfolio operated under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. For the year ended December 31, 2010, expenses including gross expenses of the master fund, expenses including expenses net of voluntary waivers, if any, of the master fund, expenses including expenses net of all reductions of the master fund and the Portfolio turnover rate of the master fund were 1.01%, 1.01%, 1.01% and 187%, respectively.

(c)	Prior to July 20, 2012, the Portfolio operated under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. For the year ended December 31, 2009, expenses including gross expenses of the master fund, expenses including expenses net of voluntary waivers, if any, of the master fund, expenses including expenses net of all reductions of the master fund and the Portfolio turnover rate of the master fund were 1.02%, 1.02%, 1.02% and 125%, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of forty-one active separate investment series. There are sixteen series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Health Sciences Opportunities Portfolio (“BlackRock Health Sciences Opportunities”), ING Bond Portfolio (“Bond”), ING Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING Global Resources Portfolio (“Global Resources”), ING Invesco Growth and Income Portfolio (“Invesco Growth and Income”) formerly, ING Invesco Van Kampen Growth and Income Portfolio, ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), ING PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and ING T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”). All of the Portfolios are diversified except for Global Resources and Morgan Stanley Global Franchise, which are non-diversified Portfolios. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Trust is authorized to offer four classes of shares (Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”) and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of s Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”) serves as the investment adviser to all of the Portfolios except Bond and Clarion Global Real Estate. ING Investments, LLC (“ING Investments”) serves as the investment adviser to Bond and Clarion Global Real Estate. DSL and ING Investments are collectively referred to as the (“Investment Advisers”). ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to Bond, Global Resources, and Liquid Assets. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Effective close of business February 4, 2014, PIMCO Total Return Bond became ING Total Return Bond Portfolio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or identical securities. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less, as well as all securities in Liquid Assets, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition.  Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and capital gains, if any, are declared daily and paid monthly by Liquid Assets. For all other Portfolios, net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2013, the maximum amount of loss the below Portfolios would incur if the counterparties to their derivative transactions failed to perform and they were to be unwound is disclosed below by derivative type:

	Forward foreign currency contracts	Swaps
BlackRock Health Sciences Opportunities	$193,068	$—
Bond	134,088	—
Clarion Global Real Estate	465	—
FMRSM Diversified Mid Cap	1,010	—
Invesco Growth and Income	20,458	—
MFS Utilities	67,812	—
PIMCO Total Return Bond	2,362,644	2,386,296
T.Rowe Price International Stock	182,150	—

To reduce the amount of potential loss to PIMCO Total Return Bond, various counterparties have posted $2,794,000 in cash collateral at December 31, 2013.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2013, the following Portfolios had derivatives in a net liability position with credit related contingent features as disclosed below by derivative type:

	Forward foreign currency contracts	Swaps	Written options
BlackRock Health Sciences Opportunities	$365,192	$—	$—
Bond	164,303	1,409,591	—
Invesco Growth and Income	463,659	—	—
MFS Utilities	766,807	—	—
PIMCO Total Return Bond	6,807,842	2,443,172	2,755,192
T.Rowe Price Capital Appreciation	—	—	19,540,906
T.Rowe Price International Stock	14,210	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

If a contingent feature would have been triggered as of December 31, 2013, the Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2013, BlackRock Health Sciences Opportunities had pledged $2,687,738 in cash collateral. At December 31, 2013, Bond had pledged $1,680,000 in cash collateral. At December 31, 2013, PIMCO Total Return Bond had pledged $8,924,000 principal amount in U.S. Treasury Obligations as collateral. These securities have been footnoted as segregated on the Summary Portfolio of Investments.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2013, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
BlackRock Health Sciences and Opportunities*	$11,222,908	$39,942,256
Bond*	18,957,914	34,412,341
Clarion Global Real Estate*	—	105,658
FMRSM Diversified Mid Cap*	260,488	—
Invesco Growth and Income*	1,645,235	28,746,713
MFS Utilities*	12,020,013	76,596,930
PIMCO Total Return Bond**	90,810,400	522,812,850
T. Rowe Price International Stock*	2,920,528	5,748,651

*	For the year ended December 31, 2013, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2013.

**	For the year ended December 31, 2013, the Portfolios used forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2013.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2013, PIMCO Total Return Bond had pledged $6,036,000 in cash collateral and $2,747,000 principal value in U.S. Treasury Obligations. These securities have been footnoted as segregated on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Bond and PIMCO Total Return Bond purchased or sold futures contracts on various bonds and notes as part of their

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2013, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Bond	$45,534,869	$31,119,859
PIMCO Total Return Bond	1,851,537,334	8,900,287

J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2013, PIMCO Total Return Bond had written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income. Please refer to the table following the Summary Portfolio of Investments for open written options on exchange-traded futures contracts at December 31, 2013.

During the year ended December 31, 2013, PIMCO Total Return Bond had written foreign currency options to gain exposure to currencies and to generate income. There were no open written foreign currency options at December 31, 2013.

During the year ended December 31, 2013, Bond and PIMCO Total Return Bond had written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the table following the Summary Portfolio of Investments for open written interest rate swaptions at December 31, 2013 for PIMCO Total Return Bond.

During the year ended December 31, 2013, PIMCO Total Return Bond had written swaptions on credit default swap indices (“CDX”) as part of managing the Portfolio’s credit risk and sector exposure and as a means of generating additional income. Please refer to the table following the Summary Portfolio of Investments for open written swaptions on CDX at December 31, 2013.

During the year ended December 31, 2013, Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions for Bond at December 31, 2013.

During the year ended December 31, 2013, BlackRock Health Sciences Opportunities and T. Rowe Price Capital Appreciation had written equity options to generate income. Please refer to the table following the Summary Portfolio of Investments for each respective Portfolio for open written exchange-traded equity options at December 31, 2013.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2013.

K. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of OTC swap contracts is recorded on the Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which a Portfolio is seller of protection are disclosed in a table following each Portfolio’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2013, Bond had purchased credit protection through credit default swaps on various CDX indices to manage its exposure to the market or certain sectors of the market.

For the year ended December 31, 2013, Bond had an average notional amount of $18,484,000 on credit default swaps to buy protection. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps to buy protection at December 31, 2013.

For the year ended December 31, 2013, PIMCO Total Return Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2013, PIMCO Total Return Bond had sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. The Portfolio also sold credit protection on various CDX indices to gain additional exposure to the market or certain sectors of the market during the year ended December 31, 2013.

For the year ended December 31, 2013, PIMCO Total Return Bond had average notional amounts of $213,077,772 and $288,555,418 on credit default swaps to buy protection and credit default swaps to sell protection, respectively. Please refer to the tables following the Summary Portfolio of Investments for open credit default swaps to sell protection at December 31, 2013. There were no open credit default swaps to buy protection at December 31, 2013.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended December 31, 2013, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $1,176,575,129.

For the year ended December 31, 2013, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $270,983,291.

PIMCO Total Return Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2013.

PIMCO Total Return Bond had posted $7,891,000 in cash collateral and $8,726,000 principal amount in U.S. Treasury Obligations as initial margin for open centrally cleared credit default swaps and interest rate swaps at December 31, 2013. The U.S. Treasury Obligations have been footnoted as segregated on the Summary Portfolio of Investments.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statement of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price. There were no structured products outstanding at December 31, 2013.

L. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2013.

M. Securities Lending. Certain Portfolios may temporarily loan up to 33-1/3% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Portfolio indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

O. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price. At December 31, 2013, certain brokers have posted $935,000 cash collateral and $737,400 principal amount in U.S. Treasury Obligations for open delayed-delivery securities to PIMCO Total Return Bond. PIMCO Total Return Bond had posted to certain brokers $182,000 principal amount in U.S. Treasury Notes which have been footnoted as segregated on the Summary Portfolio of Investments.

P. Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

Q. Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no outstanding sales commitments at December 31, 2013.

R. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Health Sciences Opportunities	$337,837,202	$281,416,079
Bond	267,946,726	288,905,875
Clarion Global Real Estate	105,414,968	106,659,377
FMRSM Diversified Mid Cap	1,491,081,999	1,677,588,557
Global Resources	319,581,012	441,410,803
Invesco Growth and Income	164,552,261	209,694,048
JPMorgan Emerging Markets Equity	368,116,829	435,990,940
Marsico Growth	582,663,412	647,652,904
MFS Total Return	248,929,918	348,560,132
MFS Utilities	276,069,104	342,846,337
Morgan Stanley Global Franchise	96,722,239	121,545,909
PIMCO Total Return Bond	405,829,462	1,027,527,963
T. Rowe Price Capital Appreciation	3,380,515,915	2,920,145,854
T. Rowe Price Equity Income	178,266,897	389,148,078
T. Rowe Price International Stock	106,320,474	130,673,661

U.S. government securities not included above were as follows:

	Purchases	Sales
Bond	$1,989,968,909	$2,045,995,785
MFS Total Return	268,335,925	255,883,130
PIMCO Total Return Bond	25,971,116,662	26,419,264,245
T. Rowe Price Capital Appreciation	286,841,940	132,916,462

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Bond and Clarion Global Real Estate have entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING U.S., Inc. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio at the following annual rates:

Portfolio	Fee
Bond
If the Portfolio has not invested all or substantially all of its assets in another investment company:
0.48% on the first $600 million;
0.44% on the next $400 million;
0.40% on the next $1 billion;
0.38% on the next $1 billion;
0.36% on assets over $3 billion

If the Portfolio invests all or substantially all of its assets in another investment company: 0.00% on all assets
Clarion Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; 0.70% on the amount in excess of $500 million

MFS Utilities and T. Rowe Price International Stock have entered into an Investment Management Agreement with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
MFS Utilities	0.60% on the first $1 billion; 0.55% on the next $500 million; 0.50% on the next $1 billion; 0.47% on the next $1 billion; 0.45% on the next $1 billion; 0.44% on the next $1 billion; 0.43% thereafter
T. Rowe Price International Stock	0.54% on the first $4 billion; 0.53% thereafter

Except for the above Portfolios, DSL, an indirect, wholly-owned subsidiary of ING U.S., Inc., provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

Under the Unified Agreement, DSL has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL is also responsible for providing or procuring, at DSL’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, and auditing. As compensation for its services under the Unified Agreement, the Trust pays DSL a monthly fee (a “Unified Fee”) based on the average daily net assets of each Portfolio at following annual rates:

Portfolio	Fee
BlackRock Health Sciences Opportunities	0.75% on the first $500 million; 0.70% on the amount in excess of $500 million
FMRSM Diversified Mid Cap	0.65% on the first $800 million; 0.60% on the next $700 million; 0.58% on the amount in excess of $1.5 billion
JPMorgan Emerging Markets Equity	1.25%
Liquid Assets(1)	0.35% on the first $200 million; 0.30% on the next $300 million; 0.25% on the amount in excess of $500 million

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
Marsico Growth	0.85% on the first $250 million; 0.80% on the next $400 million; 0.75% on the next $450 million; 0.70% on the amount in excess of $1.1 billion
MFS Total Return	0.75% on the first $250 million; 0.70% on the next $400 million; 0.65% on the next $450 million; 0.60% on the amount in excess of $1.1 billion
Morgan Stanley Global Franchise	1.00% on the first $250 million; 0.90% on the next $250 million; 0.75% on the amount in excess of $500 million
PIMCO Total Return Bond	0.75% on the first $100 million; 0.65% on the next $100 million; 0.55% on the amount in excess of $200 million
Global Resources, Invesco Growth and Income, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income (2)	0.75% first $750 million; 0.70% on the next $1.25 billion; 0.65% on the next $1.5 billion; 0.60% on the amount in excess of $3.5 billion

(1)	The assets of Liquid Assets are aggregated with those of ING Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of these Portfolios are aggregated with those of ING Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.

Each Investment Adviser has contractually agreed to waive a portion of the advisory fee for Clarion Global Real Estate(3) and T. Rowe Price Equity Income(4). For Clarion Global Real Estate, the waiver is calculated as follows:

Waiver = 50% X (former sub-advisory fee rate minus new sub-advisory fee rate)

For the year ended December 31, 2013, ING Investments or DSL waived $45,598 and $29,235 for Clarion Global Real Estate, and T. Rowe Price Equity Income, respectively. Termination or modification of these contractual waivers requires approval by the Board. There is no guarantee that these waivers will continue. The waivers will renew if ING Investments or DSL elects to renew them.

(3)	ING Investments has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(4)	DSL has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for T. Rowe Price Equity Income is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price Equity Income and ING T. Rowe Price Growth Equity Portfolio, which is not in this report, and effective May 1, 2011 with respect to T. Rowe Price Equity Income, pro rata based on each Portfolio’s contribution to the amount saved.

IFS, an indirect, wholly-owned subsidiary of ING U.S., Inc., acts as administrator and provides certain administrative and shareholder services necessary for Bond, Clarion Global Real Estate, MFS Utilities, and T. Rowe Price International Stock Portfolios’ operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio, except Bond, a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. For Bond, IFS is entitled to receive a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets if the Portfolio has not invested all or substantially all of its assets in another investment company or 0.00% if the Portfolio invests all or substantially all of its assets in another investment company.

The Trust and the Investment Advisers have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser
BlackRock Health Sciences Opportunities	BlackRock Advisors, LLC
Bond	ING Investment Management Co. LLC*
Clarion Global Real Estate	CBRE Clarion Securities LLC
FMRSM Diversified Mid Cap	Fidelity Management & Research Company
Global Resources	ING Investment Management Co. LLC*
Invesco Growth & Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Liquid Assets	ING Investment Management Co. LLC*
Marsico Growth	Marsico Capital Management, LLC
MFS Total Return	Massachusetts Financial Services Company
MFS Utilities	Massachusetts Financial Services Company
Morgan Stanley Global Franchise	Morgan Stanley Investment Management, Inc.
PIMCO Total Return Bond	Pacific Investment Management Company LLC
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with certain Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
MFS Utilities	1.45%	0.85%	1.10%	1.25%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

For Bond, ING Investments agrees to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to 0.99%. Additionally, pursuant to a side agreement through May 1, 2014, IID has agreed to waive a portion of its distribution fee for Bond so that the maximum operating expense ratio shall be 0.75%. This side letter agreement is not eligible for recoupment. Termination or modification of this side letter agreement requires approval by the Board.

The Investment Advisers may at a later date recoup (unless otherwise stated above) from a Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statements of Operations.

As of December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
Bond	$—	$559,516	$910,597	$1,470,113
Clarion Global Real Estate	279,024	323,553	240,044	842,621

The expense limitation agreements are contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) ING Investments or DSL provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreements have been terminated.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Bond has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with IID. The Distribution Plan provides that Bond shall pay a 12b-1 distribution fee for distribution services, including payments to IID, at an annual rate not to exceed 0.35% of the average daily net assets.

The Trust has entered into a Shareholder Service Plan (the “Plan”) for Bond and each Portfolio that offers Class S and Class S2 shares. The Plan compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Bond, Class S, and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Bond, Class S, and Class S2. Each Portfolio that offers Class S2 shares has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. Termination or modification of this contractual waiver requires approval by the Board.

Each Portfolio that offers Class ADV shares has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. IID has also agreed to waive an

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

additional 0.04% of the distribution fee attributable to Class ADV for PIMCO Total Return Bond. Termination or modification of these contractual waivers requires approval by the Board.

IID and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that Liquid Assets will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL and/or IID, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of Liquid Assets on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended December 31, 2013, IID and/or DSL waived $48,417, $2,435,055 and $1,242,616 for Classes I, S and S2 of Liquid Assets, respectively, of Distribution, Servicing and Advisory fees. Termination or modification of this contractual waiver requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2013, PIMCO Total Return Bond incurred $10,000 of information statement costs associated with the proposed sub-adviser change to ING IM. The Portfolio also incurred $104,700 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger into ING Intermediate Bond Portfolio, which is not included in this report. DSL reimbursed the Portfolio for these costs.

For the year ended December 31, 2013, Bond incurred $40,000 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger into ING Intermediate Bond Portfolio. ING Investments reimbursed the Portfolio for these costs.

At December 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	BlackRock Health Sciences Opportunities	13.12%
	Clarion Global Real Estate	31.54%
	FMRSM Diversified Mid Cap	24.65%
	Global Resources	20.43%
	Invesco Growth and Income	10.33%
	JPMorgan Emerging Markets Equity	11.34%
	Marsico Growth	6.48%
	MFS Total Return	15.74%
	MFS Utilities	12.51%
	T. Rowe Price Capital Appreciation	24.76%
	T. Rowe Price Equity Income	26.47%
	T. Rowe Price International Stock	8.50%
ING National Trust	Clarion Global Real Estate	9.30%
	FMRSM Diversified Mid Cap	11.35%
	JPMorgan Emerging Markets Equity	5.23%
	Liquid Assets	25.27%
	MFS Utilities	7.40%
	Morgan Stanley Global Franchise	10.82%
	PIMCO Total Return Bond	6.95%
	T. Rowe Price Capital Appreciation	11.96%
	T. Rowe Price Equity Income	12.55%
	T. Rowe Price International Stock	8.36%
ING USA Annuity and Life Insurance Company	BlackRock Health Sciences Opportunities	80.80%
	Bond	96.68%
	Clarion Global Real Estate	38.78%
	FMRSM Diversified Mid Cap	60.26%
	Global Resources	66.99%
	Invesco Growth and Income	79.93%
	JPMorgan Emerging Markets Equity	66.67%
	Liquid Assets	62.71%
	Marsico Growth	87.73%
	MFS Total Return	79.20%
	MFS Utilities	74.67%
	Morgan Stanley Global Franchise	87.84%
	PIMCO Total Return Bond	79.56%
	T. Rowe Price Capital Appreciation	53.52%
	T. Rowe Price Equity Income	46.48%
	T. Rowe Price International Stock	61.68%
ReliaStar Life Insurance Company	T. Rowe Price International Stock	14.30%
Security Life of Denver Insurance Company	Liquid Assets	6.07%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, those Portfolios are deemed to be affiliates of each other.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

all or a portion of the trustee fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by the Investment Advisers until distribution in accordance with the Plan.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during year ended December 31, 2013 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Health Sciences Opportunities	20	$1,079,750	1.11%
Bond	6	1,406,667	1.10
FMRSM Diversified Mid Cap	86	3,611,058	1.10
Global Resources	26	786,346	1.10
JPMorgan Emerging Markets Equity	35	11,209,714	1.09
Liquid Assets	8	10,701,750	1.15
MFS Total Return	5	1,211,000	1.12
MFS Utilities	4	1,017,500	1.08
PIMCO Total Return Bond	5	7,526,200	1.13
T. Rowe Price International Stock(1)	2	1,275,000	1.15

(1)	At December 31, 2012, T. Rowe Price International Stock had an outstanding balance of $610,000.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in written options on exchange-traded equities for BlackRock Health Sciences Opportunities during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	—	$—
Options Written	3,083	540,376
Options Terminated in Closing Purchase Transactions	(1,404)	(318,725)
Options Exercised	—	—
Options Expired	(1,532)	(189,023)
Balance at 12/31/13	147	$32,628

Transactions in purchased interest rate swaptions for Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	10,472,000	$781,735
Options Purchased	88,722,000	730,316
Options Terminated in Closing Sell Transactions	(99,194,000)	(1,512,051)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/13	—	$—

Transactions in written interest rate swaptions for Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	—	$—
Options Written	61,805,000	736,966
Options Terminated in Closing Purchase Transactions	(61,805,000)	(736,966)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/13	—	$—

Transactions in written interest rate swaptions for PIMCO Total Return Bond during the year ended December 31, 2013 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/12	668,000,000	6,300,000	$2,448,532
Options Written	2,219,900,000	81,800,000	8,019,135
Options Terminated in Closing Purchase Transactions	(175,500,000)	—	(779,006)
Options Exercised	(243,700,000)	—	(846,525)
Options Expired	(1,519,200,000)	(35,100,000)	(5,235,844)
Balance at 12/31/13	949,500,000	53,000,000	$3,606,292

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written credit default swaptions for PIMCO Total Return Bond during the year ended December 31, 2013 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/12	—	—	$—
Options Written	92,400,000	8,400,000	99,381
Options Terminated in Closing Purchase Transactions	—	—	—
Options Exercised	—	—	—
Options Expired	(70,000,000)	—	(63,558)
Balance at 12/31/13	22,400,000	8,400,000	$35,823

Transactions in written options on exchange-traded futures contracts for PIMCO Total Return Bond during the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/12	—	$—
Options Written	1,080	446,451
Options Terminated in Closing Purchase Transactions	(383)	(200,769)
Options Exercised	—	—
Options Expired	(455)	(160,664)
Balance at 12/31/13	242	$85,018

Transactions in written options on currencies for PIMCO Total Return Bond during the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/12	—	$—
Options Written	32,500,000	179,969
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(32,500,000)	(179,969)
Balance at 12/31/13	—	$—

Transactions in written options on equities for T. Rowe Price Capital Appreciation during the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/12	72,629	$10,794,966
Options Written	140,342	26,741,751
Options Terminated in Closing Purchase Transactions	(80,281)	(12,771,714)
Options Exercised	(30,996)	(4,776,732)
Options Expired	(46,487)	(6,231,744)
Balance at 12/31/13	55,207	$13,756,527

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Health Sciences Opportunities
Class ADV
12/31/2013	27,566	—	1,014	(9,878)	18,702	432,173	—	15,357	(153,570)	293,960
12/31/2012	4,443	—	183	(1,573)	3,053	54,098	—	2,217	(18,895)	37,420
Class I
12/31/2013	460,587	—	56,884	(218,556)	298,915	7,314,200	—	902,755	(3,553,335)	4,663,620
12/31/2012	406,956	—	12,621	(274,722)	144,855	5,112,106	—	159,030	(3,451,903)	1,819,233
Class S
12/31/2013	5,176,393	—	1,513,938	(2,059,317)	4,631,014	82,529,758	—	23,814,250	(33,329,864)	73,014,144
12/31/2012	2,012,360	—	395,713	(2,714,302)	(306,229)	25,381,606	—	4,950,375	(34,073,083)	(3,741,102)
Bond
12/31/2013	3,817,998	—	5,068,940	(9,658,358)	(771,420)	37,079,071	—	46,076,665	(95,021,229)	(11,865,493)
12/31/2012	3,944,739	—	2,394,092	(8,468,325)	(2,129,494)	41,544,180	—	24,443,682	(88,618,324)	(22,630,462)
Clarion Global Real Estate
Class ADV
12/31/2013	871,255	—	109,521	(146,620)	834,156	9,726,498	—	1,186,118	(1,562,929)	9,349,687
12/31/2012	435,956	—	4,748	(211,201)	229,503	4,369,527	—	47,578	(2,118,411)	2,298,694
Class I
12/31/2013	2,420,669	—	619,791	(1,463,311)	1,577,149	27,530,179	—	6,848,698	(16,433,448)	17,945,429
12/31/2012	2,300,517	—	73,739	(16,408,415)	(14,034,159)	23,349,753	—	751,402	(165,736,872)	(141,635,717)
Class S
12/31/2013	1,247,560	—	836,301	(2,896,337)	(812,476)	13,906,955	—	9,207,672	(32,490,550)	(9,375,923)
12/31/2012	952,611	—	88,255	(2,751,230)	(1,710,364)	9,596,547	—	895,792	(28,068,098)	(17,575,759)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Global Real Estate (continued)
Class S2
12/31/2013	10,297	—	9,140	(24,536)	(5,099)	114,031	—	101,187	(277,585)	(62,367)
12/31/2012	1,501	—	644	(32,131)	(29,986)	14,645	—	6,578	(324,948)	(303,725)
FMRSM Diversified Mid Cap
Class ADV
12/31/2013	432,389	—	20,145	(696,395)	(243,861)	7,574,804	—	356,773	(12,215,415)	(4,283,838)
12/31/2012	526,735	—	10,811	(883,075)	(345,529)	7,654,377	—	161,838	(12,882,826)	(5,066,611)
Class I
12/31/2013	613,855	—	57,684	(1,361,926)	(690,387)	10,863,351	—	1,114,449	(25,381,047)	(13,403,247)
12/31/2012	2,331,842	—	52,555	(1,986,015)	398,382	35,020,925	—	803,565	(30,110,497)	5,713,993
Class S
12/31/2013	1,254,286	—	403,492	(10,374,886)	(8,717,108)	21,449,226	—	7,582,176	(186,288,019)	(157,256,617)
12/31/2012	1,770,860	—	340,887	(13,698,407)	(11,586,660)	26,030,826	—	5,181,483	(202,408,503)	(171,196,194)
Class S2
12/31/2013	147,009	—	27,261	(713,196)	(538,926)	2,620,994	—	500,357	(12,871,771)	(9,750,420)
12/31/2012	270,921	—	20,778	(682,698)	(390,999)	3,992,647	—	313,950	(9,998,019)	(5,691,422)
Global Resources
Class ADV
12/31/2013	974,505	—	34,069	(1,414,353)	(405,779)	18,831,558	—	636,747	(27,059,077)	(7,590,772)
12/31/2012	1,751,332	—	41,997	(2,456,072)	(662,743)	33,656,507	—	710,167	(45,462,196)	(11,095,522)
Class I
12/31/2013	148,553	—	16,595	(542,367)	(377,219)	2,954,079	—	320,617	(10,554,747)	(7,280,051)
12/31/2012	150,151	—	20,681	(450,755)	(279,923)	2,856,259	—	361,508	(8,727,555)	(5,509,788)
Class S
12/31/2013	569,936	—	281,189	(6,343,225)	(5,492,100)	11,410,280	—	5,401,635	(124,757,465)	(107,945,550)
12/31/2012	978,364	—	289,458	(6,410,219)	(5,142,397)	18,341,338	—	5,030,775	(121,429,094)	(98,056,981)
Class S2
12/31/2013	27,804	—	8,712	(233,209)	(196,693)	554,255	—	166,392	(4,561,515)	(3,840,868)
12/31/2012	30,819	—	8,064	(155,942)	(117,059)	566,745	—	139,351	(2,943,958)	(2,237,862)
Invesco Growth and Income
Class ADV
12/31/2013	252,551	—	4,475	(167,174)	89,852	7,026,672	—	127,211	(4,728,798)	2,425,085
12/31/2012	56,451	—	6,355	(98,028)	(35,222)	1,253,705	—	138,551	(2,187,801)	(795,545)
Class I
12/31/2013	222,994	—	11,136	(159,430)	74,700	6,131,880	—	317,369	(4,148,123)	2,301,126
12/31/2012	468,113	—	10,352	(172,217)	306,248	10,566,565	—	225,886	(3,933,713)	6,858,738
Class S
12/31/2013	1,510,170	—	238,670	(3,119,815)	(1,370,975)	41,048,270	—	6,833,120	(86,369,742)	(38,488,352)
12/31/2012	1,468,554	—	404,883	(4,942,279)	(3,068,842)	32,406,574	—	8,879,081	(112,752,149)	(71,466,494)
Class S2
12/31/2013	34,581	—	20,503	(361,648)	(306,564)	984,864	—	583,918	(10,209,656)	(8,640,874)
12/31/2012	29,539	—	34,677	(278,409)	(214,193)	672,878	—	756,657	(6,260,552)	(4,831,017)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2013	716,984	—	63,905	(239,260)	541,629	13,317,590	—	1,150,928	(4,552,102)	9,916,416
12/31/2012	359,914	—	50,821	(257,708)	153,027	6,933,406	—	897,494	(4,853,471)	2,977,429
Class I
12/31/2013	4,052,321	—	253,643	(5,629,606)	(1,323,642)	78,105,490	—	4,732,978	(109,976,346)	(27,137,878)
12/31/2012	2,308,350	—	219,886	(6,708,729)	(4,180,493)	45,113,311	—	4,015,118	(129,822,579)	(80,694,150)
Class S
12/31/2013	3,480,080	—	964,449	(5,504,760)	(1,060,231)	67,755,574	—	17,919,473	(107,837,888)	(22,162,841)
12/31/2012	3,622,398	—	857,572	(5,031,851)	(551,881)	71,671,616	—	15,590,660	(97,290,068)	(10,027,792)
Class S2
12/31/2013	268,090	—	40,432	(268,428)	40,094	4,970,123	—	744,355	(5,184,697)	529,781
12/31/2012	44,114	—	37,009	(174,084)	(92,961)	850,828	—	666,913	(3,368,624)	(1,850,883)
Liquid Assets
Class I
12/31/2013	32,952,435	—	16,556	(50,875,467)	(17,906,476)	32,952,435	—	16,555	(50,875,467)	(17,906,477)
12/31/2012	35,209,851	—	109,384	(47,473,784)	(12,154,549)	35,209,852	—	109,384	(47,473,784)	(12,154,548)
Class S
12/31/2013	316,830,644	—	134,427	(461,143,243)	(144,178,172)	316,830,645	—	134,427	(461,143,243)	(144,178,171)
12/31/2012	261,388,077	—	64,213	(435,857,710)	(174,405,420)	261,388,076	—	64,213	(435,857,710)	(174,405,421)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Liquid Assets (continued)
Class S2
12/31/2013	119,004,215	—	43,943	(92,638,847)	26,409,311	119,004,215	—	43,943	(92,638,847)	26,409,311
12/31/2012	117,965,216	—	16,711	(77,190,859)	40,791,068	117,965,216	—	16,710	(77,190,859)	40,791,067
Marsico Growth
Class ADV
12/31/2013	96,861	—	1,826	(69,408)	29,279	2,092,009	—	40,150	(1,521,185)	610,974
12/31/2012	121,450	—	—	(94,374)	27,076	2,270,439	—	—	(1,772,617)	497,822
Class I
12/31/2013	187,278	—	13,039	(374,759)	(174,442)	4,196,661	—	291,949	(8,199,700)	(3,711,090)
12/31/2012	847,056	—	43,386	(8,203,866)	(7,313,424)	15,954,892	—	794,401	(156,794,170)	(140,044,877)
Class S
12/31/2013	546,118	—	172,060	(3,761,832)	(3,043,654)	12,230,527	—	3,816,283	(82,640,872)	(66,594,062)
12/31/2012	1,676,492	—	104,905	(5,577,407)	(3,796,010)	31,938,633	—	1,904,030	(103,797,570)	(69,954,907)
Class S2
12/31/2013	7,898	—	5,142	(172,842)	(159,802)	178,752	—	113,282	(3,759,158)	(3,467,124)
12/31/2012	16,859	—	2,318	(115,237)	(96,060)	310,099	—	41,792	(2,125,319)	(1,773,428)
MFS Total Return
Class ADV
12/31/2013	204,823	—	10,695	(108,980)	106,538	3,567,071	—	185,763	(1,899,268)	1,853,566
12/31/2012	144,767	—	9,292	(45,036)	109,023	2,262,102	—	141,329	(700,948)	1,702,483
Class I
12/31/2013	350,936	—	151,131	(966,057)	(463,990)	6,159,028	—	2,646,302	(16,987,082)	(8,181,752)
12/31/2012	192,725	—	191,703	(1,050,560)	(666,132)	3,023,740	—	2,933,055	(16,471,270)	(10,514,475)
Class S
12/31/2013	763,389	—	877,342	(5,767,336)	(4,126,605)	13,493,662	—	15,379,804	(101,197,369)	(72,323,903)
12/31/2012	1,094,635	—	1,142,573	(7,549,954)	(5,312,746)	17,042,448	—	17,504,220	(118,551,575)	(84,004,907)
Class S2
12/31/2013	27,973	—	36,816	(328,514)	(263,725)	489,610	—	639,867	(5,714,281)	(4,584,804)
12/31/2012	52,415	—	46,674	(257,405)	(158,316)	829,382	—	708,975	(3,996,945)	(2,458,588)
MFS Utilities
Class ADV
12/31/2013	829,427	—	48,331	(145,296)	732,462	13,758,578	—	839,503	(2,392,009)	12,206,072
12/31/2012	762,560	—	55,134	(189,114)	628,580	10,789,821	—	794,030	(2,712,883)	8,870,968
Class I
12/31/2013	41,393	—	5,766	(84,807)	(37,648)	698,001	—	101,664	(1,430,101)	(630,436)
12/31/2012	73,680	—	10,968	(124,304)	(39,656)	1,036,202	—	160,346	(1,815,622)	(619,074)
Class S
12/31/2013	1,295,157	—	640,316	(6,599,459)	(4,663,986)	21,505,038	—	11,250,355	(110,612,133)	(77,856,740)
12/31/2012	1,712,668	—	1,180,170	(6,657,691)	(3,764,853)	24,080,890	—	17,181,916	(95,689,827)	(54,427,021)
Class S2
12/31/2013	14,519	—	575	(18,967)	(3,873)	229,480	—	10,148	(324,276)	(84,648)
12/31/2012	30,614	—	990	(5,665)	25,939	438,345	—	14,548	(82,357)	370,536
Morgan Stanley Global Franchise
Class ADV
12/31/2013	1,309,453	—	198,587	(164,662)	1,343,378	22,353,096	—	3,258,808	(2,864,488)	22,747,416
12/31/2012	959,709	—	77,945	(55,991)	981,663	15,265,911	—	1,176,192	(869,720)	15,572,383
Class S
12/31/2013	646,468	—	1,715,971	(3,292,770)	(930,331)	11,464,008	—	29,085,717	(57,659,561)	(17,109,836)
12/31/2012	1,549,591	—	1,516,022	(3,263,434)	(197,821)	24,841,853	—	23,498,335	(52,564,980)	(4,224,792)
Class S2
12/31/2013	50,049	—	269,585	(552,904)	(233,270)	874,038	—	4,545,203	(9,643,036)	(4,223,795)
12/31/2012	18,489	—	247,679	(517,444)	(251,276)	299,362	—	3,819,209	(8,372,128)	(4,253,557)
PIMCO Total Return Bond
Class ADV
12/31/2013	2,630,747	—	767,977	(3,310,243)	88,481	30,591,145	—	8,401,665	(36,890,861)	2,101,949
12/31/2012	4,616,302	—	429,960	(619,263)	4,426,999	53,673,791	—	4,953,133	(7,171,942)	51,454,982
Class I
12/31/2013	6,888,021	—	1,479,984	(16,292,851)	(7,924,846)	81,819,294	—	16,783,023	(196,154,564)	(97,552,247)
12/31/2012	27,362,128	—	994,835	(16,626,267)	11,730,696	329,727,276	—	11,858,435	(199,203,049)	142,382,662

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
PIMCO Total Return Bond (continued)
Class S
12/31/2013	6,656,554	—	9,844,645	(65,721,408)	(49,220,209)	79,392,492	—	111,835,167	(779,078,157)	(587,850,498)
12/31/2012	30,620,743	—	8,161,430	(41,646,737)	(2,864,564)	370,146,333	—	97,365,854	(497,000,144)	(29,487,957)
Class S2
12/31/2013	220,278	—	217,481	(1,174,055)	(736,296)	2,580,254	—	2,459,707	(13,839,340)	(8,799,379)
12/31/2012	354,285	—	175,048	(889,678)	(360,345)	4,247,423	—	2,077,817	(10,607,370)	(4,282,130)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2013	4,015,230	—	810,809	(305,231)	4,520,808	106,437,441	—	21,041,622	(8,079,721)	119,399,342
12/31/2012	2,542,253	—	302,270	(556,720)	2,287,803	61,296,203	—	7,120,810	(13,436,424)	54,980,589
Class I
12/31/2013	9,289,466	—	2,292,393	(2,714,148)	8,867,711	252,568,144	—	61,269,280	(73,970,001)	239,867,423
12/31/2012	8,185,457	—	1,047,761	(2,286,616)	6,946,602	200,527,293	—	25,343,473	(56,169,271)	169,701,495
Class S
12/31/2013	6,290,142	1,907,037	10,575,821	(12,469,899)	6,303,101	169,891,609	51,088,126	281,660,611	(339,291,359)	163,348,987
12/31/2012	7,616,297	—	6,147,047	(19,372,567)	(5,609,223)	187,258,453	—	147,933,114	(475,653,985)	(140,462,418)
Class S2
12/31/2013	216,365	—	254,434	(618,716)	(147,917)	5,840,402	—	6,730,103	(16,764,669)	(4,194,164)
12/31/2012	266,670	—	148,605	(382,383)	32,892	6,525,910	—	3,557,121	(9,365,567)	717,464
T. Rowe Price Equity Income
Class ADV
12/31/2013	1,014,702	—	54,156	(619,988)	448,870	15,030,888	—	878,141	(9,417,519)	6,491,510
12/31/2012	1,038,174	—	58,873	(772,746)	324,301	12,875,025	—	756,283	(9,631,750)	3,999,558
Class I
12/31/2013	4,119,014	—	389,873	(10,875,241)	(6,366,354)	62,352,522	—	6,423,791	(160,457,656)	(91,681,343)
12/31/2012	3,632,985	—	609,870	(7,643,062)	(3,400,207)	45,294,708	—	7,918,295	(96,095,540)	(42,882,537)
Class S
12/31/2013	4,836,637	—	1,073,976	(11,860,966)	(5,950,353)	72,152,209	—	17,663,519	(181,614,666)	(91,798,938)
12/31/2012	3,782,841	—	1,412,845	(13,818,759)	(8,623,073)	46,326,592	—	18,354,905	(173,889,033)	(109,207,536)
Class S2
12/31/2013	945,827	—	120,739	(823,142)	243,424	14,449,521	—	1,969,967	(12,584,628)	3,834,860
12/31/2012	1,107,505	—	144,775	(647,700)	604,580	13,711,997	—	1,866,372	(8,116,169)	7,462,200
T. Rowe Price International Stock
Class ADV
12/31/2013	380,118	—	8,935	(80,920)	308,133	4,667,895	—	107,937	(1,006,082)	3,769,750
12/31/2012	306,158	—	93	(73,422)	232,829	3,333,741	—	957	(814,958)	2,519,740
Class I
12/31/2013	165,136	—	55,194	(419,566)	(199,236)	2,040,626	—	664,540	(5,169,585)	(2,464,419)
12/31/2012	329,535	—	28,145	(1,344,422)	(986,742)	3,597,142	—	288,488	(15,096,969)	(11,211,339)
Class S
12/31/2013	766,514	—	150,995	(2,594,882)	(1,677,373)	9,311,412	—	1,813,446	(31,875,158)	(20,750,300)
12/31/2012	1,681,489	—	45,579	(3,047,758)	(1,320,690)	18,537,857	—	465,814	(33,015,693)	(14,012,022)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

BlackRock Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$76,417	$(76,417)	$—
Credit Suisse Securities USA	312,431	(312,431)
Deutsche Bank Securities	73,019	(73,019)
JPMorgan Clearing Corp.	617,813	(617,813)	—
Merrill Lynch	17,668	(17,668)	—
Morgan Stanley & Co. LLC	1,935,225	(1,935,225)	—
UBS Securities, LLC	304,147	(304,147)
Total	$3,336,720	$(3,336,720)	$—

(1)	Collateral with a fair value of $3,439,621 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
JPMorgan Clearing Corp.	$650,625	$(650,625)	$—

(1)	Collateral with a fair value of $667,516 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

FRMSM Diversified Mid Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$860,204	$(860,204)	$—
JPMorgan Clearing Corp.	90,058	(90,058)	—
Morgan Stanley & Co. LLC	5,808,253	(5,808,253)	—
Total	$6,758,515	$(6,758,515)	$—

(1)	Collateral with a fair value of $6,909,450 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Resources
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel	$31,850	$(31,850)	$—
Citigroup Global Markets	313,255	(313,255)	—
Credit Suisse Securities USA	762,970	(762,970)	—
Deutsche Bank Securities	283,500	(283,500)	—
Goldman Sachs & Company	1,130,561	(1,130,561)	—
Morgan Stanley & Co. LLC	18,081	(18,081)	—
National Financial	342,863	(342,863)	—
UBS Securities, LLC	421,494	(421,494)	—
Total	$3,304,574	$(3,304,574)	$—

(1)	Collateral with a fair value of $3,454,857 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$4,286,294	$(4,286,294)	$—

(1)	Collateral with a fair value of $4,521,536 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$402,115	$(402,115)	$—
Credit Suisse Securities	178,735	(178,735)	—
Deutsche Bank AG	119,514	(119,514)	—
Goldman Sachs International	3,353,338	(3,353,338)	—
HSBC Bank PLC	394,734	(394,734)	—
JPMorgan Securities PLC	652,818	(652,818)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

JPMorgan Emerging Markets Equity (continued)
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$3,508,425	$(3,508,425)	$—
RBC Capital Markets	335,412	(335,412)	—
UBS Securities, LLC	417,048	(417,048)	—
Total	$9,362,139	$(9,362,139)	$—

(1)	Collateral with a fair value of $9,910,386 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Marsico Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$1,179,340	$(1,179,340)	$—
Deutsche Bank Securities	187,944	(187,944)	—
Goldman Sachs & Company	3,930,129	(3,930,129)	—
Janney Montgomery Scott	326,754	(326,754)	—
Merrill Lynch	3,566,297	(3,566,297)	—
Morgan Stanley & Co. LLC	302,550	(302,550)	—
NewEdge	187,581	(187,581)	—
Scotia Capital	750,047	(750,047)	—
UBS Securities, LLC	798,882	(798,882)	—
Total	$11,229,524	$(11,229,524)	$—

(1)	Collateral with a fair value of $11,463,811 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MFS Total Return
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities USA	$2,330,878	$(2,330,878)	$—
First Clearing LLC	391,937	(391,937)	—
JPMorgan Securities	990,844	(990,844)	—
Merrill Lynch	653,010	(653,010)	—
Morgan Stanley & Co. LLC	2,175,291	(2,175,291)	—
Wells Fargo Securities	564,787	(564,787)	—
Total	$7,106,747	$(7,106,747)	$—

(1)	Collateral with a fair value of $7,377,851 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Morgan Stanley Global Franchise
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$7,396,478	$(7,396,478)	$—

(1)	Collateral with a fair value of $7,377,851 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

PIMCO Total Return Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Cop.	$206,716	$(206,716)	$—
Barclays Capital Inc.	471,488	(471,488)	—
Citigroup Global Markets Ltd.	2,492,754	(2,492,754)	—
JPMorgan Clearing Corp.	822,468	(822,468)	—
Morgan Stanley & Co. International PLC	437,566	(437,566)	—
Wells Fargo Securities	164,494	(164,494)	—
Total	$4,595,486	$(4,595,486)	$—

(1)	Collateral with a fair value of $4,777,868 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
First Clearing	$783,874	$(783,874)	$—

(1)	Collateral with a fair value of $805,944 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price International Stock
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities USA	$77,785	$(77,785)	$—
Merrill Lynch	372,565	(372,565)	—
Merrill Lynch International Ltd.	45,662	(45,662)	—
Morgan Stanley & Co. LLC	34,790	(34,790)	—
Scotia Capital	292,594	(292,594)	—
Total	$823,396	$(823,396)	$—

(1)	Collateral with a fair value of $851,255 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Global Resources and Morgan Stanley Global Franchise are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 13 — REORGANIZATIONS

On March 22, 2013, T. Rowe Capital Appreciation (“Acquiring Portfolio”) acquired all of the net assets of ING Oppenheimer Active Allocation Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on February 27, 2013. The purposes of the transaction were to lower the net expense ratio for shareholders of Disappearing Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income	$52,256,972
Net realized and unrealized loss on investments	$525,606,822
Net increase in net assets resulting from operations	$577,863,794

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 22, 2013. Net assets and unrealized appreciation as of the reorganization date were as follows:

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 13 — REORGANIZATIONS (continued)

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards	Acquired Unrealized Appreciation (000s)	Portfolio Conversion Ratio
T. Rowe Capital Appreciation	ING Oppenheimer Active Allocation Portfolio	$51,088	$4,629,304	$—	$—	0.3360

The net assets of T. Rowe Capital Appreciation after the acquisition were $4,680,391,896.

NOTE 14 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At December 31, 2013, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/13*
Crown Castle Operating Co.	$8,525,000	$71,538
	$8,525,000	$71,538

*	Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Health Sciences Opportunities	$—	$(378,093)	$378,093
Bond	—	1,995,091	(1,995,091)
Clarion Global Real Estate	—	(452,543)	452,543
FMRSM Diversified Mid Cap	—	1,491,354	(1,491,354)
Global Resources	—	(34,796)	34,796
Invesco Growth and Income	—	(233,299)	233,299
JPMorgan Emerging Markets Equity	—	277,682	(277,682)
Liquid Assets	—	(17,167)	17,167
Marsico Growth	—	9,279	(9,279)
MFS Total Return	—	581,975	(581,975)
MFS Utilities	(562)	(2,654,647)	2,655,209
Morgan Stanley Global Franchise	—	67,248	(67,248)
PIMCO Total Return Bond(1)	—	22,997,736	(22,997,736)
T. Rowe Price Capital Appreciation	—	2,342,560	(2,342,560)
T. Rowe Price Equity Income	—	(340,265)	340,265
T. Rowe Price International Stock Portfolio	—	92,877	(92,877)

(1)	Relates to the tax treatment of swaps, foreign currency transactions and paydowns.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
BlackRock Health Sciences Opportunities	$16,203,948	$8,528,414	$1,660,285	$3,451,337
Bond	7,081,532	38,995,133	12,347,397	12,096,285
Clarion Global Real Estate	17,343,675	—	1,701,350	—
FMRSM Diversified Mid Cap	5,217,114	4,336,641	6,460,836	—
Global Resources	6,525,391	—	6,241,801	—
Invesco Growth and Income	7,861,618	—	10,000,175	—
JPMorgan Emerging Markets Equity	7,121,707	17,426,027	—	21,170,185
Liquid Assets	193,246	1,680	190,067	240
Marsico Growth	4,261,664	—	2,740,223	—
MFS Total Return	18,851,736	—	21,287,579	—
MFS Utilities	12,201,670	—	18,150,840	—
Morgan Stanley Global Franchise	10,176,657	26,713,071	7,337,952	21,155,784
PIMCO Total Return Bond	106,807,973	32,671,589	116,255,239	—
T. Rowe Price Capital Appreciation	181,377,115	189,324,500	67,390,742	116,563,776
T. Rowe Price Equity Income	25,763,568	1,171,850	28,895,855	—
T. Rowe Price International Stock	2,585,923	—	755,259	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Health Sciences Opportunities	$36,268,286	$24,255,728	$70,876,227	$—	—	—
Bond	13,127,509	—	(4,490,123)	(7,307,439)	ST	None
				(499,979)	LT	None
				$(7,807,419)
Clarion Global Real Estate	4,217,527	—	65,081,210	(53,663,528)	ST	2016
				(138,763,608)	ST	2017
				(9,567,152)	ST	2018
				$(201,994,288)
FMRSM Diversified Mid Cap	97,856,461	90,949,840	240,968,239	—	—	—
Global Resources	6,901,407	—	75,309,277	(145,536,908)	ST	2017
Invesco Growth and Income	7,339,879	40,267,030	201,330,032	—	—	—
JPMorgan Emerging Markets Equity	6,477,942	67,617,991	83,600,968	—	—	—
Liquid Assets	137,093	—	—	—	—	—
Marsico Growth	34,066	26,129,079	137,706,829	—	—	—
MFS Total Return	16,638,032	—	155,663,073	(47,738,275)	ST	2017
MFS Utilities	2,405,655	24,043,914	94,802,645	—	—	—
Morgan Stanley Global Franchise	9,255,683	35,031,660	121,174,892	—	—	—
PIMCO Total Return Bond	72,783,178	14,567,633	50,429,994	—	—	—
T. Rowe Price Capital Appreciation	115,201,403	376,305,675	842,149,061	—	—	—
T. Rowe Price Equity Income	7,505,587	99,300,693	457,840,011	(4,926,700)	ST	2015
				(2,390,465)	ST	2016
				(620,380)	ST	2017
				(162,382)	ST	2018
				$(8,099,927)*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
T. Rowe Price International Stock	$2,932,750	$—	$33,327,378	$(40,316,112)	ST	2016
				(82,466,488)	ST	2017
				(1,037,310)	LT	None
				$(123,819,910)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — LITIGATION

On September 24, 2012, the ING T. Rowe Price Equity Income Portfolio (the “Subject Portfolio”),was officially served as defendant in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “FitzSimons Action” and/or the “Actual Fraudulent Action”). The FitzSimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the FitzSimons Action, the plaintiff alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately held company in 2007, and that those share transfers must now be unwound.

In addition to the FitzSimons Action, various additional actions, stemming from the same facts and circumstances underlying the FitzSimons Action, and which also included the Subject Portfolio as defendant, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law. A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”). The FitzSimons Action was also transferred to the New York Court for pre-trial purposes.

On November 6, 2012, the defendants submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The defendants have until February 28, 2014 to respond to the appeal.

The Subject Portfolio’s potential exposure in the FitzSimons Action, as well as in the State Law Constructive Fraudulent Transfer Case, if the appeal is granted, is the value of all shares sold in conjunction with the LBO transaction ($18,125,400).

The Subject Portfolio believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTE 17 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 17 — RESTRUCTURING PLAN (continued)

end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Advisers and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Advisers or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Advisers and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Advisers’ loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Advisers and their affiliates. Currently, the Advisers and their affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 18 — SUBSEQUENT EVENTS

On September 12, 2013, the Board approved a proposal to reorganize Bond with and into ING Intermediate Bond Portfolio, which is not included in this report (the “Reorganization”). The proposed Reorganization is subject to approval by the shareholders of the Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2014. The Portfolio will notify shareholders if shareholder approval is not obtained. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about March 14, 2014.

On October 22, 2013, a majority of the Board approved a proposal to reorganize PIMCO Total Return Bond with and into ING Intermediate Bond Portfolio, which is not included in this report (the “Reorganization”). The Reorganization will take place on or about

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 18 — SUBSEQUENT EVENTS (continued)

March 21, 2014. In addition, on October 22, 2013, a majority of the Board approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC to ING IM with related changes to the Portfolio’s name and principal investment strategies. Effective on the close of business February 4, 2014, ING IM began managing the Portfolio and the Portfolio was renamed ING Total Return Bond Portfolio.

On January 23, 2014, the Board approved proposals to reorganize the Portfolios below with and into the following “Surviving Portfolios,” which are not included in this report (the “Reorganizations”).

Portfolio	Surviving Portfolio
BlackRock Health Sciences Opportunities	ING Large Cap Growth Portfolio
Marsico Growth	ING Large Cap Growth Portfolio
MFS Total Return	ING Invesco Equity Income Portfolio
MFS Utilities	ING Large Cap Value Portfolio

The proposed Reorganizations are subject to approval by the shareholders of each Portfolio at a shareholder meeting scheduled to be held on or about June 19, 2014. Each Portfolio will notify its shareholders if shareholder approval is not obtained. If shareholder approval is obtained, it is expected that the Reorganizations will take place on or about July 18, 2014.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 1.0%
212,500		Service Corp. International	$3,852,625	1.0

		Health Care: 97.5%
134,200		Abbott Laboratories	5,143,886	1.3
298,300		AbbVie, Inc.	15,753,223	3.9
23,900	@	Actavis PLC	4,015,200	1.0
50,614		Aetna, Inc.	3,471,614	0.9
78,200		Agilent Technologies, Inc.	4,472,258	1.1
56,163	@	Alexion Pharmaceuticals, Inc.	7,473,049	1.8
87,600	@	Alkermes PLC	3,561,816	0.9
28,818		Allergan, Inc.	3,201,104	0.8
69,219		Amgen, Inc.	7,902,041	1.9
82,000		Baxter International, Inc.	5,703,100	1.4
68,600		Bayer AG	9,632,207	2.4
42,300	@	Biogen Idec, Inc.	11,833,425	2.9
78,300	@	BioMarin Pharmaceuticals, Inc.	5,502,141	1.4
483,900	@	Boston Scientific Corp.	5,816,478	1.4
228,500		Bristol-Myers Squibb Co.	12,144,775	3.0
79,456		Cardinal Health, Inc.	5,308,455	1.3
79,800	@	CareFusion Corp.	3,177,636	0.8
96,171	@	Celgene Corp.	16,249,052	4.0
51,400	@	Cerner Corp.	2,865,036	0.7
46,900		Cigna Corp.	4,102,812	1.0
45,600		Cooper Cos., Inc.	5,647,104	1.4
67,710		Covidien PLC	4,611,051	1.1
190,860	@	Gilead Sciences, Inc.	14,343,129	3.5
112,200	@	HCA Holdings, Inc.	5,353,062	1.3
52,200	@	Illumina, Inc.	5,774,364	1.4
99,600	@	Incyte Corp., Ltd.	5,042,748	1.2
52,911	@, X	Intra-Cellular Therapies, Inc.	336,136	0.1
71,840	@	Isis Pharmaceuticals, Inc.	2,862,106	0.7
225,000		Johnson & Johnson	20,607,750	5.1
61,100	@	Mallinckrodt PLC — W/I	3,193,086	0.8
31,931		McKesson Corp.	5,153,663	1.3
1,546,390	@, X	Medipattern Corp.	—	—
192,388		Medtronic, Inc.	11,041,147	2.7
191,400		Merck & Co., Inc.	9,579,570	2.4
118,700	@	Mylan Laboratories	5,151,580	1.3
106,200		Novartis AG	8,511,864	2.1
33,200		Perrigo Co. PLC	5,094,872	1.3
446,730		Pfizer, Inc.	13,683,340	3.4
18,475	@	Regeneron Pharmaceuticals, Inc.	5,085,059	1.3
45,700		Roche Holding AG — Genusschein	12,801,771	3.2
37,300		Sanofi	3,983,466	1.0

COMMON STOCK: (continued)
		Health Care: (continued)
124,955	@	Seattle Genetics, Inc.	$4,984,455	1.2
28,400		Shire PLC ADR	4,012,636	1.0
46,200		St. Jude Medical, Inc.	2,862,090	0.7
133,600		Stryker Corp.	10,038,704	2.5
48,600		Thermo Fisher Scientific, Inc.	5,411,610	1.3
147,406	@, X	Ultragenyx Pharmaceutical, Inc.	408,226	0.1
110,275		UnitedHealth Group, Inc.	8,303,708	2.0
63,100		Universal Health Services, Inc.	5,127,506	1.3
46,200	@	Valeant Pharmaceuticals International	5,423,880	1.3
41,600	@	Varian Medical Systems, Inc.	3,231,904	0.8
66,320	@	Vertex Pharmaceuticals, Inc.	4,927,576	1.2
2,879,229		Other Securities(a)	55,230,546	13.6
			395,149,017	97.5

		Materials: 0.5%
22,100		Other Securities	2,077,621	0.5

		Total Common Stock (Cost $330,014,427)	401,079,263	99.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateralcc(1): 0.8%
1,000,000		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%–9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14–01/01/44)	1,000,000	0.3
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15–08/15/53)	1,000,000	0.2

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14–04/15/30)	$1,000,000	0.2
439,621	UBS AG, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $439,621, collateralized by various U.S. Government Securities, 0.000%–4.750%, Market Value plus accrued interest $448,413, due 02/15/14–11/15/43)	439,621	0.1
		3,439,621	0.8

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Affiliated Investment Companies: 0.9%
3,572,858	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,572,858)	$3,572,858	0.9

	Total Short-Term Investments (Cost $7,012,479)	7,012,479	1.7

	Total Investments in Securities (Cost $337,026,906)	$408,091,742	100.7
	Liabilities in Excess of Other Assets	(2,755,169)	(0.7)
	Net Assets	$405,336,573	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $337,232,102.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$74,051,920
Gross Unrealized Depreciation	(3,192,280)
Net Unrealized Appreciation	$70,859,640

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$3,852,625	$—	$—	$3,852,625
Health Care	348,556,403	45,848,252	744,362	395,149,017
Materials	2,077,621	—	—	2,077,621
Total Common Stock	354,486,649	45,848,252	744,362	401,079,263
Short-Term Investments	3,572,858	3,439,621	—	7,012,479
Total Investments, at fair value	$358,059,507	$49,287,873	$744,362	$408,091,742
Other Financial Instruments+
Forward Foreign Currency Contracts	—	193,068	—	193,068
Total Assets	$358,059,507	$49,480,941	$744,362	$408,284,810
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(365,192)	$—	$(365,192)
Written Options	(21,315)	—	—	(21,315)
Total Liabilities	$(21,315)	$(365,192)	$—	$(386,507)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Changes in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
BlackRock Liquidity Funds, TempFund, Institutional Class	$9,950,540	$207,389,087	$(213,766,769)	$—	$3,572,858	$4,756	$—	$—
	$9,950,540	$207,389,087	$(213,766,769)	$—	$3,572,858	$4,756	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING BlackRock Health Sciences Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Swiss Franc	1,520,197	Buy	01/23/14	$1,687,664	$1,704,402	$16,738
Royal Bank of Scotland Group PLC	EU Euro	243,997	Buy	01/23/14	329,639	335,665	6,026
UBS AG	Swiss Franc	1,603,018	Buy	01/23/14	1,756,462	1,797,258	40,796
							$63,560

BNP Paribas Bank	EU Euro	2,342,000	Sell	01/23/14	$3,203,872	$3,221,870	$(17,998)
Citigroup, Inc.	Swiss Franc	475,589	Sell	01/23/14	530,327	533,217	(2,890)
Deutsche Bank AG	Hong Kong Sar Dollar	4,183,000	Sell	01/23/14	539,695	539,452	243
Goldman Sachs & Co.	Swiss Franc	585,090	Sell	01/23/14	652,033	655,986	(3,953)
Royal Bank of Canada	EU Euro	147,000	Sell	01/23/14	201,749	202,227	(478)
Royal Bank of Scotland Group PLC	British Pound	1,222,000	Sell	01/23/14	1,995,098	2,023,299	(28,201)
Royal Bank of Scotland Group PLC	EU Euro	188,000	Sell	01/23/14	257,093	258,630	(1,537)
Royal Bank of Scotland Group PLC	Swiss Franc	283,227	Sell	01/23/14	319,757	317,546	2,211
Royal Bank of Scotland Group PLC	Hong Kong Sar Dollar	525,882	Sell	01/23/14	67,837	67,819	18
Royal Bank of Scotland Group PLC	Japanese Yen	168,252,000	Sell	01/23/14	1,722,131	1,597,847	124,284
Royal Bank of Scotland Group PLC	Swiss Franc	13,256,463	Sell	01/23/14	14,552,638	14,862,773	(310,135)
UBS AG	Japanese Yen	4,005,422	Sell	01/23/14	40,790	38,038	2,752
							$(235,684)

ING BlackRock Health Sciences Opportunities Portfolio Written Options Open on December 31, 2013:

Exchange-Traded Options

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Put on Cardinal Health, Inc.	67.50	01/18/14	147	$32,628	$(21,315)
				$32,628	$(21,315)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$193,068
Total Asset Derivatives		$193,068
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$365,192
Equity contracts	Written options, at fair value	21,315
Total Liability Derivatives		$386,507

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written Options	Total
Equity contracts	$—	$278,838	$278,838
Foreign exchange contracts	(408,975)	—	(408,975)
Total	$(408,975)	$278,838	$(130,137)

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written Options	Total
Equity contracts	$—	$11,313	$11,313
Foreign exchange contracts	363,964	—	363,964
Total	$363,964	$11,313	$375,277

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs & Co.	Royal Bank of Canada	Royal Bank of Scotland Group PLC	UBS AG	Totals
Assets:
Forward foreign currency contracts	$—	$16,738	$243	$—	$—	$132,539	$43,548	$193,068
Total Assets	$—	$16,738	$243	$—	$—	$132,539	$43,548	$193,068
Liabilities:
Forward foreign currency contracts	$17,998	$2,890	$—	$3,953	$478	$339,873	$—	$365,192
Total Liabilities	$17,998	$2,890	$—	$3,953	$478	$339,873	$—	$365,192

Net OTC derivative instruments by counterparty, at fair value	$(17,998)	$13,848	$243	$(3,953)	$(478)	$(207,334)	$43,548	$(172,124)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$2,687,738	$2,687,738
Net Exposure(1)	$(17,998)	$13,848	$243	$(3,953)	$(478)	$(207,334)	$2,731,286	$2,515,614

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 26.5%
		Basic Materials: 1.7%
607,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$609,906	0.2
488,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	469,858	0.1
280,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	277,900	0.1
580,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	553,209	0.1
289,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	292,822	0.1
4,685,000		Other Securities	4,561,253	1.1
			6,764,948	1.7

		Communications: 3.0%
304,000	#	COX Communications, Inc., 4.500%, 06/30/43	245,087	0.1
595,000		News America, Inc., 3.000%, 09/15/22	559,520	0.1
349,000	#	News America, Inc., 4.000%, 10/01/23	345,061	0.1
1,689,000		Time Warner, Inc., 4.050%–6.500%, 12/15/23–12/15/43	1,740,697	0.4
1,300,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,396,278	0.4
725,000		Verizon Communications, Inc., 6.550%, 09/15/43	848,408	0.2
7,154,000		Other Securities	6,956,289	1.7
			12,091,340	3.0

		Consumer, Cyclical: 1.0%
600,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	625,500	0.2
345,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	335,513	0.1
3,300,000		Other Securities	3,011,260	0.7
			3,972,273	1.0

		Consumer, Non-cyclical: 2.8%
401,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	405,470	0.1
750,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	817,500	0.2
750,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	810,938	0.2
533,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	530,052	0.1
392,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	389,037	0.1
349,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	345,104	0.1
7,764,000		Other Securities	7,783,580	2.0
			11,081,681	2.8

CORPORATE BONDS/NOTES: (continued)
		Energy: 2.7%
1,425,000		Energy Transfer Partners L.P., 4.650%–6.050%, 06/01/21–06/01/41	$1,463,814	0.3
9,688,000		Other Securities(a)	9,536,178	2.4
			10,999,992	2.7

		Financial: 11.7%
1,282,000		American International Group, Inc., 3.375%–8.175%, 01/16/18–05/15/68	1,469,056	0.4
2,402,000		Bank of America Corp., 2.600%–4.100%, 01/15/19–07/24/23	2,375,761	0.6
1,243,000		BBVA, 4.664%, 10/09/15	1,307,295	0.3
723,000	#	BPCE SA, 5.700%, 10/22/23	746,338	0.2
2,446,000		Citigroup, Inc., 1.700%–5.900%, 07/25/16–12/29/49	2,432,143	0.6
821,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	870,529	0.2
439,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	582,224	0.2
1,411,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,504,479	0.4
474,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	501,397	0.1
496,000		ERP Operating L.P., 3.000%, 04/15/23	453,079	0.1
571,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	563,046	0.1
1,544,000		General Electric Capital Corp., 3.150%–7.125%, 10/17/16–12/15/49	1,632,654	0.4
900,000		Goldman Sachs Group, Inc./The, 1.838%–2.900%, 07/19/18–11/29/23	916,185	0.2
1,399,000		Goldman Sachs Group, Inc., 2.375%–6.750%, 01/22/18–10/01/37	1,428,729	0.4
983,000		Hartford Financial Services Group, Inc., 6.625%–8.125%, 06/15/38–03/30/40	1,173,936	0.3
505,000	#	HBOS PLC, 6.750%, 05/21/18	573,491	0.1
1,140,000		Intesa Sanpaolo SpA, 3.125%–3.875%, 01/15/16–01/15/19	1,141,700	0.3
1,357,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,265,168	0.3

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
576,000		JPMorgan Chase & Co., 6.000%, 12/29/49	$553,680	0.2
618,000	#	Macquarie Group Ltd., 3.000%, 12/03/18	615,886	0.1
1,925,000		Morgan Stanley, 2.125%–5.000%, 03/22/17–11/24/25	1,936,607	0.5
463,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	448,080	0.1
493,000	#	Simon Property Group L.P., 1.500%, 02/01/18	479,181	0.1
1,728,000		SLM Corp., 4.875%–6.000%, 01/25/17–06/17/19	1,817,242	0.5
751,000	#	Societe Generale SA, 7.875%, 12/29/49	756,445	0.2
787,000	#	Standard Chartered PLC, 5.200%, 01/26/24	785,694	0.2
345,000		Wells Fargo & Co., 3.450%, 02/13/23	326,287	0.1
1,393,000		Wells Fargo & Co., 5.375%, 11/02/43	1,426,774	0.3
16,618,000		Other Securities	16,608,051	4.2
			46,691,137	11.7

		Industrial: 1.1%
404,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	394,727	0.1
750,000	#	Sealed Air Corp., 8.375%, 09/15/21	855,000	0.2
2,951,000		Other Securities	3,130,974	0.8
			4,380,701	1.1

		Technology: 1.1%
1,011,000		EMC Corp./MA, 1.875%–3.375%, 06/01/18–06/01/23	988,605	0.3
3,444,000		Other Securities	3,302,154	0.8
			4,290,759	1.1

		Utilities: 1.4%
646,000	#	Dominion Gas Holdings LLC, 3.550%, 11/01/23	622,470	0.2
1,071,000		Duke Energy Corp., 2.100%–3.950%, 06/15/18–10/15/23	1,067,967	0.3
446,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	418,472	0.1
3,409,000		Other Securities	3,338,696	0.8
			5,447,605	1.4

		Total Corporate Bonds/Notes (Cost $106,984,436)	105,720,436	26.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.5%
802,697		Banc of America Funding Corp., 6.000%, 08/25/37	$693,945	0.2
350,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	349,225	0.1
370,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	367,348	0.1
520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.783%, 11/10/38	551,812	0.1
309,997		Banc of America Mortgage Securities, Inc., 5.500%, 09/25/35	308,990	0.1
625,251		Bear Stearns ARM Trust 2006-2, 2.702%, 07/25/36	521,046	0.1
830,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.695%, 06/11/41	838,216	0.2
610,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	624,765	0.2
610,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	602,502	0.1
380,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.579%, 04/12/38	331,399	0.1
520,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	513,179	0.1
454,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	457,819	0.1
1,118,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.335%, 12/25/35	1,092,071	0.3
736,258		Citigroup Mortgage Loan Trust, Inc., 2.845%, 09/25/37	608,233	0.2
1,670,000	#	Citigroup Commercial Mortgage Trust, 5.383%, 04/15/40	1,687,660	0.4
3,122,426	ˆ	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	330,684	0.1
10,257,779	ˆ	Commercial Mortgage Trust, 1.473%, 08/10/46	837,597	0.2
3,428,250	ˆ	Commercial Mortgage Trust, 1.800%, 01/10/46	328,651	0.1
4,511,421	ˆ	Commercial Mortgage Trust, 1.942%, 08/15/45	497,939	0.1
14,467,412	ˆ	Commercial Mortgage Trust, 2.231%, 05/15/45	1,730,561	0.4
10,860,000	#, ˆ	Commercial Mortgage Trust, 0.598%, 10/15/45	505,783	0.1

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
410,000	#	Commercial Mortgage Trust, 5.234%, 01/05/36	$408,660	0.1
1,440,000		Commercial Mortgage Trust, 5.218%–6.118%, 07/15/44–12/10/49	1,435,439	0.4
4,055,144		Countrywide Alternative Loan Trust, 0.285%, 06/25/36	3,232,627	0.8
824,894		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	760,762	0.2
1,230,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	1,238,377	0.3
69,446	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	69,645	0.0
460,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.597%, 04/12/49	468,981	0.2
702,921	ˆ	First Horizon Alternative Mortgage Securities, 6.535%, 12/25/36	151,469	0.0
571,624	#	Fosse Master Issuer PLC, 1.646%, 10/18/54	574,721	0.1
300,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.292%, 05/10/43	187,980	0.1
250,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	250,363	0.1
232,236	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 6.273%, 04/10/40	235,263	0.0
106,395	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	106,375	0.0
301,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.815%, 08/10/38	299,527	0.1
3,491,898	ˆ	GS Mortgage Securities Corp. II, 2.386%, 11/10/45	460,452	0.1
3,574,457	ˆ	GS Mortgage Securities Corp. II, 2.596%, 05/10/45	460,283	0.1
490,000	#	GS Mortgage Securities Trust 2011-GC3, 5.543%, 03/10/44	499,602	0.1
2,528,914		GSR Mortgage Loan Trust, 5.500%–6.250%, 05/25/36–01/25/37	2,273,607	0.6
338,382		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	287,182	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
210,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.307%, 05/15/41	$200,077	0.1
15,346,710	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.681%, 01/15/46	443,377	0.1
10,926,829	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	1,146,597	0.3
4,700,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	126,545	0.0
1,170,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.947%, 04/15/30	1,165,442	0.3
490,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.567%, 10/15/30	491,410	0.1
480,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.027%, 08/12/40	490,534	0.1
540,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	548,356	0.1
1,060,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.647%, 06/12/41	1,076,640	0.3
2,378,980	#	Lanark Master Issuer PLC, 1.638%, 12/22/54	2,417,248	0.6
700,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	711,888	0.2
6,972,840	#, ˆ	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	176,588	0.0
420,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	435,274	0.1
310,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	309,663	0.1
450,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	447,633	0.1
360,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	374,900	0.1
29,578,666	#, ˆ	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	541,967	0.1
1,500,000	#	LB-UBS Commercial Mortgage Trust, 5.384%, 10/15/36	1,472,272	0.4

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,270,000	#	LB-UBS Commercial Mortgage Trust, 5.537%, 10/15/36	$1,078,184	0.3
840,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	799,501	0.2
1,160,000		LB-UBS Commercial Mortgage Trust, 5.323%–5.350%, 11/15/40	1,203,904	0.3
1,820,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	1,927,348	0.5
10,644,611	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.747%, 02/15/46	1,061,786	0.3
4,558,601	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	323,850	0.1
6,651,024	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.887%, 08/15/45	636,823	0.1
2,707,695	#, ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 2.170%, 11/15/45	295,026	0.1
170,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	169,558	0.1
160,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	159,886	0.0
510,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%, 08/13/42	517,175	0.1
430,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	382,737	0.1
270,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	269,101	0.1
600,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	606,800	0.1
400,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	387,059	0.1
530,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	548,633	0.2
510,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	511,226	0.1
510,000		Morgan Stanley Capital I, 5.073%, 08/13/42	534,245	0.1
698,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	733,604	0.2
300,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.838%, 09/15/37	290,060	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
561,605	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	$563,982	0.1
580,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	620,532	0.2
860,000	#	N-Star Real Estate CDO Ltd., 2.015%, 08/25/29	860,486	0.2
2,500,000	#	Silverstone Master Issuer PLC, 1.792%, 01/21/55	2,521,855	0.6
1,001,631		Structured Asset Securities Corp., 5.500%, 10/25/35	1,012,624	0.3
930,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.410%, 03/15/42	935,654	0.2
600,000		Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	579,700	0.2
397,386		WaMu Mortgage Pass Through Certificates, 1.831%, 10/25/36	317,483	0.1
435,849		WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 2.277%, 07/25/37	362,723	0.1
836,127		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	753,071	0.2
1,559,493		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	1,362,750	0.3
3,157,195	#, ˆ	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	368,130	0.1
861,607		Wells Fargo Mortgage Backed Securities Trust, 5.573%, 04/25/36	836,712	0.2
2,979,220		Other Securities	2,433,131	0.6

		Total Collateralized Mortgage Obligations (Cost $64,712,129)	65,722,490	16.5

U.S. TREASURY OBLIGATIONS: 15.7%
		U.S. Treasury Bonds: 3.2%
13,415,000		3.625%, due 08/15/43	12,619,531	3.2

		U.S. Treasury Notes: 12.5%
9,579,000		0.250%, due 12/31/15	9,553,932	2.4
14,101,000		0.625%, due 12/15/16	14,043,158	3.5
1,490,000		0.875%, due 09/15/16	1,498,906	0.4
14,802,000		1.500%, due 12/31/18	14,627,958	3.7
3,968,000		2.375%, due 12/31/20	3,947,850	1.0
5,980,000		2.750%, due 11/15/23	5,840,313	1.4
494,000		1.125%–1.375%, due 09/30/18–04/30/20	487,192	0.1
			49,999,309	12.5

		Total U.S. Treasury Obligations (Cost $63,187,828)	62,618,840	15.7

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 9.1%
		Automobile Asset-Backed Securities: 0.7%
940,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	$946,082	0.2
250,000	#	Motor PLC, 1.286%, 02/25/20	250,297	0.1
1,770,000		Other Securities	1,787,032	0.4
			2,983,411	0.7

		Credit Card Asset-Backed Securities: 0.6%
1,000,000	#	Cards II Trust, 0.617%, 09/15/17	1,001,545	0.3
1,300,000	#	Gracechurch Card Funding PLC, 0.867%, 02/15/17	1,305,625	0.3
			2,307,170	0.6

		Home Equity Asset-Backed Securities: 0.4%
2,919,074		GSAA Trust, 0.225%–0.255%, 10/25/36–12/25/36	1,484,133	0.4

		Other Asset-Backed Securities: 7.4%
491,060	#	Aimco CDO, 0.492%, 10/20/19	484,801	0.1
500,000	#	Apidos CDO I Ltd., 0.988%, 07/27/17	496,718	0.2
500,000	#	Apidos CDO II, 1.038%, 12/21/18	487,286	0.1
450,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	446,800	0.1
462,049	#	Ares VR CLO Ltd., 2.138%, 02/24/18	453,605	0.1
835,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	827,100	0.2
750,000	#	Atrium IV, 0.992%, 06/08/19	730,696	0.2
1,000,000	#	Atrium V, 0.927%, 07/20/20	952,970	0.2
625,000	#	Babson CLO, Inc. 2005-III, 0.639%, 11/10/19	624,604	0.1
750,000	#	Babson CLO, Inc. 2005-II, 0.942%, 07/20/19	727,050	0.2
500,000	#	Ballyrock CLO 2006-1 Ltd., 1.738%, 08/28/19	492,817	0.1
1,220,908	#	Black Diamond CLO Ltd., 0.595%, 06/20/17	1,207,958	0.3
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.742%, 01/21/21	249,422	0.1
400,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.692%, 01/21/21	399,593	0.1
800,000	#	Castle Garden Funding, 6.560%, 10/27/20	868,161	0.2
900,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	875,670	0.2
900,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	865,917	0.2

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
850,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	$833,422	0.2
550,000	#	Eaton Vance CDO IX Ltd., 0.892%, 04/20/19	531,016	0.1
600,000	#	Emporia Preferred Funding I Corp., 2.394%, 10/12/18	597,386	0.2
408,335	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	406,594	0.1
1,750,000	#	Emporia Preferred Funding, 0.746%, 10/18/18	1,682,287	0.4
525,000	#	Fraser Sullivan CLO II Ltd., 0.645%, 12/20/20	506,475	0.2
500,000	#	Fraser Sullivan CLO II Ltd., 0.965%, 12/20/20	481,750	0.1
1,225,000	#	Gulf Stream — Compass CLO 2005-I Ltd., 2.141%, 05/15/17	1,212,709	0.3
350,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 2.238%, 10/28/19	345,325	0.1
400,000	#	Gulf Stream — Compass CLO 2007-I Ltd., 3.688%, 10/28/19	400,132	0.1
1,550,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 0.579%, 08/21/20	1,530,154	0.4
865,000	#	Gulf Stream — Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	840,578	0.2
800,000	#	Hewett’s Island Clo IV Ltd., 1.889%, 05/09/18	789,577	0.2
370,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	371,101	0.1
2,140,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	2,140,000	0.5
214,858	#	Katonah VI Ltd., 2.445%, 09/20/16	214,324	0.1
575,000	#	Landmark VI CDO Ltd, 0.744%, 01/14/18	557,730	0.1
350,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	351,551	0.1
383,898	#	Mesa West Capital CDO Ltd., 0.425%, 02/25/47	377,756	0.1
625,000	#	Morgan Stanley Investment Management Croton Ltd, 0.694%, 01/15/18	610,871	0.2
500,000	#	Oak Hill Credit Partners IV Ltd, 1.938%, 05/17/21	493,017	0.1
300,000	#	Silverado CLO 2006-I Ltd., 1.996%, 04/11/20	287,481	0.1
800,000	#	Stanfield Veyron CLO Ltd., 0.924%, 07/15/18	774,710	0.2

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
525,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	$520,498	0.1
250,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	245,146	0.1
1,453,336		Other Securities	1,275,415	0.3
			29,568,173	7.4

		Total Asset-Backed Securities (Cost $35,777,591)	36,342,887	9.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.5%
		Federal Home Loan Mortgage Corporation: 4.5%##
4,712,206		3.500%, due 08/01/42	4,689,689	1.2
2,301,090	ˆ	4.000%, due 04/15/43	449,127	0.1
7,907,103	ˆ	4.500%, due 12/15/40	1,481,678	0.4
8,837,244	ˆ	5.500%, due 12/15/18	640,246	0.2
6,698,545		6.500%, due 03/15/42	7,717,628	1.9
4,901,585	ˆ	23.956%, due 01/15/36	2,768,483	0.7
			17,746,851	4.5

		Federal National Mortgage Association: 17.2%##
7,144,000	W	3.000%, due 09/25/26	7,292,740	1.8
7,030,000	W	3.000%, due 09/25/42	6,675,754	1.7
3,348,412		3.000%, due 05/01/43	3,188,441	0.8
1,802,000	W	3.500%, due 01/25/26	1,884,991	0.5
1,867,956		3.500%, due 08/01/42	1,860,991	0.5
5,575,594		3.500%, due 08/01/42	5,554,806	1.4
825,138	ˆ	3.500%, due 08/25/43	157,139	0.0
6,478,000	W	4.000%, due 08/25/40	6,670,316	1.7
1,638,725		4.000%, due 08/01/42	1,690,864	0.4
2,559,296		4.000%, due 08/01/42	2,640,269	0.7
13,322,000	W	4.500%, due 01/25/39	14,119,759	3.5
1,535,234		5.000%, due 02/01/35	1,674,870	0.4
8,992,225		5.000%, due 12/01/36	9,776,577	2.4
10,982,261	ˆ	5.000%, due 04/25/42	2,421,370	0.6
1,773,378		6.000%, due 01/01/38	1,994,703	0.5
1,031,677		4.000%, due 8/1/2042	1,062,826	0.3
			68,666,416	17.2

		Government National Mortgage Association: 1.8%
2,036,450		4.000%, due 10/20/42	2,121,065	0.5
2,000,000		4.500%, due 05/20/39	2,127,431	0.5
6,863,010	ˆ	4.500%, due 05/20/40	1,219,907	0.3
10,178,121	ˆ	5.000%, due 03/20/40	1,829,311	0.5
			7,297,714	1.8

		Total U.S. Government Agency Obligations (Cost $94,329,204)	93,710,981	23.5

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.2%
		Financials: 0.2%
28,000	@, P	Wells Fargo & Co.	$659,960	0.2

		Total Preferred Stock (Cost $700,000)	659,960	0.2

INVESTMENT COMPANIES: 13.8%
		Affiliated Investment Companies: 13.8%
884,573		ING Emerging Markets Corporate Debt Fund — Class P	8,518,441	2.1
2,163,941		ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	19,994,812	5.0
1,126,499		ING Emerging Markets Local Currency Debt Fund — Class P	9,823,072	2.5
562,191		ING High Yield Bond Fund — Class P	4,694,296	1.2
1,143,079		ING Investment Grade Credit Fund — Class P	12,059,482	3.0

		Total Investment Companies (Cost $58,487,762)	55,090,103	13.8

		Total Long-Term Investments (Cost $424,178,950)	419,865,697	105.3

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
		Commercial Paper: 0.5%
2,100,000		Mondelez Int. Inc., 0.280%, 03/06/14 (Cost $2,098,693)	2,098,950	0.5

		Securities Lending Collateralcc(1): 0.2%
667,516		Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $667,517, collateralized by various U.S. Government Agency Obligations, 1.372%– 8.500%, Market Value plus accrued interest $680,866, due 05/01/17–12/01/44) (Cost $667,516)	667,516	0.2

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.8%
3,166,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,166,000)	$3,166,000	0.8

	Total Short-Term Investments (Cost $5,932,209)	5,932,466	1.5

	Total Investments in Securities (Cost $430,111,159)	$425,798,163	106.8
	Liabilities in Excess of Other Assets	(26,975,992)	(6.8)
	Net Assets	$398,822,171	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $430,311,227.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,802,271
Gross Unrealized Depreciation	(9,315,335)
Net Unrealized Depreciation	$(4,513,064)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Preferred Stock	$659,960	$—	$—	$659,960
Corporate Bonds/Notes	—	105,720,436	—	105,720,436
Collateralized Mortgage Obligations	—	65,722,490	—	65,722,490
Short-Term Investments	3,166,000	2,766,466	—	5,932,466
U.S. Treasury Obligations	—	62,618,840	—	62,618,840
U.S. Government Agency Obligations	—	93,710,981	—	93,710,981
Asset-Backed Securities	—	33,825,131	2,517,756	36,342,887
Investment Companies	55,090,103	—	—	55,090,103
Total Investments, at fair value	$58,916,063	$364,364,344	$2,517,756	$425,798,163
Other Financial Instruments+
Forward Foreign Currency Contracts	—	134,088	—	134,088
Futures	272,131	—	—	272,131
Total Assets	$59,188,194	$364,498,432	$2,517,756	$426,204,382
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(164,303)	$—	$(164,303)
Futures	(111,135)	—	—	(111,135)
OTC Swaps	—	(1,409,591)	—	(1,409,591)
Total Liabilities	$(111,135)	$(1,573,894)	$—	$(1,685,029)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Changes in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Corporate Debt Fund — Class P	$12,813,197	$352,402	$(3,768,230)	$(878,928)	$8,518,441	$507,557	$206,770	$153,658
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	21,606,078	821,340	—	(2,432,606)	19,994,812	1,088,331	—	263,925
ING Emerging Markets Local Currency Debt Fund — Class P	23,943,000	255,957	(12,024,391)	(2,351,494)	9,823,072	700,739	300,610	237,628
ING High Yield Bond Fund — Class P	—	4,649,291	—	45,005	4,694,296	139,299	—	—
ING Investment Grade Credit Fund — Class P	—	12,001,393	—	58,089	12,059,482	243,770	—	7,627
	$58,362,275	$18,080,383	$(15,792,621)	$(5,559,934)	$55,090,103	$2,679,696	$507,380	$662,838

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	88,819	Buy	02/07/14	$120,710	$122,186	$1,476
Barclays Bank PLC	Chilean Peso	501,855	Buy	03/07/14	929	948	19
Citigroup, Inc.	Czech Koruna	4,186,059	Buy	03/07/14	206,885	210,907	4,022
Credit Suisse Group AG	Singapore Dollar	340,250	Buy	02/07/14	270,966	269,621	(1,345)
Deutsche Bank AG	Chinese Offshore Yuan	2,526,686	Buy	01/14/14	405,262	417,042	11,780
Deutsche Bank AG	Chinese Offshore Yuan	825,467	Buy	01/14/14	133,001	136,247	3,246
HSBC	Chinese Offshore Yuan	7,247,847	Buy	01/14/14	1,151,000	1,196,291	45,291
							$64,489

Barclays Bank PLC	Indian Rupee	16,553,862	Sell	02/07/14	$263,680	$265,734	$(2,054)
Barclays Bank PLC	Romanian New Leu	111,927	Sell	03/07/14	33,779	34,342	(563)
Barclays Bank PLC	Russian Ruble	38,930,553	Sell	03/07/14	1,157,081	1,172,697	(15,616)
Barclays Bank PLC	Hungarian Forint	163,460,506	Sell	03/07/14	729,746	753,805	(24,059)
Barclays Bank PLC	Mexican Peso	12,960,956	Sell	03/07/14	973,798	987,616	(13,818)
Citigroup, Inc.	Thai Baht	24,186,150	Sell	02/07/14	744,693	734,755	9,938
Citigroup, Inc.	Turkish Lira	1,872,162	Sell	03/07/14	898,437	859,501	38,936
Citigroup, Inc.	South African Rand	8,854,677	Sell	03/07/14	835,307	836,401	(1,094)
Credit Suisse Group AG	Philippine Peso	5,621,426	Sell	02/07/14	128,490	127,254	1,236
Credit Suisse Group AG	Peruvian Nuevo Sol	1,227,858	Sell	03/07/14	430,224	434,713	(4,489)
Deutsche Bank AG	Indonesian Rupiah	11,172,384,748	Sell	02/07/14	911,287	908,259	3,028
Deutsche Bank AG	Malaysian Ringgit	3,394,857	Sell	02/07/14	1,049,415	1,034,299	15,116
Deutsche Bank AG	South Korean Won	182,193,790	Sell	02/07/14	171,058	173,023	(1,965)
Deutsche Bank AG	Polish Zloty	2,298,550	Sell	03/07/14	744,952	757,865	(12,913)
Deutsche Bank AG	Colombian Peso	1,112,492,168	Sell	03/07/14	567,511	574,501	(6,990)
Deutsche Bank AG	Chinese Offshore Yuan	10,600,000	Sell	01/14/14	1,681,605	1,749,579	(67,974)
Goldman Sachs & Co.	Brazilian Real	2,699,456	Sell	03/07/14	1,114,879	1,126,302	(11,423)
							$(94,704)

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

ING Bond Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	32	03/20/14	$3,937,500	$(28,159)
U.S. Treasury 2-Year Note	203	03/31/14	44,621,938	(82,976)
			$48,559,438	$(111,135)
Short Contracts
U.S. Treasury 5-Year Note	(104)	03/31/14	$(12,408,500)	$162,238
U.S. Treasury Long Bond	(33)	03/20/14	(4,234,313)	75,456
U.S. Treasury Ultra Long Bond	(15)	03/20/14	(2,043,750)	34,437
			$(18,686,563)	$272,131

ING Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD 12,000,000	$(1,051,149)	$(915,553)	$(135,596)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD 1,706,000	(149,438)	(127,792)	(21,646)
HSBC	CDX.EM.19	Buy	(5.000)	06/20/18	USD 2,386,000	(209,004)	(179,391)	(29,613)
						$(1,409,591)	$(1,222,736)	$(186,855)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$134,088
Interest rate contracts	Net Assets — Unrealized appreciation*	272,131
Total Asset Derivatives		$406,219
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$164,303
Interest rate contracts	Net Assets — Unrealized depreciation*	111,135
Credit contracts	Upfront payments received on OTC swap agreements	1,222,736
Credit contracts	Unrealized deprecation on OTC swap agreements	186,855
Total Liability Derivatives		$1,685,029

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(408,972)	$—	$(408,972)
Foreign exchange contracts	—	(291,961)	—	—	—	(291,961)
Interest rate contracts	121,173	—	1,574,419	—	(414,089)	1,281,503
Total	$121,173	$(291,961)	$1,574,419	$(408,972)	$(414,089)	$580,570

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(217,783)	$—	$(217,783)
Foreign exchange contracts	—	482,740	—	—	—	482,740
Interest rate contracts	171,878	—	(240,172)	—	—	(68,294)
Total	$171,878	$482,740	$(240,172)	$(217,783)	$—	$196,663

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	Totals
Assets:
Forward foreign currency contracts	$1,495	$52,896	$1,236	$33,170	$—	$45,291	$134,088
Total Assets	$1,495	$52,896	$1,236	$33,170	$—	$45,291	$134,088
Liabilities:
Forward foreign currency contracts	$56,110	$1,094	$5,834	$89,842	$11,423	$—	$164,303
Credit default swaps	—	—	—	1,200,587	—	209,004	1,409,591
Total Liabilities	$56,110	$1,094	$5,834	$1,290,429	$11,423	$209,004	$1,573,894

Net OTC derivative instruments by counterparty, at fair value	$(54,615)	$51,802	$(4,598)	$(1,257,259)	$(11,423)	$(163,713)	$(1,439,806)

Total collateral pledged by the Portfolio/(Received from counterparty)	$530,000	$—	$—	$1,150,000	$—	$—	$1,680,000
Net Exposure(1)	$475,385	$51,802	$(4,598)	$(107,259)	$(11,423)	$(163,713)	$240,194

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.7%
		Australia: 6.0%
2,951,485		Dexus Property Group	$2,654,508	0.8
705,284		Goodman Group	2,988,112	1.0
3,014,241		Mirvac Group	4,532,542	1.5
149,245		Westfield Group	1,347,278	0.4
773,852		Westfield Retail Trust	2,055,837	0.7
1,942,925		Other Securities	5,053,885	1.6
			18,632,162	6.0

		Austria: 0.1%
51,800		Other Securities	298,999	0.1

		Canada: 0.9%
86,200		Other Securities	2,931,906	0.9

		China: 0.3%
288,700		Other Securities	814,898	0.3

		France: 5.9%
80,783		Klepierre	3,744,493	1.2
36,454		Unibail-Rodamco SE	9,341,715	3.1
73,100		Other Securities	4,997,991	1.6
			18,084,199	5.9

		Germany: 0.8%
41,100	@	LEG Immobilien AG	2,430,928	0.8

		Hong Kong: 6.9%
261,959		Cheung Kong Holdings Ltd.	4,144,395	1.3
447,013		Hongkong Land Holdings Ltd.	2,641,220	0.9
672,600		Link Real Estate Investment Trust	3,262,149	1.1
418,300		Sun Hung Kai Properties Ltd.	5,316,327	1.7
414,392		Wharf Holdings Ltd.	3,174,305	1.0
1,690,457		Other Securities	2,778,948	0.9
			21,317,344	6.9

		Japan: 20.1%
28,717		Daito Trust Construction Co., Ltd.	2,684,694	0.9
876		Japan Real Estate Investment Corp.	4,686,658	1.5
2,312		Japan Retail Fund Investment Corp.	4,704,214	1.5
447,319		Mitsubishi Estate Co., Ltd.	13,386,488	4.4
358,482		Mitsui Fudosan Co., Ltd.	12,930,688	4.2
384		Nippon Building Fund, Inc.	2,231,121	0.7
144,600		Sumitomo Realty & Development Co., Ltd.	7,205,049	2.3
214,800		Tokyo Tatemono Co., Ltd.	2,388,569	0.8
210,722		Other Securities	11,677,446	3.8
			61,894,927	20.1

COMMON STOCK: (continued)
		Netherlands: 1.1%
255,287		Other Securities	$3,478,822	1.1

		Singapore: 3.8%
2,383,000		CapitaCommercial Trust	2,744,364	0.9
1,760,500		Global Logistic Properties Ltd.	4,038,476	1.3
3,999,659		Other Securities	4,997,705	1.6
			11,780,545	3.8

		Sweden: 0.8%
177,700		Other Securities	2,612,985	0.8

		Switzerland: 0.5%
17,962		Other Securities	1,522,104	0.5

		United Kingdom: 5.7%
223,299		British Land Co. PLC	2,328,013	0.7
60,410		Derwent Valley Holdings PLC	2,497,054	0.8
298,590	@	Great Portland Estates PLC	2,966,715	1.0
345,905		Hammerson PLC	2,879,734	0.9
379,355		Land Securities Group PLC	6,060,046	2.0
346,800		Other Securities	924,601	0.3
			17,656,163	5.7

		United States: 43.8%
21,525		AvalonBay Communities, Inc.	2,544,901	0.8
127,500		BioMed Realty Trust, Inc.	2,310,300	0.8
38,700		Boston Properties, Inc.	3,884,319	1.3
57,900		BRE Properties, Inc.	3,167,709	1.0
204,500		DDR Corp.	3,143,165	1.0
102,000		Douglas Emmett, Inc.	2,375,580	0.8
223,300		Duke Realty Corp.	3,358,432	1.1
106,600		Equity Residential	5,529,342	1.8
15,550		Essex Property Trust, Inc.	2,231,581	0.7
249,782		General Growth Properties, Inc.	5,013,125	1.6
116,000		Health Care Real Estate Investment Trust, Inc.	6,214,120	2.0
117,800	@	Hilton Worldwide Holdings, Inc.	2,621,050	0.9
446,021		Host Hotels & Resorts, Inc.	8,670,648	2.8
82,900		Kilroy Realty Corp.	4,159,922	1.4
179,400		Kimco Realty Corp.	3,543,150	1.2
112,300		Liberty Property Trust	3,803,601	1.2
84,765		Macerich Co.	4,991,811	1.6
62,000		Post Properties, Inc.	2,804,260	0.9
179,127		ProLogis, Inc.	6,618,743	2.1
23,644		Public Storage, Inc.	3,558,895	1.2
73,861		Simon Property Group, Inc.	11,238,690	3.6

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: 43.8%
62,000	SL Green Realty Corp.	$5,727,560	1.9
188,475	UDR, Inc.	4,400,891	1.4
63,131	Vornado Realty Trust	5,605,401	1.8
1,313,510	Other Securities	27,502,619	8.9
		135,019,815	43.8

	Total Common Stock (Cost $202,056,742)	298,475,797	96.7

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
4,924,127	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,924,127)	4,924,127	1.6

	Total Short-Term Investments (Cost $4,924,127)	4,924,127	1.6

	Total Investments in Securities (Cost $206,980,869)	$303,399,924	98.3
	Assets in Excess of Other Liabilities	5,097,597	1.7
	Net Assets	$308,497,521	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

Cost for federal income tax purposes is $238,315,891.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$85,973,366
Gross Unrealized Depreciation	(20,889,333)
Net Unrealized Appreciation	$65,084,033

REIT Diversification	Percentage of Net Assets
Retail REITs	22.1%
Diversified Real Estate Activities	16.1
Diversified REITs	14.3
Office REITs	12.4
Residential REITs	7.3
Specialized REITs	6.4
Real Estate Operating Companies	5.7
Hotels, Resorts & Cruise Lines	5.5
Industrial REITs	4.2
Real Estate Development	2.7
Assets in Excess of Other Liabilities*	3.3
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$18,632,162	$—	$18,632,162
Austria	—	298,999	—	298,999
Canada	2,931,906	—	—	2,931,906
China	—	814,898	—	814,898
France	628,788	17,455,411	—	18,084,199
Germany	—	2,430,928	—	2,430,928
Hong Kong	—	21,317,344	—	21,317,344
Japan	—	61,894,927	—	61,894,927
Netherlands	—	3,478,822	—	3,478,822
Singapore	—	11,780,545	—	11,780,545
Sweden	—	2,612,985	—	2,612,985
Switzerland	—	1,522,104	—	1,522,104
United Kingdom	924,601	16,731,562	—	17,656,163
United States	135,019,815	—	—	135,019,815
Total Common Stock	139,505,110	158,970,687	—	298,475,797
Short-Term Investments	4,924,127	—	—	4,924,127
Total Investments, at fair value	$144,429,237	$158,970,687	$—	$303,399,924

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$465	$—	$465
Total Assets	$144,429,237	$158,971,152	$—	$303,400,389

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Clarion Global Real Estate Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Japanese Yen	6,819,859	Sell	01/06/14	$65,090	$64,761	$329
Brown Brothers Harriman & Co.	Japanese Yen	11,389,790	Sell	01/07/14	108,294	108,158	136
							$465

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$465
Total Asset Derivatives		$465

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(78,264)
Total	$(78,264)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$286
Total	$286

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 100.2%
		Consumer Discretionary: 21.2%
270,368		CST Brands, Inc.	$9,927,913	0.8
127,894	@	Dollar General Corp.	7,714,566	0.6
241,029		Foot Locker, Inc.	9,988,242	0.8
153,572	@	G-III Apparel Group Ltd.	11,332,078	0.9
136,432		Harley-Davidson, Inc.	9,446,552	0.8
127,390		Harman International Industries, Inc.	10,426,872	0.9
123,301	@	Jarden Corp.	7,564,516	0.6
258,314		Johnson Controls, Inc.	13,251,508	1.1
106,752		McGraw-Hill Cos., Inc.	8,348,006	0.7
202,116	@	Tenneco, Inc.	11,433,702	0.9
174,531		Time Warner, Inc.	12,168,301	1.0
4,307,251		Other Securities	147,194,496	12.1
			258,796,752	21.2

		Consumer Staples: 4.9%
474,895		Archer-Daniels-Midland Co.	20,610,443	1.7
125,800		Bunge Ltd.	10,329,438	0.8
402,521		Kroger Co.	15,911,655	1.3
290,221		Other Securities(a)	13,075,124	1.1
			59,926,660	4.9

		Energy: 4.8%
1,372,235		Other Securities	58,929,854	4.8

		Financials: 14.5%
51,408	@	Altisource Portfolio Solutions SA	8,154,851	0.7
87,200		Ameriprise Financial, Inc.	10,032,360	0.8
32,263		Blackrock, Inc.	10,210,272	0.8
406,820		Blackstone Group LP	12,814,830	1.1
903,827		Huntington Bancshares, Inc.	8,721,930	0.7
222,364		Invesco Ltd.	8,094,050	0.7
329,966		SLM Corp.	8,671,506	0.7
4,518,639		Other Securities(a)	110,414,963	9.0
			177,114,762	14.5

		Health Care: 11.9%
61,516	@	Actavis PLC	10,334,688	0.9
1,169,215	@	Boston Scientific Corp.	14,053,964	1.2
189,310	@	HCA Holdings, Inc.	9,031,980	0.7
97,009	@	Jazz Pharmaceuticals PLC	12,277,459	1.0
67,857		Thermo Fisher Scientific, Inc.	7,555,877	0.6
88,679	@	United Therapeutics Corp.	10,027,821	0.8
82,396	@	Valeant Pharmaceuticals International, Inc.	9,666,453	0.8
1,232,943		Other Securities	72,625,865	5.9
			145,574,107	11.9

		Industrials: 16.4%
335,921		Delta Airlines, Inc.	9,227,750	0.8

COMMON STOCK: (continued)
		Industrials: (continued)
97,297		Dun & Bradstreet Corp.	$11,943,207	1.0
93,401		Fluor Corp.	7,499,166	0.6
139,888		Generac Holdings, Inc.	7,923,256	0.6
179,420		Ingersoll-Rand PLC — Class A	11,052,272	0.9
130,222	@	Jacobs Engineering Group, Inc.	8,202,684	0.7
134,072		Manpower, Inc.	11,511,422	0.9
199,736	@	Spirit Airlines, Inc.	9,070,012	0.7
50,600	@, X	Uzel Makina Sanayii AS	—	—
2,445,069		Other Securities	124,342,628	10.2
			200,772,397	16.4

		Information Technology: 21.3%
52,305	@	Alliance Data Systems Corp.	13,752,554	1.1
178,895	@	Arrow Electronics, Inc.	9,705,054	0.8
331,700	@	Electronic Arts, Inc.	7,609,198	0.6
256,778	@	Euronet Worldwide, Inc.	12,286,827	1.0
237,607		Fidelity National Information Services, Inc.	12,754,744	1.0
219,832	@	Fiserv, Inc.	12,981,080	1.1
80,168	@	FleetCor Technologies, Inc.	9,393,284	0.8
149,141		Global Payments, Inc.	9,692,674	0.8
251,049	@	NXP Semiconductor NV	11,530,681	0.9
497,771	@	Sapient Corp.	8,641,304	0.7
427,840	@	Skyworks Solutions, Inc.	12,219,110	1.0
226,703		TE Connectivity Ltd.	12,493,602	1.0
319,743		Total System Services, Inc.	10,641,047	0.9
5,120,853		Other Securities(a)	116,721,885	9.6
			260,423,044	21.3

		Materials: 4.5%
307,465	@	Boise Cascade Co.	9,064,068	0.8
1,799,159		Other Securities(a)	45,380,082	3.7
			54,444,150	4.5

		Telecommunication Services: 0.1%
28,997		Other Securities	747,543	0.1

		Utilities: 0.6%
96,429		Other Securities	7,050,414	0.6

		Total Common Stock (Cost $980,057,888)	1,223,779,683	100.2

PREFERRED STOCK: 0.2%
		Financials: 0.2%
1,100	#, @, P	Ally Financial, Inc.	1,056,103	0.1
61,456		Other Securities	1,643,334	0.1

		Total Preferred Stock (Cost $2,077,970)	2,699,437	0.2

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

WARRANTS: 0.0%
	Energy: 0.0%
22,657	Other Securities	$175	0.0

	Total Warrants (Cost $—)	175	0.0

	Total Long-Term Investments (Cost $982,135,858)	1,226,479,295	100.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateralcc(1): 0.6%
1,640,996	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,640,998, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,673,816, due 12/15/15–08/15/53)	1,640,996	0.1
1,640,996	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,640,999, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,673,816, due 04/30/15–03/01/48)	1,640,996	0.2
1,640,996	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,640,999, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $1,673,816, due 01/24/14–02/01/47)	1,640,996	0.2
1,640,996	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,640,997, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,673,816, due 06/01/17–09/01/44)	1,640,996	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
345,466	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $345,466, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $352,375, due 01/23/14–08/15/23)	$345,466	0.0
		6,909,450	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
222,780	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $222,780)	222,780	0.0

	Total Short-Term Investments (Cost $7,132,230)	7,132,230	0.6

	Total Investments in Securities (Cost $989,268,088)	$1,233,611,525	101.0
	Liabilities in Excess of Other Assets	(11,660,132)	(1.0)
	Net Assets	$1,221,951,393	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $992,643,054.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$250,123,132
Gross Unrealized Depreciation	(9,154,661)
Net Unrealized Appreciation	$240,968,471

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$255,803,474	$2,993,278	$—	$258,796,752
Consumer Staples	59,472,401	454,259	—	59,926,660
Energy	58,929,854	—	—	58,929,854
Financials	165,038,327	12,076,435	—	177,114,762
Health Care	145,574,107	—	—	145,574,107
Industrials	199,891,794	880,603	—	200,772,397
Information Technology	259,206,522	1,216,522	—	260,423,044
Materials	54,444,150	—	—	54,444,150
Telecommunication Services	747,543	—	—	747,543
Utilities	7,050,414	—	—	7,050,414
Total Common Stock	1,206,158,586	17,621,097	—	1,223,779,683
Preferred Stock	—	2,699,437	—	2,699,437
Warrants	—	175	—	175
Short-Term Investments	222,780	6,909,450	—	7,132,230
Total Investments, at fair value	$1,206,381,366	$27,230,159	$—	$1,233,611,525
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,010	—	1,010
Total Assets	$1,206,381,366	$27,231,169	$—	$1,233,612,535

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING FMR(SM) Diversified Mid Cap Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Japanese Yen	27,324,975	Sell	01/07/14	$260,488	$259,478	$1,010
							$1,010

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,010
Total Asset Derivatives		$1,010

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$41,565
Total	$41,565

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,010
Total	$1,010

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Canada: 12.6%
270,700		Barrick Gold Corp.	$4,772,441	0.7
730,500		Canadian Natural Resources Ltd.	24,720,120	3.5
326,200	@	Dominion Diamond Corp.	4,673,819	0.6
429,594		GoldCorp, Inc.	9,309,302	1.3
217,700	@	MEG Energy Corp.	6,273,285	0.9
398,700		Suncor Energy, Inc.	13,974,435	2.0
243,596		Teck Cominco Ltd. — Class B	6,335,932	0.9
2,293,130		Other Securities	19,430,474	2.7
			89,489,808	12.6

		China: 0.2%
2,202,000		Other Securities	1,345,142	0.2

		France: 1.0%
72,311		Technip S.A.	6,960,734	1.0

		Netherlands: 1.8%
71,300		LyondellBasell Industries NV — Class A	5,723,964	0.8
102,242		Royal Dutch Shell PLC — Class A ADR	7,286,787	1.0
			13,010,751	1.8

		Norway: 0.9%
279,500		Statoil ASA ADR	6,744,335	0.9

		Russia: 0.3%
40,897		Other Securities	1,840,365	0.3

		United Kingdom: 3.3%
253,200		Noble Corp. PLC	9,487,404	1.3
65,587		Randgold Resources Ltd. ADR	4,119,520	0.6
171,402		Rio Tinto PLC	9,685,917	1.4
			23,292,841	3.3

		United States: 77.4%
304,500		Anadarko Petroleum Corp.	24,152,940	3.4
89,677	@	Antero Resources Corp.	5,689,109	0.8
488,100	@	Basic Energy Services, Inc.	7,702,218	1.1
108,800		Celanese Corp.	6,017,728	0.8
26,700		CF Industries Holdings, Inc.	6,222,168	0.9
334,779		Chevron Corp.	41,817,245	5.9
70,000		Cimarex Energy Co.	7,343,700	1.0
477,100	@	Cobalt International Energy, Inc.	7,848,295	1.1
64,500	@	Concho Resources, Inc.	6,966,000	1.0
272,800		ConocoPhillips	19,273,320	2.7
302,400		Consol Energy, Inc.	11,503,296	1.6
154,400		EOG Resources, Inc.	25,914,496	3.6
655,658		ExxonMobil Corp.	66,352,589	9.3

COMMON STOCK: (continued)
		United States: (continued)
208,100	@	Forum Energy Technologies, Inc.	$5,880,906	0.8
615,978		Freeport-McMoRan Copper & Gold, Inc.	23,247,010	3.3
508,028		Halliburton Co.	25,782,421	3.6
142,400		Hess Corp.	11,819,200	1.7
135,700		International Paper Co.	6,653,371	0.9
170,500	@	Laredo Petroleum Holdings, Inc.	4,721,145	0.7
246,700	@	Louisiana-Pacific Corp.	4,566,417	0.6
74,700		Marathon Petroleum Corp.	6,852,231	1.0
257,800	@	Newfield Exploration Co.	6,349,614	0.9
427,300		Occidental Petroleum Corp.	40,636,230	5.7
309,800		Patterson-UTI Energy, Inc.	7,844,136	1.1
273,200		Phillips 66	21,071,916	2.9
27,700		Pioneer Natural Resources Co.	5,098,739	0.7
134,100		Range Resources Corp.	11,305,971	1.6
225,200	@	Rowan Companies PLC	7,963,072	1.1
101,700		Royal Gold, Inc.	4,685,319	0.6
566,425		Schlumberger Ltd.	51,040,557	7.2
297,300	@	Southwestern Energy Co.	11,692,809	1.6
317,900		Superior Energy Services	8,459,319	1.2
120,700		Tesoro Corp.	7,060,950	1.0
24,500		Union Pacific Corp.	4,116,000	0.6
166,000	@	Unit Corp.	8,568,920	1.2
83,700		Valero Energy Corp.	4,218,480	0.6
1,865,985		Other Securities(a)	25,504,622	3.6
			551,942,459	77.4

		Total Common Stock (Cost $609,098,382)	694,626,435	97.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
		Securities Lending Collateralcc(1): 0.5%
1,000,000		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%–9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14–01/01/44)	1,000,000	0.2

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15–08/15/53)	$1,000,000	0.1
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14–04/15/30)	1,000,000	0.1
454,857	UBS AG, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $454,857, collateralized by various U.S. Government Securities, 0.000%–4.750%, Market Value plus accrued interest $463,954, due 02/15/14–11/15/43)	454,857	0.1
		3,454,857	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
12,343,031	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $12,343,031)	12,343,031	1.7

	Total Short-Term Investments (Cost $15,797,888)	15,797,888	2.2
	Total Investments in Securities (Cost $624,896,270)	$710,424,323	99.7
	Assets in Excess of Other Liabilities	2,493,037	0.3
	Net Assets	$712,917,360	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $635,117,435.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$115,645,729
Gross Unrealized Depreciation	(40,338,841)
Net Unrealized Appreciation	$75,306,888

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.5%
Oil & Gas Exploration & Production	17.6
Oil & Gas Equipment & Services	16.6
Materials	5.0
Diversified Metals & Mining	4.8
Oil & Gas Refining & Marketing	4.5
Oil & Gas	3.7
Oil & Gas Drilling	3.6
Energy	3.5
Gold	3.0
Coal & Consumable Fuels	1.8
Oil & Gas Services	1.6
Paper Products	1.3
Chemicals	0.8
Mining	0.7
Retail	0.6
Industrials	0.6
Precious Metals & Minerals	0.5
Oil & Gas Storage & Transportation	0.4
Fertilizers & Agricultural Chemicals	0.4
Short-Term Investments	2.2
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Canada	$89,489,808	$—	$—	$89,489,808
China	—	1,345,142	—	1,345,142
France	—	6,960,734	—	6,960,734
Netherlands	13,010,751	—	—	13,010,751
Norway	6,744,335	—	—	6,744,335
Russia	1,840,365	—	—	1,840,365
United Kingdom	9,487,404	13,805,437	—	23,292,841
United States	551,942,459	—	—	551,942,459
Total Common Stock	672,515,122	22,111,313	—	694,626,435
Short-Term Investments	12,343,031	3,454,857	—	15,797,888
Total Investments, at fair value	$684,858,153	$25,566,170	$—	$710,424,323

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%
		Consumer Discretionary: 12.3%
174,242		ADT Corp.	$7,051,574	1.1
262,541		Carnival Corp.	10,546,272	1.6
263,677		Comcast Corp. — Class A	13,701,975	2.1
229,526	@	General Motors Co.	9,380,728	1.4
82,037		Time Warner Cable, Inc.	11,116,013	1.7
61,879		Time Warner, Inc.	4,314,204	0.6
180,923		Viacom — Class B	15,801,815	2.4
262,370		Other Securities	9,172,319	1.4
			81,084,900	12.3

		Consumer Staples: 8.5%
185,654		Archer-Daniels-Midland Co.	8,057,384	1.2
754,095		Avon Products, Inc.	12,985,516	2.0
349,458		Mondelez International, Inc.	12,335,867	1.9
130,216		Procter & Gamble Co.	10,600,884	1.6
201,291		Sysco Corp.	7,266,605	1.1
123,081		Other Securities	4,951,549	0.7
			56,197,805	8.5

		Energy: 9.8%
81,661		Apache Corp.	7,017,946	1.1
156,720		Baker Hughes, Inc.	8,660,347	1.3
239,283		Canadian Natural Resources Ltd.	8,095,864	1.2
82,866		Occidental Petroleum Corp.	7,880,557	1.2
364,055	@	Royal Dutch Shell PLC — Class A	13,047,169	2.0
167,449	@, L	Total S.A.	10,277,968	1.6
139,522		Other Securities	9,138,696	1.4
			64,118,547	9.8

		Financials: 27.5%
188,658		BB&T Corp.	7,040,716	1.1
434,798		Charles Schwab Corp.	11,304,748	1.7
459,363		Citigroup, Inc.	23,937,406	3.6
153,998		Comerica, Inc.	7,321,065	1.1
35,922		Goldman Sachs Group, Inc.	6,367,534	1.0
516,985		JPMorgan Chase & Co.	30,233,283	4.6
260,905		Marsh & McLennan Cos., Inc.	12,617,366	1.9
512,760		Morgan Stanley	16,080,154	2.5
108,702		Northern Trust Corp.	6,727,567	1.0
158,708		PNC Financial Services Group, Inc.	12,312,567	1.9
96,244		State Street Corp.	7,063,347	1.1
173,541		Wells Fargo & Co.	7,878,761	1.2
949,389		Other Securities	32,006,171	4.8
			180,890,685	27.5

COMMON STOCK: (continued)
		Health Care: 12.6%
93,126		Amgen, Inc.	$10,631,264	1.6
136,970		Bristol-Myers Squibb Co.	7,279,956	1.1
180,127		Medtronic, Inc.	10,337,489	1.6
229,984		Merck & Co., Inc.	11,510,699	1.8
9,543		Novartis AG ADR	767,066	0.1
107,426		Novartis AG	8,610,127	1.3
247,094		Pfizer, Inc.	7,568,489	1.2
86,458		UnitedHealth Group, Inc.	6,510,287	1.0
85,097		WellPoint, Inc.	7,862,112	1.2
178,174		Other Securities	11,495,174	1.7
			82,572,663	12.6

		Industrials: 7.4%
243,836		CSX Corp.	7,015,162	1.1
571,145		General Electric Co.	16,009,194	2.4
109,159	@	Ingersoll-Rand PLC — Class A	6,724,194	1.0
289,271	@	Tyco International Ltd.	11,871,682	1.8
91,092		Other Securities	6,835,056	1.1
			48,455,288	7.4

		Information Technology: 12.3%
211,350	@	Adobe Systems, Inc.	12,655,638	1.9
194,382	@	Amdocs Ltd.	8,016,314	1.2
754,968		Applied Materials, Inc.	13,355,384	2.0
433,997		Corning, Inc.	7,733,826	1.2
273,338	@	eBay, Inc.	15,003,523	2.3
194,161		Microsoft Corp.	7,267,446	1.1
391,239		Symantec Corp.	9,225,415	1.4
161,058		Texas Instruments, Inc.	7,072,057	1.1
22,655		Other Securities	671,721	0.1
			81,001,324	12.3

		Materials: 2.8%
208,616		Dow Chemical Co.	9,262,550	1.4
136,964		Other Securities	9,389,815	1.4
			18,652,365	2.8

		Telecommunication Services: 2.3%
305,933		Vodafone Group PLC ADR	12,026,226	1.8
63,941		Other Securities	3,142,061	0.5
			15,168,287	2.3

		Utilities: 1.6%
221,984		Other Securities	10,240,783	1.6

		Total Common Stock (Cost $435,896,319)	638,382,647	97.1

See Accompanying Notes to Financial Statements

ING INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc(1): 0.7%
1,073,866	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,073,867, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,095,343, due 12/15/15–08/15/53)	$1,073,866	0.2
1,073,866	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,073,868, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,095,343, due 04/30/15–03/01/48)	1,073,866	0.1
1,073,866	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,073,868, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $1,095,344, due 01/24/14–02/01/47)	1,073,866	0.2
1,073,866	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,073,867, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,095,343, due 06/01/17–09/01/44)	1,073,866	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
226,072	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $226,072, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $230,594, due 01/23/14–08/15/23)	$226,072	0.0
		4,521,536	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
20,628,330	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $20,628,330)	20,628,330	3.1

	Total Short-Term Investments (Cost $25,149,866)	25,149,866	3.8

	Total Investments in Securities (Cost $461,046,185)	$663,532,513	100.9
	Liabilities in Excess of Other Assets	(6,016,701)	(0.9)
	Net Assets	$657,515,812	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $462,204,999.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$207,812,073
Gross Unrealized Depreciation	(6,484,559)
Net Unrealized Appreciation	$201,327,514

See Accompanying Notes to Financial Statements

ING INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$81,084,900	$—	$—	$81,084,900
Consumer Staples	56,197,805	—	—	56,197,805
Energy	40,793,410	23,325,137	—	64,118,547
Financials	180,890,685	—	—	180,890,685
Health Care	73,962,536	8,610,127	—	82,572,663
Industrials	48,455,288	—	—	48,455,288
Information Technology	81,001,324	—	—	81,001,324
Materials	18,652,365	—	—	18,652,365
Telecommunication Services	15,168,287	—	—	15,168,287
Utilities	10,240,783	—	—	10,240,783
Total Common Stock	606,447,383	31,935,264	—	638,382,647
Short-Term Investments	20,628,330	4,521,536	—	25,149,866
Total Investments, at fair value	$627,075,713	$36,456,800	$—	$663,532,513
Other Financial Instruments+
Forward Foreign Currency Contracts	—	20,458	—	20,458
Total Assets	$627,075,713	$36,477,258	$—	$663,552,971
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(463,659)	$—	$(463,659)
Total Liabilities	$—	$(463,659)	$—	$(463,659)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Invesco Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Israeli New Shekel	8,959,867	Buy	01/10/14	$2,559,743	$2,580,201	$20,458
							$20,458

The Bank of New York Mellon Corp.	British Pound	3,225,000	Sell	01/10/14	$5,292,580	$5,340,182	$(47,602)
The Bank of New York Mellon Corp.	EU Euro	2,240,180	Sell	01/10/14	3,042,971	3,081,816	(38,845)
The Bank of New York Mellon Corp.	Swiss Franc	3,113,063	Sell	01/10/14	3,442,245	3,489,973	(47,728)
The Bank of New York Mellon Corp.	Canadian Dollar	5,120,942	Sell	01/10/14	4,802,174	4,819,865	(17,691)
State Street Bank	Swiss Franc	3,133,268	Sell	01/10/14	3,463,859	3,512,625	(48,766)
State Street Bank	British Pound	7,203,520	Sell	01/10/14	11,814,529	11,928,095	(113,566)
State Street Bank	Canadian Dollar	4,561,202	Sell	01/10/14	4,277,116	4,293,034	(15,918)
State Street Bank	Israeli New Shekel	8,959,867	Sell	01/10/14	2,543,754	2,580,200	(36,446)
State Street Bank	EU Euro	5,403,260	Sell	01/10/14	7,336,168	7,433,265	(97,097)
							$(463,659)

See Accompanying Notes to Financial Statements

ING INVESCO GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$20,458
Total Asset Derivatives		$20,458

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$463,659
Total Liability Derivatives		$463,659

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,106
Total	$1,106

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(162,996)
Total	$(162,996)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	State Street Bank	The Bank of New York Mellon Corp.	Totals
Assets:
Forward foreign currency contracts	$20,458	$—	$20,458
Total Assets	$20,458	$—	$20,458
Liabilities:
Forward foreign currency contracts	$311,793	$151,866	$463,659
Total Liabilities	$311,793	$151,866	$463,659

Net OTC derivative instruments by counterparty, at fair value	$(291,335)	$(151,866)	$(443,201)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(291,335)	$(151,866)	$(443,201)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Brazil: 9.7%
1,601,155		AMBEV SA ADR	$11,768,489	1.5
1,272,140		CCR SA	9,581,828	1.2
307,353		Cielo SA	8,552,601	1.1
635,892		Itau Unibanco Holding S.A.	8,449,810	1.1
500,290		Ultrapar Participacoes SA	11,864,459	1.5
800,051		Vale SA ADR	11,208,715	1.5
2,105,690		Other Securities	14,222,810	1.8
			75,648,712	9.7

		China: 8.8%
61,300	@	Baidu.com ADR	10,904,044	1.4
739,500		China Mobile Ltd.	7,702,873	1.0
3,451,500		China Shenhua Energy Co., Ltd.	10,923,180	1.4
7,356,000		CNOOC Ltd.	13,680,525	1.8
6,212,500		Sun Art Retail Group Ltd.	8,773,777	1.1
140,100		Tencent Holdings Ltd.	8,970,249	1.1
932,000		Tsingtao Brewery Co., Ltd.	7,898,104	1.0
			68,852,752	8.8

		Colombia: 1.3%
569,100		Pacific Rubiales Energy Corp.	9,825,648	1.3

		Hong Kong: 4.4%
4,441,200		AIA Group Ltd.	22,354,726	2.9
221,200	@	Jardine Matheson Holdings Ltd.	11,681,572	1.5
			34,036,298	4.4

		India: 16.1%
570,620		HDFC Bank Ltd. ADR	19,652,153	2.5
1,310,685		Housing Development Finance Corp.	16,875,817	2.2
232,954		Infosys Ltd. ADR	13,185,197	1.7
3,012,390		ITC Ltd.	15,686,446	2.0
461,480		Larsen & Toubro Ltd.	8,003,819	1.0
570,536		Tata Consultancy Services Ltd.	20,052,108	2.6
4,051,210		Other Securities	32,145,941	4.1
			125,601,481	16.1

		Indonesia: 4.0%
20,077,500		Astra International Tbk PT	11,244,481	1.5
19,945,000		Bank Rakyat Indonesia	11,921,538	1.5
6,793,000		Semen Gresik Persero Tbk PT	7,921,349	1.0
			31,087,368	4.0

		Italy: 1.8%
316,457	L	Tenaris S.A. ADR	13,826,006	1.8

		Macau: 3.3%
1,674,800		Sands China Ltd.	13,725,547	1.7
2,685,200		Wynn Macau Ltd.	12,205,954	1.6
			25,931,501	3.3

COMMON STOCK: (continued)
		Malaysia: 1.1%
1,416,100		Public Bank BHD	$8,394,126	1.1

		Mexico: 2.9%
2,711,800		Fibra Uno Administracion SA de CV	8,685,902	1.1
3,736,562		Other Securities	14,307,030	1.8
			22,992,932	2.9

		Panama: 0.5%
26,400		Other Securities	4,226,904	0.5

		Peru: 1.5%
85,700		Credicorp Ltd.	11,374,961	1.5

		Poland: 0.5%
258,873		Other Securities	4,092,252	0.5

		Russia: 5.2%
172,730		Magnit OJSC GDR	11,472,391	1.5
968,820		Mobile Telesystems OJSC	9,702,233	1.2
3,799,806		Sberbank	11,726,013	1.5
342,200		Other Securities(a)	8,091,990	1.0
			40,992,627	5.2

		South Africa: 14.5%
601,500		Bidvest Group Ltd.	15,409,432	2.0
3,377,290	L	FirstRand Ltd.	11,573,731	1.5
529,100		Mr Price Group Ltd.	8,269,699	1.1
819,642		MTN Group Ltd.	16,975,930	2.2
695,094		Remgro Ltd.	13,787,783	1.8
826,419	L	Shoprite Holdings Ltd.	12,941,201	1.6
1,665,000		Woolworths Holdings Ltd./South Africa	11,865,212	1.5
1,075,483		Other Securities(a)	22,092,399	2.8
			112,915,387	14.5

		South Korea: 6.7%
30,624	@	Hyundai Mobis	8,525,842	1.1
94,747		Hyundai Motor Co.	21,267,549	2.7
17,481		Samsung Electronics Co., Ltd.	22,778,570	2.9
			52,571,961	6.7

		Taiwan: 5.8%
2,908,200		Delta Electronics, Inc.	16,653,775	2.1
1,431,000		President Chain Store Corp.	9,935,480	1.3
1,500,223		Taiwan Semiconductor Manufacturing Co., Ltd.	5,297,227	0.7
778,366		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,574,703	1.7
			45,461,185	5.8

		Thailand: 4.3%
1,866,600		Kasikornbank PCL	8,922,413	1.1
2,043,200		Siam Commercial Bank PCL	8,980,558	1.2

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Thailand: (continued)
3,108,800		Total Access Communication PCL	$9,217,057	1.2
1,021,800		Other Securities	6,231,517	0.8
			33,351,545	4.3

		Turkey: 2.5%
2,376,054		Turkiye Garanti Bankasi A/S	7,702,063	1.0
2,294,314		Other Securities	11,883,351	1.5
			19,585,414	2.5

		United Kingdom: 3.2%
278,910		SABMiller PLC	14,356,986	1.9
459,500	@	Standard Chartered PLC	10,378,757	1.3
			24,735,743	3.2

		Total Common Stock (Cost $679,092,775)	765,504,803	98.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.3%
	Securities Lending Collateralcc(1): 1.3%
2,353,718	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,353,722, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%–9.875%, Market Value plus accrued interest $2,400,797, due 01/31/14–01/01/44)	2,353,718	0.3
495,514	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $495,514, collateralized by various U.S. Government Securities, 0.000%–4.750%, Market Value plus accrued interest $505,424, due 05/15/14–08/15/43)	495,514	0.1
2,353,718	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,353,719, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $2,400,792, due 01/15/14–05/01/51)	2,353,718	0.3

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,353,718	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,353,721, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $2,400,792, due 12/15/15–08/15/53)	$2,353,718	0.3
2,353,718	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,353,721, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $2,400,797, due 03/28/14–04/15/30)	2,353,718	0.3
		9,910,386	1.3

	Total Short-Term Investments (Cost $9,910,386)	9,910,386	1.3
	Total Investments in Securities (Cost $689,003,161)	$775,415,189	99.4
	Assets in Excess of Other Liabilities	4,780,147	0.6
	Net Assets	$780,195,336	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $691,797,687.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$123,432,954
Gross Unrealized Depreciation	(39,815,452)
Net Unrealized Appreciation	$83,617,502

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	26.0%
Information Technology	15.3
Consumer Staples	13.9
Consumer Discretionary	13.2
Industrials	9.3
Energy	8.3
Telecommunication Services	6.4
Materials	5.7
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Brazil	$75,648,712	$—	$—	$75,648,712
China	10,904,044	57,948,708	—	68,852,752
Colombia	9,825,648	—	—	9,825,648
Hong Kong	11,681,572	22,354,726	—	34,036,298
India	32,837,350	92,764,131	—	125,601,481
Indonesia	—	31,087,368	—	31,087,368
Italy	13,826,006	—	—	13,826,006
Macau	—	25,931,501	—	25,931,501
Malaysia	—	8,394,126	—	8,394,126
Mexico	22,992,932	—	—	22,992,932
Panama	4,226,904	—	—	4,226,904
Peru	11,374,961	—	—	11,374,961
Poland	—	4,092,252	—	4,092,252
Russia	8,091,990	32,900,637	—	40,992,627
South Africa	3,739,747	109,175,640	—	112,915,387
South Korea	—	52,571,961	—	52,571,961
Taiwan	13,574,703	31,886,482	—	45,461,185
Thailand	—	33,351,545	—	33,351,545
Turkey	—	19,585,414	—	19,585,414
United Kingdom	—	24,735,743	—	24,735,743
Total Common Stock	218,724,569	546,780,234	—	765,504,803
Short-Term Investments	—	9,910,386	—	9,910,386
Total Investments, at fair value	$218,724,569	$556,690,620	$—	$775,415,189

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

ASSET BACKED COMMERCIAL PAPER: 20.2%
22,750,000		Concord Minutemen Capital Co., 0.220%, due 04/02/14	$22,737,349	2.0
27,000,000		Concord Minutemen Capital Co., 0.300%, due 04/01/14	26,979,750	2.4
22,750,000		Crown Point Capital Co., 0.220%, due 04/02/14	22,737,348	2.0
27,000,000		Crown Point Capital Co., 0.300%, due 04/01/14	26,979,750	2.4
39,500,000		Jupiter Securitization Company LLC, 0.282%, due 07/01/14	39,444,192	3.5
10,000,000		Jupiter Securitization Company LLC, 0.301%, due 06/06/14	9,987,000	0.9
2,750,000		Old Line Funding LLC, 0.160%, due 01/03/14	2,749,976	0.2
9,500,000		Old Line Funding LLC, 0.230%, due 06/05/14	9,490,592	0.8
17,500,000		Old Line Funding LLC, 0.240%, due 04/01/14	17,489,500	1.6
1,500,000		Thunder Bay Funding LLC, 0.170%, due 03/25/14	1,499,412	0.1
24,100,000		Thunder Bay Funding LLC, 0.190%, due 04/03/14	24,088,298	2.1
10,750,000		Thunder Bay Funding LLC, 0.200%, due 04/01/14	10,744,625	1.0
13,475,000		Thunder Bay Funding LLC, 0.240%, due 04/01/14	13,466,915	1.2

		Total Asset Backed Commercial Paper (Cost $228,394,707)	228,394,707	20.2

CERTIFICATES OF DEPOSIT: 7.0%
18,000,000	#	Australia & New Zealand Banking Group Ltd., 0.338%, due 01/18/14	18,000,000	1.6
2,145,000		Nordea Bank Finland NY, 0.250%, due 01/06/14	2,145,038	0.2
20,000,000	#	Old Line Funding LLC, 0.214%, due 01/04/14	20,000,000	1.8
11,000,000		Standard Chartered Bank, 0.500%, due 01/02/15	11,000,000	1.0
5,750,000		Svenska Handelsbanken NY, 0.180%, due 04/04/14	5,750,000	0.5
17,250,000		Svenska Handelsbanken NY, 0.240%, due 01/03/14	17,250,000	1.5
2,525,000		Toronto Dominion Bank NY, 0.550%, due 09/18/14	2,528,799	0.2
2,100,000		Toronto Dominion Bank NY, 0.550%, due 09/18/14	2,103,158	0.2

		Total Certificates of Deposit (Cost $78,776,995)	78,776,995	7.0

FINANCIAL COMPANY COMMERCIAL PAPER: 18.9%
7,250,000		BNP Paribas Finance, Inc., 0.110%, due 01/03/14	$7,249,956	0.6
39,750,000		BNP Paribas Finance, Inc., 0.170%, due 01/31/14	39,744,369	3.5
21,500,000		Caterpillar Financial Services Corp., 0.180%, due 01/06/14	21,499,462	1.9
30,750,000		Commonwealth Bank of Australia, 0.160%, due 01/02/14	30,749,863	2.7
564,000		Deutsche Bank, 0.401%, due 01/29/14	563,825	0.1
24,000,000		Nordea Bank AB, 0.117%, due 01/03/14	23,999,844	2.1
21,250,000		Standard Chartered Bank HK, 0.325%, due 01/03/14	21,249,617	1.9
15,250,000		Standard Chartered Bank, 0.170%, due 01/03/14	15,249,856	1.4
41,975,000		Toronto Dominion Bank Ltd., 0.220%, due 01/03/14	41,974,565	3.7
620,000		Westpac Banking Group, 0.220%, due 03/19/14	619,708	0.1
10,450,000		Westpac Banking Group, 0.257%, due 04/02/14	10,443,213	0.9

		Total Financial Company Commercial Paper (Cost $213,344,278)	213,344,278	18.9

GOVERNMENT AGENCY DEBT: 9.0%
3,250,000		Federal Home Loan Bank Discount Notes, 0.025%, due 01/10/14	3,249,980	0.3
35,400,000		Federal Home Loan Bank Discount Notes, 0.055%, due 02/19/14	35,397,350	3.1
39,000,000		Federal Home Loan Bank Discount Notes, 0.060%, due 02/11/14	38,997,335	3.5
24,000,000		Freddie Mac Discount Notes, 0.072%, due 02/03/14	23,998,416	2.1

		Total Government Agency Debt (Cost $101,643,081)	101,643,081	9.0

GOVERNMENT AGENCY REPURCHASE AGREEMENT: 12.3%
39,339,000		Deutsche Bank, dated 12/31/13, 0.020%, due 01/02/14, $39,339,044 to be received upon repurchase (Collateralized by $44,076,000, various U.S. Govt. Agency Obligations, 0.000%–3.060%, Market Value plus accrued interest $40,126,222 due 2/26/14–7/15/29)	39,339,000	3.5

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

GOVERNMENT AGENCY REPURCHASE AGREEMENT: (continued)
100,000,000		Goldman Sachs, dated 12/31/13, 0.001%, due 01/02/14, $100,000,006 to be received upon repurchase (Collateralized by $106,161,000, Fed. Farm Credit Bank, 0.185%–3.24%, Market Value plus accrued interest $102,000,840 due 02/13/15–12/27/32)	$100,000,000	8.8

		Total Government Agency Repurchase Agreement (Cost $139,339,000)	139,339,000	12.3

OTHER COMMERCIAL PAPER: 4.4%
3,250,000	#	American Honda Finance, 1.850%, due 09/19/14	3,284,404	0.3
10,250,000		Cargill Global Fund PLC, 0.080%, due 01/02/14	10,249,977	0.9
22,000,000		Cargill Global Fund PLC, 0.080%, due 01/03/14	21,999,902	1.9
14,750,000		Toyota Motor Credit Corp., 0.230%, due 01/03/14	14,749,812	1.3

		Total Other Commercial Paper (Cost $50,284,095)	50,284,095	4.4

OTHER INSTRUMENT: 3.1%
34,800,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, due 01/02/14	34,800,000	3.1

		Total Other Instrument (Cost $34,800,000)	34,800,000	3.1

OTHER NOTE: 17.9%
16,000,000		American Honda Finance, 0.242%, due 03/12/14	16,000,000	1.4
4,500,000	#	American Honda Finance, 0.288%, due 01/17/14	4,500,000	0.4
7,250,000		BHP Billiton Finance USA Ltd., 5.500%, due 04/01/14	7,344,926	0.7
1,000,000		Caterpillar Financial Services Corp., 0.538%, due 01/02/14	1,000,840	0.1
500,000		Caterpillar, Inc., 1.375%, due 05/27/14	502,201	0.1
9,350,000	#	Commonwealth Bank of Australia, 0.984%, due 03/17/14	9,364,855	0.8
860,000	#	Commonwealth Bank of Australia, 2.125%, due 03/17/14	863,095	0.1

OTHER NOTE: (continued)
500,000		General Electric Capital Corp., 4.750%, due 09/15/14	$514,844	0.1
2,750,000		JPMorgan Chase Bank NA, 0.331%, due 01/22/14	2,747,336	0.3
11,500,000		JPMorgan Chase Bank NA, 0.356%, due 01/22/14	11,500,000	1.0
6,750,000	#	Rabobank Nederland, 4.200%, due 05/13/14	6,842,269	0.6
24,000,000	#	Royal Bank of Canada, 0.408%, due 01/02/14	24,000,000	2.1
24,000,000		Svenska Handelsbanken AB, 0.386%, due 01/04/14	24,000,000	2.1
9,500,000		Toyota Motor Credit Corp., 0.264%, due 03/11/14	9,500,000	0.8
14,000,000		Toyota Motor Credit Corp., 0.289%, due 02/24/14	14,000,000	1.2
300,000		Toyota Motor Credit Corp., 0.403%, due 01/27/14	300,045	0.0
4,835,000		Toyota Motor Credit Corp., 0.678%, due 01/17/14	4,835,856	0.4
2,100,000		Wal-Mart Stores, Inc., 3.200%, due 05/15/14	2,123,348	0.2
36,250,000		Wells Fargo Bank NA, 0.380%, due 03/23/14	36,250,000	3.2
26,500,000		Westpac Banking Corp, 0.533%, due 01/28/14	26,500,000	2.3

		Total Other Note (Cost $202,689,615)	202,689,615	17.9

TREASURY DEBT: 6.5%
13,000,000		United States Treasury Bill, 0.061%, due 03/13/14	12,998,436	1.2
13,000,000		United States Treasury Bill, 0.065%, due 03/20/14	12,998,169	1.1
48,000,000		United States Treasury Bill, 0.079%, due 03/06/14	47,993,231	4.2

		Total Treasury Debt (Cost $73,989,836)	73,989,836	6.5

		Total Investments in Securities (Cost $1,123,261,607)	$1,123,261,607	99.3
		Assets in Excess of Other Liabilities	7,823,852	0.7
		Net Assets	$1,131,085,459	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Government Agency Debt	$—	$101,643,081	$—	$101,643,081
Asset Backed Commercial Paper	—	228,394,707	—	228,394,707
Government Agency Repurchase Agreement	—	139,339,000	—	139,339,000
Treasury Debt	—	73,989,836	—	73,989,836
Other Instrument	34,800,000	—	—	34,800,000
Other Commercial Paper	—	50,284,095	—	50,284,095
Other Note	—	202,689,615	—	202,689,615
Financial Company Commercial Paper	—	213,344,278	—	213,344,278
Certificates of Deposit	—	78,776,995	—	78,776,995
Total Investments, at fair value	$34,800,000	$1,088,461,607	$—	$1,123,261,607

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s government agency repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2013:

Counterparty	Government Agency Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$39,339,000	$(39,339,000)	$—
Goldman Sachs	100,000,000	(100,000,000)	—
Totals	$139,339,000	$(139,339,000)	$—

(1)	Collateral with a fair value of $40,126,222 and $102,000,840, respectively, has been pledged in connection with the above government agency repurchase agreements. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%
		Consumer Discretionary: 30.3%
19,752	@	Amazon.com, Inc.	$7,876,900	1.3
290,795		CBS Corp. — Class B	18,535,273	3.2
54,279		Cie Financiere Richemont SA	5,422,335	0.9
243,669		Comcast Corp. — Class A	12,662,260	2.2
250,604		Gap, Inc.	9,793,604	1.7
133,997	@	Liberty Global PLC — Class A	11,924,393	2.0
58,237	@	Liberty Media Corp.	8,528,809	1.4
189,418	@, L	Lululemon Athletica, Inc.	11,181,345	1.9
17,686	@	Panera Bread Co.	3,124,939	0.5
15,485	@	Priceline.com, Inc.	17,999,764	3.1
75,259		Starbucks Corp.	5,899,553	1.0
233,689		Starwood Hotels & Resorts Worldwide, Inc.	18,566,591	3.2
209,061		TJX Cos., Inc.	13,323,457	2.3
226,243		Walt Disney Co.	17,284,965	2.9
82,304		Wynn Resorts Ltd.	15,984,260	2.7
			178,108,448	30.3

		Consumer Staples: 2.0%
102,782	@, L	Green Mountain Coffee Roasters, Inc.	7,768,264	1.3
36,039		Pernod-Ricard S.A.	4,105,983	0.7
			11,874,247	2.0

		Energy: 6.0%
101,787	@	Antero Resources Corp.	6,457,367	1.1
68,717	@	Continental Resources, Inc.	7,732,037	1.3
230,050		Schlumberger Ltd.	20,729,805	3.6
			34,919,209	6.0

		Financials: 7.2%
212,565		American International Group, Inc.	10,851,443	1.8
446,051		Citigroup, Inc.	23,243,717	4.0
36,040		IntercontinentalExchange Group, Inc.	8,106,117	1.4
			42,201,277	7.2

		Health Care: 13.5%
87,433	@	Biogen Idec, Inc.	24,459,382	4.2
116,028	@	Celgene Corp.	19,604,091	3.3
470,161	@	Gilead Sciences, Inc.	35,332,599	6.0
			79,396,072	13.5

		Industrials: 9.8%
38,028	@	BE Aerospace, Inc.	3,309,577	0.6
102,853		Canadian Pacific Railway Ltd	15,563,716	2.6
100,455		Cummins, Inc.	14,161,141	2.4
578,325	@	Rolls-Royce Holdings PLC	12,232,435	2.1
72,204		Union Pacific Corp.	12,130,272	2.1
			57,397,141	9.8

COMMON STOCK: (continued)
		Information Technology: 22.9%
203,409		ASML Holding NV-NY REG	$19,059,424	3.2
295,347	@	Facebook, Inc.	16,143,667	2.8
25,865	@	FleetCor Technologies, Inc.	3,030,602	0.5
28,669	@	Google, Inc. — Class A	32,129,635	5.5
56,229	@	LinkedIn Corp.	12,192,134	2.1
168,696	@	Salesforce.com, Inc.	9,310,332	1.6
332,209		Texas Instruments, Inc.	14,587,297	2.5
50,415	@,L	Twitter, Inc.	3,208,915	0.5
111,315		Visa, Inc.	24,787,624	4.2
			134,449,630	22.9

		Materials: 7.6%
230,144		Monsanto Co.	26,823,283	4.6
96,229		Sherwin-Williams Co.	17,658,022	3.0
			44,481,305	7.6

		Total Common Stock (Cost $445,104,558)	582,827,329	99.3

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.5%
		Securities Lending Collateralcc(1): 1.9%
2,722,657		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,722,658, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $2,777,110, due 01/15/14–05/01/51)	2,722,657	0.4
2,722,657		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,722,660, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $2,777,110, due 12/15/15–08/15/53)	2,722,657	0.5

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,722,657	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,722,661, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $2,777,111, due 01/24/14–02/01/47)	$2,722,657	0.4
2,722,657	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,722,658, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $2,777,110, due 06/01/17–09/01/44)	2,722,657	0.5
573,183	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $573,183, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $584,647, due 01/23/14–08/15/23)	573,183	0.1
		11,463,811	1.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
9,204,898	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $9,204,898)	$9,204,898	1.6

	Total Short-Term Investments (Cost $20,668,709)	20,668,709	3.5
	Total Investments in Securities (Cost $465,773,267)	$603,496,038	102.8
	Liabilities in Excess of Other Assets	(16,294,587)	(2.8)
	Net Assets	$587,201,451	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $465,787,080.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$139,427,490
Gross Unrealized Depreciation	(1,718,532)
Net Unrealized Appreciation	$137,708,958

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$172,686,113	$5,422,335	$—	$178,108,448
Consumer Staples	7,768,264	4,105,983	—	11,874,247
Energy	34,919,209	—	—	34,919,209
Financials	42,201,277	—	—	42,201,277
Health Care	79,396,072	—	—	79,396,072
Industrials	45,164,706	12,232,435	—	57,397,141
Information Technology	134,449,630	—	—	134,449,630
Materials	44,481,305	—	—	44,481,305
Total Common Stock	561,066,576	21,760,753	—	582,827,329
Short-Term Investments	9,204,898	11,463,811	—	20,668,709
Total Investments, at fair value	$570,271,474	$33,224,564	$—	$603,496,038

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 61.2%
		Consumer Discretionary: 7.6%
163,760		Comcast Corp. — Special Class A	$8,168,349	0.9
102,390		Delphi Automotive PLC	6,156,711	0.7
125,670	@	General Motors Co.	5,136,133	0.6
88,220		Johnson Controls, Inc.	4,525,686	0.5
80,390		Target Corp.	5,086,275	0.6
38,690		Time Warner Cable, Inc.	5,242,495	0.6
27,710		Time Warner, Inc.	1,931,941	0.2
76,647		Walt Disney Co.	5,855,831	0.6
492,198		Other Securities	26,135,635	2.9
			68,239,056	7.6

		Consumer Staples: 8.0%
123,168		CVS Caremark Corp.	8,815,134	1.0
137,817	@	Diageo PLC	4,567,082	0.5
97,210		General Mills, Inc.	4,851,751	0.5
137,190		Lorillard, Inc.	6,952,789	0.8
79,456		Nestle S.A.	5,823,335	0.7
177,508		Philip Morris International, Inc.	15,466,272	1.7
63,244		Procter & Gamble Co.	5,148,694	0.6
455,443		Other Securities	20,114,566	2.2
			71,739,623	8.0

		Energy: 6.0%
73,291		Chevron Corp.	9,154,779	1.0
160,474		ExxonMobil Corp.	16,239,969	1.8
44,303		Occidental Petroleum Corp.	4,213,215	0.5
496,385		Other Securities	24,257,302	2.7
			53,865,265	6.0

		Financials: 13.3%
52,073		ACE Ltd.	5,391,118	0.6
170,975		Bank of New York Mellon Corp.	5,973,867	0.7
38,551		Goldman Sachs Group, Inc.	6,833,550	0.8
347,500		JPMorgan Chase & Co.	20,321,800	2.2
174,360		Metlife, Inc.	9,401,491	1.0
68,590		Prudential Financial, Inc.	6,325,370	0.7
56,257		State Street Corp.	4,128,701	0.4
47,874		Travelers Cos., Inc.	4,334,512	0.5
309,710		Wells Fargo & Co.	14,060,834	1.6
1,897,536		Other Securities	42,946,574	4.8
			119,717,817	13.3

		Health Care: 7.3%
118,583		Abbott Laboratories	4,545,286	0.5
76,140		Bristol-Myers Squibb Co.	4,046,841	0.4
143,240		Johnson & Johnson	13,119,352	1.5
79,840		Merck & Co., Inc.	3,995,992	0.4
471,598		Pfizer, Inc.	14,445,047	1.6
49,820		Thermo Fisher Scientific, Inc.	5,547,457	0.6

COMMON STOCK: (continued)
		Health Care: (continued)
301,483		Other Securities	$20,365,094	2.3
			66,065,069	7.3

		Industrials: 7.9%
51,807		3M Co.	7,265,932	0.8
92,794		Danaher Corp.	7,163,697	0.8
75,004		Honeywell International, Inc.	6,853,116	0.8
78,390		Lockheed Martin Corp.	11,653,457	1.3
43,876		United Parcel Service, Inc. — Class B	4,610,490	0.5
67,297		United Technologies Corp.	7,658,399	0.8
313,713		Other Securities	26,302,556	2.9
			71,507,647	7.9

		Information Technology: 5.7%
57,850		Accenture PLC	4,756,427	0.5
235,809		Hewlett-Packard Co.	6,597,936	0.7
23,106		International Business Machines Corp.	4,333,992	0.5
96,720		Microchip Technology, Inc.	4,328,220	0.5
120,570		Oracle Corp.	4,613,008	0.5
642,134		Other Securities	26,787,515	3.0
			51,417,098	5.7

		Materials: 1.7%
27,269		PPG Industries, Inc.	5,171,839	0.6
238,470		Other Securities	10,171,518	1.1
			15,343,357	1.7

		Telecommunication Services: 2.2%
103,910		Verizon Communications, Inc.	5,106,137	0.6
2,706,387		Other Securities(a)	14,686,200	1.6
			19,792,337	2.2

		Utilities: 1.5%
433,145		Other Securities	13,341,757	1.5

		Total Common Stock (Cost $389,158,162)	551,029,026	61.2

PREFERRED STOCK: 0.3%
		Industrials: 0.0%
4,347	@	United Technologies Corp.	284,598	0.0

		Utilities: 0.3%
279,799		Other Securities	2,776,869	0.3

		Total Preferred Stock (Cost $3,364,687)	3,061,467	0.3

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 9.7%
		Basic Materials: 0.2%
2,080,000		Other Securities	2,033,663	0.2

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: 1.0%
320,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/20	$335,805	0.0
605,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/20	678,560	0.1
1,067,000		Verizon Communications, Inc., 6.400%, 09/15/33	1,227,403	0.2
6,101,000		Other Securities(a)	6,480,454	0.7
			8,722,222	1.0

		Consumer, Cyclical: 0.6%
722,000	#	Volkswagen International Finance NV, 2.375%, 03/22/17	742,138	0.1
4,673,000		Other Securities	4,963,821	0.5
			5,705,959	0.6

		Consumer, Non-cyclical: 1.6%
866,000	#	BAT International Finance PLC, 3.250%, 06/07/22	829,724	0.1
965,000	#	ERAC USA Finance, LLC, 7.000%, 10/15/37	1,142,225	0.1
891,000	#	Reckitt Benckiser Treasury Services PLC, 3.625%, 09/21/23	876,206	0.1
1,054,000	#	Roche Holdings, Inc., 6.000%, 03/01/19	1,234,177	0.1
207,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	205,855	0.0
9,948,000		Other Securities	10,337,279	1.2
			14,625,466	1.6

		Energy: 1.4%
850,000	#	CNOOC Finance 2012 Ltd., 3.875%, 05/02/22	819,042	0.1
10,948,000		Other Securities(a)	11,707,489	1.3
			12,526,531	1.4

		Financial: 4.0%
870,000	#	ABN AMRO Bank NV, 2.006%, 01/30/14	871,170	0.1
850,000	#	American Tower Trust I, 3.070%, 03/15/48	798,319	0.1
521,000	#	Banco Bradesco S.A./Cayman Islands, 6.750%, 09/29/19	576,747	0.1
740,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 4.100%, 09/09/23	741,651	0.1
690,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	736,575	0.1
558,000	#	BNP Paribas, 7.195%, 06/29/49	578,925	0.1
754,000	#	BPCE S.A., 12.500%, 08/29/49	991,510	0.1
610,000	#	Commonwealth Bank of Australia, 5.000%, 10/15/19	680,388	0.1
680,000	#	Credit Suisse AG, 6.500%, 08/08/23	725,050	0.1

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,113,000		Goldman Sachs Group, Inc., 5.625%, 01/15/17	$1,226,921	0.1
1,278,000		JPMorgan Chase & Co., 3.250%–6.300%, 04/23/19–09/23/22	1,451,933	0.2
483,000	#	Liberty Mutual Group, Inc., 4.250%, 06/15/23	466,512	0.0
470,000	#	Metropolitan Life Global Funding I, 5.125%, 06/10/14	479,791	0.1
400,000	#	Santander US Debt SA Unipersonal, 3.781%, 10/07/15	412,355	0.0
820,000	#	Svenska Handelsbanken AB, 4.875%, 06/10/14	836,298	0.1
200,000	#,L	Swedbank AB, 2.125%, 09/29/17	200,157	0.0
840,000	#	WEA Finance, LLC, 4.625%, 05/10/21	886,743	0.1
227,000	#	WEA Finance, LLC, 6.750%, 09/02/19	270,079	0.0
430,000	#	ZFS Finance USA Trust V, 6.500%, 05/09/37	460,100	0.0
20,949,000		Other Securities(a)	22,448,993	2.5
			35,840,217	4.0

		Industrial: 0.4%
873,000	#	Atlas Copco AB, 5.600%, 05/22/17	975,267	0.1
772,000	#	BAE Systems Holdings, Inc., 5.200%, 08/15/15	820,016	0.1
360,000		United Technologies Corp., 3.100%, 06/01/22	352,117	0.1
969,000		Other Securities	909,605	0.1
			3,057,005	0.4

		Technology: 0.0%
308,000		Other Securities	257,376	0.0

		Utilities: 0.5%
4,178,000		Other Securities	4,346,265	0.5

		Total Corporate Bonds/Notes (Cost $83,440,588)	87,114,704	9.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.0%
19,212	#	BlackRock Capital Finance LP, 7.750%, 09/25/26	4,440	0.0
138,668		Freddie Mac, 4.186%, 08/25/19	150,802	0.0
127,920	#	GG1C Funding Corp., 5.129%, 01/15/14	128,037	0.0
4,738,165		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%–5.806%, 09/12/37–06/15/49	5,018,010	0.6
1,933,925	#, ˆ	Morgan Stanley Capital I, 0.935%, 11/15/30	32,308	0.0

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
846,762	#	Spirit Master Funding, LLC, 5.050%, 07/20/23	$870,048	0.1
10,927,872		Other Securities(a)	12,042,866	1.3

		Total Collateralized Mortgage Obligations (Cost $17,549,380)	18,246,511	2.0

MUNICIPAL BONDS: 0.2%
		New Jersey: 0.1%
900,000		Other Securities	1,199,205	0.1

		New York: 0.1%
870,000		Other Securities	894,447	0.1

		Total Municipal Bonds (Cost $1,839,503)	2,093,652	0.2

ASSET-BACKED SECURITIES: 0.6%
		Home Equity Asset-Backed Securities: 0.2%
907,115	#	Bayview Financial Revolving Mortgage Loan Trust, 1.767%, 12/28/40	479,722	0.1
1,525,378		Other Securities	1,332,901	0.1
			1,812,623	0.2

		Other Asset-Backed Securities: 0.4%
37,110	#	CT CDO III Ltd., 5.160%, 06/25/35	37,110	0.0
663,875	#	Race Point IV CLO Ltd., 0.442%, 08/01/21	655,571	0.1
2,637,569		Other Securities	2,859,788	0.3
			3,552,469	0.4

		Total Asset-Backed Securities (Cost $5,760,753)	5,365,092	0.6

U.S. TREASURY OBLIGATIONS: 12.0%
		U.S. Treasury Bonds: 2.6%
16,689,500		4.500%, due 08/15/39	18,436,690	2.1
3,554,000		4.500%–8.500%, due 02/15/20–05/15/37	4,648,062	0.5
			23,084,752	2.6

		U.S. Treasury Notes: 9.4%
28,325,000		0.875%, due 12/31/16	28,391,394	3.2
25,641,000		2.125%, due 05/31/15	26,327,102	2.9
4,607,000		3.125%, due 05/15/19	4,906,994	0.5
13,512,000		3.125%, due 05/15/21	14,069,370	1.6
10,269,900		0.500%–9.875%, due 08/15/14–05/15/20	10,803,645	1.2
			84,498,505	9.4

		Total U.S. Treasury Obligations (Cost $107,751,963)	107,583,257	12.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.5%
		Federal Home Loan Mortgage Corporation: 3.3%##
28,968,586	W	1.869%–6.500%, due 04/01/16–11/01/43	$29,977,812	3.3

		Federal National Mortgage Association: 6.2%##
8,366,000	W	4.000%, due 10/25/40	8,560,771	0.9
44,873,055	W	2.410%–7.500%, due 02/01/14–09/01/43	47,499,070	5.3
143,895		3.154%–5.500%, due 02/25/18–05/01/35	153,373	0.0
			56,213,214	6.2

		Government National Mortgage Association: 1.9%
15,968,191		3.000%–6.000%, due 09/15/32–07/20/43	16,615,642	1.9

		Other U.S. Agency Obligations: 0.1%
425,000		Other Securities	574,553	0.1

		Total U.S. Government Agency Obligations (Cost $101,063,180)	103,381,221	11.5

FOREIGN GOVERNMENT BONDS: 1.2%
456,000	#	Achmea Hypotheekbank NV, 3.200%, 11/03/14	466,765	0.0
248,000	#	Corp. Nacional del Cobre de Chile — CODELCO, 3.750%, 11/04/20	248,841	0.0
820,000	#	Iceland Government International Bond, 4.875%, 06/16/16	853,012	0.1
478,225	#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, 09/30/16	509,310	0.1
1,800,000	#,L	Russian Foreign Bond — Eurobond, 3.625%, 04/29/15	1,863,000	0.2
611,000	#	Societe Financement de l’Economie Francaise, 3.375%, 05/05/14	617,437	0.1
1,530,000	#	Temasek Financial I Ltd., 2.375%, 01/23/23	1,378,330	0.2
4,586,000		Other Securities	4,852,633	0.5

		Total Foreign Government Bonds (Cost $10,537,614)	10,789,328	1.2

		Total Long-Term Investments (Cost $720,465,830)	888,664,258	98.7

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.8%
	Securities Lending Collateralcc(1): 0.8%
1,752,241	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,752,243, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,787,286, due 12/15/15–08/15/53)	$1,752,241	0.2
1,752,241	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,752,244, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,787,286, due 04/30/15–03/01/48)	1,752,241	0.2
1,752,241	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,752,244, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $1,787,286, due 01/24/14–02/01/47)	1,752,241	0.2
1,752,241	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,752,242, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,787,286, due 06/01/17–09/01/44)	1,752,241	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
368,887	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $368,887, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $376,265, due 01/23/14–08/15/23)	$368,887	0.0
		7,377,851	0.8

	Total Short-Term Investments (Cost $7,377,851)	7,377,851	0.8

	Total Investments in Securities (Cost $727,843,681)	$896,042,109	99.5
	Assets in Excess of Other Liabilities	4,922,370	0.5
	Net Assets	$900,964,479	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $740,384,290.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$174,441,398
Gross Unrealized Depreciation	(18,783,579)
Net Unrealized Appreciation	$155,657,819

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$68,239,056	$—	$—	$68,239,056
Consumer Staples	56,051,782	15,687,841	—	71,739,623
Energy	51,121,294	2,743,971	—	53,865,265
Financials	110,576,863	9,140,954	—	119,717,817
Health Care	63,736,454	2,328,615	—	66,065,069
Industrials	69,885,664	1,621,983	—	71,507,647
Information Technology	49,868,899	1,548,199	—	51,417,098
Materials	13,945,301	1,398,056	—	15,343,357
Telecommunication Services	15,661,507	4,130,830	—	19,792,337
Utilities	9,632,210	3,709,547	—	13,341,757
Total Common Stock	508,719,030	42,309,996	—	551,029,026
Preferred Stock	1,805,038	1,256,429	—	3,061,467
Corporate Bonds/Notes	—	87,114,704	—	87,114,704
Collateralized Mortgage Obligations	—	18,246,511	—	18,246,511
Municipal Bonds	—	2,093,652	—	2,093,652
Short-Term Investments	—	7,377,851	—	7,377,851
U.S. Treasury Obligations	—	107,583,257	—	107,583,257
U.S. Government Agency Obligations	—	103,381,221	—	103,381,221
Asset-Backed Securities	—	5,327,982	37,110	5,365,092
Foreign Government Bonds	—	10,789,328	—	10,789,328
Total Investments, at fair value	$510,524,068	$385,480,931	$37,110	$896,042,109

(1)	For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $4,567,994 and $363,229 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 92.5%
		Consumer Discretionary: 8.9%
547,770		Comcast Corp. — Special Class A	$27,322,768	4.4
68,454	@	Liberty Global PLC — C	5,772,041	0.9
80,097	@	Liberty Global PLC — Class A	7,127,832	1.1
77,736		Time Warner Cable, Inc.	10,533,228	1.7
3,772,040		Other Securities	5,040,544	0.8
			55,796,413	8.9

		Energy: 13.7%
145,520	@	Enbridge, Inc.	6,357,809	1.0
123,820		EQT Corp.	11,116,560	1.8
491,471		Kinder Morgan, Inc.	17,692,956	2.8
198,120		Spectra Energy Corp.	7,057,034	1.1
236,231		Williams Cos., Inc.	9,111,430	1.5
158,530		Williams Partners L.P.	8,062,836	1.3
491,078		Other Securities	26,643,251	4.2
			86,041,876	13.7

		Financials: 1.8%
140,170		American Tower Corp.	11,188,369	1.8

		Industrials: 1.6%
1,446,830		Snam Rete Gas S.p.A.	8,086,884	1.3
106,720		Other Securities	1,894,280	0.3
			9,981,164	1.6

		Telecommunication Services: 13.4%
3,787,230		Bezeq Israeli Telecommunication Corp., Ltd.	6,422,613	1.0
74,500		Mobile Telesystems OJSC	746,079	0.1
377,985		Mobile Telesystems OJSC ADR	8,175,816	1.3
43,120	@	SBA Communications Corp.	3,873,901	0.6
724,586		TDC A/S	7,028,394	1.1
134,130		Verizon Communications, Inc.	6,591,148	1.1
2,355,928		Vodafone Group PLC	9,275,790	1.5
805,650		Windstream Holdings, Inc.	6,429,087	1.0
121,170		Ziggo NV	5,540,891	0.9
14,516,663		Other Securities	30,347,643	4.8
			84,431,362	13.4

		Utilities: 53.1%
858,230		AES Corp.	12,452,917	2.0
219,450		American Electric Power Co., Inc.	10,257,093	1.6
830,220	@	Calpine Corp.	16,197,592	2.6
297,880		CenterPoint Energy, Inc.	6,904,859	1.1
151,700		Cia Paranaense de Energia ADR	1,993,338	0.3
424,700		Cia Paranaense de Energia	5,495,853	0.9
598,600		CMS Energy Corp.	16,024,522	2.6
170,360		Dominion Resources, Inc.	11,020,588	1.8
70,660		DTE Energy Co.	4,691,118	0.7
110,240		Duke Energy Corp.	7,607,662	1.2

COMMON STOCK: (continued)
		Utilities: (continued)
248,500		Edison International	$11,505,550	1.8
1,106,100		EDP — Energias do Brasil S.A.	5,321,282	0.9
2,001,362		EDP Renovaveis S.A.	10,630,712	1.7
364,986		Enagas	9,534,144	1.5
84,330		Energen Corp.	5,966,348	1.0
5,029,407		Energias de Portugal S.A.	18,473,554	2.9
204,360		Gas Natural SDG S.A.	5,260,110	0.8
310,779		Gaz de France	7,309,372	1.2
199,879		NextEra Energy, Inc.	17,113,640	2.7
352,960		Northeast Utilities	14,961,974	2.4
531,609		NRG Energy, Inc.	15,267,811	2.4
253,360		OGE Energy Corp.	8,588,904	1.4
192,940		Oneok, Inc.	11,997,009	1.9
96,650		Pinnacle West Capital Corp.	5,114,718	0.8
248,340		Portland General Electric Co.	7,499,868	1.2
103,721		PPL Corp.	3,120,965	0.5
353,750		Public Service Enterprise Group, Inc.	11,334,150	1.8
83,437		Red Electrica de Espana	5,570,249	0.9
248,101		Scottish & Southern Energy PLC	5,637,929	0.9
115,440		Sempra Energy	10,361,894	1.7
16,061,283		Other Securities	49,718,932	7.9
			332,934,657	53.1

		Total Common Stock (Cost $486,633,852)	580,373,841	92.5

PREFERRED STOCK: 4.6%
		Telecommunication Services: 0.2%
12,450		Other Securities	1,245,498	0.2

		Utilities: 4.4%
1,069,249		Cia Energetica de Minas Gerais	6,349,551	1.0
130,230		Dominion Resources, Inc./VA	7,053,913	1.1
89,280	@	NextEra Energy, Inc.	5,055,927	0.8
171,180	@	PPL Corp.	9,051,998	1.5
			27,511,389	4.4

		Total Preferred Stock (Cost $30,482,615)	28,756,887	4.6

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 1.1%
		Communications: 0.9%
1,722,000		SBA Communications Corp., 4.000%, 10/01/14	5,105,730	0.8
253,000	#	XM Satellite Radio, Inc., 7.000%, 12/01/14	492,718	0.1
			5,598,448	0.9

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: 0.2%
910,000	#	Viridian Group FundCo II, 11.125%, 04/01/17	$1,003,275	0.2

		Total Corporate Bonds/Notes (Cost $3,256,060)	6,601,723	1.1

		Total Investments in Securities (Cost $520,372,527)	$615,732,451	98.2
		Assets in Excess of Other Liabilities	11,466,387	1.8
		Net Assets	$627,198,838	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $520,950,438.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$115,644,865
Gross Unrealized Depreciation	(20,862,852)
Net Unrealized Appreciation	$94,782,013

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$52,456,065	$3,340,348	$—	$55,796,413
Energy	86,041,876	—	—	86,041,876
Financials	11,188,369	—	—	11,188,369
Industrials	1,894,280	8,086,884	—	9,981,164
Telecommunication Services	46,596,602	37,834,760	—	84,431,362
Utilities	246,472,681	86,461,976	—	332,934,657
Total Common Stock	444,649,873	135,723,968	—	580,373,841
Preferred Stock	18,459,391	10,297,496	—	28,756,887
Corporate Bonds/Notes	—	6,601,723	—	6,601,723
Total Investments, at fair value	$463,109,264	$152,623,187	$—	$615,732,451
Other Financial Instruments+
Forward Foreign Currency Contracts	—	67,812	—	67,812
Total Assets	$463,109,264	$152,690,999	$—	$615,800,263
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(766,807)	$—	$(766,807)
Total Liabilities	$—	$(766,807)	$—	$(766,807)

(1)	For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $14,863,838 and $6,799,847 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	1,175,000	Buy	01/17/14	$1,914,789	$1,945,557	$30,768
Barclays Bank PLC	EU Euro	77,977	Buy	01/17/14	107,008	107,272	264
Barclays Bank PLC	EU Euro	280,917	Buy	01/17/14	379,757	386,456	6,699
Barclays Bank PLC	EU Euro	133,742	Buy	01/14/14	180,852	183,989	3,137
Deutsche Bank AG	EU Euro	95,466	Buy	01/17/14	130,335	131,332	997
Deutsche Bank AG	EU Euro	37,362	Buy	01/17/14	51,575	51,399	(176)
Merrill Lynch	EU Euro	161,376	Buy	01/14/14	218,622	222,005	3,383
Merrill Lynch	EU Euro	650,712	Buy	01/14/14	883,613	895,182	11,569
JPMorgan Chase & Co.	EU Euro	169,036	Buy	01/17/14	233,104	232,542	(562)
UBS AG	EU Euro	14,672	Buy	01/17/14	20,248	20,185	(63)
UBS AG	EU Euro	233,864	Buy	01/17/14	321,961	321,725	(236)
UBS AG	EU Euro	224,285	Buy	01/17/14	308,494	308,548	54
UBS AG	EU Euro	202,473	Buy	01/17/14	274,722	278,541	3,819
UBS AG	EU Euro	217,591	Buy	01/17/14	295,892	299,339	3,447
UBS AG	EU Euro	92,737	Buy	01/17/14	128,030	127,578	(452)
							$62,648

Barclays Bank PLC	British Pound	362,263	Sell	01/17/14	$593,511	$599,832	$(6,321)
Barclays Bank PLC	EU Euro	71,848	Sell	01/17/14	99,172	98,841	331
Barclays Bank PLC	EU Euro	12,670,073	Sell	03/18/14	17,431,397	17,430,043	1,354
Citigroup, Inc.	British Pound	375,525	Sell	01/17/14	609,570	621,792	(12,222)
Credit Suisse Group AG	Swedish Krona	682,585	Sell	01/07/14	106,297	106,116	181
Credit Suisse Group AG	British Pound	251,573	Sell	01/17/14	411,891	416,552	(4,661)
Credit Suisse Group AG	EU Euro	174,370	Sell	01/17/14	233,120	239,880	(6,760)
Credit Suisse Group AG	EU Euro	59,961	Sell	01/17/14	82,009	82,487	(478)
Credit Suisse Group AG	British Pound	3,391,759	Sell	01/17/14	5,415,843	5,616,054	(200,211)
Deutsche Bank AG	Swedish Krona	1,467,827	Sell	01/02/14	223,681	228,213	(4,532)
Deutsche Bank AG	EU Euro	5,828	Sell	01/17/14	8,034	8,018	16
Deutsche Bank AG	EU Euro	29,288	Sell	01/17/14	39,985	40,291	(306)
Deutsche Bank AG	EU Euro	124,428	Sell	01/17/14	171,374	171,176	198
Deutsche Bank AG	British Pound	228	Sell	01/17/14	367	377	(10)
Deutsche Bank AG	British Pound	19,160	Sell	01/17/14	30,856	31,725	(869)
Deutsche Bank AG	British Pound	724,311	Sell	01/17/14	1,166,311	1,199,310	(32,999)
Deutsche Bank AG	EU Euro	5,314,815	Sell	01/17/14	7,172,529	7,311,568	(139,039)
Deutsche Bank AG	EU Euro	289,771	Sell	01/14/14	392,025	398,637	(6,612)
Merrill Lynch	British Pound	3,391,759	Sell	01/17/14	5,419,557	5,616,054	(196,497)
JPMorgan Chase & Co.	British Pound	338,507	Sell	01/17/14	550,337	560,498	(10,161)
JPMorgan Chase & Co.	British Pound	80,127	Sell	01/17/14	128,455	132,673	(4,218)
JPMorgan Chase & Co.	EU Euro	189,502	Sell	01/17/14	261,266	260,697	569
JPMorgan Chase & Co.	EU Euro	5,314,815	Sell	01/17/14	7,173,555	7,311,568	(138,013)
UBS AG	British Pound	49,745	Sell	01/17/14	82,155	82,367	(212)
UBS AG	EU Euro	12,670,073	Sell	01/17/14	17,429,864	17,430,163	(299)
UBS AG	British Pound	17,418	Sell	01/17/14	28,113	28,842	(729)
UBS AG	EU Euro	4,247	Sell	01/17/14	5,674	5,843	(169)
UBS AG	EU Euro	320,219	Sell	01/17/14	441,550	440,524	1,026
							$(761,643)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$67,812
Total Asset Derivatives		$67,812
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$766,807
Total Liability Derivatives		$766,807

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(2,506,558)
Total	$(2,506,558)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$498,574
Total	$498,574

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	JPMorgan Chase & Co.	Merrill Lynch	UBS AG	Totals
Assets:
Forward foreign currency contracts	$42,553	$—	$181	$1,211	$569	$14,952	$8,346	$67,812
Total Assets	$42,553	$—	$181	$1,211	$569	$14,952	$8,346	$67,812
Liabilities:
Forward foreign currency contracts	$6,321	$12,222	$212,110	$184,543	$152,954	$196,497	$2,160	$766,807
Total Liabilities	$6,321	$12,222	$212,110	$184,543	$152,954	$196,497	$2,160	$766,807

Net OTC derivative instruments by counterparty, at fair value	$36,232	$(12,222)	$(211,929)	$(183,332)	$(152,385)	$(181,545)	$6,186	$(698,995)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$36,232	$(12,222)	$(211,929)	$(183,332)	$(152,385)	$(181,545)	$6,186	$(698,995)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		France: 8.8%
50,513		LVMH Moet Hennessy Louis Vuitton S.A.	$9,228,461	1.9
49,879		Pernod-Ricard S.A.	5,682,798	1.1
272,648		Sanofi	29,117,533	5.8
			44,028,792	8.8

		Germany: 4.8%
278,917		SAP AG	24,188,234	4.8

		Italy: 1.0%
609,074		Davide Campari-Milano S.p.A.	5,085,543	1.0

		Sweden: 2.1%
320,132		Swedish Match AB	10,292,596	2.1

		Switzerland: 9.6%
654,819		Nestle S.A.	47,991,724	9.6

		United Kingdom: 34.4%
159,421		Admiral Group PLC	3,465,383	0.7
887,728		British American Tobacco PLC	47,648,250	9.5
732,269		Diageo PLC	24,266,474	4.9
384,562		Experian Group Ltd.	7,103,803	1.4
413,614		Imperial Tobacco Group PLC	16,035,114	3.2
426,049		Reckitt Benckiser PLC	33,843,746	6.8
957,022		Unilever PLC	39,377,636	7.9
			171,740,406	34.4

		United States: 37.3%
103,368		3M Co.	14,497,362	2.9
289,098		Accenture PLC	23,769,638	4.8
240,831		Dr Pepper Snapple Group, Inc.	11,733,286	2.3
95,883	L	Herbalife Ltd.	7,545,992	1.5
73,737		Intuit, Inc.	5,627,608	1.1
119,377		Kraft Foods Group, Inc.	6,436,808	1.3
56,913		Mead Johnson Nutrition Co.	4,767,033	1.0
465,847		Microsoft Corp.	17,436,653	3.5
531,013		Mondelez International, Inc.	18,744,759	3.8
129,341		Moody’s Corp.	10,149,388	2.0
99,635		Nike, Inc.	7,835,296	1.6
267,681		Philip Morris International, Inc.	23,323,045	4.7
220,807		Procter & Gamble Co.	17,975,898	3.6
72,929		Visa, Inc.	16,239,830	3.2
			186,082,596	37.3

		Total Common Stock (Cost $367,463,557)	489,409,891	98.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
		Securities Lending Collateralcc(1): 1.5%
1,792,367		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,792,369, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,828,214, due 12/15/15–08/15/53)	$1,792,367	0.4
1,792,367		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,792,370, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,828,214, due 04/30/15–03/01/48)	1,792,367	0.3
1,792,367		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,792,370, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $1,828,215, due 01/24/14–02/01/47)	1,792,367	0.3
1,792,367		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,792,368, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,828,214, due 06/01/17–09/01/44)	1,792,367	0.4

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
377,334	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $377,334, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $384,881, due 01/23/14–08/15/23)	$377,334	0.1
		7,546,802	1.5

	Total Short-Term Investments (Cost $7,546,802)	7,546,802	1.5

	Total Investments in Securities (Cost $375,010,359)	$496,956,693	99.5
	Assets in Excess of Other Liabilities	2,518,440	0.5
	Net Assets	$499,475,133	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $375,802,131.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$122,759,096
Gross Unrealized Depreciation	(1,604,534)
Net Unrealized Appreciation	$121,154,562

Sector Diversification	Percentage of Net Assets
Consumer Staples	64.3%
Information Technology	17.4
Health Care	5.8
Industrials	4.3
Consumer Discretionary	3.5
Financials	2.7
Short-Term Investments	1.5
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
France	$—	$44,028,792	$—	$44,028,792
Germany	—	24,188,234	—	24,188,234
Italy	—	5,085,543	—	5,085,543
Sweden	—	10,292,596	—	10,292,596
Switzerland	—	47,991,724	—	47,991,724
United Kingdom	—	171,740,406	—	171,740,406
United States	186,082,596	—	—	186,082,596
Total Common Stock	186,082,596	303,327,295	—	489,409,891
Short-Term Investments	—	7,546,802	—	7,546,802
Total Investments, at fair value	$186,082,596	$310,874,097	$—	$496,956,693

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 12.5%
		Basic Materials: 0.1%
1,100,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	$1,083,500	0.1

		Communications: 0.3%
7,500,000		Verizon Communications, Inc., 1.993%–4.500%, 09/15/16–09/15/20	7,907,438	0.3

		Consumer, Cyclical: 0.4%
10,600,000		Toyota Motor Credit Corp., 0.529%, 05/17/16	10,636,496	0.4
94,680		Other Securities(a)	25,326	0.0
			10,661,822	0.4

		Consumer, Non-cyclical: 1.3%
5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19	6,453,524	0.2
21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39	27,371,887	1.0
2,600,000		Other Securities	2,977,369	0.1
			36,802,780	1.3

		Energy: 1.5%
1,000,000	#	OAO Novatek Via Novatek Finance Ltd., 5.326%, 02/03/16	1,066,250	0.0
1,017,500	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	1,048,025	0.0
9,000,000		Petrobras International Finance Co., 3.875%, 01/27/16	9,309,663	0.3
21,100,000		Petrobras International Finance Co., 7.875%, 03/15/19	23,994,414	0.9
7,400,000		Other Securities	7,826,763	0.3
			43,245,115	1.5

		Financial: 8.9%
12,200,000		Ally Financial, Inc., 3.439%, 02/11/14	12,217,304	0.4
14,000,000		Ally Financial, Inc., 8.300%, 02/12/15	15,085,000	0.5
9,600,000		Ally Financial, Inc., 3.645%–7.500%, 02/11/14–09/15/20	10,618,459	0.4
5,000,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	5,002,167	0.2
7,000,000	#	Banco Santander Brazil SA/Cayman Islands, 2.343%, 03/18/14	7,000,868	0.2

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
23,500,000		Bank of America Corp., 6.500%, 08/01/16	$26,547,833	0.9
13,600,000		Bank of America NA, 0.523%, 06/15/16	13,486,331	0.5
2,300,000	#	Bank of Montreal, 2.850%, 06/09/15	2,378,580	0.1
200,000	#, L	Bank of Nova Scotia, 1.950%, 01/30/17	205,259	0.0
GBP 4,700,000		Barclays Bank PLC, 14.000%, 11/29/49	10,391,710	0.4
900,000		Barclays Bank PLC, 2.375%–5.200%, 01/13/14-07/10/14	910,363	0.0
1,400,000	#	BBVA, 4.500%, 03/10/16	1,491,000	0.1
2,700,000	#	BBVA, 6.500%, 03/10/21	2,862,000	0.1
8,900,000		BNP Paribas, 1.144%, 01/10/14	8,902,012	0.3
900,000	#	CIT Group, Inc., 5.250%, 04/01/14	911,250	0.0
2,000,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,652,500	0.1
7,700,000		Ford Motor Credit Co., LLC, 7.000%–8.700%, 10/01/14–12/15/16	8,445,903	0.3
2,300,000	#	International Lease Finance Corp., 6.750%, 09/01/16	2,576,000	0.1
4,800,000	#	Intesa Sanpaolo SpA, 2.638%, 02/24/14	4,814,317	0.2
GBP 4,800,000		LBG Capital No.2 PLC, 7.625%, 12/09/19	8,416,573	0.3
GBP 7,400,000		LBG Capital No.1 PLC, 7.588%-7.869%, 05/12/20-08/25/20	13,077,101	0.5
EUR 1,300,000	L	Llyods, 8.875%, 02/07/20	2,013,489	0.1
GBP 4,000,000	L	Llyods, 7.867%–15.000%, 12/17/19–12/21/19	7,890,235	0.3
8,600,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	10,173,568	0.4
6,800,000	#	National Australia Bank Ltd., 0.966%, 04/11/14	6,813,110	0.2
12,000,000	#	RCI Banque SA, 2.116%, 04/11/14	12,037,440	0.4
3,900,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	4,192,500	0.1

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
30,200,000	#	SSIF Nevada L.P., 0.944%, 04/14/14	$30,254,058	1.1
2,200,000	#	Sumitomo Mitsui Banking Corp., 1.950%, 01/14/14	2,201,174	0.1
17,715,000		Other Securities	18,217,549	0.6
			251,785,653	8.9

		Total Corporate Bonds/Notes (Cost $329,087,927)	351,486,308	12.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.5%
9,710,389		Banc of America Commercial Mortgage Trust 2006-4, 5.617%, 07/10/46	10,687,434	0.4
3,500,000		Banc of America Commercial Mortgage, Inc., 5.734%, 05/10/45	3,820,831	0.1
1,170,459		Banc of America Funding Corp., 2.632%, 05/25/35	1,188,378	0.1
129,233		Banc of America Mortgage Securities, Inc., 2.748%, 07/25/33	129,955	0.0
2,518,762	#	BCAP, LLC Trust, 5.250%, 02/26/36	2,293,645	0.1
5,622,970	#	BCAP, LLC Trust, 5.250%, 08/26/37	5,708,966	0.2
13,701,638		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR16, 5.706%, 06/11/40	15,393,599	0.6
3,602,453		Bear Stearns Adjustable Rate Mortgage Trust, 2.430%–2.786%, 01/25/34–10/25/35	3,551,861	0.1
6,519,483		Bear Stearns Alternative-A Trust, 2.598%–2.708%, 05/25/35–11/25/36	5,103,519	0.2
13,774,193		CD 2006-CD2 Mortgage Trust, 5.305%, 01/15/46	14,764,289	0.5
13,592,280		Citigroup Commercial Mortgage Trust 2006-C5, 5.425%, 10/15/49	14,881,392	0.5
10,013,875		Citigroup Mortgage Loan Trust, Inc., 2.550%–5.500%, 09/25/35–10/25/35	9,981,311	0.4
2,498,792	ˆ	Countrywide Alternative Loan Trust, 4.835%, 05/25/35	265,591	0.0
1,777,713	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.505%, 06/25/35	1,552,799	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,700,000		Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	$11,838,892	0.4
30,901,636	ˆ	First Horizon Alternative Mortgage Securities, 4.535%, 01/25/36	3,260,500	0.1
15,997,825		Homebanc Mortgage Trust, 0.405%, 07/25/35	14,315,094	0.5
4,210,807		Merrill Lynch Mortgage Investors, Inc., 0.375%–0.545%, 08/25/35–02/25/36	3,725,168	0.1
19,670,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%–5.894%, 08/12/48–03/12/51	21,699,085	0.8
15,251,165		Morgan Stanley Capital I Trust 2006-IQ12, 5.319%, 12/15/43	16,677,508	0.6
1,400,000	#	Morgan Stanley Reremic Trust, 5.804%, 08/12/45	1,532,804	0.0
43,653	#	Nomura Asset Acceptance Corp., 7.000%, 02/19/30	43,535	0.0
3,412,892	#	RBSSP Resecuritization Trust, 0.415%, 02/26/37	3,108,428	0.1
2,600,000		SLM Student Loan Trust, 0.738%, 10/25/17	2,594,548	0.1
13,963,746		SLM Student Loan Trust, 1.738%, 04/25/23	14,402,159	0.5
1,000,000	#	SLM Student Loan Trust, 2.817%, 12/16/19	1,015,901	0.0
18,872,174		Wachovia Bank Commercial Mortgage Trust Series 2006-C24, 5.557%, 03/15/45	20,416,729	0.7
39,756,155		Other Securities	37,060,932	1.3

		Total Collateralized Mortgage Obligations (Cost $231,969,451)	241,014,853	8.5

MUNICIPAL BONDS: 3.3%
		California: 1.7%
6,700,000		Los Angeles Unified School District, 4.500%, 07/01/22	7,291,878	0.2
4,500,000		Bay Area Toll Authority, 7.043%, 04/01/50	5,531,535	0.2

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

MUNICIPAL BONDS: (continued)
		California: (continued)
7,700,000		Los Angeles Department of Airports, 6.582%, 05/15/39	$8,923,915	0.3
3,400,000		State of California, 7.500%–7.600%, 04/01/34–11/01/40	4,455,331	0.2
10,700,000		University of California, 6.270%–6.548%, 05/15/31–05/15/48	11,629,219	0.4
10,600,000		Other Securities	11,126,154	0.4
			48,958,032	1.7

		Illinois: 0.3%
7,500,000		Chicago Transit Authority, 6.300%–6.899%, 12/01/21–12/01/40	8,384,325	0.3

		Nebraska: 0.1%
1,500,000		Other Securities	1,602,150	0.1

		Nevada: 0.1%
2,300,000		Other Securities	2,865,915	0.1

		New Jersey: 0.2%
5,445,000		Other Securities	6,358,130	0.2

		New York: 0.7%
11,800,000		New York City Municipal Water Finance Authority, 5.882%–6.282%, 06/15/42–06/15/44	13,051,921	0.4
7,000,000		Other Securities	7,599,860	0.3
			20,651,781	0.7
		North Carolina: 0.1%
1,700,000		Other Securities	1,715,045	0.1

		Pennsylvania: 0.1%
2,700,000		Other Securities	2,738,421	0.1

		Total Municipal Bonds (Cost $84,696,064)	93,273,799	3.3

ASSET-BACKED SECURITIES: 4.4%
		Home Equity Asset-Backed Securities: 1.7%
27,300,000		Accredited Mortgage Loan Trust 2006-1, 0.445%, 04/25/36	19,295,012	0.7
10,825,541		ACE Securities Corp., 1.065%–1.965%, 10/25/32–12/25/34	9,945,621	0.4
12,396,832		Bear Stearns Asset Backed Securities Trust, 0.365%–0.595%, 11/25/35–04/25/37	9,508,320	0.3
10,584,012		Other Securities	9,378,754	0.3
			48,127,707	1.7

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 2.7%
6,983,840	#	ACA CLO 2006-1 Ltd., 0.488%, 07/25/18	$6,964,808	0.2
2,818,603		Bear Stearns Asset Backed Securities Trust, 2.974%, 10/25/36	2,765,592	0.1
8,756,462	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.463%, 08/07/21	8,667,742	0.3
5,790,558	#	Pacifica CDO Ltd., 0.498%, 01/26/20	5,755,931	0.2
11,856,985		Small Business Administration, 5.160%, 02/01/28	12,863,279	0.5
20,786,772		Small Business Administration, 5.290%–5.902%, 02/10/18–03/01/28	22,744,438	0.8
18,849,875		Other Securities	17,351,866	0.6
			77,113,656	2.7

		Total Asset-Backed Securities (Cost $117,148,681)	125,241,363	4.4

U.S. TREASURY OBLIGATIONS: 32.1%
		Treasury Inflation Indexed Protected Securities: 9.7%
3,907,312	S	0.125%, due 04/15/17	4,018,581	0.1
303,096	S	0.125%, due 04/15/18	309,252	0.0
18,686,672		0.125%, due 07/15/22	17,897,590	0.6
63,320,640		1.750%, due 01/15/28	67,770,371	2.4
22,710,117		2.000%, due 01/15/26	25,156,769	0.9
36,550,205		2.375%, due 01/15/25	42,021,332	1.5
62,421,051		2.375%, due 01/15/27	71,903,683	2.6
13,488,472		2.500%, due 01/15/29	15,836,302	0.6
25,153,960		0.125%–3.875%, due 01/15/20–04/15/29	27,449,154	1.0
			272,363,034	9.7

		U.S. Treasury Notes: 22.4%
51,800,000		0.625%, due 07/15/16	51,862,730	1.9
23,500,000		0.625%, due 10/15/16	23,456,854	0.8
21,100,000		0.625%, due 11/15/16	21,035,708	0.8
193,400,000		0.625%, due 12/15/16	192,606,673	6.8
67,400,000	S	0.750%, due 03/31/18	65,470,136	2.3
17,400,000		0.875%, due 09/15/16	17,504,000	0.6
18,000,000		0.875%, due 01/31/17	18,019,692	0.6
60,600,000		1.250%, due 11/30/18	59,272,012	2.1
7,747,000	S	1.500%, due 08/31/18	7,704,329	0.3
97,400,000		1.500%, due 12/31/18	96,254,771	3.4
79,500,000		0.250%–3.250%, due 12/31/15–10/31/18	79,390,002	2.8
			632,576,907	22.4

		Total U.S. Treasury Obligations (Cost $925,063,435)	904,939,941	32.1

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.5%
		Federal Home Loan Mortgage Corporation: 8.6%##
112,600,000		0.750%, due 01/12/18	$109,654,835	3.9
19,600,000		1.000%, due 06/29/17	19,492,435	0.7
14,600,000		1.000%, due 07/28/17	14,515,408	0.5
14,700,000		1.000%, due 09/29/17	14,535,786	0.5
21,800,000		1.250%, due 05/12/17	21,960,339	0.8
57,857,398		0.517%–8.250%, due 03/08/17–10/25/44	61,501,314	2.2
			241,660,117	8.6

		Federal National Mortgage Association: 30.2%##
15,200,000		0.365%, due 10/27/37	15,089,792	0.5
21,000,000		0.875%, due 12/20/17	20,572,881	0.7
900,000	ˆ	2.310%, due 08/01/22	824,031	0.0
9,800,000	ˆ	2.640%, due 06/01/22	9,423,687	0.3
2,100,000	ˆ	2.870%, due 09/01/27	1,826,343	0.1
78,000,000	W	3.500%, due 01/25/26	81,592,267	2.9
45,074,046		4.000%, due 12/01/39	46,545,941	1.7
28,000,000	W	4.000%, due 08/25/40	28,831,250	1.0
26,000,000	W	4.500%, due 01/25/39	27,556,953	1.0
95,000,000	W	4.500%, due 02/01/39	100,377,147	3.6
19,201,063		4.500%, due 09/01/40	20,332,224	0.7
16,072,339		4.500%, due 05/01/41	17,116,137	0.6
21,901,381		4.500%, due 11/01/41	23,251,911	0.8
36,000,000	W	5.000%, due 01/13/40	39,102,196	1.4
16,800,897		5.500%, due 06/01/38	18,486,687	0.7
375,295,365	W	0.665%–6.500%, due 10/01/14–10/01/44	400,367,332	14.2
			851,296,779	30.2

		Government National Mortgage Association: 0.7%
17,216,769		1.625%–5.000%, due 01/20/27–05/15/42	18,680,922	0.7

		Total U.S. Government Agency Obligations (Cost $1,110,215,982)	1,111,637,818	39.5

FOREIGN GOVERNMENT BONDS: 7.2%
EUR 1,100,000	#	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 09/15/17	1,573,050	0.1
900,000	#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	911,250	0.0
1,200,000	#, L	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	1,291,974	0.1
BRL 27,100,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/17	10,816,942	0.4
3,400,000	#	Corp. Nacional del Cobre de Chile — CODELCO, 7.500%, 01/15/19	4,064,183	0.1
3,700,000	#	EDF SA, 5.500%, 01/26/14	3,711,903	0.1

FOREIGN GOVERNMENT BONDS: (continued)
1,700,000		Export-Import Bank of Korea, 5.125%, 06/29/20	$1,874,201	0.1
19,200,000		Export-Import Bank of Korea, 5.875%, 01/14/15	20,202,720	0.7
EUR 22,600,000		Italy Buoni Poliennali Del Tesoro, 2.500%–6.000%, 11/15/14–04/15/16	32,260,370	1.1
EUR 6,000,000	Z	Italy Certificati di Credito del Tesoro 0.860%, 12/31/14	8,183,970	0.3
EUR 5,500,000	Z	Italy Certificati di Credito del Tesoro, 1.130%, 06/30/15	7,440,231	0.3
1,100,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	1,162,218	0.0
3,900,000		Province of Ontario Canada, 1.000%–4.400%, 07/22/16–04/14/20	4,059,117	0.2
CAD 26,500,000		Province of Ontario Canada, 3.150%–5.500%, 06/02/18–06/02/22	26,512,011	0.9
3,000,000		Province of Quebec Canada, 2.750%–3.500%, 07/29/20–08/25/21	2,968,460	0.1
CAD 11,600,000		Province of Quebec Canada, 3.500%–4.250%, 12/01/21–12/01/22	11,297,538	0.4
200,000	#	Qtel International Finance Ltd., 3.375%, 10/14/16	210,008	0.0
EUR 14,100,000		Spain Government Bond, 4.750%, 07/30/14	19,829,228	0.7
EUR 17,600,000		Spain Government Bond, 3.150%–4.000%, 10/31/14–01/31/16	24,877,348	0.9
EUR 2,300,000	Z	Spain Letras del Tesoro, 0.740%, 06/20/14	3,153,167	0.1
3,100,000	#	State Bank of India/London, 4.500%, 07/27/15	3,191,689	0.1
1,200,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	1,311,958	0.1
1,100,000	#	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	1,181,180	0.0
MXN 58,500,000		Other Securities	10,396,642	0.4

		Total Foreign Government Bonds (Cost $203,923,906)	202,481,358	7.2

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: —%
		Consumer Discretionary: —%
192,000	@, X	General Motors Co.	$—	—

		Total Common Stock (Cost $0)	—	—

PREFERRED STOCK: 0.1%
		Financials: 0.1%
1,500	#, @, P	Ally Financial, Inc.	1,440,141	0.1

		Total Preferred Stock (Cost $1,443,750)	1,440,141	0.1

		Total Long-Term Investments (Cost $3,003,549,196)	3,031,515,581	107.6

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.1%
		U.S. Government Agency Obligations: 0.1%
2,400,000	Z	Federal Home Loan Bank Discount Notes, 0.030%, 01/31/14 (Cost $2,399,939)	2,399,939	0.1

		U.S. Treasury Bills: 0.1%
753,000	S	United States Treasury Bill, 0.030%, 01/09/14	752,994	0.0
941,000	S	United States Treasury Bill, 0.030%, 01/16/14	940,996	0.1
			1,693,990	0.1

		Securities Lending Collateralcc(1): 0.2%
1,135,329		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,135,330, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%–11.000%, Market Value plus accrued interest $1,158,036, due 12/15/15–08/15/53)	1,135,329	0.0

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
1,135,329		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,135,331, collateralized by various U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $1,158,036, due 01/24/14–02/01/47)	$1,135,329	0.1
1,135,329		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,135,330, collateralized by various U.S. Government Agency Obligations, 1.364%–7.000%, Market Value plus accrued interest $1,158,036, due 06/01/17–09/01/44)	1,135,329	0.1
1,135,329		Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,135,330, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,158,038, due 03/28/14–04/15/30)	1,135,329	0.0
236,552		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $236,552, collateralized by various U.S. Government Securities, 0.000%–2.500%, Market Value plus accrued interest $241,283, due 01/23/14–08/15/23)	236,552	0.0
			4,777,868	0.2

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Foreign Government Bonds: 3.7%
EUR 4,400,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.790%, 08/14/14	$6,023,696	0.2
EUR 16,100,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.790%, 09/12/14	22,026,700	0.8
EUR 9,600,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.830%, 11/14/14	13,111,746	0.4
EUR 3,500,000	Z	Italy Buoni Ordinari del Tesoro BOT, 1.020%, 10/14/14	4,785,216	0.2
MXN 20,900,000	Z	Mexico Cetes, 3.560%, 01/23/14	1,597,241	0.0
MXN 62,700,000	Z	Mexico Cetes, 3.560%, 02/06/14	4,785,341	0.2
EUR 38,900,000	Z	Spain Letras del Tesoro, 0.870%, 10/17/14	53,149,151	1.9
			105,479,091	3.7

		Total Short-Term Investments (Cost $113,473,067)	114,350,888	4.1

		Total Investments in Securities (Cost $3,117,022,263)	$3,145,866,469	111.7
		Liabilities in Excess of Other Assets	(328,511,153)	(11.7)
		Net Assets	$2,817,355,316	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (”FHFA“) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	The grouping contains securities in default.

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

Cost for federal income tax purposes is $3,119,599,551.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,402,109
Gross Unrealized Depreciation	(44,135,191)
Net Unrealized Appreciation	$26,266,918

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	—	1,440,141	—	1,440,141
Corporate Bonds/Notes	—	351,486,308	—	351,486,308
Collateralized Mortgage Obligations	—	240,576,087	438,766	241,014,853
Municipal Bonds	—	93,273,799	—	93,273,799
Short-Term Investments	—	114,350,888	—	114,350,888

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
U.S. Treasury Obligations	$—	$904,939,941	$—	$904,939,941
U.S. Government Agency Obligations	—	1,111,637,818	—	1,111,637,818
Asset-Backed Securities	—	125,241,363	—	125,241,363
Foreign Government Bonds	—	202,481,358	—	202,481,358
Total Investments, at fair value	$—	$3,145,427,703	$438,766	$3,145,866,469
Other Financial Instruments+
Centrally Cleared Swaps	—	28,685,946	—	28,685,946
Forward Foreign Currency Contracts	—	2,362,644	—	2,362,644
Futures	2,286,734	—	—	2,286,734
OTC Swaps	—	1,622,879	—	1,622,879
Total Assets	$2,286,734	$3,178,099,172	$438,766	$3,180,824,672
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(4,876,823)	$—	$(4,876,823)
Forward Foreign Currency Contracts	—	(6,807,842)	—	(6,807,842)
Futures	(7,132,823)	—	—	(7,132,823)
OTC Swaps	—	(1,679,755)	—	(1,679,755)
Written Options	(121,000)	(2,755,192)	—	(2,876,192)
Total Liabilities	$(7,253,823)	$(16,119,612)	$—	$(23,373,435)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	24,763,000	Buy	01/02/14	$40,314,164	$41,006,491	$692,327
Barclays Bank PLC	Brazilian Real	1,480,650	Buy	01/03/14	635,881	627,430	(8,451)
Barclays Bank PLC	Brazilian Real	1,682,613	Buy	01/03/14	715,914	713,013	(2,901)
Citigroup, Inc.	Brazilian Real	2,270,249	Buy	01/03/14	973,687	962,025	(11,662)
HSBC	Brazilian Real	1,776,377	Buy	01/03/14	761,870	752,745	(9,125)
JPMorgan Chase & Co.	Brazilian Real	690,970	Buy	01/03/14	296,509	292,801	(3,708)
JPMorgan Chase & Co.	Brazilian Real	2,214,262	Buy	01/03/14	937,889	938,301	412
Morgan Stanley	Brazilian Real	33,390,525	Buy	01/03/14	14,293,889	14,149,345	(144,544)
Morgan Stanley	Brazilian Real	1,450,700	Buy	01/03/14	622,418	614,739	(7,679)
Morgan Stanley	Brazilian Real	720,252	Buy	01/03/14	308,863	305,210	(3,653)
Morgan Stanley	Brazilian Real	2,204,898	Buy	01/03/14	933,112	934,332	1,220
Morgan Stanley	Brazilian Real	2,204,637	Buy	01/03/14	932,825	934,223	1,398
Morgan Stanley	Brazilian Real	2,955,200	Buy	01/03/14	1,266,370	1,252,276	(14,094)
Morgan Stanley	Brazilian Real	6,424,200	Buy	01/03/14	2,762,740	2,722,276	(40,464)
Morgan Stanley	Brazilian Real	770,800	Buy	01/03/14	334,302	326,629	(7,673)
UBS AG	Danish Krone	13,595,000	Buy	01/14/14	2,434,744	2,507,269	72,525
							$513,928

Barclays Bank PLC	British Pound	24,763,000	Sell	02/04/14	$40,304,952	$40,997,462	$(692,510)
BNP Paribas Bank	EU Euro	100,000	Sell	04/01/14	126,339	137,569	(11,230)
BNP Paribas Bank	EU Euro	100,000	Sell	06/02/14	126,453	137,579	(11,126)
BNP Paribas Bank	EU Euro	100,000	Sell	07/01/14	126,500	137,584	(11,084)
BNP Paribas Bank	EU Euro	120,516,000	Sell	02/03/14	166,249,050	165,792,189	456,861
BNP Paribas Bank	Japanese Yen	138,700,000	Sell	02/18/14	1,346,601	1,317,365	29,236
BNP Paribas Bank	Mexican Peso	62,065,416	Sell	02/06/14	4,803,453	4,739,582	63,871
Citigroup, Inc.	EU Euro	498,000	Sell	02/04/14	683,445	685,091	(1,646)
Citigroup, Inc.	Japanese Yen	146,800,000	Sell	02/18/14	1,432,331	1,394,299	38,032
Citigroup, Inc.	Japanese Yen	282,200,000	Sell	02/18/14	2,740,247	2,680,320	59,927
Citigroup, Inc.	Canadian Dollar	44,269,000	Sell	03/20/14	41,711,462	41,596,305	115,157
Citigroup, Inc.	EU Euro	700,000	Sell	04/01/14	887,145	962,980	(75,835)
Credit Suisse Group AG	EU Euro	1,100,000	Sell	06/02/14	1,394,800	1,513,368	(118,568)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	Japanese Yen	209,808,800	Sell	01/06/14	$2,000,000	$1,992,336	$7,664
Credit Suisse Group AG	British Pound	24,763,000	Sell	01/02/14	40,102,242	41,006,491	(904,249)
Credit Suisse Group AG	EU Euro	4,600,000	Sell	02/28/14	6,143,033	6,328,156	(185,123)
Deutsche Bank AG	Japanese Yen	726,800,000	Sell	02/03/14	6,999,883	6,902,604	97,279
Deutsche Bank AG	EU Euro	15,400,000	Sell	02/28/14	20,310,444	21,185,566	(875,122)
HSBC	Japanese Yen	809,900,000	Sell	02/18/14	8,155,953	7,692,386	463,567
JPMorgan Chase & Co.	EU Euro	577,000	Sell	01/02/14	793,560	793,782	(222)
JPMorgan Chase & Co.	EU Euro	118,116,000	Sell	01/02/14	158,938,898	162,492,778	(3,553,880)
JPMorgan Chase & Co.	Japanese Yen	314,500,000	Sell	02/18/14	3,060,616	2,987,104	73,512
JPMorgan Chase & Co.	Mexican Peso	20,716,966	Sell	01/23/14	1,608,273	1,583,849	24,424
Morgan Stanley	Brazilian Real	60,236,334	Sell	01/03/14	25,541,186	25,525,344	15,842
Morgan Stanley	Brazilian Real	33,390,525	Sell	02/04/14	14,182,180	14,032,790	149,390
Royal Bank of Scotland Group PLC	EU Euro	1,823,000	Sell	01/02/14	2,479,754	2,507,910	(28,156)
Royal Bank of Scotland Group PLC	EU Euro	2,090,000	Sell	03/14/14	2,793,879	2,875,184	(81,305)
UBS AG	EU Euro	465,000	Sell	02/03/14	635,862	639,694	(3,832)
							$(4,959,126)

ING PIMCO Total Return Bond Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	81	12/15/14	$27,754,953	$(16,562)
3-Month Euro Euribor	81	03/16/15	27,732,666	(24,961)
3-Month Euro Euribor	81	06/15/15	27,704,808	(33,458)
3-Month Euro Euribor	81	09/14/15	27,672,771	(42,112)
90-Day Eurodollar	1,796	12/15/14	447,069,300	(84,210)
90-Day Eurodollar	62	03/16/15	15,417,850	3,770
90-Day Eurodollar	649	06/15/15	161,154,812	(130,652)
90-Day Eurodollar	3,328	09/14/15	824,761,600	1,214,096
90-Day Eurodollar	3,781	12/14/15	934,615,938	972,352
90-Day Eurodollar	568	03/14/16	139,969,400	(265,906)
90-Day Eurodollar	238	06/13/16	58,461,725	(181,510)
90-Day Eurodollar	308	09/19/16	75,417,650	96,516
90-Day Eurodollar	48	12/19/16	11,717,400	(36,994)
U.S. Treasury 10-Year Note	1,174	03/20/14	144,457,037	(2,675,921)
U.S. Treasury 5-Year Note	2,381	03/31/14	284,083,063	(3,640,537)
			$3,207,990,973	$(4,846,089)

ING PIMCO Total Return Bond Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2013

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.21	Sell	1.000	12/20/18	USD 8,200,000	$146,788	$76,819
iTraxx Europe Series 20	Sell	1.000	12/20/18	EUR 15,000,000	293,810	273,104
					$440,598	$349,923

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

ING PIMCO Total Return Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD 2,218,347	$36,232	$—	$36,232
Deutsche Bank AG	CMBX.NA.AAA.4	Sell	0.350	02/17/51	USD 1,478,110	(23,077)	(39,312)	16,235
Goldman Sachs & Co.	CMBX.NA.AAA.4	Sell	0.350	02/17/51	USD 2,364,975	(36,923)	(61,442)	24,519
						$(23,768)	$(100,754)	$76,986

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/13 (%)(4)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD 500,000	$1,653	$(2,018)	$3,671
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	0.895	USD 1,000,000	1,813	(5,333)	7,146
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	03/20/16	1.051	USD 21,100,000	(23,551)	(61,318)	37,767
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	1.166	USD 9,100,000	(36,942)	(12,541)	(24,401)
Credit Suisse Group AG	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD 2,000,000	6,613	(14,808)	21,421
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD 500,000	1,653	(1,884)	3,537
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD 3,000,000	9,920	(23,400)	33,320
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.776	USD 5,700,000	18,848	(17,671)	36,519
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.895	USD 1,800,000	3,263	(6,134)	9,397
JPMorgan Chase & Co.	Federative Republic of Brazil	Sell	1.000	03/20/17	1.399	USD 100,000	(1,259)	(853)	(406)
UBS AG	Federative Republic of Brazil	Sell	1.000	09/20/15	0.895	USD 500,000	906	(1,620)	2,526
Citigroup, Inc.	General Electric Capital Corp.	Sell	3.850	03/20/14	0.177	USD 7,000,000	56,366	—	56,366
Deutsche Bank AG	General Electric Capital Corp.	Sell	1.000	09/20/15	0.282	USD 1,200,000	14,913	12,594	2,319
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/14	0.135	USD 14,400,000	122,015	(108,880)	230,895
Credit Suisse Group AG	Metlife Inc.	Sell	1.000	12/20/14	0.135	USD 8,100,000	68,634	(40,910)	109,544
Barclays Bank PLC	Morgan Stanley	Sell	1.000	09/20/14	0.363	USD 5,600,000	25,943	(55,028)	80,971
Credit Suisse Group AG	Morgan Stanley	Sell	1.000	09/20/14	0.363	USD 6,500,000	30,113	(61,739)	91,852
Citigroup, Inc.	People’s Republic of China	Sell	1.000	06/20/15	0.213	USD 1,300,000	15,134	6,052	9,082
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/15	0.213	USD 4,000,000	46,566	19,179	27,387
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/16	0.328	USD 300,000	4,986	1,549	3,437
Deutsche Bank AG	Republic of Indonesia	Sell	1.000	09/20/15	0.929	USD 600,000	735	(4,720)	5,455
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.079	USD 1,300,000	17,743	3,356	14,387
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	0.240	USD 1,500,000	13,979	(8,163)	22,142
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	0.318	USD 1,000,000	11,811	(5,161)	16,972
Citigroup, Inc.	United Mexican States	Sell	1.000	06/20/16	0.413	USD 9,100,000	132,209	—	132,209
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	0.240	USD 1,000,000	9,319	(5,442)	14,761
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/16	0.359	USD 6,500,000	92,676	(20,842)	113,518
Deutsche Bank AG	United Mexican States	Sell	1.000	06/20/16	0.413	USD 9,400,000	136,568	10,848	125,720
HSBC	United Mexican States	Sell	1.000	09/20/16	0.456	USD 300,000	4,439	1,450	2,989
HSBC	United Mexican States	Sell	1.000	12/20/16	0.492	USD 200,000	3,012	1,868	1,144
JPMorgan Chase & Co.	United Mexican States	Sell	1.000	09/20/16	0.456	USD 400,000	5,919	2,014	3,905
JPMorgan Chase & Co.	United Mexican States	Sell	1.000	12/20/16	0.492	USD 2,300,000	34,640	29,887	4,753
UBS AG	United States Treasury Note	Sell	0.250	09/20/15	0.315	EUR 13,700,000	(21,230)	(63,322)	42,092
							$809,407	$(432,990)	$1,242,397

(1)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO Total Return Bond Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 6-month JPY-LIBOR and pay a fixed rate equal to 1.000%%	09/18/23	JPY 7,730,000,000	$(654,974)	$(438,216)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.750%	06/19/43	USD 181,800,000	39,725,128	27,037,417
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 3-month USB-LIBOR-BBA	03/18/16	USD 883,400,000	5,850,762	(1,099,859)
Receive a fixed rate equal to 3.000% and pay a floating rate based on the 3-month USB-LIBOR-BBA	09/21/17	USD 158,000,000	771,237	(797,153)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USB-LIBOR-BBA	10/15/17	USD 200,200,000	(2,777,560)	(2,541,595)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.500%	12/18/43	USD 41,400,000	3,339,105	1,298,606
			$46,253,698	$23,459,200

ING PIMCO Total Return Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 9.130% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Deutsche Bank AG	01/02/17	BRL 3,000,000	$(76,671)	$8,838	$(85,509)
Receive a fixed rate equal to 10.630% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Deutsche Bank AG	01/02/17	BRL 1,000,000	(11,320)	230	(11,550)
Receive a fixed rate equal to 10.630% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/17	BRL 1,800,000	(20,602)	1,910	(22,512)
Receive a fixed rate equal to 9.095% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/17	BRL 2,000,000	(52,474)	—	(52,474)
Receive a fixed rate equal to 9.140% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/17	BRL 1,000,000	(25,654)	2,731	(28,385)
Receive a fixed rate equal to 10.630% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/17	BRL 800,000	(9,056)	1,960	(11,016)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 8.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG	01/02/17	BRL 3,900,000	$(107,806)	$865	$(108,671)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN 11,100,000	22,673	2,983	19,690
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN 1,700,000	(51)	(739)	688
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN 122,400,000	161,602	(38,426)	200,028
Receive a fixed rate equal to 6.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	06/05/23	MXN 5,100,000	(22,637)	(8,410)	(14,227)
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	06/05/23	MXN 2,200,000	(13,021)	(5,968)	(7,053)
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: BNP Paribas Bank	06/05/23	MXN 2,500,000	(14,797)	(3,047)	(11,750)
Receive a fixed rate equal to 8.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN 23,500,000	201,908	—	201,908
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Deutsche Bank AG	06/05/23	MXN 5,100,000	(30,186)	(8,140)	(22,046)
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Goldman Sachs & Co.	06/05/23	MXN 5,300,000	(31,370)	(12,366)	(19,004)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN 30,300,000	61,891	7,231	54,660
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN 100,600,000	132,820	(19,581)	152,401
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN 5,300,000	(160)	(2,539)	2,379
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	06/11/18	MXN 90,000,000	(95,723)	(128,554)	32,831
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/02/22	MXN 80,200,000	(497,734)	(142,618)	(355,116)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.750% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	06/05/23	MXN 6,400,000	$(37,881)	$(9,975)	$(27,906)
Receive a fixed rate equal to 6.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: JPMorgan Chase & Co.	06/05/23	MXN 7,300,000	(32,402)	(28,819)	(3,583)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN 18,000,000	36,788	5,545	31,243
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/13/17	MXN 48,000,000	63,373	(15,491)	78,864
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	06/11/18	MXN 57,000,000	(60,680)	(82,681)	22,001
Receive a fixed rate equal to 6.350% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	06/02/21	MXN 104,100,000	(1,175)	109,924	(111,099)
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/02/22	MXN 63,700,000	(395,373)	(107,663)	(287,710)
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: UBS AG	09/13/17	MXN 10,000,000	13,203	(1,196)	14,399
			$(842,515)	$(473,996)	$(368,519)

ING PIMCO Total Return Bond Portfolio Written Options Open on December 31, 2013:

Exchange-Traded Options

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Eurodollar 3-year Mid-Curve Option	97.38	03/14/14	242	$85,018	$(121,000)
				$85,018	$(121,000)

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2013:

Written Swaptions on CDS Indices

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Strike Price	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	BNP Paribas Bank	iTraxx Europe Series 20 Version 1	Pay	1.100%	03/19/14	EUR 4,200,000	$10,477	$(1,905)
Put OTC Swaption	BNP Paribas Bank	CDX.NA.IG.21	Pay	0.900%	03/19/14	USD 7,100,000	8,663	(3,162)
Put OTC Swaption	JPMorgan Chase & Co.	CDX.NA.IG.21	Pay	0.900%	03/19/14	USD 4,100,000	6,765	(1,826)
Call OTC Swaption	BNP Paribas Bank	iTraxx Europe Series 20 Version 1	Receive	0.700%	03/19/14	EUR 4,200,000	4,018	(10,930)
Call OTC Swaption	BNP Paribas Bank	CDX.NA.IG.21	Receive	0.600%	03/19/14	USD 7,100,000	4,260	(6,712)
Call OTC Swaption	JPMorgan Chase & Co.	CDX.NA.IG.21	Receive	0.600%	03/19/14	USD 4,100,000	1,640	(3,876)
							$35,823	$(28,411)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2013:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	EUR-EURIBOR Reuters	Pay	0.400%	03/12/14	EUR 13,300,000	$29,140	$(3,740)
Put OTC Swaption	Goldman Sachs & Co.	EUR-EURIBOR Reuters	Pay	0.400%	03/12/14	EUR 13,200,000	27,219	(3,712)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.100%	03/03/14	USD 5,000,000	60,000	(70,379)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.900%	03/17/14	USD 8,100,000	129,600	(227,814)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.100%	03/03/14	USD 16,100,000	224,651	(226,619)
Put OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Pay	1.900%	05/06/14	USD 16,400,000	139,482	(205,937)
Put OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Pay	2.000%	01/27/14	USD 148,800,000	940,570	(222,208)
Put OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Pay	2.000%	03/31/14	USD 50,100,000	54,710	(90,663)
Put OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Pay	1.800%	03/03/14	USD 137,200,000	740,880	(1,212,317)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.800%	01/27/14	USD 25,200,000	118,950	(124,181)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.000%	03/31/14	USD 150,100,000	394,013	(271,627)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.500%	01/27/14	USD 4,600,000	36,570	(2,231)
Call OTC Swaption	Barclays Bank PLC	EUR-EURIBOR Reuters	Receive	0.400%	03/12/14	EUR 13,300,000	25,711	(19,024)
Call OTC Swaption	Goldman Sachs & Co.	EUR-EURIBOR Reuters	Receive	0.400%	03/12/14	EUR 13,200,000	27,219	(18,880)
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Receive	2.650%	03/03/14	USD 5,000,000	21,500	(1,601)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	2.400%	03/17/14	USD 8,100,000	25,110	(423)
Call OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Receive	1.400%	01/27/14	USD 148,800,000	269,617	(897)
Call OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Receive	1.400%	05/06/14	USD 16,400,000	42,230	(4,889)
Call OTC Swaption	Goldman Sachs & Co.	3-month USD-LIBOR-BBA	Receive	2.600%	03/03/14	USD 8,300,000	49,385	(1,602)
Call OTC Swaption	JPMorgan Chase & Co.	3-month USD-LIBOR-BBA	Receive	1.400%	03/03/14	USD 137,200,000	96,040	(10,781)
Call OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Receive	1.300%	01/27/14	USD 25,200,000	26,700	(9)
Call OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Receive	1.400%	05/06/14	USD 21,500,000	52,675	(6,410)
Call OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Receive	2.500%	01/27/14	USD 4,600,000	27,600	(4)
Call OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Receive	2.500%	03/03/14	USD 12,800,000	46,720	(833)
Total Written Swaptions							$3,606,292	$(2,726,781)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,362,644
Credit contracts	Upfront payments paid on OTC swap agreements	88,797
Interest rate contracts	Upfront payments paid on OTC swap agreements	142,217
Credit contracts	Unrealized appreciation on OTC swap agreements	1,344,190
Interest rate contracts	Unrealized appreciation on OTC swap agreements	811,092
Interest rate contracts	Net Assets — Unrealized appreciation*	2,286,734
Credit contracts	Net Assets — Unrealized appreciation**	349,923
Interest rate contracts	Net Assets — Unrealized appreciation**	28,336,023
Total Asset Derivatives		$35,721,620

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,807,842
Credit contracts	Upfront payments received on OTC swap agreements	622,541
Interest rate contracts	Upfront payments received on OTC swap agreements	616,213
Credit contracts	Unrealized depreciation on OTC swap agreements	24,807
Interest rate contracts	Unrealized depreciation on OTC swap agreements	1,179,611
Interest rate contracts	Net Assets — Unrealized depreciation*	7,132,823
Interest rate contracts	Net Assets — Unrealized depreciation**	4,876,823
Credit contracts	Written options, at fair value	28,411
Interest rate contracts	Written options, at fair value	2,847,781
Total Liability Derivatives		$24,136,852

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$4,162,212	$63,558	$4,225,770
Foreign exchange contracts	3,897,410	—	—	179,969	4,077,379
Interest rate contracts	—	(1,576,431)	15,024,912	6,232,431	19,680,912
Total	$3,897,410	$(1,576,431)	$19,187,124	$6,475,958	$27,984,061

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$(2,581,371)	$7,412	$(2,573,959)
Foreign exchange contracts	2,648,280	—	—	—	2,648,280
Interest rate contracts	—	(5,608,098)	18,576,857	(1,315,485)	11,653,274
Total	$2,648,280	$(5,608,098)	$15,995,486	$(1,308,073)	$11,727,595

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	Morgan Stanley	Royal Bank of Scotland Group PLC	UBS AG	Totals
Assets:
Forward foreign currency contracts	$692,327	$549,968	$213,116	$7,664	$97,279	$—	$463,567	$98,348	$167,850	$—	$72,525	$2,362,644
Credit default swap agreements	27,596	—	353,327	105,360	254,211	55,628	39,482	40,559	—	51,552	906	928,621
Interest rate swap agreements	184,275	—	201,908	—	—	—	194,711	—	100,161	—	13,203	694,258
Total Assets	$904,198	$549,968	$768,351	$113,024	$351,490	$55,628	$697,760	$138,907	$268,011	$51,552	$86,634	$3,985,523
Liabilities:
Forward foreign currency contracts	$703,862	$33,440	$89,143	$1,207,940	$875,122	$—	$9,125	$3,557,810	$218,107	$109,461	$3,832	$6,807,842
Credit default swap agreements	—		60,493	—	23,077	36,923	—	1,259	—	—	21,230	142,982
Interest rate swap agreements	35,709	14,797	—	—	118,177	104,446	631,498	32,402	491,938	—	107,806	1,536,773
Written options	22,764	22,709	71,980	—	454,856	548,788	—	1,228,800	402,227	3,068	—	2,755,192
Total Liabilities	$762,335	$70,946	$221,616	$1,207,940	$1,471,232	$690,157	$640,623	$4,820,271	$1,112,272	$112,529	$132,868	$11,242,789

Net OTC derivative instruments by counterparty, at fair value	$141,863	$479,022	$546,735	$(1,094,916)	$(1,119,742)	$(634,529)	$57,137	$(4,681,364)	$(844,261)	$(60,977)	$(46,234)	$(7,257,266)

Total collateral pledged by Portfolio/(Received from counterparty)	$(250,000)	$—	$(879,000)	$—	$—	$—	$—	$—	$(1,665,000)	$—	$—	$(2,794,000)

Net Exposure(1)	$(108,137)	$479,022	$(332,265)	$(1,094,916)	$(1,119,742)	$(634,529)	$57,137	$(4,681,364)	$(2,509,261)	$(60,977)	$(46,234)	$(10,051,266)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 66.6%
		Consumer Discretionary: 7.6%
241,279	@	Autozone, Inc.	$115,316,885	2.1
937,700		Delphi Automotive PLC	56,383,901	1.1
726,950	@	Dollar Tree, Inc.	41,014,519	0.8
782,800		Lowe’s Cos., Inc.	38,787,740	0.7
392,708	@	O’Reilly Automotive, Inc.	50,545,447	0.9
609,710	@	TRW Automotive Holdings Corp.	45,356,327	0.8
1,029,705		Other Securities	63,145,591	1.2
			410,550,410	7.6

		Consumer Staples: 7.1%
1,449,873		General Mills, Inc.	72,363,161	1.3
1,444,888		Mondelez International, Inc.	51,004,546	0.9
1,155,366		Nestle S.A.	84,676,845	1.6
735,497		Philip Morris International, Inc.	64,083,854	1.2
990,973		Procter & Gamble Co.	80,675,112	1.5
915,334		Other Securities	35,053,106	0.6
			387,856,624	7.1

		Energy: 2.0%
540,200		Apache Corp.	46,424,788	0.8
321,744		Range Resources Corp.	27,126,237	0.5
410,727		Other Securities	36,902,968	0.7
			110,453,993	2.0

		Financials: 12.2%
904,000		American Tower Corp.	72,157,280	1.3
1,288,169	@	Invesco Ltd.	46,889,352	0.9
1,030,710		JPMorgan Chase & Co.	60,275,921	1.1
2,765,700		Marsh & McLennan Cos., Inc.	133,749,252	2.5
1,450,000		State Street Corp.	106,415,500	2.0
3,503,233		TD Ameritrade Holding Corp.	107,339,059	2.0
1,235,200		US Bancorp.	49,902,080	0.9
1,619,511		XL Group PLC	51,565,230	0.9
323,700		Other Securities	32,943,546	0.6
			661,237,220	12.2

		Health Care: 11.9%
717,500		Allergan, Inc.	79,699,900	1.5
1,144,870		Densply International, Inc.	55,503,298	1.0
2,892,124		Pfizer, Inc.	88,585,758	1.6
1,705,768		Thermo Fisher Scientific, Inc.	189,937,267	3.5
1,764,024		UnitedHealth Group, Inc.	132,831,007	2.5
881,513		Zoetis, Inc.	28,816,660	0.5
702,690		Other Securities	71,875,145	1.3
			647,249,035	11.9

COMMON STOCK: (continued)
		Industrials: 10.1%
306,700		Boeing Co.	$41,861,483	0.8
2,968,891		Danaher Corp.	229,198,385	4.2
1,170,000		Iron Mountain, Inc.	35,509,500	0.7
1,125,400	@	Tyco International Ltd.	46,186,416	0.8
1,478,575		United Technologies Corp.	168,261,835	3.1
335,133		Other Securities	26,717,933	0.5
			547,735,552	10.1

		Information Technology: 8.4%
2,454,414	@	Fiserv, Inc.	144,933,147	2.7
75,700	@	Google, Inc. — Class A	84,837,747	1.5
215,000		International Business Machines Corp.	40,327,550	0.7
1,075,310	@	NXP Semiconductor NV	49,388,988	0.9
882,360	@	TE Connectivity Ltd.	48,626,860	0.9
1,713,323		Texas Instruments, Inc.	75,232,013	1.4
174,700		Other Securities	14,363,834	0.3
			457,710,139	8.4

		Telecommunication Services: 1.8%
948,300	@	Crown Castle International Corp.	69,633,669	1.3
293,400	@	SBA Communications Corp.	26,359,056	0.5
			95,992,725	1.8

		Utilities: 5.5%
857,353		Entergy Corp.	54,244,724	1.0
2,641,737		Pacific Gas & Electric Co.	106,409,167	1.9
3,120,949		Xcel Energy, Inc.	87,199,315	1.6
1,333,000		Other Securities	52,534,090	1.0
			300,387,296	5.5

		Total Common Stock (Cost $2,790,423,216)	3,619,172,994	66.6

PREFERRED STOCK: 0.2%
		Financials: 0.2%
205,000	@, P	US Bancorp Series F	5,610,850	0.1
166,000	@, P	US Bancorp Series G	4,365,800	0.1
			9,976,650	0.2

		Utilities: 0.0%
160,000		Other Securities	3,216,000	0.0

		Total Preferred Stock (Cost $13,275,000)	13,192,650	0.2

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 22.1%
		Communications: 6.0%
11,765,000		Crown Castle International Corp., 5.250%-7.125%, 11/01/19-01/15/23	$12,499,175	0.2
42,407,525		Crown Castle Operating Co. — TL B 1L, 3.250%, 01/31/19	42,503,917	0.8
5,400,000	#	Intelsat Jackson Holdings SA, 5.500%, 08/01/23	5,157,000	0.1
45,069,466		INTELSAT TL 4/2/18, 3.750%, 06/30/19	45,312,300	0.8
CHF 383,333	#	Matterhorn Mobile SA, 5.396%, 05/15/19	436,168	0.0
CHF 1,520,000	#	Matterhorn Mobile SA, 6.750%, 05/15/19	1,857,295	0.0
15,870,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	19,163,025	0.4
5,215,000	#	Telesat Canada / Telesat, LLC, 6.000%, 05/15/17	5,443,156	0.1
EUR 2,000,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	3,006,081	0.0
3,925,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	3,826,875	0.1
4,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	4,916,250	0.1
4,075,000	#	Univision Communications, Inc., 5.125%, 05/15/23	4,090,281	0.1
6,575,000	#	Univision Communications, Inc., 6.750%, 09/15/22	7,232,500	0.1
6,950,000	#	Univision Communications, Inc., 6.875%, 05/15/19	7,462,563	0.1
2,075,000	#	Univision Communications, Inc., 7.875%, 11/01/20	2,290,281	0.1
31,375,000		UPC Financing Partnership, 3.250%, 06/30/21	31,360,285	0.6
4,175,000	#	UPC Holding BV, 9.875%, 04/15/18	4,488,125	0.1
9,675,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	10,328,062	0.2
14,360,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	15,652,400	0.3
11,700,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	12,489,750	0.2

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
9,400,000	#	Verizon Communications, Inc., 0.442%, 03/06/15	$9,386,812	0.2
72,842,534		Other Securities	75,149,244	1.4
			324,051,545	6.0

		Consumer, Cyclical: 5.6%
2,250,000	#	Continental Airlines, Inc., 6.750%, 09/15/15	2,331,562	0.0
2,805,000	#	Daimler Finance North America LLC, 1.102%, 08/01/18	2,823,244	0.1
106,870,040		Dunkin’ Brands, Inc. — TL B3 1L, 3.750%, 02/14/20	107,394,879	2.0
2,950,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	3,363,000	0.0
3,250,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	3,672,500	0.1
2,025,000	#	TRW Automotive, Inc., 4.500%, 03/01/21	2,055,375	0.0
166,162,520		Other Securities	183,137,711	3.4
			304,778,271	5.6

		Consumer, Non-cyclical: 3.1%
1,750,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,898,750	0.0
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,060,000	0.0
3,340,000	#	Heineken NV, 0.800%, 10/01/15	3,342,371	0.1
84,649,625		HJ Heinz Co., 3.500%, 06/05/20	85,404,361	1.6
5,865,000	#	SABMiller Holdings, Inc., 0.932%, 08/01/18	5,900,642	0.1
5,950,000	#	SABMiller Holdings, Inc., 2.200%, 08/01/18	5,944,115	0.1
2,820,000		Zoetis, Inc., 1.150%–1.875%, 02/01/16–02/01/18	2,814,086	0.0
65,734,928		Other Securities	65,138,684	1.2
			171,503,009	3.1

		Energy: 3.4%
49,875,000		Range Resources Corp., 5.000%–8.000%, 05/15/19–03/15/23	51,023,500	1.0
6,675,000	#	Targa Resources Partners L.P., 4.250%, 11/15/23	6,007,500	0.1
121,265,885		Other Securities(a)	126,284,001	2.3
			183,315,001	3.4

		Financials: 2.5%
2,775,000	#	American Honda Finance Corp., 0.339%, 11/13/14	2,778,058	0.1

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
2,000,000	#	American Honda Finance Corp., 0.364%, 04/08/14	$2,000,732	0.0
5,395,000		American Tower Corp., 3.500%–5.000%, 04/01/15–02/15/24	5,276,141	0.1
1,125,000	#	CIT Group, Inc., 5.250%, 04/01/14	1,139,063	0.0
29,900,000		E*TRADE Financial Corp., 6.000%–6.750%, 06/01/16–11/15/19	32,151,969	0.6
88,796,000		Other Securities	92,784,084	1.7
			136,130,047	2.5

		Industrials: 0.9%
1,300,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	1,373,125	0.0
7,875,000		United Technologies Corp., 0.739%, 06/01/15	7,927,164	0.2
36,140,000		Other Securities	38,001,509	0.7
			47,301,798	0.9

		Technology: 0.3%
17,575,000	#	NXP BV / NXP Funding LLC, 3.750%–5.750%, 06/01/18–03/15/23	18,058,875	0.3

		Utilities: 0.3%
2,528,000	#	Calpine Corp., 7.500%, 02/15/21	2,771,320	0.1
12,150,000		Other Securities	13,142,596	0.2
			15,913,916	0.3

		Total Corporate Bonds/Notes (Cost $1,174,886,027)	1,201,052,462	22.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.4%
19,520,000		Other Securities	19,612,447	0.4

		Total Collateralized Mortgage Obligations (Cost $19,520,000)	19,612,447	0.4

FOREIGN GOVERNMENT BONDS: 0.2%
10,634,000		Other Securities	10,515,644	0.2

		Total Foreign Government Bonds (Cost $10,599,865)	10,515,644	0.2

ASSET-BACKED SECURITIES: 0.2%
		Automobile Asset-Backed Securities: 0.2%
9,640,000		Other Securities	9,651,397	0.2

		Total Asset-Backed Securities (Cost $9,639,607)	9,651,397	0.2

U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Notes: 5.2%
108,375,000		2.500%, due 08/15/23	$103,891,851	1.9
185,900,000		2.750%, due 11/15/23	181,557,562	3.3

		Total U.S. Treasury Obligations (Cost $286,924,812)	285,449,413	5.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.4%
		Federal Home Loan Mortgage Corporation: 0.5%##
31,195,635		Other Securities	31,236,809	0.5

		Federal National Mortgage Association: 0.9%##
47,674,856		0.565%-0.715%, due 03/25/42-10/25/42	47,636,830	0.9

		Total U.S. Government Agency Obligations (Cost $79,068,290)	78,873,639	1.4

		Total Long-Term Investments (Cost $4,384,336,817)	5,237,520,646	96.3

SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 0.0%
805,944		Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $805,945, collateralized by various U.S. Government Agency Obligations, 1.372%–8.500%, Market Value plus accrued interest $822,063, due 05/01/17–12/01/44) (Cost $805,944)	805,944	0.0

Shares			Value	Percentage of Net Assets

		Affiliated Investment Companies: 2.6%
138,105,049		T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $138,105,049)	138,105,049	2.6

		Total Short-Term Investments (Cost $138,910,993)	138,910,993	2.6

		Total Investments in Securities (Cost $4,523,247,810)	$5,376,431,639	98.9
		Assets in Excess of Other Liabilities	59,587,626	1.1
		Net Assets	$5,436,019,265	100.0

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (”FHFA“) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	EU Euro

Cost for federal income tax purposes is $4,523,682,551.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$866,086,083
Gross Unrealized Depreciation	(13,336,995)
Net Unrealized Appreciation	$852,749,088

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$410,550,410	$—	$—	$410,550,410
Consumer Staples	303,179,779	84,676,845	—	387,856,624
Energy	110,453,993	—	—	110,453,993
Financials	661,237,220	—	—	661,237,220
Health Care	647,249,035	—	—	647,249,035
Industrials	547,735,552	—	—	547,735,552
Information Technology	457,710,139	—	—	457,710,139
Telecommunication Services	95,992,725	—	—	95,992,725
Utilities	300,387,296	—	—	300,387,296
Total Common Stock	3,534,496,149	84,676,845	—	3,619,172,994
Preferred Stock	13,192,650	—	—	13,192,650
Corporate Bonds/Notes	—	1,201,052,462	—	1,201,052,462
Collateralized Mortgage Obligations	—	19,612,447	—	19,612,447
Short-Term Investments	138,105,049	805,944	—	138,910,993
U.S. Treasury Obligations	—	285,449,413	—	285,449,413
U.S. Government Agency Obligations	—	78,873,639	—	78,873,639
Asset-Backed Securities	—	9,651,397	—	9,651,397
Foreign Government Bonds	—	10,515,644	—	10,515,644
Total Investments, at fair value	$3,685,793,848	$1,690,637,791	$—	$5,376,431,639
Liabilities Table
Other Financial Instruments+
Written Options	$(4,896,121)	$(19,540,906)	$—	$(24,437,027)
Total Liabilities	$(4,896,121)	$(19,540,906)	$—	$(24,437,027)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
T. Rowe Price Reserve Investment Fund	$618,022,599	$1,204,302,815	$(1,684,220,365)	$—	$138,105,049	$335,604	$—	$—
	$618,022,599	$1,204,302,815	$(1,684,220,365)	$—	$138,105,049	$335,604	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2013:

Exchange-Traded Options

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Accenture PLC	80.00	01/17/15	832	$344,309	$(633,984)
Accenture PLC	85.00	01/17/15	832	226,791	(432,640)
JPMorgan Chase & Co.	45.00	01/18/14	8	2,088	(10,800)
Pfizer, Inc.	27.00	01/18/14	125	15,772	(46,250)
Philip Morris International Inc.	95.00	01/17/15	450	114,298	(79,650)
Philip Morris International Inc.	97.50	01/17/15	1,211	274,886	(147,742)
Procter & Gamble Co.	75.00	01/18/14	2,668	276,324	(1,744,872)
Procter & Gamble Co.	85.00	01/17/15	2,579	641,428	(851,070)
The Walt Disney Co.	55.00	01/18/14	3	963	(6,420)
The Walt Disney Co.	57.50	01/18/14	6	1,311	(11,340)
United Technologies Corp.	105.00	01/18/14	1,080	304,165	(918,000)
US Bancorp.	35.00	01/18/14	24	3,025	(13,008)
US Bancorp.	37.00	01/18/14	1	69	(345)
				$2,205,429	$(4,896,121)

ING T. Rowe Price Capital Appreciation Portfolio Written OTC Options on December 31, 2013:

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Securities
547	JPMorgan Chase & Co.	Apache Corp.	90.000	USD	01/18/14	$225,211	$(12,034)
576	Morgan Stanley	Apache Corp.	100.000	USD	01/17/15	316,274	(194,400)
288	Morgan Stanley	Apache Corp.	105.000	USD	01/17/15	115,657	(67,680)
231	Morgan Stanley	Apache Corp.	95.000	USD	01/17/15	174,075	(106,491)
288	Morgan Stanley	Apache Corp.	97.500	USD	01/17/15	182,495	(115,920)
1,090	JPMorgan Chase & Co.	Consolidated Edison, Inc.	60.000	USD	01/18/14	43,600	(4,360)
1,091	JPMorgan Chase & Co.	Consolidated Edison, Inc.	60.000	USD	01/18/15	171,287	(125,465)
463	Merrill Lynch	Danaher Corp.	70.000	USD	01/18/14	132,128	(336,138)
1,775	Merrill Lynch	Danaher Corp.	72.500	USD	01/18/14	321,133	(852,000)
177	Bank of America	Google Inc.	1,250.000	USD	01/17/15	740,407	(964,650)
133	Merrill Lynch	Google Inc.	850.000	USD	01/18/14	401,261	(3,584,616)
1,075	Morgan Stanley	International Business Machines Corp.	185.000	USD	01/17/15	1,114,515	(1,596,375)
1,075	Morgan Stanley	International Business Machines Corp.	190.000	USD	01/17/15	924,723	(1,338,375)
1,879	Bank of America	JPMorgan Chase & Co.	65.000	USD	01/17/15	364,260	(447,202)
1,879	Bank of America	JPMorgan Chase & Co.	67.500	USD	01/17/15	270,103	(330,704)
1,879	Bank of America	JPMorgan Chase & Co.	70.000	USD	01/17/15	195,427	(240,512)
295	Morgan Stanley	Kohl’s Corp.	50.000	USD	01/18/14	66,965	(190,570)
2,346	JPMorgan Chase & Co.	Lowe’s Companies Inc.	45.000	USD	01/18/14	336,723	(1,051,008)
586	JPMorgan Chase & Co.	Lowe’s Companies Inc.	46.000	USD	01/18/14	68,432	(214,476)
1,562	JPMorgan Chase & Co.	Lowe’s Companies Inc.	55.000	USD	01/17/15	354,106	(407,682)
1,066	Citigroup, Inc.	NRG Energy, Inc.	25.000	USD	01/18/14	186,539	(399,750)
1,066	Citigroup, Inc.	NRG Energy, Inc.	27.000	USD	01/18/14	122,462	(191,880)
2,634	Bank of America	Philip Morris International Inc.	95.000	USD	01/17/15	539,647	(466,218)
1,390	Bank of America	Philip Morris International Inc.	97.500	USD	01/17/15	260,785	(169,580)
427	JPMorgan Chase & Co.	Procter & Gamble Co.	95.000	USD	01/17/15	56,595	(42,060)
221	JPMorgan Chase & Co.	Simon Property Group, Inc.	165.000	USD	01/17/15	154,037	(120,445)
388	JPMorgan Chase & Co.	Simon Property Group, Inc.	170.000	USD	01/17/15	199,377	(161,020)

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Number of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
221	JPMorgan Chase & Co.	Simon Property Group, Inc.	175.000	USD	01/17/15	$92,157	$(69,615)
220	JPMorgan Chase & Co.	Simon Property Group, Inc.	180.000	USD	01/17/15	71,940	(48,950)
5,166	Citigroup, Inc.	Texas Instruments Incorporated	45.000	USD	01/17/15	1,034,307	(1,410,318)
1,751	JPMorgan Chase & Co.	The Proctor & Gamble Company	90.000	USD	01/17/15	300,277	(315,180)
427	JPMorgan Chase & Co.	The Proctor & Gamble Company	92.500	USD	01/17/15	77,573	(58,499)
2,097	JPMorgan Chase & Co.	The Walt Disney Co.	70.000	USD	01/18/14	433,126	(1,375,632)
3,387	Bank of America	U.S. Bancorp	42.000	USD	01/17/15	382,566	(548,694)
1,222	Citigroup, Inc.	United Technologies Corp.	120.000	USD	01/17/15	475,497	(647,660)
1,222	Citigroup, Inc.	United Technologies Corp.	125.000	USD	01/17/15	331,297	(433,810)
874	Merrill Lynch	UnitedHealth Group Inc.	65.000	USD	01/18/14	160,926	(882,740)
791	Morgan Stanley	Zoetis Inc.	34.000	USD	01/18/14	73,264	(11,865)
1,583	Morgan Stanley	Zoetis Inc.	35.000	USD	01/18/14	79,944	(6,332)
			Total Written OTC Options			$11,551,098	$(19,540,906)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$24,437,027
Total Liability Derivatives		$24,437,027

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$10,373,459
Total	$10,373,459

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(10,906,075)
Total	$(10,906,075)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Bank of America	Citigroup, Inc.	JPMorgan Chase & Co.	Merrill Lynch	Morgan Stanley	Totals
Liabilities:
Written options	$3,167,560	$3,083,418	$4,006,426	$5,655,494	$3,628,008	$19,540,906
Total Liabilities	$3,167,560	$3,083,418	$4,006,426	$5,655,494	$3,628,008	$19,540,906

Net OTC derivative instruments by counterparty, at fair value	$(3,167,560)	$(3,083,418)	$(4,006,426)	$(5,655,494)	$(3,628,008)	$(19,540,906)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(3,167,560)	$(3,083,418)	$(4.006.426)	$(5,655,494)	$(3,628,008)	$(19,540,906)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.1%
		Consumer Discretionary: 11.3%
372,500		Carnival Corp.	$14,963,325	0.9
326,800		Kohl’s Corp.	18,545,900	1.1
375,400		Mattel, Inc.	17,861,532	1.1
284,466		Time Warner, Inc.	19,832,970	1.2
3,536,484		Other Securities	117,421,047	7.0
			188,624,774	11.3

		Consumer Staples: 4.9%
425,300		Archer-Daniels-Midland Co.	18,458,020	1.1
337,200		Campbell Soup Co.	14,594,016	0.9
184,000		Clorox Co.	17,067,840	1.0
170,200		PepsiCo, Inc.	14,116,388	0.8
703,300		Other Securities	17,646,499	1.1
			81,882,763	4.9

		Energy: 14.7%
182,400		Anadarko Petroleum Corp.	14,467,968	0.9
341,200		Apache Corp.	29,322,728	1.8
307,690		Chevron Corp.	38,433,558	2.3
316,324		ExxonMobil Corp.	32,011,989	1.9
227,300		Hess Corp.	18,865,900	1.1
264,400		Murphy Oil Corp.	17,154,272	1.0
330,900		Royal Dutch Shell PLC — Class A ADR	23,583,243	1.4
186,300		Schlumberger Ltd.	16,787,493	1.0
1,897,403		Other Securities	54,216,222	3.3
			244,843,373	14.7

		Financials: 18.8%
341,100		Allstate Corp.	18,603,594	1.1
204,200		American Express Co.	18,527,066	1.1
1,661,919		Bank of America Corp.	25,876,079	1.5
770,144		JPMorgan Chase & Co.	45,038,021	2.7
359,400		Legg Mason, Inc.	15,626,712	0.9
433,300		Marsh & McLennan Cos., Inc.	20,954,388	1.3
255,700		Northern Trust Corp.	15,825,273	0.9
284,300		PNC Financial Services Group, Inc.	22,055,994	1.3
432,700		SunTrust Bank	15,927,687	1.0
696,200		US Bancorp.	28,126,480	1.7
757,500		Wells Fargo & Co.	34,390,500	2.1
1,688,928		Other Securities	52,766,278	3.2
			313,718,072	18.8

		Health Care: 6.6%
333,400		Bristol-Myers Squibb Co.	17,720,210	1.1
263,500		Johnson & Johnson	24,133,965	1.4
376,600		Merck & Co., Inc.	18,848,830	1.1
698,576		Pfizer, Inc.	21,397,383	1.3
710,494		Other Securities	27,838,271	1.7
			109,938,659	6.6

COMMON STOCK: (continued)
		Industrials: 15.0%
141,000		Boeing Co.	$19,245,090	1.1
289,200		Emerson Electric Co.	20,296,056	1.2
1,779,700		General Electric Co.	49,884,991	3.0
236,800		Honeywell International, Inc.	21,636,416	1.3
283,600		Illinois Tool Works, Inc.	23,845,088	1.4
193,200		Norfolk Southern Corp.	17,934,756	1.1
426,100	@	United Continental Holdings, Inc.	16,119,363	1.0
178,100		United Parcel Service, Inc. — Class B	18,714,748	1.1
1,433,411		Other Securities	63,411,638	3.8
			251,088,146	15.0

		Information Technology: 9.5%
37,000		Apple, Inc.	20,761,070	1.3
852,400		Corning, Inc.	15,189,768	0.9
951,900	@, X	Dell, Inc.	13,088,625	0.8
232,800		Harris Corp.	16,251,768	1.0
534,200		Microsoft Corp.	19,995,106	1.2
2,515,200		Other Securities	72,410,282	4.3
			157,696,619	9.5

		Materials: 4.8%
457,093		International Paper Co.	22,411,270	1.3
284,700		Nucor Corp.	15,197,286	0.9
1,035,400		Other Securities	42,783,634	2.6
			80,392,190	4.8

		Telecommunication Services: 3.4%
669,103		AT&T, Inc.	23,525,661	1.4
284,550		Verizon Communications, Inc.	13,982,787	0.8
2,371,625		Other Securities	19,798,316	1.2
			57,306,764	3.4

		Utilities: 5.1%
266,172		Duke Energy Corp.	18,368,530	1.1
225,000		Entergy Corp.	14,235,750	0.8
554,900		NiSource, Inc.	18,245,112	1.1
1,406,600		Other Securities	34,293,466	2.1
			85,142,858	5.1

		Total Common Stock (Cost $1,098,470,869)	1,570,634,218	94.1

PREFERRED STOCK: 0.1%
		Financials: 0.1%
15,050		Other Securities	843,402	0.1

		Total Preferred Stock (Cost $752,500)	843,402	0.1

		Total Long-Term Investments (Cost $1,099,223,369)	1,571,477,620	94.2

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.7%
	Affiliated Investment Companies: 5.7%
95,845,730	T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $95,845,730)	$95,845,730	5.7

	Total Short-Term Investments (Cost $95,845,730)	95,845,730	5.7

	Total Investments in Securities (Cost $1,195,069,099)	$1,667,323,350	99.9
	Assets in Excess of Other Liabilities	2,204,364	0.1
	Net Assets	$1,669,527,714	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

Cost for federal income tax purposes is $1,209,489,152.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$503,461,492
Gross Unrealized Depreciation	(45,627,294)
Net Unrealized Appreciation	$457,834,198

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$188,624,774	$—	$—	$188,624,774
Consumer Staples	81,882,763	—	—	81,882,763
Energy	241,521,365	3,322,008	—	244,843,373
Financials	313,718,072	—	—	313,718,072
Health Care	101,195,051	8,743,608	—	109,938,659
Industrials	251,088,146	—	—	251,088,146
Information Technology	144,607,994	13,088,625	—	157,696,619
Materials	80,392,190	—	—	80,392,190
Telecommunication Services	44,974,407	12,332,357	—	57,306,764
Utilities	85,142,858	—	—	85,142,858
Total Common Stock	1,533,147,620	37,486,598	—	1,570,634,218
Preferred Stock	843,402	—	—	843,402
Short-Term Investments	95,845,730	—	—	95,845,730
Total Investments, at fair value	$1,629,836,752	$37,486,598	$—	$1,667,323,350

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
T. Rowe Price Reserve Investment Fund	$58,480,714	$275,073,366	$(237,708,350)	$—	$95,845,730	$52,703	$—	$—
	$58,480,714	$275,073,366	$(237,708,350)	$—	$95,845,730	$52,703	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Australia: 3.5%
671,610		Other Securities	$8,376,801	3.5

		Brazil: 4.0%
298,900		BR Malls Participacoes S.A.	2,160,112	0.9
192,850		Itau Unibanco Holding S.A.	2,562,614	1.1
296,700		Other Securities	4,737,001	2.0
			9,459,727	4.0

		Canada: 2.1%
17,100	@	Valeant Pharmaceuticals International, Inc.	2,006,121	0.8
207,400		Other Securities(a)	2,955,496	1.3
			4,961,617	2.1

		China: 5.0%
16,500	@	Baidu.com ADR	2,935,020	1.2
3,142,330		Other Securities(a)	8,987,407	3.8
			11,922,427	5.0

		Denmark: 0.7%
14,417		Other Securities	1,595,295	0.7

		France: 5.1%
101,762		AXA S.A.	2,833,840	1.2
70,435		Eutelsat Communications	2,197,748	0.9
22,994		Schneider Electric S.A.	2,006,040	0.8
76,038		Other Securities	5,101,150	2.2
			12,138,778	5.1

		Germany: 3.7%
20,651		Bayer AG	2,899,631	1.2
15,471		Fresenius AG	2,379,055	1.0
23,254		SAP AG	2,016,633	0.9
7,739		Other Securities	1,436,332	0.6
			8,731,651	3.7

		Hong Kong: 3.7%
637,000		AIA Group Ltd.	3,206,332	1.3
39,600		Jardine Matheson Holdings Ltd.	2,074,457	0.9
1,059,500		Other Securities	3,500,939	1.5
			8,781,728	3.7

		India: 3.3%
161,732		Housing Development Finance Corp.	2,082,392	0.9
1,247,955		Other Securities(a)	5,727,077	2.4
			7,809,469	3.3

		Indonesia: 0.5%
5,667,000		Other Securities	1,276,216	0.5

		Ireland: 0.5%
101,988		Other Securities	1,183,645	0.5

		Japan: 12.9%
56,800		FamilyMart Co., Ltd.	2,594,995	1.1
82,200		Japan Tobacco, Inc.	2,674,686	1.1
67,000		Mitsubishi Estate Co., Ltd.	2,005,045	0.8
50,400		Nippon Telegraph & Telephone Corp.	2,714,564	1.1

COMMON STOCK: (continued)
		Japan: (continued)
72,300		Olympus Corp.	$2,293,121	1.0
26,100		Softbank Corp.	2,290,295	1.0
170,800		Sumitomo Corp.	2,146,637	0.9
993,200		Other Securities	13,915,847	5.9
			30,635,190	12.9

		Malaysia: 0.7%
1,754,800		Other Securities	1,608,883	0.7

		Mexico: 0.5%
181,700		Other Securities	1,271,406	0.5

		Netherlands: 3.5%
25,374	@	ASML Holding NV	2,376,581	1.0
48,900	@	NXP Semiconductor NV	2,245,977	0.9
53,962	@	Royal Dutch Shell PLC — Class B	2,035,467	0.9
20,839		Other Securities	1,599,820	0.7
			8,257,845	3.5

		Portugal: 0.6%
70,342		Other Securities	1,375,455	0.6

		Qatar: 0.5%
23,978		Other Securities	1,132,560	0.5

		Russia: 0.7%
127,781		Other Securities	1,607,485	0.7

		South Africa: 1.0%
236,621		Other Securities	2,387,385	1.0

		South Korea: 2.0%
10,173		Other Securities	4,684,581	2.0

		Spain: 0.9%
177,968		Banco Bilbao Vizcaya Argentaria S.A.	2,201,569	0.9

		Sweden: 3.9%
37,838		Assa Abloy AB	2,003,299	0.9
72,848		Hexagon AB	2,304,346	1.0
77,637		Svenska Cellulosa AB SCA	2,391,830	1.0
100,469		Other Securities	2,466,744	1.0
			9,166,219	3.9

		Switzerland: 10.7%
31,510		Cie Financiere Richemont SA	3,147,769	1.3
129,676	@	Credit Suisse Group	4,002,240	1.7
29,973		Holcim Ltd.	2,240,921	1.0
39,489		Nestle S.A.	2,894,151	1.2
19,790		Sonova Holding AG — Reg	2,668,580	1.1
6,104		Syngenta AG	2,433,647	1.0
121,323		Other Securities	7,916,941	3.4
			25,304,249	10.7

		Taiwan: 1.8%
898,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,170,802	1.3
462,000		Other Securities	1,080,433	0.5
			4,251,235	1.8

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Thailand: 0.3%
599,600		Other Securities	$768,791	0.3

		Turkey: 0.5%
346,408		Other Securities	1,122,911	0.5

		United Arab Emirates: 0.8%
112,948		Other Securities	2,001,928	0.8

		United Kingdom: 17.4%
132,524		ARM Holdings PLC	2,409,680	1.0
640,838	@	Barclays PLC	2,897,809	1.2
148,654		British Sky Broadcasting PLC	2,077,631	0.9
92,033	@	Burberry Group PLC	2,318,811	1.0
189,058		Capita Group PLC	3,254,313	1.4
149,508	@	Compass Group PLC	2,400,345	1.0
138,893		Experian Group Ltd.	2,565,694	1.1
109,535	@	GlaxoSmithKline PLC	2,926,514	1.2
149,826	@	Rolls-Royce Holdings PLC	3,169,043	1.3
100,529	@	Standard Chartered PLC	2,270,655	1.0
201,976	@	WPP PLC	4,626,071	2.0
563,415		Other Securities	10,276,846	4.3
			41,193,412	17.4

		United States: 6.4%
26,240		Anheuser-Busch InBev Worldwide, Inc.	2,790,274	1.2
48,000	@	Avago Technologies Ltd.	2,538,720	1.1
42,600		Las Vegas Sands Corp.	3,359,862	1.4
36,200	@	Liberty Global PLC — Class A	3,221,438	1.4
17,165	@, X	Peixe Urbano, Inc.	127,145	0.0
2,600	@	Priceline.com, Inc.	3,022,240	1.3
41,200		Other Securities(a)	113,300	0.0
			15,172,979	6.4

		Total Common Stock (Cost $195,045,981)	230,381,437	97.2

PREFERRED STOCK: 0.0%
		United States: 0.0%
3,895	@, X	Peixe Urbano, Inc.	3,526	0.0

		Total Preferred Stock (Cost $128,227)	3,526	0.0

		Total Long-Term Investments (Cost $195,174,208)	230,384,963	97.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateralcc(1): 0.3%
851,255		Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $851,256, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–10.750%, Market Value plus accrued interest $868,280, due 01/02/14–03/01/47) (Cost $851,255)	$851,255	0.3

Shares			Value	Percentage of Net Assets
		Affiliated Investment Companies: 1.5%
3,487,213		T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $3,487,213)	3,487,213	1.5

		Total Short-Term Investments (Cost $4,338,468)	4,338,468	1.8

		Total Investments in Securities (Cost $199,512,676)	$234,723,431	99.0
		Assets in Excess of Other Liabilities	2,482,478	1.0
		Net Assets	$237,205,909	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $201,393,736.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$45,557,482
Gross Unrealized Depreciation	(12,227,787)
Net Unrealized Appreciation	$33,329,695

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	19.2%
Consumer Discretionary	17.1
Industrials	15.3
Information Technology	10.8
Consumer Staples	10.4
Health Care	9.0
Materials	5.7
Energy	4.7%
Telecommunication Services	4.6
Utilities	0.4
Short-Term Investments	1.8
Assets in Excess of Other Liabilities	1.0
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$1,799,735	$6,577,066	$—	$8,376,801
Brazil	9,459,727	—	—	9,459,727
Canada	4,961,617	—	—	4,961,617
China	4,461,104	7,461,323	—	11,922,427
Denmark	—	1,595,295	—	1,595,295
France	—	12,138,778	—	12,138,778
Germany	—	8,731,651	—	8,731,651
Hong Kong	—	8,781,728	—	8,781,728
India	—	7,809,469	—	7,809,469
Indonesia	—	1,276,216	—	1,276,216
Ireland	—	1,183,645	—	1,183,645
Japan	—	30,635,190	—	30,635,190
Malaysia	—	1,608,883	—	1,608,883
Mexico	1,271,406	—	—	1,271,406
Netherlands	2,245,977	6,011,868	—	8,257,845
Portugal	—	1,375,455	—	1,375,455
Qatar	1,132,560	—	—	1,132,560
Russia	1,607,485	—	—	1,607,485
South Africa	—	2,387,385	—	2,387,385
South Korea	—	4,684,581	—	4,684,581
Spain	—	2,201,569	—	2,201,569
Sweden	—	9,166,219	—	9,166,219
Switzerland	—	25,304,249	—	25,304,249
Taiwan	—	4,251,235	—	4,251,235
Thailand	—	768,791	—	768,791
Turkey	—	1,122,911	—	1,122,911
United Arab Emirates	—	2,001,928	—	2,001,928
United Kingdom	2,901,425	38,291,987	—	41,193,412
United States	12,255,560	2,790,274	127,145	15,172,979
Total Common Stock	42,096,596	188,157,696	127,145	230,381,437
Preferred Stock	—	—	3,526	3,526
Short-Term Investments	3,487,213	851,255	—	4,338,468
Total Investments, at fair value	$45,583,809	$189,008,951	$130,671	$234,723,431
Other Financial Instruments+
Forward Foreign Currency Contracts	—	182,150	—	182,150
Total Assets	$45,583,809	$189,191,101	$130,671	$234,905,581
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(14,210)	$—	$(14,210)
Total Liabilities	$—	$(14,210)	$—	$(14,210)

(1)	For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1, Level 2 and Level 3 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $5,020,446 and $4,371,033 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. In addition to the above, certain

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

securities valued at $19,397 have transferred from Level 2 to Level 3 as a result of being fair valued by the Pricing Committee due to signficiant unobservable inputs.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
T. Rowe Price Reserve Investment Fund	$1,000	$53,490,083	$(50,003,870)	$—	$3,487,213	$2,247	$—	$—
	$1,000	$53,490,083	$(50,003,870)	$—	$3,487,213	$2,247	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING T. Rowe Price International Stock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Merrill Lynch	Japanese Yen	598,991,000	Buy	01/07/14	$5,702,232	$5,688,022	$(14,210)
							$(14,210)
The Bank of New York Mellon Corp.	Japanese Yen	4,352,904	Sell	01/06/14	$41,537	$41,335	$202
Citigroup, Inc.	Japanese Yen	598,991,000	Sell	01/07/14	5,855,268	5,688,022	167,246
Merrill Lynch	Japanese Yen	618,770,000	Sell	02/04/14	5,891,347	5,876,645	14,702
							$182,150

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$182,150
Total Asset Derivatives		$182,150
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,210
Total Liability Derivatives		$14,210

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$407,357
Total	$407,357

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$168,300
Total	$168,300

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Citigroup, Inc.	Merrill Lynch	The Bank of New York Mellon Corp.	Totals
Assets:
Forward foreign currency contracts	$167,246	$14,702	$202	$182,150
Total Assets	$167,246	$14,702	$202	$182,150
Liabilities:
Forward foreign currency contracts	$—	$14,210	$—	$14,210
Total Liabilities	$—	$14,210	$—	$14,210

Net OTC derivative instruments by counterparty, at fair value	$167,246	$492	$202	$167,940

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$167,246	$492	$202	$167,940

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV	NII	$0.0007
Class I	NII	$0.0375
Class S	NII	$0.0094
All Classes	STCG	$0.7895
All Classes	LTCG	$0.4210
ING Bond Portfolio
	NII	$0.1187
	STCG	$0.0564
	LTCG	$0.9648
ING Clarion Global Real Estate Portfolio
Class ADV	NII	$0.6175
Class I	NII	$0.6569
Class S	NII	$0.6283
Class S2	NII	$0.6112
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	NII	$0.0326
Class I	NII	$0.1346
Class S	NII	$0.0862
Class S2	NII	$0.0590
All Classes	LTCG	$0.0681
ING Global Resources Portfolio
Class ADV	NII	$0.1168
Class I	NII	$0.2458
Class S	NII	$0.1885
Class S2	NII	$0.1578
ING Invesco Growth and Income Portfolio
Class ADV	NII	$0.2944
Class I	NII	$0.4256
Class S	NII	$0.3609
Class S2	NII	$0.3234
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1245
Class I	NII	$0.2267
Class S	NII	$0.1730
Class S2	NII	$0.1434
All Classes	LTCG	$0.4384
ING Liquid Assets Portfolio
Class I	NII	$0.0000	*
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0002
All Classes	LTCG	$0.0000	*
ING Marsico Growth Portfolio
Class ADV	NII	$0.1299
Class I	NII	$0.2279
Class S	NII	$0.1723
Class S2	NII	$0.1419
ING MFS Total Return Portfolio
Class ADV	NII	$0.3491
Class I	NII	$0.4197
Class S	NII	$0.3752
Class S2	NII	$0.3503
ING MFS Utilities Portfolio
Class ADV	NII	$0.3112
Class I	NII	$0.3985
Class S	NII	$0.3528
Class S2	NII	$0.3148
ING Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.3710
Class S	NII	$0.3726
Class S2	NII	$0.3436
All Classes	STCG	$0.0094
All Classes	LTCG	$0.9928
ING PIMCO Total Return Bond Portfolio
Class ADV	NII	$0.3925
Class I	NII	$0.4427
Class S	NII	$0.4084
Class S2	NII	$0.3881
All Classes	LTCG	$0.1257
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2396
Class I	NII	$0.3682
Class S	NII	$0.3017
Class S2	NII	$0.2567
All Classes	STCG	$0.7166
All Classes	LTCG	$1.0924
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2073
Class I	NII	$0.2937
Class S	NII	$0.2534
Class S2	NII	$0.2346
All Classes	LTCG	$0.0113
ING T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.1237
Class I	NII	$0.1649
Class S	NII	$0.1334

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

*	NII and LTCG amounts round to $0.0000.

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Health Sciences Opportunities Portfolio	15.93%
ING Bond Portfolio	0.20%
ING Clarion Global Real Estate Portfolio	0.01%
ING FMRSM Diversified Mid Cap Portfolio	46.01%
ING Global Resources Portfolio	100.00%
ING Invesco Van Kampen Growth and Income Portfolio	100.00%
ING Marsico Growth Portfolio	100.00%
ING MFS Total Return Portfolio	65.88%
ING MFS Utilities Portfolio	83.67%
ING Morgan Stanley Global Franchise Portfolio	56.05%
ING PIMCO Total Return Bond Portfolio	2.94%
ING T. Rowe Price Capital Appreciation Portfolio	26.84%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING T. Rowe Price International Stock Portfolio	5.15%

TAX INFORMATION (UNAUDITED) (CONTINUED)

The Portfolios designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING BlackRock Health Sciences Opportunities Portfolio	100.00%
ING Bond Portfolio	100.00%
ING Liquid Assets Portfolio	100.00%
ING Morgan Stanley Global Franchise Portfolio	100.00%
ING T. Rowe Price Capital Appreciation Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Clarion Global Real Estate Portfolio	$143,021	$0.0051	66.91%
ING JPMorgan Emerging Markets Equity Portfolio	$1,043,340	$0.0257	96.01%
ING Morgan Stanley Global Franchise Portfolio	$266,991	$0.0097	71.14%
ING T. Rowe Price International Stock Portfolio	$179,364	$0.0101	92.27%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment advisory agreement for certain Portfolios with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To approve a new investment sub-advisory agreement between DSL or ING Investments, as applicable, and ING IM with respect to the certain Portfolios prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING BlackRock Health Sciences Opportunities Portfolio	2*	15,309,864.000	778,654.000	1,172,447.000	0.000	17,260,965.000
	8*	14,548,329.000	1,615,793.000	1,096,843.000	0.000	17,260,965.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Bond Portfolio	3*	38,038,416.000	1,685,304.000	3,349,860.000	0.000	43,073,580.000
	4*	38,040,074.667	1,764,910.667	3,268,594.666	0.000	43,073,580.000
	8*	36,544,746.667	3,343,423.667	3,185,409.666	0.000	43,073,580.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Clarion Global Real Estate Portfolio	3*	20,783,610.502	1,313,422.599	2,034,627.387	2,720.720	24,134,381.208
	8*	19,844,540.013	2,504,065.919	1,783,054.306	2,720.970	24,134,381.208

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING FMRSM Diversified Mid Cap Portfolio	2*	44,633,352.000	2,657,047.000	4,182,046.000	1,547.668	51,473,992.668
	8*	42,811,111.000	4,635,467.000	4,025,867.000	1,547.668	51,473,992.668

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Resources Portfolio	2*	29,665,534.140	2,450,927.000	3,175,410.000	749.444	35,292,620.584
	4*	29,896,022.890	2,527,541.750	2,868,306.750	749.194	35,292,620.584
	8*	28,450,943.390	3,779,474.250	3,061,453.250	749.694	35,292,620.584

*	Proposals Passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Invesco Growth and Income Portfolio	2*	17,617,610.000	1,068,181.000	2,174,549.000	101.067	20,860,441.067
	8*	17,029,696.000	1,640,721.000	2,189,923.000	101.067	20,860,441.067

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING JPMorgan Emerging Markets Equity Portfolio	2*	34,584,634.551	2,692,056.000	2,785,882.706	583.314	40,063,156.571
	8*	32,875,633.551	4,246,092.000	2,940,847.706	583.314	40,063,156.571

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Liquid Assets Portfolio	2*	808,386,456.000	47,533,523.000	81,468,402.000	0.000	937,388,381.000
	4*	808,909,333.334	49,606,711.333	78,872,336.333	0.000	937,388,381.000
	8*	784,038,076.334	75,391,600.333	77,958,704.333	0.000	937,388,381.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Marsico Growth Portfolio	2*	21,563,551.000	1,119,241.000	1,967,609.000	0.000	24,650,401.000
	8*	20,617,645.000	2,162,660.000	1,870,096.000	0.000	24,650,401.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MFS Total Return Portfolio	2*	43,606,179.000	1,944,409.000	5,343,212.000	0.000	50,893,800.000
	8*	42,119,526.667	3,761,002.667	5,013,270.666	0.000	50,893,800.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING MFS Utilities Portfolio	1*	30,582,787.000	2,249,163.000	3,135,541.000	0.000	35,967,491.000
	8*	29,432,404.000	3,414,483.000	3,120,604.000	0.000	35,967,491.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Morgan Stanley Global Franchise Portfolio	2*	22,156,779.000	1,436,535.023	2,148,564.000	5,197.007	25,747,075.030
	8*	21,046,925.500	2,522,785.523	2,172,167.500	5,196.507	25,747,075.030

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO Total Return Bond Portfolio	2*	235,126,321.567	12,780,523.000	21,346,677.000	22,049.333	269,275,570.900
	8*	225,796,953.567	23,278,066.000	20,178,502.000	22,049.333	269,275,570.900

*	Proposals Passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price Capital Appreciation Portfolio	2*	119,838,325.000	7,386,613.000	12,492,148.000	295.571	139,717,381.571
	8*	115,136,130.750	11,934,037.750	12,646,917.750	295.321	139,717,381.571

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price Equity Income Portfolio	2*	70,321,398.000	4,410,840.000	7,931,026.000	1,671.125	82,664,935.125
	8*	65,629,176.500	8,788,458.500	8,245,628.500	1,671.625	82,664,935.125

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING T. Rowe Price International Stock Portfolio	1*	15,192,748.000	988,982.000	1,210,667.000	149.676	17,392,546.676
	8*	14,374,536.750	1,878,049.750	1,139,810.750	149.426	17,392,546.676

*	Proposals Passed

ING Investors Trust	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5*	3,772,604,208.181	200,055,617.846	0.000	0.000	3,972,659,826.027
John V. Boyer	5*	3,771,764,050.384	200,895,775.643	0.000	0.000	3,972,659,826.027
Patricia W. Chadwick	5*	3,772,206,322.587	200,453,503.440	0.000	0.000	3,972,659,826.027
Albert E. DePrince, Jr.	5*	3,765,707,671.886	206,952,154.141	0.000	0.000	3,972,659,826.027
Peter S. Drotch	5*	3,767,827,922.960	204,831,903.067	0.000	0.000	3,972,659,826.027
J. Michael Earley	5*	3,770,753,270.683	201,906,555.344	0.000	0.000	3,972,659,826.027
Martin J. Gavin**	5*	3,775,692,739.886	196,967,086.141	0.000	0.000	3,972,659,826.027
Russell H. Jones	5*	3,772,527,763.683	200,132,062.344	0.000	0.000	3,972,659,826.027
Patrick W. Kenny	5*	3,771,382,294.384	201,277,531.643	0.000	0.000	3,972,659,826.027
Shaun P. Mathews	5*	3,770,296,611.683	202,363,214.344	0.000	0.000	3,972,659,826.027
Joseph E. Obermeyer	5*	3,772,728,725.886	199,931,100.141	0.000	0.000	3,972,659,826.027
Sheryl K. Pressler	5*	3,770,539,151.683	202,120,674.344	0.000	0.000	3,972,659,826.027
Roger B. Vincent	5*	3,770,381,868.886	202,277,957.141	0.000	0.000	3,972,659,826.027

*	Proposal Passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Trustee	January 2005– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	171	Wisconsin Energy Corporation (June 2006– Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007– Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997– Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013–Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005– Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006– Present	Consultant (May 2001– Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	171
ING Capital Corporation, LLC (December 2005– Present) and ING Investments Distributor, LLC (December 2005– Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS

ING PIMCO Total Return Bond Portfolio

ING PIMCO Total Return Bond Portfolio (”Total Return Bond Portfolio“) has been sub-advised by Pacific Investment Management Company LLC (”PIMCO“) since April of 2001. At a meeting of the Board held on October 22, 2013, the Board, including a majority of the Independent Trustees, determined to appoint ING Investment Management Co. LLC (”ING IM“) as sub-adviser to the Total Return Bond Portfolio; and (2) approve a new sub-advisory agreement (the ”New Sub-Advisory Agreement“) with ING IM under which ING IM would serve as sub-adviser to the Total Return Bond Portfolio.

In determining whether to approve the New Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement with ING IM should be approved for the Total Return Bond Portfolio. Pursuant to the New Sub-Advisory Agreement, ING IM is being appointed for a limited period of time prior to the merger of the Total Return Bond Portfolio into ING Intermediate Bond Portfolio (the ”Reorganization“) to facilitate the transitioning of the Total Return Bond Portfolio’s assets in preparation for the Reorganization and such appointment will become effective only if shareholders approve the reorganization. The materials provided to the Board to inform its consideration of whether to approve the proposed New Sub-Advisory Agreement with ING IM, included the following: (1) an analysis of ING IM as a sub-adviser that would replace PIMCO as sub-adviser to the Total Return Bond Portfolio; (2) a presentation from Management regarding proposals, including the Reorganization, intending to, among other things, enhance the efficiency and reduce the complexity of the ING Funds Complex; (3) memoranda and related materials provided to the Board in advance of its September 12, October 4, and October 22, 2013 meetings discussing: (a) Management’s rationale for proposing the Reorganization and appointing ING IM as the sub-adviser to the Total Return Bond Portfolio, (b) the performance of ING IM in managing ING Intermediate Bond Portfolio, which the Total Return Bond Portfolio was proposed to merge into; (c) explanations by ING IM as to why recent personnel changes at the firm are not expected to adversely impact the performance of ING Intermediate Bond Portfolio; and (d) ING IM’s firm-wide resources, investment philosophy, and overall investment process; (4) Fund Analysis and Comparison Tables that provide information about the performance and projected net expense ratio of the Total Return Bond Portfolio as compared with a representative group of mutual funds with similar investment programs to the investment program of the Total Return Bond Portfolio modified in connection with the appointment of ING IM; (5) ING IM’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (6) supporting documentation, including a copy of the form of the Sub-Advisory Agreement; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) Directed Services LLC’s (”DSL“), the Adviser to the Total Return Bond Portfolio, view with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds Complex; (2) the strength and reputation of ING IM in the industry and PIMCO’s long-term performance track record, size, and reputation in the industry as compared to ING IM; (3) the nature and quality of the services to be provided by ING IM under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, investment management capabilities, methodologies, and resources of ING IM and their fit among the stable of managers in the ING Funds Complex; (5) recent changes in portfolio manager personnel at ING IM as noted by the Total Return Bond Portfolio’s Chief Investment Risk Officer; (6) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by ING IM; (7) DSL’s conflict of interest in proposing the merger of a portfolio sub-advised by PIMCO into a portfolio sub-advised by an affiliate of DSL, including the net revenue benefits for DSL and its affiliates that would result from the Reorganization and the appointment of ING IM as sub-adviser for the Total Return Bond Portfolio; (8) the costs for the services to be provided by ING IM; (9) the sub-advisory fee rates payable by DSL to ING IM; (10) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (11) the appropriateness of the selection of ING IM in light of the Total Return Bond Portfolio’s proposed investment objective and investor base; and (12) ING IM’s Code of Ethics, which had previously been approved by the Board, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a sub-adviser to the Total Return Bond Portfolio under the New Sub-Advisory Agreement; (2) the sub-advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee rate payable by DSL to ING IM is reasonable in the context of all factors considered by the Board; (3) the new sub-advisory agreement is in the best interest of Total Return Bond Portfolio and its shareholders and does not involve a conflict of interest from which DSL or ING IM derives an inappropriate advantage; and (4) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Total Return Bond Portfolio’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Total Return Bond Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the investment adviser to certain Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to certain Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for certain Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING BlackRock Health Sciences Opportunities Portfolio	VY BlackRock Health Sciences Opportunities Portfolio
ING Bond Portfolio	Voya Bond Portfolio
ING Clarion Global Real Estate Portfolio	VY Clarion Global Real Estate Portfolio
ING FMRSM Diversified Mid Cap Portfolio	VY FMRSM Diversified Mid Cap Portfolio
ING Global Resources Portfolio	Voya Global Resources Portfolio
ING Invesco Growth and Income Portfolio	VY Invesco Growth and Income Portfolio
ING JPMorgan Emerging Markets Equity Portfolio	VY JPMorgan Emerging Markets Equity Portfolio
ING Liquid Assets Portfolio	Voya Liquid Assets Portfolio
ING Marisco Growth Portfolio	VY Marisco Growth Portfolio
ING MFS Total Return Portfolio	VY MFS Total Return Portfolio
ING MFS Utilities Portfolio	VY MFS Utilities Portfolio
ING Morgan Stanley Global Franchise Portfolio	VY Morgan Stanley Global Franchise Portfolio
ING PIMCO Total Return Bond Portfolio[1]	Voya Total Return Bond Portfolio
ING T. Rowe Price Capital Appreciation Portfolio	VY T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Equity Income Portfolio	VY T. Rowe Price Equity Income Portfolio
ING T. Rowe Price International Stock Portfolio	VY T. Rowe Price International Stock Portfolio

[1]	Effective close of business February 4, 2014, ING PIMCO Total Return Bond Portfolio became ING Total Return Bond Portfolio.

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Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1175 Dunwood Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2 (1213-022114)

Annual Report

December 31, 2013

Classes ADV, I, S and S2

ING Investors Trust

■	ING BlackRock Large Cap Growth Portfolio

■	ING Clarion Real Estate Portfolio

■	ING Franklin Income Portfolio

■	ING Franklin Mutual Shares Portfolio

■	ING JPMorgan Small Cap Core Equity Portfolio

■	ING Large Cap Growth Portfolio

■	ING Large Cap Value Portfolio

■	ING Limited Maturity Bond Portfolio

■	ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio)

■	ING PIMCO High Yield Portfolio

■	ING Templeton Global Growth Portfolio

■	ING U.S. Stock Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 153.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained Index	Tracks the performance of BB-B rated U.S. dollar denominated corporate bonds Publicly issued in the U.S. domestic market. Qualifying bonds are capitalization- weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.
Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	Is an unmanaged index of bonds rated BB and B by Moody’s or S&P.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. 1-3 Year Government/ Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING BlackRock Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term growth of capital. The Portfolio is managed by Peter Stournaras, CFA, Managing Director, Portfolio Manager of BlackRock Investment Management, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 33.10% compared to the Russell 1000® Growth Index, which returned 33.48% for the same period.

Portfolio Specifics: The Portfolio underperformed the index after deducting fees and expenses but outperformed the index before deducting fees and expenses for the period, detracting from results was positioning in energy and healthcare. Within energy, volatility in crude oil prices and the narrowing of crack spreads (i.e., the difference between the price of crude oil and prices of the petroleum products derived from it) raised concerns about the sustainability of oil refiners profit margins, including PBF Energy, Inc. and Marathon Petroleum Corp. In health care, a lack of exposure to biotechnology hurt relative results, as it was the top-performing industry in the sector. Although the Portfolio added exposure to biotechnology later in the reporting period, the move proved untimely in the short run as a couple of stocks subsequently declined.

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Information Technology	28.9%
Health Care	17.0%
Consumer Discretionary	14.5%
Industrials	12.6%
Energy	8.1%
Financials	5.5%
Materials	5.4%
Consumer Staples	4.9%
Exchange-Traded Funds	2.3%
Assets in Excess of Other Liabilities*	0.8%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

On the positive side, within industrials, United Continental Holdings, Inc. (“United”) was one of the top contributors, with shares outperforming on both continued positive industry pricing data points and the U.S. Department of Justice’s approval of the American/US Airways merger, which will lead to further consolidation in the U.S. airline industry. United also held an investor day, where it outlined aggressive cost-saving initiatives and a strong outlook for earnings growth. Positions in 3M Co. (third-quarter organic growth surprised to the upside and the company offered a positive 2014 outlook) and Ingersoll-Rand Plc (market reacted favorably to the spin-off of the company’s commercial security business, Allegion) also added value in industrials.

Within materials, positions in containers and packaging and underweight to metals and mining were additive. Drug-store retailer CVS Caremark Corp. (“CVS”) led outperformance in consumer staples. CVS’s shares surged more than 25% due to a strong earnings report and outlook on continued solid execution. The stock also got a boost following the company’s analyst day, where it updated long-term financial targets that proved better than expectations. We believe CVS has a unique business model and will be a significant beneficiary of reform over the long term.

Elsewhere in the Portfolio, an intentional underweight to expensive, defensive segments again contributed to performance. In our opinion, an analysis of real estate investment trusts (“REITs”), consumer staples, utilities and telecommunications in early 2013 suggested that relative valuations of these sectors represented a premium to the rest of the market that was nearly as high as seen any time in the last 35 years. This confirmed our view and we widened already existing underweights and have remained mostly underweight to these groups as we believe the valuation disparity appears to continue.

Current Strategy & Outlook: While we believe valuations are rich in certain market segments, we believe there

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

Google, Inc. — Class A	5.1%
Microsoft Corp.	3.5%
Apple, Inc.	3.4%
3M Co.	3.1%
Mastercard, Inc.	3.1%
Comcast Corp. — Class A	2.9%
Oracle Corp.	2.7%
McKesson Corp.	2.6%
Lowe’s Cos., Inc.	2.6%
CVS Caremark Corp.	2.4%

Portfolio holdings are subject to change daily.

remain good fairly priced companies with the potential for long-term performance. In our opinion, broad-based multiple expansions are behind us, making stock-specific factors a relevant determinant of price movements going forward.

We maintain a cyclical bias, while increasing holdings in companies with European exposure. We believe there will be a resurgence of investment (in durables from housing to enterprise IT infrastructure) to contribute to economic growth and, thus, favor names poised to benefit from a US capital expenditures rebound. For ballast, we like healthcare, which we believe is cheaper than other defensive market segments and has superior growth prospects.

*	Effective June 14, 2013, Christopher Leavy was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 17, 2004	Since Inception of Class I April 28, 2006
Class ADV	32.65%	16.81%	—	6.52%	—
Class I	33.41%	17.52%	—	—	5.59%
Class S	33.10%	17.23%	6.58%	—	—
Class S2+	32.93%	17.05%	6.42%	—	—
Russell 1000® Growth Index	33.48%	20.39%	7.83%	7.97%	8.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+	On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.

5

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Clarion Real Estate Portfolio (the ‘‘Portfolio’’) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Executive Officer, and Joseph P. Smith, CFA, Managing Director, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 2.06% compared to the MSCI U.S. REIT® Index, which returned 1.26% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark during the period as the value added by good stock selection more than offset the impact of asset allocation decisions. Stock selection was

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Financials	96.6%
Consumer Discretionary	1.5%
Assets in Excess of Other Liabilities*	1.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

strong in the office, apartment, net lease and hotel sectors, which more than offset sub-par stock selection in the healthcare, industrial and shopping center sectors. Asset allocation detracted from returns during the period as underweights to the outperforming net lease and storage sectors offset the contribution from an underweight to the underperforming healthcare sector.

Property shares performed better than bonds but lagged general equities for the first time in years, which may be a harbinger of better relative performance looking forward. Performance during the year was very much a “tale of two markets,” as returns were robust during a declining interest rate environment during the first part of the year, only to reverse as interest rates moved higher on “tapering” comments by the U.S. Federal Reserve Board (the “Fed”) in mid-May combined with subsequent positive economic news. Positive economic news and its implications for the timing and pace of eventual “tapering” of quantitative easing by the Fed drove interest rates higher during the second half of the year and, as a result, total returns were somewhat muted in what might be argued as an overreaction to movements in the bond market and an associated attractive buying opportunity. Property news during the year was characterized by stable to good earnings releases from listed property companies, improving property fundamentals, active capital raising including IPOs of significant real estate portfolios, and an active transactions market. Some of the more economically-sensitive property types, such as hotels and office, outperformed while the more defensive, yield-focused healthcare sector underperformed.

Current Strategy and Outlook: We believe with an improving economic outlook that the markets will embrace property companies with more exposure to growth. We remain overweight the mall, industrial, lodging, west coast office and apartment sectors and are more cautious on the net lease, healthcare, storage and shopping center sectors. Positioning emphasizes property types with shorter lease lengths that can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement. While lodging is a smaller part of the Portfolio from an absolute standpoint, lodging cash flows respond most quickly to improving demand. Apartment REITs, with an average lease term of one year, continue to generate above average growth of cash flow per share in the high single-digit range in 2014. Retail positioning is primarily in the regional mall sector which continues to generate strong internal growth; office investments are concentrated in bi-coastal central business district markets with a bias toward the west coast plus mid-town Manhattan. Favorable west

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

Simon Property Group, Inc.	9.3%
Host Hotels & Resorts, Inc.	5.1%
Equity Residential	4.8%
ProLogis, Inc.	4.6%
Health Care Real Estate Investment Trust, Inc.	3.8%
Vornado Realty Trust	3.7%
Public Storage, Inc.	3.2%
Boston Properties, Inc.	3.0%
General Growth Properties, Inc.	2.8%
SL Green Realty Corp.	2.7%

Portfolio holdings are subject to change daily.

coast markets include San Francisco, Seattle, San Diego and west Los Angeles. Portfolio positioning remains cautious on healthcare and net lease property types, which generally produce inferior “bond-like” organic growth, and depend on acquisition velocity, which we believe cannot be sustained at current levels.

We continue to believe that property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING CLARION REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 17, 2006
Class ADV	1.65%	17.14%	—	4.58%
Class I	2.27%	17.86%	9.94%	—
Class S	2.06%	17.56%	9.66%	—
Class S2	1.87%	17.37%	9.50%	—
MSCI U.S. REIT® Index*	1.26%	15.24%	8.40%	3.21%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Clarion Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to July 1, 2005, the MSCI U.S. REIT Index did not include the deduction of withholding taxes.

7

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2013

(as a percentage of net assets)

Common Stock	57.5%
Corporate Bonds/Notes	34.1%
Preferred Stock	4.3%
Equity-Linked Securities	1.0%
Warrants	0.0%
Assets in Excess of Other Liabilities*	3.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Franklin Income Fund (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, Alex Peters and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 14.64% compared to the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, which returned 32.39% and -2.02%, respectively, for the same period.

Portfolio Specifics: During the year, the Portfolio increased its equity weighting from approximately 54% to 63% of total net assets. Our largest equity allocations were in dividend paying common stocks and followed by convertible securities. Fixed income assets declined from approximately 46% to 34% of total net assets. The fixed income portfolio of the Portfolio remained positioned largely in high-yield corporate bonds, which performed well relative to other fixed income securities as higher coupons and continued strong credit trends helped mitigate the headwinds associated with rising long-term interest rates.

Most equity and fixed income sectors delivered positive returns during the year. Leading equity sector contributors included financials, energy, health care and utilities. Among fixed income investments, technology, communications and energy positions benefited performance.

Within our equity investments, financials positions, including Wells Fargo & Co. and JPMorgan Chase & Co., advanced partly because of favorable credit conditions and optimism about loan growth. Health care companies Merck & Co., Roche Holding AG, and Johnson & Johnson benefited from strong cash flow that helped grow dividends and finance share buybacks. Leading individual contributors included Dow Chemical Co. and LyondellBasell Industries NV in the materials sector. The companies advanced amid improved prospects for economic growth and better margin trends attributed to a favorable feedstock cost outlook driven by low natural gas prices. Notable individual detractors included metals and mining companies Newmont Mining Corp., Barrick Gold Corp. and GoldCorp, Inc., which were hurt by falling commodity prices and a slowing growth outlook for many emerging market economies.

Leading fixed income contributors, including First Data Corp. and Freescale Semiconductor Inc. in technology and CC Media Holdings Inc. in communications, all benefited from accommodative capital markets that enabled significant refinancing of existing debt maturities. Record high-yield bond issuance and favorable credit spreads drove outperformance relative to other fixed income securities. Notable fixed income detractors included Texas Competitive Electric Holdings (“TCEH”) and SandRidge Energy, Inc. (“SandRidge”). TCEH struggled with a highly leveraged balance sheet amid weak power market fundamentals and low natural gas prices. SandRidge bonds underperformed because of concerns about the company’s leadership change and future strategy. A rapid rise in long-term interest rates hurt our long duration positions.

Current Strategy and Outlook: The shift toward equity during the year was driven by significant appreciation of underlying positions and reallocation of assets toward equities, given our view of attractive relative value as we sought current income while maintaining prospects for capital appreciation. Although the Portfolio was more heavily weighted toward equities, the rise in long-term interest rates and underperformance of several fixed income sectors allowed us to purchase some corporate bonds. We focused on higher yields and segments with lowered prices and what we believe to be attractive discounts to par value.

*	Effective December 31, 2012, Charles B. Johnson was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

Royal Dutch Shell PLC — Class A ADR	2.2%
Merck & Co., Inc.	2.2%
Wells Fargo & Co.	1.8%
BP PLC ADR	1.7%
Dow Chemical Co.	1.7%
General Electric Co.	1.7%
JPMorgan Chase & Co., 7.900%, 04/29/49	1.5%
Duke Energy Corp.	1.4%
Rio Tinto PLC ADR	1.4%
Intel Corp.	1.4%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I and S April 28, 2006	Since Inception of Class S2 May 3, 2006
Class ADV	14.14%	14.06%	4.79%	—	—
Class I	14.81%	14.80%	—	6.41%	—
Class S	14.64%	14.48%	—	6.16%	—
Class S2	14.40%	14.31%	—	—	6.02%
S&P 500® Index	32.39%	17.94%	6.13%	6.86%	6.89%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.91%	5.17%	5.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Financials	20.8%
Consumer Staples	12.7%
Energy	12.1%
Information Technology	10.9%
Health Care	10.3%
Consumer Discretionary	8.7%
Materials	5.1%
Industrials	4.6%
Utilities	3.4%
Communications	2.6%
Telecommunication Services	2.5%
Consumer, Cyclical	1.3%
Exchange-Traded Option	0.0%
Assets in Excess of Other Liabilities*	5.0%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation. Its secondary goal is income. The Portfolio is managed by Peter A. Langerman, F. David Segal, CFA, and Deborah A. Turner, Portfolio Managers of Franklin Mutual Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 27.67% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: Several holdings detracted from the Portfolio’s performance during the year. Key detractors included Brazilian integrated energy firm Petroleo Brasileiro (“Petrobras”), U.K.-based metals and mining company Anglo American and Netherlands-based heavy equipment manufacturer CNH Industrial.

Although Petrobras possesses several exploration and production assets we believe are highly attractive, its refining and marketing (downstream) operations hurt results during the year and led the stock to decline. The Brazilian government regulates domestic fuel prices, and its reluctance to increase them continued to result in significant losses in Petrobras’s downstream business.

The share price of Anglo American was negatively affected by declining prices for several of the commodities it produces. Uncertainty surrounding possible restructuring actions also weighed on the stock price. In January, the company appointed a new chief executive officer (“CEO”), tasked with a mandate to improve operations and capital discipline.

CNH Industrial, which was formed from the integration of Fiat Industrial and CNH Global, lost value during the year under review. Although operating performance improved in the company’s agricultural segment, declining agricultural commodity prices contributed to an unenthusiastic market outlook for agricultural equipment makers and weighed on the stock price.

Despite the Portfolio’s underperformance relative to the benchmark, several holdings supported performance. Top contributors included U.K.-based mobile telephony operator Vodafone Group, software firm Microsoft and managed health care company Cigna.

Microsoft shares benefited from improved investor sentiment. In the first half of 2013, the company reported earnings that modestly beat expectations, generally reassuring the market of its status as a stable business with a reasonable future. The stock also rallied following CEO Steve Ballmer’s announcement that he would retire in 2014.

Vodafone Group stock rallied in the second half of the year, driven largely by the long-anticipated sale of its 45% stake in Verizon Wireless to Verizon Communications at what we considered to be an attractive price. Vodafone Group said it planned to return two-thirds of the capital from the sale to shareholders and use the balance to invest in growth initiatives in its core markets and to reduce debt.

Shares of Cigna, a global managed health care company, also benefited from improved investor sentiment early in the period following the company’s divestiture of its legacy run-off insurance business. Additionally, operational performance also improved as Cigna reported strong results in its core businesses. In October, Cigna increased its outlook for fiscal year 2013 consolidated adjusted income from operations.

During the year, the Portfolio held currency forwards to hedge the currency risk of the Portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Portfolio’s performance during the period.

Current Strategy and Outlook: At period-end, equities remained the core of the Portfolio. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies. The Portfolio’s distressed debt investing was limited, as globally low interest rates and easy credit meant few bankruptcies and distressed opportunities. We believe economic growth, tapering, and ample liquidity suggest a continuation of this environment in 2014. Merger arbitrage was a very small part of the Portfolio’s activities in 2013. Few major mergers were announced and globally depressed short-dated interest rates led to anemic returns available from the few potential arbitrage positions.

We believe the U.S. Federal Reserve Board will proceed with a gradual withdrawal of monetary stimulus, Although the Bank of Japan has been adding liquidity to the global economy, this transition may have unexpected effects. Meanwhile, the normal forces of economic recovery appear to be making progress in the U.S. and Europe. In 2013, financial markets began to anticipate these improvements, and unexpected delays or setbacks could produce a significant market reaction. We believe these different forces should continue to provide us with attractive opportunities to allocate capital and generate attractive, long-term returns for our investors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

Merck & Co., Inc.	2.8%
Microsoft Corp.	2.6%
Vodafone Group PLC	2.5%
Apple, Inc.	2.4%
White Mountains Insurance Group Ltd.	2.3%
American International Group, Inc.	2.1%
Medtronic, Inc.	1.9%
Twenty-First Century Fox, Inc.	1.9%
Cigna Corp.	1.8%
British American Tobacco PLC	1.7%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN MUTUAL SHARES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	27.31%	14.79%	2.63%
Class I	28.01%	15.52%	3.31%
Class S	27.67%	15.24%	3.05%
S&P 500® Index	32.39%	17.94%	5.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Mutual Shares Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Financials	21.0%
Industrials	17.0%
Consumer Discretionary	16.7%
Information Technology	15.3%
Health Care	9.0%
Materials	6.4%
Energy	5.2%
Consumer Staples	4.0%
Utilities	2.6%
Telecommunication Services	0.6%
U.S. Treasury Bills	0.1%
Assets in Excess of Other Liabilities*	2.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING JPMorgan Small Cap Core Equity Portfolio (the ‘‘Portfolio’’) seeks capital growth over the long term. The Portfolio is managed using two investment styles  —  quantitative and fundamental analysis. The Portfolio is managed in two sleeves – the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Phillip D. Hart, CFA, Executive Director, and the fundamental sleeve managed by Christopher Jones, CFA, Managing Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc.  —  the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 38.95% compared to the Russell 2000® Index, which returned 38.82% for the same period.

Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index for the year ended 2013, largely due to stock selection in the retail and basic materials sectors. At the stock level, Conns Inc. and Rite Aid Corporation were the top contributors for the 12 months. Despite strong outperformance for the year for the sleeve overall, stock selection in the pharmaceutical and energy sectors detracted from performance. At the stock level, Infinity Pharmaceutical and Affymax Inc. weighed on performance the most during the period.

Performance was driven mainly by the team’s quantitative alpha model, which ranks stocks in the investment universe on composite factors, such as ‘Momentum’ and ‘Valuation.’ From a factor perspective, ‘Momentum’ and

‘Valuation’ both made positive contributions, with ‘Valuation’ being the largest.

The fundamental sleeve underperformed the Russell 2000® Index in 2013. Creating a headwind for our style of investing, non-earning, higher-beta and lower-quality companies were broadly more favored in the market in 2013. This contrasts with characteristics we typically seek in companies, such as stable earnings, high quality and strong free cash-flow generation. The greatest detractors from performance were stock selection in the producer durables sector as well as underweight exposure to healthcare, while stock selection in financial services and technology aided performance.

American Eagle Outfitters, an apparel and accessories retailer, was the top individual detractor from performance during the year, while Zillow, a real estate information and marketplace website, was the top individual contributor. American Eagle shares traded lower in the first and third quarters as the company lowered guidance and underperformed expectations, respectively. Zillow traded higher as the company benefitted from its investments in brand advertising, as evidenced by the consistent revenue outperformance and user growth throughout the year. The stock also benefitted from improving economic data points on the U.S. housing market.

Current Strategy and Outlook: For the quantitative sleeve, outperformance for the year was driven mainly by the strong efficacy of the alpha model. As always, the modeling process remains fluid and evolutionary. In addition, we are committed to our disciplined and dispassionate investment process. We will continue to monitor risks at all levels, taking only risks for which we believe we will be compensated.

Within the fundamental sleeve, the team remains focused on finding companies that we believe to have durable franchises, good management teams and stable earnings that trade at a discount to their intrinsic value. This continues to lead to overweight exposures in the consumer discretionary, materials and processing, producer durables and financial services sectors. We continue to be underweight in healthcare, technology, utilities and consumer staples.

U.S. equity markets reached record highs in 2013, despite the headlines, which were dominated by uncertainty over the economic impact of the U.S. fiscal cliff, a fragile Italian government, a potential U.S. military attack on Syria, and a U.S. government shutdown. Favorable resolutions of these potential headwinds led to a reduction in market uncertainty. Additionally, as 2013 progressed, the economy witnessed an improvement in economic and corporate fundamentals, as well as investor sentiment.

*	Effective February 4, 2013, Glenn Gawronski was removed as a portfolio manager and Christopher Jones was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013*

(as a percentage of net assets)

Jarden Corp.	1.5%
Waste Connections, Inc.	1.3%
ProAssurance Corp.	1.2%
Silgan Holdings, Inc.	1.2%
Associated Banc-Corp.	1.1%
Portland General Electric Co.	1.0%
RLJ Lodging Trust	1.0%
Brinker International, Inc.	0.9%
Anixter International, Inc.	0.9%
Aptargroup, Inc.	0.9%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 12, 2004	Since Inception of Class I May 6, 2004
Class ADV	38.52%	20.86%	—	10.86%	—
Class I	39.36%	21.61%	—	—	10.80%
Class S	38.95%	21.30%	10.66%	—	—
Class S2	38.73%	21.11%	10.50%	—	—
Russell 2000® Index	38.82%	20.08%	9.07%	10.49%	9.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

13

ING LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Information Technology	25.9%
Consumer Discretionary	22.8%
Health Care	12.5%
Industrials	12.0%
Consumer Staples	12.0%
Financials	5.5%
Materials	4.6%
Energy	3.8%
Assets in Excess of Other Liabilities*	0.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term capital growth. The Portfolio is managed by Christopher F. Corapi, Jeffrey Bianchi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares, provided a total return of 30.62% compared to the Russell 1000® Growth Index, which returned 33.48% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark during the reporting period. The most significant detractors for the period included security selection in the information technology and consumer discretionary sectors. Security selection in the health care and financials sectors contributed the most to results.

The biggest detractors for the period included overweight positions in EMC Corp. (“EMC”) and F5 Networks, Inc. (“F5 Networks”), along with an underweight position in Microsoft Corp. (“Microsoft”). EMC, a leader in storage solutions, reported weak quarterly results, including a 4% revenue shortfall and earnings per share that were below expectations. Core EMC storage was the reason for the shortfall, driven by weak U.S. federal sales and late-in-the-quarter orders, which led to revenue push-out. Our underweight position in Microsoft detracted from performance. Amid weak technology company results in the first quarter of 2013, investors were attracted to Microsoft’s dividend yield as a safe haven, the potential for better capital allocation strategy after an activist investor took a stake in the company and to its early efforts at growing its cloud or hosted software delivery business to drive a higher mix of recurring revenues. Later in the year, Microsoft Chief Executive Officer Steve Ballmer announced his resignation, which drove outperformance in the stock as investors see potential for a more shareholder friendly Microsoft going forward. Networking-appliances company, F5 Networks, reported a shortfall of revenue and earnings during the first quarter of 2013, due to a weak enterprise and carrier information technology spending environment, as well as delays in customer spending as the company is in the process of refreshing several of its hardware products. Continued concerns over F5 Networks’ customer spending levels led to stock underperformance.

Top contributors to performance included overweight positions in Gilead Sciences, Inc. (“Gilead Sciences”), Ameriprise Financial, Inc. (“Ameriprise Financial”) and Actavis PLC. (“Actavis”). Shares of Gilead Sciences performed well along with the rest of the biotechnology industry, which was one of the strongest performing industries in 2013. In addition, the company reported better than expected revenue growth and earnings, driven by accelerated HIV drug purchases. The stock also benefited from continued positive news on clinical trials for its hepatitis C franchise. Ameriprise Financial, a hybrid insurer/asset manager, outperformed during the year by materially exceeding expectations on margin improvements, driven by advisor productivity. The company also exhibited shareholder-friendly behavior by deploying excess capital via share buybacks and dividends. Although the company experienced significant outflows from some of its platforms, this was mostly in lower fee assets, so the net result has been an improved fee mix. Shares of Actavis performed well following news that the company would acquire Ireland-based specialty pharmaceutical company Warner Chilcott. The deal is expected to be significantly accretive to earnings due to Warner Chilcott’s low tax rate as an Ireland-based company. In addition, there were several positive developments regarding the Actavis generic portfolio and the company beat first quarter 2013 earnings expectations and raised guidance for 2013.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

Apple, Inc.	5.0%
Google, Inc. — Class A	4.9%
Gilead Sciences, Inc.	2.9%
Home Depot, Inc.	2.5%
Comcast Corp. — Class A	2.4%
PepsiCo, Inc.	2.2%
Oracle Corp.	2.2%
Starbucks Corp.	2.2%
Mastercard, Inc.	2.2%
Union Pacific Corp.	2.2%

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I May 2, 2005	Since Inception of Class S May 3, 2004	Since Inception of Class S2 May 13, 2004
Class ADV	30.29%	20.26%	10.52%	—	—	—
Class I	30.95%	20.99%	—	11.35%	—	—
Class S	30.62%	20.69%	—	—	9.52%	—
Class S2	30.39%	20.49%	—	—	—	9.38%
Russell 1000® Growth Index	33.48%	20.39%	8.24%	9.03%	8.05%	8.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to June 11, 2010, the Portfolio was sub-advised by Wells Capital Management, Inc. Effective June 11, 2010, the Portfolio’s name and investment strategies changed.

15

ING LARGE CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Financials	27.9%
Energy	15.4%
Industrials	12.6%
Health Care	12.5%
Information Technology	8.8%
Consumer Discretionary	6.8%
Utilities	5.9%
Consumer Staples	3.9%
Materials	3.3%
Telecommunication Services	1.4%
Exchange-Traded Funds	0.6%
Assets in Excess of Other Liabilities*	0.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Robert M. Kloss, Vincent Costa, CFA, and Christopher F. Corapi, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 30.66% compared to the Russell 1000® Value Index, which returned 32.53% for the same period.

Portfolio Specifics: The Portfolio underperformed the index, due primarily to unfavorable security selection, primarily within the energy and health care sectors. Our allocation to cash was also a drag on performance. Conversely, stock selection within the financials and utilities sectors contributed to performance.

Key detractors from performance included CenturyLink, Inc. (“CenturyLink”) and Verizon Communications, Inc. (“Verizon”).

CenturyLink is an integrated communications company. Earlier in the year, the company announced they were changing their policy on dividends, reducing the amount and focusing more on stock buybacks. While this disappointed many of the investors who liked their high dividend, we believed it made sense for the company to have a more flexible return of cash to shareholders with a dividend that is at a lower and sustainable payout ratio. As subsequent data points showed, their initial foray into investment did not create more subscribers and we subsequently decided to sell our position.

Within the telecommunication sector, owning non-index company Verizon detracted from results. The stock underperformed after the company announced the acquisition of its ownership stake in Verizon Wireless division from Vodaphone, which investors viewed as being an expensive acquisition.

The main individual contributors to performance were Lincoln National Corp. (“Lincoln”) and The Blackstone Group, L.P. (“Blackstone”).

Lincoln is a top ten U.S. seller of fixed and variable annuities as well as life and protection insurance products. The stock has suffered in recent years under the dual weight of low interest rates – which hurt their bond-heavy investment income and spread income — and choppy equity markets, which can cause company guarantees to kick in on variable annuities subject to minimum account valuations. With equity markets hitting new highs, the pressure on the company’s variable annuities has softened. In addition, strong sales through their domestic distribution network have helped drive consistent earnings through 2013, leading to the stock’s outperformance.

Our position in non-index company, Blackstone, a global investor and manager of private capital in the financial sector, outperformed in 2013. Throughout the year, management has been consistently telegraphing a buildup in the backlog of monetizable assets, especially in the real estate area. Additionally, a number of initial public offerings (“IPOs”) and secondary offering for portfolio holdings have been filed or closed. Furthermore, they’ve launched a raft of credit-oriented exchange traded funds (“ETF”) distributed through State Street Corp. and a retail hedge fund-of-funds product through Fidelity. Our

2014 estimates for Blackstone have an upward bias after another quarter of solid growth. We continue to favor Blackstone above the conventional asset managers and retain our high conviction ranking.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio has provided. The Portfolio is currently overweight in the information technology, materials, consumer discretionary and energy sectors and underweight the telecommunication services and health care sectors.

*	Effective June 30, 2013, Vincent Costa was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

ExxonMobil Corp.	6.3%
General Electric Co.	4.2%
Johnson & Johnson	4.0%
JPMorgan Chase & Co.	3.7%
Apple, Inc.	3.4%
Pfizer, Inc.	3.4%
Citigroup, Inc.	2.9%
Bank of America Corp.	2.8%
Intel Corp.	2.6%
Walt Disney Co.	2.5%

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV, I and S May 11, 2007	Since Inception of Class S2 September 9, 2013
Class ADV	30.12%	15.22%	4.14%	—
Class I	30.86%	15.88%	4.73%	—
Class S	30.66%	15.63%	4.47%	—
Class S2	—	—	—	9.06%
Russell 1000® Value Index	32.53%	16.67%	3.71%	10.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was sub-advised by Pioneer Investment Management, Inc. Effective January 21, 2011, the Portfolio’s name and investment strategies changed.

17

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2013

(as a percentage of net assets)

Corporate Bonds/Notes	39.7%
U.S. Treasury Obligations	28.6%
Asset-Backed Securities	16.6%
Collateralized Mortgage Obligations	7.4%
U.S. Government Agency Obligations	4.9%
Assets in Excess of Other Liabilities*	2.8%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Limited Maturity Bond Portfolio (the “Portfolio”) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 0.71% compared to the Barclays U.S. 1-3 Year Government/Credit Bond Index, which returned 0.64% for the same period.

Portfolio Specifics: The Portfolio outperformed the benchmark, driven by favorable asset allocation and security selection. We believed that the United States was the most credible story in the developed world of how to grow in a time of debt, which would support U.S. spread assets and pressure interest rates higher. Furthermore, we felt fears of U.S. Federal Reserve Board (the “Fed”) tapering, especially in May and June 2013, were overblown, and thought the central bank would remain committed to keeping short term rates down.

The Fed did remain accommodative in 2013. Therefore, our overweight to higher yielding spread assets, including investment grade bonds, and an underweight to weak performing Treasuries benefited results. Spreads tightened over the period, with U.S. investment grade bonds ending the year at post-crisis tights. Spreads widened meaningfully in the middle of the period when tapering concerns surfacing in May and continuing into June. Against this backdrop, we saw a simultaneous cheapening of fixed income assets across the risk spectrum, despite no real changes to global liquidity conditions or the economy. As valuations moved into slightly cheap territory, the Portfolio was able to take advantage of the attractive risk-adjusted carry (yield) and roll down opportunities along a steeper yield curve. We continue to remain constructive on corporate bonds as credit tends to perform better in a steady-state economic environment and can provide more income to protect investors from rising rates in our opinion. Security selection among investment grade corporate bonds also contributed to relative performance.

Our overweight to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) was also rewarded. The CMBS bonds we owned benefited from the ongoing recovery in commercial real estate. These positions in both securitized sectors were slightly offset by less favorable security selection.

While our preference had been to take credit risk over interest rate risk, duration management of U.S. interest rates was traded around that of the benchmark throughout the year. The performance of our duration exposures was neutral.

Current Strategy and Outlook: At its final meeting of the year, the Fed announced that it would begin to moderately taper its large-scale asset purchases by $10 billion a month starting in January 2014. It will continue to purchase assets, but at a slower pace of $35 billion of agency mortgage-backed securities (“MBS”) per month and $40 billion of long-term Treasuries per month. The Fed stated that it will consider reducing the pace of asset purchases in measured steps provided the recovery continues. The central bank also reaffirmed its commitment to retain accommodative monetary policy for a considerable time after its large scale asset purchase program ends. It believes that low ranges will be appropriate to maintain well past the time that the unemployment rate declines below 6.5%, provided inflation remains below its long-term objectives. The Fed’s aim is to support the mortgage markets and the ongoing housing recovery.

We believe economic growth in the U.S. is likely to exceed its long-term trend, but the growth rate is slower than has been in the past. We believe the Fed’s commitment to forward guidance on zero interest rates will keep policy dovish despite reducing asset purchases. Price swings resulting from the Fed’s imperfect communication may distort valuations and create investment opportunities in our opinion.

Signs of inflation pressure have not arisen, and we believe above-target core inflation is highly unlikely in 2014. However, higher inflation expectations may precede Fed rate hikes, especially if potential growth is higher than expectations. We believe extremely accommodative monetary policy has contributed to financial repression by depressing the real yields of bonds. We believe a continuation of this trend alongside a reduction of tail risks has moved many valuations from cheap to fair. In our opinion, valuations may become significantly richer before the turn of the cycle, and yield will provide a balance to slightly higher rates. Security selection remains an important lever given the valuations of financial assets.

*	Effective December 31, 2013, Michael Mata was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013*

(as a percentage of net assets)

United States Treasury Note, 0.250%, 12/31/15	17.7%
United States Treasury Note, 1.500%, 12/31/18	6.4%
Fannie Mae, 0.750%, 12/19/14	3.9%
United States Treasury Note, 2.125%, 11/30/14	3.1%
United States Treasury Note, 0.625%, 12/15/16	1.4%
LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	0.8%
Verizon Communications, Inc., 3.000%, 04/01/16	0.7%
Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	0.6%
International Business Machines Corp., 0.550%, 02/06/15	0.6%
NCUA Guaranteed Notes, 1.600%, 10/29/20	0.5%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING LIMITED MATURITY BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 28, 2006	Since Inception of Class I April 29, 2005
Class ADV	0.36%	2.33%	—	2.45%	—
Class I	0.90%	2.97%	—	—	3.04%
Class S	0.71%	2.71%	2.58%	—	—
Barclays U.S. 1-3 Year Government/Credit Bond Index	0.64%	2.02%	2.91%	3.29%	3.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the index indicated. The index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

19

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Information Technology	19.7%
Financials	17.1%
Consumer Staples	12.4%
Consumer Discretionary	12.3%
Health Care	10.5%
Energy	9.3%
Industrials	8.0%
Materials	7.2%
Telecommunication Services	2.4%
Assets in Excess of Other Liabilities*	1.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Multi-Manager Large Cap Core Portfolio (the ‘‘Portfolio’’) seeks reasonable income and capital growth. The Portfolio is managed by two sub-advisers — Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC (“TLC”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Guy W. Pope, CFA, Portfolio Manager of the Sleeve that is managed by CMIA, and Stephen M. Goddard, CFA, Lead Portfolio Manager, J. Brian Campbell, CFA, Jonathan T. Moody, CFA, and Mark E. DeVaul, CFA, Portfolio Managers of the Sleeve that is managed by TLC.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 30.66% compared to the S&P 500® Index and the Russell 1000® Index, which returned 32.39% and 33.11%, respectively, for the same period.

Portfolio Specifics: CMIA – The Sleeve outperformed the S&P 500® Index by approximately 285 basis points (2.85%) for the period from inception of the CMIA Sleeve on May 1, 2013 through December 31, 2013. Stock selection was the primary driver of performance for the period, with stocks in the information technology, financials, consumer discretionary and telecommunication services sectors leading the way. Stock selection in the consumer staples sector detracted.

Electronic Arts, in the tech sector, was the top contributor in the Sleeve. The company benefited from games developed for the new Xbox and PlayStation consoles that launched in the period and provided guidance for 2014 that was perceived as bullish.

In the health care sector, Cardinal Health, Inc. (“Cardinal Health”) was the top contributor, rallying more than 50% for the period. In the past few years, Cardinal Health has acquired a major distributor and half a dozen pharmaceutical companies in China, acquired a home-health supply company and invested in startups. The company’s strategy is helping it benefit from healthcare industry trends that include a movement to lower-cost, more efficient models, towards information transparency, regulatory changes and considerably faster growth of healthcare spending outside of the U.S. After lagging earlier in the year due to a lost contract, Cardinal Health caught up as investors became more confident in the company’s outlook.

Philip Morris International (“PM”) was the top detractor for the year as the company underperformed relative to other tobacco and consumer staples names. In addition to missing earnings expectations and guiding its EPS outlook down on higher FX headwinds, concerns over higher energy prices in Indonesia and the potential impact on tobacco consumption weighed on PM shares as well.

TLC – The Sleeve underperformed the S&P 500® Index by approximately 470 basis points (4.70%) for the period from inception of the TLC Sleeve on May 1, 2013 through December 31, 2013. Both stock selection and sector selection detracted from relative performance. At the sector level, our overweight of consumer staples and our underweight of industrials were negatives, partially offset by the positive impact of our underweight of utilities.

Stocks traded significantly higher during the period. In this type of environment, the Sleeve may often underperform due to our more conservative approach focused on downside protection. Additional headwinds faced over this period were the outperformance of high beta stocks versus low beta and the outperformance, in our opinion, of low quality stocks versus high quality.

The top individual stock contributors in the period were Bristol Myers, Visa, FedEx, General Dynamics, and NewMarket. Bristol Myers reacted strongly to its improving product pipeline. Visa continued to post strong growth while buying back stock. FedEx showed improvement from its cost reduction plan. NewMarket benefitted from strong capital allocation and General Dynamics delivered stronger than expected earnings despite defense spending cuts. The stocks with the greatest negative impact on performance were CarMax, White Mountains, Albemarle, Verizon, and Eaton Vance. Weakness in CarMax shares reflected concerns around the company’s sub-prime lending business. White Mountains lagged due to the difficult pricing environment in the insurance industry. Verizon was weak along with the telecom sector in general. Albemarle experienced

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

Berkshire Hathaway, Inc.	3.5%
NewMarket Corp.	3.2%
Chevron Corp.	3.1%
Wells Fargo & Co.	3.0%
Blackrock, Inc.	2.7%
Visa, Inc.	2.5%
Carnival Corp.	2.5%
Bristol-Myers Squibb Co.	2.4%
Carmax, Inc.	2.4%
EMC Corp.	2.3%

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO

weakness in some of its end markets. Eaton Vance has seen good growth, however, in lower fee business. We remain comfortable with each holding.

Pioneer – The Sleeve outperformed the S&P 500® Index by approximately 35 basis points (0.35%) for the period from January 1, 2013 through April 12, 2013. Security selection was the key to above-benchmark year-to-date results as our holdings outperformed the corresponding benchmark names in seven of ten sectors. Our best results came in the consumer staples sector. Selection in information technology, materials and industrials also contributed notably. Our worst results came in the consumer discretionary and health care sectors. Sector weighting decisions contributed to above-index returns as the benefit of health care and consumer staples overweights more than compensated for the drag of telecom services and utilities underweights.

Our emphasis on food product companies and security selection within that group were highly rewarding. H.J. Heinz was up 26% on a buyout offer, but Hershey, General Mills, and Mondelez International (a spin-off from Kraft Foods) also returned 19% or better. The group benefited from favorable commodity (input) price trends and increased investor interest (since a number of companies in addition to Heinz may be attractive M&A targets due to their balance sheets and cash flow). Drugstore operator Walgreens (up over 30%), which continued to recover from earlier weakness after resolving a dispute with a key pharmacy benefit manager and replacing an important distributor in its supply chain, and as investors warmed to its acquisition of UK pharmacy chain Boots.

Results in the materials sector were boosted by strong security selection in the chemicals industry (notably cleaning products supplier Ecolab) and below-benchmark exposure to the underperforming metals and mining group.

The industrials sector was, again, a solid contributor to results, as railroad Norfolk Southern, aerospace firm United Technologies, conglomerate 3M and machinery company Ingersoll-Rand were all strong performers, their stock prices boosted by solid business results.

Our worst results came in the consumer discretionary sector, reflecting our limited exposure to advertising-sensitive media names and sluggish results from several large portfolio holdings: after having risen more than 30% in the fourth quarter, Ford Motor’s recent rise declined in early 2013, and publisher John Wiley declined 4%. We remain confident in these companies’ longer-term outlook and investment appeal.

Results in health care were held back by our overweight of the equipment & services group, which lagged the pharmaceuticals group (in part because of the different treatment of the two groups under the Affordable Care Act). Results were also held back by our position in diversified hospital supply company C.R. Bard (up 4%, lagging the sector’s 18% gain), which offset strong performance from our positions in industry peers Becton Dickinson and Covidien. Bard seems to have fallen out of favor with investors due to slowing sales growth and its decision to increase R&D spending.

Current Strategy and Outlook: CMIA – Last year was a strong year for domestic stocks, having been the top-performing segment as compared to bonds, foreign developed markets and emerging markets. With the U.S. Federal Reserve Board (the “Fed”) now tapering its quantitative easing (“QE”) program going forward, we believe volatility could rise, which could make the environment for equities more challenging. If interest rates head higher and put pressure on the housing sector, we believe this too could hurt domestic large cap companies. Despite these potential headwinds, we believe stock valuations remain reasonable, and there is reason to remain cautiously optimistic about the equity markets in the near term. As such, we are still on the hunt and finding intriguing ideas using our contrarian stock selection process.

TLC – Looking forward, while we would be surprised to have a repeat of 2013, we remain optimistic. We believe corporate balance sheets are strong with significant cash on hand. Dividend payout ratios remain near historic lows while interest rates are attractive in our opinion. We believe the low interest rate environment is a great opportunity for companies to improve their capital structure and reduce the cost of capital. Strong balance sheets, low interest rates and a slow growth environment may bode well for greater M&A activity. We will continue to focus on high return on capital businesses generating significant cash flow, trading at a 30-40% discount to our estimate of intrinsic value.

*	On March 7, 2013, the Portfolio’s Board of Trustees approved a change with respect to the Portfolio’s sub-adviser from Pioneer Investment Management , Inc. to CMIA and TLC, with related changes to the Portfolio’s name and investment strategy. Effective April 12, 2013, Pioneer Investment Management no longer managed the Portfolio as the Portfolio was in a transition period. Effective May 1, 2013 CMIA and TLC became the Portfolio’s two sub-advisers under a multi-manager structure, replacing Pioneer Investment Management, Inc. TLC manages approximately 60% of the Portfolio’s assets and CMIA manages approximately 40% of the Portfolio’s assets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

21

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 29, 2005	Since Inception of Class S May 3, 2005
Class ADV	29.80%	14.15%	4.01%	—	—
Class I	30.66%	14.84%	—	6.86%	—
Class S	30.29%	14.56%	—	—	6.48%
S&P 500® Index	32.39%	17.94%	6.13%	7.81%	7.77%
Russell 1000® Index	33.11%	18.59%	6.44%	8.16%	8.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Multi-Manager Large Cap Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to April 12, 2013, the Portfolio was sub-advised by Pioneer Investment Management, Inc. Effective May 1, 2013, the Portfolio’s name and investment strategy changed.

22

PORTFOLIO MANAGERS’ REPORT	ING PIMCO HIGH YIELD PORTFOLIO

Investment Type Allocation

as of December 31, 2013

(as a percentage of net assets)

Corporate Bonds/Notes	92.3%
U.S. Treasury Obligations	5.4%
Collateralized Mortgage Obligations	0.2%
Asset-Backed Securities	0.1%
Common Stock	0.0%
Assets in Excess of Other Liabilities*	2.0%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING PIMCO High Yield Portfolio (the ‘‘Portfolio’’) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by Andrew Jessop, Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return 5.62% compared to the Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (‘‘Merrill Lynch U.S. High Yield Constrained’’) Index and the Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index, which returned 6.31% and 6.31% respectively, for the same period.

Portfolio Specifics: The beginning of 2013 saw U.S. equity indices reach new highs and Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. In our opinion investors discounted negative fiscal policy developments — including Congress’s failure to reach a deal on sequestration – and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the U.S. Federal Reserve Board (the “Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, headline indicators of economic growth had been unconvincing. In addition, the Fed was also keeping a wary eye on the uncertain fiscal policy landscape, as the economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed.

In December, the Fed announced its intention to begin gradually exiting its bond-buying program. In January 2014, the Fed will reduce — or “taper” — its quantitative easing program from $85bn to $75bn a month. As expected, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

The following strategies were positive for returns: An underweight to U.S. duration, as rates rose significantly over the one-year period; an overweight to the building products sector, where higher beta materials-focused companies outperformed; and exposure to CCC rated bonds as the higher beta quality segment outperformed.

The following strategies were negative or neutral for returns: Security selection in the energy sector, as certain names underperformed due to idiosyncratic events; an underweight to banking and financial services, as it outperformed the broader high yield market; an underweight to the technology and electronics sector, as it was one of the best performing high yield sectors of 2013.

Current Strategy and Outlook: We have become modestly more optimistic about the outlook for global growth. We believe many of the challenges faced during 2013 have faded, yielding a brighter outlook for global growth. But while headwinds have abated, unwinding monetary policy’s supportive grip on financial markets could prove challenging. Persistent sizeable output gaps, high unemployment and below potential demand suggest inflation will remain contained.

We aim to take more credit risk while paring duration risk further. We believe corporates remain in a good position given strength in balance sheets, termed-out debt and strong access to capital. Additionally, confidence in future corporate performance is growing, with improved macro data in the U.S., and better growth prospects in Europe have, in our view, reduced downside risks as well.

*	On October 22, 2013, a majority of the Portfolio’s Board of Trustees (“Board”) approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC (“PIMCO”) to ING Investment Management Co. LLC (“ING IM”) with related changes to the Portfolio’s name, investment objective and principal investment strategies. Effective as of the close of business on February 4, 2014, ING IM began managing the Portfolio and was renamed ING High Yield Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013*

(as a percentage of net assets)

United States Treasury Bill, 0.250%, 09/15/14	1.4%
United States Treasury Bill, 0.250%, 11/30/14	1.1%
United States Treasury Bill, 0.250%, 09/30/14	1.1%
United States Treasury Bill, 0.500%, 10/15/14	1.0%
Sprint Nextel Corp., 6.000%, 11/15/22	0.8%
United States Treasury Bill, 0.375%, 11/15/14	0.7%
Sprint Capital Corp., 6.900%, 05/01/19	0.7%
TransDigm, Inc., 7.750%, 12/15/18	0.7%
EP Energy, LLC, 9.375%, 05/01/20	0.6%
Biomet, Inc., 6.500%, 10/01/20	0.6%
*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

23

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV May 22, 2006	Since Inception of Class I April 29, 2005	Since Inception of Class S May 3, 2004	Since Inception of Class S2 December 29, 2006
Class ADV	5.25%	16.11%	7.76%	—	—	—
Class I	5.89%	16.82%	—	8.49%	—	—
Class S	5.62%	16.50%	—	—	8.13%	—
Class S2	5.47%	16.34%	—	—	—	7.84%
Merrill Lynch U.S. High Yield Constrained Index	6.31%	16.46%	8.13%	8.02%	7.84%	7.83%
Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	6.31%	16.56%	8.17%	8.10%	7.92%	7.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

24

PORTFOLIO MANAGERS’ REPORT	ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Geographic Diversification

as of December 31, 2013

(as a percentage of net assets)

United States	32.6%
United Kingdom	13.6%
France	11.2%
Germany	6.7%
Switzerland	5.2%
Netherlands	5.0%
South Korea	4.0%
Japan	3.5%
Italy	3.5%
Singapore	2.5%
Countries between 0.1%-1.5%^	10.1%
Assets in Excess of Other Liabilities*	2.1%

Net Assets	100.0%

*	Includes short-term investments.

^	Includes 13 countries, which each represents 0.1%-1.5% of net assets.

Portfolio holdings are subject to change daily.

ING Templeton Global Growth Portfolio (the ‘‘Portfolio’’) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA and President, Tucker Scott, CFA and Executive Vice President, Lisa F. Myers, CFA and Executive Vice President, and James Harper, CFA, of Templeton Global Advisors Limited — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 30.62% compared to the MSCI World IndexSM, which returned 26.68% for the same period.

Portfolio Specifics: The year 2013 brought progress to financial markets and the global economy as stabilization for key financial institutions and declining equity correlations allowed investors to refocus on fundamentals, which we feel benefited bottom-up stock pickers.

Stock selection in Europe helped drive financials sector performance. Italian lender UniCredit Group continued to make progress in bolstering capital, improving liquidity and cutting costs as the firm navigated challenging conditions in Italy. Although our European financials stocks rallied from historically low valuations, they continued to trade at significant discounts to their global peers and the broader European market. In our view, European financials offered further upside potential as restructuring continued amid an improving economic outlook.

Industrials holdings benefited from strategic initiatives and a stabilizing global economy. A European airline was a top-performing sector holding as cost cutting and capacity rationalization enhanced the positive impact of recovering air passenger volume. International Consolidated Airlines Group SA (U.K./Spain), the parent company of British Airways, was an apt example, as its share price rose to a six-year high after earnings surged. The company has cut costs, rationalized capacity and benefited from recovering air passenger traffic. Stock selection also helped drive performance in the industrials and information technology sectors. U.S. software manufacturer Microsoft Corp.’s and hardware specialist Hewlett-Packard Co.’s share prices advanced as the iconic U.S. software and hardware firms rebounded.

Below-benchmark allocations in the materials and consumer staples sectors, and stock selection in the consumer staples sector, also contributed to relative performance. Our caution in the sectors was rewarded as what we viewed as expensive materials stocks with dubious fundamentals and consumer staples stocks facing margin pressures trailed broader market gains. We continued to incrementally reduce consumer discretionary sector exposure as what we viewed as lofty valuations allowed us to realize gains on some of our contrarian investments made during periods of extreme economic pessimism.

We also found what we viewed as attractive bargains in the energy sector, although our overweighted position hurt relative performance. Multinational oil producer Petroleo Brasileiro S.A. (Brazil) was a large sector detractor as short-term concerns about a government fuel subsidy overshadowed what we viewed as the company’s attractive long-term production potential. We believe depressed energy sector valuations might understate the long-term cash-flow and shareholder return potential of oil companies with falling capital expenditures and, in our opinion, improving production prospects.

From a geographical perspective, stock selection in the U.S. and the U.K. overcame an unfavorable U.S. underweighting and Europe overweighting. Detractive allocations to Asian countries outside of Japan, including off-benchmark South Korea, more than offset the contribution from stock selection in Japan.

Current Strategy and Outlook: We believe considerable risks and imbalances remain, and conditions for continued growth and recovery appear favorable to us, with muted inflation fostering continued policy support and moderately improving economic growth enabling ongoing fiscal repair. Investor sentiment improved markedly and for the first time in six years, investors began to move into equities. Admittedly, stocks have rallied for a while and many major markets indexes were near record highs. However, global equity indexes since 1970 have spent more than a third of the time within 5% of a record high and sustained recoveries tended to follow extreme contractions, making the current environment not unusual, in our view. Although we believe many significant valuation anomalies created by the global financial crisis have disappeared, stocks overall do not appear too richly valued to us, particularly in Europe and certain emerging markets where economic and corporate profit cycles remain depressed. We believe this more neutral valuation environment favors discerning investors capable of uncovering individual values at the bottom-up level, which to us seems consistent with the positive impact of stock selection on recent Portfolio performance.

*	Effective June 30, 2013, Matthew Nagle was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013

(as a percentage of net assets)

Roche Holding AG — Genusschein	2.2%
Microsoft Corp.	2.0%
Samsung Electronics Co., Ltd.	1.9%
BNP Paribas	1.9%
Pfizer, Inc.	1.8%
International Consolidated Airlines Group SA	1.7%
Citigroup, Inc.	1.7%
Total S.A.	1.6%
Deutsche Lufthansa AG	1.6%
Baker Hughes, Inc.	1.6%

Portfolio holdings are subject to change daily.

25

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 28, 2006
Class ADV	30.13%	15.89%	—	3.56%	—
Class I	30.96%	16.71%	—	—	5.48%
Class S	30.62%	16.41%	6.98%	—	—
Class S2	30.46%	16.24%	6.81%	—	—
MSCI World IndexSM	26.68%	15.02%	6.98%	3.84%	4.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

26

PORTFOLIO MANAGERS’ REPORT	ING U.S. STOCK INDEX PORTFOLIO

Sector Diversification

as of December 31, 2013

(as a percentage of net assets)

Information Technology	18.3%
Financials	15.8%
Health Care	12.8%
Consumer Discretionary	12.5%
Industrials	10.7%
Energy	10.1%
Consumer Staples	9.6%
Materials	3.4%
Utilities	2.9%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	1.6%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING U.S. Stock Index Portfolio (the ‘‘Portfolio’’) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of 32.04% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500® Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

All ten sectors posted positive returns for the year with consumer discretionary, health care and industrials posting the largest gains. Conversely, telecommunication services and utilities contributed the least to performance.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve Board (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective June 30, 2013, Vincent Costa was removed as a portfolio manager for the Portfolio and Kai Yee Wong was added as a portfolio manager.
**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2013*

(as a percentage of net assets)

Apple, Inc.	3.0%
ExxonMobil Corp.	2.6%
Google, Inc. — Class A	1.9%
Microsoft Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.5%
Chevron Corp.	1.4%
Procter & Gamble Co.	1.3%
JPMorgan Chase & Co.	1.3%
Wells Fargo & Co.	1.3%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily

27

ING U.S. STOCK INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Class ADV May 28, 2009	Since Inception of Class I May 3, 2004	Since Inception of Class S April 30, 2007	Since Inception of Class S2 August 1, 2007
Class ADV	31.40%	—	18.35%	—	—	—
Class I	32.04%	17.65%	—	7.40%	—	—
Class S	31.75%	17.37%	—	—	5.14%	—
Class S2	31.46%	17.18%	—	—	—	5.31%
S&P 500® Index	32.39%	17.94%	19.28%	7.56%	5.66%	6.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

28

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING BlackRock Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,218.70	1.40%	$7.83	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,222.60	0.80	4.48	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,220.10	1.04	5.82	1,000.00	1,019.96	1.04	5.30
Class S2	1,000.00	1,219.30	1.20	6.71	1,000.00	1,019.16	1.20	6.11
ING Clarion Real Estate Portfolio
Class ADV	$1,000.00	$969.80	1.21%	$6.01	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	972.70	0.61	3.03	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	971.50	0.86	4.27	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	970.60	1.01	5.02	1,000.00	1,020.11	1.01	5.14

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

29

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING Franklin Income Portfolio
Class ADV	$1,000.00	$1,091.60	1.36%	$7.17	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,096.40	0.76	4.02	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,094.40	1.01	5.33	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,094.00	1.16	6.12	1,000.00	1,019.36	1.16	5.90
ING Franklin Mutual Shares Portfolio
Class ADV	$1,000.00	$1,133.80	1.38%	$7.42	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,136.80	0.78	4.20	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	1,134.70	1.03	5.54	1,000.00	1,020.01	1.03	5.24
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,196.20	1.46%	$8.08	$1,000.00	$1,017.85	1.46%	$7.43
Class I	1,000.00	1,200.00	0.86	4.77	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,197.80	1.11	6.15	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,196.70	1.26	6.98	1,000.00	1,018.85	1.26	6.41
ING Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,186.50	1.07%	$5.90	$1,000.00	$1,019.81	1.07%	$5.45
Class I	1,000.00	1,189.70	0.60	3.31	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,188.30	0.85	4.69	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,187.10	1.00	5.51	1,000.00	1,020.16	1.00	5.09
ING Large Cap Value Portfolio
Class ADV	$1,000.00	$1,134.60	1.26%	$6.78	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,137.30	0.66	3.56	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,137.40	0.91	4.90	1,000.00	1,020.62	0.91	4.63
Class S2(1)	1,000.00	1,090.60	1.06	3.46	1,000.00	1,019.86	1.06	5.40
ING Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,005.60	0.88%	$4.45	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,009.00	0.28	1.42	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	1,007.10	0.53	2.68	1,000.00	1,022.53	0.53	2.70
ING Multi-Manager Large Cap Core Portfolio
Class ADV	$1,000.00	$1,138.90	1.33%	$7.17	$1,000.00	$1,018.50	1.33%	$6.77
Class I	1,000.00	1,142.50	0.73	3.94	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,140.40	0.98	5.29	1,000.00	1,020.27	0.98	4.99
ING PIMCO High Yield Portfolio
Class ADV	$1,000.00	$1,048.10	1.10%	$5.68	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,052.20	0.50	2.59	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,049.90	0.75	3.88	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,050.10	0.90	4.65	1,000.00	1,020.67	0.90	4.58

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was September 9, 2013. Expenses paid for the actual Portfolio’s return reflect the 114-day period ended December 31, 2013.

30

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
ING Templeton Global Growth Portfolio
Class ADV	$1,000.00	$1,195.70	1.49%	$8.25	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,199.00	0.89	4.93	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,198.00	1.14	6.32	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,197.60	1.29	7.15	1,000.00	1,018.70	1.29	6.56
ING U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,158.80	0.80%	$4.35	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,161.80	0.27	1.47	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,160.30	0.51	2.78	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,158.70	0.67	3.65	1,000.00	1,021.83	0.67	3.41

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including summary portfolios of investments, of ING BlackRock Large Cap Growth Portfolio, ING Clarion Real Estate Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio), ING PIMCO High Yield Portfolio, ING Templeton Global Growth Portfolio, and ING U.S. Stock Index Portfolio, each a series of ING Investors Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2014

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
ASSETS:
Investments in securities at fair value+*	$390,498,139	$612,935,617	$916,719,470	$510,684,696
Short-term investments at fair value**	1,900,310	6,898,054	33,412,994	12,497,632
Short-term investments in affiliates at fair value**	5,466,177	—	—	—

Total investments at fair value	$397,864,626	$619,833,671	$950,132,464	$523,182,328

Short-term investments at amortized cost	—	—	11,000,000	17,299,867
Cash	—	—	11,030,423	2,228,740
Foreign currencies at value***	15,276	—	120,014	157,510
Receivables:
Investment securities sold	877,620	5,385,226	—	168,827
Fund shares sold	98,538	6,762,332	1,483,076	—
Dividends	398,689	3,113,581	1,210,731	598,103
Interest	—	—	6,170,286	350,025
Foreign tax reclaims	—	—	380,313	212,937
Unrealized appreciation on forward foreign currency contracts	—	—	—	53,392
Prepaid expenses	—	2,415	3,378	—
Reimbursement due from manager	—	108,839	—	—

Total assets	399,254,749	635,206,064	981,530,685	544,251,729

LIABILITIES:
Payable for investment securities purchased	1,878,144	4,251,023	—	2,889
Payable for fund shares redeemed	1,614,373	851,834	943,591	2,136,790
Payable upon receipt of securities loaned	1,900,310	4,373,227	33,412,994	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	4,260,779
Payable for unified fees	261,172	—	—	351,706
Payable for investment management fees	—	378,033	496,804	—
Payable for administrative fees	—	52,791	79,261	—
Payable for distribution and shareholder service fees	45,561	128,581	146,064	49,419
Payable for trustee fees	—	3,386	4,452	—
Other accrued expenses and liabilities	—	96,737	107,937	—

Total liabilities	5,699,560	10,135,612	35,191,103	6,801,583

NET ASSETS	$393,555,189	$625,070,452	$946,339,582	$537,450,146

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$304,399,323	$769,070,771	$892,744,694	$456,705,271
Undistributed net investment income	2,279,824	9,470,864	38,658,120	10,423,036
Accumulated net realized loss	(7,134,810)	(191,620,330)	(74,367,507)	(41,584,309)
Net unrealized appreciation	94,010,852	38,149,147	89,304,275	111,906,148

NET ASSETS	$393,555,189	$625,070,452	$946,339,582	$537,450,146

+ Including securities loaned at value	$1,858,622	$4,282,678	$32,529,414	$—
* Cost of investments in securities	$296,488,971	$574,786,470	$827,443,108	$394,579,426
** Cost of short-term investments	$7,366,487	$6,898,054	$33,412,994	$12,497,539
*** Cost of foreign currencies	$13,592	$—	$115,885	$155,995

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
Class ADV
Net assets	$12,845,323	$62,462,277	$53,031,274	$10,045,230
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	919,585	2,375,513	4,845,873	939,506
Net asset value and redemption price per share	$13.97	$26.29	$10.94	$10.69
Class I
Net assets	$191,367,733	$116,777,678	$326,509,950	$316,255,815
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,268,839	4,258,384	28,897,450	28,933,431
Net asset value and redemption price per share	$14.42	$27.42	$11.30	$10.93
Class S
Net assets	$179,255,004	$420,034,526	$556,255,138	$211,149,101
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,496,113	15,360,312	49,551,511	19,364,521
Net asset value and redemption price per share	$14.34	$27.35	$11.23	$10.90
Class S2
Net assets	$10,087,129	$25,795,971	$10,543,220	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	713,156	948,945	941,671	n/a
Net asset value and redemption price per share	$14.14	$27.18	$11.20	n/a

See Accompanying Notes to Financial Statements

34

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$740,616,326	$5,399,186,197	$1,170,173,842	$260,999,066
Short-term investments at fair value**	39,043,348	68,053,600	17,238,191	4,374,000

Total investments at fair value	$779,659,674	$5,467,239,797	$1,187,412,033	$265,373,066

Cash	—	857	82,082	1,390
Cash collateral for futures	36,960	—	—	557,576
Foreign currencies at value***	—	—	885,711	—
Receivables:
Investment securities sold	795,301	40,548,555	—	87
Fund shares sold	34,320	632,918	237,204	2,071,772
Dividends	1,170,667	4,106,402	1,966,217	281
Interest	165	—	—	837,398
Prepaid expenses	—	18,900	4,097	—
Reimbursement due from manager	—	337,049	87,506	—

Total assets	781,697,087	5,512,884,478	1,190,674,850	268,841,570

LIABILITIES:
Payable for investment securities purchased	1,300,874	22,403,667	—	—
Payable for fund shares redeemed	3,961,478	35,699,881	4,970,593	238,498
Payable upon receipt of securities loaned	19,545,257	—	4,880,103	—
Payable for unified fees	531,236	—	—	62,701
Payable for investment management fees	—	2,510,772	615,889	—
Payable for administrative fees	—	456,500	99,106	—
Payable for distribution and shareholder service fees	159,881	1,307,200	134,916	44,762
Payable for trustee fees	—	22,674	3,178	—
Other accrued expenses and liabilities	—	360,241	113,134	—

Total liabilities	25,498,726	62,760,935	10,816,919	345,961

NET ASSETS	$756,198,361	$5,450,123,543	$1,179,857,931	$268,495,609

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$487,662,631	$3,964,113,149	$1,034,992,322	$271,430,800
Undistributed net investment income	2,772,124	13,834,572	8,059,548	2,155,750
Accumulated net realized gain (loss)	58,708,528	380,527,079	(7,408,928)	(6,154,219)
Net unrealized appreciation	207,055,078	1,091,648,743	144,214,989	1,063,278

NET ASSETS	$756,198,361	$5,450,123,543	$1,179,857,931	$268,495,609

+ Including securities loaned at value	$19,099,007	$—	$4,770,042	$—
* Cost of investments in securities	$533,943,594	$4,307,537,454	$1,025,898,227	$260,228,531
** Cost of short-term investments	$39,043,348	$68,053,600	$17,238,191	$4,374,000
*** Cost of foreign currencies	$—	$—	$946,336	$—

See Accompanying Notes to Financial Statements

35

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
Class ADV
Net assets	$85,365,578	$2,519,145,279	$12,730,477	$40,656,339
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,258,695	138,248,109	1,090,557	4,116,440
Net asset value and redemption price per share	$20.05	$18.22	$11.67	$9.88
Class I
Net assets	$136,610,650	$1,469,089,422	$558,826,485	$110,388,760
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,565,921	76,934,119	47,339,676	10,889,334
Net asset value and redemption price per share	$20.81	$19.10	$11.80	$10.14
Class S
Net assets	$482,758,907	$1,408,086,682	$608,297,703	$117,450,510
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	23,411,277	74,821,632	52,007,105	11,525,542
Net asset value and redemption price per share	$20.62	$18.82	$11.70	$10.19
Class S2
Net assets	$51,463,226	$53,802,160	$3,266	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	2,516,171	2,873,316	279	n/a
Net asset value and redemption price per share	$20.45	$18.72	$11.69	n/a

See Accompanying Notes to Financial Statements

36

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Multi- Manager Large Cap Core Portfolio	ING PIMCO High Yield Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
ASSETS:
Investments in securities at fair value+*	$371,292,000	$883,894,230	$618,998,249	$4,548,859,981
Short-term investments at fair value**	4,884,895	34,799,336	11,253,795	77,903,790

Total investments at fair value	$376,176,895	$918,693,566	$630,252,044	$4,626,763,771

Cash	47	469,497	14,751,622	33,486
Cash collateral for futures	—	—	—	4,106,021
Cash pledged for centrally cleared swaps (Note 2)	—	910,000	—	—
Foreign currencies at value***	—	50,039	366,072	—
Receivables:
Investment securities sold	4,130,755	2,682,145	17,092	—
Fund shares sold	10,020	3,596,154	11,657	729,340
Dividends	461,434	—	666,215	6,132,422
Interest	—	14,274,309	86	—
Foreign tax reclaims	—	—	349,037	—
Unrealized appreciation on forward foreign currency contracts	—	53,459	—	—
Variation margin receivable on centrally cleared swaps	—	38,432	—	—
Reimbursement due from manager	—	2,000	—	—

Total assets	380,779,151	940,769,601	646,413,825	4,637,765,040

LIABILITIES:
Payable for investment securities purchased	3,091,374	2,794,621	30,403	—
Payable for fund shares redeemed	2,129,667	520,759	2,223,120	9,511,655
Payable upon receipt of securities loaned	—	34,799,336	11,253,795	4,508,790
Unrealized depreciation on forward foreign currency contracts	—	148,680	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	100,000	—	—
Payable for unified fees	228,101	373,197	463,749	1,004,031
Payable for distribution and shareholder service fees	12,737	207,473	65,910	107,167
Payable for information statement costs	39,169	2,000	—	—

Total liabilities	5,501,048	38,946,066	14,036,977	15,131,643

NET ASSETS	$375,278,103	$901,823,535	$632,376,848	$4,622,633,397

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$316,462,753	$887,156,899	$505,033,534	$2,615,724,983
Undistributed net investment income	720,870	8,249,344	7,856,692	13,841,437
Accumulated net realized gain (loss)	22,829,258	(44,252,037)	(5,446,718)	420,428,972
Net unrealized appreciation	35,265,222	50,669,329	124,933,340	1,572,638,005

NET ASSETS	$375,278,103	$901,823,535	$632,376,848	$4,622,633,397

+ Including securities loaned at value	$—	$33,892,630	$10,917,993	$4,402,650
* Cost of investments in securities	$336,026,778	$834,613,604	$494,078,296	$2,979,208,633
** Cost of short-term investments	$4,884,895	$34,799,336	$11,253,795	$77,903,790
*** Cost of foreign currencies	$—	$50,063	$374,595	$—

See Accompanying Notes to Financial Statements

37

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Multi- Manager Large Cap Core Portfolio	ING PIMCO High Yield Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
Class ADV
Net assets	$1,541,210	$117,538,572	$6,361	$105,584,031
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	104,668	11,084,324	405	7,405,698
Net asset value and redemption price per share	$14.72	$10.60	$15.70	$14.26
Class I
Net assets	$316,868,804	$86,288,577	$319,415,376	$4,322,477,780
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	21,422,065	8,135,404	19,933,698	296,740,064
Net asset value and redemption price per share	$14.79	$10.61	$16.02	$14.57
Class S
Net assets	$56,868,089	$691,274,809	$307,053,978	$37,258,777
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,838,635	65,198,682	19,092,476	2,570,862
Net asset value and redemption price per share	$14.81	$10.60	$16.08	$14.49
Class S2
Net assets	n/a	$6,721,577	$5,901,133	$157,312,809
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	633,059	369,611	10,936,065
Net asset value and redemption price per share	n/a	$10.62	$15.97	$14.38

See Accompanying Notes to Financial Statements

38

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,552,876	$15,257,889	$19,201,782	$10,337,422
Interest	—	—	27,420,259	3,098,497
Dividends from affiliated underlying funds	4,138	—	—	—
Securities lending income, net	70,603	18,936	491,029	—

Total investment income	5,627,617	15,276,825	47,113,070	13,435,919

EXPENSES:
Investment management fees	—	4,839,989	5,592,927	—
Unified fees	2,843,645	—	—	3,920,821
Distribution and shareholder service fees:
Class ADV	83,592	453,013	297,917	64,873
Class S	409,203	1,177,206	1,343,540	507,447
Class S2	39,219	136,455	50,780	—
Transfer agent fees	—	1,081	891	—
Administrative service fees	—	677,163	890,479	—
Shareholder reporting expense	—	104,460	63,286	—
Registration fees	—	2,528	—	—
Professional fees	—	49,409	58,285	—
Custody and accounting expense	—	68,605	108,090	—
Trustee fees and expenses	14,362	20,315	26,715	19,985
Miscellaneous expense	—	26,542	27,153	—
Interest expense	24	59	290	—

Total expenses	3,390,045	7,556,825	8,460,353	4,513,126
Net waived and reimbursed fees	(47,189)	(1,764,989)	(69,740)	(12,975)
Brokerage commission recapture	—	—	(3,642)	—

Net expenses	3,342,856	5,791,836	8,386,971	4,500,151

Net investment income	2,284,761	9,484,989	38,726,099	8,935,768

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	35,797,755	96,937,175	3,115,657	35,923,722
Foreign currency related transactions	342	—	55,407	(1,473,339)
Written options	—	—	—	4,443

Net realized gain	35,798,097	96,937,175	3,171,064	34,454,826

Net change in unrealized appreciation (depreciation) on:
Investments	64,721,093	(91,251,825)	79,576,330	80,299,153
Foreign currency related transactions	377	—	13,413	(1,299,873)

Net change in unrealized appreciation (depreciation)	64,721,470	(91,251,825)	79,589,743	78,999,280

Net realized and unrealized gain	100,519,567	5,685,350	82,760,807	113,454,106

Increase in net assets resulting from operations	$102,804,328	$15,170,339	$121,486,906	$122,389,874

* Foreign taxes withheld	$21,505	$—	$404,140	$109,599

See Accompanying Notes to Financial Statements

39

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,001,556	$54,735,574	$15,346,720	$2,824
Interest	935	—	—	3,327,250
Securities lending income, net	555,727	—	176,166	17,918

Total investment income	9,558,218	54,735,574	15,522,886	3,347,992

EXPENSES:
Investment management fees	—	24,941,929	4,030,363	—
Unified fees	5,229,519	—	—	751,297
Distribution and shareholder service fees:
Class ADV	465,667	17,538,108	55,331	278,677
Class S	976,132	2,382,614	628,671	311,424
Class S2	230,780	230,780	4	—
Transfer agent fees	—	5,023	967	—
Administrative service fees	—	4,534,851	635,753	—
Shareholder reporting expense	—	376,900	37,653	—
Registration fees	—	21,777	22	—
Professional fees	—	278,502	48,088	—
Custody and accounting expense	—	423,110	44,355	—
Trustee fees and expenses	25,251	136,047	19,073	12,494
Miscellaneous expense	—	96,152	12,501	—
Interest expense	17	1,718	190	24

Total expenses	6,927,366	50,967,511	5,512,971	1,353,916
Net waived and reimbursed fees	(139,291)	(10,157,494)	(630,868)	(55,736)
Brokerage commission recapture	(9,393)	—	(2,413)	—

Net expenses	6,778,682	40,810,017	4,879,690	1,298,180

Net investment income	2,779,536	13,925,557	10,643,196	2,049,812

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	60,354,359	383,196,412	59,973,201	113,403
Futures	2,418,725	—	—	944,943

Net realized gain	62,773,084	383,196,412	59,973,201	1,058,346

Net change in unrealized appreciation (depreciation) on:
Investments	131,856,481	817,253,158	100,907,022	(1,304,985)
Foreign currency related transactions	—	—	(60,149)	—
Futures	152,138	—	—	192,351

Net change in unrealized appreciation (depreciation)	132,008,619	817,253,158	100,846,873	(1,112,634)

Net realized and unrealized gain (loss)	194,781,703	1,200,449,570	160,820,074	(54,288)

Increase in net assets resulting from operations	$197,561,239	$1,214,375,127	$171,463,270	$1,995,524

* Foreign taxes withheld	$1,558	$—	$133,813	$—

See Accompanying Notes to Financial Statements

40

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Multi- Manager Large Cap Core Portfolio	ING PIMCO High Yield Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,068,231	$—	$13,377,789	$94,748,343
Interest	—	62,026,886	1,893	1,632
Securities lending income, net	—	300,324	451,443	273,196

Total investment income	6,068,231	62,327,210	13,831,125	95,023,171

EXPENSES:
Unified fees	2,197,592	4,680,574	5,142,912	11,684,875
Distribution and shareholder service fees:
Class ADV	10,784	823,495	42	680,755
Class S	136,749	1,836,890	701,541	89,289
Class S2	—	31,749	27,125	637,686
Trustee fees and expenses	8,658	46,313	22,796	203,352
Information statement costs (Note 7)	47,000	2,000	—	—
Interest expense	196	—	—	923

Total expenses	2,400,979	7,421,021	5,894,416	13,296,880
Net waived and reimbursed fees	(63,043)	(173,050)	(5,433)	(330,800)
Brokerage commission recapture	(16,832)	—	(5,771)	—

Net expenses	2,321,104	7,247,971	5,883,212	12,966,080

Net investment income	3,747,127	55,079,239	7,947,913	82,057,091

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	30,902,989	16,331,862	16,561,487	471,463,462
Foreign currency related transactions	1,857	(2,000,734)	(85,038)	—
Futures	—	—	—	15,580,688
Swaps	—	5,657,132	—	—

Net realized gain	30,904,846	19,988,260	16,476,449	487,044,150

Net change in unrealized appreciation (depreciation) on:
Investments	23,155,087	(21,427,565)	130,619,147	686,302,180
Foreign currency related transactions	12	863,273	5,221	—
Futures	—	—	—	2,571,946
Swaps	—	(1,645,129)	—	—

Net change in unrealized appreciation (depreciation)	23,155,099	(22,209,421)	130,624,368	688,874,126

Net realized and unrealized gain (loss)	54,059,945	(2,221,161)	147,100,817	1,175,918,276

Increase in net assets resulting from operations	$57,807,072	$52,858,078	$155,048,730	$1,257,975,367

* Foreign taxes withheld	$7,867	$—	$925,672	$9,849

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Large Cap Growth Portfolio		ING Clarion Real Estate Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,284,761	$4,431,017	$9,484,989	$9,128,594
Net realized gain	35,798,097	25,447,755	96,937,175	75,969,724
Net change in unrealized appreciation (depreciation)	64,721,470	16,492,669	(91,251,825)	2,824,687

Increase in net assets resulting from operations	102,804,328	46,371,441	15,170,339	87,923,005

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(103,504)	(26,878)	(786,614)	(374,638)
Class I	(2,379,145)	(1,253,584)	(1,827,483)	(1,331,150)
Class S	(1,829,740)	(780,489)	(6,191,597)	(4,640,457)
Class S2	(79,837)	(27,587)	(324,944)	(226,042)

Total distributions	(4,392,226)	(2,088,538)	(9,130,638)	(6,572,287)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,625,087	35,271,546	77,123,907	120,755,246
Reinvestment of distributions	4,392,226	2,088,538	9,130,638	6,572,287

	29,017,313	37,360,084	86,254,545	127,327,533
Cost of shares redeemed	(70,236,123)	(69,808,011)	(131,785,146)	(113,179,684)

Net increase (decrease) in net assets resulting from capital share transactions	(41,218,810)	(32,447,927)	(45,530,601)	14,147,849

Net increase (decrease) in net assets	57,193,292	11,834,976	(39,490,900)	95,498,567

NET ASSETS:
Beginning of year or period	336,361,897	324,526,921	664,561,352	569,062,785

End of year or period	$393,555,189	$336,361,897	$625,070,452	$664,561,352

Undistributed net investment income at end of year or period	$2,279,824	$4,385,499	$9,470,864	$9,116,513

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Income Portfolio		ING Franklin Mutual Shares Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$38,726,099	$45,856,229	$8,935,768	$8,008,401
Net realized gain (loss)	3,171,064	(15,090,057)	34,454,826	26,221,428
Net change in unrealized appreciation	79,589,743	66,931,741	78,999,280	25,175,102

Increase in net assets resulting from operations	121,486,906	97,697,913	122,389,874	59,404,931

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,028,896)	(1,376,679)	(76,219)	(88,067)
Class I	(15,880,708)	(16,180,457)	(3,778,742)	(4,637,651)
Class S	(26,975,174)	(29,794,272)	(2,199,144)	(2,867,898)
Class S2	(477,688)	(551,619)	—	—

Total distributions	(45,362,466)	(47,903,027)	(6,054,105)	(7,593,616)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,900,006	71,912,174	25,797,689	18,237,872
Reinvestment of distributions	45,362,466	47,903,027	6,054,105	7,593,616

	139,262,472	119,815,201	31,851,794	25,831,488
Cost of shares redeemed	(95,741,663)	(122,655,146)	(63,913,626)	(73,004,862)

Net increase (decrease) in net assets resulting from capital share transactions	43,520,809	(2,839,945)	(32,061,832)	(47,173,374)

Net increase in net assets	119,645,249	46,954,941	84,273,937	4,637,941

NET ASSETS:
Beginning of year or period	826,694,333	779,739,392	453,176,209	448,538,268

End of year or period	$946,339,582	$826,694,333	$537,450,146	$453,176,209

Undistributed net investment income at end of year or period	$38,658,120	$45,350,493	$10,423,036	$8,993,437

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Small Cap Core Equity Portfolio		ING Large Cap Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,779,536	$4,730,877	$13,925,557	$20,585,640
Net realized gain	62,773,084	35,087,717	383,196,412	76,801,238
Net change in unrealized appreciation	132,008,619	33,919,641	817,253,158	213,082,300

Increase in net assets resulting from operations	197,561,239	73,738,235	1,214,375,127	310,469,178

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(472,221)	(27,942)	(8,294,819)	(698,297)
Class I	(1,029,845)	(315,120)	(6,288,340)	(4,330,205)
Class S	(2,946,673)	(487,538)	(5,877,121)	(1,860,869)
Class S2	(284,630)	(5,092)	(143,973)	(117,685)
Net realized gains:
Class ADV	(1,579,350)	—	(22,854,256)	(1,459,890)
Class I	(2,618,169)	—	(10,974,999)	(7,242,332)
Class S	(9,389,979)	—	(12,235,590)	(4,268,045)
Class S2	(1,112,159)	—	(426,506)	(239,016)

Total distributions	(19,433,026)	(835,692)	(67,095,604)	(20,216,339)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	171,301,262	110,457,872	1,374,451,594	732,720,837
Proceeds from shares issued in merger (Note 11)	—	—	—	1,933,926,036
Reinvestment of distributions	19,433,026	835,692	67,095,604	20,216,338

	190,734,288	111,293,564	1,441,547,198	2,686,863,211
Cost of shares redeemed	(78,378,045)	(117,049,677)	(763,964,235)	(403,398,225)

Net increase (decrease) in net assets resulting from capital share transactions	112,356,243	(5,756,113)	677,582,963	2,283,464,986

Net increase in net assets	290,484,456	67,146,430	1,824,862,486	2,573,717,825

NET ASSETS:
Beginning of year or period	465,713,905	398,567,475	3,625,261,057	1,051,543,232

End of year or period	$756,198,361	$465,713,905	$5,450,123,543	$3,625,261,057

Undistributed net investment income at end of year or period	$2,772,124	$4,725,957	$13,834,572	$20,796,151

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS

	ING Large Cap Value Portfolio		ING Limited Maturity Bond Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$10,643,196	$7,940,859	$2,049,812	$2,605,166
Net realized gain (loss)	59,973,201	16,108,219	1,058,346	(423,564)
Net change in unrealized appreciation (depreciation)	100,846,873	22,864,191	(1,112,634)	2,741,750

Increase in net assets resulting from operations	171,463,270	46,913,269	1,995,524	4,923,352

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(109,738)	(68,457)	(282,831)	(234,444)
Class I	(7,719,742)	(6,740,004)	(1,263,916)	(1,866,934)
Class S	(2,940,094)	(1,724,959)	(1,116,353)	(1,129,049)
Class S2	(7)	—	—	—

Total distributions	(10,769,581)	(8,533,420)	(2,663,100)	(3,230,427)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	194,968,701	61,604,260	48,960,550	332,293,072
Proceeds from shares issued in merger (Note 11)	597,009,502	—	—	—
Reinvestment of distributions	10,769,574	8,533,420	2,663,100	3,230,427

	802,747,777	70,137,680	51,623,650	335,523,499
Cost of shares redeemed	(140,427,396)	(69,242,057)	(181,295,884)	(151,102,072)

Net increase (decrease) in net assets resulting from capital share transactions	662,320,381	895,623	(129,672,234)	184,421,427

Net increase (decrease) in net assets	823,014,070	39,275,472	(130,339,810)	186,114,352

NET ASSETS:
Beginning of year or period	356,843,861	317,568,389	398,835,419	212,721,067

End of year or period	$1,179,857,931	$356,843,861	$268,495,609	$398,835,419

Undistributed net investment income at end of year or period	$8,059,548	$7,930,259	$2,155,750	$2,655,594

See Accompanying Notes to Financial Statements

45

STATEMENTS OF CHANGES IN NET ASSETS

	ING Multi-Manager Large Cap Core Portfolio		ING PIMCO High Yield Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$3,747,127	$1,128,894	$55,079,239	$56,703,407
Net realized gain	30,904,846	3,574,761	19,988,260	17,573,970
Net change in unrealized appreciation (depreciation)	23,155,099	3,307,557	(22,209,421)	47,966,203

Increase in net assets resulting from operations	57,807,072	8,011,212	52,858,078	122,243,580

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,490)	(12,689)	(5,935,646)	(4,102,950)
Class I	(2,830,955)	(454,275)	(6,306,165)	(9,248,366)
Class S	(365,125)	(622,987)	(42,398,008)	(44,882,177)
Class S2	—	—	(356,370)	(215,871)

Total distributions	(3,201,570)	(1,089,951)	(54,996,189)	(58,449,364)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	413,629,874	5,078,794	158,445,019	324,255,312
Reinvestment of distributions	3,201,570	1,089,951	54,981,841	58,434,968

	416,831,444	6,168,745	213,426,860	382,690,280
Cost of shares redeemed	(174,198,554)	(16,640,289)	(314,389,664)	(364,336,235)

Net increase (decrease) in net assets resulting from capital share transactions	242,632,890	(10,471,544)	(100,962,804)	18,354,045

Net increase (decrease) in net assets	297,238,392	(3,550,283)	(103,100,915)	82,148,261

NET ASSETS:
Beginning of year or period	78,039,711	81,589,994	1,004,924,450	922,776,189

End of year or period	$375,278,103	$78,039,711	$901,823,535	$1,004,924,450

Undistributed net investment income at end of year or period	$720,870	$173,456	$8,249,344	$5,501,349

See Accompanying Notes to Financial Statements

46

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Global Growth Portfolio		ING U.S. Stock Index Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$7,947,913	$9,474,477	$82,057,091	$86,963,566
Net realized gain	16,476,449	7,126,797	487,044,150	101,703,665
Net change in unrealized appreciation	130,624,368	86,083,678	688,874,126	433,506,803

Increase in net assets resulting from operations	155,048,730	102,684,952	1,257,975,367	622,174,034

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(75)	(108)	(1,444,069)	(988,103)
Class I	(5,361,919)	(5,805,540)	(77,795,436)	(76,565,442)
Class S	(4,389,583)	(4,548,081)	(645,570)	(416,024)
Class S2	(81,664)	(74,977)	(2,316,829)	(1,404,125)
Net realized gains:
Class ADV	—	—	(2,144,102)	(1,293,640)
Class I	—	—	(96,327,634)	(114,151,987)
Class S	—	—	(964,015)	(670,195)
Class S2	—	—	(3,099,037)	(1,790,286)

Total distributions	(9,833,241)	(10,428,706)	(184,736,692)	(197,279,802)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,593,987	29,753,387	896,811,944	727,587,290
Reinvestment of distributions	9,833,241	10,428,689	184,736,692	197,279,803

	50,427,228	40,182,076	1,081,548,636	924,867,093
Cost of shares redeemed	(89,344,904)	(106,896,386)	(1,925,599,021)	(922,453,327)

Net increase (decrease) in net assets resulting from capital share transactions	(38,917,676)	(66,714,310)	(844,050,385)	2,413,766

Net increase in net assets	106,297,813	25,541,936	229,188,290	427,307,998

NET ASSETS:
Beginning of year or period	526,079,035	500,537,099	4,393,445,107	3,966,137,109

End of year or period	$632,376,848	$526,079,035	$4,622,633,397	$4,393,445,107

Undistributed net investment income at end of year or period	$7,856,692	$9,824,696	$13,841,437	$14,992,196

See Accompanying Notes to Financial Statements

47

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Large Cap Growth Portfolio
Class ADV
12-31-13	10.63	0.03		3.42	3.45	0.11		—	—	0.11		—	13.97	32.65	1.55	1.40		1.40		0.18		12,845	46
12-31-12	9.35	0.07		1.24	1.31	0.03		—	—	0.03		—	10.63	14.03	1.56	1.41		1.41		0.82		10,386	120
12-31-11	9.55	0.00	*	(0.18)	(0.18)	0.02		—	—	0.02		—	9.35	(1.87)	1.56	1.41		1.41		0.17		7,643	156
12-31-10	8.45	0.00	*	1.10	1.10	0.00	*	—	—	0.00	*	—	9.55	13.04	1.56	1.41	†	1.41	†	0.13	†	5,695	200
12-31-09	6.52	(0.00	)*	1.93	1.93	—		—	—	—		—	8.45	29.60	1.56	1.36	†	1.36	†	(0.05	)†	3,849	231
Class I
12-31-13	10.96	0.10	•	3.53	3.63	0.17		—	—	0.17		—	14.42	33.41	0.80	0.80		0.80		0.78		191,368	46
12-31-12	9.62	0.15	•	1.27	1.42	0.08		—	—	0.08		—	10.96	14.78	0.81	0.81		0.81		1.40		162,295	120
12-31-11	9.80	0.07		(0.19)	(0.12)	0.06		—	—	0.06		—	9.62	(1.30)	0.81	0.81		0.81		0.71		160,524	156
12-31-10	8.67	0.06		1.11	1.17	0.04		—	—	0.04		—	9.80	13.60	0.81	0.81	†	0.81	†	0.68	†	172,451	200
12-31-09	6.68	0.04		1.99	2.03	0.04		—	—	0.04		—	8.67	30.58	0.81	0.76	†	0.76	†	0.55	†	167,466	231
Class S
12-31-13	10.90	0.07	•	3.51	3.58	0.14		—	—	0.14		—	14.34	33.10	1.05	1.04		1.04		0.54		179,255	46
12-31-12	9.57	0.12	•	1.26	1.38	0.05		—	—	0.05		—	10.90	14.47	1.06	1.04		1.04		1.16		156,893	120
12-31-11	9.76	0.04		(0.19)	(0.15)	0.04		—	—	0.04		—	9.57	(1.58)	1.06	1.04		1.04		0.48		150,372	156
12-31-10	8.63	0.04		1.11	1.15	0.02		—	—	0.02		—	9.76	13.42	1.06	1.04	†	1.04	†	0.44	†	146,392	200
12-31-09	6.65	0.02		1.98	2.00	0.02		—	—	0.02		—	8.63	30.20	1.06	1.01	†	1.01	†	0.31	†	143,730	231
Class S2
12-31-13	10.75	0.04		3.48	3.52	0.13		—	—	0.13		—	14.14	32.93	1.30	1.20		1.20		0.39		10,087	46
12-31-12	9.45	0.11		1.23	1.34	0.04		—	—	0.04		—	10.75	14.21	1.31	1.21		1.21		1.01		6,788	120
12-31-11	9.64	0.03		(0.19)	(0.16)	0.03		—	—	0.03		—	9.45	(1.68)	1.31	1.21		1.21		0.35		5,987	156
12-31-10	8.53	0.02		1.10	1.12	0.01		—	—	0.01		—	9.64	13.21	1.31	1.21	†	1.21	†	0.32	†	5,459	200
12-31-09	6.56	0.01		1.96	1.97	—		—	—	—		—	8.53	30.03	1.31	1.16	†	1.16	†	0.16	†	3,957	231

ING Clarion Real Estate Portfolio
Class ADV
12-31-13	26.18	0.30	•	0.15	0.45	0.34		—	—	0.34		—	26.29	1.65	1.61	1.21		1.21		1.11		62,462	52
12-31-12	22.94	0.28	•	3.20	3.48	0.24		—	—	0.24		—	26.18	15.17	1.60	1.21		1.21		1.11		48,742	35
12-31-11	21.32	0.34		1.61	1.95	0.33		—	—	0.33		—	22.94	9.09	1.47	1.19		1.19		1.53		26,977	33
12-31-10	17.34	0.27	•	4.40	4.67	0.69		—	—	0.69		—	21.32	27.57	1.40	1.21	†	1.21	†	1.37	†	11,045	49
12-31-09	13.77	0.37	•	4.07	4.44	0.52		0.35	—	0.87		—	17.34	35.38	1.41	1.23	†	1.23	†	2.79	†	1,391	91

See Accompanying Notes to Financial Statements

48

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Clarion Real Estate Portfolio (Continued)
Class I
12-31-13	27.22	0.48	•	0.17	0.65	0.45	—	—	0.45	—	27.42	2.27	0.86	0.61		0.61		1.67		116,778	52
12-31-12	23.77	0.45	•	3.32	3.77	0.32	—	—	0.32	—	27.22	15.85	0.85	0.61		0.61		1.70		114,961	35
12-31-11	21.97	0.47		1.68	2.15	0.35	—	—	0.35	—	23.77	9.76	0.72	0.59		0.59		2.02		69,269	33
12-31-10	17.78	0.35	•	4.56	4.91	0.72	—	—	0.72	—	21.97	28.28	0.65	0.61	†	0.61	†	1.75	†	56,759	49
12-31-09	14.13	0.46	•	4.17	4.63	0.63	0.35	—	0.98	—	17.78	36.29	0.66	0.63	†	0.63	†	3.59	†	44,956	91
Class S
12-31-13	27.14	0.39	•	0.19	0.58	0.37	—	—	0.37	—	27.35	2.06	1.11	0.86		0.86		1.38		420,035	52
12-31-12	23.71	0.36	•	3.33	3.69	0.26	—	—	0.26	—	27.14	15.54	1.10	0.86		0.86		1.39		474,299	35
12-31-11	21.92	0.40		1.69	2.09	0.30	—	—	0.30	—	23.71	9.50	0.97	0.84		0.84		1.74		449,964	33
12-31-10	17.75	0.29	•	4.57	4.86	0.69	—	—	0.69	—	21.92	27.98	0.90	0.86	†	0.86	†	1.48	†	457,721	49
12-31-09	14.08	0.46		4.13	4.59	0.57	0.35	—	0.92	—	17.75	35.89	0.91	0.88	†	0.88	†	3.14	†	395,965	91
Class S2
12-31-13	26.99	0.35	•	0.18	0.53	0.34	—	—	0.34	—	27.18	1.87	1.36	1.01		1.01		1.25		25,796	52
12-31-12	23.59	0.33	•	3.30	3.63	0.23	—	—	0.23	—	26.99	15.38	1.35	1.01		1.01		1.25		26,559	35
12-31-11	21.82	0.37		1.67	2.04	0.27	—	—	0.27	—	23.59	9.31	1.22	0.99		0.99		1.61		22,854	33
12-31-10	17.68	0.26	•	4.54	4.80	0.66	—	—	0.66	—	21.82	27.75	1.15	1.01	†	1.01	†	1.33	†	21,179	49
12-31-09	14.01	0.40	•	4.16	4.56	0.54	0.35	—	0.89	—	17.68	35.70	1.16	1.03	†	1.03	†	3.00	†	18,835	91

ING Franklin Income Portfolio
Class ADV
12-31-13	10.09	0.41	•	0.98	1.39	0.54	—	—	0.54	—	10.94	14.14	1.51	1.36		1.36		3.91		53,031	23
12-31-12	9.55	0.52	•	0.62	1.14	0.60	—	—	0.60	—	10.09	12.33	1.53	1.38		1.38		5.22		28,291	25
12-31-11	9.91	0.53		(0.31)	0.22	0.58	—	—	0.58	—	9.55	2.06	1.52	1.37		1.37		5.42		17,231	25
12-31-10	9.33	0.48	•	0.64	1.12	0.54	—	—	0.54	—	9.91	12.51	1.53	1.36	†	1.36	†	5.12	†	7,830	48
12-31-09	7.58	0.46	•	1.81	2.27	0.52	—	—	0.52	—	9.33	31.13	1.55	1.34		1.34		5.64		1	48
Class I
12-31-13	10.38	0.46		1.04	1.50	0.58	—	—	0.58	—	11.30	14.81	0.76	0.76		0.76		4.53		326,510	23
12-31-12	9.77	0.59	•	0.66	1.25	0.64	—	—	0.64	—	10.38	13.17	0.78	0.78		0.78		5.83		274,701	25
12-31-11	10.08	0.60		(0.32)	0.28	0.59	—	—	0.59	—	9.77	2.63	0.77	0.77		0.77		5.97		266,035	25
12-31-10	9.42	0.55	•	0.65	1.20	0.54	—	—	0.54	—	10.08	13.25	0.78	0.76	†	0.76	†	5.70	†	308,236	48
12-31-09	7.67	0.53	•	1.82	2.35	0.60	—	—	0.60	—	9.42	32.03	0.80	0.74		0.74		6.32		306,057	48
Class S
12-31-13	10.31	0.46	•	1.02	1.48	0.56	—	—	0.56	—	11.23	14.64	1.01	1.01		1.01		4.28		556,255	23
12-31-12	9.71	0.56	•	0.65	1.21	0.61	—	—	0.61	—	10.31	12.85	1.03	1.03		1.03		5.58		513,445	25
12-31-11	10.03	0.57		(0.32)	0.25	0.57	—	—	0.57	—	9.71	2.31	1.02	1.02		1.02		5.73		487,480	25
12-31-10	9.38	0.52	•	0.65	1.17	0.52	—	—	0.52	—	10.03	12.97	1.03	1.01	†	1.01	†	5.45	†	480,911	48
12-31-09	7.65	0.50	•	1.81	2.31	0.58	—	—	0.58	—	9.38	31.51	1.05	0.99		0.99		6.06		465,967	48

See Accompanying Notes to Financial Statements

49

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Franklin Income Portfolio (Continued)
Class S2
12-31-13	10.29	0.45	•	1.00	1.45	0.54	—	—	0.54	—	11.20	14.40	1.26	1.16		1.16		4.14		10,543	23
12-31-12	9.69	0.52		0.68	1.20	0.60	—	—	0.60	—	10.29	12.73	1.28	1.18		1.18		5.42		10,258	25
12-31-11	10.01	0.54		(0.30)	0.24	0.56	—	—	0.56	—	9.69	2.20	1.27	1.17		1.17		5.58		8,994	25
12-31-10	9.36	0.49		0.66	1.15	0.50	—	—	0.50	—	10.01	12.80	1.28	1.16	†	1.16	†	5.30	†	8,986	48
12-31-09	7.63	0.45		1.84	2.29	0.56	—	—	0.56	—	9.36	31.27	1.30	1.14		1.14		5.90		7,860	48

ING Franklin Mutual Shares Portfolio
Class ADV
12-31-13	8.47	0.13	•	2.18	2.31	0.09	—	—	0.09	—	10.69	27.31	1.53	1.38		1.38		1.29		10,045	25
12-31-12	7.58	0.11		0.89	1.00	0.11	—	—	0.11	—	8.47	13.29	1.54	1.39		1.39		1.28		6,922	26
12-31-11	7.95	0.12	•	(0.20)	(0.08)	0.29	—	—	0.29	—	7.58	(1.20)	1.53	1.38		1.38		1.55		6,443	32
12-31-10	7.20	0.18	•	0.62	0.80	0.05	—	—	0.05	—	7.95	11.15	1.53	1.38		1.38		2.46		3,717	34
12-31-09	5.73	0.06		1.42	1.48	0.01	—	—	0.01	—	7.20	25.82	1.54	1.39		1.39		1.07		1	57
Class I
12-31-13	8.65	0.19	•	2.22	2.41	0.13	—	—	0.13	—	10.93	28.01	0.78	0.78		0.78		1.89		316,256	25
12-31-12	7.72	0.15	•	0.93	1.08	0.15	—	—	0.15	—	8.65	14.14	0.79	0.79		0.79		1.87		261,909	26
12-31-11	8.06	0.17	•	(0.21)	(0.04)	0.30	—	—	0.30	—	7.72	(0.68)	0.78	0.78		0.78		2.16		256,398	32
12-31-10	7.25	0.23	•	0.63	0.86	0.05	—	—	0.05	—	8.06	11.91	0.78	0.78		0.78		3.08		292,796	34
12-31-09	5.73	0.12		1.41	1.53	0.01	—	—	0.01	—	7.25	26.70	0.79	0.79		0.79		1.88		290,087	57
Class S
12-31-13	8.63	0.16	•	2.22	2.38	0.11	—	—	0.11	—	10.90	27.67	1.03	1.03		1.03		1.64		211,149	25
12-31-12	7.70	0.13	•	0.93	1.06	0.13	—	—	0.13	—	8.63	13.86	1.04	1.04		1.04		1.62		184,345	26
12-31-11	8.04	0.15	•	(0.21)	(0.06)	0.28	—	—	0.28	—	7.70	(0.93)	1.03	1.03		1.03		1.91		185,698	32
12-31-10	7.24	0.21	•	0.62	0.83	0.03	—	—	0.03	—	8.04	11.54	1.03	1.03		1.03		2.84		209,719	34
12-31-09	5.73	0.10		1.42	1.52	0.01	—	—	0.01	—	7.24	26.52	1.04	1.04		1.04		1.63		196,104	57

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-13	14.94	0.02	•	5.66	5.68	0.13	0.44	—	0.57	—	20.05	38.52	1.61	1.46		1.46		0.13		85,366	41
12-31-12	12.65	0.13	•	2.18	2.31	0.02	—	—	0.02	—	14.94	18.24	1.63	1.48		1.48		0.91		36,780	39
12-31-11	12.90	0.00	*	(0.20)	(0.20)	0.05	—	—	0.05	—	12.65	(1.60)	1.63	1.48		1.48		0.01		15,311	42
12-31-10	10.24	0.03	•	2.65	2.68	0.02	—	—	0.02	—	12.90	26.27	1.63	1.48	†	1.48	†	0.29	†	7,587	42
12-31-09	8.29	(0.00	)*	2.17	2.17	0.01	0.21	—	0.22	—	10.24	26.74	1.64	1.48	†	1.48	†	0.07	†	2,523	46

See Accompanying Notes to Financial Statements

50

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING JPMorgan Small Cap Core Equity Portfolio (Continued)
Class I
12-31-13	15.43	0.12		5.87	5.99	0.17		0.44	—	0.61		—	20.81	39.36	0.86	0.86		0.86		0.70		136,611	41
12-31-12	13.02	0.19	•	2.28	2.47	0.06		—	—	0.06		—	15.43	18.98	0.88	0.88		0.88		1.33		90,638	39
12-31-11	13.23	0.08		(0.22)	(0.14)	0.07		—	—	0.07		—	13.02	(1.07)	0.88	0.88		0.88		0.51		74,782	42
12-31-10	10.46	0.08		2.74	2.82	0.05		—	—	0.05		—	13.23	27.07	0.88	0.88	†	0.88	†	0.68	†	87,387	42
12-31-09	8.46	0.05	•	2.23	2.28	0.07		0.21	—	0.28		—	10.46	27.59	0.89	0.88	†	0.88	†	0.59	†	75,550	46
Class S
12-31-13	15.31	0.06		5.83	5.89	0.14		0.44	—	0.58		—	20.62	38.95	1.11	1.11		1.11		0.46		482,759	41
12-31-12	12.92	0.15	•	2.26	2.41	0.02		—	—	0.02		—	15.31	18.70	1.13	1.13		1.13		1.02		298,434	39
12-31-11	13.14	0.04		(0.21)	(0.17)	0.05		—	—	0.05		—	12.92	(1.34)	1.13	1.13		1.13		0.27		273,159	42
12-31-10	10.40	0.04		2.73	2.77	0.03		—	—	0.03		—	13.14	26.72	1.13	1.13	†	1.13	†	0.50	†	291,400	42
12-31-09	8.40	0.04		2.21	2.25	0.04		0.21	—	0.25		—	10.40	27.34	1.14	1.13	†	1.13	†	0.41	†	173,314	46
Class S2
12-31-13	15.19	0.05	•	5.76	5.81	0.11		0.44	—	0.55		—	20.45	38.73	1.36	1.26		1.26		0.29		51,463	41
12-31-12	12.82	0.13	•	2.24	2.37	0.00	*	—	—	0.00	*	—	15.19	18.50	1.38	1.28		1.28		0.90		39,862	39
12-31-11	13.03	0.02		(0.20)	(0.18)	0.03		—	—	0.03		—	12.82	(1.43)	1.38	1.28		1.28		0.12		35,316	42
12-31-10	10.31	0.04		2.69	2.73	0.01		—	—	0.01		—	13.03	26.53	1.38	1.28	†	1.28	†	0.28	†	38,636	42
12-31-09	8.33	0.03		2.18	2.21	0.02		0.21	—	0.23		—	10.31	27.06	1.39	1.28	†	1.28	†	0.25	†	34,234	46

ING Large Cap Growth Portfolio
Class ADV
12-31-13	14.17	0.03		4.24	4.27	0.06		0.16	—	0.22		—	18.22	30.29	1.43	1.07		1.07		0.14		2,519,145	77
12-31-12	12.23	0.11	•	2.02	2.13	0.06		0.13	—	0.19		—	14.17	17.49	1.42	1.08		1.08		0.80		2,134,353	79
12-31-11	12.86	0.05	•	0.24	0.29	0.04		—	0.88	0.92		—	12.23	1.88	1.44	1.20		1.20		0.37		70,714	77
12-31-10	11.34	0.04	•	1.53	1.57	0.05		—	—	0.05		—	12.86	13.91	1.37	1.20	†	1.20	†	0.32	†	8,618	134
12-31-09	8.01	0.02		3.31	3.33	—		—	—	—		—	11.34	41.57	1.36	1.20	†	1.20	†	0.17	†	1	19
Class I
12-31-13	14.80	0.09		4.46	4.55	0.09		0.16	—	0.25		—	19.10	30.95	0.68	0.60		0.60		0.61		1,469,089	77
12-31-12	12.72	0.16	•	2.13	2.29	0.08		0.13	—	0.21		—	14.80	18.10	0.67	0.60		0.60		1.09		969,313	79
12-31-11	13.27	0.12	•	0.25	0.37	0.04		—	0.88	0.92		—	12.72	2.48	0.69	0.60		0.60		0.92		629,091	77
12-31-10	11.63	0.09		1.60	1.69	0.05		—	—	0.05		—	13.27	14.59	0.62	0.60	†	0.60	†	0.69	†	299,170	134
12-31-09	8.19	0.07	•	3.42	3.49	0.05		—	—	0.05		—	11.63	42.73	0.61	0.60	†	0.60	†	0.68	†	282,862	19
Class S
12-31-13	14.61	0.06	•	4.39	4.45	0.08		0.16	—	0.24		—	18.82	30.62	0.93	0.85		0.85		0.34		1,408,087	77
12-31-12	12.57	0.09		2.14	2.23	0.06		0.13	—	0.19		—	14.61	17.81	0.92	0.85		0.85		0.80		486,212	79
12-31-11	13.14	0.09	•	0.25	0.34	0.03		—	0.88	0.91		—	12.57	2.24	0.94	0.85		0.85		0.68		338,683	77
12-31-10	11.54	0.04		1.60	1.64	0.04		—	—	0.04		—	13.14	14.25	0.87	0.85	†	0.85	†	0.45	†	131,155	134
12-31-09	8.14	0.04	•	3.40	3.44	0.04		—	—	0.04		—	11.54	42.45	0.86	0.85	†	0.85	†	0.41	†	95,580	19

See Accompanying Notes to Financial Statements

51

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Growth Portfolio (Continued)
Class S2
12-31-13	14.54	0.02		4.37	4.39	0.05		0.16	—	0.21	—	18.72	30.39	1.18	1.00		1.00		0.21		53,802	77
12-31-12	12.53	0.10	•	2.10	2.20	0.06		0.13	—	0.19	—	14.54	17.69	1.17	1.00		1.00		0.71		35,383	79
12-31-11	13.13	0.07	•	0.24	0.31	0.03		—	0.88	0.91	—	12.53	2.06	1.19	1.00		1.00		0.58		13,055	77
12-31-10	11.51	0.04	•	1.58	1.62	—		—	—	—	—	13.13	14.11	1.12	1.00	†	1.00	†	0.30	†	988	134
12-31-09	8.10	0.03	•	3.38	3.41	0.00	*	—	—	—	—	11.51	42.11	1.11	1.00	†	1.00	†	0.37	†	879	19

ING Large Cap Value Portfolio
Class ADV
12-31-13	9.13	0.13	•	2.60	2.73	0.19		—	—	0.19	—	11.67	30.12	1.51	1.26		1.26		1.17		12,730	104
12-31-12	8.19	0.15	•	0.98	1.13	0.19		—	—	0.19	—	9.13	14.00	1.55	1.29		1.29		1.74		3,629	96
12-31-11	8.05	0.19	•	0.03	0.22	0.08		—	—	0.08	—	8.19	2.76	1.55	1.29		1.29		2.41		2,424	92
12-31-10	6.92	0.12		1.17	1.29	0.16		—	—	0.16	—	8.05	18.96	1.54	1.29	†	1.29	†	1.61	†	1	19
12-31-09	6.18	0.14		0.60	0.74	—		—	—	—	—	6.92	11.97	1.58	1.29	†	1.28	†	2.37	†	1	34
Class I
12-31-13	9.23	0.19	•	2.64	2.83	0.26		—	—	0.26	—	11.80	30.86	0.76	0.66		0.66		1.78		558,826	104
12-31-12	8.26	0.21	•	0.99	1.20	0.23		—	—	0.23	—	9.23	14.71	0.80	0.69		0.69		2.35		273,167	96
12-31-11	8.06	0.24	•	0.04	0.28	0.08		—	—	0.08	—	8.26	3.51	0.80	0.69		0.69		2.94		248,161	92
12-31-10	6.94	0.18		1.14	1.32	0.20		—	—	0.20	—	8.06	19.37	0.79	0.69	†	0.69	†	2.32	†	142,983	19
12-31-09	6.16	0.19		0.59	0.78	—		—	—	—	—	6.94	12.66	0.83	0.69	†	0.68	†	2.98	†	129,369	34
Class S
12-31-13	9.14	0.17	•	2.61	2.78	0.22		—	—	0.22	—	11.70	30.66	1.01	0.91		0.91		1.53		608,298	104
12-31-12	8.19	0.19	•	0.97	1.16	0.21		—	—	0.21	—	9.14	14.35	1.05	0.94		0.94		2.12		80,048	96
12-31-11	8.01	0.22	•	0.04	0.26	0.08		—	—	0.08	—	8.19	3.28	1.05	0.94		0.94		2.74		66,983	92
12-31-10	6.90	0.15	•	1.15	1.30	0.19		—	—	0.19	—	8.01	19.22	1.04	0.94	†	0.94	†	2.07	†	3	19
12-31-09	6.14	0.15	•	0.61	0.76	—		—	—	—	—	6.90	12.38	1.08	0.94	†	0.93	†	2.45	†	3	34
Class S2
09-09-13(5) - 12-31-13	10.74	0.05	•	0.92	0.97	0.02		—	—	0.02	—	11.69	9.06	1.26	1.06		1.06		1.33		3	104

ING Limited Maturity Bond Portfolio
Class ADV
12-31-13	9.92	0.03		0.01	0.04	0.08		—	—	0.08	—	9.88	0.36	1.03	0.88		0.88		0.35		40,656	527
12-31-12	9.88	0.03	•	0.09	0.12	0.08		—	—	0.08	—	9.92	1.19	1.03	0.88		0.88		0.35		35,265	644
12-31-11	10.15	0.11	•	(0.03)	0.08	0.35		—	—	0.35	—	9.88	0.79	1.03	0.88		0.88		1.07		24,671	370
12-31-10	10.27	0.14	•	0.16	0.30	0.42		—	—	0.42	—	10.15	2.97	1.02	0.87	†	0.87	†	1.36	†	9,294	434
12-31-09	10.19	0.31		0.34	0.65	0.48		0.09	—	0.57	—	10.27	6.48	1.02	0.87	†	0.87	†	2.92	†	1	460

See Accompanying Notes to Financial Statements

52

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Limited Maturity Bond Portfolio (Continued)
Class I
12-31-13	10.17	0.10	•	(0.01)	0.09	0.12	—	—	0.12	—	10.14	0.90	0.28	0.28		0.28		0.94		110,389	527
12-31-12	10.10	0.09	•	0.09	0.18	0.11	—	—	0.11	—	10.17	1.81	0.28	0.28		0.28		0.90		229,471	644
12-31-11	10.32	0.18	•	(0.04)	0.14	0.36	—	—	0.36	—	10.10	1.35	0.28	0.28		0.28		1.73		32,131	370
12-31-10	10.38	0.29	•	0.07	0.36	0.42	—	—	0.42	—	10.32	3.52	0.27	0.27	†	0.27	†	2.77	†	60,020	434
12-31-09	10.28	0.37	•	0.38	0.75	0.56	0.09	—	0.65	—	10.38	7.41	0.27	0.27	†	0.27	†	3.52	†	113,672	460
Class S
12-31-13	10.21	0.08		(0.01)	0.07	0.09	—	—	0.09	—	10.19	0.71	0.53	0.53		0.53		0.69		117,451	527
12-31-12	10.14	0.07	•	0.08	0.15	0.08	—	—	0.08	—	10.21	1.50	0.53	0.53		0.53		0.71		134,099	644
12-31-11	10.35	0.15	•	(0.03)	0.12	0.33	—	—	0.33	—	10.14	1.16	0.53	0.53		0.53		1.45		155,919	370
12-31-10	10.42	0.24	•	0.08	0.32	0.39	—	—	0.39	—	10.35	3.13	0.52	0.52	†	0.52	†	2.32	†	179,330	434
12-31-09	10.31	0.34	•	0.38	0.72	0.52	0.09	—	0.61	—	10.42	7.16	0.52	0.52	†	0.52	†	3.30	†	196,325	460

ING Multi-Manager Large Cap Core Portfolio
Class ADV
12-31-13	11.38	0.09	•	3.30	3.39	0.05	—	—	0.05	—	14.72	29.80	1.50	1.33		1.33		0.67		1,541	105
12-31-12	10.46	0.10		0.94	1.04	0.12	—	—	0.12	—	11.38	9.93	1.48	1.33		1.32		0.95		1,268	43
12-31-11	11.12	0.10	•	(0.64)	(0.54)	0.12	—	—	0.12	—	10.46	(4.88)	1.48	1.33		1.33		0.92		1,003	12
12-31-10	9.74	0.08	•	1.42	1.50	0.12	—	—	0.12	—	11.12	15.41	1.48	1.33	†	1.33	†	0.74	†	611	19
12-31-09	7.93	0.11	•	1.77	1.88	0.07	—	—	0.07	—	9.74	23.74	1.48	1.31	†	1.30	†	1.32	†	1	19
Class I
12-31-13	11.42	0.17	•	3.33	3.50	0.13	—	—	0.13	—	14.79	30.66	0.75	0.73		0.73		1.28		316,869	105
12-31-12	10.50	0.17	•	0.93	1.10	0.18	—	—	0.18	—	11.42	10.50	0.73	0.73		0.72		1.54		29,086	43
12-31-11	11.16	0.18		(0.66)	(0.48)	0.18	—	—	0.18	—	10.50	(4.29)	0.73	0.73		0.73		1.49		29,839	12
12-31-10	9.73	0.13		1.43	1.56	0.13	—	—	0.13	—	11.16	16.13	0.73	0.73	†	0.73	†	1.37	†	34,623	19
12-31-09	7.92	0.15		1.79	1.94	0.13	—	—	0.13	—	9.73	24.45	0.73	0.71	†	0.70	†	1.79	†	28,964	19
Class S
12-31-13	11.44	0.14	•	3.32	3.46	0.09	—	—	0.09	—	14.81	30.29	1.00	0.98		0.98		1.02		56,868	105
12-31-12	10.51	0.14	•	0.94	1.08	0.15	—	—	0.15	—	11.44	10.29	0.98	0.98		0.97		1.29		47,686	43
12-31-11	11.17	0.15		(0.66)	(0.51)	0.15	—	—	0.15	—	10.51	(4.56)	0.98	0.98		0.98		1.23		50,748	12
12-31-10	9.74	0.11		1.43	1.54	0.11	—	—	0.11	—	11.17	15.85	0.98	0.98	†	0.98	†	1.12	†	61,972	19
12-31-09	7.93	0.13	•	1.79	1.92	0.11	—	—	0.11	—	9.74	24.15	0.98	0.96	†	0.95	†	1.54	†	55,060	19

See Accompanying Notes to Financial Statements

53

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING PIMCO High Yield Portfolio
Class ADV
12-31-13	10.63	0.58	•	(0.04)	0.54	0.57	—	—	0.57	—	10.60	5.25	1.25	1.10	1.10	5.44	117,539	26
12-31-12	9.93	0.59		0.73	1.32	0.62	—	—	0.62	—	10.63	13.64	1.25	1.10	1.10	5.81	92,640	32
12-31-11	10.22	0.71	•	(0.31)	0.40	0.69	—	—	0.69	—	9.93	4.05	1.25	1.10	1.10	7.05	50,704	30
12-31-10	9.64	0.63	•	0.66	1.29	0.71	—	—	0.71	—	10.22	13.87	1.24	1.09	1.09	6.34	26,663	28
12-31-09	7.01	0.62		2.67	3.29	0.66	—	—	0.66	—	9.64	48.93	1.25	1.10	1.10	8.54	1,464	70
Class I
12-31-13	10.64	0.64	•	(0.03)	0.61	0.64	—	—	0.64	—	10.61	5.89	0.50	0.50	0.50	6.01	86,289	26
12-31-12	9.93	0.66	•	0.73	1.39	0.68	—	—	0.68	—	10.64	14.43	0.50	0.50	0.50	6.43	147,591	32
12-31-11	10.22	0.76	•	(0.29)	0.47	0.76	—	—	0.76	—	9.93	4.69	0.50	0.50	0.50	7.61	245,411	30
12-31-10	9.65	0.69		0.66	1.35	0.78	—	—	0.78	—	10.22	14.53	0.49	0.49	0.49	6.97	267,671	28
12-31-09	7.02	0.75	•	2.59	3.34	0.71	—	—	0.71	—	9.65	49.77	0.50	0.50	0.50	9.84	57,950	70
Class S
12-31-13	10.63	0.62		(0.04)	0.58	0.61	—	—	0.61	—	10.60	5.62	0.75	0.75	0.75	5.78	691,275	26
12-31-12	9.93	0.64	•	0.71	1.35	0.65	—	—	0.65	—	10.63	14.04	0.75	0.75	0.75	6.17	759,066	32
12-31-11	10.22	0.75	•	(0.31)	0.44	0.73	—	—	0.73	—	9.93	4.41	0.75	0.75	0.75	7.39	624,367	30
12-31-10	9.65	0.68		0.65	1.33	0.76	—	—	0.76	—	10.22	14.25	0.74	0.74	0.74	6.80	631,092	28
12-31-09	7.02	0.76		2.56	3.32	0.69	—	—	0.69	—	9.65	49.37	0.75	0.75	0.75	9.18	470,270	70
Class S2
12-31-13	10.65	0.60	•	(0.03)	0.57	0.60	—	—	0.60	—	10.62	5.47	1.00	0.90	0.90	5.63	6,722	26
12-31-12	9.94	0.60		0.75	1.35	0.64	—	—	0.64	—	10.65	13.97	1.00	0.90	0.90	5.98	5,628	32
12-31-11	10.22	0.72	•	(0.29)	0.43	0.71	—	—	0.71	—	9.94	4.32	1.00	0.90	0.90	7.29	2,294	30
12-31-10	9.66	0.65		0.62	1.27	0.71	—	—	0.71	—	10.22	13.65	0.99	0.89	0.89	6.50	10	28
12-31-09	7.02	0.74		2.59	3.33	0.69	—	—	0.69	—	9.66	49.57	1.00	0.90	0.90	9.01	1	70

ING Templeton Global Growth Portfolio
Class ADV
12-31-13	12.23	0.12		3.54	3.66	0.19	—	—	0.19	—	15.70	30.13	1.64	1.49	1.49	0.89	6	12
12-31-12	10.32	0.17	•	1.97	2.14	0.23	—	—	0.23	—	12.23	21.27	1.66	1.51	1.51	1.53	5	14
12-31-11	11.12	0.17		(0.84)	(0.67)	0.13	—	—	0.13	—	10.32	(6.25)	1.65	1.50	1.49	1.57	1	22
12-31-10	10.52	0.12		0.61	0.73	0.13	—	—	0.13	—	11.12	7.14	1.65	1.50	1.49	1.16	1	7
12-31-09	8.11	0.11		2.44	2.55	0.14	—	—	0.14	—	10.52	31.87	1.66	1.51	1.51	1.22	1	10
Class I
12-31-13	12.46	0.21	•	3.61	3.82	0.26	—	—	0.26	—	16.02	30.96	0.89	0.89	0.89	1.50	319,415	12
12-31-12	10.45	0.22	•	2.04	2.26	0.25	—	—	0.25	—	12.46	22.01	0.91	0.91	0.91	1.97	265,785	14
12-31-11	11.25	0.26		(0.86)	(0.60)	0.20	—	—	0.20	—	10.45	(5.49)	0.90	0.90	0.89	2.19	257,173	22
12-31-10	10.61	0.18		0.65	0.83	0.19	—	—	0.19	—	11.25	8.04	0.90	0.90	0.89	1.68	292,127	7
12-31-09	8.21	0.17		2.47	2.64	0.24	—	—	0.24	—	10.61	32.73	0.91	0.91	0.91	1.93	289,255	10

See Accompanying Notes to Financial Statements

54

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Templeton Global Growth Portfolio (Continued)
Class S
12-31-13	12.51	0.18	•	3.62	3.80	0.23	—	—	0.23	—	16.08	30.62	1.14	1.14		1.14		1.25		307,054	12
12-31-12	10.48	0.20	•	2.04	2.24	0.21	—	—	0.21	—	12.51	21.76	1.16	1.16		1.16		1.72		255,663	14
12-31-11	11.28	0.22	•	(0.84)	(0.62)	0.18	—	—	0.18	—	10.48	(5.71)	1.15	1.15		1.14		1.96		239,463	22
12-31-10	10.64	0.15	•	0.65	0.80	0.16	—	—	0.16	—	11.28	7.75	1.15	1.15		1.14		1.43		298,922	7
12-31-09	8.23	0.15		2.46	2.61	0.20	—	—	0.20	—	10.64	32.30	1.16	1.16		1.16		1.64		311,920	10
Class S2
12-31-13	12.43	0.16	•	3.59	3.75	0.21	—	—	0.21	—	15.97	30.46	1.39	1.29		1.29		1.10		5,901	12
12-31-12	10.42	0.18	•	2.03	2.21	0.20	—	—	0.20	—	12.43	21.53	1.41	1.31		1.31		1.57		4,626	14
12-31-11	11.21	0.20	•	(0.83)	(0.63)	0.16	—	—	0.16	—	10.42	(5.78)	1.40	1.30		1.29		1.82		3,900	22
12-31-10	10.58	0.14		0.64	0.78	0.15	—	—	0.15	—	11.21	7.56	1.40	1.30		1.29		1.28		4,733	7
12-31-09	8.18	0.13		2.45	2.58	0.18	—	—	0.18	—	10.58	32.08	1.41	1.31		1.31		1.50		4,692	10

ING U.S. Stock Index Portfolio
Class ADV
12-31-13	11.27	0.16		3.34	3.50	0.20	0.31	—	0.51	—	14.26	31.40	1.02	0.80		0.80		1.32		105,584	9
12-31-12	10.23	0.18	•	1.34	1.52	0.17	0.31	—	0.48	—	11.27	15.15	1.02	0.80		0.80		1.59		67,287	7
12-31-11	10.76	0.14	•	0.02	0.16	0.18	0.51	—	0.69	—	10.23	1.30	1.01	0.79		0.79		1.37		27,415	21
12-31-10	9.56	0.13	•	1.21	1.34	0.14	—	—	0.14	—	10.76	14.06	1.01	0.79	†	0.79	†	1.29	†	10,554	24
05-28-09(5) - 12-31-09	7.75	0.12	•	1.74	1.86	0.05	—	—	0.05	—	9.56	23.99	1.01	0.79	†	0.79	†	2.20	†	155	12
Class I
12-31-13	11.50	0.24	•	3.40	3.64	0.26	0.31	—	0.57	—	14.57	32.04	0.27	0.27		0.27		1.85		4,322,478	9
12-31-12	10.41	0.23	•	1.39	1.62	0.22	0.31	—	0.53	—	11.50	15.79	0.27	0.27		0.27		2.05		4,207,241	7
12-31-11	10.92	0.19		0.02	0.21	0.21	0.51	—	0.72	—	10.41	1.81	0.26	0.26		0.26		1.84		3,855,696	21
12-31-10	9.66	0.18	•	1.24	1.42	0.16	—	—	0.16	—	10.92	14.74	0.26	0.26	†	0.26	†	1.79	†	3,645,772	24
12-31-09	7.70	0.18	•	1.84	2.02	0.06	—	—	0.06	—	9.66	26.22	0.26	0.26	†	0.26	†	1.99	†	3,475,342	12
Class S
12-31-13	11.44	0.20		3.39	3.59	0.23	0.31	—	0.54	—	14.49	31.75	0.52	0.51		0.51		1.61		37,259	9
12-31-12	10.36	0.20	•	1.38	1.58	0.19	0.31	—	0.50	—	11.44	15.48	0.52	0.51		0.51		1.80		25,865	7
12-31-11	10.87	0.16		0.03	0.19	0.19	0.51	—	0.70	—	10.36	1.58	0.51	0.50		0.50		1.61		27,133	21
12-31-10	9.62	0.15	•	1.23	1.38	0.13	—	—	0.13	—	10.87	14.42	0.51	0.50	†	0.50	†	1.54	†	24,781	24
12-31-09	7.67	0.15	•	1.84	1.99	0.04	—	—	0.04	—	9.62	25.97	0.51	0.51	†	0.51	†	1.82	†	26,732	12
Class S2
12-31-13	11.37	0.19	•	3.35	3.54	0.22	0.31	—	0.53	—	14.38	31.46	0.77	0.67		0.67		1.46		157,313	9
12-31-12	10.31	0.19	•	1.36	1.55	0.18	0.31	—	0.49	—	11.37	15.29	0.77	0.67		0.67		1.69		93,052	7
12-31-11	10.83	0.16	•	0.01	0.17	0.18	0.51	—	0.69	—	10.31	1.43	0.76	0.66		0.66		1.47		55,893	21
12-31-10	9.59	0.14	•	1.23	1.37	0.13	—	—	0.13	—	10.83	14.26	0.76	0.66	†	0.66	†	1.40	†	31,885	24
12-31-09	7.65	0.14	•	1.83	1.97	0.03	—	—	0.03	—	9.59	25.79	0.76	0.66	†	0.66	†	1.69	†	25,311	12

See Accompanying Notes to Financial Statements

55

FINANCIAL HIGHLIGHTS  (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of forty-one active separate investment series. There are twelve series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING Clarion Real Estate Portfolio (“Clarion Real Estate”), ING Franklin Income Portfolio (“Franklin Income”), ING Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), ING Large Cap Growth Portfolio (“Large Cap Growth”), ING Large Cap Value Portfolio (“Large Cap Value”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING Multi-Manager Large Cap Core Portfolio (“Multi-Manager Large Cap Core”) formerly ING Pioneer Fund Portfolio, ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), and ING U.S. Stock Index Portfolio (“U.S. Stock Index”). All of the Portfolios are diversified except for Clarion Real Estate, which is a non-diversified Portfolio. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

The Trust is authorized to offer four classes of shares (Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”), and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Effective close of business February 4, 2014, PIMCO High Yield became ING High Yield Portfolio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities, of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of

57

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the impact of fluctuating interest rates or the market value of the security.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the

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Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend

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date. Dividends from net investment income, if any, are declared daily and paid monthly by PIMCO High Yield. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the

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possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2013, the maximum amount of loss that Franklin Mutual Shares and PIMCO High Yield would incur if the counterparties to its derivative transactions failed to perform would be $53,392 and $53,459, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency transactions were they to be unwound as of December 31, 2013. As of December 31, 2013, PIMCO High Yield received $100,000 in cash collateral from certain counterparties to mitigate counterparty credit risk.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2013, Franklin Mutual Shares and PIMCO High Yield had a net liability position of $4,260,779 and $148,680, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2013, the Portfolios could have been required to pay this amount in cash to its counterparties. There was no collateral posted as of December 31, 2013 by either Portfolio for open OTC derivatives.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s

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net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

For the year ended December 31, 2013, Franklin Mutual Shares and PIMCO High Yield entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2013, the following Portfolios had average contracts amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Franklin Mutual Shares	$4,364,546	$69,137,775
PIMCO High Yield	1,188,597	45,817,774

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

As of December 31, 2013, JPMorgan Small Cap Core Equity had posted $630,000 principal value in U.S. Treasury Notes to the broker for open futures contracts which have been pledged on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2013, JPMorgan Small Cap Core Equity and U.S. Stock Index have purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, Limited Maturity Bond has purchased and sold futures contracts on various bonds and notes to increase exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

During the year ended December 31, 2013, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at December 31, 2013.

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	Purchased	Sold
JPMorgan Small Cap Core Equity	$7,911,688	$—
Limited Maturity Bond	57,605,256	37,399,111
U.S. Stock Index	73,199,091	—

J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract. During the year ended December 31, 2013, Franklin Mutual Shares entered into both purchased written options on equity securities to gain additional exposure to the equity markets and to generate income. Please refer to Note 9 for the volume of purchased and written options for Franklin Mutual Shares. Please refer to the Summary Portfolio of Investments for open purchased options at December 31, 2013. There were no open written options at December 31, 2013.

K. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to

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interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when

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compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2013, PIMCO High Yield has sold protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. PIMCO High Yield also sold protection on CDX indices to gain exposure to the markets or certain sectors of the market.

For the year ended December 31, 2013, PIMCO High Yield had average notional amounts of $31,739,000 on credit default swaps to sell protection, respectively. Please refer to the tables following the Summary Portfolio of Investments for open credit default swaps at December 31, 2013 for PIMCO High Yield.

PIMCO High Yield has posted $910,000 in cash collateral as initial margin for the centrally cleared credit default swaps outstanding December 31, 2013.

L. Equity-Linked Securities. The ING Franklin Income Portfolio invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

M. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

N. Securities Lending. The Portfolios may loan up to 33 1⁄3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Portfolio indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

O. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

P. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Large Cap Growth	$159,701,447	$196,479,820
Clarion Real Estate	344,495,223	387,398,499
Franklin Income	214,091,377	194,437,254
Franklin Mutual Shares	112,736,769	128,593,164
JPMorgan Small Cap Core Equity	345,337,825	243,529,614
Large Cap Growth	4,082,200,468	3,438,838,853
Large Cap Value	737,402,402	641,452,979
Limited Maturity Bond	113,293,634	135,790,956
Multi-Manager Large Cap Core	541,689,781	301,608,810
PIMCO High Yield	193,950,650	260,199,359
Templeton Global Growth	67,480,091	112,657,643
U.S. Stock Index	390,986,320	1,320,906,585

U.S. government securities not included above were as follows:

	Purchases	Sales
JPMorgan Small Cap Core Equity	$575,674	$305,000
Limited Maturity Bond	1,281,532,634	1,357,866,867
PIMCO High Yield	48,031,165	43,415,304

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Clarion Real Estate, Franklin Income, Large Cap Growth, and Large Cap Value have entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Clarion Real Estate	0.75% of the first $200 million; 0.70% of the next $550 million; and 0.65% of the amount in excess of $750 million

Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

Large Cap Growth	0.55%

Large Cap Value	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

With the exception of the Portfolios in the table above, DSL, an indirect, wholly-owned subsidiary of ING U.S. Inc., provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL also is responsible for providing or procuring, at DSL’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays DSL a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
BlackRock Large Cap Growth	0.80% on the first $500 million; 0.75% on the next $250 million; 0.70% on the next $500 million; 0.65% on the next $750 million; 0.60% on the amount in excess of $2 billion

66

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee

Franklin Mutual Shares	0.78% on the first $4 billion; 0.75% on the next $1 billion; 0.73% on the next $1 billion; 0.71% on the next $1 billion; 0.69% on the amount in excess of $7 billion
JPMorgan Small Cap Core Equity	0.900% on the first $200 million; 0.850% on the next $300 million; 0.800% on the next $250 million; 0.750% on the amount in excess of $750 million

Limited Maturity Bond(1)	0.350% on the first $200 million; 0.300% on the next $300 million; 0.250% on the amount in excess of $500 million

Multi-Manager Large Cap Core	0.725% on the first $500 million; 0.675% on the next $500 million; 0.625% on the amount in excess of $1 billion

PIMCO High Yield	0.490%

Templeton Global Growth	0.96% on the first $250 million; 0.86% on the next $250 million; 0.76% on the amount in excess of $500 million

U.S. Stock Index	0.26%

(1)	The assets of Limited Maturity Bond are aggregated with those of ING Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for Clarion Real Estate and Large Cap Value. Effective May 1, 2013, DSL has contractually agreed to waive a portion of the advisory fee for Multi-Manager Large Cap Core. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate)

For the period ended December 31, 2013, DSL waived $260,390, $37,844 and $13,886 for Clarion Real Estate, Large Cap Value, and Multi-Manager Large Cap Core, respectively. Termination or modification of these contractual waivers requires approval by the Board. There is no guarantee that these waivers will continue. The agreements will only renew if DSL elects to renew them.

IFS, an indirect, wholly-owned subsidiary of ING U.S., Inc., acts as administrator and provides certain administrative and shareholder services necessary for Clarion Real Estate, Franklin Income, Large Cap Growth, and Large Cap Value Portfolios’ operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of the Portfolios are as follows (*denotes a Related Party adviser):

Portfolio	Sub-Adviser
BlackRock Large Cap Growth	BlackRock Investment Management, LLC
Clarion Real Estate	CBRE Clarion Securities LLC
Franklin Income	Franklin Advisers, Inc.
Franklin Mutual Shares	Franklin Mutual Advisers LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Large Cap Growth	ING Investment Management Co. LLC*
Large Cap Value	ING Investment Management Co. LLC*
Limited Maturity Bond	ING Investment Management Co. LLC*
Multi-Manager Large Cap Core(1)	Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC
PIMCO High Yield	Pacific Investment Management Company LLC
Templeton Global Growth	Templeton Global Advisors Limited
U.S. Stock Index	ING Investment Management Co. LLC*

(1)	Prior to May 1, 2013, the Portfolio was sub-advised by Pioneer Investment Management, Inc.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-advisers. Any

67

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to IID at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each respective Portfolio that offers Class S2 shares has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Pursuant to a side agreement, IID agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. Termination or modification of these contractual waivers requires approval by the Board. There is no guarantee that these waivers will continue.

Each Class ADV share of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. Pursuant to side agreements, IID has agreed to waive an additional 0.09% and an additional 0.04% of the distribution fee for Large Cap Growth Class ADV shares. Pursuant to a side agreement IID agreed to waive 0.22% of the distribution fee for U.S. Stock Index Class ADV shares. With the exception of the 0.04% distribution fee waiver for Large Cap Growth Class ADV shares, termination or modification of these contractual waivers requires approval by the Board. There is no guarantee that these waivers will continue.

Pursuant to an agreement, IID will limit Class S expenses, so that the operating expense ratio for BlackRock Large Cap Growth does not exceed 1.04%. IID may, at a later date, recoup from BlackRock Large Cap Growth shareholder service fees waived during the previous 36 months, but only if, after such recoupment, BlackRock Large Cap Growth’s expense ratio does not exceed 1.04%. As of December 31, 2013, $70,176 of such fees are subject to possible recoupment expiring December 31, 2016.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into written expense limitation agreements with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Real Estate	1.25%	0.65%	0.90%	1.05%
Franklin Income	1.39%	0.79%	1.04%	1.19%
Large Cap Growth	1.20%	0.60%	0.85%	1.00%
Large Cap Value(1)	1.29%	0.69%	0.94%	1.09%

(1)	Effective September 7, 2013, pursuant to a side letter agreement, through May 1, 2014, the Investment Adviser has further lowered the expense limits for Large Cap Value to 1.25%, 0.65%, 0.90%, and 1.05% for Class ADV, Class I, Class S, and Class S2, respectively. The amounts waived are not eligible for recoupment. Termination or modification of this side letter agreement requires approval by the Board.

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to each Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
Clarion Real Estate	$525,571	$1,269,258	$1,386,705	$3,181,534
Large Cap Growth	804,854	1,721,766	3,563,792	6,090,412
Large Cap Value	305,080	366,725	581,957	1,253,762

The expense limitation agreements are contractual through May 1, 2014, except for Large Cap Value which

68

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

is through May 1, 2015, and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2013, Multi-Manager Large Cap Core and PIMCO High Yield incurred $47,000 and $2,000, respectively, of information statement costs associated with the sub-adviser, name, investment objective, principal investment strategies, and fee changes of the Portfolios. The Investment Adviser reimbursed the Portfolios for these costs.

At December 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Franklin Templeton Founding Strategy Portfolio	Franklin Income	33.09%
	Franklin Mutual Shares	58.70
	Templeton Global Growth	50.44
ING Life Insurance and Annuity Company	BlackRock Large Cap Growth	44.83
	Clarion Real Estate	32.30
	JPMorgan Small Cap Core Equity	23.12
	Large Cap Growth	19.88
	Large Cap Value	30.34
	Multi-Manager Large Cap Core	9.23
	PIMCO High Yield	23.01
	U.S. Stock Index	15.80

ING National Trust	BlackRock Large Cap Growth	5.59
	Clarion Real Estate	10.60
	Franklin Income	5.75
	JPMorgan Small Cap Core Equity	12.61
	Large Cap Growth	9.03
	Large Cap Value	13.16
	Limited Maturity Bond	15.03
	PIMCO High Yield	11.05

ING Retirement Growth Portfolio	U.S. Stock Index	29.03

ING Retirement Moderate Growth Portfolio	U.S. Stock Index	18.90

Affiliated Investment Company/Subsidiary	Portfolios	Percentage

ING Retirement Moderate Portfolio	U.S. Stock Index	8.75

ING Solution 2015 Portfolio	Multi-Manager Large Cap Core	9.85

ING Solution 2025 Portfolio	Multi-Manager Large Cap Core	21.58

ING Solution 2035 Portfolio	Multi-Manager Large Cap Core	15.90

ING Solution 2045 Portfolio	Multi-Manager Large Cap Core	20.20
ING USA Annuity and Life Insurance Company	BlackRock Large Cap Growth	42.58%
	Clarion Real Estate	42.26
	Franklin Income	56.56
	Franklin Mutual Shares	37.95
	JPMorgan Small Cap Core Equity	50.21
	Large Cap Growth	58.19
	Large Cap Value	49.69
	Limited Maturity Bond	19.93
	Multi-Manager Large Cap Core	14.33
	PIMCO High Yield	59.29
	Templeton Global Growth	47.31

ReliaStar Life Insurance Company	JPMorgan Small Cap Core Equity	8.08
	Limited Maturity Bond	11.34

Security Life of Denver Insurance Company	Limited Maturity Bond	8.24

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2013, as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Large Cap Growth	1	$795,000	1.08%
Clarion Real Estate	1	2,000,000	1.08
Franklin Income	2	3,670,000	1.11
JPMorgan Small Cap Core Equity	1	590,000	1.08
Large Cap Growth	8	6,879,500	1.12
Large Cap Value	2	2,615,000	1.08
Limited Maturity Bond	1	805,000	1.09
Multi-Manager Large Cap Core	7	937,143	1.09
U.S. Stock Index	21	1,458,000	1.10

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased options on equities for Franklin Mutual Shares during the year ended December 31, 2013 were as follows:

	Number of Contracts	Cost
Balance at 12/31/12	—	$—
Options Purchased	938	562,834
Options Terminated in Closing Sell Transactions	(469)	(217,165)
Options Expired	—	—

Balance at 12/31/13	469	$345,669

Transactions in written options on equities for Franklin Mutual Shares during the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/12	—	$—
Options Written	6	6,203
Options Terminated in Closing Purchase Transactions	(6)	(6,203)
Options Expired	—	—

Balance at 12/31/13	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Large Cap Growth
Class ADV
12/31/2013	166,393	—	8,654	(232,750)	(57,703)	2,003,175	—	103,504	(2,725,376)	(618,697)
12/31/2012	342,580	—	2,633	(185,579)	159,634	3,603,164	—	26,878	(1,938,969)	1,691,073
Class I
12/31/2013	445,498	—	193,112	(2,179,980)	(1,541,370)	5,657,987	—	2,379,145	(26,966,276)	(18,929,144)
12/31/2012	620,494	—	119,389	(2,610,323)	(1,870,440)	6,775,370	—	1,253,584	(28,034,734)	(20,005,780)

70

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Large Cap Growth (continued)
Class S
12/31/2013	1,144,076	—	149,245	(3,191,345)	(1,898,024)	14,012,613	—	1,829,740	(38,596,142)	(22,753,789)
12/31/2012	2,177,902	—	74,617	(3,569,082)	(1,316,563)	23,276,578	—	780,489	(38,181,431)	(14,124,364)
Class S2
12/31/2013	233,804	—	6,598	(158,430)	81,972	2,951,312	—	79,837	(1,948,329)	1,082,820
12/31/2012	152,465	—	2,673	(157,593)	(2,455)	1,616,434	—	27,587	(1,652,877)	(8,856)
Clarion Real Estate
Class ADV
12/31/2013	707,837	—	27,894	(222,173)	513,558	19,497,267	—	786,614	(5,975,824)	14,308,057
12/31/2012	849,643	—	14,223	(177,740)	686,126	21,517,223	—	374,638	(4,478,830)	17,413,031
Class I
12/31/2013	986,866	—	62,308	(1,014,332)	34,842	27,547,604	—	1,827,483	(28,823,256)	551,831
12/31/2012	2,227,658	—	48,742	(966,931)	1,309,469	59,403,843	—	1,331,150	(25,453,035)	35,281,958
Class S
12/31/2013	906,483	—	211,462	(3,231,732)	(2,113,787)	25,821,076	—	6,191,597	(91,362,118)	(59,349,445)
12/31/2012	1,347,282	—	170,167	(3,020,939)	(1,503,490)	35,104,896	—	4,640,457	(78,732,954)	(38,987,601)
Class S2
12/31/2013	153,986	—	11,155	(200,094)	(34,953)	4,257,960	—	324,944	(5,623,948)	(1,041,044)
12/31/2012	180,623	—	8,332	(173,695)	15,260	4,729,284	—	226,042	(4,514,865)	440,461
Franklin Income
Class ADV
12/31/2013	2,096,812	—	196,598	(250,915)	2,042,495	22,158,960	—	2,028,896	(2,631,166)	21,556,690
12/31/2012	988,172	—	144,306	(134,093)	998,385	9,781,629	—	1,376,679	(1,325,697)	9,832,611
Class I
12/31/2013	3,272,700	—	1,493,952	(2,342,734)	2,423,918	35,552,688	—	15,880,708	(25,534,520)	25,898,876
12/31/2012	2,995,557	—	1,652,754	(5,406,528)	(758,217)	30,342,953	—	16,180,457	(54,930,499)	(8,407,089)
Class S
12/31/2013	3,239,698	—	2,552,050	(6,022,307)	(230,559)	34,929,750	—	26,975,174	(65,228,433)	(3,323,509)
12/31/2012	3,015,046	—	3,058,960	(6,471,620)	(397,614)	30,419,659	—	29,794,272	(65,155,928)	(4,941,997)
Class S2
12/31/2013	117,465	—	45,279	(218,140)	(55,396)	1,258,608	—	477,688	(2,347,544)	(611,248)
12/31/2012	136,111	—	56,751	(123,640)	69,222	1,367,933	—	551,619	(1,243,022)	676,530
Franklin Mutual Shares
Class ADV
12/31/2013	206,073	—	7,762	(91,210)	122,625	1,981,432	—	76,219	(890,017)	1,167,634
12/31/2012	136,423	—	11,162	(180,809)	(33,224)	1,102,457	—	88,067	(1,449,030)	(258,506)
Class I
12/31/2013	1,708,500	—	377,497	(3,437,206)	(1,351,209)	16,814,358	—	3,778,742	(33,698,238)	(13,105,138)
12/31/2012	1,526,091	—	577,541	(5,019,629)	(2,915,997)	12,593,832	—	4,637,651	(41,456,485)	(24,225,002)
Class S
12/31/2013	729,655	—	220,134	(2,948,365)	(1,998,576)	7,001,899	—	2,199,144	(29,325,371)	(20,124,328)
12/31/2012	553,763	—	357,593	(3,652,616)	(2,741,260)	4,541,583	—	2,867,898	(30,099,347)	(22,689,866)

71

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2013	1,973,987	—	115,647	(293,240)	1,796,394	34,293,456	—	2,051,571	(5,327,496)	31,017,531
12/31/2012	1,488,950	—	2,026	(239,460)	1,251,516	21,146,508	—	27,942	(3,370,700)	17,803,750
Class I
12/31/2013	1,345,146	—	198,693	(852,166)	691,673	24,692,714	—	3,648,014	(15,447,712)	12,893,016
12/31/2012	1,014,293	—	22,176	(905,400)	131,069	14,900,318	—	315,120	(13,189,124)	2,026,314
Class S
12/31/2013	5,961,173	—	677,094	(2,725,355)	3,912,912	107,100,509	—	12,336,652	(49,021,289)	70,415,872
12/31/2012	4,959,657	—	34,553	(6,639,654)	(1,645,444)	70,831,576	—	487,538	(95,038,798)	(23,719,684)
Class S2
12/31/2013	288,472	—	77,213	(474,344)	(108,659)	5,214,583	—	1,396,789	(8,581,548)	(1,970,176)
12/31/2012	250,546	—	364	(381,288)	(130,378)	3,579,470	—	5,092	(5,451,055)	(1,866,493)
Large Cap Growth
Class ADV
12/31/2013	5,768,920	—	1,931,127	(20,125,338)	(12,425,291)	90,737,465	—	31,149,075	(326,300,232)	(204,413,692)
12/31/2012	10,212,190	143,923,122	161,128	(9,405,741)	144,890,699	140,804,184	1,933,926,036	2,158,187	(138,783,687)	1,938,104,720
Class I
12/31/2013	25,138,754	—	1,023,316	(14,743,321)	11,418,749	427,377,162	—	17,263,340	(250,049,290)	194,591,212
12/31/2012	26,489,064	—	833,996	(11,282,176)	16,040,884	385,859,326	—	11,572,537	(160,269,534)	237,162,329
Class S
12/31/2013	50,791,357	—	1,088,504	(10,343,118)	41,536,743	838,076,399	—	18,112,710	(175,493,995)	680,695,114
12/31/2012	12,602,051	—	446,823	(6,710,799)	6,338,075	178,256,926	—	6,128,913	(95,785,992)	88,599,847
Class S2
12/31/2013	1,128,809	—	34,429	(723,877)	439,361	18,260,568	—	570,479	(12,120,718)	6,710,329
12/31/2012	1,964,899	—	26,118	(598,721)	1,392,296	27,800,401	—	356,701	(8,559,012)	19,598,090
Large Cap Value
Class ADV
12/31/2013	847,057	403,515	10,227	(567,688)	693,111	4,633,603	4,284,316	109,738	(1,721,863)	7,305,794
12/31/2012	157,679	—	8,045	(64,315)	101,409	1,394,212	—	68,457	(565,392)	897,277
Class I
12/31/2013	23,232,118	9,102,418	699,969	(15,289,627)	17,744,878	157,409,320	97,826,866	7,719,742	(65,920,434)	197,035,494
12/31/2012	2,582,005	—	785,903	(3,811,941)	(444,033)	22,997,331	—	6,740,004	(33,858,286)	(4,120,951)
Class S
12/31/2013	49,603,822	46,481,758	264,971	(53,100,477)	43,250,074	32,922,778	494,898,320	2,940,094	(72,785,099)	457,976,093
12/31/2012	4,316,764	—	202,741	(3,943,964)	575,541	37,212,717	—	1,724,959	(34,818,379)	4,119,297
Class S2
9/9/2013(1)-12/31/2013	279	—	—	—	279	3,000	—	—	—	3,000
Limited Maturity Bond
Class ADV
12/31/2013	1,381,822	—	28,743	(849,285)	561,280	13,669,594	—	282,831	(8,402,108)	5,550,317
12/31/2012	1,420,996	—	23,729	(385,438)	1,059,287	14,094,856	—	234,444	(3,820,803)	10,508,497

(1)	Commencement of operations.

72

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Limited Maturity Bond (continued)
Class I
12/31/2013	2,607,632	—	125,513	(14,413,707)	(11,680,562)	26,345,677	—	1,263,916	(146,467,125)	(118,857,532)
12/31/2012	30,779,277	—	185,028	(11,574,475)	19,389,830	312,488,817	—	1,866,934	(117,588,748)	196,767,003
Class S
12/31/2013	876,905	—	110,203	(2,591,155)	(1,604,047)	8,945,279	—	1,116,353	(26,426,651)	(16,365,019)
12/31/2012	560,167	—	111,236	(2,912,554)	(2,241,151)	5,709,399	—	1,129,049	(29,692,521)	(22,854,073)
Multi-Manager Large Cap Core
Class ADV
12/31/2013	30,850	—	377	(37,993)	(6,766)	405,792	—	5,490	(503,943)	(92,661)
12/31/2012	37,590	—	1,131	(23,185)	15,536	421,470	—	12,689	(258,568)	175,591
Class I
12/31/2013	30,106,056	—	192,904	(11,423,672)	18,875,288	402,457,582	—	2,830,955	(157,793,530)	247,495,007
12/31/2012	251,175	—	40,209	(587,716)	(296,332)	2,776,286	—	454,275	(6,505,400)	(3,274,839)
Class S
12/31/2013	829,363	—	24,856	(1,184,314)	(330,095)	10,766,500	—	365,125	(15,901,081)	(4,769,456)
12/31/2012	168,409	—	55,167	(883,347)	(659,771)	1,881,038	—	622,987	(9,876,321)	(7,372,296)
PIMCO High Yield
Class ADV
12/31/2013	3,209,006	—	560,198	(1,396,832)	2,372,372	34,211,393	—	5,935,645	(14,741,952)	25,405,086
12/31/2012	3,756,646	—	396,474	(548,829)	3,604,291	38,887,330	—	4,102,950	(5,649,385)	37,340,895
Class I
12/31/2013	3,692,286	—	591,419	(10,023,306)	(5,739,601)	39,257,910	—	6,291,818	(107,999,700)	(62,449,972)
12/31/2012	12,334,087	—	896,536	(24,076,508)	(10,845,885)	127,824,999	—	9,233,970	(246,206,679)	(109,147,710)
Class S
12/31/2013	7,700,660	—	3,999,513	(17,895,391)	(6,195,218)	82,019,085	—	42,398,008	(189,448,835)	(65,031,742)
12/31/2012	14,976,670	—	4,344,328	(10,832,385)	8,488,613	154,033,329	—	44,882,176	(111,845,696)	87,069,809
Class S2
12/31/2013	278,413	—	33,584	(207,445)	104,552	2,956,631	—	356,370	(2,199,177)	1,113,824
12/31/2012	338,273	—	20,793	(61,288)	297,778	3,509,654	—	215,872	(634,475)	3,091,051
Templeton Global Growth
Class ADV
12/31/2013	—	—	5	—	5	—	—	75	—	75
12/31/2012	391	—	9	(70)	330	4,457	—	92	(834)	3,715
Class I
12/31/2013	1,262,222	—	384,092	(3,039,819)	(1,393,505)	17,527,821	—	5,361,919	(42,863,983)	(19,974,243)
12/31/2012	2,104,734	—	545,633	(5,929,165)	(3,278,798)	23,158,195	—	5,805,539	(68,077,134)	(39,113,400)
Class S
12/31/2013	1,626,630	—	312,871	(3,283,754)	(1,344,253)	22,511,670	—	4,389,583	(45,765,781)	(18,864,528)
12/31/2012	529,716	—	425,055	(3,358,233)	(2,403,462)	6,258,030	—	4,548,081	(38,389,233)	(27,583,122)
Class S2
12/31/2013	40,106	—	5,863	(48,614)	(2,645)	554,496	—	81,664	(715,140)	(78,980)
12/31/2012	28,333	—	7,053	(37,479)	(2,093)	332,705	—	74,977	(429,185)	(21,503)

73

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
U.S. Stock Index
Class ADV
12/31/2013	2,588,177	—	268,798	(1,420,355)	1,436,620	32,396,275	—	3,588,170	(18,271,427)	17,713,018
12/31/2012	3,546,530	—	208,709	(464,762)	3,290,477	39,535,948	—	2,281,742	(5,172,766)	36,644,924
Class I
12/31/2013	59,870,724	—	12,692,110	(141,771,633)	(69,208,799)	793,037,680	—	174,123,070	(1,867,979,671)	(900,818,921)
12/31/2012	55,674,477	—	17,113,487	(77,171,374)	(4,383,410)	631,086,126	—	190,717,430	(882,901,012)	(61,097,456)
Class S
12/31/2013	1,516,358	—	118,588	(1,324,703)	310,243	19,761,147	—	1,609,585	(17,805,636)	3,565,096
12/31/2012	1,172,181	—	98,104	(1,628,048)	(357,763)	13,233,404	—	1,086,220	(18,772,315)	(4,452,691)
Class S2
12/31/2013	3,997,424	—	400,989	(1,647,114)	2,751,299	51,616,842	—	5,415,867	(21,542,287)	35,490,422
12/31/2012	3,868,447	—	289,721	(1,394,398)	2,763,770	43,731,812	—	3,194,411	(15,607,234)	31,318,989

NOTE 11 — REORGANIZATIONS

On September 7, 2013, Large Cap Value (“Acquiring Portfolio”) acquired all of the net assets of ING Pioneer Mid Cap Value Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on August 22, 2013. The purposes of the transaction were to combine two portfolios with comparable investment objectives, policies and management. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value;

however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income	$14,355,047
Net realized and unrealized loss on investments	$259,278,818
Net increase in net assets resulting from operations	$273,633,865

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since September 7, 2013. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards	Acquired Unrealized Appreciation (000s)	Portfolio Conversion Ratio
Large Cap Value	ING Pioneer Mid Cap Value Portfolio	$597,010	$514,616	$18,413	$14,407	1.2456

The net assets of Large Cap Value after the acquisition were $1,111,625,386.

On July 21, 2012, Large Cap Growth (“Acquiring Portfolio”) acquired all of the net assets of ING American Funds Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 28, 2012. The purposes of the transaction were to combine two portfolios with comparable investment objectives, policies, restrictions, management, and portfolio holdings. For financial reporting purposes, assets received and shares issued by

74

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2012, are as follows:

Net investment income	$20,361,128
Net realized and unrealized loss on investments	$439,147,450
Net increase in net assets resulting from operations	$459,508,578

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Capital Loss Carryforwards (000s)	Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Growth	ING American Funds Growth Portfolio	$1,933,926	$1,423,907	$31,296	$7,185	3.6408

The net assets of Large Cap Growth after the acquisition were $3,357,833,012 .

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary

Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

BlackRock Large Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$92,992	$(92,992)	$—
Deutsche Bank Securities	1,632,162	(1,632,162)	—
Merrill Lynch	$133,468	$(133,468)	$—

Total	$1,858,622	$(1,858,622)	$—

(1)	Collateral with a fair value of $1,900,310 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

75

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Clarion Real Estate

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities	$168,129	$(168,129)	$—
Goldman Sachs & Company	544,190	(544,190)	—
Merrill Lynch	131,702	(131,702)	—
Morgan Stanley & Co. LLC	3,438,657	(3,438,657)	—

Total	$4,282,678	$(4,282,678)	$—

(1)	Collateral with a fair value of $4,373,227 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Franklin Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$1,020,739	$(1,020,739)	$—
Barclays Bank PLC	918,691	(918,691)	—
Barclays Capital Inc.	2,706,349	(2,706,349)	—
Barclays Capital Securities	1,072,720	(1,072,720)	—
Citadel	5,047	(5,047)	—
Citigroup Global Markets	3,297,909	(3,297,909)	—
Credit Suisse Securities USA	2,152,793	(2,152,793)	—
Deutsche Bank Securities	2,181,251	(2,181,251)	—
Goldman Sachs & Company	2,165,781	(2,165,781)	—
JPMorgan Clearing Corp.	8,651,541	(8,651,541)	—
JPMorgan Securities	418,273	(418,273)	—
Merrill Lynch	2,420,503	(2,420,503)	—
Morgan Stanley & Co. LLC	1,498,868	(1,498,868)	—
Nomura Securities International, Inc.	701,962	(701,962)	—
RBC Capital Markets LLC	213,651	(213,651)	—
SG Americas Security LLC	357,399	(357,399)	—
UBS Securities, LLC	2,745,937	(2,745,937)	—

Total	$32,529,414	$(32,529,414)	$—

(1)	Collateral with a fair value of $33,412,994 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$13,398	$(13,398)	$—
Barclays Capital Inc.	802,140	(802,140)	—
Citadel	89,184	(89,184)	—
Citigroup Global Markets	1,686,880	(1,686,880)	—
Credit Suisse Securities USA	220,163	(220,163)	—
Deutsche Bank Securities	4,017	(4,017)	—
Goldman Sachs & Company	7,381,255	(7,381,255)	—
Janney Montgomery Scott	220,958	(220,958)	—
Merrill Lynch	371,530	(371,530)	—
Morgan Stanley & Co. LLC	5,167,554	(5,167,554)	—
National Financial	628,817	(628,817)	—
RBC Capital Markets LLC	11,621	(11,621)	—
SG Americas Security LLC	833,505	(833,505)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
UBS Securities, LLC	1,663,998	(1,663,998)	—
Wells Fargo Securities	3,987	(3,987)	—

Total	$19,099,007	$(19,099,007)	$—

(1)	Collateral with a fair value of $19,545,257 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Large Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$2,547,528	$(2,547,528)	$—
National Financial	2,222,514	(2,222,514)	—

Total	$4,770,042	$(4,770,042)	$—

(1)	Collateral with a fair value of $4,880,103 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

PIMCO High Yield

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP PrimeBrokerage	$944,491	$(944,491)	$—
Barclays Capital Inc.	6,569,574	(6,569,574)	—
Citigroup Global Markets	3,484,238	(3,484,238)	—
Credit Suisse Securities USA	1,562,242	(1,562,242)	—
Deutsche Bank Securities	1,034,275	(1,034,275)	—
First Clearing	1,005,250	(1,005,250)	—
Goldman Sachs & Company	1,664,683	(1,664,683)	—
Goldman Sachs International	1,990,725	(1,990,725)	—
JPMorgan Clearing Corp.	3,322,067	(3,322,067)	—
JPMorgan Securities	2,225,102	(2,225,102)	—
JPMorgan Securities PLC	1,164,740	(1,164,740)	—
Merrill Lynch	3,815,726	(3,815,726)	—
Morgan Stanley & Co. LLC	2,084,463	(2,084,463)	—
Nomura Securities International Inc.	511,620	(511,620)	—
RBS Securities Inc.	200,547	(200,547)	—
Scotia Capital Trust	$96,213	$(96,213)	$—
UBS Securities, LLC	2,216,674	(2,216,674)	—

Total	$33,892,630	$(33,892,630)	$—

(1)	Collateral with a fair value of $34,799,336 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Global Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
ABN AMRO Bank N.V.	$137,721	$(137,721)	$—
Deutsche Bank Securities	1,320,550	(1,320,550)	—

76

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	2,435,048	(2,435,048)	—
JPMorgan Clearing Corp.	4,751,830	(4,751,830)	—
Morgan Stanley & Co. LLC	2,271,901	(2,271,901)	—
National Financial	943	(943)	—

Total	$10,917,993	$(10,917,993)	$—

(1)	Collateral with a fair value of $11,253,795 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Stock Index

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities USA	$1,136,520	$(1,136,520)	$—
Deutsche Bank Securities	1,403,533	(1,403,533)	—
Goldman Sachs & Company	520,323	(520,323)	—
Janney Montgomery Scott	600,210	(600,210)	—
JPMorgan Clearing Corp.	154,071	(154,071)	—
Morgan Stanley & Co. LLC	585,652	(585,652)	—
National Financial	2,341	(2,341)	—

Total	$4,402,650	$(4,402,650)	$—

(1)	Collateral with a fair value of $4,508,790 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Clarion Real Estate is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (Franklin Mutual Shares, Multi-Manager Large Cap Core, Templeton Global Growth, and U.S. Stock Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of a Portfolio may be purchased by other investment companies. In some cases an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies it will not purchase securities of other investment companies except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

77

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Large Cap Growth	$—	$1,790	$(1,790)
Franklin Income	—	(56,006)	56,006
Franklin Mutual Shares	—	(1,452,064)	1,452,064
Large Cap Growth	2,634	(282,883)	280,249
Large Cap Value	—	60,622	(60,622)
Limited Maturity Bond	—	113,444	(113,444)
Multi-Manager Large Cap Core	—	1,857	(1,857)
PIMCO High Yield	—	2,664,945	(2,664,945)
Templeton Global Growth	—	(82,676)	82,676
U.S. Stock Index	—	(1,005,946)	1,005,946

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
BlackRock Large Cap Growth	$4,392,226	$—	$2,088,538	$—
Clarion Real Estate	9,130,638	—	6,572,287	—
Franklin Income	45,362,466	—	47,903,027	—
Franklin Mutual Shares	6,054,105	—	7,593,616	—
JPMorgan Small Cap Core Equity	4,733,369	14,699,657	835,692	—
Large Cap Growth	20,737,705	46,357,899	8,372,757	11,843,582
Large Cap Value	10,769,581	—	8,533,420	—
Limited Maturity Bond	2,663,100	—	3,230,427	—
Multi-Manager Large Cap Core	3,201,570	—	1,089,951	—
PIMCO High Yield	54,996,189	—	58,449,364	—
Templeton Global Growth	9,833,241	—	10,428,706	—
U.S. Stock Index	89,643,334	95,093,358	81,808,995	115,470,807

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
BlackRock Large Cap Growth	$2,287,204	$—	$93,763,023	$(6,886,981)	ST	2017
Clarion Real Estate	9,486,677	—	27,477,597	(180,948,780)	ST	2017
Franklin Income	38,674,127	—	89,279,383	(20,607,036)	ST	2016
				(41,925,368)	ST	2017
				(106,123)	ST	None
				(11,709,092)	LT	None

				$(74,347,619)

78

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Franklin Mutual Shares	6,222,070	—	115,526,655	(40,997,437)	ST	2017
JPMorgan Small Cap Core Equity	15,074,296	49,336,688	204,132,686	—	—	—
Large Cap Growth	168,906,558	241,678,532	1,075,504,290	—	—	—
Large Cap Value	7,875,429	20,941,384	143,786,595	(4,748,548)	ST	2016
				(22,962,480)	ST	2017

				$(27,711,028)*

Limited Maturity Bond	2,163,617	—	770,317	(5,861,258)	ST	2017
Multi-Manager Large Cap Core	6,406,574	18,207,951	34,203,574	—	—	—
PIMCO High Yield	9,631,912	—	48,983,222	(43,934,248)	ST	2017
Templeton Global Growth	7,866,482	—	124,873,030	(5,386,032)	ST	2017
U.S. Stock Index	21,963,207	473,500,596	1,511,478,927	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement

79

NOTE 14 — FEDERAL INCOME TAXES (continued)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to December 31, 2013, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
PIMCO High Yield
Class ADV	$0.0652	February 3, 2014	Daily
Class I	$0.0707	February 3, 2014	Daily
Class S	$0.0684	February 3, 2014	Daily
Class S2	$0.0671	February 3, 2014	Daily

On October 22, 2013, a majority of the Board approved a change with respect to the PIMCO High Yield’s sub-adviser from Pacific Investment Management Company LLC to ING IM with related changes to the Portfolio’s name, advisory and sub-advisory fees, investment objective, and principal investment strategies. Effective close of business February 4, 2014, ING IM began managing the Portfolio, the Portfolio was renamed ING High Yield Portfolio, and the new advisory fee breakpoints for the Portfolio are 0.49% on the first $1 billion; 0.48% on the next $1 billion; and 0.47% thereafter. In addition, pursuant to a separate waiver agreement, the Investment Adviser has agreed to lower the advisory fee for the Portfolio so that the advisory fee payable to the Investment Adviser will be waived in an amount equal to 50% of the savings to the Investment Adviser resulting from the implementation of the sub-advisory fee reduction for the period from close of business February 4, 2014 through May 1, 2016.

On January 23, 2014, the Board approved a proposal to reorganize ING MFS Utilities Portfolio (the “Disappearing Portfolio”), which is not included in this report, with and into Large Cap Value (the “Reorganization”). The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about June 19, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about July 18, 2014.

On January 23, 2014, the Board approved proposals to reorganize the below “Disappearing Portfolios,” two of which are not included in this report, with and into Large Cap Growth (the “Reorganizations”).

Disappearing Portfolios
BlackRock Large Cap Growth
ING BlackRock Health Sciences Opportunities Portfolio
ING Marsico Growth Portfolio

The proposed Reorganizations are subject to approval by the shareholders of each Disappearing Portfolio at a shareholder meeting scheduled to be held on or about June 19, 2014. If shareholder approval is obtained, it is expected that the Reorganizations will take place on or about July 18, 2014. In addition, if shareholder approval is obtained, the advisory fee breakpoints for Large Cap Growth would be 0.55% on the first $5.5 billion; 0.52% on the next $1.5 billion; and 0.50% thereafter.

On January 23, 2014, the Board approved a new expense limitation agreement for Franklin Mutual Shares. Effective January 1, 2014, the new expense limitation agreement, through May 1, 2015, is 1.37%, 0.77%, and 1.02% for Class ADV, Class I, and Class S, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

80

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.9%
		Consumer Discretionary: 14.5%
67,260		BorgWarner, Inc.	$3,760,507	1.0
220,850		Comcast Corp. - Class A	11,476,470	2.9
201,960		Lowe’s Cos., Inc.	10,007,118	2.6
103,840		Ross Stores, Inc.	7,780,731	2.0
136,550		TJX Cos., Inc.	8,702,332	2.2
183,430		Twenty-First Century Fox, Inc.	6,453,067	1.6
68,270		Walt Disney Co.	5,215,828	1.3
53,920		Other Securities	3,704,573	0.9
			57,100,626	14.5
		Consumer Staples: 4.9%
131,425		Coca-Cola Co.	5,429,167	1.4
131,915		CVS Caremark Corp.	9,441,157	2.4
50,950		Philip Morris International, Inc.	4,439,273	1.1
			19,309,597	4.9
		Energy: 8.1%
85,100		Halliburton Co.	4,318,825	1.1
37,130		Marathon Petroleum Corp.	3,405,935	0.8
60,410		Oceaneering International, Inc.	4,765,141	1.2
104,010		Schlumberger Ltd.	9,372,341	2.4
199,820		Suncor Energy, Inc.	7,003,691	1.8
89,994		Other Securities(a)	3,042,279	0.8
			31,908,212	8.1
		Financials: 5.5%
147,540		Discover Financial Services	8,254,863	2.1
58,210		Travelers Cos., Inc.	5,270,334	1.3
201,280		US Bancorp.	8,131,712	2.1
			21,656,909	5.5
		Health Care: 17.0%
160,825		Abbott Laboratories	6,164,422	1.6
120,465		AbbVie, Inc.	6,361,757	1.6
17,446	@	Actavis PLC	2,930,928	0.7
66,420		Aetna, Inc.	4,555,748	1.1
115,030		Agilent Technologies, Inc.	6,578,566	1.7
53,700		Amgen, Inc.	6,130,392	1.6
14,650	@	Biogen Idec, Inc.	4,098,337	1.0
27,140	@	Celgene Corp.	4,585,574	1.2
51,840	@	Gilead Sciences, Inc.	3,895,776	1.0

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
62,905		McKesson Corp.	$10,152,867	2.6
83,860		Merck & Co., Inc.	4,197,193	1.1
49,441		Universal Health Services, Inc.	4,017,576	1.0
62,850		Other Securities	3,079,962	0.8
			66,749,098	17.0
		Industrials: 12.6%
86,490		3M Co.	12,130,222	3.1
57,450		Boeing Co.	7,841,350	2.0
29,260		Cummins, Inc.	4,124,782	1.1
78,830	@	Ingersoll-Rand PLC - Class A	4,855,928	1.2
33,793		Parker Hannifin Corp.	4,347,132	1.1
200,189	@	United Continental Holdings, Inc.	7,573,150	1.9
33,650	@	WABCO Holdings, Inc.	3,143,247	0.8
134,411		Other Securities	5,551,095	1.4
			49,566,906	12.6
		Information Technology: 28.9%
33,035	@	Alliance Data Systems Corp.	8,685,892	2.2
23,615		Apple, Inc.	13,250,613	3.4
46,075		DST Systems, Inc.	4,180,845	1.1
290,960		EMC Corp.	7,317,644	1.8
18,055	@	Google, Inc. - Class A	20,234,419	5.1
14,430		Mastercard, Inc.	12,055,688	3.1
372,230		Microsoft Corp.	13,932,569	3.5
83,884		NetApp, Inc.	3,450,988	0.9
280,320		Oracle Corp.	10,725,043	2.7
119,500		Symantec Corp.	2,817,810	0.7
326,165		Other Securities	17,227,514	4.4
			113,879,025	28.9
		Materials: 5.4%
115,326		Packaging Corp. of America	7,297,829	1.9
38,360		PPG Industries, Inc.	7,275,358	1.8
103,180		Other Securities	6,580,173	1.7
			21,153,360	5.4
		Total Common Stock (Cost $287,498,222)	381,323,733	96.9

See Accompanying Notes to Financial Statements

81

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.3%
49,680	SPDR Trust Series 1	$9,174,406	2.3
	Total Exchange-Traded Funds (Cost $8,990,749)	9,174,406	2.3
	Total Long-Term Investments (Cost $296,488,971)	390,498,139	99.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.9%
	Securities Lending Collateralcc(1): 0.5%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	$1,000,000	0.3
900,310	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $900,310, collateralized by various U.S. Government Agency Obligations, 2.500%-4.000%, Market Value plus accrued interest $918,316, due 12/01/26-01/01/44)	900,310	0.2

		1,900,310	0.5

Shares		Value	Percentage of Net Assets

	Mutual Funds: 1.4%
5,466,177	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $5,466,177)	$5,466,177	1.4

	Total Short-Term Investments (Cost $7,366,487)	7,366,487	1.9

	Total Investments in Securities (Cost $303,855,458)	$397,864,626	101.1
	Liabilities in Excess of Other Assets	(4,309,437)	(1.1)

	Net Assets	$393,555,189	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $304,103,287.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$96,805,206
Gross Unrealized Depreciation	(3,043,867)

Net Unrealized Appreciation	$93,761,339

See Accompanying Notes to Financial Statements

82

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$381,323,733	$—	$—	$381,323,733
Exchange-Traded Funds	9,174,406	—	—	9,174,406
Short-Term Investments	5,466,177	1,900,310	—	7,366,487

Total Investments, at fair value	$395,964,316	$1,900,310	$—	$397,864,626

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Issuer
BlackRock Liquidity Funds, TempFund, Institutional Class	$11,045,800	$113,888,275	$(119,467,898)	$—	$5,466,177	$4,138	$—	$—

	$11,045,800	$113,888,275	$(119,467,898)	$—	$5,466,177	$4,138	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

83

ING CLARION REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 1.5%
170,700	@	Hilton Worldwide Holdings, Inc.	$3,798,075	0.6
39,200		Starwood Hotels & Resorts Worldwide, Inc.	3,114,440	0.5
96,600		Other Securities	2,536,716	0.4
			9,449,231	1.5
		Financials: 96.6%
141,252		AvalonBay Communities, Inc.	16,700,224	2.7
473,700		BioMed Realty Trust, Inc.	8,583,444	1.4
189,896		Boston Properties, Inc.	19,059,861	3.0
351,900		Brandywine Realty Trust	4,958,271	0.8
225,620		BRE Properties, Inc.	12,343,670	2.0
151,300		Brixmor Property Group, Inc.	3,075,929	0.5
664,100		Cole Real Estate Investment, Inc.	9,323,964	1.5
544,800		Cousins Properties, Inc.	5,611,440	0.9
238,200		CubeSmart	3,796,908	0.6
934,900		DCT Industrial Trust, Inc.	6,665,837	1.1
815,600		DDR Corp.	12,535,772	2.0
88,357	L	Digital Realty Trust, Inc.	4,340,096	0.7
447,200		Douglas Emmett, Inc.	10,415,288	1.7
853,600		Duke Realty Corp.	12,838,144	2.0
136,400		EPR Properties	6,705,424	1.1
577,771		Equity Residential	29,968,982	4.8
64,180		Essex Property Trust, Inc.	9,210,472	1.5
863,453		General Growth Properties, Inc.	17,329,502	2.8
356,652		HCP, Inc.	12,953,601	2.1
440,300		Health Care Real Estate Investment Trust, Inc.	23,586,871	3.8
378,845		Healthcare Realty Trust, Inc.	8,073,187	1.3
369,700		Healthcare Trust of America, Inc.	3,637,848	0.6
221,447		Highwoods Properties, Inc.	8,009,738	1.3

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
1,638,768		Host Hotels & Resorts, Inc.	$31,857,650	5.1
246,700		Kilroy Realty Corp.	12,379,406	2.0
807,378		Kimco Realty Corp.	15,945,715	2.5
663,200		Lexington Realty Trust	6,771,272	1.1
336,345		Liberty Property Trust	11,392,005	1.8
248,623		Macerich Co.	14,641,408	2.3
124,000		Pebblebrook Hotel Trust	3,814,240	0.6
208,000		Post Properties, Inc.	9,407,840	1.5
776,184		ProLogis, Inc.	28,679,999	4.6
134,564		Public Storage, Inc.	20,254,573	3.2
235,011		Ramco-Gershenson Properties	3,699,073	0.6
98,500		Realty Income Corp.	3,677,005	0.6
165,700		Regency Centers Corp.	7,671,910	1.2
344,900		Senior Housing Properties Trust	7,667,127	1.2
382,671		Simon Property Group, Inc.	58,227,219	9.3
184,554		SL Green Realty Corp.	17,049,099	2.7
797,900		Spirit Realty Capital, Inc.	7,843,357	1.2
727,100	@	Strategic Hotel Capital, Inc.	6,871,095	1.1
108,151		Sun Communities, Inc.	4,611,559	0.7
506,900		Sunstone Hotel Investors, Inc.	6,792,460	1.1
153,114		Taubman Centers, Inc.	9,787,047	1.6
721,203		UDR, Inc.	16,840,090	2.7
246,895		Ventas, Inc.	14,142,146	2.3
262,613		Vornado Realty Trust	23,317,408	3.7
99,000		Weyerhaeuser Co.	3,125,430	0.5
336,286		Other Securities	7,295,780	1.2
			603,486,386	96.6
		Total Common Stock (Cost $574,786,470)	612,935,617	98.1

See Accompanying Notes to Financial Statements

84

ING CLARION REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateralcc(1): 0.7%
218,659	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $218,659, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $223,032, due 05/15/14-08/15/43)	$218,659	0.0
1,038,642	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,038,643, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,059,415, due 01/15/14-05/01/51)	1,038,642	0.1
1,038,642	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,038,643, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,059,415, due 12/15/15-08/15/53)	1,038,642	0.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,038,642	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,038,644, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,059,415, due 01/24/14-02/01/47)	$1,038,642	0.2
1,038,642	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,038,643, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,059,415, due 06/01/17-09/01/44)	1,038,642	0.2
		4,373,227	0.7

See Accompanying Notes to Financial Statements

85

ING CLARION REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.4%
2,524,827	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $2,524,827)	$2,524,827	0.4
	Total Short-Term Investments (Cost $6,898,054)	6,898,054	1.1

	Total Investments in Securities (Cost $581,684,524)	$619,833,671	99.2
	Assets in Excess of Other Liabilities	5,236,781	0.8

	Net Assets	$625,070,452	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $592,356,074.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$56,562,037
Gross Unrealized Depreciation	(29,084,440)

Net Unrealized Appreciation	$27,477,597

REIT Diversification	Percentage of Net Assets
Retail REITs	22.9%
Residential REITs	16.5%
Specialized REITs	16.2%
Diversified REITs	15.6%
Office REITs	12.4%
Hotels, Resorts & Cruise Lines	8.8%
Industrial REITs	5.7%
Assets in Excess of Other Liabilities*	1.9%

Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$612, 935,617	$—	$—	$612,935,617
Short-Term Investments	2,524,827	4,373,227	—	6,898,054

Total Investments, at fair value	$615,460,444	$4,373,227	$—	$619,833,671

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

86

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 57.5%
		Consumer Discretionary: 1.0%
120,000	@,X	General Motors Co.	$–	–
280,520		Other Securities(a)	9,239,430	1.0
			9,239,430	1.0
		Consumer Staples: 1.5%
85,000		PepsiCo, Inc.	7,049,900	0.8
181,300		Other Securities	7,042,015	0.7
			14,091,915	1.5
		Energy: 10.9%
340,000		BP PLC ADR	16,527,400	1.7
365,000		Canadian Oil Sands Ltd.	6,865,333	0.7
100,000		Chesapeake Energy Corp.	2,714,000	0.3
64,200		Chevron Corp.	8,019,222	0.9
106,235		ExxonMobil Corp.	10,750,982	1.1
155,200		Halliburton Co.	7,876,400	0.8
293,400		Royal Dutch Shell PLC - Class A ADR	20,910,618	2.2
71,300		Schlumberger Ltd.	6,424,843	0.7
161,200		Spectra Energy Corp.	5,741,944	0.6
426,700		Other Securities	17,639,138	1.9
			103,469,880	10.9
		Financials: 6.0%
697,300		Bank of America Corp.	10,856,961	1.1
500,000	@	HSBC Holdings PLC	5,487,104	0.6
226,000		JPMorgan Chase & Co.	13,216,480	1.4
365,500		Wells Fargo & Co.	16,593,700	1.8
1,123,780		Other Securities(a)	10,653,006	1.1
			56,807,251	6.0
		Health Care: 6.7%
104,800		Johnson & Johnson	9,598,632	1.0
410,200		Merck & Co., Inc.	20,530,510	2.2
378,100		Pfizer, Inc.	11,581,203	1.2
46,700		Roche Holding AG - Genusschein	13,081,897	1.4
115,000		Sanofi-Aventis SA ADR	6,167,450	0.6
56,300		Other Securities	2,871,300	0.3
			63,830,992	6.7

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Industrials: 3.9%
571,600		General Electric Co.	$16,021,948	1.7
40,000		Lockheed Martin Corp.	5,946,400	0.6
131,000		Waste Management, Inc.	5,877,970	0.6
147,122		Other Securities	9,008,525	1.0
			36,854,843	3.9
		Information Technology: 4.3%
12,200		Apple, Inc.	6,845,542	0.7
512,200		Intel Corp.	13,296,712	1.4
648,500		Other Securities	20,110,990	2.2
			40,253,244	4.3
		Materials: 9.3%
70,000	L	Agrium, Inc.	6,403,600	0.7
331,700		BHP Billiton PLC	10,292,676	1.1
367,700		Dow Chemical Co.	16,325,880	1.7
129,100		EI Du Pont de Nemours & Co.	8,387,627	0.9
251,000		Freeport-McMoRan Copper & Gold, Inc.	9,472,740	1.0
130,000		LyondellBasell Industries NV - Class A	10,436,400	1.1
236,200	L	Rio Tinto PLC ADR	13,328,766	1.4
655,631		Other Securities	13,525,034	1.4
			88,172,723	9.3
		Telecommunication Services: 2.1%
275,000		AT&T, Inc.	9,669,000	1.0
1,750,000		Vodafone Group PLC	6,890,122	0.7
800,000		Other Securities	3,754,873	0.4
			20,313,995	2.1
		Utilities: 11.8%
150,000		American Electric Power Co., Inc.	7,011,000	0.8
111,700		Dominion Resources, Inc.	7,225,873	0.8
194,965		Duke Energy Corp.	13,454,535	1.4
255,000		Exelon Corp.	6,984,450	0.7
130,830		NextEra Energy, Inc.	11,201,664	1.2
220,000		Pacific Gas & Electric Co.	8,861,600	0.9
185,200		PPL Corp.	5,572,668	0.6
175,000		Public Service Enterprise Group, Inc.	5,607,000	0.6

See Accompanying Notes to Financial Statements

87

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Utilities: (continued)
105,000		Sempra Energy	$9,424,800	1.0
162,600		Southern Co.	6,684,486	0.7
200,000		Xcel Energy, Inc.	5,588,000	0.6
720,000		Other Securities(a)	23,998,420	2.5
			111,614,496	11.8
		Total Common Stock (Cost$476,839,942)	544,648,769	57.5

PREFERRED STOCK: 4.3%
		Energy: 0.7%
3,500	#,@	Chesapeake Energy Corp.	4,064,375	0.4
25,000		Other Securities	2,484,375	0.3
			6,548,750	0.7
		Financials: 3.2%
1,839	#,@,P	Ally Financial, Inc.	1,765,612	0.2
9,300		Bank of America Corp.	9,867,300	1.1
8,000		Wells Fargo & Co.	8,840,000	0.9
712,110		Other Securities(a)	9,678,686	1.0
			30,151,598	3.2
		Industrials: 0.2%
1,789		Other Securities	1,713,739	0.2

		Utilities: 0.2%
34,000		Other Securities	1,841,610	0.2
		Total Preferred Stock (Cost $47,443,626)	40,255,697	4.3

EQUITY-LINKED SECURITIES: 1.0%
		Energy: 0.6%
30,000	#,@	Barclays Bank PLC into Devon Energy Corp., 6.000%	1,892,514	0.2
250,000	#,@	Barclays Bank PLC into Weatherford International Ltd., 7.500%	4,006,850	0.4
			5,899,364	0.6

Shares			Value	Percentage of Net Assets

EQUITY-LINKED SECURITIES: (continued)
		Information Technology: 0.4%
120,000	#,@	Wells Fargo & Co. into Broadcom Corp., 7.000%	$3,406,560	0.4
		Total Equity-Linked Securities (Cost $9,073,000)	9,305,924	1.0

WARRANTS: 0.0%
		Utilities: 0.0%
21,595		Other Securities	29,369	0.0
		Total Warrants (Cost $498,071)	29,369	0.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 34.1%
		Basic Materials: 2.1%
1,500,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 02/01/18	$1,582,500	0.2
522,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	542,554	0.0
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,252,500	0.2
1,500,000	#	FQM Akubra, Inc., 8.750%, 06/01/20	1,635,000	0.2
EUR 2,169,175	#	Ineos Group Holdings PLC, 7.875%, 02/15/16	3,013,986	0.3
EUR 2,500,000	#	Kerling PLC, 10.625%, 02/01/17	3,658,515	0.4
EUR 1,800,000	#	Kinove German Bondco GmbH, 10.000%, 06/15/18	2,748,659	0.3
4,500,000		Other Securities(a)	4,563,850	0.5
			19,997,564	2.1

See Accompanying Notes to Financial Statements

88

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: 6.9%
13,335,944		Clear Channel Communications, Inc., 3.819%-9.000%, 01/29/16-03/01/21	$13,244,662	1.4
4,700,000	#	Sprint Corp., 7.875%, 09/15/23	5,064,250	0.5
3,500,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	4,226,250	0.5
5,500,000		Sprint Nextel Corp., 7.000%-11.500%, 03/01/17-11/15/21	6,870,000	0.7
2,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,007,500	0.2
7,100,000		Verizon Communications, Inc., 5.150%-6.550%, 09/15/23-09/15/43	7,981,610	0.8
24,314,618		Other Securities(b)	26,185,123	2.8
			65,579,395	6.9
		Consumer, Cyclical: 3.4%
1,800,000	#	Academy Ltd./Academy Finance Corp., 9.250%, 08/01/19	1,998,000	0.2
1,500,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,631,250	0.2
3,000,000	#	Landry’s, Inc., 9.375%, 05/01/20	3,285,000	0.3
EUR 1,500,000	#	Volkswagen International Finance NV, 5.500%, 11/09/15	2,559,492	0.3
21,054,907		Other Securities(a)	22,682,673	2.4
			32,156,415	3.4
		Consumer, Non-cyclical: 4.9%
8,900,000		HCA, Inc., 6.500%-7.500%, 02/15/16-02/15/22	9,785,625	1.0
1,500,000	#,L	Innovation Ventures, LLC / Innovation Ventures Finance Corp., 9.500%, 08/15/19	1,462,500	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,000,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	$1,062,500	0.1
2,000,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	2,090,000	0.2
800,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	872,000	0.1
1,500,000	#	Laureate Education, Inc., 9.250%, 09/01/19	1,638,750	0.2
10,055,000		Tenet Healthcare Corp., 8.000%-9.250%, 02/01/15-04/01/22	10,880,881	1.2
2,300,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	2,535,750	0.3
14,500,000		Other Securities(a)	15,453,375	1.6
			45,781,381	4.9
		Energy: 6.3%
1,100,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	1,111,687	0.1
2,000,000		Chesapeake Energy Corp. - Term Loan B, 5.750%, 12/02/17	2,045,000	0.2
6,000,000		Chesapeake Energy Corp., 7.250%, 12/15/18	6,960,000	0.7
5,300,000		Chesapeake Energy Corp., 5.750%-6.875%, 11/15/20-03/15/23	5,565,500	0.6
919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	962,653	0.1
800,000	#	Kinder Morgan, Inc./DE, 5.000%, 02/15/21	791,034	0.1
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,554,814	0.2
2,600,000	#	Samson Investment Co., 10.500%, 02/15/20	2,847,000	0.3
2,800,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	2,877,000	0.3
33,713,500		Other Securities(a)	34,907,781	3.7
			59,622,469	6.3

See Accompanying Notes to Financial Statements

89

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: 2.6%
1,500,000		Bank of America Corp., 8.125%, 12/29/49	$1,685,929	0.2
GBP 1,000,000	#,L	Boparan Holdings Ltd., 9.875%, 04/30/18	1,817,580	0.2
12,500,000		JPMorgan Chase & Co., 7.900%, 04/29/49	13,793,950	1.5
2,300,000	#	Nuveen Investments, Inc., 9.500%, 10/15/20	2,317,250	0.2
4,300,000		Other Securities	4,896,500	0.5
			24,511,209	2.6
		Industrial: 2.0%
1,600,000	#,L	Abengoa Finance SAU, 8.875%, 11/01/17	1,728,000	0.2
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,556,250	0.2
4,000,000	#	Cemex SAB de CV, 9.000%, 01/11/18	4,410,000	0.5
2,205,000		Cemex SAB de CV, 3.250%-3.750%, 03/15/16-03/15/18	2,941,794	0.3
2,400,000	#	CEVA Group PLC, 4.000%, 05/01/18	2,124,000	0.2
5,500,000		Other Securities	6,028,750	0.6
			18,788,794	2.0
		Technology: 4.6%
1,300,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,345,500	0.2
3,276,964		First Data Corp. - Term Loan B-3, 4.164%, 03/24/18	3,287,459	0.3
4,062,000		First Data Corp., 11.250%, 03/31/16	4,082,310	0.4
6,400,000		First Data Corp., 12.625%, 01/15/21	7,544,000	0.8
6,179,000	#	First Data Corp., 8.250%, 01/15/21	6,603,806	0.7
3,187,000	#,&	First Data Corp., 8.750%, 01/15/22	3,418,058	0.4
5,980,000		Freescale Semiconductor, Inc., 10.750%, 08/01/20	6,817,200	0.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
3,333,000	L	Freescale Semiconductor, Inc., 8.050%-10.125%, 12/15/16-02/01/20	$3,580,493	0.4
6,317,714		Other Securities	6,822,610	0.7
			43,501,436	4.6
		Utilities: 1.3%
814,000	#	Calpine Corp., 7.500%, 02/15/21	892,348	0.1
616,000	#	Calpine Corp., 7.875%, 07/31/20	677,600	0.1
760,000	#	Calpine Corp., 7.875%, 01/15/23	834,100	0.1
7,000,000	X	GCB Dyengy Holdings Escrow, 06/01/15	–	–
1,500,000	X	GCB Dyengy Holdings Escrow, 05/01/16	–	–
2,500,000	X	GCB Dyengy Holdings Escrow, 06/01/19	–	–
5,000,000	#	InterGen NV, 7.000%, 06/30/23	5,200,000	0.5
4,400,000		Other Securities	4,937,000	0.5
			12,541,048	1.3
		Total Corporate Bonds/Notes (Cost $293,588,469)	322,479,711	34.1
		Total Long-Term Investments (Cost $827,443,108)	916,719,470	96.9

SHORT-TERM INVESTMENTS: 4.7%
		U.S. Government Agency Obligations: 1.2%
11,000,000	@,Z	Federal Home Loan Bank Discount Notes, 0.000%, 01/02/14 (Cost $11,000,000)	11,000,000	1.2

See Accompanying Notes to Financial Statements

90

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): 3.5%
7,935,679	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $7,935,692, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $8,094,406, due 01/31/14-01/01/44)	$7,935,679	0.9
7,935,679	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $7,935,688, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $8,094,393, due 12/15/15-08/15/53)	7,935,679	0.8
3,956,296	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,956,303, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,035,422, due 04/30/15-03/01/48)	3,956,296	0.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral: (continued)
5,649,661	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $5,649,670, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $5,762,654, due 05/01/17-12/01/44)	$5,649,661	0.6
7,935,679	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $7,935,688, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $8,094,408, due 03/28/14-04/15/30)	7,935,679	0.8
		33,412,994	3.5
	Total Short-Term Investments (Cost $44,412,994)	44,412,994	4.7

	Total Investments in Securities (Cost $871,856,102)	$961,132,464	101.6
	Liabilities in Excess of Other Assets	(14,792,882)	(1.6)

	Net Assets	$946,339,582	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

See Accompanying Notes to Financial Statements

91

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
(b)	The grouping contains securities in default.
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $871,880,994.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$154,104,051
Gross Unrealized Depreciation	(64,852,581)

Net Unrealized Appreciation	$89,251,470

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$9,239,430	$—	$—	$9,239,430
Consumer Staples	14,091,915	—	—	14,091,915
Energy	103,469,880	—	—	103,469,880
Financials	44,928,627	11,878,624	—	56,807,251
Health Care	50,749,095	13,081,897	—	63,830,992
Industrials	35,694,085	—	1,160,758	36,854,843
Information Technology	40,253,244	—	—	40,253,244
Materials	77,880,047	10,292,676	—	88,172,723
Telecommunication Services	9,669,000	10,644,995	—	20,313,995
Utilities	111,614,496	—	—	111,614,496

Total Common Stock	497,589,819	45,898,192	1,160,758	544,648,769

Preferred Stock	12,643,210	25,898,748	1,713,739	40,255,697
Equity-Linked Securities	—	9,305,924	—	9,305,924
Warrants	29,369	—	—	29,369
Corporate Bonds/Notes	—	322,479,711	—	322,479,711
Short-Term Investments	—	44,412,994	—	44,412,994

Total Investments, at fair value	$510,262,398	$447,995,569	$2,874,497	$961,132,464

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

92

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 88.2%
		Consumer Discretionary: 8.7%
87,445		CBS Corp. - Class B	$5,573,744	1.0
154,440	@	General Motors Co.	6,311,963	1.2
440,822	@,X	Prime AET&D Holdings	–	–
592,520	@	Reed Elsevier PLC	8,836,662	1.6
50,118		Time Warner Cable, Inc.	6,790,989	1.3
292,214		Twenty-First Century Fox, Inc.	10,110,604	1.9
180,640		Other Securities	9,156,617	1.7
			46,780,579	8.7
		Consumer Staples: 12.7%
138,520		Altria Group, Inc.	5,317,783	1.0
176,046		British American Tobacco PLC	9,449,160	1.7
92,470		Coca-Cola Enterprises, Inc.	4,080,701	0.8
118,663		CVS Caremark Corp.	8,492,711	1.6
138,832		Imperial Tobacco Group PLC	5,382,281	1.0
182,381		Kroger Co.	7,209,521	1.3
109,762		Lorillard, Inc.	5,562,738	1.0
934,795		Tesco PLC	5,191,258	1.0
100,541		Walgreen Co.	5,775,075	1.1
327,520		Other Securities	11,644,721	2.2
			68,105,949	12.7
		Energy: 11.7%
98,829		Apache Corp.	8,493,364	1.6
108,861		Baker Hughes, Inc.	6,015,659	1.1
211,384		BG Group PLC	4,548,660	0.9
554,065	@	BP PLC	4,490,228	0.8
136,476		Consol Energy, Inc.	5,191,547	1.0
237,162		Marathon Oil Corp.	8,371,819	1.6
258,864		Royal Dutch Shell PLC	9,242,198	1.7
102,715	@	Transocean Ltd.	5,076,175	0.9
534,312		Other Securities	11,371,739	2.1
			62,801,389	11.7
		Financials: 19.6%
80,286	@	ACE Ltd.	8,312,009	1.5
224,272		American International Group, Inc.	11,449,086	2.1
13,150	@	Alleghany Corp.	5,259,474	1.0
49,872	#,@	Bond Street Holdings, LLC	748,080	0.1

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
454,259	@,X	Canary Wharf Group PLC	$2,347,677	0.4
113,022		Citigroup, Inc.	5,889,576	1.1
122,490		JPMorgan Chase & Co.	7,163,215	1.3
104,779		Metlife, Inc.	5,649,684	1.1
117,880		PNC Financial Services Group, Inc.	9,145,130	1.7
123,801		SunTrust Bank	4,557,115	0.9
20,198	@	White Mountains Insurance Group Ltd.	12,181,010	2.3
1,231,686		Other Securities	32,818,626	6.1
			105,520,682	19.6
		Health Care: 10.3%
113,767		Cigna Corp.	9,952,337	1.8
180,138		Medtronic, Inc.	10,338,120	1.9
297,812		Merck & Co., Inc.	14,905,491	2.8
209,390		Teva Pharmaceutical Industries Ltd. ADR	8,392,351	1.6
192,286		Other Securities	11,799,958	2.2
			55,388,257	10.3
		Industrials: 4.6%
729		AP Moller -Maersk A/S -Class B	7,889,204	1.5
66,128		Huntington Ingalls Industries, Inc.	5,952,181	1.1
489,502		Other Securities	11,050,732	2.0
			24,892,117	4.6
		Information Technology: 10.9%
22,530		Apple, Inc.	12,641,808	2.4
271,456		Cisco Systems, Inc.	6,094,187	1.1
174,894		Hewlett-Packard Co.	4,893,534	0.9
367,041		Microsoft Corp.	13,738,345	2.6
287,719		Symantec Corp.	6,784,414	1.3
627,862		Xerox Corp.	7,641,081	1.4
52,388		Other Securities	6,638,402	1.2
			58,431,771	10.9

See Accompanying Notes to Financial Statements

93

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: 5.1%
199,292		Freeport-McMoRan Copper & Gold, Inc.	$7,521,280	1.4
147,547		International Paper Co.	7,234,229	1.3
115,343		MeadWestvaco Corp.	4,259,617	0.8
303,602		Other Securities	8,437,882	1.6
			27,453,008	5.1
		Telecommunication Services: 2.5%
3,354,942		Vodafone Group PLC	13,209,120	2.5

		Utilities: 2.1%
148,920		NRG Energy, Inc.	4,276,983	0.8
233,890		Other Securities	6,980,874	1.3
			11,257,857	2.1
		Total Common Stock (Cost $355,663,425)	473,840,729	88.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 6.8%
		Communications: 2.6%
1,922,715		Avaya, Inc. -TL B3, 4.736%, 10/26/17	1,880,256	0.3
468,895		Avaya, Inc. -TL B5, 8.000%, 03/31/18	475,635	0.1
1,276,000	#	Avaya, Inc., 7.000%, 04/01/19	1,256,860	0.3
1,802,000	#	Avaya, Inc., 10.500%, 03/01/21	1,747,940	0.3
6,696,021		Clear Channel Communications, Inc., 3.819%-9.000%, 01/29/16-12/15/19	6,615,609	1.2
32,493	X	Tribune Co., Escrow, 08/14/49	–	–
EUR 237,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	347,274	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
100,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	$106,500	0.0
1,878,392		Other Securities(a)	1,474,538	0.3
			13,904,612	2.6
		Consumer, Cyclical: 1.3%
2,748,000	#,±	American Airlines, Inc., 7.500%, 03/15/16	2,864,790	0.5
4,200,693		Other Securities	4,063,422	0.8
			6,928,212	1.3
		Energy: 0.4%
987,000	#	NGPL PipeCo, LLC, 7.119%, 12/15/17	898,170	0.1
1,464,000	#	NGPL PipeCo, LLC, 9.625%, 06/01/19	1,438,380	0.3
88,000		Other Securities	82,308	0.0
			2,418,858	0.4
		Financials: 1.2%
14,181,365	±	Lehman Brothers Holdings, Inc. -Claim, 2.290%, 12/31/49	6,275,254	1.2
1,216,000	±,X	Tropicana Entertainment, LLC, 12/15/14	–	–
			6,275,254	1.2
		Utilities: 1.3%
33,000	X	Calpine Corp. Escrow, 12/01/14	–	–
97,000	X	Calpine Corp. Escrow, 07/15/30	–	–
49,000	X	Calpine Corp. Escrow, 07/15/49	–	–
6,400,233		Texas Competitive Electric Holdings Co., LLC, 4.662%, 10/10/17	4,420,961	0.8
3,254,000		Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15	219,645	0.0

See Accompanying Notes to Financial Statements

94

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
3,208,000	#	Texas Competitive Electric Holdings Co., LLC, 11.500%, 10/01/20	$2,373,920	0.5
			7,014,526	1.3
		Total Corporate Bonds/Notes (Cost $38,570,332)	36,541,462	6.8

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.0%
		Exchange-Traded Option: 0.0%
469	@	Put on Verizon Communications Inc., Strike @ 55.000, Exp. 02/22/14	$302,505	0.0
		Total Purchased Options (Cost $345,669)	302,505	0.0
		Total Long-Term Investments (Cost $394,579,426)	510,684,696	95.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.6%
		U.S. Treasury Bills: 5.6%
5,000,000		United States Treasury Bill, 0.030%, 01/09/14	$4,999,962	0.9
3,000,000		United States Treasury Bill, 0.050%, 05/01/14	2,999,493	0.5
1,400,000		United States Treasury Bill, 0.020%, 01/30/14	1,399,980	0.3
3,000,000		United States Treasury Bill, 0.020%, 02/13/14	2,999,937	0.6
7,900,000		United States Treasury Bill, 0.030%, 01/02/14	7,899,988	1.5
2,000,000		United States Treasury Bill, 0.050%, 03/06/14	1,999,816	0.4
3,000,000		United States Treasury Bill, 0.060%, 03/20/14	2,999,646	0.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	U.S. Treasury Bills: 5.6%
2,000,000	United States Treasury Bill, 0.060%, 04/24/14	$1,999,650	0.4
2,500,000	United States Treasury Bill, 0.080%, 06/26/14	2,499,027	0.5
		29,797,499	5.6
	Total Short-Term Investments (Cost $29,797,406)	29,797,499	5.6

	Total Investments in Securities (Cost $424,376,832)	$540,482,195	100.6
	Liabilities in Excess of Other Assets	(3,032,049)	(0.6)

	Net Assets	$537,450,146	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(a)	The grouping contains securities in default.
EUR	EU Euro

Cost for federal income tax purposes is $424,963,704.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$131,728,104
Gross Unrealized Depreciation	(16,209,613)

Net Unrealized Appreciation	$115,518,491

See Accompanying Notes to Financial Statements

95

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$36,756,137	$10,024,442	$—	$46,780,579
Consumer Staples	46,244,735	21,861,214	—	68,105,949
Energy	44,520,303	18,281,086	—	62,801,389
Financials	85,958,348	16,466,577	3,095,757	105,520,682
Health Care	55,388,257	—	—	55,388,257
Industrials	17,002,913	7,889,204	—	24,892,117
Information Technology	54,514,811	3,916,960	—	58,431,771
Materials	20,849,756	6,603,252	—	27,453,008
Telecommunication Services	—	13,209,120	—	13,209,120
Utilities	8,656,598	2,601,259	—	11,257,857

Total Common Stock	369,891,858	100,853,114	3,095,757	473,840,729

Purchased Options	302,505	—	—	302,505
Corporate Bonds/Notes	—	36,541,462	—	36,541,462
Short-Term Investments	—	29,797,499	—	29,797,499

Total Investments, at fair value	$370,194,363	$167,192,075	$3,095,757	$540,482,195

Other Financial Instruments+
Forward Foreign Currency Contracts	—	53,392	—	53,392

Total Assets	$370,194,363	$167,245,467	$3,095,757	$540,535,587

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(4,260,779)	$—	$(4,260,779)

Total Liabilities	$—	$(4,260,779)	$—	$(4,260,779)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	EU Euro	60,391	Buy	01/17/14	$83,116	$83,079	$(37)
Bank of America	British Pound	132,589	Buy	02/19/14	216,843	219,490	2,647
Bank of America	British Pound	204,884	Buy	02/19/14	335,200	339,169	3,969
Bank of America	British Pound	118,095	Buy	02/19/14	190,494	195,497	5,003
Bank of America	British Pound	74,901	Buy	02/19/14	121,022	123,992	2,970
Bank of America	British Pound	111,670	Buy	02/19/14	180,327	184,861	4,534
Bank of America	British Pound	116,798	Buy	02/19/14	186,868	193,350	6,482

See Accompanying Notes to Financial Statements

96

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	South Korean Won	101,323,287	Buy	02/12/14	$95,005	$96,222	$1,217
Bank of America	South Korean Won	61,804,653	Buy	02/12/14	57,745	58,693	948
Barclays Bank PLC	EU Euro	128,721	Buy	01/17/14	176,947	177,081	134
Barclays Bank PLC	EU Euro	40,682	Buy	01/17/14	55,629	55,966	337
Barclays Bank PLC	British Pound	63,643	Buy	02/19/14	103,928	105,356	1,428
Barclays Bank PLC	British Pound	40,065	Buy	02/19/14	65,373	66,324	951
Barclays Bank PLC	British Pound	134,136	Buy	02/19/14	217,195	222,051	4,856
Credit Suisse Group AG	South Korean Won	27,714,600	Buy	02/12/14	25,576	26,319	743
HSBC	South Korean Won	136,360,000	Buy	02/12/14	128,982	129,495	513
HSBC	South Korean Won	180,734,000	Buy	02/12/14	167,564	171,636	4,072
HSBC	South Korean Won	17,539,800	Buy	02/12/14	16,354	16,657	303
HSBC	South Korean Won	67,424,500	Buy	02/12/14	62,142	64,030	1,888
HSBC	EU Euro	54,582	Buy	01/17/14	75,119	75,088	(31)
HSBC	EU Euro	14,146	Buy	01/17/14	19,160	19,460	300
HSBC	British Pound	80,130	Buy	02/19/14	130,715	132,649	1,934
State Street Bank	EU Euro	21,021	Buy	01/17/14	28,913	28,919	6
State Street Bank	British Pound	346,116	Buy	02/19/14	566,094	572,966	6,872

							$52,039

Bank of America	EU Euro	58,675	Sell	01/17/14	80,175	80,719	(544)
Bank of America	British Pound	120,400	Sell	02/19/14	198,774	199,312	(538)
Bank of America	EU Euro	99,152	Sell	01/17/14	134,234	136,403	(2,169)
Bank of America	EU Euro	63,776	Sell	01/17/14	86,018	87,736	(1,718)
Bank of America	British Pound	84,459	Sell	02/19/14	135,874	139,814	(3,940)
Bank of America	British Pound	43,297	Sell	02/19/14	69,675	71,674	(1,999)
Bank of America	British Pound	117,101	Sell	02/19/14	187,760	193,851	(6,091)
Bank of America	British Pound	87,489	Sell	02/19/14	139,607	144,830	(5,223)
Bank of America	British Pound	88,177	Sell	02/19/14	141,504	145,969	(4,465)
Bank of America	EU Euro	34,569	Sell	01/17/14	46,889	47,556	(667)
Bank of America	EU Euro	42,130	Sell	01/17/14	56,045	57,959	(1,914)
Bank of America	EU Euro	109,713	Sell	01/17/14	144,418	150,932	(6,514)
Bank of America	EU Euro	82,772	Sell	05/15/14	114,124	113,875	249
Bank of America	EU Euro	37,214	Sell	05/15/14	51,578	51,198	380
Bank of America	EU Euro	31,516	Sell	05/15/14	43,147	43,359	(212)
Bank of America	EU Euro	32,847	Sell	05/15/14	44,887	45,190	(303)
Bank of America	EU Euro	30,000	Sell	05/15/14	41,128	41,272	(144)
Bank of America	British Pound	27,652	Sell	02/19/14	43,945	45,776	(1,831)
Bank of America	British Pound	31,337	Sell	02/19/14	49,145	51,876	(2,731)
Bank of America	EU Euro	59,433	Sell	01/17/14	78,633	81,762	(3,129)
Bank of America	EU Euro	117,842	Sell	01/17/14	155,936	162,115	(6,179)
Bank of America	EU Euro	5,934,035	Sell	05/15/14	7,978,132	8,163,799	(185,667)
Bank of America	EU Euro	32,649	Sell	05/19/14	44,214	44,917	(703)
Bank of America	EU Euro	3,732,876	Sell	01/17/14	4,876,816	5,135,301	(258,485)
Bank of America	British Pound	18,826,345	Sell	02/19/14	29,252,375	31,165,421	(1,913,046)
Bank of America	South Korean Won	125,896,973	Sell	02/12/14	112,128	119,560	(7,432)
Bank of America	South Korean Won	405,521,199	Sell	02/12/14	359,298	385,108	(25,810)
Bank of America	South Korean Won	577,163,923	Sell	02/12/14	515,169	548,110	(32,941)
Bank of America	South Korean Won	125,520,458	Sell	02/12/14	111,524	119,202	(7,678)
Bank of America	South Korean Won	192,597,775	Sell	02/12/14	171,686	182,902	(11,216)
Barclays Bank PLC	British Pound	114,094	Sell	02/19/14	183,183	188,873	(5,690)
Barclays Bank PLC	British Pound	160,441	Sell	02/19/14	259,344	265,597	(6,253)
Barclays Bank PLC	EU Euro	41,385	Sell	05/15/14	57,029	56,936	93
Barclays Bank PLC	British Pound	142,557	Sell	02/19/14	230,136	235,990	(5,854)
Barclays Bank PLC	EU Euro	60,000	Sell	05/15/14	82,196	82,546	(350)
Barclays Bank PLC	EU Euro	3,732,910	Sell	01/17/14	4,874,658	5,135,348	(260,690)
Barclays Bank PLC	British Pound	9,361,449	Sell	02/19/14	14,553,309	15,497,087	(943,778)

See Accompanying Notes to Financial Statements

97

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	EU Euro	50,389	Sell	01/17/14	$69,245	$69,320	$(75)
Credit Suisse Group AG	EU Euro	69,930	Sell	01/17/14	95,485	96,203	(718)
Credit Suisse Group AG	British Pound	113,143	Sell	02/19/14	181,873	187,298	(5,425)
Credit Suisse Group AG	British Pound	83,273	Sell	02/19/14	133,948	137,851	(3,903)
Credit Suisse Group AG	EU Euro	58,070	Sell	01/17/14	78,836	79,887	(1,051)
Credit Suisse Group AG	British Pound	87,489	Sell	02/19/14	139,572	144,831	(5,259)
Credit Suisse Group AG	EU Euro	61,577	Sell	01/17/14	83,271	84,710	(1,439)
Credit Suisse Group AG	British Pound	113,650	Sell	02/19/14	182,360	188,137	(5,777)
Credit Suisse Group AG	EU Euro	26,980	Sell	01/17/14	36,511	37,117	(606)
Credit Suisse Group AG	British Pound	369,954	Sell	02/19/14	599,022	612,427	(13,405)
Credit Suisse Group AG	EU Euro	188,026	Sell	01/17/14	253,201	258,667	(5,466)
Credit Suisse Group AG	EU Euro	19,628	Sell	01/17/14	26,253	27,002	(749)
Credit Suisse Group AG	EU Euro	160,000	Sell	01/17/14	210,706	220,112	(9,406)
Credit Suisse Group AG	British Pound	103,072	Sell	02/19/14	165,129	170,627	(5,498)
Credit Suisse Group AG	British Pound	52,046	Sell	02/19/14	83,575	86,157	(2,582)
Credit Suisse Group AG	British Pound	374,495	Sell	02/19/14	599,117	619,945	(20,828)
Credit Suisse Group AG	British Pound	42,140	Sell	02/19/14	67,578	69,759	(2,181)
Credit Suisse Group AG	British Pound	474,191	Sell	02/19/14	748,932	784,983	(36,051)
Credit Suisse Group AG	British Pound	31,337	Sell	02/19/14	49,211	51,876	(2,665)
Credit Suisse Group AG	British Pound	36,986	Sell	02/19/14	57,719	61,227	(3,508)
Credit Suisse Group AG	EU Euro	142,319	Sell	01/17/14	188,093	195,788	(7,695)
Credit Suisse Group AG	South Korean Won	49,289,172	Sell	02/12/14	43,891	46,808	(2,917)
Credit Suisse Group AG	South Korean Won	144,448,331	Sell	02/12/14	128,765	137,177	(8,412)
Credit Suisse Group AG	South Korean Won	54,815,049	Sell	02/12/14	51,337	52,056	(719)
Credit Suisse Group AG	South Korean Won	59,005,495	Sell	02/12/14	54,950	56,035	(1,085)
Credit Suisse Group AG	South Korean Won	147,155,224	Sell	02/12/14	136,192	139,748	(3,556)
Credit Suisse Group AG	South Korean Won	102,921,662	Sell	02/12/14	95,254	97,741	(2,487)
Credit Suisse Group AG	South Korean Won	104,652,967	Sell	02/12/14	95,748	99,384	(3,636)
Credit Suisse Group AG	South Korean Won	98,090,598	Sell	02/12/14	89,827	93,153	(3,326)
Credit Suisse Group AG	South Korean Won	39,959,564	Sell	02/12/14	36,443	37,948	(1,505)
Credit Suisse Group AG	South Korean Won	112,465,551	Sell	02/12/14	100,371	106,804	(6,433)
Credit Suisse Group AG	South Korean Won	56,257,868	Sell	02/12/14	50,185	53,425	(3,240)
Credit Suisse Group AG	South Korean Won	101,344,370	Sell	02/12/14	89,824	96,242	(6,418)
Credit Suisse Group AG	South Korean Won	101,344,370	Sell	02/12/14	89,824	96,242	(6,418)
Credit Suisse Group AG	South Korean Won	244,416,787	Sell	02/12/14	216,634	232,113	(15,479)
Credit Suisse Group AG	South Korean Won	193,414,329	Sell	02/12/14	171,924	183,678	(11,754)
Credit Suisse Group AG	South Korean Won	1,441,988,945	Sell	02/12/14	1,287,921	1,369,399	(81,478)
Credit Suisse Group AG	South Korean Won	101,189,761	Sell	02/12/14	94,658	96,096	(1,438)
Deutsche Bank AG	South Korean Won	327,494,474	Sell	02/12/14	291,885	311,009	(19,124)
Deutsche Bank AG	EU Euro	89,497	Sell	01/17/14	118,544	123,121	(4,577)
Deutsche Bank AG	EU Euro	60,000	Sell	01/17/14	79,237	82,542	(3,305)
Deutsche Bank AG	South Korean Won	384,870,871	Sell	02/12/14	340,910	365,496	(24,586)
Deutsche Bank AG	EU Euro	36,973	Sell	01/17/14	48,416	50,863	(2,447)
Deutsche Bank AG	South Korean Won	236,029,896	Sell	02/12/14	209,172	224,148	(14,976)
Deutsche Bank AG	South Korean Won	234,215,199	Sell	02/12/14	208,191	222,425	(14,234)
Deutsche Bank AG	EU Euro	28,392	Sell	01/17/14	37,053	39,059	(2,006)
Deutsche Bank AG	South Korean Won	924,465,869	Sell	02/12/14	825,622	877,928	(52,306)
HSBC	South Korean Won	94,503,160	Sell	02/12/14	89,045	89,746	(701)
HSBC	South Korean Won	122,454,754	Sell	02/12/14	108,800	116,290	(7,490)
HSBC	South Korean Won	53,989,728	Sell	02/12/14	50,552	51,272	(720)
HSBC	South Korean Won	59,071,435	Sell	02/12/14	54,950	56,098	(1,148)
HSBC	South Korean Won	93,142,680	Sell	02/12/14	86,660	88,453	(1,793)
HSBC	South Korean Won	129,198,426	Sell	02/12/14	114,310	122,695	(8,385)
HSBC	South Korean Won	49,877,183	Sell	02/12/14	45,696	47,366	(1,670)
HSBC	South Korean Won	97,554,193	Sell	02/12/14	89,237	92,643	(3,406)

See Accompanying Notes to Financial Statements

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ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	South Korean Won	173,848,935	Sell	02/12/14	$154,964	$165,097	$(10,133)
HSBC	South Korean Won	240,501,680	Sell	02/12/14	213,069	228,395	(15,326)
HSBC	South Korean Won	188,974,521	Sell	02/12/14	167,338	179,462	(12,124)
HSBC	EU Euro	58,675	Sell	01/17/14	80,234	80,719	(485)
HSBC	EU Euro	9,712	Sell	01/17/14	13,279	13,361	(82)
HSBC	EU Euro	50,389	Sell	01/17/14	69,307	69,320	(13)
HSBC	EU Euro	19,728	Sell	01/17/14	27,003	27,139	(136)
HSBC	EU Euro	52,197	Sell	01/17/14	71,035	71,807	(772)
HSBC	EU Euro	21,142	Sell	01/17/14	28,697	29,085	(388)
HSBC	EU Euro	51,265	Sell	01/17/14	69,430	70,525	(1,095)
HSBC	British Pound	55,147	Sell	02/19/14	88,439	91,291	(2,852)
HSBC	EU Euro	19,357	Sell	01/17/14	26,320	26,630	(310)
HSBC	EU Euro	26,980	Sell	01/17/14	36,484	37,116	(632)
HSBC	EU Euro	34,569	Sell	01/17/14	46,872	47,557	(685)
HSBC	EU Euro	72,575	Sell	01/17/14	97,602	99,841	(2,239)
HSBC	EU Euro	39,257	Sell	01/17/14	52,468	54,006	(1,538)
HSBC	British Pound	153,403	Sell	02/19/14	247,501	253,946	(6,445)
HSBC	EU Euro	18,573	Sell	01/17/14	24,749	25,551	(802)
HSBC	EU Euro	41,386	Sell	05/15/14	57,126	56,937	189
HSBC	EU Euro	37,213	Sell	05/15/14	51,571	51,197	374
HSBC	EU Euro	23,407	Sell	05/15/14	32,048	32,203	(155)
HSBC	EU Euro	30,000	Sell	05/15/14	41,113	41,273	(160)
HSBC	British Pound	104,091	Sell	02/19/14	166,949	172,313	(5,364)
HSBC	British Pound	84,280	Sell	02/19/14	134,869	139,518	(4,649)
HSBC	British Pound	70,166	Sell	02/19/14	109,474	116,154	(6,680)
HSBC	British Pound	34,712	Sell	02/19/14	54,097	57,462	(3,365)
HSBC	British Pound	38,944	Sell	02/19/14	60,448	64,469	(4,021)
HSBC	South Korean Won	49,694,685	Sell	02/12/14	45,363	47,193	(1,830)
State Street Bank	EU Euro	23,341	Sell	01/17/14	31,929	32,110	(181)
State Street Bank	EU Euro	19,728	Sell	01/17/14	27,023	27,140	(117)
State Street Bank	EU Euro	29,357	Sell	01/17/14	40,139	40,387	(248)
State Street Bank	EU Euro	126,500	Sell	01/17/14	170,923	174,025	(3,102)
State Street Bank	EU Euro	18,144	Sell	01/17/14	24,430	24,960	(530)
State Street Bank	EU Euro	18,095	Sell	01/17/14	24,166	24,893	(727)
State Street Bank	EU Euro	30,000	Sell	05/15/14	41,114	41,273	(159)

							$(4,259,426)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$302,505
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	53,392

Total Asset Derivatives		$355,897

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$4,260,779

Total Liability Derivatives		$4,260,779

*	Includes purchased options.

See Accompanying Notes to Financial Statements

99

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Investments*	Foreign currency related transactions**	Written options	Total
Equity contracts	$95,643	$—	$4,443	$100,086
Foreign exchange contracts	—	(1,806,637)	—	(1,806,637)

Total	$95,643	$(1,806,637)	$4,443	$(1,706,551)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Investments*	Foreign currency related transactions**	Written options	Total
Equity contracts	$(43,164)	$—	$—	$(43,164)
Foreign exchange contracts	—	(1,262,150)	—	(1,262,150)

Total	$(43,164)	$(1,262,150)	$—	$(1,305,314)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments at December 31, 2013:

	Bank of America	Barclays Bank PLC	Credit Suisse Group AG	Deutsche Bank AG	HSBC	State Street Bank	Totals
Assets:
Forward foreign currency contracts	$28,399	$7,799	$743	$—	$9,573	$6,878	$53,392

Total Assets	$28,399	$7,799	$743	$—	$9,573	$6,878	$53,392

Total asset derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Forward foreign currency contracts	$2,493,326	$1,222,615	$294,588	$137,561	$107,625	$5,064	$4,260,779

Total Liabilities	$2,493,326	$1,222,615	$294,588	$137,561	$107,625	$5,064	$4,260,779

Total liability derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—	$—	$—	$—

(1)	At December 31, 2013, the Portfolio had not entered into any master netting agreements with its derivative counterparties as disclosed above. As such, the Portfolio did not have any amounts subject to offset. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

100

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.8%
		Consumer Discretionary: 16.7%
154,766		Allison Transmission Holdings, Inc.	$4,273,089	0.6
351,780		American Eagle Outfitters	5,065,632	0.7
154,072		Brinker International, Inc.	7,139,697	0.9
232,610		Chico's FAS, Inc.	4,382,372	0.6
160,140		Cinemark Holdings, Inc.	5,337,466	0.7
143,969	@	Iconix Brand Group, Inc.	5,715,569	0.7
179,813	@	Jarden Corp.	11,031,528	1.5
238,198		National CineMedia, Inc.	4,754,432	0.6
83,450		Pool Corp.	4,851,783	0.6
3,081,539		Other Securities(a)	73,994,498	9.8
			126,546,066	16.7
		Consumer Staples: 4.0%
49,200		Andersons, Inc.	4,387,164	0.6
49,900		J&J Snack Foods Corp.	4,420,641	0.6
821,900	@	Rite Aid Corp.	4,158,814	0.5
769,684		Other Securities	17,299,520	2.3
			30,266,139	4.0
		Energy: 5.2%
48,660		Cimarex Energy Co.	5,104,921	0.7
240,593		Patterson-UTI Energy, Inc.	6,091,815	0.8
66,360		Tidewater, Inc.	3,933,157	0.5
1,721,338		Other Securities(a)	23,895,696	3.2
			39,025,589	5.2
		Financials: 21.0%
468,933		Associated Banc-Corp.	8,159,434	1.1
88,351		EastGroup Properties, Inc.	5,118,173	0.7
86,737		First Republic Bank	4,540,682	0.6
207,014	@	HFF, Inc.	5,558,326	0.7
150,790	L	National Retail Properties, Inc.	4,573,461	0.6
193,550		ProAssurance Corp.	9,383,304	1.2
295,201		RLJ Lodging Trust	7,179,288	1.0
248,832		Umpqua Holdings Corp.	4,762,645	0.6

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
167,673	@	Western Alliance Bancorp.	$4,000,678	0.5
5,055,097		Other Securities(a)	105,448,569	14.0
			158,724,560	21.0
		Health Care: 9.0%
59,726	@	Idexx Laboratories, Inc.	6,353,055	0.8
25,870	@	MWI Veterinary Supply, Inc.	4,413,163	0.6
128,600	@	NuVasive, Inc.	4,157,638	0.6
1,667,829		Other Securities(a)	52,987,542	7.0
			67,911,398	9.0
		Industrials: 17.0%
80,400		Deluxe Corp.	4,196,076	0.5
101,618		Generac Holdings, Inc.	5,755,644	0.8
180,702		Herman Miller, Inc.	5,334,323	0.7
157,910		KAR Auction Services, Inc.	4,666,240	0.6
288,390		Knight Transportation, Inc.	5,289,073	0.7
71,271	@	RBC Bearings, Inc.	5,042,423	0.7
62,390		Regal-Beloit Corp.	4,599,391	0.6
240,208	@	Rexnord Corp.	6,488,018	0.9
101,456		Toro Co.	6,452,602	0.8
218,083		Waste Connections, Inc.	9,514,961	1.3
2,886,452		Other Securities(a)	71,372,416	9.4
			128,711,167	17.0
		Information Technology: 15.3%
77,190		Anixter International, Inc.	6,934,750	0.9
138,446	@	CoreLogic, Inc.	4,918,986	0.6
88,355	@	Imperva, Inc.	4,252,526	0.6
81,700		Pegasystems, Inc.	4,018,006	0.5
260,016	@	Rovi Corp.	5,119,715	0.7
127,120	@	Unisys Corp.	4,267,418	0.6
100,189	@	WebMD Health Corp.	3,957,466	0.5
4,331,040		Other Securities(a)	82,497,229	10.9
			115,966,096	15.3
		Materials: 6.4%
102,060		Aptargroup, Inc.	6,920,688	0.9
140,145	@	Crown Holdings, Inc.	6,246,263	0.8

See Accompanying Notes to Financial Statements

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ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
186,395		Silgan Holdings, Inc.	$8,950,688	1.2
277,442	@	Taminco Corp.	5,607,103	0.8
555,414		Other Securities	20,311,672	2.7
			48,036,414	6.4
		Telecommunication Services: 0.6%
342,800		Other Securities	4,619,394	0.6

		Utilities: 2.6%
109,845		NorthWestern Corp.	4,758,485	0.6
250,743		Portland General Electric Co.	7,572,439	1.0
183,828		Other Securities	7,493,445	1.0
			19,824,369	2.6
		Total Common Stock (Cost $532,918,517)	739,631,192	97.8

REAL ESTATE INVESTMENT TRUSTS: 0.0%
		Financials: 0.0%
12,880		Other Securities	234,416	0.0
		Total Real Estate Investment Trusts (Cost $274,316)	234,416	0.0

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Bills: 0.1%
750,000	S	0.250%, due 11/30/14	$750,718	0.1
		Total U.S. Treasury Obligations (Cost $750,761)	750,718	0.1
		Total Long-Term Investments (Cost $533,943,594)	740,616,326	97.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateralcc(1): 2.6%
4,642,001	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $4,642,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $4,734,849, due 01/31/14-01/01/44)	$4,642,001	0.6
977,253	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $977,254, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $996,798, due 05/15/14-08/15/43)	977,253	0.2
4,642,001	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,642,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,734,841, due 01/15/14-05/01/51)	4,642,001	0.6

See Accompanying Notes to Financial Statements

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ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,642,001	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,642,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $4,734,841, due 12/15/15-08/15/53)	$4,642,001	0.6
4,642,001	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,642,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $4,734,850, due 03/28/14-04/15/30)	4,642,001	0.6
		19,545,257	2.6

Shares		Value	Percentage of Net Assets

	Mutual Funds: 2.6%
19,498,091	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $19,498,091)	$19,498,091	2.6
	Total Short-Term Investments (Cost $39,043,348)	39,043,348	5.2

	Total Investments in Securities (Cost $572,986,942)	$779,659,674	103.1
	Liabilities in Excess of Other Assets	(23,461,313)	(3.1)

	Net Assets	$756,198,361	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $575,526,988.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$215,123,971
Gross Unrealized Depreciation	(10,991,285)

Net Unrealized Appreciation	$204,132,686

See Accompanying Notes to Financial Statements

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Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$739,631,192	$—	$—	$739,631,192
Real Estate Investment Trusts	234,416	—	—	234,416
Short-Term Investments	19,498,091	19,545,257	—	39,043,348
U.S. Treasury Obligations	—	750,718	—	750,718

Total Investments, at fair value	$759,363,699	$20,295,975	$—	$779,659,674

Other Financial Instruments+
Futures	382,346	—	—	382,346

Total Assets	$759,746,045	$20,295,975	$—	$780,042,020

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	77	03/21/14	$8,942,780	$382,346

			$8,942,780	$382,346

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$382,346

Total Asset Derivatives		$382,346

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$2,418,725

Total	$2,418,725

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Futures
Equity contracts	$152,138

Total	$152,138

See Accompanying Notes to Financial Statements

104

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%
		Consumer Discretionary: 22.8%
1,774,149		Best Buy Co., Inc.	$70,753,062	1.3
1,122,253		CBS Corp. - Class B	71,532,406	1.3
115,593	@	Chipotle Mexican Grill, Inc.	61,585,639	1.1
2,484,843		Comcast Corp. - Class A	129,124,867	2.4
1,325,508		Delphi Automotive PLC	79,702,796	1.4
1,048,323	@	Discovery Communications, Inc. - Class A	94,789,366	1.7
1,561,024		Gap, Inc.	61,004,818	1.1
1,636,045		Home Depot, Inc.	134,711,945	2.5
1,308,491		Macy's, Inc.	69,873,419	1.3
1,366,445		Nike, Inc.	107,457,235	2.0
45,867	@	Priceline.com, Inc.	53,315,801	1.0
1,517,357		Starbucks Corp.	118,945,615	2.2
571,015	@	Ulta Salon Cosmetics & Fragrance, Inc.	55,114,368	1.0
1,128,685		Walt Disney Co.	86,231,534	1.6
340,210		Other Securities	49,823,754	0.9
			1,243,966,625	22.8
		Consumer Staples: 12.0%
1,690,237		Coca-Cola Enterprises, Inc.	74,590,159	1.4
623,978		Costco Wholesale Corp.	74,259,622	1.4
1,632,126		CVS Caremark Corp.	116,811,258	2.1
1,064,959		Estee Lauder Cos., Inc.	80,212,712	1.5
669,018		Hershey Co.	65,048,620	1.2
658,803		Mead Johnson Nutrition Co.	55,181,339	1.0
1,456,667		PepsiCo, Inc.	120,815,961	2.2
1,144,235		Whole Foods Market, Inc.	66,171,110	1.2
			653,090,781	12.0
		Energy: 3.8%
545,672		EOG Resources, Inc.	91,585,588	1.7
1,277,342		Halliburton Co.	64,825,107	1.2
648,302		Other Securities	51,423,315	0.9
			207,834,010	3.8
		Financials: 5.5%
649,567		Ameriprise Financial, Inc.	74,732,684	1.4
286,458		Blackrock, Inc.	90,655,363	1.7

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
734,033		Prudential Financial, Inc.	$67,692,523	1.2
724,326		Travelers Cos., Inc.	65,580,476	1.2
			298,661,046	5.5
		Health Care: 12.5%
415,497	@	Actavis PLC	69,803,496	1.3
821,480		Allergan, Inc.	91,249,998	1.7
775,631		Amgen, Inc.	88,546,035	1.6
638,567	@	Celgene Corp.	107,892,280	2.0
2,119,300	@	Gilead Sciences, Inc.	159,265,395	2.9
658,145		McKesson Corp.	106,224,603	2.0
1,283,802	@	Mylan Laboratories	55,717,007	1.0
			678,698,814	12.5
		Industrials: 12.0%
1,175,451		Ametek, Inc.	61,911,004	1.1
751,014	@	BE Aerospace, Inc.	65,360,748	1.2
1,226,138		Danaher Corp.	94,657,854	1.7
1,110,707		Flowserve Corp.	87,557,033	1.6
1,032,628		Ingersoll-Rand PLC - Class A	63,609,885	1.2
559,702		Roper Industries, Inc.	77,619,473	1.4
701,126		Union Pacific Corp.	117,789,168	2.2
1,496,327		Other Securities	86,449,094	1.6
			654,954,259	12.0
		Information Technology: 25.9%
485,606		Apple, Inc.	272,478,383	5.0
997,948	@	Cognizant Technology Solutions Corp.	100,772,789	1.8
4,656,847		EMC Corp.	117,119,702	2.1
2,066,266	@	Facebook, Inc.	112,942,099	2.1
238,407	@	Google, Inc. - Class A	267,185,109	4.9
1,426,940		Intuit, Inc.	108,904,061	2.0
141,374		Mastercard, Inc.	118,112,322	2.2
1,397,984		NetApp, Inc.	57,513,062	1.0
3,123,850		Oracle Corp.	119,518,501	2.2
502,166		Visa, Inc.	111,822,325	2.1
1,151,450		Other Securities	25,884,596	0.5
			1,412,252,949	25.9
		Materials: 4.6%
1,512,089		International Paper Co.	74,137,723	1.4
921,074		LyondellBasell Industries NV - Class A	73,943,821	1.3

See Accompanying Notes to Financial Statements

105

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Materials: (continued) .
872,125	Monsanto Co.	$101,646,169	1.9
		249,727,713	4.6
	Total Common Stock (Cost $4,307,537,454)	5,399,186,197	99.1

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
68,053,600	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $68,053,600)	68,053,600	1.2
	Total Short-Term Investments (Cost $68,053,600)	68,053,600	1.2
	Total Investments in Securities (Cost $4,375,591,054)	$5,467,239,797	100.3
	Liabilities in Excess of Other Assets	(17,116,254)	(0.3)

	Net Assets	$5,450,123,543	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

Cost for federal income tax purposes is $4,391,735,507.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,105,067,269
Gross Unrealized Depreciation	(29,562,979)

Net Unrealized Appreciation	$1,075,504,290

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$5,399,186,197	$—	$—	$5,399,186,197
Short-Term Investments	68,053,600	—	—	68,053,600

Total Investments, at fair value	$5,467,239,797	$—	$—	$5,467,239,797

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

106

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.5%
		Consumer Discretionary: 6.8%
356,432		Best Buy Co., Inc.	$14,214,508	1.2
263,245		Brinker International, Inc.	12,198,773	1.0
231,212		Macy's, Inc.	12,346,721	1.1
151,853		Nike, Inc.	11,941,720	1.0
386,647		Walt Disney Co.	29,539,831	2.5
			80,241,553	6.8
		Consumer Staples: 3.9%
285,865		CVS Caremark Corp.	20,459,358	1.7
242,611		Kraft Foods Group, Inc.	13,081,585	1.1
145,717		Mead Johnson Nutrition Co.	12,205,256	1.1
			45,746,199	3.9
		Energy: 15.4%
371,543		Canadian Natural Resources Ltd.	12,573,015	1.1
332,277		ConocoPhillips	23,475,370	2.0
731,027		ExxonMobil Corp.	73,979,932	6.3
240,681		Halliburton Co.	12,214,561	1.0
146,216		Hess Corp.	12,135,928	1.0
296,798	@	Noble Corp. PLC	11,121,021	1.0
252,038		Occidental Petroleum Corp.	23,968,814	2.0
519,962		Statoil ASA ADR	12,546,683	1.0
			182,015,324	15.4
		Financials: 27.9%
182,475		Ameriprise Financial, Inc.	20,993,749	1.8
299,903		Arthur J. Gallagher & Co.	14,074,448	1.2
2,150,879		Bank of America Corp.	33,489,186	2.8
604,573		Blackstone Group LP	19,044,049	1.6
666,866		Citigroup, Inc.	34,750,387	2.9
810,298		Fifth Third Bancorp.	17,040,567	1.4
732,001		Host Hotels & Resorts, Inc.	14,230,099	1.2
441,167		Invesco Ltd.	16,058,479	1.4
738,895		JPMorgan Chase & Co.	43,210,580	3.7
438,211		Lincoln National Corp.	22,620,452	1.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
184,898		Prudential Financial, Inc.	$17,051,293	1.4
1,384,716		Regions Financial Corp.	13,694,841	1.2
184,607		Travelers Cos., Inc.	16,714,318	1.4
507,145		XL Group PLC	16,147,497	1.4
1,047,130		Other Securities(a)	30,041,159	2.6
			329,161,104	27.9
		Health Care: 12.5%
443,034		Abbott Laboratories	16,981,493	1.4
507,818		Johnson & Johnson	46,511,051	4.0
331,963		Medtronic, Inc.	19,051,356	1.6
1,303,174		Pfizer, Inc.	39,916,220	3.4
329,424		UnitedHealth Group, Inc.	24,805,627	2.1
			147,265,747	12.5
		Industrials: 12.6%
179,121		Boeing Co.	24,448,225	2.1
241,710	@	Eaton Corp. PLC	18,398,965	1.6
170,277		Fluor Corp.	13,671,541	1.2
252,164		General Dynamics Corp.	24,094,270	2.0
1,786,668		General Electric Co.	50,080,304	4.2
104,931		Union Pacific Corp.	17,628,408	1.5
			148,321,713	12.6
		Information Technology: 8.8%
72,611		Apple, Inc.	40,742,758	3.4
714,671		EMC Corp.	17,973,976	1.5
1,185,364		Intel Corp.	30,772,049	2.6
334,805		Microchip Technology, Inc.	14,982,524	1.3
			104,471,307	8.8
		Materials: 3.3%
270,138		International Paper Co.	13,244,866	1.1
107,455		Monsanto Co.	12,523,880	1.1
239,301		Nucor Corp.	12,773,888	1.1
			38,542,634	3.3
		Telecommunication Services: 1.4%
342,900		Verizon Communications, Inc.	16,850,106	1.4

See Accompanying Notes to Financial Statements

107

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: 5.9%
647,194	CenterPoint Energy, Inc.	$15,001,957	1.3
211,313	DTE Energy Co.	14,029,070	1.2
254,247	Entergy Corp.	16,086,208	1.3
548,449	Great Plains Energy, Inc.	13,294,404	1.1
133,424	Sempra Energy	11,976,138	1.0
		70,387,777	5.9
	Total Common Stock (Cost $1,018,886,521)	1,163,003,464	98.5

EXCHANGE-TRADED FUNDS: 0.6%
76,151	Other Securities	7,170,378	0.6
	Total Exchange-Traded Funds (Cost $7,011,706)	7,170,378	0.6
	Total Long-Term Investments (Cost $1,025,898,227)	1,170,173,842	99.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc(1): 0.4%
1,159,025	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,159,027, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,182,207, due 01/31/14-01/01/44)	$1,159,025	0.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
244,003	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $244,003, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $248,883, due 05/15/14-08/15/43)	$244,003	0.0
1,159,025	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,159,026, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,182,205, due 01/15/14-05/01/51)	1,159,025	0.1
1,159,025	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,159,026, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,182,206, due 12/15/15-08/15/53)	1,159,025	0.1

See Accompanying Notes to Financial Statements

108

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,159,025	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,159,026, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,182,208, due 03/28/14-04/15/30)	$1,159,025	0.1
		4,880,103	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
12,358,088	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%††
	(Cost $12,358,088)	$12,358,088	1.1
	Total Short-Term Investments (Cost $17,238,191)	17,238,191	1.5

	Total Investments in Securities (Cost $1,043,136,418)	$1,187,412,033	100.6
	Liabilities in Excess of Other Assets	(7,554,102)	(0.6)

	Net Assets	$1,179,857,931	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,043,564,813.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$145,355,818
Gross Unrealized Depreciation	(1,508,598)

Net Unrealized Appreciation	$143,847,220

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$1,163,003,464	$—	$—	$1,163,003,464
Exchange-Traded Funds	7,170,378	—	—	7,170,378
Short-Term Investments	12,358,088	4,880,103	—	17,238,191

Total Investments, at fair value	$1,182,531,930	$4,880,103	$—	$1,187,412,033

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

109

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 39.7%
		Basic Materials: 0.8%
225,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	$228,165	0.1
770,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	780,145	0.3
1,214,000		Other Securities	1,225,143	0.4

			2,233,453	0.8
		Communications: 3.6%
1,225,000		AT&T, Inc., 0.800%, 12/01/15	1,222,479	0.5
634,000		Verizon Communications, Inc., 2.500%, 09/15/16	655,961	0.2
1,800,000		Verizon Communications, Inc., 3.000%, 04/01/16	1,877,960	0.7
1,107,000		Walt Disney Co., 1.100%, 12/01/17	1,091,372	0.4
4,520,000		Other Securities	4,705,788	1.8

			9,553,560	3.6
		Consumer, Cyclical: 1.3%
800,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	800,921	0.3
425,000	#	Glencore Funding LLC, 1.700%, 05/27/16	425,607	0.2
285,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	284,460	0.1
1,945,000		Other Securities	1,944,426	0.7

			3,455,414	1.3
		Consumer, Non-cyclical: 8.2%
1,414,000		Coca-Cola Co., 0.750%-1.800%, 03/13/15-09/01/16	1,430,002	0.5
584,000	#	Mylan, Inc., 6.000%, 11/15/18	622,379	0.2
1,475,000		PepsiCo, Inc., 0.700%-1.250%, 08/13/15-08/13/17	1,472,401	0.6
511,000	#	Perrigo Co. Plc, 1.300%, 11/08/16	509,545	0.2
355,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	359,348	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
560,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	$561,191	0.2
16,848,000		Other Securities	17,172,004	6.4

			22,126,870	8.2
		Energy: 2.8%
969,000		Shell International Finance BV, 3.100%, 06/28/15	1,005,979	0.4
6,457,000		Other Securities	6,517,771	2.4

			7,523,750	2.8
		Financial: 17.8%
298,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	300,418	0.1
870,000		American International Group, Inc., 5.600%, 10/18/16	970,112	0.4
1,250,000		Bank of America Corp., 1.250%, 01/11/16	1,256,185	0.5
977,000		Bank of America Corp., 1.500%, 10/09/15	987,267	0.4
840,000		Bank of America Corp., 3.750%, 07/12/16	893,501	0.3
1,060,000		Bank of New York Mellon Corp., 1.200%, 02/20/15	1,068,421	0.4
704,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	711,002	0.3
900,000		Barclays Bank PLC, 5.000%, 09/22/16	991,417	0.4
1,320,000		BB&T Corp., 1.600%-5.200%, 12/23/15-08/15/17	1,352,678	0.5
966,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	1,001,572	0.4
467,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	478,984	0.2
2,550,000		Citigroup, Inc., 1.250%-5.500%, 03/02/15-02/15/17	2,619,726	1.0

See Accompanying Notes to Financial Statements

110

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,151,000		Credit Suisse/New York NY, 3.500%, 03/23/15	$1,192,027	0.4
980,000		Fifth Third Bancorp., 3.625%, 01/25/16	1,030,036	0.4
980,000		General Electric Capital Corp., 4.875%, 03/04/15	1,029,702	0.4
1,645,000		General Electric Capital Corp., 1.000%-3.750%, 11/14/14-12/11/15	1,674,127	0.6
820,000		Goldman Sachs Group, Inc./The, 1.600%, 11/23/15	829,199	0.3
1,168,000		Goldman Sachs Group, Inc., 0.744%, 01/12/15	1,167,590	0.4
420,000	#	Hyundai Capital America, 1.625%, 10/02/15	422,284	0.2
1,075,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,079,503	0.4
385,000	#	International Lease Finance Corp., 6.500%, 09/01/14	399,438	0.1
1,225,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,284,960	0.5
1,260,000		JPMorgan Chase & Co., 3.700%, 01/20/15	1,299,652	0.5
630,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	637,310	0.2
375,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	380,775	0.1
945,000		Morgan Stanley, 1.750%-6.000%, 04/28/15-04/25/18	955,313	0.3
220,000	#	New York Life Global Funding, 1.300%, 01/12/15	222,026	0.1
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	497,771	0.2
165,000	#	Nordea Bank AB, 3.700%, 11/13/14	169,618	0.0

Principal Amount†		Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,050,000	Prudential Financial, Inc., 3.875%, 01/14/15	$1,085,729	0.4
980,000	Royal Bank of Canada, 0.850%, 03/08/16	979,107	0.3
735,000	Royal Bank of Canada, 1.500%, 01/16/18	721,022	0.3
17,830,000	Other Securities	18,153,514	6.8
		47,841,986	17.8
	Industrial: 1.0%
1,462,000	Caterpillar Financial Services Corp., 0.700%-1.100%, 05/29/15-02/26/16	1,466,587	0.5
560,000	General Electric Co., 0.850%, 10/09/15	562,861	0.2
726,000	Other Securities	760,835	0.3
		2,790,283	1.0
	Technology: 2.3%
1,547,000	International Business Machines Corp., 0.550%, 02/06/15	1,549,714	0.6
130,000	International Business Machines Corp., 1.950%, 07/22/16	133,629	0.1
4,351,000	Other Securities	4,356,511	1.6
		6,039,854	2.3
	Utilities: 1.9%
1,025,000	Georgia Power Co., 0.625%, 11/15/15	1,024,737	0.4
694,000	Georgia Power Co., 0.750%-3.000%, 08/10/15-04/15/16	708,364	0.2
3,309,000	Other Securities	3,393,537	1.3
		5,126,638	1.9
	Total Corporate Bonds/Notes (Cost $106,043,029)	106,691,808	39.7

See Accompanying Notes to Financial Statements

111

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.4%
779,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	$800,435	0.3
1,043,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	1,061,024	0.4
942,809		Bear Stearns Commercial Mortgage Securities Trust 2003-TOP12, 4.730%, 08/13/39	951,079	0.4
980,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.074%, 02/13/42	1,015,991	0.4
305,964		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 5.957%, 06/11/50	316,942	0.1
400,000	#	Commercial Mortgage Trust 2004-GG1, 5.706%, 06/10/36	408,044	0.2
105,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	114,021	0.0
133,000	#	Del Coronado Trust, 0.967%, 03/15/26	132,468	0.0
940,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	977,806	0.4
352,238		GE Capital Commercial Mortgage Corp., 5.311%, 11/10/45	353,263	0.1
165,908	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	166,404	0.1
143,987		JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CIBC13, 5.244%, 01/12/43	146,453	0.0

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS (continued):
512,860		JP Morgan Chase Commercial Mortgage Securities Corp., 5.790%-5.791%, 06/15/49-02/15/51	$518,784	0.2
480,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	488,152	0.2
470,000		LB-UBS Commercial Mortgage Trust 2004-C4, 5.494%, 06/15/36	478,087	0.2
2,010,000		LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	2,106,159	0.8
699,715		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	726,764	0.2
551,774		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	557,942	0.2
602,146		Morgan Stanley Capital I Trust 2007-HQ12, 5.597%, 04/12/49	611,499	0.3
59,638		Morgan Stanley Capital I, 5.184%, 11/14/42	59,611	0.0
1,434,382		NCUA Guaranteed Notes, 1.600%, 10/29/20	1,446,276	0.5
284,784	#	NorthStar 2012-1 Mortgage Trust, 1.365%, 08/25/29	285,030	0.1
1,320,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,441,732	0.5
730,010		TIAA Seasoned Commercial Mortgage Trust, 5.565%, 08/15/39	772,009	0.3
690,000	#	Wachovia Bank Commercial Mortgage Trust Series 2004-C14, 5.627%, 08/15/41	699,880	0.3
580,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.396%, 03/15/42	595,396	0.2

See Accompanying Notes to Financial Statements

112

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS (continued):
2,651,920		Other Securities	$2,707,851	1.0
		Total Collateralized Mortgage Obligations (Cost $19,984,137)	19,939,102	7.4

ASSET-BACKED SECURITIES: 16.6%
		Automobile Asset-Backed Securities: 5.7%
1,302,000		CarMax Auto Owner Trust, 1.250%, 06/15/17	1,315,899	0.5
1,000,000		Ford Credit Auto Owner Trust 2012-B, 1.000%, 09/15/17	1,006,382	0.4
1,330,000		Ford Credit Auto Owner Trust, 1.250%, 10/15/18	1,341,322	0.5
756,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	756,673	0.3
1,330,000		Mercedes-Benz Auto Receivables Trust, 1.130%, 11/15/19	1,332,194	0.5
309,000		Nissan Auto Lease 2013-A, 0.740%, 10/15/18	309,050	0.1
1,380,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	1,384,983	0.5
1,651,000		Nissan Auto Receivables Owner Trust, 0.750%-1.000%, 07/16/18-07/15/19	1,651,870	0.6
1,000,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,010,687	0.3
207,103		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	207,525	0.1
4,969,000		Other Securities	5,008,266	1.9
			15,324,851	5.7
		Credit Card Asset-Backed Securities: 3.9%
1,078,000		Capital One Multi-Asset Execution Trust, 5.050%, 12/17/18	1,174,878	0.4
1,000,000		Chase Issuance Trust, 0.590%, 08/15/17	1,000,442	0.4

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: (continued)
1,200,000		Chase Issuance Trust, 1.010%, 10/15/18	$1,199,229	0.4
1,000,000		Citibank Credit Card Issuance Trust, 1.320%, 09/07/18	1,007,425	0.4
1,205,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	1,374,545	0.5
1,357,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	1,555,516	0.6
1,000,000		Discover Card Execution Note Trust, 1.040%, 04/15/19	999,673	0.4
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,145,952	0.4
975,000		Dryrock Issuance Trust, 0.640%, 08/15/18	972,758	0.4
			10,430,418	3.9
		Home Equity Asset-Backed Securities: 0.2%
533,188		Chase Funding Loan Acquisition Trust Series 2003-C2, 4.750%, 12/25/19	550,255	0.2

		Other Asset-Backed Securities: 6.8%
500,000	#	Apidos CDO I Ltd., 0.988%, 07/27/17	496,718	0.2
500,000	#	Apidos CDO II, 1.038%, 12/21/18	487,286	0.2
400,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	397,156	0.1
510,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	505,175	0.2
31,925	#	Atrium CDO Corp., 0.566%, 10/27/16	31,862	0.0
750,000	#	Atrium CDO Corp., 0.816%, 10/27/16	743,794	0.3
500,000	#	Atrium V, 0.927%, 07/20/20	476,485	0.2
500,000	#	Babson CLO, Inc. 2005-III, 0.639%, 11/10/19	499,683	0.2

See Accompanying Notes to Financial Statements

113

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
500,000	#	Ballyrock CLO 2006-1 Ltd., 1.738%, 08/28/19	$492,818	0.2
500,000	#	Black Diamond CLO Ltd., 0.595%, 06/20/17	494,697	0.2
345,631	#	Callidus Debt Partners CLO Fund VII Ltd., 0.992%, 01/21/21	344,769	0.1
425,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.492%, 01/21/21	423,377	0.2
800,000	#	Castle Garden Funding, 0.989%, 10/27/20	788,967	0.3
575,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	559,456	0.2
600,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	577,278	0.2
1,374,000		CNH Equipment Trust, 0.650%, 04/16/18	1,375,497	0.5
1,000,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	980,497	0.4
245,593	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	244,546	0.1
575,000	#	Emporia Preferred Funding, 0.746%, 10/18/18	552,751	0.2
306,547	#	GSAMP Trust 2005-SEA2, 0.515%, 01/25/45	297,164	0.1
550,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	544,481	0.2
400,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 2.238%, 10/28/19	394,657	0.2
500,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.579%, 08/21/20	493,598	0.2
350,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.939%, 08/21/20	335,620	0.1

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
340,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	$330,401	0.1
700,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	677,765	0.2
500,000	#	Hewett’s Island CLO IV Ltd., 0.989%, 05/09/18	496,708	0.2
675,000	#	Landmark VI CDO Ltd, 0.744%, 01/14/18	654,726	0.2
500,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	502,215	0.2
500,000	#	Morgan Stanley Investment Management Croton Ltd, 0.694%, 01/15/18	488,697	0.2
500,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	493,390	0.2
350,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	346,998	0.1
750,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	735,438	0.3
881,665		Other Securities	879,773	0.3
			18,144,443	6.8
		Total Asset-Backed Securities (Cost $44,291,057)	44,449,967	16.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.9%
		Federal Home Loan Bank: 0.1%
150,000		Other Securities	147,136	0.1

		Federal Home Loan Mortgage Corporation: 0.4%##
1,034,000		0.500%, due 06/20/17	1,034,447	0.4
2,641		1.970%-2.000%, due 01/01/17-07/01/24	2,778	0.0
			1,037,225	0.4

See Accompanying Notes to Financial Statements

114

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 4.4%##
10,400,000	0.750%, due 12/19/14	$10,458,573	3.9
1,409,605	0.520%-7.500%, due 05/27/16-10/01/32	1,462,326	0.5
		11,920,899	4.4
	Government National Mortgage Association: 0.0%
9,028	Other Securities	10,335	0.0
	Total U.S. Government Agency Obligations (Cost $13,056,960)	13,115,595	4.9

U.S. TREASURY OBLIGATIONS: 28.6%
	U.S. Treasury Notes: 28.6%
47,656,000	0.250%, due 12/31/15	47,531,284	17.7
3,709,000	0.625%, due 12/15/16	3,693,786	1.4
17,391,000	1.500%, due 12/31/18	17,186,517	6.4
8,244,000	2.125%, due 11/30/14	8,391,007	3.1
	Total U.S. Treasury Obligations (Cost $76,853,348)	76,802,594	28.6
	Total Long-Term Investments (Cost $260,228,531)	260,999,066	97.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
4,374,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,374,000)	$4,374,000	1.6
	Total Short-Term Investments (Cost $4,374,000)	4,374,000	1.6

	Total Investments in Securities (Cost $264,602,531)	$265,373,066	98.8
	Assets in Excess of Other Liabilities	3,122,543	1.2

	Net Assets	$268,495,609	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Cost for federal income tax purposes is $264,602,750.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,258,514
Gross Unrealized Depreciation	(488,198)

Net Unrealized Appreciation	$770,316

See Accompanying Notes to Financial Statements

115

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$106,691,808	$—	$106,691,808
Collateralized Mortgage Obligations	—	19,939,102	—	19,939,102
U.S. Government Agency Obligations	—	13,115,595	—	13,115,595
U.S. Treasury Obligations	—	76,802,594	—	76,802,594
Asset-Backed Securities	—	44,449,967	—	44,449,967
Short-Term Investments	4,374,000	—	—	4,374,000

Total Investments, at fair value	$4,374,000	$260,999,066	$—	$265,373,066

Other Financial Instruments+
Futures	388,435	—	—	388,435

Total Assets	$4,762,435	$260,999,066	$—	$265,761,501

Liabilities Table
Other Financial Instruments+
Futures	$(95,692)	$—	$—	$(95,692)

Total Liabilities	$(95,692)	$—	$—	$(95,692)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	252	03/31/14	$55,392,750	$(95,692)

			$55,392,750	$(95,692)

Short Contracts
U.S. Treasury 5-Year Note	(249)	03/31/14	$(29,708,812)	$388,435

			$(29,708,812)	$388,435

See Accompanying Notes to Financial Statements

116

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets-Unrealized appreciation*	$388,435

Total Asset Derivatives		$388,435

Liability Derivatives
Interest rate contracts	Net Assets-Unrealized depreciation*	$95,692

Total Liability Derivatives		$95,692

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$944,943

Total	$944,943

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$192,351

Total	$192,351

See Accompanying Notes to Financial Statements

117

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 12.3%
190,580	@	Carmax, Inc.	$8,961,072	2.4
230,280		Carnival Corp.	9,250,348	2.5
56,266		Comcast Corp. - Class A	2,923,863	0.8
168,681		Lowe’s Cos., Inc.	8,358,143	2.2
32,661		Viacom - Class B	2,852,612	0.7
216,583		Other Securities	13,799,661	3.7
			46,145,699	12.3
		Consumer Staples: 12.4%
161,960		Altria Group, Inc.	6,217,644	1.7
129,830		Coca-Cola Co.	5,363,277	1.4
37,600		CVS Caremark Corp.	2,691,032	0.7
63,110		Energizer Holdings, Inc.	6,831,026	1.8
26,820		Hershey Co.	2,607,709	0.7
35,191		PepsiCo, Inc.	2,918,742	0.8
82,138		Philip Morris International, Inc.	7,156,684	1.9
32,375		Procter & Gamble Co.	2,635,649	0.7
61,980		Wal-Mart Stores, Inc.	4,877,206	1.3
67,026		Other Securities	5,426,452	1.4
			46,725,421	12.4
		Energy: 9.3%
53,070		Apache Corp.	4,560,836	1.2
91,455		Chevron Corp.	11,423,644	3.1
102,914		ConocoPhillips	7,270,874	1.9
226,525		Other Securities	11,607,635	3.1
			34,862,989	9.3
		Financials: 17.1%
111,632	@	Berkshire Hathaway, Inc.	13,235,090	3.5
32,524		Blackrock, Inc.	10,292,870	2.7
105,085		Citigroup, Inc.	5,475,979	1.5
73,210		Eaton Vance Corp.	3,132,656	0.8
83,794		JPMorgan Chase & Co.	4,900,273	1.3
243,837		Wells Fargo & Co.	11,070,200	3.0
12,320	@	White Mountains Insurance Group Ltd.	7,429,946	2.0
235,053		Other Securities	8,503,065	2.3
			64,040,079	17.1

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: 10.5%
170,390		Bristol-Myers Squibb Co.	$9,056,228	2.4
49,154		Cardinal Health, Inc.	3,283,979	0.9
39,296		Covidien PLC	2,676,058	0.7
129,000		Eli Lilly & Co.	6,579,000	1.8
35,745		Johnson & Johnson	3,273,884	0.9
226,466		Pfizer, Inc.	6,936,654	1.8
112,909		Other Securities	7,457,338	2.0
			39,263,141	10.5
		Industrials: 8.0%
37,081		Eaton Corp. PLC	2,822,606	0.8
40,316		FedEx Corp.	5,796,231	1.5
81,500		General Dynamics Corp.	7,787,325	2.1
143,412		General Electric Co.	4,019,838	1.1
33,570		Honeywell International, Inc.	3,067,291	0.8
23,040		United Technologies Corp.	2,621,952	0.7
90,768		Other Securities	3,933,179	1.0
			30,048,422	8.0
		Information Technology: 19.7%
9,681		Apple, Inc.	5,432,106	1.4
316,765		Cisco Systems, Inc.	7,111,374	1.9
368,830		Corning, Inc.	6,572,550	1.7
344,974		EMC Corp.	8,676,096	2.3
4,287	@	Google, Inc. - Class A	4,804,484	1.3
41,674		International Business Machines Corp.	7,816,792	2.1
199,200		Intel Corp.	5,171,232	1.4
159,995		Microsoft Corp.	5,988,613	1.6
41,790		Visa, Inc.	9,305,797	2.5
251,011		Other Securities	13,124,844	3.5
			74,003,888	19.7
		Materials: 7.2%
114,670		Albemarle Corp.	7,268,931	1.9
102,540		MeadWestvaco Corp.	3,786,802	1.0
36,330		NewMarket Corp.	12,139,670	3.2
109,025		Other Securities	3,962,000	1.1
			27,157,403	7.2

See Accompanying Notes to Financial Statements

118

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Telecommunication Services: 2.4%
93,816	AT&T, Inc.	$3,298,570	0.9
99,320	Verizon Communications, Inc.	4,880,585	1.3
22,025	Other Securities	865,803	0.2
		9,044,958	2.4
	Total Common Stock (Cost $336,026,778)	371,292,000	98.9

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
4,884,895	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,884,895)	4,884,895	1.3
	Total Short-Term Investments (Cost $4,884,895)	4,884,895	1.3

	Total Investments in Securities (Cost $340,911,673)	$376,176,895	100.2
	Liabilities in Excess of Other Assets	(898,792)	(0.2)

	Net Assets	$375,278,103	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

Cost for federal income tax purposes is $341,973,321.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$37,202,087
Gross Unrealized Depreciation	(2,998,513)

Net Unrealized Appreciation	$34,203,574

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$371,292,000	$—	$—	$371,292,000
Short-Term Investments	4,884,895	—	—	4,884,895

Total Investments, at fair value	$376,176,895	$—	$—	$376,176,895

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

119

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 92.3%
		Basic Materials: 6.0%
250,000	#	Axiall Corp., 4.875%, 05/15/23	$237,187	0.0
1,500,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	1,475,625	0.2
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,190,000	0.2
516,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	536,317	0.1
1,500,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	1,689,375	0.2
1,000,000	#	FQM Akubra, Inc., 7.500%, 06/01/21	1,050,000	0.1
1,000,000	#	FQM Akubra, Inc., 8.750%, 06/01/20	1,090,000	0.1
500,000	#,L	Hecla Mining Co., 6.875%, 05/01/21	482,500	0.0
1,000,000		Huntsman International LLC, 4.875%, 11/15/20	990,000	0.1
4,000,000		Huntsman International, LLC, 8.625%, 03/15/21	4,540,000	0.5
2,000,000	#	Ineos Finance PLC, 7.500%, 05/01/20	2,202,500	0.3
1,250,000	#,L	INEOS Group Holdings SA, 6.125%, 08/15/18	1,259,375	0.1
1,800,000	#	Kinove German Bondco GmbH, 9.625%, 06/15/18	1,998,000	0.2
3,500,000		Novelis, Inc./GA, 8.375%, 12/15/17	3,742,812	0.4
3,000,000		Novelis, Inc./GA, 8.750%, 12/15/20	3,352,500	0.4
500,000	#,&	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	525,000	0.1
3,000,000	#	Perstorp Holding AB, 8.750%, 05/15/17	3,240,000	0.4
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	520,000	0.1
1,000,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	1,025,000	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Basic Materials: (continued)
750,000	#	Sappi Papier Holding GmbH, 7.750%, 07/15/17	$825,000	0.1
1,000,000	#	Taminco Global Chemical Corp., 9.750%, 03/31/20	1,140,000	0.1
1,250,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	1,339,063	0.1
18,000,000		Other Securities(a)	18,522,813	2.1
			53,973,067	6.0
		Communications: 19.1%
1,000,000	#	Avaya, Inc., 7.000%, 04/01/19	985,000	0.1
2,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,877,500	0.2
1,000,000	#	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	960,000	0.1
1,000,000	#	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	952,500	0.1
6,500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 5.125%-8.125%, 10/30/17-02/15/23	6,509,375	0.8
1,000,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	942,500	0.1
1,250,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	1,287,500	0.2
2,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	2,309,062	0.3
1,000,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,018,750	0.1

See Accompanying Notes to Financial Statements

120

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
3,500,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	$3,696,875	0.4
1,788,000	#	CommScope, Inc., 8.250%, 01/15/19	1,969,035	0.2
5,500,000		Crown Castle International Corp., 5.250%-7.125%, 11/01/19-01/15/23	5,661,250	0.6
3,000,000		CSC Holdings, LLC, 8.625%, 02/15/19	3,532,500	0.4
4,300,000		CSC Holdings, LLC, 6.750%-7.875%, 02/15/18-11/15/21	4,852,250	0.5
1,000,000	#	Digicel Group Ltd., 8.250%, 09/30/20	1,041,250	0.1
1,500,000	#	Digicel Ltd., 6.000%, 04/15/21	1,451,250	0.2
3,500,000	#	Digicel Ltd., 8.250%, 09/01/17	3,657,500	0.4
1,750,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	1,715,000	0.2
10,400,000		DISH DBS Corp., 5.000%-7.875%, 10/01/14-03/15/23	11,026,500	1.2
1,000,000	#,L	Griffey Intermediate, Inc. / Griffey Finance Sub, LLC, 7.000%, 10/15/20	802,500	0.1
3,000,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	3,296,250	0.4
1,500,000	#	Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,432,500	0.2
6,000,000		Intelsat Jackson Holdings SA, 7.250%-8.500%, 04/01/19-04/01/21	6,568,750	0.7
1,500,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	1,614,375	0.2
2,000,000	#	Intelsat Luxembourg SA, 8.125%, 06/01/23	2,152,500	0.2
250,000	#	inVentiv Health, Inc., 11.000%, 08/15/18	222,500	0.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
3,000,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	$3,191,250	0.3
750,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	780,938	0.1
2,500,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	2,590,625	0.3
EUR 900,000		Nara Cable Funding Ltd., 8.875%, 12/01/18	1,348,428	0.1
3,000,000	#	Nara Cable Funding Ltd., 8.875%, 12/01/18	3,240,000	0.4
2,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	2,199,375	0.2
3,000,000		Nielsen Finance, LLC / Nielsen Finance Co., 7.750%, 10/15/18	3,255,000	0.4
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	565,000	0.1
5,500,000		Sprint Capital Corp., 6.900%, 05/01/19	6,036,250	0.7
2,000,000	#	Sprint Corp., 7.125%, 06/15/24	2,035,000	0.2
500,000	#	Sprint Corp., 7.250%, 09/15/21	538,750	0.1
1,250,000	#	Sprint Corp., 7.875%, 09/15/23	1,346,875	0.1
1,000,000		Sprint Nextel Corp., 6.000%, 12/01/16	1,093,750	0.1
7,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	6,860,000	0.8
4,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	4,310,000	0.5

See Accompanying Notes to Financial Statements

121

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
EUR 2,500,000		Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 09/15/22	$3,551,451	0.4
EUR 350,000		Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	526,064	0.1
1,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	1,462,500	0.1
750,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	819,375	0.1
500,000	#	Univision Communications, Inc., 5.125%, 05/15/23	501,875	0.1
1,500,000	#	Univision Communications, Inc., 6.750%, 09/15/22	1,650,000	0.2
2,000,000	#	Univision Communications, Inc., 6.875%, 05/15/19	2,147,500	0.2
4,500,000	#	Univision Communications, Inc., 7.875%, 11/01/20	4,966,875	0.5
CHF 1,000,000		UPC Holding BV, 6.750%, 03/15/23	1,150,496	0.1
EUR 2,500,000	L	UPC Holding BV, 6.375%, 09/15/22	3,551,039	0.4
EUR 3,000,000		UPC Holding BV, 6.750%-8.375%, 08/15/20-03/15/23	4,454,010	0.5
1,000,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	1,090,000	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
1,000,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	$1,067,500	0.1
1,000,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21	1,088,750	0.1
1,000,000	#	VimpelCom Holdings BV, 7.504%, 03/01/22	1,047,120	0.1
2,000,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	2,115,000	0.2
4,500,000		Windstream Corp., 7.750%-7.875%, 11/01/17-10/01/21	4,878,125	0.5
23,125,000		Other Securities	25,640,520	2.9
			172,634,413	19.1
		Consumer, Cyclical: 11.2%
2,250,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	2,446,875	0.3
750,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	783,750	0.1
1,000,000	#	American Builders & Contractors Supply Co., Inc., 5.625%, 04/15/21	1,007,500	0.1
3,000,000		Ameristar Casinos, Inc., 7.500%, 04/15/21	3,270,000	0.4
750,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	781,875	0.1

See Accompanying Notes to Financial Statements

122

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
2,250,000	#	Churchill Downs, Inc., 5.375%, 12/15/21	$2,295,000	0.2
CAD 1,000,000	#	Great Canadian Gaming Corp., 6.625%, 07/25/22	991,998	0.1
3,500,000		HD Supply, Inc., 7.500%, 07/15/20	3,788,750	0.4
4,000,000		HD Supply, Inc., 8.125%-11.500%, 04/15/19-07/15/20	4,623,750	0.5
2,000,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	2,078,750	0.2
750,000	#,L	Hyva Global BV, 8.625%, 03/24/16	761,250	0.1
1,500,000	#,L	Jaguar Land Rover PLC, 5.625%, 02/01/23	1,507,500	0.2
250,000	#	Jaguar Land Rover PLC, 7.750%, 05/15/18	270,312	0.0
1,000,000	#	Jaguar Land Rover PLC, 8.125%, 05/15/21	1,142,500	0.1
500,000	#	Lear Corp., 4.750%, 01/15/23	471,250	0.0
1,000,000	#	LKQ Corp., 4.750%, 05/15/23	932,500	0.1
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,955,000	0.2
3,500,000		MGM Resorts International, 6.625%, 12/15/21	3,705,625	0.4

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
3,500,000		MGM Mirage, 7.500%-7.625%, 06/01/16-01/15/17	$3,981,250	0.5
5,000,000		MGM Resorts International, 6.750%-10.000%, 11/01/16-10/01/20	5,732,500	0.6
2,500,000	#,L	Petco Animal Supplies, Inc., 9.250%, 12/01/18	2,693,750	0.3
1,000,000	#,&	Petco Holdings, Inc., 8.500%, 10/15/17	1,025,000	0.1
1,500,000	#	QVC, Inc., 7.375%, 10/15/20	1,617,255	0.2
1,500,000	#	QVC, Inc., 7.500%, 10/01/19	1,616,931	0.2
474,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	522,585	0.1
1,500,000	#	Schaeffler Finance BV, 4.750%, 05/15/21	1,503,750	0.2
1,000,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	1,140,000	0.1
3,000,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	3,390,000	0.4
1,900,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	2,023,500	0.2
EUR 1,500,000	L	Schaeffler Finance BV, 7.750%-8.750%, 02/15/17-02/15/19	2,380,241	0.3

See Accompanying Notes to Financial Statements

123

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
675,000	#	Seneca Gaming Corp., 8.250%, 12/01/18	$729,000	0.1
1,250,000	#	Studio City Finance Ltd., 8.500%, 12/01/20	1,390,625	0.1
2,000,000	#	TRW Automotive, Inc., 7.250%, 03/15/17	2,305,000	0.3
34,267,666		Other Securities(a)	36,175,335	4.0
			101,040,907	11.2
		Consumer, Non-cyclical: 20.8%
1,000,000	#	ADT Corp./The, 6.250%, 10/15/21	1,051,250	0.1
600,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	627,000	0.1
750,000	#	Alliance Data Systems Corp., 6.375%, 04/01/20	789,375	0.1
1,250,000	#	ARAMARK Corp., 5.750%, 03/15/20	1,312,500	0.2
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,071,250	0.1
4,000,000		Biomet, Inc., 6.500%, 08/01/20	4,220,000	0.4
5,000,000		Biomet, Inc., 6.500%, 10/01/20	5,175,000	0.6
1,328,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	1,460,800	0.2
1,000,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,020,625	0.1
350,000	#	Ceridian Corp., 8.875%, 07/15/19	404,250	0.1
2,000,000	#,&,L	ConvaTec Finance International SA, 8.250%, 01/15/19	2,052,500	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
3,000,000	#	ConvaTec Healthcare SA, 10.500%, 12/15/18	$3,378,750	0.4
5,025,000		DaVita, Inc., 5.750%-6.625%, 11/01/18-08/15/22	5,268,172	0.6
3,500,000		DJO Finance, LLC / DJO Finance Corp., 7.750%, 04/15/18	3,578,750	0.4
2,000,000	#	Endo Finance Co., 5.750%, 01/15/22	2,015,000	0.2
1,000,000	#	First Quality Finance Co., Inc., 4.625%, 05/15/21	955,000	0.1
1,250,000	#	Forest Laboratories, Inc., 5.000%, 12/15/21	1,257,812	0.1
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,085,000	0.1
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,060,000	0.1
1,375,000	#	Fresenius US Finance II, Inc., 9.000%, 07/15/15	1,526,250	0.2
4,000,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	3,880,000	0.4
3,750,000		HCA, Inc., 6.500%, 02/15/20	4,129,687	0.5
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,850,000	0.4
3,500,000		HCA, Inc., 8.500%, 04/15/19	3,718,750	0.4
3,500,000		HCA Holdings, Inc., 6.250%-7.750%, 02/15/21-05/15/21	3,740,000	0.4
8,000,000		HCA, Inc., 4.750%-8.000%, 10/01/18-05/01/23	8,342,500	0.9
5,000,000		Hertz Corp., 6.750%-7.375%, 04/15/19-01/15/21	5,462,500	0.6
1,250,000	#	HJ Heinz Finance Co., 7.125%, 08/01/39	1,290,625	0.1
1,000,000	#	Jaguar Holding Co., 9.500%, 12/01/19	1,130,000	0.1

See Accompanying Notes to Financial Statements

124

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,250,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	$1,362,500	0.2
1,000,000	#	Mallinckrodt International Finance SA, 4.750%, 04/15/23	923,240	0.1
1,000,000	#	Multiplan, Inc., 9.875%, 09/01/18	1,105,000	0.1
3,000,000	#	Mylan, Inc., 7.875%, 07/15/20	3,394,848	0.4
2,000,000	#	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 05/01/21	1,900,000	0.2
1,500,000	#	Post Holdings, Inc., 6.750%, 12/01/21	1,556,250	0.2
1,000,000	#	Prestige Brands, Inc., 5.375%, 12/15/21	1,015,000	0.1
1,500,000		Reynolds Group Issuer, Inc. , 7.125%, 04/15/19	1,605,000	0.2
3,500,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	3,587,500	0.4
3,750,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	4,190,625	0.5
7,000,000		Reynolds Group Issuer, Inc., 6.875%-9.000%, 05/15/18-02/15/21	7,528,750	0.8
1,000,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	1,027,500	0.1
1,500,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	1,605,000	0.2
1,000,000	#	Spectrum Brands Escrow Corp., 6.625%, 11/15/22	1,066,250	0.1
2,000,000	#	STHI Holding Corp., 8.000%, 03/15/18	2,150,000	0.2
1,500,000	#,L	Sun Products Corp./The, 7.750%, 03/15/21	1,327,500	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
750,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	$784,219	0.1
4,750,000		Tenet Healthcare Corp., 4.500%-8.125%, 08/01/20-04/01/22	4,752,500	0.5
2,000,000	&	TransUnion Holding Co., Inc., 8.125%, 06/15/18	2,120,000	0.2
2,000,000		TransUnion, LLC / TransUnion Financing Corp., 11.375%, 06/15/18	2,190,000	0.3
6,550,000	L	United Rentals North America, Inc., 5.750%-8.375%, 07/15/18-06/15/23	7,265,688	0.8
1,250,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	1,259,375	0.1
1,000,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	1,070,000	0.1
2,150,000	#	Valeant Pharmaceuticals International, 6.875%, 12/01/18	2,311,250	0.2
3,000,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	3,247,500	0.4
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	540,625	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,058,750	0.1
3,000,000		Warner Chilcott Co., LLC / Warner Chilcott Finance, LLC, 7.750%, 09/15/18	3,262,500	0.4
44,838,000		Other Securities(a)	47,505,690	5.3
			187,566,406	20.8
		Diversified: 0.1%
1,000,000		Other Securities	1,033,125	0.1

		Energy: 9.4%
500,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	505,312	0.1

See Accompanying Notes to Financial Statements

125

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Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
250,000	#,L	Arch Coal, Inc., 8.000%, 01/15/19	$250,000	0.0
1,000,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 5.875%, 08/01/23	957,500	0.1
5,625,000		Chesapeake Energy Corp., 5.750%-9.500%, 02/15/15-03/15/23	6,061,094	0.7
3,750,000		Consol Energy, Inc., 8.000%-8.250%, 04/01/17-04/01/20	4,018,125	0.4
500,000		EP Energy, LLC, 6.875%, 05/01/19	540,625	0.1
5,000,000		EP Energy, LLC, 9.375%, 05/01/20	5,793,750	0.6
919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	962,653	0.1
500,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	538,750	0.1
3,000,000		Kinder Morgan Finance Co., LLC, 5.700%, 01/05/16	3,237,231	0.4
1,000,000	#	Murphy Oil USA, Inc., 6.000%, 08/15/23	1,010,000	0.1
1,500,000	#,L	NGPL PipeCo, LLC, 7.119%, 12/15/17	1,365,000	0.1
500,000	#,L	NGPL PipeCo, LLC, 9.625%, 06/01/19	491,250	0.1
1,000,000	#	Oasis Petroleum, Inc., 6.875%, 03/15/22	1,065,000	0.1
1,250,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	1,268,750	0.1
750,000	#	Rockies Express Pipeline LLC, 6.000%, 01/15/19	697,500	0.1
1,500,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,338,750	0.1
750,000	#	Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	736,875	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,000,000	#	Sabine Pass Liquefaction LLC, 5.625%, 04/15/23	$940,000	0.1
2,500,000	#	Samson Investment Co., 10.500%, 02/15/20	2,737,500	0.3
5,260,000	±,X	SemGroup Corp. Escrow, 8.750%, 11/15/15	—	—
4,000,000		Sonat, Inc., 7.000%, 02/01/18	4,357,952	0.5
44,286,000		Other Securities(a)	45,625,555	5.1
			84,499,172	9.4
		Financial: 9.4%
3,000,000		American International Group, Inc., 8.175%, 05/15/68	3,645,000	0.4
3,000,000		Ally Financial, Inc., 8.300%, 02/12/15	3,232,500	0.4
12,500,000	Z	Ally Financial, Inc., 2.660%-6.180%, 06/15/15-11/01/31	13,551,302	1.5
4,000,000		CIT Group, Inc., 5.000%, 08/15/22	3,916,652	0.4
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,077,500	0.1
6,500,000		CIT Group, Inc., 4.250%-5.250%, 05/15/17-03/15/18	6,913,750	0.8
500,000	#	Credit Suisse AG, 6.500%, 08/08/23	533,125	0.1
3,000,000		E*TRADE Financial Corp., 6.375%, 11/15/19	3,236,250	0.4
350,000	#	General Motors Financial Co., Inc., 2.750%, 05/15/16	355,250	0.0
1,000,000	#	General Motors Financial Co., Inc., 3.250%, 05/15/18	1,002,500	0.1
1,500,000	#	General Motors Financial Co., Inc., 4.250%, 05/15/23	1,430,625	0.2
1,000,000	#	Hockey Merger Sub 2, Inc., 7.875%, 10/01/21	1,032,500	0.1
3,000,000		International Lease Finance Corp., 8.750%, 03/15/17	3,547,500	0.4

See Accompanying Notes to Financial Statements

126

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
1,250,000	#	International Lease Finance Corp., 6.750%, 09/01/16	$1,400,000	0.1
2,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	2,615,625	0.3
3,250,000		International Lease Finance Corp., 6.250%-8.625%, 09/15/15-12/15/20	3,658,750	0.4
1,500,000	#	Jefferies Finance LLC, 7.375%, 04/01/20	1,567,500	0.2
EUR 1,250,000		LBG Capital No.1 PLC, 6.439%, 05/23/20	1,823,153	0.2
GBP 1,000,000		LBG Capital No.1 PLC, 7.869%, 08/25/20	1,769,392	0.2
3,350,000	#	LBG Capital No.1 PLC, 7.875%, 11/01/20	3,638,810	0.4
500,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	535,623	0.1
499,200	#,±,X	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	61,828	0.0
250,000	#,&	MPH Intermediate Holding Co. 2, 8.375%, 08/01/18	260,937	0.0
1,000,000	#	Serta Simmons Holdings, LLC, 8.125%, 10/01/20	1,092,500	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
3,875,000		SLM Corp., 4.875%-8.450%, 06/15/18-03/25/20	$4,397,243	0.5
250,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	258,750	0.0
14,170,000		Other Securities(a)	17,898,664	2.0
			84,453,229	9.4
		Industrial: 10.3%
1,750,000	#,L	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	1,863,750	0.2
2,500,000	#	Aguila 3 SA, 7.875%, 01/31/18	2,662,500	0.3
500,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	528,125	0.1
986,864	#,&	ARD Finance SA, 11.125%, 06/01/18	1,060,879	0.1
1,000,000	#,L	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	1,078,750	0.1
EUR 1,500,000	L	Ardagh Packaging Finance PLC, 9.250%, 10/15/20	2,251,857	0.3
1,000,000	#	Ardagh Packaging Finance PLC, 4.875%, 11/15/22	995,000	0.1
2,500,000	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	2,537,500	0.3

See Accompanying Notes to Financial Statements

127

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
250,000	#	Ardagh Packaging Finance PLC, 7.375%, 10/15/17	$270,000	0.0
2,000,000	#	Aviation Capital Group, 7.125%, 10/15/20	2,241,168	0.2
1,000,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,015,000	0.1
750,000	#	Belden, Inc., 5.500%, 09/01/22	738,750	0.1
1,000,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 5.625%, 12/15/16	1,022,500	0.1
500,000	#	Bombardier, Inc., 4.250%, 01/15/16	525,000	0.0
1,400,000	#	Bombardier, Inc., 7.500%, 03/15/18	1,599,500	0.2
2,000,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	2,170,000	0.2
1,000,000	#	Building Materials Corp. of America, 7.000%, 02/15/20	1,080,000	0.1
375,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	406,875	0.1
1,600,000	#	C8 Capital SPV Ltd., 6.640%, 12/31/49	1,368,000	0.2
750,000	#	Calcipar SA, 6.875%, 05/01/18	798,750	0.1
1,250,000	#	Cemex SAB de CV, 9.000%, 01/11/18	1,378,125	0.2
1,500,000	#,L	CMA CGM SA, 8.500%, 04/15/17	1,477,500	0.2
2,000,000	#	Darling Escrow Corp., 5.375%, 01/15/22	2,017,500	0.2
3,000,000	#,L	Gardner Denver, Inc., 6.875%, 08/15/21	3,007,500	0.3
1,000,000	#	General Cable Corp., 6.500%, 10/01/22	985,000	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
2,500,000	#	Masonite International Corp., 8.250%, 04/15/21	$2,762,500	0.3
500,000	#	Roofing Supply Group, LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	565,000	0.1
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	540,000	0.1
1,750,000	#	Sealed Air Corp., 8.125%, 09/15/19	1,973,125	0.2
2,000,000	#	Sealed Air Corp., 8.375%, 09/15/21	2,280,000	0.2
1,000,000	#	Tervita Corp., 8.000%, 11/15/18	1,037,500	0.1
1,000,000		TransDigm, Inc., 5.500%, 10/15/20	982,500	0.1
5,500,000		TransDigm, Inc., 7.750%, 12/15/18	5,926,250	0.7
1,000,000	#	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 8.750%, 02/01/19	1,037,500	0.1
1,250,000	#	USG Corp., 8.375%, 10/15/18	1,365,625	0.2
36,075,000		Other Securities	39,107,452	4.3
			92,656,981	10.3
		Technology: 2.6%
550,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	570,625	0.0
1,500,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,567,500	0.2
4,000,000	#	First Data Corp., 6.750%, 11/01/20	4,180,000	0.5
2,750,000	#	First Data Corp., 8.250%, 01/15/21	2,939,062	0.3
750,000	#,&	Healthcare Technology Intermediate, Inc., 7.375%, 09/01/18	783,750	0.1
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,597,500	0.2
750,000	#	NCR Escrow Corp., 6.375%, 12/15/23	769,688	0.1

See Accompanying Notes to Financial Statements

128

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
1,000,000	#	Sensata Technologies BV, 4.875%, 10/15/23	$945,000	0.1
1,500,000	#	Sensata Technologies BV, 6.500%, 05/15/19	1,616,250	0.2
1,500,000	#	Sophia L.P. / Sophia Finance, Inc., 9.750%, 01/15/19	1,668,750	0.2
6,275,000		Other Securities	6,515,125	0.7
			23,153,250	2.6
		Utilities: 3.4%
3,750,000		AES Corp., 7.375%-8.000%, 10/15/17-07/01/21	4,363,125	0.5
2,800,000	#	Calpine Corp., 7.500%, 02/15/21	3,069,500	0.3
1,586,000	#	Calpine Corp., 7.875%, 07/31/20	1,744,600	0.2
784,000	#	Calpine Corp., 7.875%, 01/15/23	860,440	0.1
1,000,000		Energy Future Intermediate Holding Co., LLC, 10.000%, 12/01/20	1,067,500	0.1
2,000,000	#	Energy Future Intermediate Holding Co., LLC, 6.875%, 08/15/17	2,080,000	0.2
2,500,000	#	Energy Future Intermediate Holding Co., LLC, 10.000%, 12/01/20	2,662,500	0.3
500,000	#	Ipalco Enterprises, Inc., 7.250%, 04/01/16	551,250	0.1
4,000,000		NRG Energy, Inc., 8.250%, 09/01/20	4,450,000	0.5
4,750,000		NRG Energy, Inc., 6.625%-7.875%, 01/15/18-03/15/23	5,124,375	0.6
2,084,000	#	NSG Holdings, LLC, 7.750%, 12/15/25	2,229,880	0.2
2,160,922	#	Tenaska Alabama Partners LP, 7.000%, 06/30/21	2,322,991	0.2
537,211		Other Securities	574,816	0.1
			31,100,977	3.4
		Total Corporate Bonds/Notes (Cost $782,629,943)	832,111,527	92.3

Principal Amount†		Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.2%
2,449,439	Other Securities	$1,705,786	0.2
	Total Collateralized Mortgage Obligations (Cost $1,779,883)	1,705,786	0.2

U.S. TREASURY OBLIGATIONS: 5.4%
	U.S. Treasury Bills: 5.4%
12,300,000	0.250%, due 09/15/14	12,311,291	1.4
9,800,000	0.250%, due 09/30/14	9,808,614	1.1
10,400,000	0.250%, due 11/30/14	10,409,953	1.1
6,200,000	0.375%, due 11/15/14	6,212,233	0.7
8,900,000	0.500%, due 10/15/14	8,925,730	1.0
1,300,000	0.125%-0.250%, due 08/31/14-12/31/14	1,300,395	0.1
	Total U.S. Treasury Obligations (Cost $48,965,137)	48,968,216	5.4

ASSET-BACKED SECURITIES: 0.1%
	Home Equity Asset-Backed Securities: 0.0%
241,940	Other Securities	105,950	0.0

	Other Asset-Backed Securities: 0.1%
1,133,958	Other Securities	980,427	0.1
	Total Asset-Backed Securities (Cost $929,966)	1,086,377	0.1

Shares		Value	Percentage of Net Assets

COMMON STOCK: 0.0%
	Consumer Discretionary: 0.0%
529	The Berry Company, LLC	$22,324	0.0
	Total Common Stock (Cost $308,675)	22,324	0.0
	Total Long-Term Investments (Cost $834,613,604)	883,894,230	98.0

See Accompanying Notes to Financial Statements

129

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc(1): 3.9%
4,578,430	BNP Paribas Bank, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,578,433, collateralized by various U.S. Government Securities, 0.875%-2.625%, Market Value plus accrued interest $4,670,280, due 12/31/16-01/15/26)	$4,578,430	0.5
8,264,978	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $8,264,987, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $8,430,278, due 12/15/15-08/15/53)	8,264,978	0.9
8,264,978	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $8,264,992, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $8,430,280, due 01/24/14-02/01/47)	8,264,978	0.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,422,507	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $1,422,507, collateralized by various U.S. Government Agency Obligations, 2.500%-7.500%, Market Value plus accrued interest $1,450,991, due 12/01/14-11/01/52)	$1,422,507	0.2
4,003,465	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,003,467, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $4,083,534, due 06/01/17-09/01/44)	4,003,465	0.5
8,264,978	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $8,264,987, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $8,430,294, due 03/28/14-04/15/30)	8,264,978	0.9
		34,799,336	3.9
	Total Short-Term Investments (Cost $34,799,336)	34,799,336	3.9

	Total Investments in Securities (Cost $869,412,940)	$918,693,566	101.9
	Liabilities in Excess of Other Assets	(16,870,031)	(1.9)

	Net Assets	$901,823,535	100.0

See Accompanying Notes to Financial Statements

130

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&	Payment-in-kind
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $869,730,729.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,404,474
Gross Unrealized Depreciation	(6,441,637)

Net Unrealized Appreciation	$48,962,837

See Accompanying Notes to Financial Statements

131

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$22,324	$22,324

Total Common Stock	—	—	22,324	22,324

Corporate Bonds/Notes	—	832,049,699	61,828	832,111,527
Collateralized Mortgage Obligations	—	1,705,786	—	1,705,786
Short-Term Investments	—	34,799,336	—	34,799,336
Asset-Backed Securities	—	1,086,377	—	1,086,377
U.S. Treasury Obligations	—	48,968,216	—	48,968,216

Total Investments, at fair value	$—	$918,609,414	$84,152	$918,693,566

Other Financial Instruments+
Centrally Cleared Swaps	—	1,462,626	—	1,462,626
Forward Foreign Currency Contracts	—	53,459	—	53,459

Total Assets	$—	$920,125,499	$84,152	$920,209,651

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(148,680)	$—	$(148,680)

Total Liabilities	$—	$(148,680)	$—	$(148,680)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	66,102	Buy	01/02/14	$91,003	$90,937	$(66)
Morgan Stanley	Brazilian Real	100,000	Buy	01/03/14	42,401	42,375	(26)

							$(92)

Barclays Bank PLC	EU Euro	66,102	Sell	01/02/14	$90,000	$90,937	$(937)
Barclays Bank PLC	British Pound	5,872,000	Sell	03/12/14	9,607,725	9,719,087	(111,362)
Citigroup, Inc.	EU Euro	66,102	Sell	02/04/14	91,001	90,936	65
Citigroup, Inc.	EU Euro	18,340,000	Sell	03/13/14	25,280,956	25,230,083	50,873
Citigroup, Inc.	Canadian Dollar	969,000	Sell	03/20/14	913,018	910,497	2,521
UBS AG	Swiss Franc	1,000,000	Sell	02/13/14	1,085,052	1,121,341	(36,289)

							$(95,129)

See Accompanying Notes to Financial Statements

132

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

ING PIMCO High Yield Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2013

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection (1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.16	Sell	5.000	06/20/16	USD	1,440,000	$128,370	$13,170
CDX.NA.HY.16	Sell	5.000	06/20/16	USD	3,360,000	299,530	501,130
CDX.NA.HY.19	Sell	5.000	12/20/17	USD	10,000,000	1,002,641	854,266
CDX.NA.HY.21	Sell	5.000	12/20/18	USD	5,000,000	425,310	94,060

						$1,855,851	$1,462,626

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$53,459
Credit contracts	Net Assets- Unrealized appreciation*	1,462,626

Total Asset Derivatives		$1,516,085

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$148,680

Total Liability Derivatives		$148,680

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$5,657,132	$5,657,132
Foreign exchange contracts	(2,219,507)	—	(2,219,507)

Total	$(2,219,507)	$5,657,132	$3,437,625

See Accompanying Notes to Financial Statements

133

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$(1,645,129)	$(1,645,129)
Foreign exchange contracts	864,427	—	864,427

Total	$864,427	$(1,645,129)	$(780,702)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Morgan Stanley	UBS AG	Totals
Assets:
Forward foreign currency contracts	$—	$53,459	$—	$—	$53,459

Total Assets	$—	$53,459	$—	$—	$53,459

Liabilities:
Forward foreign currency contracts	$112,299	$66	$26	$36,289	$148,680

Total Liabilities	$112,299	$66	$26	$36,289	$148,680

Net OTC derivative instruments by counterparty, at fair value	$(112,299)	$53,393	$(26)	$(36,289)	(95,221)

Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$(100,000)	$—	$(100,000)

Net Exposure(1)	$(112,299)	$53,393	$(100,026)	$(36,289)	$(195,221)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

134

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.9%
		Brazil: 1.3%
439,143		Petroleo Brasileiro SA ADR	$6,451,011	1.0
111,130		Other Securities	1,556,931	0.3
			8,007,942	1.3
		Canada: 1.4%
772,900		Talisman Energy, Inc.	8,985,940	1.4

		China: 1.1%
1,754,729		Other Securities(a)	7,151,659	1.1

		Denmark: 0.5%
55,700		Other Securities(a)	3,046,038	0.5

		France: 11.2%
172,620		Alstom	6,294,879	1.0
296,832		AXA S.A.	8,266,097	1.3
151,860		BNP Paribas	11,846,234	1.9
69,955		Cie Generale des Etablissements Michelin	7,443,292	1.2
631,880	@	Credit Agricole S.A.	8,100,058	1.3
91,550		Sanofi	9,777,112	1.5
165,330		Total S.A.	10,147,905	1.6
225,049		Vivendi	5,936,231	1.0
217,730		Other Securities	2,703,157	0.4
			70,514,965	11.2
		Germany: 6.7%
477,140	@	Deutsche Lufthansa AG	10,113,766	1.6
33,410		Merck KGaA	5,994,711	1.0
33,920		Muenchener Rueckversicherungs AG	7,481,763	1.2
69,520		Siemens AG	9,532,524	1.5
334,482		Other Securities	9,346,199	1.4
			42,468,963	6.7
		Hong Kong: 0.1%
461,600		Other Securities	393,116	0.1

		India: 0.4%
76,440		Other Securities	2,841,275	0.4

		Israel: 0.5%
79,589		Other Securities	3,189,927	0.5

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Italy: 3.5%
259,567		ENI S.p.A.	$6,272,113	1.0
2,620,363		Intesa Sanpaolo S.p.A.	6,445,336	1.0
1,269,072		UniCredit SpA	9,361,535	1.5
			22,078,984	3.5
		Japan: 3.5%
1,866,300		Other Securities	22,434,249	3.5

		Netherlands: 5.0%
101,590		Akzo Nobel NV	7,877,926	1.2
159,697		Royal Dutch Shell PLC - Class B	6,023,830	1.0
603,101		Other Securities	17,741,942	2.8
			31,643,698	5.0
		Portugal: 1.2%
445,540		Galp Energia SGPS SA	7,302,105	1.2

		Russia: 0.5%
121,443		Other Securities	3,162,890	0.5

		Singapore: 2.5%
2,532,000		Singapore Telecommunications Ltd.	7,363,350	1.1
884,960		Other Securities	8,703,430	1.4
			16,066,780	2.5
		South Korea: 4.0%
171,330	@	KB Financial Group, Inc.	6,925,141	1.1
19,689		POSCO	6,126,478	1.0
9,292		Samsung Electronics Co., Ltd.	12,107,915	1.9
			25,159,534	4.0
		Spain: 1.0%
386,319		Telefonica S.A.	6,316,636	1.0

		Sweden: 1.5%
540,654		Other Securities	9,384,677	1.5

		Switzerland: 5.2%
292,740	@	Credit Suisse Group	9,034,946	1.4
50,040		Roche Holding AG - Genusschein	14,017,519	2.2
80,590		Swiss Re Ltd.	7,429,468	1.2
117,020		Other Securities	2,240,623	0.4
			32,722,556	5.2

See Accompanying Notes to Financial Statements

135

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Taiwan: 0.1%
52,030		Other Securities	$907,403	0.1

		Turkey: 0.5%
221,600		Other Securities	2,958,360	0.5

		United Kingdom: 13.6%
1,104,186		Aviva PLC	8,260,958	1.3
787,340	@	BP PLC	6,380,725	1.0
374,121		CRH PLC	9,500,016	1.5
338,530		GlaxoSmithKline PLC	9,044,716	1.4
557,910		HSBC Holdings PLC	6,081,954	1.0
1,598,460	@	International Consolidated Airlines Group SA	10,650,308	1.7
1,484,747		Kingfisher PLC	9,478,733	1.5
2,447,377		Vodafone Group PLC	9,635,844	1.5
2,040,817		Other Securities	16,966,114	2.7
			85,999,368	13.6
		United States: 32.6%
80,890		Amgen, Inc.	9,234,403	1.4
180,240		Baker Hughes, Inc.	9,960,062	1.6
385,400		Cisco Systems, Inc.	8,652,230	1.4
201,720		Citigroup, Inc.	10,511,629	1.7
134,800		Comcast Corp. - Class A	7,004,882	1.1
95,865		CVS Caremark Corp.	6,861,058	1.1
46,200		FedEx Corp.	6,642,174	1.0
118,157		Halliburton Co.	5,996,468	1.0
294,440		Hewlett-Packard Co.	8,238,431	1.3
120,000		JPMorgan Chase & Co.	7,017,600	1.1
144,030		Medtronic, Inc.	8,265,882	1.3
178,530		Merck & Co., Inc.	8,935,427	1.4
341,580		Microsoft Corp.	12,785,339	2.0
284,070		Morgan Stanley	8,908,435	1.4
195,600	@,L	Navistar International Corp.	7,469,964	1.2
369,580		Pfizer, Inc.	11,320,235	1.8
76,450		United Parcel Service, Inc. - Class B	8,033,366	1.3
1,867,892		Other Securities	60,423,599	9.5
			206,261,184	32.6
		Total Common Stock (Cost $494,078,296)	618,998,249	97.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.8%
	Securities Lending Collateralcc(1): 1.8%
2,672,778	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,672,779, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,726,234, due 01/15/14-05/01/51)	$2,672,778	0.5
2,672,778	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,672,781, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,726,234, due 12/15/15-08/15/53)	2,672,778	0.4
2,672,778	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,672,782, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,726,234, due 01/24/14-02/01/47)	2,672,778	0.4

See Accompanying Notes to Financial Statements

136

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
2,672,778	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,672,779, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,726,234, due 06/01/17-09/01/44)	$2,672,778	0.4
562,683	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $562,683, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $573,937, due 01/23/14-08/15/23)	562,683	0.1
		11,253,795	1.8
	Total Short-Term Investments (Cost $11,253,795)	11,253,795	1.8

	Total Investments in Securities (Cost $505,332,091)	$630,252,044	99.7
	Assets in Excess of Other Liabilities	2,124,804	0.3

	Net Assets	$632,376,848	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $505,392,777.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$161,824,944
Gross Unrealized Depreciation	(36,965,677)

Net Unrealized Appreciation	$124,859,267

Sector Diversification	Percentage of Net Assets
Financials	21.8%
Energy	14.0
Health Care	13.9
Industrials	12.6
Information Technology	11.6
Consumer Discretionary	10.4
Telecommunication Services	6.5
Materials	4.8
Consumer Staples	2.3
Short-Term Investments	1.8
Assets in Excess of Other Liabilities	0.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

137

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock
Brazil	$8,007,942	$—	$—	$8,007,942
Canada	8,985,940	—	—	8,985,940
China	1,264,250	5,887,409	—	7,151,659
Denmark	—	3,046,038	—	3,046,038
France	—	70,514,965	—	70,514,965
Germany	392,120	42,076,843	—	42,468,963
Hong Kong	—	393,116	—	393,116
India	2,841,275	—	—	2,841,275
Israel	3,189,927	—	—	3,189,927
Italy	—	22,078,984	—	22,078,984
Japan	—	22,434,249	—	22,434,249
Netherlands	—	31,643,698	—	31,643,698
Portugal	—	7,302,105	—	7,302,105
Russia	—	3,162,890	—	3,162,890
Singapore	4,436,515	11,630,265	—	16,066,780
South Korea	—	25,159,534	—	25,159,534
Spain	—	6,316,636	—	6,316,636
Sweden	—	9,384,677	—	9,384,677
Switzerland	—	32,722,556	—	32,722,556
Taiwan	907,403	—	—	907,403
Turkey	2,958,360	—	—	2,958,360
United Kingdom	6,492,943	79,506,425	—	85,999,368
United States	206,261,184	—	—	206,261,184

Total Common Stock	245,737,859	373,260,390	—	618,998,249

Short-Term Investments	—	11,253,795	—	11,253,795

Total Investments, at fair value	$245,737,859	$384,514,185	$—	$630,252,044

(1)	For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $3,713,186 were transferred from Level 1 to Level 2 within the fair value hierarchy.
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

138

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 12.5%
102,270	@	Amazon.com, Inc.	$40,784,253	0.9
718,109		Comcast Corp. - Class A	37,316,534	0.8
388,054		Home Depot, Inc.	31,952,366	0.7
274,192		McDonald’s Corp.	26,604,850	0.6
77,679		Time Warner Cable, Inc.	10,525,505	0.2
249,307		Time Warner, Inc.	17,381,684	0.4
450,342		Walt Disney Co.	34,406,129	0.7
7,234,179		Other Securities(a)	379,694,105	8.2
			578,665,426	12.5
		Consumer Staples: 9.6%
551,128		Altria Group, Inc.	21,157,804	0.4
1,046,499		Coca-Cola Co.	43,230,874	0.9
66,540		Coca-Cola Enterprises, Inc.	2,936,410	0.1
327,989		CVS Caremark Corp.	23,474,173	0.5
422,602		PepsiCo, Inc.	35,050,610	0.8
441,496		Philip Morris International, Inc.	38,467,547	0.8
749,040		Procter & Gamble Co.	60,979,346	1.3
445,828		Wal-Mart Stores, Inc.	35,082,205	0.8
3,384,763		Other Securities	183,425,895	4.0
			443,804,864	9.6
		Energy: 10.1%
529,953		Chevron Corp.	66,196,429	1.4
337,974		ConocoPhillips	23,877,863	0.5
1,203,795		ExxonMobil Corp.	121,824,054	2.6
222,120		Occidental Petroleum Corp.	21,123,612	0.5
362,903		Schlumberger Ltd.	32,701,189	0.7
3,688,980		Other Securities	201,659,389	4.4
			467,382,536	10.1
		Financials: 15.8%
405,722		American International Group, Inc.	20,712,108	0.5

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
253,873		American Express Co.	$23,033,897	0.5
2,939,176		Bank of America Corp.	45,762,970	1.0
496,019	@	Berkshire Hathaway, Inc.	58,808,013	1.3
835,779		Citigroup, Inc.	43,552,444	0.9
1,035,888		JPMorgan Chase & Co.	60,578,730	1.3
1,320,908		Wells Fargo & Co.	59,969,223	1.3
8,754,660		Other Securities	417,800,125	9.0
			730,217,510	15.8
		Health Care: 12.8%
438,128		AbbVie, Inc.	23,137,540	0.5
208,188		Amgen, Inc.	23,766,742	0.5
453,724		Bristol-Myers Squibb Co.	24,115,431	0.5
422,983	@	Gilead Sciences, Inc.	31,787,172	0.7
777,480		Johnson & Johnson	71,209,393	1.5
805,171		Merck & Co., Inc.	40,298,809	0.9
1,785,934		Pfizer, Inc.	54,703,158	1.2
277,424		UnitedHealth Group, Inc.	20,890,027	0.5
4,201,434		Other Securities	299,402,300	6.5
			589,310,572	12.8
		Industrials: 10.7%
176,251		3M Co.	24,719,203	0.5
190,506		Boeing Co.	26,002,164	0.6
2,787,957		General Electric Co.	78,146,435	1.7
126,916		Union Pacific Corp.	21,321,888	0.4
232,623		United Technologies Corp.	26,472,497	0.6
4,505,444		Other Securities	318,816,286	6.9
			495,478,473	10.7
		Information Technology: 18.3%
247,934		Apple, Inc.	139,118,247	3.0
1,473,322		Cisco Systems, Inc.	33,076,079	0.7
453,226	@	Facebook, Inc.	24,773,333	0.5
77,305	@	Google, Inc. - Class A	86,636,487	1.9

See Accompanying Notes to Financial Statements

139

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Information Technology: (continued)
281,267	International Business Machines Corp.	$52,757,251	1.1
1,369,816	Intel Corp.	35,560,423	0.8
28,528	Mastercard, Inc.	23,834,003	0.5
2,093,345	Microsoft Corp.	78,353,903	1.7
967,013	Oracle Corp.	36,997,917	0.8
465,544	Qualcomm, Inc.	34,566,642	0.8
140,327	Visa, Inc.	31,248,016	0.7
6,974,725	Other Securities(a)	270,275,290	5.8
		847,197,591	18.3
	Materials: 3.4%
2,718,701	Other Securities(a)	159,301,853	3.4

	Telecommunication Services: 2.3%
1,451,658	AT&T, Inc.	51,040,295	1.1
788,589	Verizon Communications, Inc.	38,751,264	0.9
692,642	Other Securities	14,525,290	0.3
		104,316,849	2.3
	Utilities: 2.9%
3,182,127	Other Securities	133,184,307	2.9
	Total Common Stock (Cost $2,979,208,633)	4,548,859,981	98.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateralcc(1): 0.1%
1,070,838	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,070,840, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,092,257, due 01/31/14-01/01/44)	$1,070,838	0.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
225,438	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $225,438, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $229,947, due 05/15/14-08/15/43)	$225,438	0.0
1,070,838	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,070,839, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.250%, Market Value plus accrued interest $1,092,255, due 02/18/14-05/04/37)	1,070,838	0.1
1,070,838	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,070,840, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,092,255, due 01/24/14-02/01/47)	1,070,838	0.0

See Accompanying Notes to Financial Statements

140

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,070,838	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,070,839, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,092,257, due 03/28/14-04/15/30)	$1,070,838	0.0
		4,508,790	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
73,395,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $73,395,000)	$73,395,000	1.6
	Total Short-Term Investments (Cost $77,903,790)	77,903,790	1.7

	Total Investments in Securities (Cost $3,057,112,423)	$4,626,763,771	100.1
	Liabilities in Excess of Other Assets	(4,130,374)	(0.1)

	Net Assets	$4,622,633,397	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $3,115,284,845.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,604,065,951
Gross Unrealized Depreciation	(92,587,025)

Net Unrealized Appreciation	$1,511,478,926

See Accompanying Notes to Financial Statements

141

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Common Stock*	$4,548,859,981	$—	$—	$4,548,859,981
Short-Term Investments	73,395,000	4,508,790	—	77,903,790

Total Investments, at fair value	$4,622,254,981	$4,508,790	$—	$4,626,763,771

Other Financial Instruments+
Futures	2,986,656	—	—	2,986,656

Total Assets	$4,625,241,637	$4,508,790	$—	$4,629,750,427

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING U.S. Stock Index Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	906	03/21/14	$83,401,830	$2,986,656

			$83,401,830	$2,986,656

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$2,986,656

		$2,986,656

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$15,580,688

Total	$15,580,688

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$2,571,946

Total	$2,571,946

See Accompanying Notes to Financial Statements

142

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount

ING BlackRock Large Cap Growth Portfolio
Class ADV	NII	$0.1118
Class I	NII	$0.1727
Class S	NII	$0.1431
Class S2	NII	$0.1287

ING Clarion Real Estate Portfolio
Class ADV	NII	$0.3449
Class I	NII	$0.4471
Class S	NII	$0.3729
Class S2	NII	$0.3384

ING Franklin Income Portfolio
Class ADV	NII	$0.5440
Class I	NII	$0.5812
Class S	NII	$0.5551
Class S2	NII	$0.5382

ING Franklin Mutual Shares Portfolio
Class ADV	NII	$0.0853
Class I	NII	$0.1308
Class S	NII	$0.1078

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.1312
Class I	NII	$0.1726
Class S	NII	$0.1377
Class S2	NII	$0.1123
All Classes	LTCG	$0.4388

ING Large Cap Growth Portfolio
Class ADV	NII	$0.0572
Class I	NII	$0.0903
Class S	NII	$0.0757
Class S2	NII	$0.0532

All Classes	LTCG	$0.1576

Portfolio Name	Type	Per Share Amount
ING Large Cap Value Portfolio
Class ADV	NII	$0.1927
Class I	NII	$0.2582
Class S	NII	$0.2241
Class S2	NII	$0.0234

ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.0750
Class I	NII	$0.1212
Class S	NII	$0.0915

ING Multi-Manager Large Cap Core Portfolio
Class ADV	NII	$0.0509
Class I	NII	$0.1305
Class S	NII	$0.0949

ING PIMCO High Yield Portfolio
Class ADV	NII	$0.5742
Class I	NII	$0.6378
Class S	NII	$0.6111
Class S2	NII	$0.5962

ING Templeton Global Growth Portfolio
Class ADV	NII	$0.1874
Class I	NII	$0.2595
Class S	NII	$0.2277
Class S2	NII	$0.2146

ING U.S. Stock Index Portfolio
Class ADV	NII	$0.1980
Class I	NII	$0.2625
Class S	NII	$0.2311
Class S2	NII	$0.2162
All Classes	STCG	$0.0226
All Classes	LTCG	$0.2888

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

143

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Large Cap Growth Portfolio	100.00%

ING Franklin Income Portfolio	25.41%

ING Franklin Mutual Shares Portfolio	100.00%

ING JPMorgan Small Cap Core Equity Portfolio	99.98%

ING Large Cap Growth Portfolio	100.00%

ING Large Cap Value Portfolio	100.00%

ING Multi-Manager Large Cap Core Portfolio	57.16%

ING Templeton Global Growth Portfolio	37.66%

ING U.S. Stock Index Portfolio	99.69%

The Portfolios designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING U.S. Stock Index Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Templeton Global Growth Portfolio	$354,564	$0.0090	74.30%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service

(tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

144

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To approve a new investment sub-advisory agreement between DSL and ING IM with respect to the certain Portfolios prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

8	To approve a modification to the current manager-of-managers policy to permit DSL, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING BlackRock Large Cap Growth Portfolio	2*	21,505,440.000	1,515,300.000	2,361,962.000	10,578.285	25,393,280.285
	8*	20,524,466.750	2,591,068.750	2,267,166.750	10,578.035	25,393,280.285

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Clarion Real Estate Portfolio	1*	15,062,626.469	867,001.000	1,237,619.000	3,391.513	17,170,637.982
	8*	14,170,285.719	1,744,673.250	1,252,287.250	3,391.763	17,170,637.982

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Franklin Income Portfolio	1*	66,796,604.000	3,730,365.000	6,950,065.000	5,371.471	77,482,405.471
	8*	63,845,235.250	6,167,286.250	7,464,512.250	5,371.721	77,482,405.471

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Franklin Mutual Shares Portfolio	2*	44,541,314.000	2,889,523.000	4,200,234.000	9,779.850	51,640,850.850
	8*	42,877,044.250	4,459,979.250	4,294,047.250	9,780.100	51,640,850.850

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING JPMorgan Small Cap Core Equity Portfolio	2*	21,269,288.000	1,285,668.000	1,929,220.000	0.000	24,484,176.000
	8*	19,900,158.334	2,798,609.333	1,785,408.333	0.000	24,484,176.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Large Cap Growth Portfolio	1*	175,736,775.656	10,071,546.502	17,369,733.700	15,923.026	203,193,978.884
	4*	175,970,507.158	10,459,057.000	16,748,491.700	15,923.026	203,193,978.884
	8*	170,730,760.643	17,221,564.015	15,225,731.950	15,922.276	203,193,978.884

*	Proposals Passed

145

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Large Cap Value Portfolio	1*	31,037,153.000	2,289,805.000	4,885,864.000	938.490	38,213,760.490
	4*	31,002,145.750	2,374,890.750	4,835,785.750	938.240	38,213,760.490
	8*	28,869,876.500	4,142,689.500	5,200,255.500	938.990	38,213,760.490

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Limited Maturity Bond Portfolio	2*	21,349,317.333	476,899.000	1,005,321.000	26,143.000	22,857,680.333
	4*	21,139,651.333	495,089.000	1,196,797.000	26,143.000	22,857,680.333
	8*	21,115,485.333	668,708.000	1,047,344.000	26,143.000	22,857,680.333

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Multi-Manager Large Cap Core Portfolio	2*	5,187,230.000	764,282.000	575,842.000	0.000	6,527,354.000
	8*	5,028,087.334	806,717.333	692,549.333	0.000	6,527,354.000

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING PIMCO High Yield Portfolio	2*	68,194,725.000	4,079,286.000	6,125,956.000	8,450.856	78,408,417.856
	8*	65,693,550.500	7,215,816.500	5,490,599.500	8,451.356	78,408,417.856

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Templeton Global Growth Portfolio	2*	36,110,503.000	2,292,696.000	3,466,529.000	399.703	41,870,127.703
	8*	34,270,331.000	4,205,156.000	3,394,241.000	399.703	41,870,127.703

*	Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING U.S. Stock Index Portfolio	2*	294,536,765.977	22,073,823.000	11,139,823.000	8,998.701	327,759,410.678
	4*	295,116,236.727	21,696,023.750	10,938,151.750	8,998.451	327,759,410.678
	8*	296,832,733.477	21,141,698.500	9,775,980.500	8,998.201	327,759,410.678

*	Proposals Passed

ING Investors Trust	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5*	3,772,604,208.181	200,055,617.846	0.000	0.000	3,972,659,826.027
John V. Boyer	5*	3,771,764,050.384	200,895,775.643	0.000	0.000	3,972,659,826.027
Patricia W. Chadwick	5*	3,772,206,322.587	200,453,503.440	0.000	0.000	3,972,659,826.027
Albert E. DePrince, Jr.	5*	3,765,707,671.886	206,952,154.141	0.000	0.000	3,972,659,826.027
Peter S. Drotch	5*	3,767,827,922.960	204,831,903.067	0.000	0.000	3,972,659,826.027
J. Michael Earley	5*	3,770,753,270.683	201,906,555.344	0.000	0.000	3,972,659,826.027
Martin J. Gavin**	5*	3,775,692,739.886	196,967,086.141	0.000	0.000	3,972,659,826.027
Russell H. Jones	5*	3,772,527,763.683	200,132,062.344	0.000	0.000	3,972,659,826.027
Patrick W. Kenny	5*	3,771,382,294.384	201,277,531.643	0.000	0.000	3,972,659,826.027
Shaun P. Mathews	5*	3,770,296,611.683	202,363,214.344	0.000	0.000	3,972,659,826.027
Joseph E. Obermeyer	5*	3,772,728,725.886	199,931,100.141	0.000	0.000	3,972,659,826.027
Sheryl K. Pressler	5*	3,770,539,151.683	202,120,674.344	0.000	0.000	3,972,659,826.027
Roger B. Vincent	5*	3,770,381,868.886	202,277,957.141	0.000	0.000	3,972,659,826.027

*	Proposal Passed
**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

146

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007 - Present	Retired.	171	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997 - Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013 - Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

147

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171	ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.
(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

148

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

149

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

150

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS

ING PIMCO High Yield Portfolio

ING PIMCO High Yield Portfolio (“High Yield Portfolio”) has been sub-advised by Pacific Investment Management Company LLC (“PIMCO”) since its inception in May of 2004. At a meeting of the Board held on October 22, 2013, the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING Investment Management Co. LLC (“ING IM”) as sub-adviser to the High Yield Portfolio; and (2) approve a new sub-advisory agreement with ING IM under which ING IM would serve as sub-adviser to the High Yield Portfolio.

In determining whether to approve the new sub-advisory agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the new sub-advisory agreement with ING IM should be approved for the High Yield Portfolio. The materials provided to the Board to inform its consideration of whether to approve the proposed new sub-advisory agreement with ING IM included the following: (1) an analysis of ING IM as a sub-adviser that would replace PIMCO as sub-adviser to the High Yield Portfolio; (2) a presentation from Management regarding proposals, including the termination of PIMCO as sub-adviser for the High Yield Portfolio and the appointment of ING IM as the new sub-adviser (“Sub-Adviser Change”), intending to, among other things, enhance the efficiency and reduce the complexity of the ING Funds Complex; (3) memoranda and related materials provided to the Board in advance of its September 12, October 4, and October 22, 2013 meetings discussing: (a) Management’s rationale for proposing the Sub-Adviser Change, (b) the performance of ING IM in implementing its high yield investment strategy; (c) explanations by ING IM as to why recent personnel changes at the firm are not expected to adversely impact the performance of the High Yield Portfolio; (d) ING IM’s firm-wide resources, investment philosophy, and overall investment process; (4) Fund Analysis and Comparison Tables that provide information about the performance and projected net expense ratio of the High Yield Portfolio as compared with a representative group of mutual funds with similar investment programs to the investment program of the High Yield Portfolio modified in connection with the appointment of ING IM; (5) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (6) supporting documentation, including a copy of the form of the Sub-Advisory Agreement; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) Management’s view with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds Complex; (2) the nature and quality of the services to be provided by ING IM under the new sub-advisory agreement; (3) the personnel, operations, financial condition, investment management capabilities, methodologies, and resources of ING IM and their fit among the stable of managers in the ING Funds Complex; (4) the fairness of the compensation under the new sub-advisory agreement in light of the services to be provided by ING IM; (5) the costs for the services to be provided by ING IM; (6) the sub-advisory fee rates payable by Directed Services LLC (“DSL”), the Adviser to the High Yield Portfolio, to ING IM; (7) the 50/50 waiver arrangement whereby a portion of the benefit DSL will receive due to the lower contractual sub-advisory fee to be paid to ING IM as compared to PIMCO will be shared with the shareholders of the High Yield Portfolio; (8) the proposed advisory fee breakpoints for the High Yield Portfolio to be implemented in connection with the Sub-Adviser Change to provide further benefits to the shareholders of the High Yield Portfolio; (9) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of ING IM in light of the High Yield Portfolio’s proposed investment objective and investor base; and (11) ING IM’s Code of Ethics, which had previously been approved by the Board, and related procedures for complying with that Code.

In addition to the above factors that generally favored the Sub-Adviser Change, the Board considered the following factors that might weigh against the Sub-Adviser Change: (1) PIMCO’s long-term performance track records, size and reputation in the industry as compared to ING IM; (2) recent changes in portfolio manager personnel at ING IM as noted by the High Yield Portfolio’s Chief Investment Risk Officer; (3) DSL’s conflict of interest in proposing the appointment of an affiliated sub-adviser to replace an unaffiliated sub-adviser, including the net revenue benefits for DSL and its affiliates that would result from the Sub-Adviser Change; and (4) the limited extent to which Management explored potential alternatives to the Sub-Adviser Change.

151

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board, with one Trustee dissenting, reached the following conclusions: (1) ING IM should be appointed to serve as a sub-adviser to the High Yield Portfolio under the new sub-advisory agreement; (2) the sub-advisory fee rate payable by DSL to ING IM is reasonable in the context of all factors considered by the Board; (3) the new sub-advisory agreement is in the best interest of High Yield Portfolio and its shareholders and does not involve a conflict of interest from which DSL or ING IM derives an inappropriate advantage; and (4) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the High Yield Portfolio’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the new sub-advisory agreement for the High Yield Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

152

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investment Management Co. LLC, sub-adviser to certain Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for certain Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name / Current Portfolio Name	New Registrant Name / New Portfolio Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING BlackRock Large Cap Growth Portfolio	VY BlackRock Large Cap Growth Portfolio
ING Clarion Real Estate Portfolio	VY Clarion Real Estate Portfolio
ING Franklin Income Portfolio	VY Franklin Income Portfolio
ING Franklin Mutual Shares Portfolio	VY Franklin Mutual Shares Portfolio
ING JPMorgan Small Cap Core Equity Portfolio	VY JPMorgan Small Cap Core Equity Portfolio
ING Large Cap Growth Portfolio	Voya Large Cap Growth Portfolio
ING Large Cap Value Portfolio	Voya Large Cap Value Portfolio
ING Limited Maturity Bond Portfolio	Voya Limited Maturity Bond Portfolio
ING Multi-Manager Large Cap Core Portfolio	Voya Multi-Manager Large Cap Core Portfolio
ING PIMCO High Yield Portfolio[1]	Voya High Yield Portfolio
ING Templeton Global Growth Portfolio	VY Templeton Global Growth Portfolio
ING U.S. Stock Index Portfolio	Voya U.S. Stock Index Portfolio

[1]	Effective close of business February 4, 2014, ING PIMCO High Yield Portfolio became ING High Yield Portfolio.

153

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2	(1213-022114)

Annual Report

December 31, 2013

Classes ADV, I and S

ING Investors Trust

■	ING BlackRock Inflation Protected Bond Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Report of Independent Registered Public Accounting Firm	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Portfolio of Investments	27
Tax Information	34
Shareholder Meeting Information	35
Trustee and Officer Information	36
Additional Information	40

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolio’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 40.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays U.S. Treasury Inflation Protected Securities Index	An unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2013 (as a percentage of net assets)
U.S. Treasury Obligations	53.4%
Foreign Government Bonds	18.7%
U.S. Government Agency Obligations	18.1%
Purchased Options	0.5%
Corporate Bonds/Notes	0.1%
Collateralized Mortgage Obligations	0.0%
Assets in Excess of Other Liabilities*	9.2%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Brian Weinstein, Managing Director, and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio’s Class I shares provided a total return of –8.41% compared to the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned –8.61% for the same period.

Portfolio Review: Throughout most of the year, and particularly in the period leading up to May-June 2013, the Portfolio was underweight real rates in the 5- to 10-year sectors of the TIPS curve. This positioning was beneficial to the Portfolio as the U.S. Federal Reserve Board (the “Fed”) tapering fears and weak inflation data pressured the TIPS market tremendously. The Portfolio was biased to increase its short real rates bias, especially as a very weak inflation print and nearly bidless 5-year TIPS auction materialized in April. While this was the dominant risk expression leading into June, the significant re-pricing of real rates afforded the Portfolio attractive entry points to express a more constructive view on TIPS. In the latter half of the year, the Portfolio added longs in forward U.S. real rates (i.e. 20-year real rate, 10-years forward) as an expression of fundamental value.

For security selection, the Portfolio was short off-the-run TIPS versus on-the-run TIPS, favoring the most recently issued TIPS across the curve. It has held this position since the beginning of 2013, as the changing regulatory environment and heightened pressure on dealer inventory caused significant underperformance of off-the-run issues versus their on-the-run counterparts.

In the non-USD space, the Portfolio’s allocation to Italian inflation-linked bonds, primarily in the 2-5 year sector, contributed to performance. As the European crisis has mended and tail risk has been largely removed, there has been significant peripheral spread compression. Despite headline political risk that had emerged throughout various points in the year, Italian linkers showed strong overall performance, especially in the latter half of the year. The Portfolio was also underweight nominal UK gilts as an expression that safe-haven flows would reverse as the Eurozone mends, and result in reduced institutional sponsorship. Stronger data materialized for the UK in the second quarter, boosting investor sentiment and leading markets to price out a further increase in Bank of England asset purchases.

Top Ten Holdings as of December 31, 2013* (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	6.8%
France Government Bond OAT, 0.250%, 11/25/15	6.1%
Freddie Mac, 3.500%, 09/01/42	6.0%
Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	5.3%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/18	5.0%
Fannie Mae, 3.500%, 12/01/42	4.9%
United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	4.6%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	3.9%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	3.8%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/17	3.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

In the currency space, we have been structurally short JPY vs. USD, given the adoption of a 1% inflation goal by then Bank of Japan (“BOJ”) Governor Shirakawa. As the BOJ increased that threshold to 2% under Kuroda and implemented an aggressive stimulus to achieve that goal, we have profited from our conviction that the BOJ would succeed in depreciating the Yen. We have been short EUR vs. USD, in part as a hedge to our long Italian exposure. While this position has detracted from performance, our conviction has grown as the Euro drifted towards 1.40 in the third quarter. In addition, we have been short AUD vs. NOK, as we believed in the second quarter that the AUD would weaken as growth in China slowed. As data stabilized, we reduced the size of our position and realized gains. Lastly, we have held a short CHF vs. EUR constant at ˜1% throughout the year, and this position has neither contributed nor detracted from performance. We believe safe haven flows will shift away from the Swiss Franc as the Eurozone continues to stabilize.

Current Strategy and Outlook: In the U.S., the Portfolio is positioned with three structural themes/viewpoints to begin 2014: If domestic data continues to improve, we believe the Fed will be hard-pressed to convince the market that forward guidance will remain effective indefinitely; if the Fed is effective in anchoring front- to medium-term rates, we believe longer term inflation expectations should drift higher; and we favor long forward real rates, which we believe offer attractive convexity in a modestly growing economy.

Thus, the Portfolio maintains a short U.S. duration bias while favoring an overweight exposure to 30-year real rates expressed outright and on a breakeven basis. We continue to favor owning European real and front-end nominal rates versus the U.S. given the trajectory of European monetary policy relative to that of the U.S. As Europe maintains sluggish growth and prints weak inflation, we believe the ECB will be biased to accommodate going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	–8.98%	4.36%	3.86%
Class I	–8.41%	5.03%	4.53%
Class S	–8.62%	4.72%	4.23%
TIPS Index	–8.61%	5.63%	5.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class ADV	$1,000.00	$983.50	1.14%	$5.70	$1,000.00	$1,019.51	1.14%	$5.80
Class I	1,000.00	986.00	0.54	2.70	1,000.00	1,022.53	0.54	2.75
Class S	1,000.00	984.90	0.79	3.95	1,000.00	1,021.27	0.79	4.02

*	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of ING BlackRock Inflation Protected Bond Portfolio, a series of ING Investors Trust, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING BlackRock Inflation Protected Bond Portfolio as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2014

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

ASSETS:
Investments in securities at fair value*	$774,198,102
Short-term investments at fair value**	31,756,652
Short-term investments in affiliates at fair value***	34,419,805
Total investments at fair value	$840,374,559
Cash collateral for futures	4,567,226
Cash pledged for centrally cleared swaps (Note 2)	1,430,000
Cash pledged as collateral for OTC derivatives (Note 2)	1,700,000
Foreign currencies at value****	8,935,330
Receivables:
Investment securities sold	275,544
Fund shares sold	4,792,436
Dividends	824
Interest	3,496,156
Unrealized appreciation on forward foreign currency contracts	477,753
Variation margin receivable on centrally cleared swaps	243,415
Prepaid expenses	3,423
Total assets	866,296,666

LIABILITIES:
Payable for investment securities purchased	293,724
Payable for fund shares redeemed	462,908
Payable for foreign cash collateral for futures*****	4,197,758
Unrealized depreciation on forward foreign currency contracts	1,995,450
Unrealized depreciation on OTC swap agreements	2,422,969
Cash received as collateral for OTC derivatives (Note 2)	2,300,000
Payable for investment management fees	301,135
Payable for administrative fees	73,159
Payable for distribution and shareholder service fees	102,277
Payable for trustee fees	5,106
Other accrued expenses and liabilities	130,945
Written options, at fair valueˆ	1,463,951
Total liabilities	13,749,382
NET ASSETS	$852,547,284

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$938,657,007
Undistributed net investment income	1,509,962
Accumulated net realized loss	(51,957,008)
Net unrealized depreciation	(35,662,677)
NET ASSETS	$852,547,284
_______________________
* Cost of investments in securities	$807,699,807
** Cost of short-term investments	$31,756,652
*** Cost of short-term investments in affiliates	$34,419,805
**** Cost of foreign currencies	$8,949,860
***** Cost of payable for foreign cash collateral for futures	$4,197,758
ˆ Premiums received on written options	$1,839,457

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

Class ADV
Net assets	$74,204,208
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	8,110,012
Net asset value and redemption price per share	$9.15

Class I
Net assets	$476,968,641
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	50,627,070
Net asset value and redemption price per share	$9.42

Class S
Net assets	$301,374,435
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	32,171,776
Net asset value and redemption price per share	$9.37

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME:
Dividends	$1,645
Interest	4,511,289
Dividends from affiliated funds	57,865
Total investment income	4,570,799

EXPENSES:
Investment management fees	4,127,684
Distribution and shareholder service fees:
Class ADV	682,312
Class S	1,071,801
Transfer agent fees	1,651
Administrative service fees	1,021,328
Shareholder reporting expense	38,260
Professional fees	95,638
Custody and accounting expense	140,150
Trustee fees	30,640
Miscellaneous expense	42,290
Interest expense	56
Total expenses	7,251,810
Net waived and reimbursed fees	(136,463)
Net expenses	7,115,347
Net investment (loss)	(2,544,548)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(65,097,594)
Foreign currency related transactions	5,014,126
Futures	4,263,564
Swaps	11,922,297
Written options	(330,278)
Net realized loss	(44,227,885)
Net change in unrealized appreciation (depreciation) on:
Investments	(41,564,212)
Foreign currency related transactions	(3,106,772)
Futures	953,561
Swaps	(1,263,026)
Written options	124,104
Net change in unrealized appreciation (depreciation)	(44,856,345)
Net realized and unrealized loss	(89,084,230)
Decrease in net assets resulting from operations	$(91,628,778)

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(2,544,548)	$6,803,188
Net realized gain (loss)	(44,227,885)	61,010,481
Net change in unrealized (depreciation)	(44,856,345)	(1,438,220)
Increase (decrease) in net assets resulting from operations	(91,628,778)	66,375,449

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(280,469)
Class I	—	(2,572,795)
Class S	—	(2,506,888)
Net realized gains:
Class ADV	(5,829,445)	(4,535,306)
Class I	(31,555,058)	(23,857,342)
Class S	(25,448,314)	(29,688,376)
Total distributions	(62,832,817)	(63,441,176)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	145,156,569	332,559,266
Reinvestment of distributions	62,832,817	63,441,176
	207,989,386	396,000,442
Cost of shares redeemed	(399,999,798)	(209,716,403)
Net increase (decrease) in net assets resulting from capital share transactions	(192,010,412)	186,284,039
Net increase (decrease) in net assets	(346,472,007)	189,218,312

NET ASSETS:
Beginning of year or period	1,199,019,291	1,009,800,979
End of year or period	$852,547,284	$1,199,019,291
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$1,509,962	$(1,579,906)

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class ADV
12-31-13	10.74	(0.07	)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14		1.14		(0.66)		74,204	613
12-31-12	10.73	0.02		0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13		1.13		0.19		102,747	475
12-31-11	10.26	0.14	•	1.01	1.15	0.23	0.45	—	0.68	—	10.73	11.50	1.29	1.13		1.13		1.36		63,860	465
12-31-10	10.07	0.04	•	0.47	0.51	0.11	0.21	—	0.32	—	10.26	5.07	1.31	1.11	†	1.11	†	0.36	†	21,390	413
12-31-09	9.33	0.12		0.78	0.90	0.15	0.01	—	0.16	—	10.07	9.58	1.33	1.18		1.18		1.21		1	305
Class I
12-31-13	10.97	(0.00	)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54		0.54		(0.05)		476,969	613
12-31-12	10.91	0.09		0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53		0.53		0.83		508,369	475
12-31-11	10.41	0.26		0.97	1.23	0.28	0.45	—	0.73	—	10.91	12.10	0.54	0.53		0.53		2.45		423,197	465
12-31-10	10.15	0.13		0.46	0.59	0.12	0.21	—	0.33	—	10.41	5.89	0.56	0.51	†	0.51	†	1.23	†	424,890	413
12-31-09	9.37	0.17	•	0.80	0.97	0.18	0.01	—	0.19	—	10.15	10.33	0.58	0.58		0.58		1.74		392,010	305
Class S
12-31-13	10.94	(0.04	)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79		0.79		(0.40)		301,374	613
12-31-12	10.90	0.06		0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78		0.78		0.50		587,903	475
12-31-11	10.40	0.20	•	1.01	1.21	0.26	0.45	—	0.71	—	10.90	11.91	0.79	0.78		0.78		1.86		522,743	465
12-31-10	10.16	0.10		0.46	0.56	0.11	0.21	—	0.32	—	10.40	5.59	0.81	0.76	†	0.76	†	0.96	†	264,757	413
12-31-09	9.42	0.26	•	0.66	0.92	0.17	0.01	—	0.18	—	10.16	9.73	0.83	0.83		0.83		2.60		166,825	305

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-one active separate investment series. The one series included in this report is: ING BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond” or the “Portfolio”). The Portfolio is non-diversified as defined in the 1940 Act. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The Portfolio is authorized to offer three classes of shares: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolio. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolio. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolio (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by the Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured the Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolio. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolio distributes net investment income, if any, monthly and distributes net capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolio’s investment strategy permits the Portfolio to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Portfolio. Associated risks are not the risks that the Portfolio is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio.The Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Portfolio intends to enter into financial

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Portfolio has entered into master netting arrangements, established within the Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2013, the maximum amount of loss that the Portfolio would incur if the counterparties to its derivative transactions failed to perform would be $4,352,797 which represents the gross payments to be received by the Portfolio on purchased options and forward foreign currency contracts were they to be unwound as of December 31, 2013. Certain counterparties had posted $2,300,000 in cash collateral to reduce the potential loss to the Portfolio.

The Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio’s net assets and or a percentage decrease in the Portfolio’s NAV, which could cause the Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Portfolio’s Master Agreements.

At December 31, 2013, the Portfolio had a net liability position of $5,809,132 on open OTC swaps, forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2013, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2013, the Portfolio had posted $1,700,000 in cash collateral for open OTC derivative transactions. In addition, the Portfolio pledged $1,142,000 principal amount in U.S. Treasury Inflation Indexed Securities as collateral for open OTC derivatives. This security has been footnoted as pledged on the Portfolio of Investments.

H.  Forward Foreign Currency Contracts. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

For the year ended December 31, 2013, the Portfolio has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2013, the Portfolio had average contract amounts on forward

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency contracts to buy and sell of $57,904,197 and $249,548,740, respectively.

I.  Futures Contracts. The Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Portfolio’s Statement of Operations. Realized gains (losses) are reported in the Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2013, the Portfolio has pledged U.S. Treasury Inflation Indexed Protected Securities with a par value of $2,060,000 with the broker as collateral for open futures contracts. The securities have been footnoted as pledged in the Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2013, the Portfolio purchased and sold futures contracts on various bonds and notes as part of its duration strategy.

During the year ended December 31, 2013, the Portfolio had average notional values on futures contracts purchased and sold of $234,011,574 and $445,596,082, respectively.

J.  Options Contracts. The Portfolio may purchase put and call options and may write (sell) put options and covered call options. The Portfolio may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolio upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolio will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolio give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2013, the Portfolio had purchased options on exchange-traded futures contracts to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased options on exchange-traded futures at December 31, 2013.

During the year ended December 31, 2013, the Portfolio had purchased options on foreign currencies to manage is foreign exchange exposure. Please refer

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to the Portfolio of Investments for open purchased options currencies at December 31, 2013.

During the year ended December 31, 2013, the Portfolio had purchased interest rate swaptions to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased interest rate swaptions at December 31, 2013.

During the year ended December 31, 2013, the Portfolio had purchased inflation caps and inflation floors to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased inflation caps at December 31, 2013.

During the year ended December 31, 2013, the Portfolio had written options on exchange-traded futures contracts to generate income. Please refer to the table following the Portfolio of Investments for open written options on exchange-traded futures at December 31, 2013.

During the year ended December 31, 2013, the Portfolio had written interest rate swaptions to generate income. Please refer to the table following the Portfolio of Investments for open written options on currencies at December 31, 2013.

During the year ended December 31, 2013, the Portfolio had written inflation caps to generate income. Please refer to the table following the Portfolio of Investments for open interest rate swaptions at December 31, 2013.

During the year ended December 31, 2013, the Portfolio had written options on foreign currencies to generate income. Please refer to the table following the Portfolio of Investments for open foreign currency options at December 31, 2013.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2013.

K.  Swap Agreements. The Portfolio may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Portfolio’s Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by the Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. The Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which the Portfolio may make payments that are greater than what the Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2013, the Portfolio had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $38,801,000.

For the year ended December 31, 2013, the Portfolio had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $106,820,000.

The Portfolio enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Portfolio of Investments for open interest rate swaps at December 31, 2013.

At December 31, 2013, the Portfolio had posted $1,430,000 in cash collateral for open centrally cleared interest rate swaps.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, the Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2013, the Portfolio had entered into total return swaps to increase exposure to the interest rate risk of various indices. These total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indices. The Portfolio enters into total return swaps as part of its duration and inflation strategy. For the year ended December 31, 2013, the Portfolio had an average notional amount of $409,579,188 on total return swaps. Please refer to the table following the Portfolio of Investments for open total return swaps at December 31, 2013.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. The Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the following exception: The Bank of New York Mellon (“BNY”) provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements (see Note 11). Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$2,742,056,511	$2,824,969,325

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$3,204,371,818	$3,272,128,606

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolio has entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on annual rates of 0.45% of the first $200 million; 0.40% of the next $800 million; 0.30% of the amount in excess of $1 billion of the average daily net assets of the Portfolio.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio’s operations, and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (the “Sub-Adviser”). The Sub-Adviser provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio and not the Sub-Adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S shares of the Portfolio. The Plan compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to IID at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Class ADV shares of the Portfolio have a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of the Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive a portion of the distribution fee equal to 0.15% of the Portfolio’s average daily net assets attributable to Class ADV shares so that the actual fee paid by the Portfolio is a rate of 0.35%. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee this waiver will continue.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement with the Portfolio, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Class ADV	Class I	Class S
1.23%	0.63%	0.88%

The Investment Adviser may, at a later date, recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations.

As of December 31, 2013, the Portfolio did not have any amounts waived or reimbursed that are subject to recoupment by the Investment Adviser.

The expense limitation agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the Portfolio:

Affiliated Investment Company/Subsidiary	Percentage
ING National Trust	8.75%
ING Retirement Conservative Portfolio	15.24
ING Retirement Moderate Portfolio	26.90
ING Solution 2015 Portfolio	6.20
ING USA Annuity and Life Insurance Company	34.14

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolio has a common owner that owns over 25% of the outstanding securities of the Portfolio, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolio.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustee fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by the Investment Adviser until distribution in accordance with the Plan.

NOTE 8 — LINE OF CREDIT

The Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio utilized the line of credit during the year ended December 31, 2013.

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
2	$945,000	1.08%

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for the Portfolio during the year ended December 31, 2013 were as follows:

	AUD Notional	EUR Notional	GBP Notional	USD Notional	Cost
Balance at 12/31/2012	11,545,000	—	—	10,385,000	$172,765
Options Purchased	—	33,330,000	5,800,000	10,600,000	489,544
Options Terminated in Closing Sell Transactions	—	(11,200,000)	(5,800,000)	(20,985,000)	(426,086)
Options Expired	(11,545,000)	(8,800,000)	—	—	(132,651)
Balance at 12/31/2013	—	13,330,000	—	—	$103,572

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interest rate swaptions for the Portfolio during the year ended December 31, 2013 were as follows:

	USD Notional	EUR Notional	Cost
Balance at 12/31/2012	109,100,000	10,100,000	$2,606,095
Options Purchased	113,300,000	—	4,327,758
Options Terminated in Closing Sell Transactions	(140,300,000)	—	(3,087,608)
Options Expired	(43,500,000)	—	(492,130)
Balance at 12/31/2013	38,600,000	10,100,000	$3,354,115

Transactions in purchased inflation floor options for the Portfolio during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/2012	—	$—
Options Purchased	8,810,000	17,828
Options Terminated in Closing Sell Transactions	—	—
Options Expired	—	—
Balance at 12/31/2013	8,810,000	$17,828

Transactions in purchased inflation cap options for the Portfolio during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/2012	—	$—
Options Purchased	54,760,000	82,141
Options Terminated in Closing Sell Transactions	—	—
Options Expired	—	—
Balance at 12/31/2013	54,760,000	$82,141

Transactions in purchased options on exchange-traded futures contracts for the Portfolio during the year ended December 31, 2013 were as follows:

	Number of Contracts	Cost
Balance at 12/31/2012	159	$92,245
Options Purchased	4,869	2,053,739
Options Terminated in Closing Sell Transactions	(240)	(712,768)
Options Exercised	(791)	(100,566)
Options Expired	(3,346)	(1,185,068)
Balance at 12/31/2013	651	$147,582

Transactions in written foreign currency options for the Portfolio during the year ended December 31, 2013 were as follows:

	AUD Notional	EUR Notional	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2012	—	—	—	6,005,000	$40,260
Options Written	11,000,000	55,035,000	5,800,000	37,710,000	1,319,155
Options Terminated in Closing Sell Transactions	—	—	—	—	—
Options Exercised	—	—	—	(6,005,000)	(40,260)
Options Expired	(11,000,000)	(41,745,000)	(5,800,000)	(33,220,000)	(1,075,642)
Balance at 12/31/2013	—	13,290,000	—	4,490,000	$243,513

Transactions in written inflation caps for the Portfolio during the year ended December 31, 2013 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/2012	3,140,000	$217,411
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Balance at 12/31/2013	3,140,000	$217,411

Transactions in written interest rate swaptions for the Portfolio during the year ended December 31, 2013 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/2012	146,300,000	10,100,000	$2,177,117
Options Written	262,700,000	—	1,444,303
Options Terminated in Closing Purchase Transactions	(302,700,000)	—	(2,169,332)
Options Expired	(27,100,000)	—	(121,273)
Balance at 12/31/2013	79,200,000	10,100,000	$1,330,815

Transactions in written options on exchange-traded futures contracts for the Portfolio during the year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2012	159	$31,974
Options Written	7,137	1,905,155
Options Terminated in Closing Purchase Transactions	(1,292)	(762,574)
Options Exercised	(313)	(202,504)
Options Expired	(5,040)	(924,333)
Balance at 12/31/2013	651	$47,718

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class ADV
12/31/2013	1,110,945	—	621,476	(3,193,399)	(1,460,978)	11,319,723	—	5,829,445	(31,108,399)	(13,959,231)
12/31/2012	3,608,930	—	450,601	(438,936)	3,620,595	39,124,335	—	4,815,775	(4,761,295)	39,178,815
Class I
12/31/2013	10,731,007	—	3,276,745	(9,730,218)	4,277,534	110,794,078	—	31,555,058	(98,063,938)	44,285,198
12/31/2012	12,609,172	—	2,422,271	(7,459,151)	7,572,292	139,222,758	—	26,430,137	(82,887,171)	82,765,724
Class S
12/31/2013	2,211,668	—	2,653,630	(26,453,142)	(21,587,844)	23,042,768	—	25,448,314	(270,827,461)	(222,336,379)
12/31/2012	13,964,150	—	2,958,238	(11,125,032)	5,797,356	154,212,173	—	32,195,264	(122,067,937)	64,339,500

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio. At December 31, 2013, the Portfolio did not have any outstanding securities on loan.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolio and their corresponding risks, see the Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolio may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolio’s investments.

Investment by Funds-of-Funds. As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Portfolio may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(2,011,363)	$5,634,416	$(3,623,053)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2013		Year Ended December 31, 2012
Ordinary Income	Long-term Capital Gain	Ordinary Income
$60,825,848	$2,006,969	$63,441,176

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Capital Loss Carryforwards
Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$(36,514,794)	$(29,431,874)	ST	None
	(20,155,320)	LT	None
	$(49,587,194)

The Portfolio’s major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operation.

NOTE 15 — SUBSEQUENT EVENTS

On January 23, 2014, the Board approved a new advisory fee waiver side letter. Effective January 1, 2014, the Investment Adviser will waive 0.04% of the advisory fee through May 1, 2015.

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

26

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.1%
		Financial: 0.1%
590,000		Bear Stearns Cos., Inc., 2.760%, 03/10/14	$588,318	0.1

		Total Corporate Bonds/Notes (Cost $587,991)	588,318	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
117,412		GMAC Commercial Mortgage Securities, Inc., 4.547%, 12/10/41	117,752	0.0

		Total Collateralized Mortgage Obligations (Cost $112,591)	117,752	0.0

U.S. TREASURY OBLIGATIONS: 53.4%
		Treasury Inflation Indexed Protected Securities: 53.4%
5,293,897		0.125%, due 04/15/16	5,439,479	0.6
30,268,095		0.125%, due 04/15/17	31,130,040	3.7
41,625,184		0.125%, due 04/15/18	42,470,675	5.0
14,056,203		0.125%, due 01/15/22	13,506,029	1.6
14,365,379		0.125%, due 07/15/22	13,758,772	1.6
21,797,207		0.125%, due 01/15/23	20,578,787	2.4
12,383,930		0.375%, due 07/15/23	11,937,428	1.4
8,328,952		0.625%, due 07/15/21	8,455,511	1.0
6,485,947		0.625%, due 02/15/43	4,985,313	0.6
5,689,493		0.750%, due 02/15/42	4,573,152	0.5
3,122,818		1.125%, due 01/15/21	3,282,010	0.4
13,921,570		1.250%, due 07/15/20	14,897,166	1.7
22,690,800		1.375%, due 01/15/20	24,374,888	2.9
29,953,561		1.750%, due 01/15/28	32,058,488	3.8
4,845,534		1.875%, due 07/15/19	5,387,628	0.6
21,462,826		2.000%, due 01/15/26	23,775,102	2.8
5,237,661		2.125%, due 01/15/19	5,852,064	0.7
14,739,834		2.125%, due 02/15/40	16,549,487	1.9
8,111,175		2.125%, due 02/15/41	9,107,965	1.1
50,391,582	S	2.375%, due 01/15/25	57,934,597	6.8
20,396,281		2.375%, due 01/15/27	23,494,762	2.8
3,110,851		2.500%, due 07/15/16	3,415,496	0.4
979,002		2.500%, due 01/15/29	1,149,409	0.1
3,217,009		3.375%, due 04/15/32	4,278,747	0.5
25,081,585		3.625%, due 04/15/28	33,166,484	3.9
28,644,566	S	3.875%, due 04/15/29	39,248,641	4.6

		Total U.S. Treasury Obligations (Cost $490,496,709)	454,808,120	53.4

FOREIGN GOVERNMENT BONDS: 18.7%
EUR 3,625,679		Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.750%, 04/15/18	5,192,382	0.6
EUR 18,765,000		Bundesschatzanweisungen, 0.220%, 12/11/15	25,703,558	3.0
CAD 1,351,407		Canadian Government Bond, 1.500%, 12/01/44	1,346,026	0.1

FOREIGN GOVERNMENT BONDS: (continued)
EUR 31,541,749		Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	$45,246,463	5.3
EUR 37,770,000		France Government Bond OAT, 0.250%, 11/25/15	51,916,993	6.1
EUR 605,900		Hellenic Republic Government Bond, 16.610%, 10/15/42	9,919	0.0
EUR 19,255,139		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16	27,334,509	3.2
NZD 3,699,178		New Zealand Government Bond, 3.000%, 09/20/30	3,053,374	0.4

		Total Foreign Government Bonds (Cost $157,204,116)	159,803,224	18.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.1%
		Federal Home Loan Mortgage Corporation: 8.0%##
51,725,040		3.500%, due 09/01/42	51,456,403	6.0
11,936,074		3.500%, due 09/01/42	11,863,193	1.4
5,442,793		3.500%, due 07/01/43	5,409,466	0.6
			68,729,062	8.0

		Federal National Mortgage Association: 10.1%##
14,434,845		3.500%, due 03/01/42	14,363,101	1.7
30,272,912		3.500%, due 10/01/42	30,113,222	3.5
41,689,805		3.500%, due 12/01/42	41,482,897	4.9
			85,959,220	10.1

		Total U.S. Government Agency Obligations (Cost $155,593,162)	154,688,282	18.1

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.5%
		Exchange-Traded Options: 0.0%
651	@	Eurodollar 2-Year Mid-Curve Option, Strike @ 98.750, Exp. 01/10/14	317,362	0.0

		Options on Currencies: 0.0%
6,670,000	@	Put EUR vs. Call USD, Strike @ 1.317, Exp. 01/24/14 Counterparty: Deutsche Bank AG	3,195	0.0
6,660,000	@	Put EUR vs. Call USD, Strike @ 1.350, Exp. 01/24/14 Counterparty: Deutsche Bank AG	20,913	0.0
			24,108	0.0

See Accompanying Notes to Financial Statements

27

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		Options on Inflation Floors: 0.0%
8,810,000	@	Inflation Rate Floor on Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU), Portfolio receives maximum of 0% minus CPTFEMU., Exp. 11/19/15 Counterparty: Barclays Bank PLC	$13,688	0.0

		Options on Inflations Caps: 0.0%
6,085,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 05/13/14 Counterparty: Deutsche Bank AG	33	0.0
12,170,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 05/10/14 Counterparty: Deutsche Bank AG	66	0.0
36,505,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 05/10/14 Counterparty: Deutsche Bank AG	197	0.0
			296	0.0

		OTC Interest Rate Swaptions: 0.5%
9,700,000	@	Receive a fixed rate equal to 3.850% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 10/02/14 Counterparty: Deutsche Bank AG	675,298	0.1
19,200,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.254%, Exp. 02/01/16 Counterparty: Deutsche Bank AG	758,108	0.1
9,700,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 6.280%, Exp. 10/02/14 Counterparty: Deutsche Bank AG	275,151	0.0

PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions: (continued)
10,100,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	$2,128,395	0.3
			3,836,952	0.5

		Total Purchased Options (Cost $3,705,238)	4,192,406	0.5

		Total Long-Term Investments (Cost $807,699,807)	774,198,102	90.8

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.8%
		Mutual Funds: 3.7%
31,756,652		Dreyfus Treasury & Agency Cash Management Fund — Institutional Shares, 0.040%†† (Cost $31,756,652)	31,756,652	3.7

		Affiliated Investment Companies: 4.1%
34,419,805		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $34,419,805)	34,419,805	4.1

		Total Short-Term Investments (Cost $66,176,457)	66,176,457	7.8

		Total Investments in Securities (Cost $873,876,264)	$840,374,559	98.6
		Assets in Excess of Other Liabilities	12,172,725	1.4
		Net Assets	$852,547,284	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2013.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

CAD	Canadian Dollar

EUR	EU Euro

NZD	New Zealand Dollar

See Accompanying Notes to Financial Statements

28

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $875,194,000.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,740,560
Gross Unrealized Depreciation	(38,560,001)
Net Unrealized Depreciation	$(34,819,441)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Purchased Options	$317,362	$3,875,044	$—	$4,192,406
Corporate Bonds/Notes	—	588,318	—	588,318
Collateralized Mortgage Obligations	—	117,752	—	117,752
Foreign Government Bonds	—	159,803,224	—	159,803,224
U.S. Treasury Obligations	—	454,808,120	—	454,808,120
Short-Term Investments	66,176,457	—	—	66,176,457
U.S. Government Agency Obligations	—	154,688,282	—	154,688,282
Total Investments, at fair value	$66,493,819	$773,880,740	$—	$840,374,559
Other Financial Instruments+
Centrally Cleared Swaps	—	591,567	—	591,567
Forward Foreign Currency Contracts	—	477,753	—	477,753
Futures	2,001,523	—	—	2,001,523
Total Assets	$68,495,342	$774,950,060	$—	$843,445,402
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(132,155)	$—	$(132,155)
Forward Foreign Currency Contracts	—	(1,995,450)	—	(1,995,450)
Futures	(1,051,636)	—	—	(1,051,636)
OTC Swaps	—	(2,422,969)	—	(2,422,969)
Written Options	(73,238)	(1,390,713)	—	(1,463,951)
Total Liabilities	$(1,124,874)	$(5,941,287)	$—	$(7,066,161)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
BlackRock Liquidity Funds, TempFund, Institutional Class	$82,995,964	$2,603,523,890	$(2,652,100,049)	$—	$34,419,805	$57,865	$—	$—
	$82,995,964	$2,603,523,890	$(2,652,100,049)	$—	$34,419,805	$57,865	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

29

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	British Pound	1,000,000	Buy	01/23/14	$1,635,881	$1,655,728	$19,847
Credit Suisse Group AG	EU Euro	8,186,416	Buy	01/15/14	11,296,719	11,262,027	(34,692)
Credit Suisse Group AG	Norwegian Krone	31,502,523	Buy	01/15/14	5,004,761	5,191,291	186,530
Deutsche Bank AG	Swiss Franc	2,134,430	Buy	01/15/14	2,393,713	2,392,934	(779)
Deutsche Bank AG	New Zealand Dollar	3,890,000	Buy	01/23/14	3,195,421	3,194,128	(1,293)
Deutsche Bank AG	Australian Dollar	1,946,797	Buy	01/23/14	1,788,186	1,735,828	(52,358)
Deutsche Bank AG	EU Euro	1,670,000	Buy	01/23/14	2,257,189	2,297,406	40,217
Deutsche Bank AG	Norwegian Krone	2,758,000	Buy	01/15/14	464,409	454,490	(9,919)
Deutsche Bank AG	Australian Dollar	1,400,000	Buy	01/23/14	1,328,576	1,248,286	(80,290)
UBS AG	Norwegian Krone	4,829,805	Buy	01/15/14	776,139	795,902	19,763
							$87,026

Barclays Bank PLC	EU Euro	62,859,000	Sell	01/22/14	$86,476,509	$86,474,650	$1,859
Barclays Bank PLC	EU Euro	67,213,000	Sell	01/22/14	90,762,688	92,464,416	(1,701,728)
Barclays Bank PLC	Canadian Dollar	1,403,000	Sell	01/23/14	1,354,685	1,320,077	34,608
BNP Paribas Bank	Australian Dollar	4,291,000	Sell	01/23/14	3,878,424	3,825,995	52,429
BNP Paribas Bank	EU Euro	3,827,000	Sell	01/22/14	5,174,399	5,264,775	(90,376)
BNP Paribas Bank	New Zealand Dollar	1,347,000	Sell	01/23/14	1,127,396	1,106,039	21,357
Deutsche Bank AG	New Zealand Dollar	2,367,000	Sell	01/23/14	1,919,559	1,943,574	(24,015)
UBS AG	Japanese Yen	457,968,000	Sell	01/23/14	4,450,348	4,349,205	101,143
							$(1,604,723)

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	298	12/15/14	$102,110,813	$220,643
90-Day Eurodollar	566	09/18/17	137,028,600	(551,911)
U.S. Treasury 2-Year Note	437	03/31/14	96,058,063	(175,777)
U.S. Treasury 5-Year Note	368	03/31/14	43,907,000	(217,728)
			$379,104,476	$(724,773)
Short Contracts
90-Day Eurodollar	(383)	12/15/14	$(95,338,275)	$(91,674)
90-Day Eurodollar	(566)	09/14/15	(140,268,950)	109,254
Canada 10-Year Bond	(32)	03/20/14	(3,818,009)	50,066
Euro-Schatz	(502)	03/06/14	(76,173,614)	(14,546)
U.S. Treasury 10-Year Note	(1,089)	03/20/14	(133,998,052)	956,612
U.S. Treasury Long Bond	(383)	03/20/14	(49,143,688)	446,412
U.S. Treasury Ultra Long Bond	(107)	03/20/14	(14,578,750)	218,536
			$(513,319,338)	$1,674,660

ING BlackRock Inflation Protected Bond Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 0.484%	08/08/15	USD 88,300,000	$(130,654)	$(132,155)
Receive a floating rate equal to the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 1.543%	08/01/18	USD 19,900,000	61,588	61,218
Receive a floating rate equal to the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 2.880%	07/12/23	USD 14,800,000	174,235	173,918

See Accompanying Notes to Financial Statements

30

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 3.689%	11/22/43	USD 5,700,000	$257,878	$257,723
Receive a floating rate equal to the 3-month USB-LIBOR-BBA and pay a fixed rate equal to 3.743%	11/26/43	USD 2,800,000	98,785	98,708
			$461,832	$459,412

ING BlackRock Inflation Protected Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.500% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Deutsche Bank AG	03/17/24	USD 9,000,000	$(557,361)	$—	$(557,361)
			$(557,361)	$—	$(557,361)

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the positive price return of the Barclays Real Rates Basket. Pay a floating rate based on the 1-month USD-LIBOR-BBA plus 35 basis points, and, if negative, the absolute value of the total return of the basket. Counterparty: Barclays Bank PLC	01/22/14	USD 304,191,898	$(1,865,608)	$—	$(1,865,608)
			$(1,865,608)	$—	$(1,865,608)

ING BlackRock Inflation Protected Bond Portfolio Written Inflation Caps Outstanding on December 31, 2013:

Inflation Caps

Description	Counterparty	Exercise Rate	Exercise Index	Termination Date	Notional Amount	Premiums Received	Fair Value
Cap — HICPx Index	Deutsche Bank AG	2.500%	Maximum of [1-(Index Final/Index Initial)] or $0	04/26/22	EUR 3,140,000	$217,411	$(61,712)
						$217,411	$(61,712)

ING BlackRock Inflation Protected Bond Portfolio Written Options Open on December 31, 2013:

Exchange-Traded Options

Description	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Fair Value
Eurodollar 2-Year Mid-Curve Option	98.50	01/10/14	651	$47,718	$(73,238)
				$47,718	$(73,238)

ING BlackRock Inflation Protected Bond Portfolio Written OTC Options on December 31, 2013:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Currencies
6,660,000	Deutsche Bank AG	Call EUR vs. Put USD	1.405	EUR	01/24/14	$57,633	$(15,524)
6,630,000	Deutsche Bank AG	Put EUR vs. Call USD	1.350	EUR	01/24/14	121,897	(20,819)
4,490,000	Deutsche Bank AG	Call USD vs. JPY Put	105.250	USD	03/18/14	63,983	(80,818)
			Total Written OTC Options			$243,513	$(117,161)

See Accompanying Notes to Financial Statements

31

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Written Swaptions Open on December 31, 2013:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Deutsche Bank AG	6-month EUR-EURIBOR	Pay	4.500%	06/08/22	EUR 10,100,000	$475,559	$(719,558)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.250%	06/27/14	USD 14,100,000	148,403	(136,745)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.250%	08/18/14	USD 25,500,000	382,500	(346,420)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	1.250%	06/27/14	USD 14,100,000	148,403	(2,359)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	1.250%	08/18/14	USD 25,500,000	175,950	(6,758)
				Total Written Swaptions			$1,330,815	$(1,211,840)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$24,108
Interest rate contracts	Investments in securities at value*	4,168,298
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	477,753
Interest rate contracts	Net Assets — Unrealized appreciation**	591,567
Interest rate contracts	Net Assets — Unrealized appreciation***	2,001,523
Total Asset Derivatives		$7,263,249
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,995,450
Interest rate contracts	Unrealized depreciation on OTC swap agreements	2,422,969
Interest rate contracts	Net Assets — Unrealized depreciation**	132,155
Interest rate contracts	Net Assets — Unrealized depreciation***	1,051,636
Interest rate contracts	Written options, at fair value	1,346,790
Foreign exchange contracts	Written options, at fair value	117,161
Total Liability Derivatives		$7,066,161

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

***	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$(528,262)	$956,205	$—	$—	$1,115,901	$1,543,844
Interest rate contracts	2,106,104	—	4,263,564	11,922,297	(1,446,179)	16,845,786
Total	$1,577,842	$956,205	$4,263,564	$11,922,297	$(330,278)	$18,389,630

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Foreign exchange contracts	$86,559	$(3,092,762)	$—	$—	$179,328	$(2,826,875)
Interest rate contracts	826,228	—	953,561	(1,263,206)	(55,224)	461,359
Total	$912,787	$(3,092,762)	$953,561	$(1,263,206)	$124,104	$(2,365,516)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

32

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, December 31, 2013:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	UBS AG	Totals
Assets:
Purchased options	$13,688	$—	$—	$—	$3,861,356	$—	$3,875,044
Forward foreign currency contracts	36,467	73,786	19,847	186,530	40,217	120,906	477,753
Total Assets	$50,155	$73,786	$19,847	$186,530	$3,901,573	$120,906	$4,352,797
Liabilities:
Forward foreign currency contracts	$1,701,728	$90,376	$—	$34,692	$168,654	$—	$1,995,450
Interest rate swaps	—	—	—	—	557,361	—	557,361
Total Return Swaps	1,865,608	—	—	—	—	—	1,865,608
Written options	—	—	—	—	1,390,713	—	1,390,713
Total Liabilities	$3,567,336	$90,376	$—	$34,692	$2,116,728	$—	$5,809,132

Net OTC derivative instruments by counterparty, at fair value	$(3,517,181)	$(16,590)	$19,847	$151,838	$1,784,845	$120,906	$(1,456,335)

Total collateral pledged by the Portfolio/(Received from counterparty)	$1,700,000	$—	$—	$—	$(2,300,000)	$—	$(600,000)

Net Exposure(1)	$(1,817,181)	$(16,590)	$19,847	$151,838	$(515,155)	$120,906	$(2,056,335)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

33

TAX INFORMATION (Unaudited)

Distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING BlackRock Inflation Protected Bond Portfolio
All Classes	STCG	$0.6213
All Classes	LTCG	$0.0205

STCG — Short-term capital gain

LTCG — Long-term capital gain

The Portfolio designates 100.00% of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

34

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Investors Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Portfolio with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING BlackRock Inflation Protected Portfolio	1*	86,603,054.719	5,041,155.000	6,504,025.000	20,808.337	98,169,043.056
	8*	83,599,207.469	8,164,723.750	6,384,303.750	20,808.087	98,169,043.056

*	Proposals Passed

ING Investors Trust	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5*	3,772,604,208.181	200,055,617.846	0.000	0.000	3,972,659,826.027
John V. Boyer	5*	3,771,764,050.384	200,895,775.643	0.000	0.000	3,972,659,826.027
Patricia W. Chadwick	5*	3,772,206,322.587	200,453,503.440	0.000	0.000	3,972,659,826.027
Albert E. DePrince, Jr.	5*	3,765,707,671.886	206,952,154.141	0.000	0.000	3,972,659,826.027
Peter S. Drotch	5*	3,767,827,922.960	204,831,903.067	0.000	0.000	3,972,659,826.027
J. Michael Earley	5*	3,770,753,270.683	201,906,555.344	0.000	0.000	3,972,659,826.027
Martin J. Gavin**	5*	3,775,692,739.886	196,967,086.141	0.000	0.000	3,972,659,826.027
Russell H. Jones	5*	3,772,527,763.683	200,132,062.344	0.000	0.000	3,972,659,826.027
Patrick W. Kenny	5*	3,771,382,294.384	201,277,531.643	0.000	0.000	3,972,659,826.027
Shaun P. Mathews	5*	3,770,296,611.683	202,363,214.344	0.000	0.000	3,972,659,826.027
Joseph E. Obermeyer	5*	3,772,728,725.886	199,931,100.141	0.000	0.000	3,972,659,826.027
Sheryl K. Pressler	5*	3,770,539,151.683	202,120,674.344	0.000	0.000	3,972,659,826.027
Roger B. Vincent	5*	3,770,381,868.886	202,277,957.141	0.000	0.000	3,972,659,826.027

*	Proposal Passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

35

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Trustee	January 2005– Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	171	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013– Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007– Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997– Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013– Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005– Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– Present).	171	None.

36

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006– Present	Consultant (May 2001– Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006– Present).	171
ING Capital Corporation, LLC (December 2005–Present) and ING Investments Distributor, LLC (December 2005–Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

37

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

38

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

39

ADDITIONAL INFORMATION (Unaudited)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments Distributor, LLC, the Distributor for the Portfolio, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolio, will be renamed Voya Funds Services, LLC. The Portfolio as well as the Registrant that the Portfolio is organized under will also be renamed.

The new Registrant and Portfolio name will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING BlackRock Inflation Protected Bond Portfolio	VY BlackRock Inflation Protected Bond Portfolio

40

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT3AIS (1213-021914)

Annual Report

December 31, 2013

Classes ADV, I and S

ING Investors Trust

■	ING DFA World Equity Portfolio

■	ING Franklin Templeton Founding Strategy Portfolio

■	ING Global Perspectives Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)	Please see the “Additional Information” section regarding rebranding details on page 37.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING DFA World Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Joseph H. Chi, Jed S. Fogdall, David A. Plecha and Joseph F. Kolerich, Portfolio Managers of DFA.

Performance: For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 24.90% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 22.80% for the same period.

Portfolio Specifics: The Portfolio invests in a combination of underlying funds advised by DFA (the “Underlying Funds”). The Portfolio’s investment strategy is process driven, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity securities with desired characteristics. As of December 31, 2013, the Portfolio, through its Underlying Funds, held approximately 12,000 equity securities across 44 eligible countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. For the period ended December 31, 2013, the Portfolio outperformed its benchmark. The Portfolio, through its Underlying Funds, had a greater allocation to small- and mid-capitalization company securities, as compared to the Index, during a period when smaller company securities outperformed larger company securities. Most of the impact from this small-capitalization premium came from the United States and the United Kingdom. The Portfolio also benefited from having a lesser allocation to emerging markets, as compared to the Index, during a period when emerging market countries underperformed.

Current Strategy and Outlook: DFA is guided by a philosophy based upon investment risk and return that is supported by rigorous academic and empirical research. DFA implements this investment philosophy by targeting sources of higher expected returns within the global equity markets. We pursue a disciplined and strategic approach to identifying securities for purchase or sale in the Underlying Funds, recognizing that changing and unpredictable market conditions will not necessarily deliver those higher expected returns in every time period. We emphasize consistency, cost awareness and diversification as the most reliable way to capture those expected returns in the long-term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2013

(as a percent of net assets)

U.S. Equity	35-55%
International Developed	35-55%
Emerging Markets	5-20%
Global Real Estate	0-10%
Total	100%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING DFA WORLD EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S August 20, 2007
Class ADV	24.51%	14.82%	2.64%
Class I	25.25%	15.54%	3.31%
Class S	24.90%	15.25%	3.06%
MSCI ACW Index	22.80%	14.92%	3.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING DFA World Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective April 30, 2010, the Portfolio was converted from a mutual fund, which invests directly in securities, to a fund-of-funds, which invest in other mutual funds. In addition, on April 30, 2010, the Portfolio’s sub-adviser changed.

5

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks capital appreciation. Income is a secondary consideration. The Portfolio seeks to achieve its investment objective by investing in a combination of ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services LLC (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the S&P 500® Index and the MSCI World IndexSM as benchmarks to which it compares the performance of the Portfolio. For the year ended December 31, 2013, the Portfolio’s Class S shares provided a total return of 24.02% compared to the S&P 500® Index and the MSCI World IndexSM, which returned 32.39% and 26.68%, respectively, for the same period.

Target Allocations

as of December 31, 2013

(as a percent of net assets)

ING Franklin Income Portfolio — Class I	33 1⁄3%
ING Franklin Mutual Shares Portfolio — Class I	33 1⁄3%
ING Templeton Global Growth Portfolio — Class I	33 1⁄3%

100.0%

Portfolio holdings are subject to change daily.

Average Annual Total Returns for the Underlying Funds and their Respective Benchmarks for the Period Ended December 31, 2013
1 Year
ING Franklin Income Portfolio, Class I	14.81%
S&P 500® Index	32.39%
Barclays U.S. Aggregate Bond Index	-2.02%
ING Franklin Mutual Shares Portfolio, Class I	28.01%
S&P 500® Index	32.39%
ING Templeton Global Growth Portfolio, Class I	30.96%
MSCI World IndexSM	26.68%

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	23.60%	15.03%	3.36%
Class I	24.42%	15.70%	4.02%
Class S	24.02%	15.42%	3.75%
S&P 500® Index	32.39%	17.94%	5.66%
MSCI World IndexSM	26.68%	15.02%	2.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Templeton Founding Strategy Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

ING GLOBAL PERSPECTIVES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Global Perspectives Portfolio (the ’’Portfolio’’) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.

Approximately 60% of the Portfolio’s net assets are allocated to underlying funds that invest predominantly in equity securities; approximately 40% of the Portfolio’s net assets are allocated to underlying funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the period from inception on May 1, 2013 through December 31, 2013, the Portfolio’s Class S shares provided a total return of

5.40%, compared to the S&P Target Risk Growth Index and a composite index which is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index (“Composite Index”), which returned 8.76% and 9.49%, respectively, for the same period.

Portfolio Specifics: During the period, broad global equity diversification contributed to positive investment returns, with the United States continuing its dominant run by accelerating in the final months of 2013. Fixed Income returns were negative for the period due to rising rates commensurate with a growing economy, but high-yield bonds performed well.

In equity, small-caps led the pack with a 26% total return, but mid-and large-caps returned 16.9% and 17.4%, respectively. Mid-cap stocks continue to outperform large-caps on a long-term basis, as they offer the appealing combination of the wherewithal of a large company and the growth potential of a small one in our opinion. While the U.S. Federal Reserve Board’s (the “Fed”) extraordinary monetary stimulus certainly acted as a support to domestic markets, gains were further driven by fundamental strength in corporate profits, consumer spending, housing, manufacturing and other positive economic factors that ultimately led the Fed to announce that it would begin tapering its bond buying In January 2014.

Developed areas of Europe, Australasia and the Far East did well also, as the MSCI EAFE® Index was positive during the period. In contrast, emerging markets underperformed, with the MSCI BRIC Index ending the period in slightly negative territory. With interest rates moving higher, global real estate investment trusts (“REIT”) also had difficulty during the period. REITs are not as interest sensitive as many think, however, and we believe commercial real estate earnings should improve with the economy in 2014.

Fixed income was another story; most indices posted losses as interest rates moved higher. Longer-term U.S. Treasury securities bore the brunt of rising rates, Fed tapering and diminished global risk, which contributed to losses. In fixed income, flows moved from perceived safe havens to credit-driven investments such as high-yield corporate bonds.

Over the reporting period the performance of our tactical asset allocation strategy was positive, but the Portfolio underperformed the S&P Target Risk Growth benchmark due primarily to asset class selection. The Portfolio was positioned at our Target Allocation, fully invested in equities consistent with our fundamental model’s positive signal, during the fourth quarter’s positive equity market returns. A Defensive Allocation will be implemented only when our fundamental model has a negative signal. With the Target Allocation, each underlying fund is approximately equally weighted within the broad globally diversified portfolio of equity and debt securities. Therefore, under the Target Allocation, all underlying funds will have approximately a 10% weighting.

The Portfolio’s performance was positive across certain asset classes, resulting in a strong absolute return. The Portfolio underperformed its benchmark due to negative asset class selection. In equity, the Portfolio’s underperformed the S&P 500® Index, primarily due to the underperformance of ING Clarion Global Real Estate Fund and ING Emerging Markets Index Fund. This underperformance was somewhat offset by the positive relative performance in fixed income, primarily due to the outperformance of ING PIMCO High Yield Fund.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, global trade and frontier markets. Risks and uncertainties remain, in particular in Europe and areas of the global banking system in our opinion. However, we believe positive fundamentals should dominate in 2014, contributing to continued positive corporate earnings growth. Our strategy is effective diversification through broad global allocations to equity and fixed income investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of October 31, 2013

(percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	9.5%
U.S. Government Bonds	9.5%
Global Bonds	9.5%
U.S. High Yield Bonds	9.5%
Cash	2%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL PERSPECTIVES PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2013
Since Inception of Classes ADV, I and S May 1, 2013
Class ADV	5.10%
Class I	5.50%
Class S	5.40%
S&P Target Risk Growth Index	8.76%
Composite Index	9.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Global Perspectives Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**
ING DFA World Equity Portfolio
Class ADV	$1,000.00	$1,169.60	0.87%	$4.74	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,173.00	0.27	1.48	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,170.80	0.52	2.85	1,000.00	1,022.58	0.52	2.65
ING Franklin Templeton Founding Strategy Portfolio
Class ADV	$1,000.00	$1,139.70	0.68%	$3.67	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,143.20	0.08	0.43	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	1,141.40	0.33	1.78	1,000.00	1,023.54	0.33	1.68
ING Global Perspective Portfolio
Class ADV	$1,000.00	$1,084.60	0.89%	$4.68	$1,000.00	$1,020.72	0.89%	$4.53
Class I	1,000.00	1,088.80	0.29	1.53	1,000.00	1,023.74	0.29	1.48
Class S	1,000.00	1,087.70	0.54	2.84	1,000.00	1,022.48	0.54	2.75

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING DFA World Equity Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and ING Global Perspectives Portfolio, each a series of ING Investors Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING DFA World Equity Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and ING Global Prospectives Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2014

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING DFA World Equity Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Global Perspectives Portfolio
ASSETS:
Investments in unaffiliated underlying funds at fair value*	$193,252,774	$—	$—
Investments in affiliated underlying funds at fair value**	—	948,396,472	24,710,519
Short-term investments at fair value***	309,922	—	—

Total investments at fair value	$193,562,696	$948,396,472	$24,710,519

Cash	—	—	17
Receivables:
Investment in affiliated underlying funds sold	—	2,741,745	792
Fund shares sold	41,572	24,694	—
Dividends	21	—	—
Foreign tax reclaims	423	—	—
Prepaid expenses	683	3,365	11
Prepaid offering expense	—	—	8,357
Reimbursement due from manager	50	—	6,341

Total assets	193,605,445	951,166,276	24,726,037

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	227,830	—	—
Payable for fund shares redeemed	1,168,920	2,766,440	803
Payable for investment management fees	41,924	80,255	3,583
Payable for administrative fees	16,098	39,682	1,624
Payable for distribution and shareholder service fees	41,097	201,074	9,642
Payable for trustee fees	897	4,363	19
Other accrued expenses and liabilities	35,094	89,714	27,406

Total liabilities	1,531,860	3,181,528	43,077

NET ASSETS	$192,073,585	$947,984,748	$24,682,960

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$175,652,549	$816,595,390	$24,226,974
Undistributed net investment income	2,979,145	21,438,946	33,673
Accumulated net realized gain (loss)	(31,823,653)	(164,157,897)	33,971
Net unrealized appreciation	45,265,544	274,108,309	388,342

NET ASSETS	$192,073,585	$947,984,748	$24,682,960

* Cost of investments in unaffiliated underlying funds	$147,987,222	$—	$—
** Cost of investments in affiliated underlying funds	$—	$674,288,163	$24,322,177
*** Cost of short-term investments	$309,922	$—	$—

Class ADV
Net assets	$4,690,635	$11,141,565	$24,390,118
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	443,117	1,041,682	2,319,907
Net asset value and redemption price per share	$10.59	$10.70	$10.51
Class I
Net assets	$2,897,772	$2,530,362	$261,223
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	267,374	231,380	24,753
Net asset value and redemption price per share	$10.84	$10.94	$10.55
Class S
Net assets	$184,485,178	$934,312,821	$31,619
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,060,415	85,855,014	3,001
Net asset value and redemption price per share	$10.81	$10.88	$10.54

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING DFA World Equity Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Global Perspectives Portfolio
			May 1, 2013(1) to December 31, 2013
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$—	$24,359,027	$67,646
Dividends from unaffiliated underlying funds	3,823,872	—	—

Total investment income	3,823,872	24,359,027	67,646

EXPENSES:
Investment management fees	448,613	—	2,528
Distribution and shareholder service fees:
Class ADV	26,116	58,108	17,979
Class S	433,913	2,156,368	51
Transfer agent fees	182	990	121
Administrative service fees	179,444	436,259	2,527
Shareholder reporting expense	385	62,931	13,349
Professional fees	15,880	94,675	6,963
Custody and accounting expense	2,949	62,975	564
Trustee fees	5,383	26,175	113
Offering expense	—	—	16,643
Miscellaneous expense	2,367	20,931	3,403
Interest expense	225	—	—

Total expenses	1,115,457	2,919,412	64,241
Net waived and reimbursed fees	(175,249)	(11,621)	(42,508)

Net expenses	940,208	2,907,791	21,733

Net investment income	2,883,664	21,451,236	45,913

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	—	—	1,083
Capital gain distributions from unaffiliated underlying funds	1,581,310	—	—
Sale of unaffiliated underlying funds	4,239,772	—	—
Sale of affiliated underlying funds	—	13,658,375	19,809

Net realized gain	5,821,082	13,658,375	20,892

Net change in unrealized appreciation (depreciation) on:
Unaffiliated underlying funds	31,281,183	—	—
Affiliated underlying funds	—	151,576,400	388,342
Foreign currency related transactions	17	—	—
Net change in unrealized appreciation (depreciation)	31,281,200	151,576,400	388,342

Net realized and unrealized gain	37,102,282	165,234,775	409,234

Increase in net assets resulting from operations	$39,985,946	$186,686,011	$455,147

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING DFA World Equity Portfolio		ING Franklin Templeton Founding Strategy Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,883,664	$3,520,079	$21,451,236	$23,190,348
Net realized gain (loss)	5,821,082	1,678,623	13,658,375	(17,466,057)
Net change in unrealized appreciation	31,281,200	22,032,620	151,576,400	111,273,936

Increase in net assets resulting from operations	39,985,946	27,231,322	186,686,011	116,998,227

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(66,622)	(42,285)	(181,035)	(174,794)
Class I	(48,318)	(35,135)	(61,620)	(65,542)
Class S	(3,420,547)	(3,417,768)	(22,947,730)	(28,582,639)

Total distributions	(3,535,487)	(3,495,188)	(23,190,385)	(28,822,975)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,525,846	8,502,470	41,188,770	10,339,965
Reinvestment of distributions	3,535,487	3,495,188	23,190,385	28,822,975

	14,061,333	11,997,658	64,379,155	39,162,940
Cost of shares redeemed	(25,811,044)	(30,037,316)	(68,783,762)	(103,948,691)

Net decrease in net assets resulting from capital share transactions	(11,749,711)	(18,039,658)	(4,404,607)	(64,785,751)

Net increase in net assets	24,700,748	5,696,476	159,091,019	23,389,501

NET ASSETS:
Beginning of year or period	167,372,837	161,676,361	788,893,729	765,504,228

End of year or period	$192,073,585	$167,372,837	$947,984,748	$788,893,729

Undistributed net investment income at end of year or period	$2,979,145	$3,533,795	$21,438,946	$23,178,095

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

ING Global Perspectives Portfolio
May 1, 2013(1) to December 31, 2013
FROM OPERATIONS:
Net investment income	$45,913
Net realized gain	20,892
Net change in unrealized appreciation	388,342

Increase in net assets resulting from operations	455,147

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,418,446

24,418,446
Cost of shares redeemed	(190,633)

Net increase in net assets resulting from capital share transactions	24,227,813

Net increase in net assets	24,682,960

NET ASSETS:
Beginning of year or period	—

End of year or period	$24,682,960

Undistributed net investment income at end of year or period	$33,673

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING DFA World Equity Portfolio
Class ADV
12-31-13	8.67	0.14	•	1.96	2.10	0.18		—	—	0.18		—	10.59	24.51	1.12	0.87		0.87		1.50		4,691	4
12-31-12	7.53	0.16	•	1.14	1.30	0.16		—	—	0.16		—	8.67	17.59	1.14	0.86		0.86		1.96		2,421	5
12-31-11	8.52	0.15	•	(0.94)	(0.79)	0.20		—	—	0.20		—	7.53	(9.52)	1.16	0.82		0.82		1.80		1,797	10
12-31-10	7.01	0.27		1.40	1.67	0.16		—	—	0.16		—	8.52	24.21	1.21	0.88	†	0.88	†	3.45	†	769	132
12-31-09	5.78	0.11		1.09	1.20	0.00	*	—	—	0.00	*	0.03	7.01	21.28 ††	1.27	0.99		0.99		1.88		1	128
Class I
12-31-13	8.85	0.18	•	2.03	2.21	0.22		—	—	0.22		—	10.84	25.25	0.37	0.27		0.27		1.89		2,898	4
12-31-12	7.68	0.23	•	1.14	1.37	0.20		—	—	0.20		—	8.85	18.23	0.39	0.26		0.26		2.80		2,073	5
12-31-11	8.64	0.21	•	(0.96)	(0.75)	0.21		—	—	0.21		—	7.68	(8.96)	0.41	0.18		0.18		2.48		1,237	10
12-31-10	7.05	0.30		1.45	1.75	0.16		—	—	0.16		—	8.64	25.22	0.46	0.13	†	0.13	†	3.78	†	813	132
12-31-09	5.78	0.15	•	1.09	1.24	0.00	*	—	—	0.00	*	0.03	7.05	21.98 ††	0.52	0.39		0.39		2.39		333	128
Class S
12-31-13	8.83	0.16	•	2.02	2.18	0.20		—	—	0.20		—	10.81	24.90	0.62	0.52		0.52		1.61		184,485	4
12-31-12	7.66	0.18	•	1.17	1.35	0.18		—	—	0.18		—	8.83	17.89	0.64	0.51		0.51		2.12		162,879	5
12-31-11	8.62	0.15	•	(0.92)	(0.77)	0.19		—	—	0.19		—	7.66	(9.17)	0.66	0.43		0.43		1.73		158,642	10
12-31-10	7.04	0.18		1.54	1.72	0.14		—	—	0.14		—	8.62	24.84	0.71	0.38	†	0.38	†	2.66	†	224,492	132
12-31-09	5.78	0.14		1.09	1.23	0.00	*	—	—	0.00	*	0.03	7.04	21.80 ††	0.77	0.64		0.64		2.29		155,803	128

ING Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-13	8.88	0.19	•	1.88	2.07	0.25		—	—	0.25		—	10.70	23.60	0.83	0.68		0.68		1.90		11,142	11
12-31-12	7.96	0.23	•	1.00	1.23	0.31		—	—	0.31		—	8.88	15.80	0.84	0.69		0.69		2.67		5,202	11
12-31-11	8.30	0.27	•	(0.41)	(0.14)	0.20		—	—	0.20		—	7.96	(1.81)	0.84	0.69		0.69		3.30		4,289	11
12-31-10	7.74	0.18	•	0.60	0.78	0.22		—	—	0.22		—	8.30	10.40	0.83	0.68		0.68		2.26		2,652	10
12-31-09	6.19	0.17	•	1.63	1.80	0.15		0.10	—	0.25		—	7.74	29.82	0.84	0.69		0.69		2.61		1	14
Class I
12-31-13	9.05	0.27	•	1.91	2.18	0.29		—	—	0.29		—	10.94	24.42	0.08	0.08		0.08		2.66		2,530	11
12-31-12	8.11	0.24	•	1.05	1.29	0.35		—	—	0.35		—	9.05	16.29	0.09	0.09		0.09		2.79		1,838	11
12-31-11	8.41	0.46	•	(0.54)	(0.08)	0.22		—	—	0.22		—	8.11	(1.15)	0.09	0.09		0.09		5.44		1,564	11
12-31-10	7.80	0.15	•	0.68	0.83	0.22		—	—	0.22		—	8.41	10.97	0.08	0.08		0.08		1.96		1,838	10
12-31-09	6.26	0.20	•	1.66	1.86	0.22		0.10	—	0.32		—	7.80	30.63	0.09	0.09		0.09		3.02		4,335	14
Class S
12-31-13	9.01	0.25	•	1.89	2.14	0.27		—	—	0.27		—	10.88	24.02	0.33	0.33		0.33		2.46		934,313	11
12-31-12	8.07	0.25	•	1.01	1.26	0.32		—	—	0.32		—	9.01	16.05	0.34	0.34		0.34		2.97		781,854	11
12-31-11	8.37	0.29	•	(0.40)	(0.11)	0.19		—	—	0.19		—	8.07	(1.40)	0.34	0.34		0.34		3.44		759,652	11
12-31-10	7.76	0.19		0.62	0.81	0.20		—	—	0.20		—	8.37	10.77	0.33	0.33		0.33		2.29		873,001	10
12-31-09	6.23	0.19		1.64	1.83	0.20		0.10	—	0.30		—	7.76	30.30	0.34	0.34		0.34		2.88		864,254	14

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

ING Global Perspectives Portfolio
Class ADV
05-01-13(5) - 12-31-13	10.00	0.12	•	0.39	0.51	—	—	—	—	—	10.51	5.10	2.58	0.89	0.89	1.80	24,390	8
Class I
05-01-13(5) - 12-31-13	10.00	0.15	•	0.40	0.55	—	—	—	—	—	10.55	5.50	1.83	0.29	0.29	2.23	261	8
Class S
05-01-13(5) - 12-31-13	10.00	0.14		0.40	0.54	—	—	—	—	—	10.54	5.40	2.08	0.54	0.54	2.03	32	8

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2009, ING DFA World Equity Portfolio total return would have been 20.80%, 21.50% and 21.31% for Class ADV, Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-one active separate investment series. The three series included in this report are: ING DFA World Equity Portfolio (“DFA World Equity”), ING Franklin Templeton Founding Strategy Portfolio (“Franklin Templeton Founding Strategy”) and ING Global Perspectives Portfolio (“Global Perspectives”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio offers three classes of shares: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”) serves as the investment adviser to all of the Portfolios except Global Perspectives. ING Investments, LLC (“ING Investments”) serves as the investment adviser to Global Perspectives. DSL and ING Investments are collectively referred to as the (“Investment Advisers”). ING Investment Management Co. LLC (“IIM”) serves as the sub-adviser to Global Perspectives. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

DFA World Equity seeks to achieve its investment objectives by investing in unaffiliated investment companies advised by Dimensional Fund Advisors LP that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

Franklin Templeton Founding Strategy seeks to achieve its investment objective by investing in affiliated investment companies sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

Global Perspectives seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The investment companies in which the Portfolios invest are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds and securities are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of the Portfolios’ investments in Underlying Funds is based on the net asset value (“NAV”) of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.

Investments in securities held in the Portfolios or the Underlying Funds of sufficient credit quality maturing in 60 days or less are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Investments in equity securities held by the Portfolios or the Underlying Funds and traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time.

Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ Valuation Procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the NAV.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolio (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. Each Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Advisers or sub-advisers, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. Each Portfolio records distributions to its shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. Each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis staring at the commencement of operations.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
DFA World Equity	$8,004,812	$20,226,162
Franklin Templeton Founding Strategy	94,027,370	100,043,217
Global Perspectives	24,694,594	393,309

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

DFA World Equity and Franklin Templeton Founding Strategy have entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. DFA World Equity pays DSL a fee of 0.25% of its average daily net assets. Franklin Templeton Founding Strategy does not pay DSL an advisory fee.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Global Perspectives has entered into an Investment Management Agreement with ING Investments. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on: 0.10% of average daily net assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in direct investments.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. For its services, IFS receives compensation in the amount equal to 0.10%, 0.05% and 0.10% of the average daily net assets of DFA World Equity, Franklin Templeton Founding Strategy and Global Perspectives, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S shares of the Portfolios. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Class ADV has a Rule 12b-1 Shareholder Service and Distribution Plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive a portion of the distribution fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares of each Portfolio, so that the actual fee paid by Class ADV shares is an annual rate of 0.35%. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee that the waiver will continue.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING USA Annuity and Life Insurance Company	DFA World Equity	94.78%
	Franklin Templeton Founding Strategy	96.94
	Global Perspectives	98.69

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolio.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by the Investment Advisers until distribution in accordance with the Plan.

NOTE 7 — LINE OF CREDIT

DFA World Equity and Global Perspectives, in addition to certain other funds managed by the Investment Advisers, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 7 — LINE OF CREDIT (continued)

The Portfolios utilized the line of credit during the year ended December 31, 2013 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
DFA World Equity	1	$835,000	1.17%

NOTE 8 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2013, the following Portfolio had the below payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Global Perspectives	Offering	$23,451

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

DSL and ING Investments have agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
DFA World Equity(1)(2)	1.05%	0.45%	0.70%
Franklin Templeton Founding Strategy(1)(3)	0.74%	0.14%	0.39%
Global Perspectives(4)	1.55%	0.95%	1.20%

(1)	The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the Underlying Funds in which the Portfolio invests.
(2)	For DFA World Equity, pursuant to a side letter, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.21%, 0.61% and 0.86% for Class ADV, Class I, and Class S shares respectively. Amounts waived pursuant to this side letter are not eligible for recoupment. The side letter will continue through May 1, 2014 unless: (i) the Board approves a modification or termination of the side letter; or (ii) the Investment Management Agreement or the expense limitation agreement has been terminated.
(3)	For Franklin Templeton Founding Strategy, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S shares, respectively.
(4)	For Global Perspectives, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund Level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Except as otherwise noted above, the Investment Advisers may at a later date recoup from each Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Outstanding reimbursement balances due to the Portfolios, if any, under its respective expense limitation agreements are reflected in Reimbursement due from manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
Global Perspectives	$—	$—	$38,948	$38,948

The expense limitation agreements are contractual through May 1, 2014 for DFA World Equity and Franklin Templeton Founding Strategy and through May 1, 2015 for Global Perspectives and shall renew automatically for one-year terms unless: (i) DSL or ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
DFA World Equity
Class ADV
12/31/2013	203,862	—	7,028	(47,040)	163,850	1,962,258	—	66,622	(458,761)	1,570,119
12/31/2012	79,539	—	5,492	(44,378)	40,653	644,781	—	42,286	(362,117)	324,950

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
DFA World Equity (continued)
Class I
12/31/2013	138,683	—	4,991	(110,540)	33,134	1,356,207	—	48,318	(1,083,294)	321,231
12/31/2012	96,592	—	4,482	(28,037)	73,037	807,551	—	35,135	(233,761)	608,925
Class S
12/31/2013	726,730	—	353,728	(2,461,322)	(1,380,864)	7,207,381	—	3,420,547	(24,268,989)	(13,641,061)
12/31/2012	849,238	—	435,940	(3,566,654)	(2,281,476)	7,050,138	—	3,417,767	(29,441,438)	(18,973,533)
Franklin Templeton Founding Strategy
Class ADV
12/31/2013	660,546	—	18,568	(223,420)	455,694	6,450,179	—	181,035	(2,140,612)	4,490,602
12/31/2012	127,548	—	21,633	(101,642)	47,539	1,081,145	—	174,794	(863,497)	392,442
Class I
12/31/2013	86,613	—	6,199	(64,452)	28,360	876,755	—	61,620	(660,491)	277,884
12/31/2012	119,927	—	7,974	(117,801)	10,100	1,030,810	—	65,542	(1,016,066)	80,286
Class S
12/31/2013	3,411,291	—	2,315,614	(6,615,331)	(888,426)	33,861,836	—	22,947,730	(65,982,659)	(9,173,093)
12/31/2012	975,987	—	3,489,944	(11,876,828)	(7,410,897)	8,228,010	—	28,582,639	(102,069,128)	(65,258,479)
Global Perspectives
Class ADV
5/1/2013(1)-12/31/2013	2,337,475	—	—	(17,568)	2,319,907	24,127,183	—	—	(180,520)	23,946,663
Class I
5/1/2013(1)-12/31/2013	25,729	—	—	(976)	24,753	261,253	—	—	(10,113)	251,140
Class S
5/1/2013(1)-12/31/2013	3,001	—	—	—	3,001	30,010	—	—	—	30,010

(1)	Commencement of operations.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
DFA World Equity	$—	$97,173	$(97,173)
Global Perspectives	(839)	(12,240)	13,079

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
	Ordinary Income	Ordinary Income
DFA World Equity	$3,535,487	$3,495,188
Franklin Templeton Founding Strategy	23,190,385	28,822,975

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
DFA World Equity	$2,981,272	$—	$44,609,508	$(31,167,617)	ST	2016
Franklin Templeton Founding Strategy	21,449,563	—	166,259,417	(18,260,768)	ST	2017
				(22,486,704)	ST	2018
				(15,561,533)	LT	None

				$(56,309,005)

Global Perspectives	70,511	1,083	392,928	—	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Advisers or sub-advisers. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 13 —  RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 14 — SUBSEQUENT EVENTS

On October 22, 2013, the Board approved a proposal to reorganize ING American Funds World Allocation Portfolio (the “Disappearing Portfolio”), which is not included in this report, with and into Global Perspectives (the “Reorganization”). The proposed

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2014. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about March 14, 2014. In addition, if shareholder approval is obtained, ING Investments would be contractually obligated to further limit expenses of Global Perspectives to 1.09%, 0.83%, and 1.08% for Class ADV, Class I, and Class S, respectively, via a side letter agreement through May 1, 2016. The Distributor would also be contractually obligated to further waive a portion of the distribution fee by 0.30% for Class ADV.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

26

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.6%
859,236	DFA Emerging Markets Core Equity Portfolio	$16,720,742	8.7
1,031,890	DFA International Real Estate Securities Portfolio	5,180,086	2.7
1,468,284	DFA International Vector Equity Portfolio	17,443,209	9.1
1,965,184	DFA Large Cap International Portfolio	44,393,500	23.1
1,530,240	DFA U.S. Core Equity 1 Portfolio	25,310,165	13.2
2,128,193	DFA U.S. Large Company Portfolio	30,986,487	16.1
324,520	DFA U.S. Small Cap Portfolio	10,060,109	5.2
803,785	VA International Small Portfolio	9,878,517	5.2
1,023,315	VA International Value Portfolio	13,497,525	7.0
449,640	VA U.S. Large Value Portfolio	9,838,126	5.1
530,080	VA U.S. Targeted Value Portfolio	9,944,308	5.2
	Total Mutual Funds (Cost $147,987,222)	193,252,774	100.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
309,922	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $309,922)	$309,922	0.2
	Total Short-Term Investments (Cost $309,922)	309,922	0.2

	Total Investments in Securities (Cost $148,297,144)	$193,562,696	100.8
	Liabilities in Excess of Other Assets	(1,489,111)	(0.8)

	Net Assets	$192,073,585	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
Cost for federal income tax purposes is $148,953,180.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$45,564,405
Gross Unrealized Depreciation	(954,889)

Net Unrealized Appreciation	$44,609,516

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2013
Asset Table
Investments, at fair value
Mutual Funds	$193,252,774	$—	$—	$193,252,774
Short-Term Investments	309,922	—	—	309,922

Total Investments, at fair value	$193,562,696	$—	$—	$193,562,696

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

27

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.0%
27,780,394	ING Franklin Income Portfolio - Class I	$313,918,450	33.1
28,933,431	ING Franklin Mutual Shares Portfolio - Class I	315,953,067	33.3
19,882,956	ING Templeton Global Growth Portfolio - Class I	318,524,955	33.6
	Total Investments in Affiliated Investment Companies (Cost $674,288,163)	$948,396,472	100.0

	Liabilities in Excess of Other Assets	(411,724)	—

	Net Assets	$947,984,748	100.0

Cost for federal income tax purposes is $782,137,055.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$166,259,417
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$166,259,417

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2013
Asset Table
Investments, at fair value
Affiliated Investment Companies	$948,396,472	$—	$—	$948,396,472
Total Investments, at fair value	$948,396,472	$—	$—	$948,396,472

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/2012	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/2013	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
ING Franklin Income Portfolio - Class I	$262,319,807	$50,656,008	$(21,775,790)	$22,718,425	$313,918,450	$15,231,434	$2,038,837	$—
ING Franklin Mutual Shares Portfolio - Class I	261,962,136	20,593,099	(30,066,833)	63,464,665	315,953,067	3,778,742	3,631,405	—
ING Templeton Global Growth Portfolio - Class I	264,895,600	22,778,263	(34,542,218)	65,393,310	318,524,955	5,348,851	7,988,133	—

	$789,177,543	$94,027,370	$(86,384,841)	$151,576,400	$948,396,472	$24,359,027	$13,658,375	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

ING GLOBAL PERSPECTIVES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.1%
226,171	ING Clarion Global Real Estate Portfolio - Class I	$2,478,834	10.0
221,075	ING Emerging Markets Index Portfolio - Class I	2,471,617	10.0
227,007	ING Global Bond Fund - Class R6	2,460,756	10.0
286,941	ING GNMA Income Fund - Class I	2,459,087	10.0
78,822	ING Growth and Income Portfolio - Class I	2,496,294	10.1
246,137	ING International Index Portfolio - Class I	2,471,215	10.0
149,284	ING MidCap Opportunities Portfolio - Class I	2,475,124	10.0
232,319	ING PIMCO High Yield Portfolio - Class I	2,464,907	10.0

Shares		Value	Percentage of Net Assets
100,095	ING Small Company Portfolio - Class I	$2,465,338	10.0
237,702	ING U.S. Bond Index Portfolio - Class I	2,467,347	10.0
	Total Investments in Affiliated Investment Companies (Cost $24,322,177)	$24,710,519	100.1
	Liabilities in Excess of Other Assets	(27,559)	(0.1)

	Net Assets	$24,682,960	100.0

Cost for federal income tax purposes is $24,317,591.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$438,007
Gross Unrealized Depreciation	(45,079)

Net Unrealized Appreciation	$392,928

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2013
Asset Table
Investments, at fair value
Affiliated Investment Companies	$24,710,519	$—	$—	$24,710,519
Total Investments, at fair value	$24,710,519	$—	$—	$24,710,519

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Security	Issuer	Beginning Market Value at 12/31/2012	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/2013	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
44982P625	ING Clarion Global Real Estate Portfolio - Class I	$—	$2,463,898	$(28,668)	$43,604	$2,478,834	$3,756	$(3,738)	$—
45685C837	ING Emerging Markets Index Portfolio - Class I	—	2,480,327	(30,623)	21,913	2,471,617	—	(1,329)	—
44980Q468	ING Global Bond Fund - Class I	—	40,711	(40,711)	—	—	136	(26)	—
44984B657	ING Global Bond Fund - Class R6	—	2,475,822	(19,831)	4,765	2,460,756	4,430	(1,064)	—
44977C415	ING GNMA Income Fund - Class I	—	2,492,596	(20,130)	(13,379)	2,459,087	4,013	(662)	—

See Accompanying Notes to Financial Statements

29

ING GLOBAL PERSPECTIVES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

Security	Issuer	Beginning Market Value at 12/31/2012	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/2013	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
44981R101	ING Growth and Income Portfolio - Class I	$—	$2,471,150	$(28,185)	$53,329	$2,496,294	$29,849	$3,136	$—
44981T685	ING International Index Portfolio - Class I	—	2,440,063	(67,777)	98,929	2,471,215	3	6,555	—
44981F784	ING MidCap Opportunities Portfolio - Class I	—	2,441,290	(56,402)	90,236	2,475,124	759	5,984	1,083
44982P203	ING PIMCO High Yield Portfolio - Class I	—	2,478,357	(19,974)	6,524	2,464,907	11,926	(590)	—
44981T867	ING Small Company Portfolio - Class I	—	2,439,330	(79,980)	105,988	2,465,338	—	12,264	—
44981T693	ING U.S. Bond Index Portfolio - Class I	—	2,511,129	(20,215)	(23,567)	2,467,347	12,774	(721)	—

		$—	$24,734,673	$(412,496)	$388,342	$24,710,519	$67,646	$19,809	$1,083

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount

ING DFA World Equity Portfolio
Class ADV	NII	$0.1839
Class I	NII	$0.2187
Class S	NII	$0.1956

ING Franklin Templeton Founding Strategy Portfolio
Class ADV	NII	$0.2508
Class I	NII	$0.2909
Class S	NII	$0.2683

NII - Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

31

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING DFA World Equity Portfolio	1	*	16,220,882.000	877,891.000	1,371,632.000	0.000	18,470,405.000
	8	*	15,258,780.667	2,014,322.667	1,197,301.666	0.000	18,470,405.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Franklin Templeton Founding Strategy Portfolio	1	*	73,416,324.000	3,202,134.000	9,882,855.000	0.000	86,501,313.000
	8	*	69,737,901.667	7,239,261.667	9,524,149.666	0.000	86,501,313.000

*	Proposals Passed

ING Investors Trust	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	3,772,604,208.181	200,055,617.846	0.000	0.000	3,972,659,826.027
John V. Boyer	5	*	3,771,764,050.384	200,895,775.643	0.000	0.000	3,972,659,826.027
Patricia W. Chadwick	5	*	3,772,206,322.587	200,453,503.440	0.000	0.000	3,972,659,826.027
Albert E. DePrince, Jr.	5	*	3,765,707,671.886	206,952,154.141	0.000	0.000	3,972,659,826.027
Peter S. Drotch	5	*	3,767,827,922.960	204,831,903.067	0.000	0.000	3,972,659,826.027
J. Michael Earley	5	*	3,770,753,270.683	201,906,555.344	0.000	0.000	3,972,659,826.027
Martin J. Gavin**	5	*	3,775,692,739.886	196,967,086.141	0.000	0.000	3,972,659,826.027
Russell H. Jones	5	*	3,772,527,763.683	200,132,062.344	0.000	0.000	3,972,659,826.027
Patrick W. Kenny	5	*	3,771,382,294.384	201,277,531.643	0.000	0.000	3,972,659,826.027
Shaun P. Mathews	5	*	3,770,296,611.683	202,363,214.344	0.000	0.000	3,972,659,826.027
Joseph E. Obermeyer	5	*	3,772,728,725.886	199,931,100.141	0.000	0.000	3,972,659,826.027
Sheryl K. Pressler	5	*	3,770,539,151.683	202,120,674.344	0.000	0.000	3,972,659,826.027
Roger B. Vincent	5	*	3,770,381,868.886	202,277,957.141	0.000	0.000	3,972,659,826.027

*	Proposal Passed
**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Trustee	May 2013 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007 - Present	Retired.	171	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997 - Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013 - Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171	ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co.
(April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.
(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

36

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the investment adviser to a certain Portfolio, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to a certain Portfolio, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name / Current Portfolio Name	New Registrant Name / New Portfolio Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING DFA World Equity Portfolio	VY DFA World Equity Portfolio
ING Franklin Templeton Founding Strategy Portfolio	VY Franklin Templeton Founding Strategy Portfolio
ING Global Perspectives Portfolio	Voya Global Perspectives Portfolio

37

Investment Advisers

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UIITF0F1AIS	(1213-021914)

Annual Report

December 31, 2013

ING Investors Trust

■	ING American Funds Asset Allocation Portfolio
■	ING American Funds Global Growth and Income Portfolio
■	ING American Funds International Growth and Income Portfolio
■	ING American Funds International Portfolio
■	ING American Funds World Allocation Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	21
Portfolio of Investments	30
Tax Information	35
Shareholder Meeting Information	36
Trustee and Officer Information	38
Additional Information	42

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic

1     Please see the “Additional Information” section regarding rebranding details on page 42.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index
The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index  includes publicly-issued U.S. corporate and specified foreign debentures and  secured notes that meet the specified maturity, liquidity, and quality  requirements. The index includes both corporate and non-corporate sectors. The  corporate sectors are industrial, utility and finance, which includes both U.S. and  non-U.S. corporations.

Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a  remaining maturity of 10 or more years, are rated investment grade, and have  $250 million or more of outstanding face value.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI All Country World IndexSM (ex U.S.)	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets, excluding the United States.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Asset Allocation Portfolio (the “Portfolio”) seeks high total return (including income and capital gains) consistent with preservation of capital over the long term by investing all of its assets in the Class 1 Shares of the American Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American Asset Allocation Fund commentary of the Annual Report of the American Funds Insurance Series® on page 54.

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception April 28, 2008
ING American Funds Asset Allocation Portfolio	23.11%	14.66%	6.63%
S&P 500® Index	32.39%	17.94%	7.44%
Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.58%
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index Composite	17.56%	12.71%	6.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Asset Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO

ING American Funds Global Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American Global Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American Global Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series® on page 50.

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception December 15, 2010
ING American Funds Global Growth and Income Portfolio	21.83%	10.76%
MSCI All Country World IndexSM	22.80%	10.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Global Growth and Income Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

5

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds International Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American International Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American International Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series® on page 52.

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	Since Inception December 15, 2010
ING American Funds International Growth and Income Portfolio	18.39%	7.57%
MSCI All Country World IndexSM (ex U.S.)	15.29%	5.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Growth and Income Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

ING American Funds International Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital by investing all of its assets in the Class 2 Shares of the American International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American International Fund commentary of the Annual Report of the American Funds Insurance Series® on page 48.

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
ING American Funds International Portfolio	21.00%	13.03%	7.96%
MSCI All Country World IndexSM (ex U.S.)	15.29%	12.81%	7.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2013
U.S. Large Cap	30%
Non-U.S./International	20%
Emerging Markets Equity	20%
Core Fixed Income	25%
High Yield Bonds	5%
Total	100%
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.

ING American Funds World Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio invests in a combination of American Funds Insurance Series® Funds (“Underlying Funds”). The Portfolio is managed by Paul Zemsky, CFA, Halvard Kvaale, CFA, and Derek Sasveld, CFA, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio’s shares provided a total return of 14.71% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”), the Barclays U.S. Aggregate Bond Index and a composite index consisting of 70% the MSCI ACWISM and 30% the Barclays U.S. Aggregate Bond Index (“Composite Index”), which returned 22.80%, –2.02% and 14.87%, respectively, for the same period.

Portfolio Specifics: Underperformance relative to the Composite Index for the reporting period was the result of the Portfolio’s allocations to international and emerging market assets. The American Funds Insurance Series® Blue Chip Income and Growth Fund, the American Funds Insurance Series® Growth Fund, the American Funds Insurance Series® New World Fund and the American Funds Insurance Series® High Income Bond Fund underperformed their asset class benchmarks and detracted from the Portfolio’s performance.

Three of the underlying strategies outperformed their respective asset class benchmarks and contributed positively to performance over the year. Outperformance was led by the American Funds Insurance Series® International Fund, followed closely by the American Funds Insurance Series® International Growth and Income Fund and the American Funds Insurance Series® Bond Fund.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, global trade and frontier markets. In our opinion, risks and uncertainties remain, in particular in Europe and areas of the global banking system. However, we believe positive fundamentals should dominate in 2014, contributing to continued positive corporate earnings growth. Our strategy is effective diversification through broad global allocations to equity and fixed income investments.

*	Effective August 30, 2013, Heather Hackett was removed as a portfolio manager of the Portfolio and Derek Sasveld was added as a portfolio manager of the Portfolio. Additionally, Effective April 30, 2013, the Portfolio’s shareholders approved the appointment of ING IM as the Sub-Adviser to the Portfolios, replacing the Asset Allocation Committee.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds.

8

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception September 29, 2008
ING American Funds World Allocation Portfolio	14.71%	13.13%	7.83%
MSCI ACWISM	22.80%	14.92%	9.11%
Barclays U.S. Aggregate Bond Index	–2.02%	4.44%	4.86%
Composite Index	14.87%	12.04%	8.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds World Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013**
ING American Funds Asset Allocation Portfolio
$1,000.00	$1,119.50	1.05%	$5.61	$1,000.00	$1,019.91	1.05%	$5.35
ING American Funds Global Growth and Income Portfolio
$1,000.00	$1,137.70	1.44%	$7.76	$1,000.00	$1,017.95	1.44%	$7.32
ING American Funds International Growth and Income Portfolio
$1,000.00	$1,143.00	1.50%	$8.10	$1,000.00	$1,017.64	1.50%	$7.63
ING American Funds International Portfolio
$1,000.00	$1,174.50	1.33%	$7.29	$1,000.00	$1,018.50	1.33%	$6.77
ING American Funds World Allocation Portfolio*
$1,000.00	$1,111.40	0.68%	$3.62	$1,000.00	$1,021.78	0.68%	$3.47

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the master fund (if applicable), multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Asset Allocation Portfolio, ING American Funds Global Growth and Income Portfolio, ING American Funds International Growth and Income Portfolio, ING American Funds International Portfolio, and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent of the master fund and underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING American Funds Asset Allocation Portfolio, ING American Funds Global Growth and Income Portfolio, ING American Funds International Growth and Income Portfolio, ING American Funds International Portfolio, and ING American Funds World Allocation Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 1 to the financial statements, ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio liquidated on February 7, 2014.

Boston, Massachusetts
February 19, 2014

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING American Funds Asset Allocation Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds International Growth and Income Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$523,116,624	$26,696,643	$20,020,775
Cash	40,745	62,821	58,662
Receivables:
Investment in master fund sold	1,569,643	36,603	6,898
Fund shares sold	—	—	1,878
Prepaid expenses	1,805	85	68
Total assets	524,728,817	26,796,152	20,088,281

LIABILITIES:
Payable for fund shares redeemed	1,569,643	36,603	6,898
Payable for administrative fees	—	1,110	824
Payable for distribution and shareholder service fees	306,691	15,544	11,543
Payable for trustee fees	2,332	102	77
Other accrued expenses and liabilities	99,124	15,220	21,084
Total liabilities	1,977,790	68,579	40,426
NET ASSETS	$522,751,027	$26,727,573	$20,047,855

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$326,598,309	$22,044,165	$17,351,334
Undistributed net investment income	4,739,907	678,481	428,581
Accumulated net realized gain	5,625,440	649,417	425,916
Net unrealized appreciation	185,787,371	3,355,510	1,842,024
NET ASSETS	$522,751,027	$26,727,573	$20,047,855
_________________
* Cost of investments in master fund at value	$337,329,254	$23,341,132	$18,178,752

Net assets	$522,751,027	$26,727,573	$20,047,855
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	39,539,409	2,025,507	1,661,729
Net asset value and redemption price per share	$13.22	$13.20	$12.06

_________________
(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of the American Asset Allocation, American Global Growth and Income, American International Growth and Income, and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$1,131,642,551	$—
Investments in underlying funds at fair value**	—	197,108,582
Cash	83,289	52
Receivables:
Investment in master fund sold	565,559	—
Investment in underlying funds sold	—	26,028
Fund shares sold	—	6,890
Prepaid expenses	4,074	706
Reimbursement due from manager	—	26,444
Total assets	1,132,295,473	197,168,702

LIABILITIES:
Payable for fund shares redeemed	565,559	32,919
Payable for investment management fees	—	16,493
Payable for administrative fees	—	16,493
Payable for distribution and shareholder service fees	471,238	98,951
Payable for trustee fees	5,354	957
Other accrued expenses and liabilities	191,723	58,719
Total liabilities	1,233,874	224,532
NET ASSETS	$1,131,061,599	$196,944,170

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,096,171,885	$162,709,991
Undistributed net investment income	8,628,396	2,837,407
Accumulated net realized gain (loss)	(101,054,541)	4,577,758
Net unrealized appreciation	127,315,859	26,819,014
NET ASSETS	$1,131,061,599	$196,944,170
_________________
* Cost of investments in master fund at value	$1,004,326,692	$—
** Cost of investments in underlying funds at value	$—	$170,289,567

Net assets	$1,131,061,599	$196,944,170
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	58,131,707	16,181,395
Net asset value and redemption price per share	$19.46	$12.17

_________________
(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of the American Asset Allocation, American Global Growth and Income, American International Growth and Income, and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING American Funds Asset Allocation Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds International Growth and Income Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$8,199,641	$845,152	$503,504
Total investment income	8,199,641	845,152	503,504
EXPENSES:
Distribution and shareholder service fees	3,263,907	142,357	107,882
Transfer agent fees	469	142	103
Administrative service fees	—	20,337	15,412
Shareholder reporting expense	63,655	4	201
Professional fees	61,930	10,274	7,601
Custody and accounting expense	35,206	955	553
Trustee fees	13,988	610	462
Proxy and solicitation costs (Note 7)	40,000	8,300	13,200
Miscellaneous expense	15,492	2,074	81
Interest expense	86	—	—
Total expenses	3,494,733	185,053	145,495
Net waived and reimbursed fees	(40,000)	(18,469)	(20,906)
Net expenses	3,454,733	166,584	124,589
Net investment income	4,744,908	678,568	378,915

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,132,807	951,147	715,145
Net realized gain	13,132,807	951,147	715,145
Net change in unrealized appreciation (depreciation) on:
Master fund	78,338,389	2,407,549	1,485,044
Net change in unrealized appreciation (depreciation)	78,338,389	2,407,549	1,485,044
Net realized and unrealized gain	91,471,196	3,358,696	2,200,189
Increase in net assets resulting from operations	$96,216,104	$4,037,264	$2,579,104

_________________
(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of the American Asset Allocation, American Global Growth and Income, American International Growth and Income, and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$14,394,206	$—
Dividends from underlying funds, net of foreign taxes withheld*	—	4,069,801
Interest	—	7
Total investment income	14,394,206	4,069,808
EXPENSES:
Investment management fees	—	191,394
Distribution and shareholder service fees	5,354,797	1,148,371
Transfer agent fees	825	271
Administrative service fees	—	191,394
Shareholder reporting expense	133,765	20,623
Professional fees	116,465	24,056
Custody and accounting expense	74,650	13,134
Trustee fees	32,129	5,742
Proxy and solicitation costs (Note 7)	40,000	40,000
Miscellaneous expense	28,985	4,179
Total expenses	5,781,616	1,639,164
Net waived and reimbursed fees	(40,000)	(336,171)
Net expenses	5,741,616	1,302,993
Net investment income	8,652,590	2,766,815

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(32,918,360)	4,218,232
Capital gain distributions from affiliated underlying funds	—	1,007,653
Net realized gain (loss)	(32,918,360)	5,225,885
Net change in unrealized appreciation (depreciation) on:
Master fund	229,691,393	—
Underlying funds	—	18,289,555
Net change in unrealized appreciation (depreciation)	229,691,393	18,289,555
Net realized and unrealized gain	196,773,033	23,515,440
Increase in net assets resulting from operations	$205,425,623	$26,282,255
* Foreign taxes withheld	$—	$64

_________________
(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of the American Asset Allocation, American Global Growth and Income, American International Growth and Income, and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Asset Allocation Portfolio		ING American Funds Global Growth and Income Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$4,744,908	$5,635,959	$678,568	$274,974
Net realized gain (loss)	13,132,807	3,366,431	951,147	(63,601)
Net change in unrealized appreciation	78,338,389	45,576,978	2,407,549	1,403,791
Increase in net assets resulting from operations	96,216,104	54,579,368	4,037,264	1,615,164

FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—	—	—
Net investment income	(5,637,897)	(5,001,975)	(275,004)	(157,681)
Net realized gains	(3,054,812)	(972,907)	(50,579)	(10,094)
Total distributions	(8,692,709)	(5,974,882)	(325,583)	(167,775)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	57,286,938	31,190,660	12,876,711	10,279,020
Reinvestment of distributions	8,692,709	5,974,882	325,583	167,775
	65,979,647	37,165,542	13,202,294	10,446,795
Cost of shares redeemed	(34,607,790)	(33,158,872)	(5,104,350)	(4,051,610)
Net increase in net assets resulting from capital share transactions	31,371,857	4,006,670	8,097,944	6,395,185
Net increase in net assets	118,895,252	52,611,156	11,809,625	7,842,574

NET ASSETS:
Beginning of year or period	403,855,775	351,244,619	14,917,948	7,075,374
End of year or period	$522,751,027	$403,855,775	$26,727,573	$14,917,948
Undistributed net investment income at end of year or period	$4,739,907	$5,632,896	$678,481	$274,917

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds International Growth and Income Portfolio		ING American Funds International Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$378,915	$193,006	$8,652,590	$9,469,263
Net realized gain (loss)	715,145	(98,149)	(32,918,360)	(42,716,505)
Net change in unrealized appreciation	1,485,044	880,919	229,691,393	198,549,969
Increase in net assets resulting from operations	2,579,104	975,776	205,425,623	165,302,727

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(192,035)	(126,290)	(9,473,687)	(13,951,410)
Net realized gains	—	(20,697)	—	—
Total distributions	(192,035)	(146,987)	(9,473,687)	(13,951,410)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,248,271	6,854,860	16,915,828	30,204,816
Reinvestment of distributions	192,035	146,987	9,473,687	13,951,410
	10,440,306	7,001,847	26,389,515	44,156,226
Cost of shares redeemed	(3,927,667)	(1,200,692)	(135,504,946)	(163,946,987)
Net increase (decrease) in net assets resulting from capital share transactions	6,512,639	5,801,155	(109,115,431)	(119,790,761)
Net increase in net assets	8,899,708	6,629,944	86,836,505	31,560,556

NET ASSETS:
Beginning of year or period	11,148,147	4,518,203	1,044,225,094	1,012,664,538
End of year or period	$20,047,855	$11,148,147	$1,131,061,599	$1,044,225,094
Undistributed net investment income at end of year or period	$428,581	$190,999	$8,628,396	$9,449,493

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds World Allocation Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$2,766,815	$2,945,353
Net realized gain	5,225,885	1,619,343
Net change in unrealized appreciation	18,289,555	18,300,898
Increase in net assets resulting from operations	26,282,255	22,865,594

FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—
Net investment income	(2,946,752)	(2,654,575)
Net realized gains	(1,918,323)	(14,442,186)
Total distributions	(4,865,075)	(17,096,761)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,436,719	14,328,824
Reinvestment of distributions	4,865,075	17,096,761
	13,301,794	31,425,585
Cost of shares redeemed	(25,822,855)	(35,703,053)
Net decrease in net assets resulting from capital share transactions	(12,521,061)	(4,277,468)
Net increase in net assets	8,896,119	1,491,365

NET ASSETS:
Beginning of year or period	188,048,051	186,556,686
End of year or period	$196,944,170	$188,048,051
Undistributed net investment income at end of year or period	$2,837,407	$2,966,530

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses excluding expenses of the master fund (2)(3)		Net investment income (loss) excluding expenses of the master fund (2)(3)	Net assets, end of year or period	Portfolio turnover rate (4)	Expenses including gross expenses of the master fund (2)(3)	Expenses including expenses net of voluntary waivers, if any, of the master fund (2)(3)	Expenses including expenses net of all reductions of the master fund (2)(3)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
ING American Funds Asset Allocation Portfolio
12-31-13	10.94	0.12		2.39	2.51	0.15	0.08	—	0.23	13.22	23.11	0.74	†	1.02	522,751	8	1.05	1.05	1.05	74
12-31-12	9.62	0.15		1.34	1.49	0.14	0.03	—	0.17	10.94	15.56	0.73		1.47	403,856	9	1.04	1.04	1.04	61
12-31-11	9.67	0.14		(0.05)	0.09	0.14	0.00 *	—	0.14	9.62	0.87	0.73		1.38	351,245	7	1.04	1.04	1.04	43
12-31-10	8.78	0.13		0.90	1.03	0.14	—	—	0.14	9.67	11.96	0.73		1.53	361,435	7	1.04	1.04	1.04	46
12-31-09	7.26	0.17	•	1.50	1.67	0.12	0.03	—	0.15	8.78	23.37	0.74		2.18	314,087	4	1.06	1.06	1.06	41
ING American Funds Global Growth and Income Portfolio
12-31-13	11.01	0.40	•	1.98	2.38	0.16	0.03	—	0.19	13.20	21.83	0.82	†	3.34	26,728	25	1.44	1.44	1.44	31
12-31-12	9.59	0.27	•	1.32	1.59	0.16	0.01	—	0.17	11.01	16.80	0.85	††	2.59	14,918	38	1.47	1.47	1.47	30
12-31-11	10.14	0.35	•	(0.90)	(0.55)	—	—	—	—	9.59	(5.42)	0.86	†††	3.60	7,075	43	1.47	1.47	1.47	25
12-15-10(5)–12-31-10	10.00	(0.00	)*	0.14	0.14	—	—	—	—	10.14	1.40	0.97	††††	(0.97)	3	—	1.58	1.58	1.58	30
ING American Funds International Growth and Income Portfolio
12-31-13	10.32	0.27	•	1.61	1.88	0.14	—	—	0.14	12.06	18.39	0.81	†	2.46	20,048	27	1.50	1.50	1.50	34
12-31-12	9.12	0.26	•	1.15	1.41	0.18	0.03	—	0.21	10.32	15.65	0.85	††	2.66	11,148	17	1.59	1.59	1.59	31
12-31-11	10.04	0.38	•	(1.30)	(0.92)	—	—	—	—	9.12	(9.16)	0.85	†††	3.97	4,518	46	1.58	1.58	1.58	48
12-15-10(5)–12-31-10	10.00	(0.00	)*	0.04	0.04	—	—	—	—	10.04	0.40	0.97	††††	(0.97)	3	—	1.71	1.71	1.71	31
ING American Funds International Portfolio
12-31-13	16.23	0.14	•	3.25	3.39	0.16	—	—	0.16	19.46	21.00	0.54		0.81	1,131,062	3	1.33	1.33	1.33	21
12-31-12	14.04	0.14	•	2.26	2.40	0.21	—	—	0.21	16.23	17.27	0.53		0.91	1,044,225	4	1.32	1.32	1.32	29
12-31-11	16.74	0.18	•	(2.53)	(2.35)	0.26	0.09	—	0.35	14.04	(14.38)	0.53		1.12	1,012,665	2	1.31	1.31	1.31	24
12-31-10	15.87	0.24		0.79	1.03	0.14	0.02	—	0.16	16.74	6.66	0.53		1.49	1,404,863	6	1.31	1.31	1.31	25
12-31-09	13.99	0.15		5.04	5.19	0.59	2.72	—	3.31	15.87	42.36	0.53		1.08	1,438,513	8	1.32	1.32	1.32	46

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Asset Allocation Portfolio, ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 0.75%, 0.91% and 0.94%, respectively.

††	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were .97% and 1.11%, respectively.

†††	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 1.59% and 1.90%, respectively.

††††	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 2.25% and 2.26%, respectively.

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reduction/ additions (2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses, net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($100’s)	(%)
ING American Funds World Allocation Portfolio
12-31-13	10.89	0.17	•	1.41	1.58	0.18	0.12	—	0.30	12.17	14.71	0.85	0.68	0.68	1.45	196,944	14
12-31-12	10.63	0.17	•	1.14	1.31	0.16	0.89	—	1.05	10.89	13.05	0.84	0.71	0.71	1.57	188,048	55
12-31-11	11.65	0.12		(0.77)	(0.65)	0.10	0.27	—	0.37	10.63	(5.87)	0.84	0.74	0.74	1.15	186,557	39
12-31-10	10.75	0.17		1.14	1.31	0.10	0.31	—	0.41	11.65	12.67	0.83	0.79	0.79	1.56	182,081	14
12-31-09	8.02	0.20		2.58	2.78	0.05	—	—	0.05	10.75	34.73	0.91	0.79	0.79	2.13	103,212	28

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-one active separate investment series. The five series included in this report are: ING American Funds Asset Allocation Portfolio (“ING American Funds Asset Allocation”), ING American Funds Global Growth and Income Portfolio (“ING American Funds Global Growth and Income”), ING American Funds International Growth and Income Portfolio (“ING American Funds International Growth and Income”), ING American Funds International Portfolio (“ING American Funds International”), and ING American Funds World Allocation Portfolio (“ING American Funds World Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

Each Portfolio (except ING American Funds World Allocation) operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2013, ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International held 3.2%,1.3%, 2.1% and 12.2% of the American Funds Asset Allocation Fund, American Funds Global Growth and Income Fund, American Funds International Growth and Income Fund, and American Funds International Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International. Directed Services LLC (“DSL”) serves as the investment adviser (collectively, with ING Investments, the “Investment Advisers”) to ING American Funds World Allocation. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to ING American Funds World Allocation. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

ING American Funds Global Growth and Income and ING American Funds International Growth and Income were liquidated on February 7, 2014.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. Each Portfolio’s investments in Master Funds or underlying funds (“Underlying Funds”) are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of each Portfolio’s (except ING American Funds World Allocation) investment in its corresponding Master Fund is based on the net asset value (“NAV”) of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report. The valuation of the ING American Funds World Allocation’s investments in its Underlying Funds is based on the NAV of the Underlying Funds each business day.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Advisers’ or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Master Funds or Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Master Funds or Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

The Board of Trustees (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition.  Security transactions are accounted for on trade date. Dividend income received from the master fund or underlying funds is recognized on the ex-dividend date and is recorded as dividends in the Statement of Operations. Capital gain distributions received from the master fund or underlying funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN MASTER FUNDS AND UNDERLYING FUNDS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of the Master Funds or Underlying Funds, were as follows:

	Purchases	Sales
ING American Funds Asset Allocation	$62,562,424	$35,038,562
ING American Funds Global Growth and Income	13,545,880	5,089,171
ING American Funds International Growth and Income	10,906,212	4,208,165
ING American Funds International	29,165,639	139,039,913
ING American Funds World Allocation	27,561,334	42,088,772

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES AND MASTER FUNDS EXPENSES

ING Investments provides ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International with advisory services, under a management agreement. Under the terms of the management agreement, during periods when ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International invest all or substantially all of their assets in another investment company, each respective Portfolio pays no management fee. During periods when ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International have not invested all or substantially all of their assets in another investment company, each respective Portfolio pays ING Investments a monthly management fee based on the following annual rates of the average daily net assets:

Portfolio	Fee
ING American Funds Asset Allocation
0.50% of the first $600 million; 0.42% on the next $600 million; 0.36% on the next $800 million; 0.32% on the next $1 billion; 0.28% on the next $2 billion; 0.26% on the next $3 billion; and 0.25% of the amount in excess of $8 billion

ING American Funds Global Growth and Income	0.69% of the first $600 million; 0.59% on the next $600 million; 0.53% on the next $800 million; 0.50% on the next $1 billion; and 0.48% of the amount in excess of $3 billion.
ING American Funds International Growth and Income	0.69% of the first $500 million; 0.59% on the next $500 million; and 0.53% of the amount in excess of $1 billion.
ING American Funds International
0.69% of the first $500 million of net assets, plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion, plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion, plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.45% on net assets in excess of $10.5 billion

Because each of ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International invests all of their assets in a Master Fund, each respective Portfolio and its shareholders will bear the fees and expenses of each respective Portfolio and the Master Fund in which it invests, with the result that the respective Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. Shareholders also bear the proportionate share of any sales charges incurred by each Portfolio related to the purchase of shares of the mutual fund investments.

ING American Funds World Allocation has entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL in the amount equal to 0.10% of the Portfolio’s average daily net assets.

Effective April 30, 2013, DSL entered into a sub-advisory agreement with ING IM with respect to ING American Funds World Allocation. Subject to such policies as the Board or DSL may determine, ING IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. During periods when ING American Funds Asset Allocation and ING American Funds International invest all or substantially all of their assets in another investment company, each respective Portfolio pays no administration fee. During periods when ING American Funds Asset Allocation and ING American Funds International invest directly in

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES AND MASTER FUNDS EXPENSES (continued)

investment securities, each respective Portfolio pays IFS a monthly administration fee of 0.10% of its average daily net assets.

For ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds World Allocation, IFS receives compensation in the amount equal to 0.10% of each Portfolio’s average daily net assets. IFS has contractually agreed to waive 0.05% of the administrative fee for ING American Funds Global Growth and Income and ING American Funds International Growth and Income. Amounts waived shall not be eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee that the waiver will continue.

For the year ended December 31, 2013, ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International invested substantially all of their assets in their respective Master Funds.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with IID. The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IID, at an annual rate not to exceed 0.35% of the average daily net assets of ING American Funds World Allocation, 0.45% of the average daily net assets of ING American Funds Asset Allocation, ING American Funds Global Growth and Income and ING American Funds International Growth and Income, and 0.50% of ING American Funds International. In addition, each Master Fund pays 0.25% of average assets annually to ING North America Insurance Company pursuant to a plan of distribution which fees are indirectly borne by Asset Allocation and International.

The Trust has entered into a shareholder service plan (“Shareholder Service Plan”) on behalf of ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds World Allocation. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners. Under the Shareholder Service Plan, ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds World Allocation make payments to the Distributor at an annual rate of 0.25% of each respective Portfolio’s average daily net assets.

In addition, Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Master Fund Plan”). Under the Master Fund Plan, Class 2 of each Master Fund is authorized to pay a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Amounts paid under the Master Fund Plan are used by insurance company contract issuers (including ING affiliated insurance companies) to cover the expenses of certain contract owner services. Shareholders of ING American Funds International, which invests in Class 2 shares of its corresponding Master Fund, pay only their proportionate share of the Master Fund 12b-1 Plan expenses.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

For ING American Funds Global Growth and Income and ING American Funds International Growth and Income, ING Investments has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and Master Fund fees and expenses to 0.85%. The operating expense limit applies only at the Portfolio level and does not limit fees payable by the Master Funds in which each Portfolio invests.

ING Investments may at a later date recoup from each Portfolio management fees waived and other expenses assumed by ING Investments during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by ING Investments of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Outstanding reimbursement balances due to each Portfolio, if any, under its respective expense limitation agreement are reflected in Reimbursement due from manager on the accompanying Statements of Assets and Liabilities. The expense limitation agreement for each Portfolio is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the management agreement has been terminated.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

As of December 31, 2013, the cumulative amounts of reimbursed fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
ING American Funds Global Growth and Income	$29,896	$7,176	$—	$37,072
ING American Funds International Growth and Income	29,959	14,941	—	44,900

For ING American Funds World Allocation, DSL has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to 0.79%. The operating expense limit applies only at the Portfolio level and does not limit fees payable by the Underlying Funds in which ING American Funds World Allocation invests.

DSL may at a later date recoup from ING American Funds World Allocation’s management fees waived and other expenses assumed by DSL during the previous 36 months, but only if, after such recoupment, that ING American Funds World Allocation’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by DSL of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Outstanding reimbursement balances due to ING American Funds World Allocation, if any, under its respective expense limitation agreements are reflected in Reimbursement due from manager on the accompanying Statement of Assets and Liabilities. The expense limitation agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) DSL provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

Pursuant to a side letter agreement, DSL has agreed to limit expenses, including fees payable by the Underlying Funds in which ING American Funds World Allocation invests, to 1.21%. The side letter will continue through May 1, 2014 unless: (i) the Board approves a modification or termination of the side letter; or (ii) the Investment Management Agreement or the expense limitation agreement has been terminated. There is no guarantee that this expense limit will continue. Fees waived pursuant to this side letter agreement are not eligible for recoupment.

As of December 31, 2013, the cumulative amounts of reimbursed fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2014	2015	2016	Total
ING American Funds World Allocation	$217,127	$247,557	$296,171	$760,855

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2013, ING American Funds Asset Allocation, ING American Funds International, and ING American Funds World Allocation each incurred $40,000 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed mergers into ING Invesco Equity and Income Portfolio, ING International Index Portfolio, and ING Global Perspectives Portfolio, respectively. For the year ended December 31, 2013, ING American Funds Global Growth and Income and ING American Funds International Growth and Income incurred $8,300 and $13,200, respectively, of proxy costs associated with obtaining shareholder approval relating to the proposed liquidation of each Portfolio. The Investment Advisers reimbursed the Portfolios for these costs.

At December 31, 2013, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING USA Annuity and Life Insurance Company	ING American Funds Asset Allocation	97.26%
	ING American Funds Global Growth and Income	97.56
	ING American Funds International	96.91
	ING American Funds International Growth and Income	97.77
	ING American Funds World Allocation	98.85

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolio. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by the Investment Advisers until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
ING American Funds Global Growth and Income	Postage	$5,701
ING American Funds International Global Growth and Income	Postage	8,843
ING American Funds International	Postage	83,390
ING American Funds World Allocation	Postage	14,654

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
ING American Funds Asset Allocation
12/31/2013	4,741,783	—	714,273	(2,837,707)	2,618,349	57,286,938	—	8,692,709	(34,607,790)	31,371,857
12/31/2012	2,999,690	—	585,773	(3,192,083)	393,380	31,190,660	—	5,974,882	(33,158,872)	4,006,670
ING American Funds Global Growth and Income
12/31/2013	1,070,919	—	27,109	(426,985)	671,043	12,876,711	—	325,583	(5,104,350)	8,097,944
12/31/2012	988,819	—	17,015	(389,456)	616,378	10,279,020	—	167,775	(4,051,610)	6,395,185
ING American Funds International Growth and Income
12/31/2013	918,608	—	17,586	(354,189)	582,005	10,248,271	—	192,035	(3,927,667)	6,512,639
12/31/2012	690,907	—	15,538	(122,407)	584,038	6,854,860	—	146,987	(1,200,692)	5,801,155
ING American Funds International
12/31/2013	981,269	—	553,693	(7,750,471)	(6,215,509)	16,915,828	—	9,473,687	(135,504,946)	(109,115,431)
12/31/2012	2,052,913	—	979,734	(10,836,495)	(7,803,848)	30,204,816	—	13,951,410	(163,946,987)	(119,790,761)
ING American Funds World Allocation
12/31/2013	730,948	—	431,683	(2,243,838)	(1,081,207)	8,436,719	—	4,865,075	(25,822,855)	(12,521,061)
12/31/2012	1,331,845	—	1,686,071	(3,301,240)	(283,324)	14,328,824	—	17,096,761	(35,703,053)	(4,277,468)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International changes with the values of the corresponding Master Fund and its investments. ING American Funds World Allocation is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS (continued)

Asset Allocation (ING American Funds World Allocation). Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities (All Portfolios). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which a Master Fund and/or certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund and/or certain Underlying Funds. Foreign investments may also subject a Master Fund and/or certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund and/or certain Underlying Funds investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
ING American Funds International Growth and Income	$50,702	$(50,702)
ING American Funds World Allocation	50,814	(50,814)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
ING American Funds Asset Allocation	$5,637,897	$3,054,812	$5,001,975	$972,907
ING American Funds Global Growth and Income	275,004	50,579	167,775	—
ING American Funds International Growth and Income	192,035	—	128,275	18,712
ING American Funds International	9,473,687	—	13,951,410	—
ING American Funds World Allocation	3,093,438	1,771,637	2,654,575	14,442,186

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Long-term	Expiration
ING American Funds Asset Allocation	$4,743,496	$12,818,902	$178,593,909	$—	—
ING American Funds Global Growth and Income	678,566	782,372	3,222,555	—	—
ING American Funds International Growth and Income	429,074	582,351	1,685,589	—	—
ING American Funds International	8,650,295	—	90,307,229	(64,045,911)	None
ING American Funds World Allocation	3,953,081	4,064,463	26,218,706	—	—

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2013, the Portfolios declared dividends and distributions of:

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
ING American Funds Global Growth and Income	$0.5122	$0.2208	$2.1814	February 6, 2014	February 4, 2014
ING American Funds International Growth and Income	$0.3585	$—	$1.1981	February 6, 2014	February 4, 2014

On October 22, 2013, the Board approved a proposal to reorganize the following Portfolios with and into the following “Surviving Portfolios,” which are not included in this report (the “Reorganizations”).

Portfolio	Surviving Portfolio
ING American Funds Asset Allocation	ING Invesco Equity and Income Portfolio
ING American Funds International	ING International Index Portfolio
ING American Funds World Allocation	ING Global Perspectives Portfolio

The proposed Reorganizations are subject to approval by shareholders of the Portfolios at a shareholder meeting scheduled to be held on or about February 27, 2014. Each Portfolio will notify its shareholders if shareholder approval is not obtained. If shareholder approval is obtained, it is expected that the Reorganizations will take place on or about March 14, 2014.

ING American Funds Global Growth and Income and ING American Funds International Growth and Income were liquidated on February 7, 2014.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

29

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.1%
23,259,966	American Funds Asset Allocation Fund — Class 1 Shares	$523,116,624	100.1

	Total Investments in Master Fund
	(Cost $337,329,254)	$523,116,624	100.1
	Liabilities in Excess of Other Assets	(365,597)	(0.1)
	Net Assets	$522,751,027	100.0

Cost for federal income tax purposes is $344,522,716.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$178,593,908
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$178,593,908

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Master Fund	$523,116,624	$—	$—	$523,116,624
Total Investments, at fair value	$523,116,624	$—	$—	$523,116,624

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

30

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
MASTER FUND: 99.9%
2,130,618	American Funds Global Growth and Income Fund — Class 1 Shares	$26,696,643	99.9

	Total Investments in Master Fund
	(Cost $23,341,132)	$26,696,643	99.9
	Assets in Excess of Other Liabilities	30,930	0.1
	Net Assets	$26,727,573	100.0

Cost for federal income tax purposes is $23,474,087.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,222,556
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$3,222,556

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Master Fund	$26,696,643	$—	$—	$26,696,643
Total Investments, at fair value	$26,696,643	$—	$—	$26,696,643

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
MASTER FUND: 99.9%
1,145,353	American Funds International Growth and Income Fund — Class 1 Shares	$20,020,775	99.9

	Total Investments in Master Fund
	(Cost $18,178,752)	$20,020,775	99.9
	Assets in Excess of Other Liabilities	27,080	0.1
	Net Assets	$20,047,855	100.0

Cost for federal income tax purposes is $18,335,187.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,685,588
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$1,685,588

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Master Fund	$20,020,775	$—	$—	$20,020,775
Total Investments, at fair value	$20,020,775	$—	$—	$20,020,775

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.1%
53,505,558	American Funds International Fund — Class 2 Shares	$1,131,642,551	100.1

	Total Investments in Master Fund
	(Cost $1,004,326,692)	$1,131,642,551	100.1
	Liabilities in Excess of Other Assets	(580,952)	(0.1)
	Net Assets	$1,131,061,599	100.0

Cost for federal income tax purposes is $1,041,335,322.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$90,307,229
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$90,307,229

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Master Fund	$1,131,642,551	$—	$—	$1,131,642,551
Total Investments, at fair value	$1,131,642,551	$—	$—	$1,131,642,551

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

33

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
UNDERLYING FUNDS: 100.1%
3,004,437	American FIS Blue Chip I&G Fund — Class 1 Shares	$39,418,214	20.0
4,577,506	American Funds Bond Fund — Class 1 Shares	49,116,639	25.0
251,386	American Funds Growth Fund — Class 1 Shares	19,743,871	10.0
884,246	American Funds High-Income Bond Fund — Class 1 Shares	9,841,660	5.0
929,480	American Funds International Fund — Class 1 Shares	19,723,574	10.0
1,129,852	American Funds International Growth and Income Fund — Class 1 Shares	19,749,813	10.0
1,575,551	American Funds New World Fund — Class 1 Shares	39,514,811	20.1

	Total Investments in Underlying Funds
	(Cost $170,289,567)	$197,108,582	100.1
	Liabilities in Excess of Other Assets	(164,412)	(0.1)
	Net Assets	$196,944,170	100.0

Cost for federal income tax purposes is $170,889,875.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,018,210
Gross Unrealized Depreciation	(1,799,503)
Net Unrealized Appreciation	$26,218,707

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Underlying Funds	$197,108,582	$—	$—	$197,108,582
Total Investments, at fair value	$197,108,582	$—	$—	$197,108,582

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

34

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Funds Asset Allocation Portfolio	NII	$0.1482
	LTCG	$0.0803
ING American Funds Global Growth and Income Portfolio	NII	$0.1642
	LTCG	$0.0302
ING American Funds International Growth and Income Portfolio	NII	$0.1432
ING American Funds International Portfolio	NII	$0.1560
ING American Funds World Allocation Portfolio	NII	$0.1808
	STCG	$0.0090
	LTCG	$0.1087

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment advisory agreement for certain Portfolios with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds Asset Allocation Portfolio	3*	31,291,255.000	1,483,802.000	4,224,045.000	0.000	36,999,102.000
	8*	30,386,530.667	2,512,247.667	4,100,323.666	0.000	36,999,102.000

*    Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds Global Growth and Income Portfolio	3*	1,243,954.017	102,400.000	101,522.000	0.000	1,447,876.017
	8*	1,198,853.351	117,326.333	131,696.333	0.000	1,447,876.017

*    Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds International Growth and Income Portfolio	3*	1,042,930.022	58,813.000	65,875.000	0.000	1,167,618.022
	8*	941,772.356	77,724.333	148,121.333	0.000	1,167,618.022

*    Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds International Portfolio	3*	55,444,734.000	3,509,975.000	5,070,258.000	0.000	64,024,967.000
	8*	53,336,622.334	5,715,573.333	4,972,771.333	0.000	64,024,967.000

*    Proposals Passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American World Allocation Portfolio	1*	15,045,880.000	654,479.000	1,686,081.000	0.000	17,386,440.000
	3*	14,951,544.000	825,196.000	1,609,700.000	0.000	17,386,440.000
	8*	14,478,185.000	1,233,060.000	1,675,195.000	0.000	17,386,440.000

*    Proposals Passed

36

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

ING Investors Trust

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5*	3,772,604,208.181	200,055,617.846	0.000	0.000	3,972,659,826.027
John V. Boyer	5*	3,771,764,050.384	200,895,775.643	0.000	0.000	3,972,659,826.027
Patricia W. Chadwick	5*	3,772,206,322.587	200,453,503.440	0.000	0.000	3,972,659,826.027
Albert E. DePrince, Jr.	5*	3,765,707,671.886	206,952,154.141	0.000	0.000	3,972,659,826.027
Peter S. Drotch	5*	3,767,827,922.960	204,831,903.067	0.000	0.000	3,972,659,826.027
J. Michael Earley	5*	3,770,753,270.683	201,906,555.344	0.000	0.000	3,972,659,826.027
Martin J. Gavin**	5*	3,775,692,739.886	196,967,086.141	0.000	0.000	3,972,659,826.027
Russell H. Jones	5*	3,772,527,763.683	200,132,062.344	0.000	0.000	3,972,659,826.027
Patrick W. Kenny	5*	3,771,382,294.384	201,277,531.643	0.000	0.000	3,972,659,826.027
Shaun P. Mathews	5*	3,770,296,611.683	202,363,214.344	0.000	0.000	3,972,659,826.027
Joseph E. Obermeyer	5*	3,772,728,725.886	199,931,100.141	0.000	0.000	3,972,659,826.027
Sheryl K. Pressler	5*	3,770,539,151.683	202,120,674.344	0.000	0.000	3,972,659,826.027
Roger B. Vincent	5*	3,770,381,868.886	202,277,957.141	0.000	0.000	3,972,659,826.027

*Proposal Passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 –Present).	171	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007–Present	Retired.	171	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997–Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013–Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	171	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– Present).	171	None.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006–Present	Consultant (May 2001 –Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	171	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	171
ING Capital Corporation, LLC (December 2005–Present) and ING Investments Distributor, LLC (December 2005–Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011– December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014– Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999–Present	Vice President, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008–Present	Vice President — Director of Tax, ING Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

41

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the investment adviser to certain Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to a certain Portfolio, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name /	New Registrant Name /
Current Portfolio Name	New Portfolio Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING American Funds Asset Allocation Portfolio	VY American Funds Asset Allocation Portfolio
ING American Funds International Portfolio	VY American Funds International Portfolio
ING American Funds World Allocation Portfolio	VY American Funds World Allocation Portfolio

42

American Funds Insurance Series® Annual report for the year ended December 31, 2013

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for several variable annuities and insurance products. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Investing for short periods makes losses more likely. Investments are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

44

Special feature

Introducing our managed risk funds

Contents

Letter to investors

Fund reviews

Investment portfolios

International FundSM

Global Growth and Income FundSM

International Growth and Income FundSM

Asset Allocation FundSM

Financial statements

Fellow investors:

Economic concerns that had threatened to derail the global recovery receded in 2013, lifting U.S. stock markets to record highs as investor confidence returned.

The U.S. saw continued economic growth, a shrinking budget deficit and lower unemployment, the euro zone came out of recession, China’s reform pledges reassured investors and Japan’s stimulus measures began to take effect.

Against this backdrop, developed countries in aggregate contributed most of the 22.8% gain in the MSCI ACWI (All Country World Index). The highest individual country returns came from Greece (+51.0%), which is expected to finally emerge from recession in 2014, Finland (+46.0%), Ireland (+41.2%), the U.S. (+31.8%), Germany (+31.4%), Spain (+31.3%) and the Netherlands (+31.3%). Developing markets struggled as U.S. interest rates began to rise after the Federal Reserve hinted that it would start to cut back on its bond-buying stimulus program. Hardest hit were Peru (–29.8%), Turkey (–26.8%), Indonesia (–23.5%), Chile (–22.0%), Colombia (–21.1%) and Brazil (–16.0%). Returns for MSCI indexes are calculated in U.S. dollars and reflect both dividends net of withholding taxes and reinvestment of distributions. All market indexes referenced in this report are unmanaged and, therefore, have no expenses.

The specter of rising interest rates in the U.S. hurt many bond markets in 2013. The Barclays U.S. Aggregate Index lost 2.0% for the year, while the Barclays Global Aggregate Index declined 2.6%.

Both indexes measure investment-grade bonds. Doubts over the future of the Fed’s stimulus program caused turmoil in many developing bond markets, which declined 6.6% overall for the year, as measured by the J.P. Morgan Emerging Markets Bond Index Global. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index gained 7.4%. At December 31, 2013, the yield on the 10-year U.S. Treasury was 3.04%, up from 1.78% a year earlier.

In currency markets, the U.S. dollar lost ground against three major currencies: the euro (+4.5%), Swiss franc (+2.9%) and British pound (+1.9%). On the other hand, the Japanese yen declined 17.7% against the dollar as a result of the new government’s monetary easing policy, while the Canadian dollar fell 6.3% to a near-three-year low in December as its central bank hinted at interest rate cuts. The Chinese renminbi gained 2.9% versus the U.S. dollar; most other emerging market currencies were weak, particularly the Argentine peso (–24.6%), Indonesian rupiah (–20.8%), South African rand (–19.0%), Turkish lira (–16.9%), Brazilian real (–13.2%) and Indian rupee (–11.4%).

All the equity funds in American Funds Insurance Series had double-digit returns in 2013. The challenges facing global bond markets were reflected in the fixed-income funds; all declined with the exception of High-Income Bond Fund. The series’ five managed risk funds, four of which began operations in May 2013 (the fifth was launched in September 2012), also had gains in 2013 while implementing the funds’ managed risk strategy.

45	American Funds Insurance Series

Looking ahead

The U.S. economy continues to improve and unemployment is gradually decreasing — the jobless rate in December 2013 was 6.7%, down from 7.9% a year earlier. The federal deficit has shrunk by more than 50% from its peak, and a bipartisan budget agreement signed in December temporarily reduces the risk of another government shutdown in the near term. These are among the reasons for continued optimism.

While many concerning issues that have been in the news in recent years improved in 2013, the future, as always, remains uncertain. Structural problems in many regions and countries still have to be resolved, and the long-term effects of central bank stimulus initiatives are difficult to predict. Developing markets may be tested again as the U.S. continues to normalize its monetary policy. One cloud on the horizon is the ongoing tension in the Middle East. However, increased shale oil and gas production in the U.S. may mitigate the impact on the U.S. of an escalation in the situation.

It is always difficult to predict what markets will do in the short term. Thus, we focus on maintaining a long-term horizon, which we believe affords us a competitive advantage in achieving long-term results. Our investment approach, rooted in fundamental analysis, global research and paying close attention to valuation, is time-tested and has helped our investors reach their financial goals. We will continue with that approach as we go forward into 2014 and beyond.

We welcome our new investors and look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Vice Chairman of the Board

Alan N. Berro
President

February 5, 2014

46	American Funds Insurance Series

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund* show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/ AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets and is currently reimbursing a portion of other expenses so that they will not exceed 0.28%. The waivers and reimbursements will be in effect through at least May 1, 2015, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. Applicable fund results shown reflect the waivers and reimbursements, without which they would have been lower. See the Financial Highlights table in this report for details.

Individual funds are listed in this report according to their risk potential, with managed risk funds listed last.

*Effective August 12, 2013, Protected Asset Allocation Fund was renamed Managed Risk Asset Allocation Fund.

47	American Funds Insurance Series

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund rose 21.64% for the 12 months ended December 31, 2013, beating its benchmark, the MSCI ACWI (All Country World Index) ex USA, which gained 15.29%.*

Improving economies and quantitative easing, particularly in Japan, helped to boost stock markets. Many cyclical stocks such as financials and autos had solid results. Consumer goods and consumer-facing companies in Asia, particularly China, had a difficult year as risk there increased.

Despite a lower exposure to Japan than the index, effective stock picking compensated, led by SoftBank, a telecommunications and internet corporation, whose stock price doubled. The prospect of its major asset, Alibaba (a China-based e-commerce company), coming to the market increased its potential valuation. Holdings in China also boosted fund results, led by Sands China, Baidu and NetEase, an internet technology company. Samsung Electronics was one of the major holdings that detracted from results.

Offsetting gains was a weakness in emerging markets due to the Federal Reserve reducing its bond buying, as investors have interpreted that as meaning liquidity in global equity markets will shrink.

As the U.S. economy and dollar strengthen, emerging markets may continue to struggle. However, this can provide an excellent opportunity to evaluate and buy attractive stocks of companies at favorable valuations.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	Germany	13.1%	Hong Kong	10.6%	South Africa	1.3%
	France	8.9	Japan	10.1	Other	.7
	United Kingdom	8.5	China	6.4		2.0
	Switzerland	8.3	South Korea	6.1
	Russia	2.5	India	5.9	Short-term securities & other
	Denmark	2.3	Thailand	1.8	assets less liabilities	3.1
	Netherlands	1.5	Other	1.9
	Italy	1.3		42.8	Total	100.0%
	Sweden	1.3
	Other	2.9	The Americas
		50.6	United States	1.2
			Other	.3
				1.5

				Percent of net assets
Largest individual	Novartis	4.25%	Barclays	1.96%
equity securities	Samsung Electronics	3.77	Baidu	1.91
	Bayer	3.44	Sands China	1.90
	SoftBank	3.17	Novo Nordisk	1.77
	AIA Group	2.28	SMC	1.72

48	American Funds Insurance Series

International Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

	Class 1	21.91%	13.91%	8.81%	8.91%	54%
	Class 2	21.64	13.61	8.53	8.63	.79
	Class 3	21.67	13.70	8.61	8.71	.72
	Class 4	21.48	13.38	8.28	8.37	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

49	American Funds Insurance Series

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 22.54% for the 12 months ended December 31, 2013, slightly behind the 22.80%* return of the MSCI ACWI (All Country World Index).

Supported by central bank stimulus and improving economic activity, developed market stocks rallied strongly in 2013. Emerging markets struggled amid concerns that the Federal Reserve might cut back on its bond-buying program.

Most of the fund’s industry sectors had double-digit gains for the year; the three largest sectors at year-end, financials, consumer discretionary and industrials, were the primary contributors to the return. In individual holdings, French insurance company AXA added the most value.

Holdings in the materials sector were weakest, registering a slight decline for the year, as mining companies continue to struggle with low demand. Two mining companies were among the fund’s weakest holdings for the year.

On a country basis, holdings in the U.S., United Kingdom and France added most to the return; investments in South Africa, China, India and Hong Kong detracted.

While the global outlook remains uncertain, the picture is brighter than a year ago and the portfolio managers are confident they can continue to find promising long-term investment opportunities.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Short-term securities & other
	United States	44.4%	Japan	6.5%	assets less liabilities	4.0%
	Canada	3.1	Taiwan	2.6
	Mexico	.7	Hong Kong	1.5	Total	100.0%
		48.2	Singapore	1.2
			Other	3.5
	Europe			15.3
	United Kingdom	12.4
	France	8.3	Other regions
	Germany	2.7	South Africa	1.5
	Switzerland	2.6		1.5
	Spain	1.7
	Other	3.3
		31.0

				Percent of net assets
Largest individual	Merck	3.68%	CME Group	2.11%
equity securities	Vodafone	2.87	National Grid	1.95
	AXA	2.67	STMicroelectronics	1.73
	Taiwan Semiconductor Manufacturing	2.39	United Continental Holdings	1.68
	Home Depot	2.13	Google	1.55

50	American Funds Insurance Series

Global Growth and Income Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	Lifetime (since May 1, 2006)	Expense ratio

	Class 1	22.81%	16.73%	6.28%	.62%
	Class 2	22.54	16.44	6.02	.87
	Class 4	22.60	16.21	5.78	1.12

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

51	American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 19.09% for the 12 months ended December 31, 2013, compared with a 15.29%* gain for the MSCI ACWI (All Country World Index) ex USA.

Supported by central bank stimulus and improving economic activity, developed market stocks rallied strongly in 2013. However, emerging market stocks ended the year lower as the Federal Reserve began to reduce its bond-buying program.

All the fund’s industry sectors had gains for the year. Holdings in the financials, consumer discretionary and telecommunication services sectors were the main contributors to the result. In telecoms, Japanese company SoftBank, which acquired a majority stake in U.S. cellular company Sprint, had the fund’s highest return. U.K. insurance companies Aviva and Prudential were the main contributors in the financials sector.

Defensive areas, such as health care and consumer staples, did less well. Within consumer staples, holdings in the tobacco, beverages and food products industries were disappointing.

On a country basis, holdings in the U.K., 25.9% of net assets at December 31, had the most positive impact, followed by Japan and France. Thailand, India and Taiwan were weakest.

Looking ahead, the fund’s portfolio managers see growing optimism that economic growth will accelerate in Europe and Japan. However, the situation remains fragile so they are maintaining a relatively balanced approach by sector and geography.

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		The Americas
	United Kingdom	25.9%	Hong Kong	6.0%	United States	4.4%
	France	7.2	Japan	4.4	Other	.7
	Germany	6.9	Australia	2.2		5.1
	Switzerland	5.9	Thailand	2.0
	Sweden	4.8	South Korea	1.8	Other regions
	Portugal	3.1	India	1.7	Israel	1.1
	Spain	1.9	China	1.5	Other	1.4
	Finland	1.9	Singapore	1.2		2.5
	Russia	1.6	Taiwan	1.1
	Denmark	1.2	Other	.8	Short-term securities & other
	Other	2.1		22.7	assets less liabilities	7.2
		62.5
					Total	100.0%

			Percent of net assets
Largest individual	EDP - Energias de Portugal	3.15%	Prudential	2.12%
equity securities	Novartis	3.03	Aviva	2.12
	Vodafone	2.81	BP	2.07
	Philip Morris International	2.45	National Grid	1.95
	VINCI	2.39	BNP Paribas	1.91

52	American Funds Insurance Series

International Growth and Income Fund

Average annual total returns based on a $1,000 investment	For periods ended December 31, 2013
		1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio

	Class 1	19.39%	13.95%	15.59%	.69%
	Class 2	19.09	13.66	15.30	.94
	Class 4	19.16	13.46	15.09	1.19

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

53	American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 23.69% for the 12 months ended December 31, 2013. The S&P 500, the benchmark index for the fund’s equity holdings, rose 32.37%, while the Barclays U.S. Aggregate Index, which measures U.S. investment-grade bonds, lost 2.02%. The 60/40 S&P/ Barclays Index gained 17.55%.*

U.S. stocks posted another year of strong gains, with the major indexes recording all-time highs. Bond markets were weak as U.S. interest rates began to rise.

All the fund’s industry sectors finished the year ahead; only utilities failed to notch a double-digit gain. Holdings in the consumer discretionary, health care, financials and industrials sectors were the primary contributors to the fund’s return. Three of the leading contributors had triple-digit returns for the year — U.S. biopharmaceutical companies Gilead Sciences and Incyte, and Japanese mobile telephone and internet provider SoftBank.

On a country basis, holdings in the U.S., Japan, the Netherlands and South Africa added the most value. Holdings in India, Brazil, France and Italy were weakest.

The fund’s holdings in cash, which reflect the portfolio managers’ cautious approach, were a drag on results. As in recent years, the portfolio managers continue to emphasize investments in stocks, which accounted for 69.4% of assets at year-end.

			Percent of net assets
Largest individual	Microsoft	2.65%	Kinder Morgan	1.79%
equity securities	Comcast	2.33	ACE	1.60
	Merck	1.95	Home Depot	1.58
	Lockheed Martin	1.93	Goldman Sachs	1.47
	Boeing	1.90	American Express	1.44

54	American Funds Insurance Series

Asset Allocation Fund

Average annual	For periods ended December 31, 2013
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since August 1,1989)	ratio
	Class 1	24.04%	15.50%	7.80%	8.77%	.31%
	Class 2	23.69	15.22	7.54	8.48	.56
	Class 3	23.81	15.29	7.61	8.57	.49
	Class 4	23.89	15.02	7.30	8.24	.81 †

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2014 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses.

*	The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
†	The expense ratio for Class 4 is estimated based on current fiscal-year expenses.

55	American Funds Insurance Series

The strategy incorporates two additional risk-mitigation components: one designed to mitigate volatility and the other designed to help preserve capital during significant and sustained market declines.

Severe or prolonged market downturns in the early years of retirement can have a devastating effect on life savings. That’s why market volatility is a major concern for investors in or approaching retirement. As one way to help counter this risk, American Funds Insurance Series (AFIS) has introduced five funds that seek to manage volatility and provide downside protection during market turmoil.

The funds, which appear in this annual report, are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund.

We asked Alan Berro, the funds’ principal investment officer and one of their two portfolio managers, and Steve Joyce, senior insurance business leader, to explain the key features of the managed risk funds and how they can help retirement investors.

First, can you explain how the managed risk funds differ from the other AFIS funds?

Alan: “All AFIS funds benefit from The Capital System investment process that combines individual accountability with teamwork. Our strong research, attention to valuation, and excellent diversification already provide good risk management. However, the managed risk funds add an additional level of risk management that seeks to provide consistent preservation of capital over the long term. Each of these funds invests in its corresponding traditionally managed AFIS fund while maintaining a level of cash, adjusted for market conditions, to support an overlaid risk management strategy.

“The strategy incorporates two additional risk-mitigation components: one designed

56	American Funds Insurance Series

to mitigate volatility and the other designed to help preserve capital during significant and sustained market declines. Both risk management components are implemented using exchange-traded futures. The strategy is based on certain characteristics of the underlying fund’s equity portfolio; however, it acts independently of the underlying fund’s portfolio.”

The strategy adds another layer of risk-mitigation to the risk management procedures of the underlying funds.

Who are managed risk funds for?

Steve: “Managed risk funds are for investors who are particularly risk-averse and concerned about their exposure to significant market downturns or who are approaching or in retirement. We think these funds provide an opportunity for them to participate in the market with more confidence.”

Alan: “These funds are ideal for investors who are seeking exposure to equity investments, but are willing to exchange some potential upside for less volatile returns. They may be attractive to investors who are closer to retirement and couldn’t withstand a major setback to their savings that late in their lives.

“For example, consider the period from 2007 to the low in 2009 when the S&P 500 was down 55%. A 63-year-old investor might be terrified of that type of decline in his asset value at that point in his life, not knowing when the rebound is going to come.

“If you have a 15- or 20-year horizon, you’re pretty confident that at some point you’ll make it back. But if you’re 63 and looking to retire at 65, your assets just got cut in half, which can negatively impact your plans.”

What are the benefits of managed risk funds?

Alan: “The goal of managed risk funds is to tighten the distribution of returns to produce smoother investment results. While these funds may not do as well as their non-risk-managed counterparts during periods of rising equity markets, the managed risk strategy seeks to produce an attractive return on a risk-adjusted basis.”

57	American Funds Insurance Series

Steve: “So for a variable annuity contract holder taking systematic withdrawals, the two risk management components are designed to work together to help preserve account value in order to reduce the risk that the contract holder runs out of money.”

Why has American Funds introduced managed risk funds?

Steve: “There is significant market demand for managed risk funds. The market for such funds has ballooned from $1.4 billion in assets under management in 2006 to more than $129 billion in 2012, according to a report from the mutual fund consulting firm Strategic Insight. The majority of these fund assets —$108 billion — is held in variable annuity contracts.”

Alan: “In addition, and most important, we believe these funds serve a purpose that is consistent with our investment philosophy and appropriate for certain kinds of investors.”

Who oversees the risk management strategy?

Alan: “The managed risk strategy is operated by the funds’ sub-adviser, Milliman Financial Risk Management LLC, the leading investment advisor to the life insurance industry for risk management and hedging. Milliman directly hedges approximately $85 billion in variable insurance assets and supports the risk management of over $500 billion of retirement savings accounts via its outsourcing of hedging and advisory services.”

Why did American Funds choose these specific funds?

Steve: “We selected funds that we believe paired best with the managed risk strategy. They represent an attractive, diversified spectrum of choices for investors, including funds focused on growth, growth and income, international stocks, high-quality stocks and a balanced approach with investments in both stocks and bonds.”

Should investors move out of traditional non–managed–risk funds into these new funds?

Alan: “That depends on their specific circumstances, such as their risk tolerance, time frame and investing preferences, as well as the terms of their variable annuity contract. We suggest investors consult their financial advisor.”

Do the managed risk funds guarantee investors won’t lose money?

Alan: “No. Guarantees, if any, are provided by the issuer of the variable annuity contract, not the managed risk funds.”

Steve: “In down markets, the traditional and managed risk funds may both lose value. The goal of the managed risk funds is to decline less than the traditionally managed funds.”

What is volatility and why is it an important consideration?

Alan: “Volatility is a measure of the variation in the value of an investment over time. Generally, this is important to investors because:

•	Wide variances in the value of investments lead to greater emotional turmoil and worry;
•	Lower stability of returns while withdrawing for retirement can result in lower overall returns; and
•	Significant market declines when close to or in retirement may have a permanent negative impact on retirement savings.”
58	American Funds Insurance Series

Steve: “Over time, we’ve seen that volatility in the marketplace is inevitable, but that doesn’t necessarily mean that the market is going to go down over the long term. Some investors who are particularly loss-averse may feel that passing up the potential for higher returns in volatile markets is a good tradeoff.

“During the last prolonged market decline a lot of investors’ circumstances changed and they no longer had enough of a cushion to stay invested in the manner that they did before. These funds help to mitigate some of that exposure; they don’t eliminate risk, but they help to reduce it, and that should make those investors feel better.”

Is the managed risk strategy a form of market timing?

Alan: “No. Market timing is an attempt to profit by projecting the future direction of the market, often done with a short-term horizon. The history of returns for market timers is quite poor. Many people associate market timing with ‘tactical asset allocation’ strategies of today. We believe that the managed risk strategy is more in keeping with our overall longer term approach to asset allocation.

“We’re not trying to time short-term market moves; what we’re trying to do is change the sequence of returns so that investors lose less in down markets, which means they’ll have more invested when the market turns up and they can participate a little more on the upside from the market low.”

Steve: “We’re not trying to project the future direction of the market with these funds. Rather, what we’re trying to do is reduce downside risk and the volatility of return risk that is associated with being fully invested. This is distinctly different from ‘market timing’ and is more analogous to rebalancing in response to market risk. Market timing is an endeavor that I don’t believe can be successfully achieved, but rebalancing in response to increased risk can be very prudent.

“In summary, investors with very long time horizons, and the confidence to stay invested, might be better off in a traditionally managed fund. However, for some investors — such as someone approaching retirement or in the withdrawal phase, or simply investors who are more ‘loss-averse’ — the managed risk funds’ active risk management strategy may be appropriate.” ■

59	American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2013

Common stocks 95.84%		Shares	Value (000)	Percent of net assets
Financials	AIA Group Ltd.	42,255,700	$211,979	2.28%
18.05%	Barclays PLC	40,314,875	181,552	1.96
	Axis Bank Ltd.	6,070,226	127,533	1.37
	Sberbank of Russia (ADR)	8,194,000	103,081
	Sberbank of Russia (GDR)[1]	1,604,711	20,187	1.33
	Prudential PLC	4,688,265	104,031	1.12
	BNP Paribas SA	1,173,501	91,455.98
	Credit Suisse Group AG	2,879,624	88,030.95
	UniCredit SpA	9,894,336	73,231.79
	Commerzbank AG, non-registered shares[2]	4,534,872	73,054.79
	Other securities		601,829	6.48
			1,675,962	18.05

Consumer	Sands China Ltd.	21,522,000	175,827	1.90
discretionary	Volkswagen AG, nonvoting preferred	430,200	120,821	1.30
15.52%	Daimler AG	1,268,000	109,722	1.18
	Hyundai Motor Co.	443,700	99,432	1.07
	Galaxy Entertainment Group Ltd.[2]	10,673,000	95,728	1.03
	Tata Motors Ltd.	14,852,259	90,379.97
	Melco Crown Entertainment Ltd. (ADR)[2]	2,265,000	88,833.96
	adidas AG	580,000	73,918.80
	Li & Fung Ltd.	56,396,000	72,729.78
	Other securities		513,622	5.53
			1,441,011	15.52

Health care	Novartis AG	4,943,900	394,603	4.25
13.51%	Bayer AG	2,276,323	319,260	3.44
	Novo Nordisk A/S, Class B	896,726	164,372	1.77
	Fresenius SE & Co. KGaA	585,602	89,906.97
	Merck KGaA	477,931	85,638.92
	Other securities		201,296	2.16
			1,255,075	13.51

Information technology 13.19%	Samsung Electronics Co. Ltd.	269,417	350,254	3.77
	Baidu, Inc., Class A (ADR)[2]	998,000	177,524	1.91
	Murata Manufacturing Co., Ltd.	1,633,900	144,911	1.56
	NetEase, Inc. (ADR)	1,308,605	102,856	1.11
	Tencent Holdings Ltd.	1,326,500	84,609.91
	Gemalto NV	756,453	83,263.90
	Other securities		281,640	3.03
			1,225,057	13.19

60	American Funds Insurance Series

International Fund

Common stocks		Shares	Value (000)	Percent of net assets
Industrials	SMC Corp.	634,400	$159,639	1.72%
12.67%	European Aeronautic Defence and Space Co. EADS NV2	1,200,514	92,173.99
	Legrand SA	1,591,000	87,681.94
	Jardine Matheson Holdings Ltd.	1,360,800	71,183.77
	Ryanair Holdings PLC (ADR)[2]	1,497,700	70,287.76
	ASSA ABLOY AB, Class B	1,328,000	70,159.75
	Schneider Electric SA	741,650	64,686.70
	Bureau Veritas SA	1,941,096	56,732.61
	Deutsche Lufthansa AG2	2,653,500	56,290.61
	Other securities		447,984	4.82
			1,176,814	12.67

Consumer staples	Nestlé SA	2,066,700	151,287	1.63
6.00%	Pernod Ricard SA	1,079,960	123,031	1.32
	Charoen Pokphand Foods PCL	91,125,000	88,740.96
	Other securities		194,324	2.09
			557,382	6.00

Telecommunication	SoftBank Corp.	3,365,100	293,979	3.17
services	MTN Group Ltd.	6,015,800	124,456	1.34
5.67%	Other securities		108,075	1.16
			526,510	5.67

Materials	Syngenta AG	154,900	61,679.66
4.30%	Rio Tinto PLC	1,062,000	59,960.65
	Linde AG	268,600	56,184.60
	Other securities		221,678	2.39
			399,501	4.30

Utilities	Power Grid Corp. of India Ltd.	71,700,440	115,801	1.24
2.30%	Other securities		98,155	1.06
			213,956	2.30

Energy	Royal Dutch Shell PLC, Class B	1,730,000	65,317.70
2.29%	BP PLC	7,709,102	62,304.67
	Other securities		85,454.92
			213,075	2.29

Miscellaneous	Other common stocks in initial period of acquisition		217,290	2.34
2.34%
	Total common stocks (cost: $6,250,422,000)		8,901,633	95.84

61	American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments 1.02%		Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury	4.75% 2014	$65,000	$66,109	1.02%
bonds & notes	0.25% 2015	28,200	28,219
1.02%
	Total bonds, notes & other debt instruments (cost: $94,290,000)		94,328	1.02

Short-term securities 3.19%
	Other securities		295,970	3.19
	Total short-term securities (cost: $295,952,000)		295,970	3.19
	Total investment securities (cost: $6,640,664,000)		9,291,931	100.05
	Other assets less liabilities		(4,162)	(.05)
	Net assets		$9,287,769	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $38,437,000, which represented .41% of the net assets of the fund. Some of these securities (with an aggregate value of $6,802,000, an aggregate cost of $32,657,000, and which represented .07% of the net assets of the fund) were acquired from 2/11/1998 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

62	American Funds Insurance Series

International Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $325,075,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation) at 12/31/2013 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Australian dollars	1/8/2014	Barclays Bank PLC	$2,740	A$3,000	$63
Australian dollars	1/28/2014	UBS AG	$9,724	A$11,000	(80)
Euros	1/13/2014	Bank of America, N.A.	$24,838	€18,000	76
Euros	1/29/2014	UBS AG	$7,250	€5,300	(41)
Japanese yen	1/10/2014	Barclays Bank PLC	$61,141	¥6,300,000	1,315
Japanese yen	1/14/2014	HSBC Bank	$6,549	¥670,000	187
Japanese yen	1/17/2014	Barclays Bank PLC	$109,253	¥11,155,000	3,318
Swiss francs	1/23/2014	Citibank	$21,462	CHF19,050	102
					$4,940

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $211,374,000, which represented 2.28% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
A$ = Australian dollars
CHF = Swiss francs
€ = Euros
¥ = Japanese yen

See Notes to Financial Statements

63	American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2013

Common stocks 94.95%		Shares	Value (000)	Percent of net assets
Financials	AXA SA	1,949,200	$54,193	2.67%
21.63%	CME Group Inc., Class A	546,847	42,906	2.11
	Banco Santander, SA1	3,175,000	28,417	1.40
	JPMorgan Chase & Co.	408,200	23,872	1.18
	Hospitality Properties Trust	815,000	22,030	1.09
	McGraw Hill Financial, Inc.	280,500	21,935	1.08
	Wells Fargo & Co.	445,000	20,203	1.00
	Shinsei Bank, Ltd.	8,060,000	19,670.97
	Oaktree Capital Group, LLC	285,000	16,769.83
	KeyCorp	1,205,000	16,171.80
	BNP Paribas SA	194,031	15,122.74
	Marsh & McLennan Companies, Inc.	300,000	14,508.71
	Sumitomo Mitsui Financial Group, Inc.	280,000	14,411.71
	Grupo Financiero Santander México, SAB de CV, Class B (ADR)	1,025,000	13,981.69
	Other securities		114,620	5.65
			438,808	21.63

Consumer	Home Depot, Inc.	525,000	43,228	2.13
discretionary	Honda Motor Co., Ltd.	710,000	29,193	1.44
15.24%	Amazon.com, Inc.[1]	57,400	22,891	1.13
	D.R. Horton, Inc.	1,000,000	22,320	1.10
	HUGO BOSS AG	150,000	21,358	1.05
	Comcast Corp., Class A	384,000	19,955.99
	Carnival Corp., units	475,000	19,081.94
	Twenty-First Century Fox, Inc., Class A	485,000	17,062.84
	Other securities		114,042	5.62
			309,130	15.24

Industrials	United Continental Holdings, Inc.[1]	900,000	34,047	1.68
11.36%	Lockheed Martin Corp.	200,000	29,732	1.46
	Meggitt PLC	3,156,892	27,576	1.36
	European Aeronautic Defence and Space Co. EADS NV	274,000	21,037	1.04
	Geberit AG	60,000	18,194.90
	Other securities		99,834	4.92
			230,420	11.36

Information	Taiwan Semiconductor Manufacturing Co. Ltd.	13,710,800	48,534	2.39
technology	STMicroelectronics NV	4,370,000	35,109	1.73
10.46%	Google Inc., Class A1	28,000	31,380	1.55
	Microsoft Corp.	485,000	18,154.89
	Other securities		79,105	3.90
			212,282	10.46

Health care	Merck & Co., Inc.	1,489,944	74,572	3.68
8.18%	Novartis AG	303,000	24,184	1.19
	Vertex Pharmaceuticals Inc.[1]	238,877	17,749.88
	Other securities		49,394	2.43
			165,899	8.18

64	American Funds Insurance Series

Global Growth and Income Fund

Common stocks (continued)		Shares	Value (000)	Percent of net assets
Telecommunication	Vodafone Group PLC	14,845,000	$58,261	2.87%
services	MTN Group Ltd.	1,100,000	22,757	1.12
6.20%	TalkTalk Telecom Group PLC	3,920,000	19,863.98
	AT&T Inc.	525,000	18,459.91
	Other securities		6,492.32
			125,832	6.20

Consumer staples	Imperial Tobacco Group PLC	450,000	17,422.86
6.00%	British American Tobacco PLC	318,500	17,078.84
	Other securities		87,284	4.30
			121,784	6.00

Materials	Dow Chemical Co.	445,000	19,758.97
5.52%	Cliffs Natural Resources Inc.	681,200	17,854.88
	OJSC ALROSA[2]	13,328,596	14,183.84
	OJSC ALROSA	2,626,404	2,795
	Nucor Corp.	270,000	14,413.71
	Other securities		42,979	2.12
			111,982	5.52

Utilities	National Grid PLC	3,035,225	39,606	1.95
5.27%	EDP - Energias de Portugal, SA	4,220,000	15,501.77
	Other securities		51,803	2.55
			106,910	5.27

Energy	Kinder Morgan, Inc.	576,000	20,736	1.02
4.24%	Other securities		65,239	3.22
			85,975	4.24

Miscellaneous	Other common stocks in initial period of acquisition		17,334.85
0.85%
	Total common stocks (cost: $1,475,844,000)		1,926,356	94.95

Convertible securities 0.58%
Other	Other securities		11,707.58
0.58%
	Total convertible securities (cost: $6,887,000)		11,707.58

Bonds, notes & other debt instruments 0.49%
Other bonds & notes	Other securities		9,989.49
0.49%
	Total bonds, notes & other debt instruments (cost: $10,540,000)		9,989.49

65	American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 3.30%	Principal amount (000)	Value (000)	Percent of net assets
Federal Home Loan Bank 0.04%–0.055% due 1/3–2/24/2014	$27,000	$26,998	1.33%
Gotham Funding Corp. 0.14% due 1/13/2014[2]	15,000	14,999	1.29
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.14% due 1/7/2014	11,100	11,100
Other securities		13,900.68
Total short-term securities (cost: $66,997,000)		66,997	3.30
Total investment securities (cost: $1,560,268,000)		2,015,049	99.32
Other assets less liabilities		13,673.68
Net assets		$2,028,722	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,167,000, which represented .06% of the net assets of the fund. These securities (with an aggregate value of $1,167,000, an aggregate cost of $2,006,000, and which represented .06% of the net assets of the fund) were acquired on 12/17/2009 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into a forward currency contract to sell currency as shown in the following table. The average notional amount of open forward currency contracts was $3,604,000 over the prior three-month period.

			Contract amount		Unrealized appreciation at 12/31/2013 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Australian dollars	1/13/2014	Citibank	$3,484	A$3,840	$58

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2013 (000)
Rickmers Maritime	27,420,000	27,420,000	—	54,840,000	$982	$12,385

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $29,854,000, which represented 1.47% of the net assets of the fund.

Key to abbreviation and symbol
ADR = American Depositary Receipts
A$ = Australian dollars

See Notes to Financial Statements

66	American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2013

Common stocks 91.70%		Shares	Value (000)	Percent of net assets
Financials	Prudential PLC	912,574	$20,250	2.12%
21.28%	Aviva PLC	2,718,500	20,244	2.12
	BNP Paribas SA	233,700	18,213	1.91
	Banco Bilbao Vizcaya Argentaria, SA	618,161	7,609	1.20
	Banco Bilbao Vizcaya Argentaria, SA (ADR)	312,171	3,868
	HSBC Holdings PLC (Hong Kong)	543,368	5,897	1.13
	HSBC Holdings PLC (United Kingdom)	440,000	4,826
	Cheung Kong (Holdings) Ltd.	610,000	9,629	1.01
	Siam Commercial Bank PCL	2,125,000	9,280.97
	Sberbank of Russia (ADR)	580,500	7,303.92
	Sberbank of Russia (GDR)[1]	116,832	1,470
	bank muscat (SAOG)	5,262,000	8,693.91
	Assicurazioni Generali SpA	340,000	7,998.84
	Japan Real Estate Investment Corp.	1,432	7,669.80
	Barclays PLC	1,667,500	7,509.79
	Credit Suisse Group AG	240,219	7,344.77
	Banco Santander, SA2	771,081	6,901.72
	Other securities		48,389	5.07
			203,092	21.28

Consumer	H & M Hennes & Mauritz AB, Class B	381,700	17,578	1.84
discretionary	Volkswagen AG, nonvoting preferred	46,480	13,054	1.37
17.30%	Hyundai Motor Co.	42,760	9,582	1.00
	Whitbread PLC	149,122	9,263.97
	ProSiebenSat.1 Media AG	175,000	8,667.91
	Daily Mail and General Trust PLC, Class A, nonvoting	543,600	8,646.90
	Crown Resorts Ltd.	564,000	8,486.89
	Genting Singapore PLC	7,083,000	8,391.88
	William Hill PLC	1,214,888	8,085.85
	Other securities		73,381	7.69
			165,133	17.30

Health care	Novartis AG	361,870	28,883	3.03
9.97%	Orion Oyj, Class B	429,600	12,068	1.26
	Novo Nordisk A/S, Class B	64,700	11,860	1.24
	Glenmark Pharmaceuticals Ltd.	1,180,000	10,184	1.07
	Teva Pharmaceutical Industries Ltd. (ADR)	253,000	10,140	1.06
	Other securities		22,013	2.31
			95,148	9.97

Consumer staples	Philip Morris International Inc.	268,240	23,372	2.45
9.33%	British American Tobacco PLC	301,600	16,172	1.69
	Pernod Ricard SA	113,550	12,936	1.36
	Nestlé SA	124,000	9,077.95
	CALBEE, Inc.	284,400	6,900.72
	Other securities		20,614	2.16
			89,071	9.33

67	American Funds Insurance Series

International Growth and Income Fund

Common stocks		Shares	Value (000)	Percent of net assets
Industrials	VINCI SA	346,733	$22,762	2.39%
9.30%	Rolls-Royce Holdings PLC[2]	525,000	11,084	1.16
	ASSA ABLOY AB, Class B	206,800	10,925	1.14
	Other securities		43,990	4.61
			88,761	9.30

Utilities	EDP - Energias de Portugal, SA	8,182,137	30,054	3.15
8.05%	National Grid PLC	1,424,696	18,591	1.95
	Power Assets Holdings Ltd.	1,013,000	8,054.84
	Other securities		20,079	2.11
			76,778	8.05

Telecommunication	Vodafone Group PLC	6,836,600	26,831	2.81
services	SoftBank Corp.	131,500	11,488	1.21
6.28%	TeliaSonera AB	883,000	7,352.77
	Other securities		14,235	1.49
			59,906	6.28

Energy	BP PLC	2,446,651	19,773	2.07
3.53%	BG Group PLC	645,200	13,863	1.46
			33,636	3.53

Information	Youku Tudou Inc., Class A (ADR)[2]	520,300	15,765	1.65
technology	Delta Electronics, Inc.	1,380,760	7,876.82
3.51%	Other securities		9,889	1.04
			33,530	3.51

Materials	Other securities		26,951	2.82
2.82%

Miscellaneous	Other common stocks in initial period of acquisition		3,119.33
0.33%
	Total common stocks (cost: $741,296,000)		875,125	91.70

Convertible securities 0.32%
Financials	Other securities		3,092.32
0.32%
	Total convertible securities (cost: $2,905,000)		3,092.32

Bonds, notes & other debt instruments 0.77%
Other bonds & notes	Other securities		7,343.77
0.77%
	Total bonds, notes & other debt instruments (cost: $7,452,000)		7,343.77

68	American Funds Insurance Series

International Growth and Income Fund

Short-term securities 7.22%	Principal amount (000)	Value (000)	Percent of net assets
Freddie Mac 0.10%–0.12% due 6/13–7/17/2014	$20,400	$20,389	2.14%
General Electric Capital Corp. 0.05% due 1/2/2014	16,100	16,100	1.69
Federal Home Loan Bank 0.06%–0.10% due 2/25–4/2/2014	13,200	13,197	1.38
U.S. Treasury Bill 0.085% due 4/24/2014	10,100	10,098	1.06
Other securities		9,100.95
Total short-term securities (cost: $68,882,000)		68,884	7.22
Total investment securities (cost: $820,535,000)		954,444	100.01
Other assets less liabilities		(137)	(.01)
Net assets		$954,307	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $13,583,000, which represented 1.42% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

69	American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2013

Common stocks 69.44%		Shares	Value (000)	Percent of net assets
Consumer	Comcast Corp., Class A	7,325,000	$380,644	2.33%
discretionary	Home Depot, Inc.	3,125,000	257,312	1.58
12.38%	Amazon.com, Inc.[1]	550,000	219,334	1.34
	VF Corp.	2,800,000	174,552	1.07
	General Motors Co.[1]	3,500,000	143,045.88
	Naspers Ltd., Class N	1,265,000	132,169.81
	Twenty-First Century Fox, Inc., Class A	3,600,000	126,648.77
	DIRECTV[1]	1,700,000	117,453.72
	Gentex Corp.	3,200,000	105,568.65
	Other securities		363,261	2.23
			2,019,986	12.38

Financials	ACE Ltd.	2,520,000	260,896	1.60
11.56%	Goldman Sachs Group, Inc.	1,350,000	239,301	1.47
	American Express Co.	2,600,000	235,898	1.44
	JPMorgan Chase & Co.	2,750,000	160,820.99
	Citigroup Inc.	2,750,000	143,303.88
	American Tower Corp.	1,575,000	125,716.77
	Bank of America Corp.	8,000,000	124,560.76
	Other securities		596,223	3.65
			1,886,717	11.56

Industrials	Lockheed Martin Corp.	2,115,000	314,416	1.93
8.43%	Boeing Co.	2,270,000	309,832	1.90
	General Electric Co.	5,300,000	148,559.91
	Cummins Inc.	1,030,000	145,199.89
	Parker-Hannifin Corp.	900,000	115,776.71
	Other securities		341,460	2.09
			1,375,242	8.43

Health care	Merck & Co., Inc.	6,350,000	317,817	1.95
8.14%	Gilead Sciences, Inc.[1]	2,850,000	214,177	1.31
	Bristol-Myers Squibb Co.	3,850,000	204,628	1.25
	Johnson & Johnson	2,175,000	199,208	1.22
	Pfizer Inc.	4,685,000	143,502.88
	UnitedHealth Group Inc.	1,500,000	112,950.69
	Incyte Corp.[1]	2,185,000	110,627.68
	Other securities		25,805.16
			1,328,714	8.14

Energy	Kinder Morgan, Inc.	8,090,000	291,240	1.79
8.00%	Chevron Corp.	1,625,000	202,979	1.24
	Noble Energy, Inc.	1,600,000	108,976.67
	Other securities		701,833	4.30
			1,305,028	8.00

70	American Funds Insurance Series

Asset Allocation Fund

Common stocks (continued)		Shares	Value (000)	Percent of net assets
Information	Microsoft Corp.	11,545,000	$432,129	2.65%
technology	ASML Holding NV (New York registered)	2,155,000	201,923	1.24
7.72%	Texas Instruments Inc.	3,000,000	131,730.81
	VeriSign, Inc.[1]	1,700,000	101,626.62
	Other securities		392,690	2.40
			1,260,098	7.72

Materials	FMC Corp.	2,500,000	188,650	1.16
4.93%	Dow Chemical Co.	3,000,000	133,200.82
	Monsanto Co.	900,000	104,895.64
	Sealed Air Corp.	3,000,000	102,150.62
	Other securities		275,143	1.69
			804,038	4.93

Consumer staples	Unilever NV (New York registered)	3,445,000	138,592.85
4.21%	Wal-Mart Stores, Inc.	1,725,000	135,740.83
	Kimberly-Clark Corp.	1,120,000	116,995.72
	Coca-Cola Co.	2,000,000	82,620.50
	Other securities		213,095	1.31
			687,042	4.21

Other	Other securities		341,053	2.10
2.10%

Miscellaneous	Other common stocks in initial period of acquisition		322,655	1.97
1.97%
	Total common stocks (cost: $7,150,472,000)		11,330,573	69.44

Rights & warrants 0.00%
Consumer	Other securities		822.00
discretionary
0.00%	Total rights & warrants (cost: $432,000)		822.00

Convertible securities 0.11%
Industrials	Other securities		7,540.05
0.05%

Miscellaneous	Other convertible securities in initial period of acquisition		10,503.06
0.06%
	Total convertible securities (cost: $15,028,000)		18,043.11

71	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments 20.67%		Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes 7.61%
U.S. Treasury	0.25% 2014	$200,000	$200,040
6.68%	0.25% 2014	157,238	157,370
	0.75% 2014	145,238	145,669	6.68%
	2.625% 2014	105,000	106,528
	1.50%–7.25% 2014–2043	475,384	479,692
			1,089,299	6.68

U.S. Treasury	0.125%–1.875% 2015–2043	154,597	151,419.93
inflation-protected
securities[2]	Total U.S. Treasury bonds & notes		1,240,718	7.61
0.93%

Corporate bonds & notes 7.34%
Health care	Gilead Sciences, Inc. 3.05% 2016	4,300	4,543.03
1.06%	Other securities		168,556	1.03
			173,099	1.06

Industrials	General Electric Capital Corp. 3.10% 2023	3,750	3,559.08
1.04%	General Electric Co. 2.70%–4.125% 2022–2042	9,035	8,429
	Other securities		157,169.96
			169,157	1.04

Financials	JPMorgan Chase & Co. 3.20%–3.45% 2016–2023	9,500	9,394.06
1.03%	Goldman Sachs Group, Inc. 2.90%–3.625% 2018–2023	5,000	4,893.03
	Other securities		154,537.94
			168,824	1.03

Consumer	Comcast Corp. 5.65%–6.95% 2035–2037	6,875	8,165.05
discretionary	Other securities		126,282.77
0.82%			134,447.82

Energy	Chevron Corp. 3.191% 2023	3,500	3,361.02
0.78%	Kinder Morgan Energy Partners, LP 5.00% 2021[3]	2,825	2,793.02
	Other securities		121,664.74
			127,818.78

Other corporate	Other securities		424,705	2.61
bonds & notes
2.61%	Total corporate bonds & notes		1,198,050	7.34

Mortgage-backed obligations[4] 4.73%
	Fannie Mae:
	4.50% 2044	146,000	154,743	3.39
	0%–7.50% 2021–2047[5]	392,656	399,232
	Freddie Mac 4.00%–6.611% 2023–2043[5]	52,590	55,392.34
	Other securities		162,968	1.00
			772,335	4.73

72	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)	Percent of net assets
Federal agency bonds & notes 0.94%
Freddie Mac, 0.75%–3.111% 2016–2023[4]	$117,881	$115,719.71%
Fannie Mae 2.184%–6.25% 2022–2029[5]	32,992	34,203.21
Other securities		3,522.02
		153,444.94
Other bonds & notes 0.05%
Other securities		8,074.05
Total bonds & notes & other debt instruments (cost: $3,360,730,000)		3,372,621	20.67

Short-term securities 11.14%
Freddie Mac 0.07%–0.16% due 1/14–9/17/2014	595,600	595,438	3.65
Federal Home Loan Bank 0.05%–0.15% due 1/16–10/22/2014	432,000	431,873	2.65
Fannie Mae 0.08%–0.15% due 1/2–9/2/2014	311,400	311,220	1.91
Coca-Cola Co. 0.11%–0.13% due 1/24–3/20/2014[3]	98,600	98,587.60
Jupiter Securitization Co., LLC 0.11% due 1/23/2014[3]	15,700	15,699.10
General Electric Capital Corp. 0.05% due 1/2/2014	10,200	10,200.06
Other securities		354,634	2.17
Total short-term securities (cost: $1,817,558,000)		1,817,651	11.14
Total investment securities (cost: $12,344,220,000)		16,539,710	101.36
Other assets less liabilities		(222,017)	(1.36)
Net assets		$16,317,693	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $30,219,000, an aggregate cost of $55,742,000, and which represented .19% of the net assets of the fund) were acquired from 9/14/2009 to 3/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $60,412,000, which represented .37% of the net assets of the fund.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $61,799,000, which represented .38% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $735,953,000, which represented 4.51% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.

See Notes to Financial Statements

73	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at December 31, 2013

	Global Growth Fund		Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$5,909,090		$4,102,472	$23,353,610	$9,291,931	$2,696,062
Affiliated issuers	—		94,719	250,971	—	—
Cash denominated in currencies other than U.S. dollars	10		536	—	— *	22
Cash	57		85	80	132	134
Unrealized appreciation on open forward currency contracts	5,270		496	—	5,061	878
Receivables for:
Sales of investments	826		4,967	4,279	516	214
Sales of fund’s shares	1,683		1,814	3,525	5,994	3,583
Closed forward currency contracts	—		—	—	—	—
Dividends and interest	8,656		2,233	19,329	12,779	8,381
Variation margin on interest rate swaps	—		—	—	—	—
Other	—		—	—	—	107
	5,925,592		4,207,322	23,631,794	9,316,413	2,709,381
Liabilities:
Unrealized depreciation on open forward currency contracts	—		36	—	121	38
Payables for:
Purchases of investments	1,331		2,039	7,615	908	—
Repurchases of fund’s shares	32,487		1,802	55,413	21,451	1,153
Closed forward currency contracts	—		—	—	—	—
Investment advisory services	2,549		2,446	6,417	3,820	1,626
Distribution services	912		619	3,441	1,238	275
Insurance administrative services	—	*	2	2	1	4
Administrative services	49		35	197	77	22
Trustees’ deferred compensation	43		26	448	202	15
Non-U.S. taxes	—		—	—	705	2,970
Variation margin on interest rate swaps	—		—	—	—	—
Other	49		47	62	121	93
	37,420		7,052	73,595	28,644	6,196
Net assets at December 31, 2013	$5,888,172		$4,200,270	$23,558,199	$9,287,769	$2,703,185
Net assets consist of:
Capital paid in on shares of beneficial interest	$3,464,344		$3,032,271	$12,314,484	$7,070,062	$1,939,464
Undistributed (distributions in excess of) net investment income	3,114		(23,219)	33,372	(35,174)	(12,241)
Undistributed (accumulated) net realized gain (loss)	559,294		17,683	949,847	(402,975)	264,161
Net unrealized appreciation	1,861,420		1,173,535	10,260,496	2,655,856	511,801
Net assets at December 31, 2013	$5,888,172		$4,200,270	$23,558,199	$9,287,769	$2,703,185
Investment securities, at cost:
Unaffiliated issuers	$4,053,059		$2,895,583	$13,137,003	$6,640,664	$2,182,143
Affiliated issuers	—		128,519	207,177	—	—
Cash denominated in currencies other than U.S. dollars, at cost	10		536	—	— *	22

See end of Statements of Assets & Liabilities for footnote.

See Notes to Financial Statements

74	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund		Global Balanced Fund	Bond Fund	Global Bond Fund		High-Income Bond Fund

$6,598,563	$2,002,664	$25,062,653	$954,444	$16,539,710		$191,585	$9,745,653	$2,583,541		$1,908,182
—	12,385	—	—	—		—	—	—		—
—	—	—	32	—		—	—	—		—
115	107	61	134	615		85	411	130		1,362
—	58	789	—	—		36	6	1,248		—

9,799	10,797	32,891	1,617	453		2,548	939,236	52,662		255
3,085	480	9,328	141	20,906		27	13,618	5,124		2,182
—	—	—	—	—		—	—	145		—
14,884	7,225	32,144	2,542	42,770		954	67,862	34,363		33,432
—	—	—	—	—		—	310	—		—
—	—	—	—	—		—	—	—		255
6,626,446	2,033,716	25,137,866	958,910	16,604,454		195,235	10,767,096	2,677,213		1,945,668

—	—	177	—	—		59	1,655	4,643		24

44,490	1,526	16,310	3,568	273,022		2,675	1,485,377	81,124		5,954
9,797	2,039	78,525	420	8,431		217	3,857	532		2,733
—	—	—	—	—		5	72	571		—
2,190	1,003	5,600	512	3,802		106	2,883	1,159		757
785	378	3,155	53	1,213		32	1,014	318		228
— *	— *	1	— *	—	*	—	1	—	*	— *
55	17	209	8	136		2	79	22		16
32	12	510	2	148		— *	61	11		50
—	—	—	25	—		—	—	—		—
—	—	—	—	—		—	—	—		—
1	19	25	15	9		2	12	43		272
57,350	4,994	104,512	4,603	286,761		3,098	1,495,011	88,423		10,034
$6,569,096	$2,028,722	$25,033,354	$954,307	$16,317,693		$192,137	$9,272,085	$2,588,790		$1,935,634

$4,686,909	$1,845,616	$14,742,299	$817,010	$11,272,316		$166,792	$9,222,496	$2,538,299		$1,981,043
27,211	(1,984)	57,175	(3,866)	44,514		(344)	33,731	6,522		16,443
(27,423)	(269,806)	1,190,527	7,224	805,342		1,548	(5,703)	22,556		(126,113)
1,882,399	454,896	9,043,353	133,939	4,195,521		24,141	21,561	21,413		64,261
$6,569,096	$2,028,722	$25,033,354	$954,307	$16,317,693		$192,137	$9,272,085	$2,588,790		$1,935,634

$4,716,168	$1,539,135	$16,020,037	$820,535	$12,344,220		$167,426	$9,722,908	$2,559,120		$1,843,923
—	21,133	—	—	—		—	—	—		—
—	—	—	32	—		—	—	—		—
75	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2013

	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund		Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$260,717	$3,591,732	$458,421	$27,809		$16,797
Affiliated issuers	—	—	—	—		—
Cash denominated in currencies other than U.S. dollars	—	—	—	—		—
Cash	54	136	104	11		7
Unrealized appreciation on open forward currency contracts	—	—	—	—		—
Receivables for:
Sales of investments	50,321	337,057	—	—		—
Sales of fund’s shares	731	2,688	2,390	1,080		139
Closed forward currency contracts	—	—	—	—		—
Dividends and interest	829	16,480	—	—	*	—	*
Variation margin on interest rate swaps	—	607	—	—		—
Other	—	—	—	—		—
	312,652	3,948,700	460,915	28,900		16,943
Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—		—
Payables for:
Purchases of investments	65,125	547,483	—	890		47
Repurchases of fund’s shares	116	526	644	—	*	—	*
Closed forward currency contracts	—	—	—	—		—
Investment advisory services	87	964	127	4		3
Distribution services	10	387	87	4		2
Insurance administrative services	—	— *	—	9		5
Administrative services	2	29	4	—		—
Trustees’ deferred compensation	— *	51	20	—	*	—	*
Non-U.S. taxes	—	—	—	—		—
Variation margin on interest rate swaps	24	—	—	—		—
Other	— *	1	—	—	*	—	*
	65,364	549,441	882	907		57
Net assets at December 31, 2013	$247,288	$3,399,259	$460,033	$27,993		$16,886
Net assets consist of:
Capital paid in on shares of beneficial interest	$250,763	$3,458,308	$460,040	$26,100		$15,980
Undistributed (accumulated) net investment income (loss)	11	6,797	(20)	2		6
Accumulated net realized loss	(2,328)	(20,636)	—	(126)		(243)
Net unrealized (depreciation) appreciation	(1,158)	(45,210)	13	2,017		1,143
Net assets at December 31, 2013	$247,288	$3,399,259	$460,033	$27,993		$16,886
Investment securities, at cost:
Unaffiliated issuers	$262,026	$3,641,153	$458,408	$25,792		$15,654
Affiliated issuers	—	—	—	—		—
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—	—		—

See end of Statements of Assets & Liabilities for footnote.

See Notes to Financial Statements

76	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

$26,241		$24,088		$55,167
—		—		847,930
—		—		—
17		5		399
—		—		—

—		—		—
365		137		11,155
—		—		—
—	*	—	*	—	*
—		—		—
—		—		—
26,623		24,230		914,651

—		—		—

246		58		6,844
—	*	3		—	*
—		—		—
4		3		140
4		3		154
10		8		442
—		—		—
—	*	—	*	—	*
—		—		—
—		—		—
—	*	—	*	1
264		75		7,581
$26,359		$24,155		$907,070

$24,741		$22,332		$852,158
4		3		89
(257)		(177)		(132)
1,871		1,997		54,955
$26,359		$24,155		$907,070

$24,370		$22,091		$55,167
—		—		792,975
—		—		—

77	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2013

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$1,507,830	$1,240,824	$7,002,863	$3,324,213	$1,387,588
Shares outstanding	50,078	48,309	89,165	156,636	55,330
Net asset value per share	$30.11	$25.69	$78.54	$21.22	$25.08
Class 2:
Net assets	$4,379,515	$2,955,577	$16,334,531	$5,915,296	$1,307,231
Shares outstanding	146,355	117,035	209,580	279,697	52,538
Net asset value per share	$29.92	$25.25	$77.94	$21.15	$24.88
Class 3:
Net assets			$215,972	$46,129
Shares outstanding			2,747	2,172
Net asset value per share			$78.62	$21.24
Class 4:
Net assets	$827	$3,869	$4,833	$2,131	$8,366
Shares outstanding	28	151	62	101	335
Net asset value per share	$30.07	$25.57	$78.32	$21.16	$24.99
	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund		Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$198,280		$1,583,610	$56,949
Shares outstanding	19,380		132,631	5,034
Net asset value per share	$10.23		$11.94	$11.31
Class 2:
Net assets	$49,007		$1,800,816	$395,105
Shares outstanding	4,796		152,265	35,539
Net asset value per share	$10.22		$11.83	$11.12
Class 3:
Net assets			$14,409	$7,978
Shares outstanding			1,205	712
Net asset value per share			$11.96	$11.21
Class 4:
Net assets	$1		$424	$1
Shares outstanding	—	*	36	—	*
Net asset value per share	$10.23		$11.93	$11.30
Class P1:
Net assets						$166	$109
Shares outstanding						15	10
Net asset value per share						$11.43	$10.82
Class P2:
Net assets						$27,827	$16,777
Shares outstanding						2,435	1,551
Net asset value per share						$11.43	$10.82

*Amount less than one thousand.

See Notes to Financial Statements

78	American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund		Bond Fund	Global Bond Fund	High- Income Bond Fund

$2,814,114	$206,296	$9,856,930	$695,923	$10,515,246	$35,991		$4,506,310	$1,092,964	$855,588
214,457	16,460	194,343	39,816	467,534	3,167		420,020	91,963	76,861
$13.12	$12.53	$50.72	$17.48	$22.49	$11.37		$10.73	$11.88	$11.13

$3,754,876	$1,821,868	$14,979,895	$257,682	$5,759,499	$156,145		$4,762,821	$1,495,815	$1,060,962
288,429	145,665	297,224	14,782	257,941	13,757		448,988	126,706	96,521
$13.02	$12.51	$50.40	$17.43	$22.33	$11.35		$10.61	$11.81	$10.99

		$193,255		$42,452					$18,990
		3,807		1,886					1,702
		$50.77		$22.51					$11.16

$106	$558	$3,274	$702	$496	$1		$2,954	$11	$94
8	45	65	40	22	—	*	276	1	8
$13.12	$12.50	$50.56	$17.45	$22.46	$11.35		$10.69	$11.87	$11.12
Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

$124	$123	$112,037
11	11	9,388
$11.05	$11.50	$11.93

$26,235	$24,032	$795,033
2,375	2,090	66,648
$11.05	$11.50	$11.93

79	American Funds Insurance Series

Statements of operations for the year ended December 31, 2013

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$ 96,394	$ 35,638	$ 288,623	$173,785	$ 43,679
Interest	449	467	1,389	1,083	14,246
	96,843	36,105	290,012	174,868	57,925
Fees and expenses[3]:
Investment advisory services	29,493	27,187	73,985	44,541	18,795
Distribution services	10,071	6,983	39,334	14,039	3,301
Insurance administrative services	— [4]	2	4	2	5
Transfer agent services	1	— [4]	2	1	— [4]
Administrative services	565	388	2,260	901	259
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	240	165	1,070	423	112
Registration statement and prospectus	63	72	349	72	23
Trustees’ compensation	67	45	331	136	30
Auditing and legal	59	45	156	93	41
Custodian	640	828	820	2,312	968
State and local taxes	27	23	78	41	16
Other	9	6	30	13	6
Total fees and expenses before reimbursement/waiver	41,235	35,744	118,419	62,574	23,556
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	—	—
Other	—	—	—	—	—
Total reimbursement/waiver of fees and expenses	—	—	—	—	—
Total fees and expenses after reimbursement/waiver	41,235	35,744	118,419	62,574	23,556
Net investment income	55,608	361	171,593	112,294	34,369
Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized gain (loss) on:
Investments[2]	923,133	473,896	2,731,845	918,982	265,820
Forward currency contracts	7,558	(817)	—	(11,901)	1,740
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency transactions	(847)	(376)	(4,522)	(1,811)	(2,489)
	929,844	472,703	2,727,323	905,270	265,071
Net unrealized appreciation (depreciation) on:
Investments	519,485	493,888	3,086,846	748,524	(14,981)
Forward currency contracts	5,270	448	—	8,074	945
Interest rate swaps	—	—	—	—	—
Futures contracts	—	—	—	—	—
Currency translations	136	(21)	97	539	17
	524,891	494,315	3,086,943	757,137	(14,019)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency	1,454,735	967,018	5,814,266	1,662,407	251,052
Net increase (decrease) in net assets resulting from operations	$1,510,343	$967,379	$5,985,859	$1,774,701	$285,421

See end of Statements of Operations for footnotes.

See Notes to Financial Statements

80	American Funds Insurance Series

(dollars in thousands)

Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund		Global Balanced Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund

$159,215		$76,679		$412,197	$26,921		$193,809		$3,279	$ 202	$ 37	$ 587
431		3,311		8,022	1,318		94,603		1,402	211,826	77,586	133,808
159,646		79,990		420,219	28,239		288,412		4,681	212,028	77,623	134,395

23,881		12,017		63,617	5,556		40,668		1,127	32,622	13,959	8,860
8,994		4,566		35,740	607		13,867		343	12,090	3,918	2,754
—	[4]	—	[4]	2	—	[4]	—	[4]	—	2	— [4]	— [4]
—	[4]	—	[4]	2	—	[4]	1		— [4]	1	— [4]	— [4]
593		202		2,356	86		1,427		17	884	265	191
—		—		—	—		—		—	—	—	—
129		42		1,132	9		951		2	379	61	69
17		9		323	26		155		9	80	52	28
63		24		356	6		173		2	109	31	31
39		21		161	9		97		2	60	18	13
126		259		461	228		242		31	63	470	15
18		11		66	2		35		— [4]	31	12	9
7		4		31	1		18		5	19	14	9
33,867		17,155		104,247	6,530		57,634		1,538	46,340	18,800	11,979

—		—		—	—		77		—	—	—	—
—		—		—	—		—		—	—	—	—
—		—		—	—		77		—	—	—	—
33,867		17,155		104,247	6,530		57,557		1,538	46,340	18,800	11,979
125,779		62,835		315,972	21,709		230,855		3,143	165,688	58,823	122,416

481,198		267,304		2,959,426	34,867		823,842		4,275	9,921	11,776	15,871
—		—		672	—		—		(357)	—	(42,007)	—
—		—		—	—		—		—	(21)	—	—
—		—		—	—		—		—	—	—	—
—		(35)		(207)	(254)		1,275		(79)	(1,570)	(790)	(765)
481,198		267,269		2,959,891	34,613		825,117		3,839	8,330	(31,021)	15,106

1,061,020		80,651		3,591,352	92,234		1,982,236		13,048	(350,617)	(100,043)	(9,019)
—		58		612	—		—		60	(1,659)	1,929	74
—		—		—	—		—		—	334	—	—
—		—		—	—		—		—	—	—	—
3		55		113	57		27		1	111	11	20
1,061,023		80,764		3,592,077	92,291		1,982,263		13,109	(351,831)	(98,103)	(8,925)
1,542,221		348,033		6,551,968	126,904		2,807,380		16,948	(343,501)	(129,124)	6,181
$1,668,000		$410,868		$6,867,940	$148,613		$3,038,235		$20,091	$(177,813)	$(70,301)	$128,597
81	American Funds Insurance Series

Statements of operations for the year ended December 31, 2013

	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund	Managed Risk Growth Fund[5]		Managed Risk International Fund[5]
Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$ —	$ —	$ —	$ 186		$ 183
Interest	1,552	37,071	479	—	[4]	—	[4]
	1,552	37,071	479	186		183
Fees and expenses[3]:
Investment advisory services	860	12,006	1,586	21		15
Distribution services	124	4,757	1,083	12		6
Insurance administrative services	—	— [4]	—	12		6
Transfer agent services	— [4]	— [4]	— [4]	—	[4]	—	[4]
Administrative services	20	364	50	—		—
Accounting and administrative services	—	—	—	34		34
Reports to shareholders	2	126	17	—	[4]	—	[4]
Registration statement and prospectus	10	43	6	1		1
Trustees’ compensation	2	51	10	—	[4]	—	[4]
Auditing and legal	2	24	3	—	[4]	—	[4]
Custodian	1	10	1	8		8
State and local taxes	— [4]	12	2	—		—
Other	2	5	1	—	[4]	—	[4]
Total fees and expenses before reimbursement/waiver	1,023	17,398	2,759	88		70
Less reimbursement/waiver of fees and expenses:
Investment advisory services	—	—	—	4		3
Other	—	—	—	40		41
Total reimbursement/waiver of fees and expenses	—	—	—	44		44
Total fees and expenses after reimbursement/waiver	1,023	17,398	2,759	44		26
Net investment income (loss)	529	19,673	(2,280)	142		157
Net realized (loss) gain and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency:
Net realized (loss) gain on:
Investments[2]	(1,144)	(10,439)	— [4]	118		4
Forward currency contracts	—	—	—	—		—
Interest rate swaps	(54)	(448)	—	—		—
Futures contracts	—	—	—	(244)		(288)
Currency transactions	—	—	—	—	[4]	4
	(1,198)	(10,887)	— [4]	(126)		(280)
Net unrealized (depreciation) appreciation on:
Investments	(2,544)	(122,702)	(11)	2,017		1,143
Forward currency contracts	—	—	—	—		—
Interest rate swaps	151	4,211	—	—		—
Futures contracts	—	—	—	—		—
Currency translations	—	—	—	—		—
	(2,393)	(118,491)	(11)	2,017		1,143
Net realized (loss) gain and unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency	(3,591)	(129,378)	(11)	1,891		863
Net (decrease) increase in net assets resulting from operations	$(3,062)	$(109,705)	$(2,291)	$2,033		$1,020

1Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.

2Additional information related to affiliated transactions is included in the Notes to Financial Statements.

3Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

4Amount less than one thousand.

5For the period May 1, 2013, commencement of operations, through December 31, 2013.

See Notes to Financial Statements

82	American Funds Insurance Series

(dollars in thousands)

Managed Risk Blue Chip Income and Growth Fund[5]		Managed Risk Growth- Income Fund[5]		Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

$ 393		$ 243		$10,534
—	[4]	—	[4]	2
393		243		10,536

22		19		847
13		10		725
13		10		838
—	[4]	—	[4]	— [4]
—		—		—
34		34		58
—	[4]	—	[4]	35
1		1		34
—	[4]	—	[4]	1
—	[4]	—	[4]	3
8		8		12
—		—		—
—	[4]	—	[4]	41
91		82		2,594

4		4		169
40		40		83
44		44		252
47		38		2,342
346		205		8,194

25		26		1,005
—		—		—
—		—		—
(282)		(203)		(1,050)
—	[4]	—	[4]	(2)
(257)		(177)		(47)

1,871		1,997		54,945
—		—		—
—		—		—
—		—		—
—		—		—
1,871		1,997		54,945
1,614		1,820		54,898
$1,960		$2,025		$63,092
83	American Funds Insurance Series

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income	$55,608	$60,991	$361	$9,389	$171,593	$219,601
Net realized gain (loss) on investments, forward currency contracts, interest rate swaps, futures contracts and currency transactions	929,844	337,051	472,703	(62,597)	2,727,323	1,768,617
Net unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency translations	524,891	638,745	494,315	637,610	3,086,943	1,983,865
Net increase in net assets resulting from operations	1,510,343	1,036,787	967,379	584,402	5,985,859	3,972,083
Dividends and distributions paid to shareholders:
Dividends from net investment income	(71,780)	(48,274)	(33,337)	(49,282)	(221,528)	(199,835)
Distributions from net realized gain on investments	—	—	—	—	—	—
Total dividends and distributions paid to shareholders	(71,780)	(48,274)	(33,337)	(49,282)	(221,528)	(199,835)
Net capital share transactions	(739,453)	(611,848)	(355,428)	(158,152)	(4,421,762)	(5,872,611)
Total increase (decrease) in net assets	699,110	376,665	578,614	376,968	1,342,569	(2,100,363)
Net assets:
Beginning of period	5,189,062	4,812,397	3,621,656	3,244,688	22,215,630	24,315,993
End of period	$5,888,172	$5,189,062	$4,200,270	$3,621,656	$23,558,199	$22,215,630
Undistributed (distributions in excess of) net investment income	$ 3,114	$ 2,832	$ (23,219)	$ (28,275)	$ 33,372	$ 87,829
	International Growth and Income Fund		Asset Allocation Fund		Global Balanced Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income	$21,709	$7,402	$230,855	$239,938	$3,143	$2,361
Net realized gain (loss) on investments, forward currency contracts, interest rate swaps, futures contracts and currency transactions	34,613	(373)	825,117	656,984	3,839	(1,432)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, interest rate swaps, futures contracts and currency translations	92,291	35,077	1,982,263	895,540	13,109	13,693
Net increase (decrease) in net assets resulting from operations	148,613	42,106	3,038,235	1,792,462	20,091	14,622
Dividends and distributions paid to shareholders:
Dividends from net investment income	(23,927)	(9,411)	(240,318)	(249,622)	(2,640)	(2,397)
Distributions from net realized gain on investments	(14,821)	—	—	—	(1,389)	—
Total dividends and distributions paid to shareholders	(38,748)	(9,411)	(240,318)	(249,622)	(4,029)	(2,397)
Net capital share transactions	416,512	161,657	1,058,137	(201,839)	24,936	39,124
Total increase (decrease) in net assets	526,377	194,352	3,856,054	1,341,001	40,998	51,349
Net assets:
Beginning of period	427,930	233,578	12,461,639	11,120,638	151,139	99,790
End of period	$954,307	$427,930	$16,317,693	$12,461,639	$192,137	$151,139
(Distributions in excess of) undistributed net investment income	$(3,866)	$(2,255)	$44,514	$49,224	$(344)	$(252)

See Notes to Financial Statements

84	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012

$ 112,294	$ 149,039	$ 34,369	$ 32,854	$ 125,779	$ 104,754	$ 62,835	$ 47,025	$ 315,972	$ 391,678
905,270	(91,519)	265,071	71,498	481,198	184,482	267,269	43,123	2,959,891	1,608,151
757,137	1,429,972	(14,019)	284,578	1,061,023	312,798	80,764	237,050	3,592,077	1,854,608
1,774,701	1,487,492	285,421	388,930	1,668,000	602,034	410,868	327,198	6,867,940	3,854,437

(126,296)	(139,135)	(38,680)	(26,969)	(121,475)	(97,174)	(63,217)	(49,855)	(330,882)	(395,890)
—	—	(11,688)	—	—	—	—	—	—	—
(126,296)	(139,135)	(50,368)	(26,969)	(121,475)	(97,174)	(63,217)	(49,855)	(330,882)	(395,890)
(1,488,019)	(787,982)	(49,848)	(19,977)	283,296	(97,654)	(335,904)	(260,359)	(4,856,235)	(3,009,039)
160,386	560,375	185,205	341,984	1,829,821	407,206	11,747	16,984	1,680,823	449,508

9,127,383	8,567,008	2,517,980	2,175,996	4,739,275	4,332,069	2,016,975	1,999,991	23,352,531	22,903,023
$9,287,769	$9,127,383	$2,703,185	$2,517,980	$6,569,096	$4,739,275	$2,028,722	$2,016,975	$25,033,354	$23,352,531
$(35,174)	$(23,909)	$(12,241)	$(8,688)	$27,211	$22,907	$(1,984)	$(1,578)	$57,175	$71,481
Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund
Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012

$ 165,688	$ 188,838	$ 58,823	$ 51,954	$ 122,416	$ 140,823	$ 529	$ 1	$ 19,673	$ 23,825
8,330	231,222	(31,021)	23,525	15,106	1,805	(1,198)	2,018	(10,887)	115,324
(351,831)	62,276	(98,103)	68,532	(8,925)	111,169	(2,393)	581	(118,491)	(60,103)
(177,813)	482,336	(70,301)	144,011	128,597	253,797	(3,062)	2,600	(109,705)	79,046

(176,180)	(231,875)	—	(55,524)	(127,001)	(143,258)	(1,659)	(703)	(27,711)	(43,222)
(97,344)	—	(32,698)	(21,416)	—	—	(345)	(1,250)	(98,424)	(110,100)
(273,524)	(231,875)	(32,698)	(76,940)	(127,001)	(143,258)	(2,004)	(1,953)	(126,135)	(153,322)
762,587	(627,799)	69,173	297,923	(115,679)	67,425	116,261	58,891	(189,164)	87,854
311,250	(377,338)	(33,826)	364,994	(114,083)	177,964	111,195	59,538	(425,004)	13,578

8,960,835	9,338,173	2,622,616	2,257,622	2,049,717	1,871,753	136,093	76,555	3,824,263	3,810,685
$9,272,085	$8,960,835	$2,588,790	$2,622,616	$1,935,634	$2,049,717	$247,288	$136,093	$3,399,259	$3,824,263
$33,731	$33,380	$6,522	$1,823	$16,443	$19,941	$11	$33	$6,797	$5,925
85	American Funds Insurance Series

Statements of changes in net assets

	Cash Management Fund		Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013[1]	Year ended December 31, 2013[1]	Year ended December 31, 2013[1]	Year ended December 31, 2013[1]
Operations:
Net investment (loss) income	$(2,280)	$(2,432)	$142	$157	$346	$205
Net realized gain (loss) on investments, forward currency contracts, interest rate swaps, futures contracts and currency transactions	— [3]	— [3]	(126)	(280)	(257)	(177)
Net unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps, futures contracts and currency translations	(11)	17	2,017	1,143	1,871	1,997
Net (decrease) increase in net assets resulting from operations	(2,291)	(2,415)	2,033	1,020	1,960	2,025
Dividends and distributions paid to shareholders:
Dividends from net investment income	—	—	(140)	(114)	(342)	(202)
Distributions from net realized gain on investments	—	—	—	—	—	—
Total dividends and distributions paid to shareholders	—	—	(140)	(114)	(342)	(202)
Net capital share transactions	(73,782)	(78,336)	26,100	15,980	24,741	22,332
Total (decrease) increase in net assets	(76,073)	(80,751)	27,993	16,886	26,359	24,155
Net assets:
Beginning of period	536,106	616,857	—	—	—	—
End of period	$460,033	$536,106	$27,993	$16,886	$26,359	$24,155
(Distributions in excess of) undistributed net investment income	$(20)	$(16)	$2	$6	$4	$3

1For the period May 1, 2013, commencement of operations, through December 31, 2013.

2For the period September 28, 2012, commencement of operations, through December 31, 2012.

3Amount less than one thousand.

See Notes to Financial Statements

86	American Funds Insurance Series

(dollars in thousands)

Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)
Year ended December 31, 2013	Year ended December 31, 2012[2]

$ 8,194	$ 320
(47)	(42)
54,945	10
63,092	288

(8,151)	(317)
—	—
(8,151)	(317)
817,857	34,301
872,798	34,272

34,272	—
$907,070	$34,272
$89	$3
87	American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 22 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the investment adviser to the series. Milliman Financial Risk Management LLC (“Milliman”) is the sub-adviser for the risk management strategy for five of the funds (the “managed risk funds”).

The managed risk funds are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund). The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman to implement the risk management strategy, which consists of using hedging instruments – primarily short positions on exchange-traded futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2014; however, the series reserves the right to delay the implementation.

The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

88	American Funds Insurance Series

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to provide long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either three or four share classes (Classes 1, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to the assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund’s financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

89	American Funds Insurance Series

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

90	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2013 (dollars in thousands):

91	American Funds Insurance Series

Global Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$1,455,339	$—	$1,335	$1,456,674
Information technology	1,002,201	—	—	1,002,201
Health care	845,288	—	—	845,288
Financials	825,977	—	—	825,977
Industrials	438,470	—	—	438,470
Consumer staples	340,464	—	—	340,464
Materials	258,378	—	—	258,378
Telecommunication services	198,019	—	—	198,019
Energy	191,316	—	—	191,316
Utilities	28,404	—	—	28,404
Miscellaneous	80,469	—	—	80,469
Bonds, notes & other debt instruments	—	33,166	—	33,166
Short-term securities	—	210,264	—	210,264
Total	$5,664,325	$243,430	$1,335	$5,909,090

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5,270	$—	$5,270

*	Securities with a value of $2,131,726,000, which represented 36.20% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$965,081	$—	$69	$965,150
Health care	590,728	7,920	—	598,648
Industrials	466,731	—	—	466,731
Information technology	393,318	—	71	393,389
Financials	365,990	—	1,336	367,326
Materials	229,224	—	1,212	230,436
Energy	227,020	1,745	—	228,765
Utilities	173,272	—	—	173,272
Consumer staples	134,940	—	—	134,940
Telecommunication services	18,509	—	—	18,509
Miscellaneous	206,006	—	—	206,006
Convertible securities	—	1,704	9,412	11,116
Bonds, notes & other debt instruments	—	13,351	—	13,351
Short-term securities	—	389,552	—	389,552
Total	$3,770,819	$414,272	$12,100	$4,197,191

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$496	$—	$496
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(36)	—	(36)
Total	$—	$460	$—	$460

*	Securities with a value of $1,353,625,000, which represented 32.23% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
92	American Funds Insurance Series

Growth Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$5,089,184	$—	$—	$5,089,184
Financials	3,794,791	—	31,151	3,825,942
Information technology	3,643,367	—	—	3,643,367
Health care	3,121,357	14,926	—	3,136,283
Energy	2,240,750	24,024	33,020	2,297,794
Industrials	2,225,633	—	—	2,225,633
Consumer staples	1,284,538	—	—	1,284,538
Other	1,357,974	1,741	—	1,359,715
Miscellaneous	78,796	—	—	78,796
Rights & warrants	16,599	—	—	16,599
Short-term securities	—	646,730	—	646,730
Total	$22,852,989	$687,421	$64,171	$23,604,581

*	Securities with a value of $2,082,106,000, which represented 8.84% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$1,675,962	$—	$—	$1,675,962
Consumer discretionary	1,434,209	—	6,802	1,441,011
Health care	1,229,202	25,873	—	1,255,075
Information technology	1,225,057	—	—	1,225,057
Industrials	1,176,814	—	—	1,176,814
Consumer staples	557,382	—	—	557,382
Telecommunication services	526,510	—	—	526,510
Materials	393,739	5,762	—	399,501
Utilities	213,956	—	—	213,956
Energy	213,075	—	—	213,075
Miscellaneous	217,290	—	—	217,290
Bonds, notes & other debt instruments	—	94,328	—	94,328
Short-term securities	—	295,970	—	295,970
Total	$8,863,196	$421,933	$6,802	$9,291,931

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$5,061	$—	$5,061
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(121)	—	(121)
Total	$—	$4,940	$—	$4,940

*	Securities with a value of $7,488,132,000, which represented 80.62% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
93	American Funds Insurance Series

New World Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$432,343	$—	$—	$432,343
Consumer discretionary	379,367	—	—	379,367
Financials	279,749	—	34	279,783
Consumer staples	247,148	—	—	247,148
Energy	237,605	1,786	—	239,391
Health care	206,438	—	—	206,438
Industrials	195,140	—	—	195,140
Materials	88,869	—	—	88,869
Telecommunication services	80,789	—	—	80,789
Utilities	33,936	—	—	33,936
Miscellaneous	129,023	—	—	129,023
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	19,610	—	19,610
Other bonds & notes	—	206,889	—	206,889
Short-term securities	—	157,336	—	157,336
Total	$2,310,407	$385,621	$34	$2,696,062

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$878	$—	$878
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(38)	—	(38)
Total	$—	$840	$—	$840

*	Securities with a value of $1,083,684,000, which represented 40.09% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Blue Chip Income and Growth Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$1,274,592	$—	$—	$1,274,592
Information technology	1,037,950	—	—	1,037,950
Industrials	836,637	—	—	836,637
Consumer staples	711,557	—	—	711,557
Telecommunication services	654,638	—	—	654,638
Consumer discretionary	443,365	—	—	443,365
Energy	368,393	—	—	368,393
Utilities	360,658	—	—	360,658
Financials	318,569	—	—	318,569
Materials	147,729	—	—	147,729
Miscellaneous	94,118	—	—	94,118
Short-term securities	—	350,357	—	350,357
Total	$6,248,206	$350,357	$—	$6,598,563

94	American Funds Insurance Series

Global Growth and Income Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$438,106	$—	$702	$438,808
Consumer discretionary	309,130	—	—	309,130
Industrials	230,420	—	—	230,420
Information technology	212,282	—	—	212,282
Health care	165,899	—	—	165,899
Telecommunication services	125,832	—	—	125,832
Consumer staples	121,784	—	—	121,784
Materials	111,982	—	—	111,982
Utilities	106,910	—	—	106,910
Energy	85,975	—	—	85,975
Miscellaneous	17,334	—	—	17,334
Convertible securities	—	11,242	465	11,707
Bonds, notes & other debt instruments	—	9,989	—	9,989
Short-term securities	—	66,997	—	66,997
Total	$1,925,654	$88,228	$1,167	$2,015,049

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$58	$—	$58

*	Securities with a value of $588,804,000, which represented 29.02% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth-Income Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Health care	$4,278,104	$—	$—	$4,278,104
Information technology	3,772,774	—	—	3,772,774
Consumer discretionary	3,468,412	—	—	3,468,412
Industrials	2,657,753	—	—	2,657,753
Energy	2,229,277	—	—	2,229,277
Materials	1,858,266	—	—	1,858,266
Financials	1,710,571	—	—	1,710,571
Consumer staples	1,597,425	—	—	1,597,425
Telecommunication services	601,513	—	—	601,513
Utilities	157,689	—	—	157,689
Miscellaneous	964,035	—	—	964,035
Rights & warrants	4,527	—	—	4,527
Convertible securities	—	117,373	—	117,373
Bonds, notes & other debt instruments	—	67,195	—	67,195
Short-term securities	—	1,577,739	—	1,577,739
Total	$23,300,346	$1,762,307	$—	$25,062,653

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$789	$—	$789
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(177)	—	(177)
Total	$—	$612	$—	$612

*	Securities with a value of $1,266,008,000, which represented 5.06% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
95	American Funds Insurance Series

International Growth and Income Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$203,092	$—	$—	$203,092
Consumer discretionary	165,133	—	—	165,133
Health care	95,148	—	—	95,148
Consumer staples	89,071	—	—	89,071
Industrials	88,761	—	—	88,761
Utilities	76,778	—	—	76,778
Telecommunication services	59,906	—	—	59,906
Energy	33,636	—	—	33,636
Information technology	33,530	—	—	33,530
Materials	26,951	—	—	26,951
Miscellaneous	3,119	—	—	3,119
Convertible securities	—	3,092	—	3,092
Bonds, notes & other debt instruments	—	7,343	—	7,343
Short-term securities	—	68,884	—	68,884
Total	$875,125	$79,319	$—	$954,444

*	Securities with a value of $569,737,000, which represented 59.70% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Asset Allocation Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$2,019,437	$111	$438	$2,019,986
Financials	1,886,717	—	—	1,886,717
Industrials	1,347,609	—	27,633	1,375,242
Health care	1,328,714	—	—	1,328,714
Energy	1,305,028	—	—	1,305,028
Information technology	1,260,098	—	—	1,260,098
Materials	801,819	—	2,219	804,038
Consumer staples	687,042	—	—	687,042
Other	341,053	—	—	341,053
Miscellaneous	319,366	—	3,289	322,655
Rights & warrants	822	—	—	822
Convertible securities	—	—	18,043	18,043
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	1,240,718	—	1,240,718
Corporate bonds & notes	—	1,187,984	10,066	1,198,050
Mortgage-backed obligations	—	772,335	—	772,335
Federal agency bonds & notes	—	153,444	—	153,444
Other bonds & notes	—	8,074	—	8,074
Short-term securities	—	1,817,651	—	1,817,651
Total	$11,297,705	$5,180,317	$61,688	$16,539,710

*	Securities with a value of $374,598,000, which represented 2.30% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
96	American Funds Insurance Series

Global Balanced Fund
	Investment securities
	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$21,283	$—	$—	$21,283
Industrials	18,796	—	—	18,796
Information technology	16,960	—	—	16,960
Consumer staples	16,559	—	—	16,559
Health care	14,608	—	—	14,608
Consumer discretionary	14,498	—	—	14,498
Energy	8,985	—	—	8,985
Materials	7,415	547	—	7,962
Telecommunication services	6,037	—	—	6,037
Utilities	2,198	—	—	2,198
Preferred securities	—	151	—	151
Convertible securities	—	1,015	—	1,015
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	27,705	—	27,705
Corporate bonds & notes	—	15,613	—	15,613
U.S. Treasury bonds & notes	—	9,380	—	9,380
Mortgage-backed obligations	—	4,036	—	4,036
Short-term securities	—	5,799	—	5,799
Total	$127,339	$64,246	$—	$191,585

	Other investments†
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$36	$—	$36
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(59)	—	(59)
Total	$—	$(23)	$—	$(23)

*	Securities with a value of $42,127,000, which represented 21.93% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$2,853,178	$—	$2,853,178
Corporate bonds & notes	—	2,850,835	—	2,850,835
Mortgage-backed obligations	—	1,946,122	—	1,946,122
Bonds & notes of governments & government agencies outside the U.S.	—	417,268	—	417,268
Federal agency bonds & notes	—	239,153	—	239,153
Other bonds & notes	—	101,913	—	101,913
Convertible securities	—	1,473	—	1,473
Preferred securities	2,640	7,245	—	9,885
Common stocks	5	—	5,452	5,457
Short-term securities	—	1,320,369	—	1,320,369
Total	$2,645	$9,737,556	$5,452	$9,745,653

97	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$6	$—	$6
Unrealized appreciation on interest rate swaps	—	334	—	334
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,655)	—	(1,655)
Total	$—	$(1,315)	$—	$(1,315)

*	Forward currency contracts are not included in the investment portfolio.

Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$—	$584,475	$—	$584,475
Japanese yen	—	148,162	—	148,162
Polish zloty	—	101,766	—	101,766
Mexican pesos	—	99,955	—	99,955
British pounds	—	80,792	—	80,792
Swedish kronor	—	40,462	—	40,462
Norwegian kroner	—	37,858	—	37,858
Hungarian forints	—	33,741	—	33,741
South Korean won	—	29,733	—	29,733
Brazilian reais	—	19,869	—	19,869
U.S. dollars	—	1,091,168	—	1,091,168
Other currencies	—	113,679	—	113,679
Convertible securities	—	—	597	597
Preferred securities	1,505	1,269	—	2,774
Common stocks	—	—	1,230	1,230
Short-term securities	—	197,280	—	197,280
Total	$1,505	$2,580,209	$1,827	$2,583,541

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,248	$—	$1,248
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(4,643)	—	(4,643)
Total	$—	$(3,395)	$—	$(3,395)

*	Forward currency contracts are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,709,473	$12,488	$1,721,961
Other bonds & notes	—	16,063	—	16,063
Convertible securities	3,363	4,436	10,805	18,604
Preferred securities	5,458	9,675	—	15,133
Common stocks	5,425	167	34,360	39,952
Rights & warrants	286	—	—	286
Short-term securities	—	96,183	—	96,183
Total	$14,532	$1,835,997	$57,653	$1,908,182

98	American Funds Insurance Series

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(24)	$—	$(24)

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the 12 months ended December 31, 2013 (dollars in thousands):

	Beginning value at 1/1/2013	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2013
Investment securities	$3,779	$33,093	$94,412	$(58,805)	$(57)	$772	$(15,541)	$57,653

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2013:								$(2,230)

[1]	Forward currency contracts are not included in the investment portfolio.
[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — The following table provides additional information used by the fund’s investment adviser to fair value securities with significant unobservable inputs.

	Value at 12/31/2013	Valuation technique(s)	Unobservable input(s)	Range	Impact to valuation from an increase in input[4]
Bonds, notes & other
debt instruments	$12,488	Recent acquisition price	N/A	N/A	N/A
Convertible securities	10,805	Blend of market quote and market	EV/EBITDA multiple	11.80x–12.91x	Increase
		comparable companies
			EV/EBITDA multiple	6.13x–10.93x	Increase
		Market compatible companies	EV (EBITDA-CAPEX) multiple	13x–15x	Increase
			DLOM	23%–25%	Decrease
Common stocks	34,360	Blend of market quote and market	EV/EBITDA multiple	4.36x–12.91x	Increase
		comparable companies	DLOM	17.18%–23.01%	Decrease
		Expected merger proceeds	N/A	N/A	N/A
	$57,653

[4]	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CAPEX = Capital expenditure

EV = Enterprise value

EBITDA = Earnings before interest, taxes, depreciation and amortization

DLOM = Discount for lack of marketability

Mortgage Fund

At December 31, 2013, all of the fund’s investments were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

At December 31, 2013, all of the fund’s investments were classified as Level 2.

99	American Funds Insurance Series

Cash Management Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 2.

Managed Risk Growth Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk International Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2013, all of the fund’s investment securities were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

100	American Funds Insurance Series

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds, or bonds rated Ba1 or BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, a fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the time in which the securities are expected to be paid off could be extended. This may reduce a fund’s cash for potential reinvestment in higher yielding securities.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While a fund can preserve capital and generate gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The values and liquidity of the securities held by a fund may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Low interest rate environment — During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

101	American Funds Insurance Series

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the risk management strategy of the managed risk fund.

Management — The managed risk funds are subject to the risk that the methods employed by the sub-adviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of individual underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and the respective underlying fund.

Futures — A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid.

Hedging — Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the risk management strategy may not effectively protect the managed risk funds from market declines and will limit the managed risk funds’ participation in market gains. The use of the risk management strategy could cause a managed risk fund to underperform as compared to the underlying fund in certain rising market conditions.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Some of the funds have entered into certain investment transactions and contracts as further described.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

102	American Funds Insurance Series

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Unfunded commitments — One of the funds has participated in transactions that involve unfunded commitments, which may obligate the fund to lend additional sums based upon the terms of the loan agreement. As of December 31, 2013, the maximum exposure of unfunded loan commitments for High-Income Bond Fund was $262,000, which would represent 0.01% of the net assets of the fund should such commitments become due.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2013, Global Growth Fund, Global Small Capitalization Fund, International Fund, New World Fund, Global Growth and Income Fund, Growth-Income Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase and/or sell currencies.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations. As of December 31, 2013, Bond Fund, Mortgage Fund and U.S. Government/AAA-Rated Securities Fund had open interest rate swaps.

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin

103	American Funds Insurance Series

required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives “variation margin” based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund did not hold any futures contracts as of December 31, 2013.

The following tables present the financial statement impacts resulting from the funds’ use of forward currency contracts, interest rate swaps and/or futures contracts as of December 31, 2013 (dollars in thousands):

		Global Growth Fund	Global Small Capitalization Fund	International Fund	New World Fund	Global Growth and Income Fund
Assets	Location on statements of assets and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$5,270	$496	$5,061	$878	$58
Forward currency	Receivables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
		$5,270	$496	$5,061	$878	$58

Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$—	$36	$121	$38	$—
Forward currency	Payables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
		$—	$36	$121	$38	$—

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain (loss) on forward
	currency contracts	$7,558	$(817)	$(11,901)	$1,740	$—
Interest rate swaps	Net realized loss on interest rate swaps	—	—	—	—	—
Futures contracts	Net realized loss on futures contracts	—	—	—	—	—
		$7,558	$(817)	$(11,901)	$1,740	$—

Net unrealized
appreciation	Location on statements of operations
Forward currency	Net unrealized appreciation on forward
	currency contracts	$5,270	$448	$8,074	$945	$58
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	—	—	—	—	—
		$5,270	$448	$8,074	$945	$58

104	American Funds Insurance Series

		Growth- Income Fund	Global Balanced Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund
Assets	Location on statements of assets and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$789	$36	$6	$1,248	$—
Forward currency	Receivables for closed forward
	currency contracts	—	—	—	145	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	310	—	—
		$789	$36	$316	$1,393	$—

	Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$177	$59	$1,655	$4,643	$24
Forward currency	Payables for closed forward
	currency contracts	—	5	72	571	—
Interest rate swaps	Variation margin on interest rate swaps	—	—	—	—	—
		$177	$64	$1,727	$5,214	$24

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain (loss) on forward
	currency contracts	$672	$(357)	$—	$(42,007)	$—
Interest rate swaps	Net realized loss on interest rate swaps	—	—	(21)	—	—
Futures contracts	Net realized loss on futures contracts	—	—	—	—	—
		$672	$(357)	$(21)	$(42,007)	$—

Net unrealized
appreciation
(depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation (depreciation)
	on forward currency contracts	$612	$60	$(1,659)	$1,929	$74
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	—	—	334	—	—
		$612	$60	$(1,325)	$1,929	$74

105	American Funds Insurance Series

		Mortgage Fund	U.S. Government/AAA- Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund
Location on statements of assets
Assets	and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$—	$—	$—	$—	$—
Forward currency	Receivables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	607	—	—	—
		$—	$607	$—	$—	$—

Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$—	$—	$—	$—	$—
Forward currency	Payables for closed forward
	currency contracts	—	—	—	—	—
Interest rate swaps	Variation margin on interest rate swaps	24	—	—	—	—
		$24	$—	$—	$—	$—

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain on forward
	currency contracts	$—	$—	$—	$—	$—
Interest rate swaps	Net realized loss on interest rate swaps	(54)	(448)	—	—	—
Futures contracts	Net realized loss on futures contracts	—	—	(244)	(288)	(282)
		$(54)	$(448)	$(244)	$(288)	$(282)

Net unrealized
appreciation
(depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward
	currency contracts	$—	$—	$—	$—	$—
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	151	4,211	—	—	—
		$151	$4,211	$—	$—	$—

106	American Funds Insurance Series

		Managed Risk Growth-Income Fund	Managed Risk Asset Allocation Fund
Assets	Location on statements of assets and liabilities
Forward currency	Unrealized appreciation on open forward
	currency contracts	$—	$—
Forward currency	Receivables for closed forward
	currency contracts	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—
		$—	$—

Location on statements of assets
Liabilities	and liabilities
Forward currency	Unrealized depreciation on open forward
	currency contracts	$—	$—
Forward currency	Payables for closed forward
	currency contracts	—	—
Interest rate swaps	Variation margin on interest rate swaps	—	—
		$—	$—

Net realized
gain (loss)	Location on statements of operations
Forward currency	Net realized gain on forward
	currency contracts	$—	$—
Interest rate swaps	Net realized loss on interest rate swaps	—	—
Futures contracts	Net realized loss on futures contracts	(203)	(1,050)
		$(203)	$(1,050)

Net unrealized
appreciation
(depreciation)	Location on statements of operations
Forward currency	Net unrealized appreciation on forward
	currency contracts	$—	$—
Interest rate swaps	Net unrealized appreciation on interest
	rate swaps	—	—
		$—	$—

Collateral — Funds that invest in forward currency contracts, interest rate swaps and/or futures contracts have entered into a collateral program. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party to the forward currency contract cannot meet its contractual obligations. For interest rate swaps and future contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract.

107	American Funds Insurance Series

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty, are settled net of each party’s payment obligation. For financial reporting purposes, financial assets and financial liabilities that are subject to netting arrangements are not offset in the funds’ statements of assets and liabilities. The following tables present each fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statements of assets and liabilities as of December 31, 2013 (dollars in thousands):

Global Growth Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$2,838	$—	$(2,602)	$—	$236
Bank of New York Mellon	1,646	—	(1,487)	—	159
Citibank	786	—	(655)	—	131
	$5,270	$—	$(4,744)	$—	$526

International Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$4,696	$—	$(4,531)	$—	$165
Bank of America, N.A.	76	—	—	—	76
Citibank	102	—	—	—	102
HSBC Bank	187	—	(30)	—	157
	$5,061	$—	$(4,561)	$—	$500
Liabilities:
UBS AG	$121	$—	$—	$—	$121

See end of rights of offset tables for footnotes.

108	American Funds Insurance Series

New World Fund
			Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Barclays Bank PLC	$74		$—	$—	$—	$74
Citibank	7		(7)	—	—	—
HSBC Bank	696		—	(689)	—	7
JPMorgan Chase	36		—	—	—	36
UBS AG	65		—	—	—	65
	$878		$(7)	$(689)	$—	$182

Liabilities:
Bank of America, N.A.	$17		$—	$—	$—	$17
Bank of New York Mellon	—	†	—	—	—	—	†
Citibank	21		(7)	—	—	14
	$38		$(7)	$—	$—	$31

Global Balanced Fund
			Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities		Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$22		$(18)	$—	$—	$4
Citibank	7		(7)	—	—	—
Credit Suisse AG	1		—	—	—	1
HSBC Bank	6		(1)	—	—	5
	$36		$(26)	$—	$—	$10
Liabilities:
Bank of America, N.A.	$18		$(18)	$—	$—	$—
Bank of New York Mellon	—	†	—	—	—	—	†
Citibank	30		(7)	—	—	23
HSBC Bank	1		(1)	—	—	—
UBS AG	15		—	—	—	15
	$64		$(26)	$—	$—	$38

109	American Funds Insurance Series

Bond Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Citibank	$6	$(6)	$—	$—	$—

Liabilities:
Bank of America, N.A.	$72	$—	$—	$—	$72
Bank of New York Mellon	7	—	—	—	7
Citibank	543	(6)	(438)	—	99
JPMorgan Chase	1,105	—	(895)	—	210
	$1,727	$(6)	$(1,333)	$—	$388

Global Bond Fund
		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$621	$(621)	$—	$—	$—
Bank of New York Mellon	167	(167)	—	—	—
Barclays Bank PLC	12	—	—	—	12
Citibank	98	(98)	—	—	—
HSBC Bank	57	(57)	—	—	—
JPMorgan Chase	145	(145)	—	—	—
UBS AG	293	(293)	—	—	—
	$1,393	$(1,381)	$—	$—	$12
Liabilities:
Bank of America, N.A.	$667	$(621)	$—	$—	$46
Bank of New York Mellon	710	(167)	(380)	—	163
Citibank	742	(98)	(616)	—	28
Credit Suisse AG	13	—	—	—	13
HSBC Bank	370	(57)	—	—	313
JPMorgan Chase	544	(145)	(280)	—	119
UBS AG	2,168	(293)	(1,635)	—	240
	$5,214	$(1,381)	$(2,911)	$—	$922

*	Non-cash collateral is shown on a settlement basis.
†	Amount less than one thousand.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

110	American Funds Insurance Series

As of and during the period ended December 31, 2013, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2010. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by U.S. federal tax authorities for tax years before 2013, the year the funds commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2009. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations. Managed Risk Asset Allocation Fund is not subject to examination by state tax authorities for tax years before 2012, the year the fund commenced operations. Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund are not subject to examination by state tax authorities for tax years before 2013, the year the funds commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund and New World Fund for tax years before 2006; Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables on the following pages, some of the funds had capital loss carryforwards available at December 31, 2013. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

111	American Funds Insurance Series

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
As of December 31, 2013:
Undistributed ordinary income	$20,842	$—	$39,391	$5,567	$10,239	$27,244
Undistributed long-term capital gain	559,294	18,718	1,119,339	—	257,909	—
Capital loss carryforward:
Expiring 2017	—	—	—	(301,746)	—	(24,747)
Expiring 2018	—	—	—	(84,504)	—	—
	$—	$—	$—	$(386,250)	$—	$(24,747)
Capital loss carryforwards utilized	$353,831	$433,591	$1,595,427	$900,664	$—	$474,020
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) undistributed net
realized gain/accumulated net
realized loss	$16,454	$15,554	$(4,522)	$2,737	$758	$—
Reclassification to distributions in excess
of net investment income from capital
paid in on shares of beneficial interest	—	22,478	—	—	—	—
Gross unrealized appreciation on
investment securities	$1,933,868	$1,462,100	$10,265,826	$2,890,916	$642,116	$1,946,845
Gross unrealized depreciation on
investment securities	(90,252)	(312,780)	(180,489)	(291,974)	(143,578)	(67,126)
Net unrealized appreciation on
investment securities	$1,843,616	$1,149,320	$10,085,337	$2,598,942	$498,538	$1,879,719
Cost of investment securities	$4,065,474	$3,047,871	$13,519,244	$6,692,989	$2,197,524	$4,718,844

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund
As of December 31, 2013:
Undistributed ordinary income	$9,315	$66,475	$—	$112,411	$70	$32,510
Late year ordinary loss deferral*	—	—	(484)	—	—	—
Undistributed long-term capital gain	—	1,199,030	9,645	741,534	1,690	2,533
Post-October capital loss deferral*	—	—	(2,420)	—	—	—
Capital loss carryforward:
Expiring 2017	(273,401)	—	—	—	—	—
Expiring 2018	(297)	—	—	—	—	—
	$(273,698)	$—	$—	$—	$—	$—
Capital loss carryforwards utilized	$241,602	$1,762,761	$11,961	$11,934	$1,359	$—
Reclassification (from) to distributions in
excess of/undistributed net investment
income (to) from accumulated net
realized loss/undistributed net
realized gain	$(24)	$604	$607	$4,753	$(595)	$10,843
Gross unrealized appreciation on
investment securities	$509,146	$9,343,346	$150,343	$4,343,902	$27,220	$156,342
Gross unrealized depreciation on
investment securities	(61,704)	(317,793)	(19,815)	(152,353)	(3,641)	(142,275)
Net unrealized appreciation on
investment securities	$447,442	$9,025,553	$130,528	$4,191,549	$23,579	$14,067
Cost of investment securities	$1,567,607	$16,037,100	$823,916	$12,348,161	$168,006	$9,731,586

112	American Funds Insurance Series

	Global Bond Fund		High-Income Bond Fund	Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
As of December 31, 2013:
Undistributed ordinary income		$4,548	$19,230		$21		$7,043		$—
Undistributed long-term capital gain		22,985	—		—		—		—
Capital loss carryforward:
No expiration		—	—		(2,303)		(18,389)		—
Expiring 2017		—	(77,683)		—		—		—
		$—	$(77,683)		$(2,303)		$(18,389)		$—
Capital loss carryforwards utilized		$—	$45,225		$—		$—	$	—†
Reclassification (from) to undistributed/
distributions in excess of net investment
income (to) from undistributed net
realized gain/accumulated net
realized loss		$(54,124)	$1,087		$1,108		$8,910		$—
Reclassification to accumulated net
investment loss from capital paid in
on shares of beneficial interest		—	—		—		—		2,276
Gross unrealized appreciation on
investment securities		$75,740	$97,659		$1,675		$11,661		$14
Gross unrealized depreciation on
investment securities		(53,177)	(84,421)		(3,018)		(63,523)		(1)
Net unrealized appreciation
(depreciation) on investment securities		$22,563	$13,238		$(1,343)		$(51,862)		$13
Cost of investment securities		$2,560,978	$1,894,944		$262,060		$3,643,594		$458,408

		Managed Risk Growth Fund	Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund
As of December 31, 2013:
Undistributed ordinary income		$2	$6		$4		$3		$89
Capital loss carryforward:
No expiration		(126)	(239)		(257)		(178)		(131)
Reclassification (from) to undistributed
net investment income (to) from
accumulated net realized loss	$	—†	$(37)	$	—†	$	—†		$43
Gross unrealized appreciation on
investment securities		$2,017	$1,139		$1,871		$1,997		$54,954
Gross unrealized depreciation on
investment securities		—	—		—		—		—
Net unrealized appreciation on
investment securities		$2,017	$1,139		$1,871		$1,997		$54,954
Cost of investment securities		$25,792	$15,658		$24,370		$22,091		$848,143

*	These deferrals are considered incurred in the subsequent year.
†	Amount less than one thousand.
113	American Funds Insurance Series

The tax character of distributions paid to shareholders of each fund was as follows (dollars in thousands):

Global Growth Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$21,540	—	$21,540	$16,161		—	$16,161
Class 2	50,234	—	50,234	32,113		—	32,113
Class 4	6	—	6	—	[1,2]	—	—	[1,2]
Total	$71,780	—	$71,780	$48,274		—	$48,274

Global Small Capitalization Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$9,160	—	$9,160	$14,672		—	$14,672
Class 2	24,174	—	24,174	34,610		—	34,610
Class 4	3	—	3	—	[1,2]	—	—	[1,2]
Total	$33,337	—	$33,337	$49,282		—	$49,282

Growth Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$77,038	—	$77,038	$75,334		—	$75,334
Class 2	142,471	—	142,471	122,858		—	122,858
Class 3	1,987	—	1,987	1,643		—	1,643
Class 4	32	—	32	—	[1,2]	—	—	[1,2]
Total	$221,528	—	$221,528	$199,835		—	$199,835

International Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$50,434	—	$50,434	$60,357		—	$60,357
Class 2	75,225	—	75,225	78,128		—	78,128
Class 3	614	—	614	650		—	650
Class 4	23	—	23	—	[1,2]	—	—	[1,2]
Total	$126,296	—	$126,296	$139,135		—	$139,135

New World Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$21,178	$5,690	$26,868	$13,526		—	$13,526
Class 2	17,409	5,994	23,403	13,443		—	13,443
Class 4	93	4	97	—	[1,2]	—	—	[1,2]
Total	$38,680	$11,688	$50,368	$26,969		—	$26,969

See end of distributions tables for footnotes.

114	American Funds Insurance Series

Blue Chip Income and Growth Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$54,555	—	$54,555	$29,511		—	$29,511
Class 2	66,918	—	66,918	67,663		—	67,663
Class 4	2	—	2	—	[1,2]	—	—	[1,2]
Total	$121,475	—	$121,475	$97,174		—	$97,174

Global Growth and Income Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$6,810	—	$6,810	$4,745		—	$4,745
Class 2	56,388	—	56,388	45,110		—	45,110
Class 4	19	—	19	—	[1,2]	—	—	[1,2]
Total	$63,217	—	$63,217	$49,855		—	$49,855

Growth-Income Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$142,502	—	$142,502	$179,283		—	$179,283
Class 2	185,855	—	185,855	213,820		—	213,820
Class 3	2,493	—	2,493	2,787		—	2,787
Class 4	32	—	32	—	[1,2]	—	—	[1,2]
Total	$330,882	—	$330,882	$395,890		—	$395,890

International Growth and Income Fund

	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$19,657	$9,002	$28,659	$4,726		—	$4,726
Class 2	6,724	3,354	10,078	4,685		—	4,685
Class 4	8	3	11	—	[1,2]	—	—	[1,2]
Total	$26,389	$12,359	$38,748	$9,411		—	$9,411

Asset Allocation Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$160,436	—	$160,436	$149,689		—	$149,689
Class 2	79,271	—	79,271	99,191		—	99,191
Class 3	607	—	607	742		—	742
Class 4	4	—	4	—	[1,2]	—	—	[1,2]
Total	$240,318	—	$240,318	$249,622		—	$249,622

Global Balanced Fund
	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$557	$260	$817	$562		—	$562
Class 2	2,083	1,129	3,212	1,835		—	1,835
Class 4	— [2]	— [2]	— [2]	—	[1,2]	—	—	[1,2]
Total	$2,640	$1,389	$4,029	$2,397		—	$2,397

115	American Funds Insurance Series

Bond Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$89,562	$43,797	$133,359	$106,210		—	$106,210
Class 2	86,573	53,541	140,114	125,665		—	125,665
Class 4	45	6	51	—	[1,2]	—	—	[1,2]
Total	$176,180	$97,344	$273,524	$231,875		—	$231,875

Global Bond Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$6,185	$7,310	$13,495	$23,288		$3,369	$26,657
Class 2	8,801	10,402	19,203	42,360		7,923	50,283
Class 4	— [2]	— [2]	— [2]	—	[1,2]	—	—	[1,2]
Total	$14,986	$17,712	$32,698	$65,648		$11,292	$76,940

High-Income Bond Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$55,659	—	$55,659	$62,358		—	$62,358
Class 2	70,100	—	70,100	79,441		—	79,441
Class 3	1,237	—	1,237	1,459		—	1,459
Class 4	5	—	5	—	[1,2]	—	—	[1,2]
Total	$127,001	—	$127,001	$143,258		—	$143,258

Mortgage Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$1,647	$46	$1,693	$1,305		—	$1,305
Class 2	296	15	311	648		—	648
Class 4	— [2]	— [2]	— [2]	—	[1,2]	—	—	[1,2]
Total	$1,943	$61	$2,004	$1,953		—	$1,953

U.S. Government/AAA-Rated Securities Fund
`	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$35,942	$25,494	$61,436	$45,898		$27,829	$73,727
Class 2	35,681	28,443	64,124	47,011		31,761	78,772
Class 3	318	255	573	493		330	823
Class 4	2	— [2]	2	—	[1,2]	—	—	[1,2]
Total	$71,943	$54,192	$126,135	$93,402		$59,920	$153,322

116	American Funds Insurance Series

Managed Risk Growth Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1	—	$1
Class P2	139	—	139
Total	$140	—	$140

Managed Risk International Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1	—	$1
Class P2	113	—	113
Total	$114	—	$114

Managed Risk Blue Chip Income and Growth Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$2	—	$2
Class P2	340	—	340
Total	$342	—	$342

Managed Risk Growth-Income Fund
	Year ended December 31, 2013[3]
Share class	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1	—	$1
Class P2	201	—	201
Total	$202	—	$202

Managed Risk Asset Allocation Fund
	Year ended December 31, 2013			Year ended December 31, 2012[4]
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$1,126	—	$1,126	$111	—	$111
Class P2	7,025	—	7,025	206	—	206
Total	$8,151	—	$8,151	$317	—	$317

1Class 4 was offered beginning December 14, 2012.

2Amount less than one thousand.

3For the period May 1, 2013, commencement of operations, through December 31, 2013.

4For the period September 28, 2012, commencement of operations, through December 31, 2012.

117	American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are related parties to the funds.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. Sub-advisory fees for the managed risk funds are paid by CRMC to Milliman. The managed risk funds are not responsible for paying any sub-advisory fees.

Investment advisory services waivers — The series’ board of trustees approved an amended agreement for Asset Allocation Fund and Global Bond Fund effective January 1, 2014, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2013, CRMC voluntarily reduced investment advisory services fees to the proposed rates for Asset Allocation Fund. CRMC is also currently waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2013, total investment advisory services fees waived by CRMC were $261,000.

The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after the investment advisory services waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2013, before waiver	For the year ended December 31, 2013, after waiver
Fund	Beginning with	Ending with	Up to	In excess of
Global Growth Fund	.690%	.460%	$.6	$5.0	.52%	.52%
Global Small Capitalization Fund	.800	.635	.6	5.0	.70	.70
Growth Fund	.500	.280	.6	34.0	.33	.33
International Fund	.690	.430	.5	21.0	.49	.49
New World Fund	.850	.620	.5	2.5	.73	.73
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.40	.40
Global Growth and Income Fund	.690	.480	.6	3.0	.60	.60
Growth-Income Fund	.500	.219	.6	34.0	.27	.27
International Growth and Income Fund	.690	.530	.5	1.0	.65	.65
Asset Allocation Fund	.500	.244	.6	13.0	.29	.28
Global Balanced Fund	.660	.510	.5	1.0	.66	.66
Bond Fund	.480	.330	.6	8.0	.37	.37
Global Bond Fund	.570	.450	1.0	3.0	.53	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46	.46
Mortgage Fund	.420	.290	.6	3.0	.42	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33	.33
Cash Management Fund	.320	.270	1.0	2.0	.32	.32
Managed Risk Growth Fund	.250		all		.25	.20
Managed Risk International Fund	.250		all		.25	.20
Managed Risk Blue Chip Income and Growth Fund	.250		all		.25	.20
Managed Risk Growth-Income Fund	.250		all		.25	.20
Managed Risk Asset Allocation Fund	.250		all		.25	.20

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the following table. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

118	American Funds Insurance Series

Share class	Currently approved limits	Plan limits
Class 2	0.25%	0.25%
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the funds are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement that applies to all funds except the managed risk funds. Under the agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third-parties that provide services to fund shareholders.

Accounting and administrative services — The managed risk funds have a sub-administration agreement with BNY Mellon under which the funds compensate BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Reimbursement of fees and expenses — CRMC is currently reimbursing a portion of other expenses for each of the managed risk funds so that each fund’s expenses do not exceed 0.28% of its respective average daily net assets. Other expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2013, total expenses reimbursed by CRMC were $244,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund							Growth Fund
	Distribution services		Insurance administrative services		Administrative services			Distribution services	Insurance administrative services	Administrative services
Class 1	$—		$—		$162		Class 1	$—	$—	$681
Class 2	10,071		—		403		Class 2	38,968	—	1,559
Class 4	—	*	—	*	—	*	Class 3	362	—	20
Total class-specific expenses	$10,071		$—	*	$565		Class 4	4	4	—	*
							Total class-specific expenses	$39,334	$4	$2,260

Global Small Capitalization Fund							International Fund
	Distribution services		Insurance administrative services		Administrative services			Distribution services	Insurance administrative services	Administrative services
Class 1	$—		$—		$109		Class 1	$—	$—	$338
Class 2	6,980		—		279		Class 2	13,958	—	558
Class 4	3		2		—	*	Class 3	79	—	5
Total class-specific expenses	$6,983		$2		$388		Class 4	2	2	—	*
							Total class-specific expenses	$14,039	$2	$901

See end of class-specific expenses tables for footnote.

119	American Funds Insurance Series

New World Fund				Asset Allocation Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services	Administrative services
Class 1	$—	$—	$127	Class 1	$—	$—	$871
Class 2	3,296	—	132	Class 2	13,794	—	552
Class 4	5	5	— *	Class 3	73	—	4
Total class-specific expenses	$3,301	$5	$259	Class 4	— *	— *	— *
				Total class-specific expenses	$13,867	$— *	$1,427

Blue Chip Income and Growth Fund				Global Balanced Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services	Administrative services
Class 1	$—	$—	$233	Class 1	$—	$—	$3
Class 2	8,994	—	360	Class 2	343	—	14
Class 4	— *	— *	— *	Class 4	—	—	—
Total class-specific expenses	$8,994	$— *	$593	Total class-specific expenses	$343	$—	$17

Global Growth and Income Fund				Bond Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
	services	services	services		services	services	services
Class 1	$—	$—	$19	Class 1	$—	$—	$401
Class 2	4,566	—	183	Class 2	12,087	—	483
Class 4	— *	— *	— *	Class 4	3	2	— *
Total class-specific expenses	$4,566	$— *	$202	Total class-specific expenses	$12,090	$2	$884

Growth-Income Fund				Global Bond Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
	services	services	services		services	services	services
Class 1	$—	$—	$921	Class 1	$—	$—	$108
Class 2	35,413	—	1,417	Class 2	3,918	—	157
Class 3	325	—	18	Class 4	— *	— *	—
Class 4	2	2	— *	Total class-specific expenses	$3,918	$— *	$265
Total class-specific expenses	$35,740	$2	$2,356

International Growth and Income Fund				High-Income Bond Fund
		Insurance				Insurance
	Distribution	administrative	Administrative		Distribution	administrative	Administrative
	services	services	services		services	services	services
Class 1	$—	$—	$62	Class 1	$—	$—	$80
Class 2	607	—	24	Class 2	2,719	—	109
Class 4	— *	— *	— *	Class 3	35	—	2
Total class-specific expenses	$607	$— *	$86	Class 4	— *	— *	— *
				Total class-specific expenses	$2,754	$— *	$191

120	American Funds Insurance Series

Mortgage Fund				Managed Risk International Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services
Class 1	$—	$—	$15	Class P1	$—	$—
Class 2	124	—	5	Class P2	6	6
Class 4	—	—	—	Total class-specific expenses	$6	$6
Total class-specific expenses	$124	$—	$20

U.S. Government/AAA-Rated Securities Fund				Managed Risk Blue Chip Income and Growth Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services
Class 1	$—	$—	$173	Class P1	$—	$— *
Class 2	4,726	—	189	Class P2	13	13
Class 3	31	—	2	Total class-specific expenses	$13	$13
Class 4	— *	— *	— *
Total class-specific expenses	$4,757	$— *	$364

Cash Management Fund				Managed Risk Growth-Income Fund
	Distribution services	Insurance administrative services	Administrative services		Distribution services	Insurance administrative services
Class 1	$—	$—	$6	Class P1	$—	$— *
Class 2	1,066	—	43	Class P2	10	10
Class 3	17	—	1	Total class-specific expenses	$10	$10
Class 4	—	—	—
Total class-specific expenses	$1,083	$—	$50

Managed Risk Growth Fund				Managed Risk Asset Allocation Fund
	Distribution services	Insurance administrative services			Distribution services	Insurance administrative services
Class P1	$—	$— *		Class P1	$—	$113
Class P2	12	12		Class P2	725	725
Total class-specific expenses	$12	$12		Total class-specific expenses	$725	$838

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

121	American Funds Insurance Series

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$60		$7		$67
Global Small Capitalization Fund	40		5		45
Growth Fund	244		87		331
International Fund	97		39		136
New World Fund	27		3		30
Blue Chip Income and Growth Fund	56		7		63
Global Growth and Income Fund	22		2		24
Growth-Income Fund	257		99		356
International Growth and Income Fund	6		—	*	6
Asset Allocation Fund	144		29		173
Global Balanced Fund	2		—	*	2
Bond Fund	97		12		109
Global Bond Fund	29		2		31
High-Income Bond Fund	21		10		31
Mortgage Fund	2		—	*	2
U.S. Government/AAA-Rated Securities Fund	41		10		51
Cash Management Fund	6		4		10
Managed Risk Growth Fund	—	*	—		—	*
Managed Risk International Fund	—	*	—		—	*
Managed Risk Blue Chip Income and Growth Fund	—	*	—		—	*
Managed Risk Growth-Income Fund	—	*	—		—	*
Managed Risk Asset Allocation Fund	1		—		1

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the series.

8. Fund merger

On May 17, 2013, Global Growth Fund (the “acquiring fund”) acquired the net assets of Global Discovery Fund (the “acquired fund”) pursuant to an Agreement and Plan of Reorganization and Liquidation approved by the Board of Trustees on December 5, 2012. The merger occurred due to the size of Global Discovery Fund and a lack of clear prospects for the fund’s future growth. The acquisition was accomplished by a tax-free exchange of shares of each class of the acquiring fund for the corresponding class of the acquired fund at the close of business on May 17, 2013. Both Class 1 and Class 2 shares were exchanged at a ratio of 0.57 to 1. Shares issued by Global Growth Fund are disclosed in the capital share transactions noted below. Further information about the merger of the funds is as follows (dollars and shares in thousands):

	Status	Shares outstanding	Net assets	Net asset value per share
Global Discovery Fund	Acquired fund
Class 1		1,178	$17,890	$15.19
Class 2		17,234	$260,407	$15.11

Global Growth Fund	Acquiring fund
Class 1		64,374	$1,718,150	$26.69
Class 2		150,243	$3,981,436	$26.50
Class 4		—*	$1	$26.68

Global Growth Fund	Post merger
Class 1		65,044	$1,736,040	$26.69
Class 2		160,070	$4,241,843	$26.50
Class 4		—*	$1	$26.68

*Amount less than one thousand.

122	American Funds Insurance Series

Components of net assets acquired on May 17, 2013
Capital paid in on shares of beneficial interest	$189,397
Undistributed net investment income	—
Undistributed net realized gain	—
Net unrealized appreciation	88,900
Total net assets	$278,297

Had the acquisition been completed on January 1, 2013, the beginning of the annual reporting period for both the acquired and acquiring funds, the pro forma results of operations for the year ended December 31, 2012, would have been as follows (dollars in thousands):

Pro forma components of net assets on January 1, 2013
Capital paid in on shares of beneficial interest	$4,434,571
Undistributed net investment income	3,153
Accumulated net realized loss	(368,635)
Net unrealized appreciation	1,382,058
Total net assets	$5,451,147

Since the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the income, expenses and changes in net assets of the acquired fund that have been included in the acquiring fund’s statement of operations since May 17, 2013.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund
	Sales[1,2]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$258,243	10,345		$21,540		764		$(652,054)	(23,190)	$(372,271)	(12,081)
Class 2	273,799	12,031		50,234		1,788		(692,022)	(26,313)	(367,989)	(12,494)
Class 4	881	30		5		—	[3]	(79)	(2)	807	28
Total net increase (decrease)	$532,923	22,406		$71,779		2,552		$(1,344,155)	(49,505)	$(739,453)	(24,547)

Year ended December 31, 2012
Class 1	$116,073	5,365		$16,161		689		$(214,408)	(9,757)	$(82,174)	(3,703)
Class 2	47,056	2,233		32,113		1,371		(608,844)	(28,048)	(529,675)	(24,444)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$163,130	7,598		$48,274		2,060		$(823,252)	(37,805)	$(611,848)	(28,147)

See end of capital share transactions tables for footnotes.

123	American Funds Insurance Series

Global Small Capitalization Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$285,973	12,430		$9,160		410		$(337,663)	(15,049)	$(42,530)	(2,209)
Class 2	58,648	2,581		24,174		1,098		(399,343)	(17,694)	(316,521)	(14,015)
Class 4	4,861	201		3		—	[3]	(1,241)	(50)	3,623	151
Total net increase (decrease)	$349,482	15,212		$33,337		1,508		$(738,247)	(32,793)	$(355,428)	(16,073)

Year ended December 31, 2012
Class 1	$183,971	9,682		$14,672		791		$(112,799)	(5,936)	$85,844	4,537
Class 2	86,346	4,691		34,610		1,918		(364,953)	(19,370)	(243,997)	(12,761)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$270,318	14,373		$49,282		2,709		$(477,752)	(25,306)	$(158,152)	(8,224)

Growth Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$294,640	4,226		$77,034		1,051		$(2,235,166)	(32,949)	$(1,863,492)	(27,672)
Class 2	157,902	2,305		142,471		1,972		(2,838,847)	(41,366)	(2,538,474)	(37,089)
Class 3	1,530	21		1,987		27		(27,728)	(401)	(24,211)	(353)
Class 4	4,782	67		32		1		(399)	(6)	4,415	62
Total net increase (decrease)	$458,854	6,619		$221,524		3,051		$(5,102,140)	(74,722)	$(4,421,762)	(65,052)

Year ended December 31, 2012
Class 1	$277,348	4,834		$75,334		1,260		$(1,863,267)	(31,869)	$(1,510,585)	(25,775)
Class 2	177,807	3,123		122,858		2,084		(4,632,501)	(81,722)	(4,331,836)	(76,515)
Class 3	1,746	29		1,643		28		(33,580)	(577)	(30,191)	(520)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$456,902	7,986		$199,835		3,372		$(6,529,348)	(114,168)	$(5,872,611)	(102,810)

International Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$248,721	12,978		$50,434		2,504		$(1,206,929)	(63,495)	$(907,774)	(48,013)
Class 2	213,458	11,190		75,225		3,750		(865,300)	(45,337)	(576,617)	(30,397)
Class 3	685	35		614		31		(6,904)	(362)	(5,605)	(296)
Class 4	2,148	110		23		1		(194)	(10)	1,977	101
Total net increase (decrease)	$465,012	24,313		$126,296		6,286		$(2,079,327)	(109,204)	$(1,488,019)	(78,605)

Year ended December 31, 2012
Class 1	$266,734	16,344		$60,357		3,445		$(552,826)	(32,947)	$(225,735)	(13,158)
Class 2	225,412	13,909		78,128		4,462		(859,434)	(51,810)	(555,894)	(33,439)
Class 3	374	23		650		37		(7,378)	(446)	(6,354)	(386)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$492,521	30,276		$139,135		7,944		$(1,419,638)	(85,203)	$(787,982)	(46,983)

See end of capital share transactions tables for footnotes.

124	American Funds Insurance Series

New World Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$291,376	12,346		$26,867		1,123		$(189,247)	(7,862)	$128,996	5,607
Class 2	67,014	2,889		23,403		991		(277,349)	(11,889)	(186,932)	(8,009)
Class 4	8,180	339		96		4		(188)	(8)	8,088	335
Total net increase (decrease)	$366,570	15,574		$50,366		2,118		$(466,784)	(19,759)	$(49,848)	(2,067)

Year ended December 31, 2012
Class 1	$243,140	11,398		$13,526		600		$(92,066)	(4,285)	$164,600	7,713
Class 2	54,652	2,591		13,443		599		(252,673)	(11,890)	(184,578)	(8,700)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$297,793	13,989		$26,969		1,199		$(344,739)	(16,175)	$(19,977)	(987)

Blue Chip Income and Growth Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$986,042	89,659		$54,549		4,323		$(174,356)	(14,648)	$866,235	79,334
Class 2	13,596	1,173		66,918		5,356		(663,556)	(57,363)	(583,042)	(50,834)
Class 4	101	8		2		—	[3]	— [3]	— [3]	103	8
Total net increase (decrease)	$999,739	90,840		$121,469		9,679		$(837,912)	(72,011)	$283,296	28,508

Year ended December 31, 2012
Class 1	$612,734	61,796		$29,511		2,924		$(399,693)	(39,869)	$242,552	24,851
Class 2	53,607	5,597		67,663		6,761		(461,477)	(47,179)	(340,207)	(34,821)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$666,342	67,393		$97,174		9,685		$(861,170)	(87,048)	$(97,654)	(9,970)

Global Growth and Income Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$38,885	3,340		$6,806		566		$(52,061)	(4,474)	$(6,370)	(568)
Class 2	35,387	3,082		56,388		4,700		(421,844)	(36,504)	(330,069)	(28,722)
Class 4	678	56		19		2		(162)	(13)	535	45
Total net increase (decrease)	$74,950	6,478		$63,213		5,268		$(474,067)	(40,991)	$(335,904)	(29,245)

Year ended December 31, 2012
Class 1	$27,152	2,703		$4,745		459		$(36,662)	(3,653)	$(4,765)	(491)
Class 2	28,455	2,924		45,110		4,374		(329,160)	(33,092)	(255,595)	(25,794)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$55,608	5,627		$49,855		4,833		$(365,822)	(36,745)	$(260,359)	(26,285)

125	American Funds Insurance Series

Growth-Income Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$970,097	21,875		$142,493		2,962		$(3,617,332)	(84,723)	$(2,504,742)	(59,886)
Class 2	101,521	2,274		185,855		3,897		(2,617,064)	(59,419)	(2,329,688)	(53,248)
Class 3	1,397	31		2,493		52		(28,707)	(644)	(24,817)	(561)
Class 4	3,337	72		32		1		(357)	(8)	3,012	65
Total net increase (decrease)	$1,076,352	24,252		$330,873		6,912		$(6,263,460)	(144,794)	$(4,856,235)	(113,630)

Year ended December 31, 2012
Class 1	$994,378	26,843		$179,283		4,692		$(2,343,170)	(62,718)	$(1,169,509)	(31,183)
Class 2	138,677	3,857		213,820		5,631		(2,162,539)	(59,217)	(1,810,042)	(49,729)
Class 3	820	22		2,787		73		(33,096)	(898)	(29,489)	(803)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$1,133,876	30,722		$395,890		10,396		$(4,538,805)	(122,833)	$(3,009,039)	(81,715)

International Growth and Income Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$432,753	27,502		$28,659		1,689		$(45,474)	(2,646)	$415,938	26,545
Class 2	21,144	1,309		10,078		596		(31,345)	(1,880)	(123)	25
Class 4	791	45		11		1		(105)	(6)	697	40
Total net increase (decrease)	$454,688	28,856		$38,748		2,286		$(76,924)	(4,532)	$416,512	26,610

Year ended December 31, 2012
Class 1	$166,454	10,893		$4,726		310		$(7,358)	(503)	$163,822	10,700
Class 2	21,059	1,460		4,685		308		(27,910)	(1,901)	(2,166)	(133)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$187,514	12,353		$9,411		618		$(35,268)	(2,404)	$161,657	10,567

Asset Allocation Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$1,917,257	91,983		$160,436		7,366		$(459,506)	(22,330)	$1,618,187	77,019
Class 2	214,460	10,499		79,271		3,677		(851,000)	(41,687)	(557,269)	(27,511)
Class 3	1,510	72		607		28		(5,389)	(259)	(3,272)	(159)
Class 4	487	22		4		—		— [3]	— [3]	491	22
Total net increase (decrease)	$2,133,714	102,576		$240,318		11,071		$(1,315,895)	(64,276)	$1,058,137	49,371

Year ended December 31, 2012
Class 1	$690,030	39,118		$149,689		8,204		$(419,110)	(23,646)	$420,609	23,676
Class 2	106,642	6,083		99,191		5,485		(823,760)	(46,863)	(617,927)	(35,295)
Class 3	1,291	73		742		41		(6,555)	(370)	(4,522)	(256)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$797,964	45,274		$249,622		13,730		$(1,249,425)	(70,879)	$(201,839)	(11,875)

See end of capital share transactions tables for footnotes.

126	American Funds Insurance Series

Global Balanced Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$377	35		$817		73		$(184)	(17)	$1,010	91
Class 2	33,820	3,112		3,212		288		(13,106)	(1,202)	23,926	2,198
Class 4	—	—		—	[3]	—	[3]	—	—	— [3]	— [3]
Total net increase (decrease)	$34,197	3,147		$4,029		361		$(13,290)	(1,219)	$24,936	2,289

Year ended December 31, 2012
Class 1	$29	3		$562		54		$(1)	—3	$590	57
Class 2	46,372	4,711		1,835		178		(9,674)	(984)	38,533	3,905
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$46,402	4,714		$2,397		232		$(9,675)	(984)	$39,124	3,962

Bond Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$1,279,497	115,702		$133,350		12,270		$(615,210)	(54,877)	$797,637	73,095
Class 2	408,953	37,839		140,114		13,025		(587,137)	(53,583)	(38,070)	(2,719)
Class 4	3,160	289		51		5		(191)	(18)	3,020	276
Total net increase (decrease)	$1,691,610	153,830		$273,515		25,300		$(1,202,538)	(108,478)	$762,587	70,652

Year ended December 31, 2012
Class 1	$761,662	67,100		$106,210		9,439		$(1,419,488)	(125,727)	$(551,616)	(49,188)
Class 2	302,695	27,149		125,665		11,291		(504,544)	(45,084)	(76,184)	(6,644)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$1,064,358	94,249		$231,875		20,730		$(1,924,032)	(170,811)	$(627,799)	(55,832)

Global Bond Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$400,246	33,288		$13,495		1,134		$(240,206)	(20,328)	$173,535	14,094
Class 2	74,483	6,243		19,203		1,622		(198,058)	(16,777)	(104,372)	(8,912)
Class 4	10	1		—	[3]	—	[3]	— [3]	— [3]	10	1
Total net increase (decrease)	$474,739	39,532		$32,698		2,756		$(438,264)	(37,105)	$69,173	5,183

Year ended December 31, 2012
Class 1	$374,578	30,370		$26,657		2,182		$(78,701)	(6,414)	$322,534	26,138
Class 2	135,590	11,094		50,283		4,140		(210,485)	(17,264)	(24,612)	(2,030)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$510,169	41,464		$76,940		6,322		$(289,186)	(23,678)	$297,923	24,108

127	American Funds Insurance Series

High-Income Bond Fund
	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$176,901	15,477		$55,635		5,010		$(271,595)	(23,719)	$(39,059)	(3,232)
Class 2	55,098	4,920		70,100		6,387		(199,655)	(17,691)	(74,457)	(6,384)
Class 3	2,555	222		1,237		111		(6,052)	(528)	(2,260)	(195)
Class 4	92	8		5		—	[3]	— [3]	— [3]	97	8
Total net increase (decrease)	$234,646	20,627		$126,977		11,508		$(477,302)	(41,938)	$(115,679)	(9,803)

Year ended December 31, 2012
Class 1	$112,401	9,936		$62,358		5,619		$(115,003)	(10,154)	$59,756	5,401
Class 2	114,547	10,267		79,441		7,244		(185,788)	(16,687)	8,200	824
Class 3	5,364	480		1,459		132		(7,355)	(655)	(532)	(43)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$232,313	20,683		$143,258		12,995		$(308,146)	(27,496)	$67,425	6,182

Mortgage Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$131,740	12,668		$1,693		165		$(18,122)	(1,746)	$115,311	11,087
Class 2	11,184	1,078		311		30		(10,545)	(1,019)	950	89
Class 4	—	—		—	[3]	—	[3]	—	—	— [3]	— [3]
Total net increase (decrease)	$142,924	13,746		$2,004		195		$(28,667)	(2,765)	$116,261	11,176

Year ended December 31, 2012
Class 1	$57,612	5,467		$1,305		125		$(27,398)	(2,586)	$31,519	3,006
Class 2	29,661	2,825		648		62		(2,938)	(279)	27,371	2,608
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$87,274	8,292		$1,953		187		$(30,336)	(2,865)	$58,891	5,614

U.S. Government/AAA-Rated Securities Fund
	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$160,004	12,948		$61,436		5,042		$(336,723)	(27,279)	$(115,283)	(9,289)
Class 2	61,544	5,019		64,124		5,311		(195,682)	(16,029)	(70,014)	(5,699)
Class 3	1,142	93		573		47		(6,009)	(488)	(4,294)	(348)
Class 4	452	38		2		—	[3]	(27)	(2)	427	36
Total net increase (decrease)	$223,142	18,098		$126,135		10,400		$(538,441)	(43,798)	$(189,164)	(15,300)

Year ended December 31, 2012
Class 1	$195,168	15,076		$73,727		5,774		$(209,851)	(16,180)	$59,044	4,670
Class 2	146,483	11,413		78,772		6,228		(192,849)	(15,060)	32,406	2,581
Class 3	1,630	125		823		65		(6,050)	(467)	(3,597)	(277)
Class 4[4]	1	—	[3]	—	[3]	—	[3]	—	—	1	— [3]
Total net increase (decrease)	$343,282	26,614		$153,322		12,067		$(408,750)	(31,707)	$87,854	6,974

See end of capital share transactions tables for footnotes.

128	American Funds Insurance Series

Cash Management Fund

	Sales[1]			Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class 1	$26,858	2,372		$—	—	$(36,064)	(3,184)	$(9,206)	(812)
Class 2	210,456	18,884		—	—	(272,642)	(24,465)	(62,186)	(5,581)
Class 3	6,711	597		—	—	(9,101)	(810)	(2,390)	(213)
Class 4	—	—		—	—	—	—	—	—
Total net increase (decrease)	$244,025	21,853		$—	—	$(317,807)	(28,459)	$(73,782)	(6,606)

Year ended December 31, 2012
Class 1	$28,695	2,528		$—	—	$(37,213)	(3,278)	$(8,518)	(750)
Class 2	156,563	13,986		—	—	(224,943)	(20,084)	(68,380)	(6,098)
Class 3	7,742	686		—	—	(9,181)	(813)	(1,439)	(127)
Class 4[4]	1	—	[3]	—	—	—	—	1	— [3]
Total net increase (decrease)	$193,001	17,200		$—	—	$(271,337)	(24,175)	$(78,336)	(6,975)

Managed Risk Growth Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$50	5	$1	—	[3]	$(1)	— [3]	$150	15
Class P2	4,900	490	22,269	2,059	139	12		(1,358)	(126)	25,950	2,435
Total net increase (decrease)	$5,000	500	$22,319	2,064	$140	12		$(1,359)	(126)	$26,100	2,450

Managed Risk International Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$—	—	$1	—	[3]	$— [3]	— [3]	$101	10
Class P2	4,900	490	11,094	1,073	113	11		(228)	(23)	15,879	1,551
Total net increase (decrease)	$5,000	500	$11,094	1,073	$114	11		$(228)	(23)	$15,980	1,561

Managed Risk Blue Chip Income and Growth Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$11	1	$2	—	[3]	$— [3]	— [3]	$113	11
Class P2	4,900	490	19,819	1,894	340	32		(431)	(41)	24,628	2,375
Total net increase (decrease)	$5,000	500	$19,830	1,895	$342	32		$(431)	(41)	$24,741	2,386

129	American Funds Insurance Series

Managed Risk Growth-Income Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013[5]
Class P1	$100	10	$6	1	$1	—	[3]	$—	—	$107	11
Class P2	4,900	490	17,350	1,603	201	18		(226)	(21)	22,225	2,090
Total net increase (decrease)	$5,000	500	$17,356	1,604	$202	18		$(226)	(21)	$22,332	2,101

Managed Risk Asset Allocation Fund
	Proceeds from initial capitalization		Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2013
Class P1			$98,804	8,801	$1,126	96		$(5,829)	(521)	$94,101	8,376
Class P2			728,422	64,675	7,025	598		(11,691)	(1,045)	723,756	64,228
Total net increase (decrease)			$827,226	73,476	$8,151	694		$(17,520)	(1,566)	$817,857	72,604

Year ended December 31, 2012[6]
Class P1	$5,000	500	$5,079	509	$111	11		$(78)	(8)	$10,112	1,012
Class P2	5,000	500	18,986	1,899	206	21		(3)	— [3]	24,189	2,420
Total net increase (decrease)	$10,000	1,000	$24,065	2,408	$317	32		$(81)	(8)	$34,301	3,432

1Includes exchanges between share classes of the fund.

2Includes amounts and shares issued to acquire the net assets of Global Discovery Fund. See Note 8 for additional information.

3Amount less than one thousand.

4Class 4 shares were offered beginning December 14, 2012.

5For the period May 1, 2013, commencement of operations, through December 31, 2013.

6For the period September 28, 2012, commencement of operations, through December 31, 2012.

10. Investment transactions and other disclosures

CRMC has agreed to bear all offering and organizational expenses of Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund. Offering expenses include state and U.S. Securities and Exchange Commission registration fees. Organizational expenses include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC for Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund was less than one thousand dollars for each fund. These expenses are not included in each fund’s statement of operations.

130	American Funds Insurance Series

The following tables present additional information for the year ended December 31, 2013 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$2,038,118	$1,285,850	$4,086,559	$1,793,652	$1,025,906	$1,841,145
Sales of investment securities*	2,851,476	1,777,480	8,148,458	3,323,020	1,096,838	1,665,056
Non-U.S. taxes paid on dividend income	6,805	1,750	8,334	20,198	3,738	639
Non-U.S. taxes paid on interest income	—	—	—	— †	55	—
Non-U.S. taxes paid on realized gains	—	10	—	112	19	—
Non-U.S. taxes provided on unrealized gains	—	—	—	705	2,971	—
Dividends from affiliated issuers	—	85	3,630	—	—	—
Net realized (loss) gain from affiliated issuers	—	(400)	44,383	—	—	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund	Bond Fund
Purchases of investment securities*	$601,713	$4,098,170	$628,425	$8,544,324	$149,663	$23,171,308
Sales of investment securities*	973,362	8,088,971	260,603	8,592,315	127,624	23,593,623
Non-U.S. taxes paid on dividend income	3,656	6,145	2,241	3,496	202	—
Non-U.S. taxes (refunded) paid on
interest income	—	—	(1)	—	4	7
Non-U.S. taxes provided on unrealized gains	—	—	25	—	—	—
Dividends from affiliated issuers	982	—	—	—	—	—

	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$4,539,080	$1,139,398	$1,390,209	$16,895,339
Sales of investment securities*	4,618,127	1,245,322	1,288,592	17,692,343
Non-U.S. taxes paid on interest income	469	2	—	—
Non-U.S. taxes paid on realized gains	23	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$25,446	$15,084	$23,313	$20,957	$769,865
Sales of investment securities*	1,232	492	321	201	8,678
Dividends from affiliated issuers	—	—	—	—	10,534
Net realized gain from affiliated issuers	—	—	—	—	1,005

*Excludes short-term securities and U.S. government obligations, if any.

†Amount less than one thousand.

11. Ownership concentration

At December 31, 2013, CRMC held aggregate ownership of 19%, 21%, 32%, 21% and 24% of the outstanding shares of Global Balanced Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund. The ownership represents the seed money invested in the funds when each fund began operations.

131	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1
12/31/13	$23.58	$.31	$6.62	$6.93	$(.40)	$—	$(.40)	$30.11	29.51%	$1,508		.55%		1.17%
12/31/12	19.40	.30	4.14	4.44	(.26)	—	(.26)	23.58	22.89	1,466		.56		1.38
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277		.55		1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227		.56		1.54
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037		.56		1.59
Class 2
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379		.80		.91
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723		.81		1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535		.80		1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308		.81		1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100		.82		1.36
Class 4
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43
12/31/12[2,3]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27	—	[4]	.02	[5]	.04 [5]

Global Small Capitalization Fund

Class 1
12/31/13	$20.16	$.04	$5.70	$5.74	$(.21)	$—	$(.21)	$25.69	28.60%	$1,241		.74%		.17%
12/31/12	17.28	.09	3.09	3.18	(.30)	—	(.30)	20.16	18.51	1,019		.75		.46
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795		.74		.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818		.75		.69
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604		.76		.61
Class 2
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955		.99		(.05)
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450		.99		.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189		1.00		.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678		1.01		.36
Class 4
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)
12/31/12[2,3]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80	—	[4]	.04	[5]	.04 [5]

See end of financial highlights tables for footnotes.

132	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1
12/31/13	$60.90	$.64	$17.84	$18.48	$(.84)	$—	$(.84)	$78.54	30.43%	$7,003		.35%		.93%
12/31/12	52.07	.63	8.83	9.46	(.63)	—	(.63)	60.90	18.19	7,116		.35		1.10
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426		.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011		.34		1.02
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565		.35		.91
Class 2
12/31/13	60.45	.47	17.68	18.15	(.66)	—	(.66)	77.94	30.11	16,334		.60		.68
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911		.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701		.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896		.59		.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201		.60		.66
Class 3
12/31/13	60.97	.52	17.84	18.36	(.71)	—	(.71)	78.62	30.20	216		.53		.75
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189		.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189		.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232		.52		.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230		.53		.72
Class 4
12/31/13	60.90	.29	17.90	18.19	(.77)	—	(.77)	78.32	29.96	5		.85		.40
12/31/12[2,3]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33	—	[4]	.02	[5]	.05 [5]

International Fund

Class 1
12/31/13	$17.68	$.27	$3.59	$3.86	$(.32)	$—	$(.32)	$21.22	21.91%	$3,324		.54%		1.41%
12/31/12	15.21	.30	2.47	2.77	(.30)	—	(.30)	17.68	18.21	3,618		.54		1.81
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314		.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490		.53		1.69
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851		.54		1.70
Class 2
12/31/13	17.62	.22	3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916		.79		1.15
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465		.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210		.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615		.78		1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411		.79		1.48
Class 3
12/31/13	17.70	.23	3.59	3.82	(.28)	—	(.28)	21.24	21.67	46		.72		1.22
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44		.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43		.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61		.71		1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68		.72		1.54
Class 4
12/31/13	17.68	(.01)	3.79	3.78	(.30)	—	(.30)	21.16	21.48	2		1.04		(.07)
12/31/12[2,3]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98	—	[4]	.02	[5]	.05 [5]

133	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets	Ratio of net income to average net assets

New World Fund

Class 1
12/31/13	$22.93	$.34	$2.31	$2.65	$(.39)	$(.11)	$(.50)	$25.08	11.66%	$1,388		.78%	1.45%
12/31/12	19.65	.33	3.23	3.56	(.28)	—	(.28)	22.93	18.13	1,140		.79	1.54
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826		.78	1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774		.80	1.76
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500		.82	2.02
Class 2
12/31/13	22.75	.28	2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03	1.22
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04	1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03	1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05	1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492		1.07	1.78
Class 4
12/31/13	22.93	.14	2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29	.56
12/31/12[2,3]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58	—	[4]	.04 [5]	04 [5]

Blue Chip Income and Growth Fund

Class 1
12/31/13	$10.05	$.27	$3.06	$3.33	$(.26)	$—	$(.26)	$13.12	33.26%	$2,814		.42%	2.27%
12/31/12	9.00	.24	1.04	1.28	(.23)	—	(.23)	10.05	14.18	1,357		.43	2.41
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992		.42	2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674		.44	2.10
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408		.44	2.26
Class 2
12/31/13	9.97	.23	3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67	2.03
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382		.68	2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340		.67	1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677		.69	1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344		.69	2.06
Class 4
12/31/13	10.05	.18	3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[4]	.86	1.39
12/31/12[2,3]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38	—	[4]	.025	.105

Global Growth and Income Fund

Class 1
12/31/13	$10.56	$.39	$2.00	$2.39	$(.42)	$—	$(.42)	$12.53	22.81%	$206		.62%	3.35%
12/31/12	9.20	.25	1.39	1.64	(.28)	—	(.28)	10.56	17.93	180		.62	2.56
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161		.61	2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171		.61	2.54
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160		.63	2.63
Class 2
12/31/13	10.54	.36	2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87	3.09
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837		.87	2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839		.86	2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130		.86	2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951		.88	2.42
Class 4
12/31/13	10.55	.28	2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12	2.27
12/31/12[2,3]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27	—	[4]	.03 [5]	.08 [5]

See end of financial highlights tables for footnotes.

134	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets

Growth-Income Fund

Class 1
12/31/13	$38.48	$.66	$12.31	$12.97	$(.73)	$—	$(.73)	$50.72	33.82%	$9,857		.29%		1.49%
12/31/12	33.27	.66	5.25	5.91	(.70)	—	(.70)	38.48	17.79	9,782		.29		1.79
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496		.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370		.29		1.76
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142		.29		1.83
Class 2
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980		.54		1.25
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403		.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235		.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668		.54		1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220		.54		1.60
Class 3
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58	193		.47		1.32
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168		.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172		.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209		.47		1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225		.47		1.68
Class 4
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32	3		.79		.96
12/31/12[2,3]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02	—	[4]	.01	[5]	.03	[5]

International Growth and Income Fund

Class 1
12/31/13	$15.29	$.44	$2.50	$2.94	$(.47)	$(.28)	$(.75)	$17.48	19.39%	$696		.69%		2.63%
12/31/12	13.40	.37	1.89	2.26	(.37)	—	(.37)	15.29	16.84	203		.74		2.50
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35		.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32		.74		2.61
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28		.74		2.74
Class 2
12/31/13	15.25	.38	2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225		.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199		.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180		.99		2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99		.99		1.89
Class 4
12/31/13	15.29	.03	2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18
12/31/12[2,3]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62	—	[4]	.04	[5]	.07	[5]

135	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets

Asset Allocation Fund

Class 1
12/31/13	$18.43	$.35	$4.07	$4.42	$(.36)	$—	$(.36)	$22.49	24.04%	$10,515		.31%		1.71%
12/31/12	16.17	.37	2.28	2.65	(.39)	—	(.39)	18.43	16.44	7,199		.31		2.11
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932		.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235		.31		2.33
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151		.32		2.65
Class 2
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760		.56		1.47
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225		.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151		.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689		.57		2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537		.58		2.45
Class 3
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81	42		.49		1.54
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38		.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38		.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44		.50		2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44		.51		2.53
Class 4
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89	1		.79		1.22
12/31/12[2,3]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17	—	[4]	.01	[5]	.08	[5]

Global Balanced Fund

Class 1
12/31/13	$10.34	$.22	$1.07	$1.29	$(.18)	$(.08)	$(.26)	$11.37	12.56%	$36		.70%		2.05%
12/31/12	9.35	.20	.98	1.18	(.19)	—	(.19)	10.34	12.58	32		.72		2.00
12/31/11[2,6]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28		.69	[7]	1.99	[7]
Class 2
12/31/13	10.33	.20	1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119		.97		1.76
12/31/11[2,6]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72		.94	[7]	1.45	[7]
Class 4
12/31/13	10.33	.22	1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49	—	[4]	.71	[5]	1.98	[5]
12/31/12[2,3]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40	—	[4]	.03	[5]	.05	[5]

Bond Fund

Class 1
12/31/13	$11.29	$.22	$(.43)	$(.21)	$(.23)	$(.12)	$(.35)	$10.73	(1.89)%	$4,506		.39%		2.01%
12/31/12	10.99	.25	.36	.61	(.31)	—	(.31)	11.29	5.58	3,917		.39		2.23
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354		.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768		.38		3.03
12/31/09	9.45	.42	.80	1.22	(.34)	—	(.34)	10.33	12.83	3,775		.39		4.19
Class 2
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044		.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984		.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074		.63		2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635		.64		4.00
Class 4
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58
12/31/12[2,3]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)	—	[4]	.02	[5]	.10	[5]

See end of financial highlights tables for footnotes.

136	American Funds Insurance Series

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1
12/31/13	$12.32	$.28		$(.58)	$(.30)	$—	$(.14)	$(.14)	$11.88	(2.40)%	$1,093		.56%		2.37%
12/31/12	11.96	.28		.48	.76	(.29)	(.11)	(.40)	12.32	6.43	959		.56		2.29
12/31/11	11.82	.36		.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619		.56		2.97
12/31/10	11.57	.41		.21	.62	(.37)	—	(.37)	11.82	5.44	325		.57		3.42
12/31/09	10.68	.45		.62	1.07	(.18)	—	(.18)	11.57	10.04	162		.59		4.06
Class 2
12/31/13	12.27	.25		(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
12/31/12	11.91	.25		.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664		.81		2.06
12/31/11	11.78	.33		.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639		.81		2.75
12/31/10	11.53	.38		.22	.60	(.35)	—	(.35)	11.78	5.23	1,497		.83		3.21
12/31/09	10.66	.42		.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203		.84		3.79
Class 4
12/31/13	12.31	.27		(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[4]	.79		2.25
12/31/12[2,3]	12.53	.01		(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)	—	[4]	.02	[5]	.11 [5]

High-Income Bond Fund

Class 1
12/31/13	$11.16	$.75		$.01	$.76	$(.79)	$—	$(.79)	$11.13	6.89%	$856		.48%		6.54%
12/31/12	10.54	.81		.64	1.45	(.83)	—	(.83)	11.16	13.90	894		.48		7.25
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787		.47		7.70
12/31/10	10.49	.91		.68	1.59	(.88)	—	(.88)	11.20	15.38	769		.48		8.15
12/31/09	8.05	.75		2.41	3.16	(.72)	—	(.72)	10.49	39.45	635		.48		7.86
Class 2
12/31/13	11.03	.71		.01	.72	(.76)	—	(.76)	10.99	6.60	1,061		.73		6.29
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135		.73		7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064		.72		7.44
12/31/10	10.39	.87		.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142		.73		7.91
12/31/09	7.99	.71		2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063		.74		7.62
Class 3
12/31/13	11.18	.73		.02	.75	(.77)	—	(.77)	11.16	6.77	19		.66		6.36
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21		.66		7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21		.65		7.51
12/31/10	10.51	.89		.68	1.57	(.86)	—	(.86)	11.22	15.14	23		.66		7.98
12/31/09	8.07	.73		2.42	3.15	(.71)	—	(.71)	10.51	39.14	24		.67		7.69
Class 4
12/31/13	11.16	.67		.08	.75	(.79)	—	(.79)	11.12	6.81	—	[4]	.93		5.82
12/31/12[2,3]	11.80	.04		— [8]	.04	(.68)	—	(.68)	11.16	.34	—	[4]	.02	[5]	.35 [5]

Mortgage Fund

Class 1
12/31/13	$10.47	$.04		$(.18)	$(.14)	$(.08)	$(.02)	$(.10)	$10.23	(1.41)%	$198		.44%		.35%
12/31/12	10.37	.01		.25	.26	(.06)	(.10)	(.16)	10.47	2.57	87		.45		.08
12/31/11[2,6]	10.00	—	[8]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55		.42	[7]	.04 [7]
Class 2
12/31/13	10.46	—	[8]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49		.69		(.02)
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49		.70		(.16)
12/31/11[2,6]	10.00	(.02)		.48	.46	— [8]	(.10)	(.10)	10.36	4.60	22		.67	[7]	(.25)[7]
Class 4
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	—	[4]	.38	[5]	.23 [5]
12/31/12[2,3]	10.60	—	[8]	.01	.01	(.06)	(.08)	(.14)	10.47	.09	—	[4]	.02	[5]	.04 [5]

137	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[9]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[9]		Ratio of net income (loss) to average net assets[9]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/13	$12.75	$.08	$(.44)		$(.36)	$(.11)	$(.34)	$(.45)	$11.94	(2.87)%	$1,584		.35%		.35%		.67%
12/31/12	13.00	.10	.18		.28	(.16)	(.37)	(.53)	12.75	2.22	1,809		.34		.34		.75
12/31/11	12.59	.23	.74		.97	(.26)	(.30)	(.56)	13.00	7.85	1,785		.34		.34		1.83
12/31/10	12.18	.26	.46		.72	(.25)	(.06)	(.31)	12.59	5.94	1,492		.39		.36		2.07
12/31/09	12.29	.37	(.03)		.34	(.34)	(.11)	(.45)	12.18	2.79	999		.41		.41		2.99
Class 2
12/31/13	12.63	.05	(.43)		(.38)	(.08)	(.34)	(.42)	11.83	(3.08)	1,801		.60		.60		.42
12/31/12	12.89	.06	.18		.24	(.13)	(.37)	(.50)	12.63	1.91	1,995		.59		.59		.50
12/31/11	12.49	.20	.73		.93	(.23)	(.30)	(.53)	12.89	7.58	2,002		.59		.59		1.59
12/31/10	12.08	.23	.46		.69	(.22)	(.06)	(.28)	12.49	5.75	1,959		.64		.62		1.83
12/31/09	12.20	.34	(.03)		.31	(.32)	(.11)	(.43)	12.08	2.50	1,561		.66		.66		2.79
Class 3
12/31/13	12.76	.06	(.43)		(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.53		.47
12/31/12	13.01	.07	.19		.26	(.14)	(.37)	(.51)	12.76	2.02	20		.52		.52		.58
12/31/11	12.61	.21	.73		.94	(.24)	(.30)	(.54)	13.01	7.56	24		.52		.52		1.65
12/31/10	12.19	.24	.47		.71	(.23)	(.06)	(.29)	12.61	5.82	26		.57		.55		1.92
12/31/09	12.30	.36	(.04)		.32	(.32)	(.11)	(.43)	12.19	2.58	27		.59		.59		2.91
Class 4
12/31/13	12.75	.08	(.44)		(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[4]	.84		.84		.68
12/31/12[2,3]	12.88	.01	(.01)		—	(.13)	—	(.13)	12.75	(.01)	—	[4]	.02	[5]	.02	[5]	.05 [5]

Cash Management Fund

Class 1
12/31/13	$11.34	$(.03)	$—	[8]	$(.03)	$—	$—	$—	$11.31	(.27)%	$57		.34%				(.24)%
12/31/12	11.36	(.03)	.01		(.02)	—	—	—	11.34	(.18)	66		.34				(.22)
12/31/11	11.39	(.02)	(.01)		(.03)	—	—	—	11.36	(.26)	75		.33				(.21)
12/31/10	11.40	(.02)	.01		(.01)	—	—	—	11.39	(.09)	83		.33				(.14)
12/31/09	11.44	(.01)	—	[8]	(.01)	(.03)	— [8]	(.03)	11.40	(.10)	105		.33				(.08)
Class 2
12/31/13	11.17	(.05)	—	[8]	(.05)	—	—	—	11.12	(.45)	395		.59				(.49)
12/31/12	11.22	(.05)	—	[8]	(.05)	—	—	—	11.17	(.45)	459		.59				(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	—	—	—	11.22	(.53)	530		.58				(.47)
12/31/10	11.32	(.04)	—	[8]	(.04)	—	—	—	11.28	(.35)	522		.58				(.39)
12/31/09	11.38	(.04)	—	8	(.04)	(.02)	— [8]	(.02)	11.32	(.33)	664		.58				(.33)
Class 3
12/31/13	11.26	(.05)	—	[8]	(.05)	—	—	—	11.21	(.44)	8		.52				(.42)
12/31/12	11.30	(.05)	.01		(.04)	—	—	—	11.26	(.35)	11		.52				(.40)
12/31/11	11.34	(.04)	—	[8]	(.04)	—	—	—	11.30	(.35)	12		.51				(.40)
12/31/10	11.38	(.04)	—	[8]	(.04)	—	—	—	11.34	(.35)	13		.51				(.32)
12/31/09	11.44	(.03)	(.01)		(.04)	(.02)	— [8]	(.02)	11.38	(.31)	17		.51				(.27)
Class 4
12/31/13	11.34	(.04)	—	[8]	(.04)	—	—	—	11.30	(.35)	—	[4]	.37	[5]			(.32)[5]
12/31/12[2,3]	11.34	— [8]	—	[8]	— [8]	—	—	—	11.34	.00	—	[4]	.02	[5]			(.01)[5]

See end of financial highlights tables for footnotes.

138	American Funds Insurance Series

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value,end of period	Total return[9]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[9]	Net effective expense ratio[9,10]	Ratio of net income to average net assets[9]

Managed Risk Growth Fund

Class P1
12/31/13[2,11]	$10.00	$.12	$1.38	$1.50	$(.07)	$—	$(.07)	$11.43	15.05%	$166	.88%[7]	.25%[7]	.58%[7]	1.64%
Class P2
12/31/13[2,11]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	27,827	1.05 [7]	.52 [7]	.85 [7]	1.69

Managed Risk International Fund

Class P1
12/31/13[2,11]	$10.00	$.13	$.78	$.91	$(.09)	$—	$(.09)	$10.82	9.08%	$109	1.05%[7]	.23%[7]	.73%[7]	1.92%
Class P2
12/31/13[2,11]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99	16,777	1.19 [7]	.44 [7]	.94 [7]	2.66

Managed Risk Blue Chip Income and Growth Fund

Class P1
12/31/13[2,11]	$10.00	$.20	$1.01	$1.21	$(.16)	$—	$(.16)	$11.05	12.16%	$124	.84%[7]	.24%[7]	.64%[7]	2.80%
Class P2
12/31/13[2,11]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05	26,235	1.04 [7]	.54 [7]	.94 [7]	3.91

Managed Risk Growth-Income Fund

Class P1
12/31/13[2,11]	$10.00	$.14	$1.47	$1.61	$(.11)	$—	$(.11)	$11.50	16.15%	$123	.92%[7]	.23%[7]	.50%[7]	2.01%
Class P2
12/31/13[2,11]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04	24,032	1.09 [7]	.50 [7]	.77 [7]	2.73

Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)

Class P1
12/31/13	$9.99	$.27	$1.81	$2.08	$(.14)	$—	$(.14)	$11.93	20.82%	$112,037	.55%	.47%	.75%	2.37%
12/31/12[2,12]	10.00	.15	(.03)	.12	(.13)	—	(.13)	9.99	1.24	10	.15	.07	.37	1.72
Class P2
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58	795,033	.80	.73	1.01	2.43
12/31/12[2,12]	10.00	.17	(.05)	.12	(.13)	—	(.13)	9.99	1.21	24	.24	.11	.41	2.38

139	American Funds Insurance Series

	Year ended December 31
Portfolio turnover rate for all share classes	2013		2012		2011		2010	2009
Global Growth Fund	39%		22%		28%		28%	43%
Global Small Capitalization Fund	36		40		44		47	55
Growth Fund	19		21		19		28	37
International Fund	21		29		24		25	46
New World Fund	43		32		22		18	25
Blue Chip Income and Growth Fund	30		36		27		22	22
Global Growth and Income Fund	31		30		25		30	47
Growth-Income Fund	19		25		22		22	24
International Growth and Income Fund	34		31		48		31	21
Asset Allocation Fund	74		61		43		46	41
Global Balanced Fund	81		80		34	[6]
Bond Fund	354		253		163		187	125
Global Bond Fund	213		160		101		106	86
High-Income Bond Fund	64		48		51		54	47
Mortgage Fund	715		444		480	[6]
U.S. Government/AAA-Rated Securities Fund	621		447		234		208	100
Cash Management Fund	—		—		—		—	—
Managed Risk Growth Fund	10	[11]
Managed Risk International Fund	6	[11]
Managed Risk Blue Chip Income and Growth Fund	3	[11]
Managed Risk Growth-Income Fund	2	[11]
Managed Risk Asset Allocation Fund
(formerly Protected Asset Allocation Fund)	3		—	[12,13]

[1]	Based on average shares outstanding.
[2]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[3]	Class 4 shares were offered beginning December 14, 2012.
[4]	Amount less than $1 million.
[5]	The fund’s assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[6]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[7]	Annualized.
[8]	Amount less than $.01.
[9]	This column reflects the impact, if any, of certain waivers by CRMC. CRMC reduced fees for investment advisory services for U.S. Government/AAA-Rated Securities Fund during 2010 and for the managed risk funds since each fund’s commencement of operations.
[10]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[11]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[12]	For the period September 28, 2012, commencement of operations, through December 31, 2012.
[13]	Amount less than 1%.

See Notes to Financial Statements

140	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund, Cash Management Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund) (twenty-two of the portfolios constituting American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2013, the results of each of their operations for each of the periods then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
February 5, 2014

141	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

142	American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 — actual return	$1,000.00	$1,203.74	$3.06	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 — actual return	1,000.00	1,202.01	4.44	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 — actual return	1,000.00	1,202.74	5.89	1.06
Class 4 — assumed 5% return	1,000.00	1,019.86	5.40	1.06

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,178.99	$4.06	.74%
Class 1 — assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 — actual return	1,000.00	1,177.16	5.43	.99
Class 2 — assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 — actual return	1,000.00	1,175.63	6.80	1.24
Class 4 — assumed 5% return	1,000.00	1,018.95	6.31	1.24

Growth Fund
Class 1 — actual return	$1,000.00	$1,182.34	$1.93	.35%
Class 1 — assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 — actual return	1,000.00	1,180.87	3.30	.60
Class 2 — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 — actual return	1,000.00	1,181.34	2.91	.53
Class 3 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 — actual return	1,000.00	1,179.50	4.67	.85
Class 4 — assumed 5% return	1,000.00	1,020.92	4.33	.85

International Fund
Class 1 — actual return	$1,000.00	$1,178.79	$2.97	.54%
Class 1 — assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 — actual return	1,000.00	1,177.17	4.34	.79
Class 2 — assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 3 — actual return	1,000.00	1,177.57	3.95	.72
Class 3 — assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 4 — actual return	1,000.00	1,175.25	5.70	1.04
Class 4 — assumed 5% return	1,000.00	1,019.96	5.30	1.04

New World Fund
Class 1 — actual return	$1,000.00	$1,142.49	$4.21	.78%
Class 1 — assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 — actual return	1,000.00	1,140.82	5.56	1.03
Class 2 — assumed 5% return	1,000.00	1,020.01	5.24	1.03
Class 4 — actual return	1,000.00	1,139.29	6.96	1.29
Class 4 — assumed 5% return	1,000.00	1,018.70	6.56	1.29

See end of expense example tables for footnotes.

143	American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,162.83	$2.29	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 — actual return	1,000.00	1,161.93	3.65	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 — actual return	1,000.00	1,162.90	4.85	.89
Class 4 — assumed 5% return	1,000.00	1,020.72	4.53	.89

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,142.49	$3.40	.63%
Class 1 — assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 2 — actual return	1,000.00	1,142.33	4.75	.88
Class 2 — assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 4 — actual return	1,000.00	1,140.50	6.04	1.12
Class 4 — assumed 5% return	1,000.00	1,019.56	5.70	1.12

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,196.13	$1.61	.29%
Class 1 — assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 — actual return	1,000.00	1,194.68	2.99	.54
Class 2 — assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 — actual return	1,000.00	1,195.02	2.60	.47
Class 3 — assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 — actual return	1,000.00	1,193.11	4.37	.79
Class 4 — assumed 5% return	1,000.00	1,021.22	4.02	.79

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,148.24	$3.74	.69%
Class 1 — assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 2 — actual return	1,000.00	1,146.70	5.09	.94
Class 2 — assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 4 — actual return	1,000.00	1,146.73	6.44	1.19
Class 4 — assumed 5% return	1,000.00	1,019.21	6.06	1.19

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,123.62	$1.61	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 — actual return	1,000.00	1,122.40	2.94	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 — actual return	1,000.00	1,122.46	2.57	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 — actual return	1,000.00	1,122.78	4.28	.80
Class 4 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Balanced Fund
Class 1 — actual return	$1,000.00	$1,094.91	$3.70	.70%
Class 1 — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 2 — actual return	1,000.00	1,093.73	5.01	.95
Class 2 — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 4 — actual return	1,000.00	1,094.16	3.69	.70
Class 4 — assumed 5% return	1,000.00	1,021.68	3.57	.70

See end of expense example tables for footnotes.

144	American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1]	Annualized expense ratio
Bond Fund
Class 1 — actual return	$1,000.00	$1,006.14	$1.97	.39%
Class 1 — assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 2 — actual return	1,000.00	1,005.00	3.23	.64
Class 2 — assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 — actual return	1,000.00	1,003.35	4.49	.89
Class 4 — assumed 5% return	1,000.00	1,020.72	4.53	.89

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,026.79	$2.86	.56%
Class 1 — assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 — actual return	1,000.00	1,026.06	4.14	.81
Class 2 — assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 — actual return	1,000.00	1,026.81	4.65	.91
Class 4 — assumed 5% return	1,000.00	1,020.62	4.63	.91

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,054.34	$2.49	.48%
Class 1 — assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 — actual return	1,000.00	1,052.70	3.78	.73
Class 2 — assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 3 — actual return	1,000.00	1,053.52	3.42	.66
Class 3 — assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 — actual return	1,000.00	1,054.42	4.97	.96
Class 4 — assumed 5% return	1,000.00	1,020.37	4.89	.96

Mortgage Fund
Class 1 — actual return	$1,000.00	$1,001.24	$2.22	.44%
Class 1 — assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 2 — actual return	1,000.00	1,000.67	3.48	.69
Class 2 — assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 4 — actual return	1,000.00	1,001.24	1.87	.37
Class 4 — assumed 5% return	1,000.00	1,023.34	1.89	.37

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$995.01	$1.76	.35%
Class 1 — assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 2 — actual return	1,000.00	993.63	3.02	.60
Class 2 — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 — actual return	1,000.00	994.03	2.66	.53
Class 3 — assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 — actual return	1,000.00	994.26	4.27	.85
Class 4 — assumed 5% return	1,000.00	1,020.92	4.33	.85

Cash Management Fund
Class 1 — actual return	$1,000.00	$998.23	$1.71	.34%
Class 1 — assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 2 — actual return	1,000.00	997.31	2.97	.59
Class 2 — assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 3 — actual return	1,000.00	998.22	2.62	.52
Class 3 — assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 — actual return	1,000.00	998.23	1.86	.37
Class 4 — assumed 5% return	1,000.00	1,023.34	1.89	.37

145	American Funds Insurance Series

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 — actual return	$1,000.00	$1,141.32	$1.40	.26%	$3.18	.59%
Class P1 — assumed 5% return	1,000.00	1,023.89	1.33	.26	3.01	.59
Class P2 — actual return	1,000.00	1,140.30	2.97	.55	4.75	.88
Class P2 — assumed 5% return	1,000.00	1,022.43	2.80	.55	4.48	.88

Managed Risk International Fund
Class P1 — actual return	$1,000.00	$1,113.06	$1.22	.23%	$3.89	.73%
Class P1 — assumed 5% return	1,000.00	1,024.05	1.17	.23	3.72	.73
Class P2 — actual return	1,000.00	1,112.13	2.50	.47	5.16	.97
Class P2 — assumed 5% return	1,000.00	1,022.84	2.40	.47	4.94	.97

Managed Risk Blue Chip Income and Growth Fund
Class P1 — actual return	$1,000.00	$1,120.51	$1.34	.25%	$3.47	.65%
Class P1 — assumed 5% return	1,000.00	1,023.95	1.28	.25	3.31	.65
Class P2 — actual return	1,000.00	1,119.39	3.04	.57	5.18	.97
Class P2 — assumed 5% return	1,000.00	1,022.33	2.91	.57	4.94	.97

Managed Risk Growth-Income Fund
Class P1 — actual return	$1,000.00	$1,155.67	$1.25	.23%	$2.72	.50%
Class P1 — assumed 5% return	1,000.00	1,024.05	1.17	.23	2.55	.50
Class P2 — actual return	1,000.00	1,154.66	2.88	.53	4.34	.80
Class P2 — assumed 5% return	1,000.00	1,022.53	2.70	.53	4.08	.80

Managed Risk Asset Allocation Fund (formerly Protected Asset Allocation Fund)
Class P1 — actual return	$1,000.00	$1,109.93	$2.55	.48%	$4.04	.76%
Class P1 — assumed 5% return	1,000.00	1,022.79	2.45	.48	3.87	.76
Class P2 — actual return	1,000.00	1,109.10	3.88	.73	5.37	1.01
Class P2 — assumed 5% return	1,000.00	1,021.53	3.72	.73	5.14	1.01

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.
146	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement –American Funds Insurance Series

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The agreement was amended to add additional advisory fee breakpoints for Asset Allocation Fund and Global Bond Fund when the funds’ net assets exceed $8 billion and $13 billion, and $1 billion and $3 billion, respectively. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were above both benchmarks over the six-month, one-, three-, five-, and 10-year periods, as well as over the lifetime of the fund since April 30, 1997.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-, and 10-year periods, as well as over the lifetime of the fund since April 30, 1998. The board and the committee further noted that the fund’s results were substantially lower than both benchmarks over the three- and five-year periods.

147	American Funds Insurance Series

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average (the Lipper category that includes the fund), and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all three benchmarks over the 10-year period and over the lifetime of the fund since February 8, 1984, and were mixed over the one- and three-year periods, and lower than the benchmarks over the six-month and five-year periods.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-, five-, and 10-year periods and over the lifetime of the fund since May 1, 1990, and mixed over the three-year period.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average (the Lipper category that includes the fund), and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were mixed over each time period, with investment results above the Lipper average and lower than the MSCI index over the six-month, one-, three-, and five-year periods, and lower than the Lipper average and higher than the MSCI index during the 10-year period and over the lifetime of the fund since June 17, 1999.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month and five-year periods. Over the one-, three-, and 10-year periods, results of the fund were higher than the Lipper average, but lower than the S&P 500. Results were lower than both benchmarks over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than the Lipper average and the MSCI index over the one-, three-, and five-year periods and over the lifetime of the fund since May 1, 2006, and were equal to the Lipper average, but higher than the MSCI index, during the six-month period.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the one-year period and over the lifetime of the fund since February 8, 1984. Over the six-month, three-, five-, and 10-year periods, results were higher than the Lipper average but lower than the S&P 500.

148	American Funds Insurance Series

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were above both benchmarks over the six-month, and three-year periods, as well as over the lifetime of the fund since November 18, 2008, and were mixed during the one-year period, above the MSCI index but below the Lipper average.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average (the Lipper category that includes the fund), (ii) the Barclays U.S. Aggregate Index, (iii) Standard and Poor’s 500 Composite Index, and (iv) a customized index comprised of 60% S&P 500 and 40% Barclays index. They noted that the fund’s investment results were above all benchmarks for the 10-year period. For the six-month, one-, three-, and 10-year periods and the lifetime of the fund since August 1, 1989, the fund’s results were above all benchmarks other than the S&P 500. For the five-year period, the fund’s results were above the Lipper average and the Barclays index, but below the S&P 500 and the 60/40 index.

Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average (the Lipper category that includes the fund), (ii) the Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index, and (iv) a customized index comprised of 60% MSCI index and 40% Barclays index. They noted that the fund’s investment results were above all benchmarks over the six-month and one-year time periods, and over the lifetime of the fund since May 2, 2011, except the MSCI index for the six-month and one-year periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Intermediate Investment Grade Debt Funds Average (the Lipper category that includes the fund) and (ii) the Barclays U.S. Aggregate Index. They noted that the fund’s investment results were mixed over the six-month, one- and three-year periods compared to the benchmark indices. They also noted that the fund’s investment results were below the Lipper average and the Barclays index over the five- and 10-year periods and the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and dominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Average (the Lipper category that includes the fund) and (ii) the Barclays Global Aggregate Bond Index. They noted that the fund’s results were better than the Barclays index but below the Lipper average over the one-, three-, and five-year periods, and were higher than both benchmarks over the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were lower than both the Lipper average and the Barclays index over the six-month period.

149	American Funds Insurance Series

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average (the Lipper category that includes the fund) and (ii) the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results for the six-month period were above the Lipper average and below the Barclays index, and were higher than the Lipper average over the lifetime of the fund since February 8, 1984. They also noted that the fund’s investment results were lower than both benchmarks over the one-, three-, five-, and 10-year periods.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper U.S. Mortgage Funds Average (the Lipper category that includes the fund), and (iii) the Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s results were above all these benchmarks over the six-month period and all others than the Lipper U.S. Mortgage Funds average for the one-year period and lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average (the Lipper category that includes the fund) and (ii) the Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s results were higher than the Lipper average over six-month, three-, five-, and 10-year periods and over the lifetime of the fund since December 2, 1985, and lower than the Barclays index over each of the periods.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average (the Lipper category that includes the fund). They noted that the fund’s investment results were higher than the Lipper average over the 10-year period, but slightly lower than the average over the six-month and one-, three-, and five-year periods and over the lifetime of the fund since February 8, 1984.

The board and the committee concluded that each fund’s investment results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

150	American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund except Cash Management Fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median, fees of the other funds included in its Lipper category, except Global Bond Fund and Global Balanced Fund, which were slightly above the median, and Cash Management Fund, which was 20% above the median. They also noted that Cash Management Fund is not a stable net asset value fund and that CRMC does not otherwise waive any fees.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of each fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

151	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement –American Funds Insurance Series Managed Risk Funds

The American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The board has also approved the series’ Sub-Advisory Agreement (the “sub-advisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman”) for the same term. The advisory and sub-advisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman’s services that would be provided by CRMC, the administrative and compliance and shareholder services that would be provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board also considered the depth and quality of Milliman’s investment management process, including its experience in applying the Milliman Managed Risk Strategy and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services that would be provided to each fund under the sub-advisory agreement. The board concluded that the nature, extent and quality of the services to be provided by Milliman have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth Funds Average (the Lipper category that includes the fund), and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were substantially below both the Lipper average and the S&P 500 over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500.

152	American Funds Insurance Series

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper International Funds Average (the Lipper category that includes the fund) and (ii) the MSCI All Country World ex USA Index. They noted that the fund’s investment results were above both the Lipper average and the MSCI index over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the MSCI index.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average, but substantially below the S&P 500, over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Growth and Income Funds Average (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average, but substantially below the S&P 500, over the lifetime of the fund since May 1, 2013. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Lipper Balanced Funds Average (the Lipper category that includes the fund), (ii) the Barclays U.S. Aggregate Index, and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above the Lipper average and the Barclays index, but substantially below the S&P 500, over the six-month period and lifetime of the fund since September 28, 2012. In addition, they noted that the standard deviation of investment results of the fund based on daily returns since its inception, a measure of volatility, was below that of its underlying fund and of the S&P 500, but above that of a composite index comprised of 60% of the S&P 500 and 40% of the Barclays index.

The board and the committee concluded that each fund’s investment results and the results of the services provided by Milliman have been satisfactory, and that CRMC’s and Milliman’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

153	American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval, and CRMC’s agreement to pay the fees due Milliman under the sub-advisory agreement. They observed that each fund’s total advisory fees and expenses were at or near the median of the other funds in its Lipper category. In addition, they observed that each underlying fund’s advisory fees and expenses were less than the median fees and expenses of those funds included in its Lipper category described above.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of each fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

154	American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 68	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
James G. Ellis, 67	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	1999	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
R. Clark Hooper, 67 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 55	2007	Dean and Professor, Columbia University, School of International and Public Affairs	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 58	2010	Clinical Professor and Director, Accounting Program, University of Redlands	65	None
Frank M. Sanchez, 70	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	65	None
Margaret Spellings, 56	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Steadman Upham, Ph.D., 64	2010	President and University Professor, The University of Tulsa	68	None

We are saddened by the loss of W. Scott Hedrick who passed away on November 3, 2013. Mr. Hedrick served as an independent board member on the boards of various American Funds since 2007. His wise counsel and friendship will be missed.

“Interested” trustee4,5

Name, age and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 53 Vice Chairman of the Board	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	25	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See next page for footnotes.

155	American Funds Insurance Series

Other officers5

Name, age and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 53 President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company
Michael J. Downer, 59 Executive Vice President	1991	Director, Senior Vice President, Secretary and Chief Legal Officer, Capital Research and Management
Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust
		Company[6]
Abner D. Goldstine, 84 Senior Vice President	1993	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
C. Ross Sappenfield, 48 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
John H. Smet, 57 Senior Vice President	1994	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Carl M. Kawaja, 49 Vice President	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company; Chairman
of the Board, Capital International Asset Management (Canada), Inc.;[6] Director, The Capital Group
		Companies, Inc.[6]
Sung Lee, 47 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Maria T. Manotok, 39 Vice President	2012	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company; Vice President and Associate Counsel, Capital Group Companies Global[6]
S. Keiko McKibben, 44 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Renaud H. Samyn, 40 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Dylan Yolles, 45 Vice President	2012	Senior Vice President — Capital International Investors, Capital Research and Management Company
Steven I. Koszalka, 49 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 42 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Courtney R. Taylor, 39 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 46 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[5]	All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.
156	American Funds Insurance Series

Offices of the series and of
the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment sub-adviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2013, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2014, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

157	American Funds Insurance Series

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital SystemSM	Superior long-term track record
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]	Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of The Capital System.	Our AFIS equity funds have beaten their comparable Lipper indexes in 89% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes in 62% of 10-year periods and 89% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of November 2013.
[2]	Based on Class 2 share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index (except Global Small Capitalization Fund, for which the Lipper average was used). The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index (Asset Allocation Fund), Lipper Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and Lipper General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

Lit No. INGEARX-998-0214P

158	American Funds Insurance Series

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Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UAMER (1213-021914)

Annual Report

December 31, 2013

Classes ADV and I

ING Investors Trust

■	ING Retirement Conservative Portfolio

■	ING Retirement Growth Portfolio

■	ING Retirement Moderate Portfolio

■	ING Retirement Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I’ve long advocated global diversification. As we look forward into 2014, it’s fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It’s true that U.S. equities were the world’s performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one’s strategy to the top-performing markets or asset classes — in effect, only buying “the assets that go up.”

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year’s patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan’s fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can’t know what will happen.

Therefore, I maintain that the best approach is a well-diversified one. Stick to your long-term discipline — cast your net as far and wide as possible, and don’t risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 9, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

[1]	Please see the “Additional Information” section regarding rebranding details on page 41.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product (“GDP”) in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the “tapering” of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed’s bond purchases. Surprisingly, on the day before Chairman Bernanke’s address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed’s decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating “bad” news on the economy, which might prolong the Fed’s bond purchases, as “good” news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government’s aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers’ index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Aggressive Growth Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

3

ING RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

ING Retirement Portfolios consist of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Derek Sasveld, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser (“Sub-Adviser).*

Portfolio Specifics: The Sub-Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocation (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets are allocated among the Underlying Funds and markets based on judgments made by the Sub-Adviser. The Portfolio Managers allocate each Portfolio’s assets among the Underlying Funds based on advice from the Sub-Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

Overall, underlying manager performance served as a headwind to performance over the one year period in all Portfolios. Ten of the 11 underlying portfolios underperformed their respective benchmarks, with ING Japan TOPIX Index® Portfolio, ING Australia Index Portfolio and ING Emerging Markets Index Portfolio being the biggest detractors to performance over the period. The ING BlackRock Inflation-Protection Bond Portfolio outperformed its respective benchmark and was the biggest contributor to performance.

All of the Portfolios underperformed their respective S&P Target Risk Indices after fees and expenses, while the ING Retirement Moderate Growth Portfolio outperformed the S&P Target Risk Growth Index before fees and expenses**. With the exception of the ING Retirement Growth Portfolio, all Portfolios had a higher proportion of equities than their respective S&P benchmarks, which was additive to performance over the year.

Current Strategy and Outlook: While we don’t expect a repeat of the equity returns seen in 2013, we remain generally positive on U.S. equities. We believe a less dysfunctional environment in Washington, D.C. should make for less fiscal uncertainty which, in tandem with continued monetary accommodation, will be a tailwind for U.S. equities. In our view, global economic acceleration should mean increased demand for global equities in developed markets, specifically in Europe, which continues to show signs of improved economic sentiment. We remain overweight to developed equities relative to emerging markets.

*	Effective April 30, 2013, the Portfolios’ shareholders approved the appointment of ING IM as the Sub-Adviser to each Portfolio, replacing the investment committee. Additionally, effective August 30, 2013, Heather Hackett was removed as a portfolio manager and Derek Sasveld was added as a portfolio manager of the Portfolios.
**	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 5.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT PORTFOLIOS

Average Annual Total Returns for the Period Ended December 31, 2013
1 Year
ING Retirement Conservative Portfolio, Class I	4.45%
S&P Target Risk Conservative Index	6.97%
ING Retirement Growth Portfolio, Class I	19.21%
S&P Target Risk Aggressive Index	22.83%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
Barclays U.S. Aggregate Bond (“BCAB”) Index	-2.02%
ING Retirement Moderate Portfolio, Class I	10.32%
S&P Target Risk Moderate Index	10.75%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
BCAB Index	-2.02%
ING Retirement Moderate Growth Portfolio, Class I	16.13%
S&P Target Risk Growth Index	16.32%
Russell 3000® Index	33.55%
MSCI EAFE® Index	22.78%
BCAB Index	-2.02%

Target Allocations

as of December 31, 2013

(as a percentage of net assets)(1)

Asset		Conservative	Moderate	Moderate Growth	Growth
Large Cap Stocks	%	20	22	27	28
Mid Cap Stocks	%	6	10	14	16
Small Cap Stocks	%	0	2	4	6
International Stocks	%	4	16	20	25
Bonds	%	47	37	35	25
Treasury Inflation Protected Securities	%	23	13	0	0

Total	%	100	100	100	100

(1)	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

5

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV and I October 31, 2007
Class ADV	4.37%	8.54%	3.01%
Class I	4.45%	8.90%	3.37%
S&P Target Risk Conservative Index	6.97%	7.12%	4.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into ING Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and ING Retirement Conservative Portfolio differ in certain respects.

6

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	18.66%	13.22%	3.40%
Class I	19.21%	13.76%	3.95%
S&P Target Risk Aggressive Index	22.83%	15.80%	6.18%
Russell 3000® Index	33.55%	18.71%	7.07%
MSCI EAFE® Index	22.78%	12.44%	2.92%
BCAB Index	-2.02%	4.44%	5.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into ING Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and ING Retirement Growth Portfolio differ in certain respects.

7

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	10.05%	10.35%	3.86%
Class I	10.32%	10.77%	4.33%
S&P Target Risk Moderate Index	10.75%	8.87%	4.89%
Russell 3000® Index	33.55%	18.71%	7.07%
MSCI EAFE® Index	22.78%	12.44%	2.92%
BCAB Index	-2.02%	4.44%	5.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into ING Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and ING Retirement Moderate Portfolio differ in certain respects.

8

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	15.73%	12.25%	3.96%
Class I	16.13%	12.71%	4.47%
S&P Target Risk Growth Index	16.32%	11.93%	5.41%
Russell 3000® Index	33.55%	18.71%	7.07%
MSCI EAFE® Index	22.78%	12.44%	2.92%
BCAB Index	-2.02%	4.44%	5.17%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into ING Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and ING Retirement Moderate Growth Portfolio differ in certain respects.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2013**	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013**
ING Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,043.70	0.52%	$2.68	$1,000.00	$1,022.58	0.52%	$2.65
Class I	1,000.00	1,043.40	0.27	1.39	1,000.00	1,023.84	0.27	1.38
ING Retirement Growth Portfolio
Class ADV	$1,000.00	$1,118.30	0.68%	$3.63	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,121.00	0.26	1.39	1,000.00	1,023.89	0.26	1.33
ING Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,074.50	0.60%	$3.14	$1,000.00	$1,022.18	0.60%	$3.06
Class I	1,000.00	1,075.60	0.26	1.36	1,000.00	1,023.89	0.26	1.33
ING Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,101.60	0.65%	$3.44	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,103.50	0.26	1.38	1,000.00	1,023.89	0.26	1.33

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolios’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio, and ING Retirement Moderate Growth Portfolio, each a series of ING Investors Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio, and ING Retirement Moderate Growth Portfolio as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2014

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$575,852,998	$4,753,540,110	$1,808,965,890	$3,200,062,694

Total investments at fair value	$575,852,998	$4,753,540,110	$1,808,965,890	$3,200,062,694

Cash	88	508	—	1,878
Receivables:
Investment in affiliated underlying funds sold	—	1,630,499	—	389,765
Fund shares sold	404,603	91,785	906,617	16,730
Dividends	124	12,324	3,142	6,530
Prepaid expenses	2,339	17,189	6,656	11,498

Total assets	576,260,152	4,755,292,415	1,809,882,305	3,200,489,095

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	404,603	—	895,331	—
Payable for fund shares redeemed	—	1,722,284	11,286	406,495
Payable for investment management fees	68,784	557,881	213,754	376,421
Payable for administrative fees	49,132	398,484	152,680	268,871
Payable for distribution and shareholder service fees	123,812	1,674,791	514,825	1,039,001
Payable for trustee fees	3,198	23,028	9,102	15,549
Other accrued expenses and liabilities	43,323	217,739	130,117	183,542

Total liabilities	692,852	4,594,207	1,927,095	2,289,879

NET ASSETS	$575,567,300	$4,750,698,208	$1,807,955,210	$3,198,199,216

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$492,721,122	$4,474,663,490	$1,608,861,054	$2,849,044,260
Undistributed net investment income	16,487,739	74,944,329	39,141,002	50,411,638
Accumulated net realized gain (loss)	14,875,972	(659,884,943)	(8,736,563)	(177,618,134)
Net unrealized appreciation	51,482,467	860,975,332	168,689,717	476,361,452

NET ASSETS	$575,567,300	$4,750,698,208	$1,807,955,210	$3,198,199,216

* Cost of investments in affiliated underlying funds	$524,370,531	$3,892,564,778	$1,640,276,173	$2,723,701,242

Class ADV
Net assets	$575,566,327	$4,698,280,676	$1,786,062,845	$3,173,202,885
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	60,873,282	357,244,923	144,026,870	243,763,264
Net asset value and redemption price per share	$9.46	$13.15	$12.40	$13.02
Class I
Net assets	$973	$52,417,532	$21,892,365	$24,996,331
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	3,960,164	1,746,758	1,926,009
Net asset value and redemption price per share	$9.62	$13.24	$12.53	$12.98

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,594,357	$95,614,870	$32,354,730	$63,359,525

Total investment income	9,594,357	95,614,870	32,354,730	63,359,525

EXPENSES:
Investment management fees	895,477	6,447,809	2,548,483	4,353,712
Distribution and shareholder service fees:
Class ADV	3,198,135	22,782,509	8,991,635	15,432,779
Transfer agent fees	871	4,772	2,022	3,129
Administrative service fees	639,623	4,605,554	1,820,336	3,109,778
Shareholder reporting expense	18,734	56,065	44,111	51,213
Professional fees	43,292	207,534	97,970	166,055
Custody and accounting expense	53,010	333,575	135,478	224,790
Trustee fees	19,189	138,168	54,611	93,294
Miscellaneous expense	25,291	113,504	53,797	88,206

Total expenses	4,893,622	34,689,490	13,748,443	23,522,956
Net waived and reimbursed fees	(1,586,274)	(3,421,884)	(2,853,921)	(3,413,697)

Net expenses	3,307,348	31,267,606	10,894,522	20,109,259

Net investment income	6,287,009	64,347,264	21,460,208	43,250,266

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1)	4,930	672	1,115
Capital gain distributions from affiliated underlying funds	16,895,580	80,440,462	39,271,262	51,599,481
Sale of affiliated underlying funds	12,875,075	252,521,959	72,655,877	156,779,464
Foreign currency related transactions	155	1,487	524	936
Futures	(74,203)	(711,901)	(250,995)	(448,206)

Net realized gain	29,696,606	332,256,937	111,677,340	207,932,790

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(8,482,804)	388,017,438	40,526,295	200,557,240

Net change in unrealized appreciation (depreciation)	(8,482,804)	388,017,438	40,526,295	200,557,240

Net realized and unrealized gain	21,213,802	720,274,375	152,203,635	408,490,030

Increase in net assets resulting from operations	$27,500,811	$784,621,639	$173,663,843	$451,740,296

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Conservative Portfolio		ING Retirement Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$6,287,009	$9,220,284	$64,347,264	$64,911,108
Net realized gain	29,696,606	19,894,308	332,256,937	207,161,640
Net change in unrealized appreciation (depreciation)	(8,482,804)	19,809,950	388,017,438	267,115,827

Increase in net assets resulting from operations	27,500,811	48,924,542	784,621,639	539,188,575

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(20,943,192)	(19,529,589)	(83,843,565)	(103,263,910)
Class I	(33)	(32)	(1,107,046)	(1,236,382)
Net realized gains:
Class ADV	(7,871,587)	(8,292,192)	—	—
Class I	(12)	(13)	—	—

Total distributions	(28,814,824)	(27,821,826)	(84,950,611)	(104,500,292)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	81,601,187	119,765,721	24,247,412	30,723,438
Reinvestment of distributions	28,814,780	27,821,781	84,950,611	104,500,292

	110,415,967	147,587,502	109,198,023	135,223,730
Cost of shares redeemed	(213,048,934)	(110,969,034)	(477,154,191)	(461,541,875)

Net increase (decrease) in net assets resulting from capital share transactions	(102,632,967)	36,618,468	(367,956,168)	(326,318,145)

Net increase (decrease) in net assets	(103,946,980)	57,721,184	331,714,860	108,370,138

NET ASSETS:
Beginning of year or period	679,514,280	621,793,096	4,418,983,348	4,310,613,210

End of year or period	$575,567,300	$679,514,280	$4,750,698,208	$4,418,983,348

Undistributed net investment income at end of year or period	$16,487,739	$20,940,319	$74,944,329	$84,857,207

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ING Retirement Moderate Portfolio		ING Retirement Moderate Growth Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$21,460,208	$26,468,530	$43,250,266	$46,310,167
Net realized gain	111,677,340	87,679,727	207,932,790	141,282,928
Net change in unrealized appreciation	40,526,295	64,415,265	200,557,240	149,252,621

Increase in net assets resulting from operations	173,663,843	178,563,522	451,740,296	336,845,716

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(48,421,122)	(56,856,053)	(63,901,035)	(77,240,271)
Class I	(661,965)	(751,863)	(606,263)	(685,713)

Total distributions	(49,083,087)	(57,607,916)	(64,507,298)	(77,925,984)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,329,711	38,409,324	64,448,687	25,351,606
Reinvestment of distributions	49,083,087	57,607,916	64,507,298	77,925,984

	86,412,798	96,017,240	128,955,985	103,277,590
Cost of shares redeemed	(218,160,703)	(217,154,121)	(341,352,701)	(354,567,786)

Net decrease in net assets resulting from capital share transactions	(131,747,905)	(121,136,881)	(212,396,716)	(251,290,196)

Net increase (decrease) in net assets	(7,167,149)	(181,275)	174,836,282	7,629,536

NET ASSETS:
Beginning of year or period	1,815,122,359	1,815,303,634	3,023,362,934	3,015,733,398

End of year or period	$1,807,955,210	$1,815,122,359	$3,198,199,216	$3,023,362,934

Undistributed net investment income at end of year or period	$39,141,002	$49,052,842	$50,411,638	$64,454,349

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Retirement Conservative Portfolio(a)
Class ADV
12-31-13	9.48	0.09	•	0.32	0.41	0.31	0.12	—	0.43	—	9.46	4.37	0.77	0.52	0.52	0.98	575,566	26
12-31-12	9.18	0.13		0.58	0.71	0.29	0.12	—	0.41	—	9.48	7.92	0.76	0.48	0.48	1.43	679,513	21
12-31-11	8.96	0.17	•	0.29	0.46	0.16	0.08	—	0.24	—	9.18	5.18	0.76	0.41	0.41	1.90	621,792	47
12-31-10	8.34	0.13		0.52	0.65	0.02	0.01	—	0.03	—	8.96	7.86	0.77	0.42	0.42	1.55	514,521	44
12-31-09	7.97	0.21	•	1.20	1.41	0.22	0.82	—	1.04	—	8.34	17.89	0.78	0.43	0.43	2.60	417,649	143
Class I
12-31-13	9.65	0.13		0.29	0.42	0.33	0.12	—	0.45	—	9.62	4.45	0.27	0.27	0.27	1.35	1	26
12-31-12	9.33	0.16		0.59	0.75	0.31	0.12	—	0.43	—	9.65	8.24	0.26	0.23	0.23	1.69	1	21
12-31-11	9.08	0.20		0.30	0.50	0.17	0.08	—	0.25	—	9.33	5.63	0.26	0.16	0.16	2.21	1	47
12-31-10	8.42	0.16		0.53	0.69	0.02	0.01	—	0.03	—	9.08	8.23	0.27	0.17	0.17	1.88	1	44
12-31-09	8.01	0.24		1.23	1.47	0.24	0.82	—	1.06	—	8.42	18.52	0.20	0.17	0.17	2.91	1	143

ING Retirement Growth Portfolio(a)
Class ADV
12-31-13	11.29	0.17	•	1.92	2.09	0.23	—	—	0.23	—	13.15	18.66	0.76	0.68	0.68	1.39	4,698,281	21
12-31-12	10.24	0.16	•	1.15	1.31	0.26	—	—	0.26	—	11.29	12.98	0.76	0.65	0.65	1.46	4,372,787	13
12-31-11	10.45	0.16		(0.28)	(0.12)	0.09	—	—	0.09	—	10.24	(1.22)	0.77	0.59	0.59	1.41	4,268,746	30
12-31-10	9.40	0.08		1.01	1.09	0.04	—	—	0.04	—	10.45	11.61	0.77	0.59	0.59	0.76	4,777,758	27
12-31-09	7.95	0.11	•	1.87	1.98	0.36	0.17	—	0.53	—	9.40	25.90	0.74	0.56	0.56	1.23	4,683,690	120
Class I
12-31-13	11.36	0.23	•	1.93	2.16	0.28	—	—	0.28	—	13.24	19.21	0.26	0.26	0.26	1.83	52,418	21
12-31-12	10.31	0.21	•	1.15	1.36	0.31	—	—	0.31	—	11.36	13.41	0.26	0.23	0.23	1.92	46,196	13
12-31-11	10.51	0.21		(0.28)	(0.07)	0.13	—	—	0.13	—	10.31	(0.71)	0.27	0.17	0.17	1.83	41,867	30
12-31-10	9.42	0.12		1.01	1.13	0.04	—	—	0.04	—	10.51	12.11	0.27	0.17	0.17	1.18	46,200	27
12-31-09	7.97	0.16		1.88	2.04	0.42	0.17	—	0.59	—	9.42	26.61	0.19	0.16	0.16	1.82	45,488	120

ING Retirement Moderate Portfolio(a)
Class ADV
12-31-13	11.58	0.14	•	1.01	1.15	0.33	—	—	0.33	—	12.40	10.05	0.76	0.60	0.60	1.17	1,786,063	20
12-31-12	10.85	0.16	•	0.93	1.09	0.36	—	—	0.36	—	11.58	10.22	0.76	0.56	0.56	1.44	1,793,065	14
12-31-11	10.77	0.18	•	0.05	0.23	0.15	—	—	0.15	—	10.85	2.13	0.76	0.50	0.50	1.67	1,794,716	32
12-31-10	9.89	0.13		0.81	0.94	0.06	—	—	0.06	—	10.77	9.53	0.76	0.50	0.50	1.17	1,927,855	29
12-31-09	8.81	0.19	•	1.56	1.75	0.55	0.12	—	0.67	—	9.89	20.60	0.77	0.51	0.51	1.93	1,915,457	126

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Retirement Moderate Portfolio(a) (Continued)
Class I
12-31-13	11.71	0.19	•	1.00	1.19	0.37	—	—	0.37	—	12.53	10.32	0.26	0.26	0.26	1.54	21,892	20
12-31-12	10.97	0.21		0.93	1.14	0.40	—	—	0.40	—	11.71	10.60	0.26	0.22	0.22	1.80	22,058	14
12-31-11	10.87	0.22		0.07	0.29	0.19	—	—	0.19	—	10.97	2.64	0.26	0.16	0.16	2.05	20,588	32
12-31-10	9.97	0.15		0.81	0.96	0.06	—	—	0.06	—	10.87	9.73	0.26	0.16	0.16	1.55	19,549	29
12-31-09	8.84	0.22	•	1.60	1.82	0.57	0.12	—	0.69	—	9.97	21.35	0.19	0.17	0.17	2.43	16,030	126

ING Retirement Moderate Growth Portfolio(a)
Class ADV
12-31-13	11.49	0.17	•	1.62	1.79	0.26	—	—	0.26	—	13.02	15.73	0.76	0.65	0.65	1.39	3,173,203	21
12-31-12	10.57	0.17	•	1.04	1.21	0.29	—	—	0.29	—	11.49	11.60	0.76	0.61	0.61	1.51	3,001,884	13
12-31-11	10.67	0.16	•	(0.15)	0.01	0.11	—	—	0.11	—	10.57	0.08	0.76	0.55	0.55	1.49	2,994,517	31
12-31-10	9.66	0.10		0.96	1.06	0.05	—	—	0.05	—	10.67	11.00	0.76	0.55	0.55	0.98	3,322,658	28
12-31-09	8.27	0.14	•	1.80	1.94	0.37	0.18	—	0.55	—	9.66	24.24	0.75	0.54	0.54	1.53	3,221,966	128
Class I
12-31-13	11.46	0.22	•	1.61	1.83	0.31	—	—	0.31	—	12.98	16.13	0.26	0.26	0.26	1.79	24,996	21
12-31-12	10.54	0.21	•	1.04	1.25	0.33	—	—	0.33	—	11.46	12.11	0.26	0.22	0.22	1.90	21,479	13
12-31-11	10.64	0.21		(0.16)	0.05	0.15	—	—	0.15	—	10.54	0.46	0.26	0.16	0.16	1.90	21,216	31
12-31-10	9.61	0.14		0.94	1.08	0.05	—	—	0.05	—	10.64	11.35	0.26	0.16	0.16	1.40	22,550	28
12-31-09	8.30	0.18	•	1.80	1.98	0.49	0.18	—	0.67	—	9.61	24.88	0.18	0.16	0.16	2.03	19,415	128

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(a)	References to each Portfolio’s financial highlights prior to October 24, 2009, reflect the financial highlights of each Portfolio’s predecessor: ING LifeStyle Convervative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio, respectively.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-one active separate investment series. The four series included in this report are: ING Retirement Conservative Portfolio (“Conservative”), ING Retirement Growth Portfolio (“Growth”), ING Retirement Moderate Portfolio (“Moderate”) and ING Retirement Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust. The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

Each Portfolio is authorized to offer Class ADV and Class I shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of the Portfolios’ investments in Underlying Funds is based on the net asset value (“NAV”) of the Underlying Funds each business day.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board of Directors (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

G. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2013, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

On April 30, 2013, each Portfolio entered into purchased equity futures contracts to equitize excess cash as described above. The notional values for each respective Portfolio were $20,972,257, $201,206,992, $70,939,716 and $126,678,064. Each Portfolio terminated the futures contracts on May 1, 2013 and there were no further futures contracts entered into during the remainder of the year ended December 31, 2013.

H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$164,824,261	$290,040,125
Growth	964,456,254	1,352,992,445
Moderate Growth	658,404,402	892,043,526
Moderate	363,544,915	522,996,482

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on: 0.14% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.24% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or in direct investments.

Effective April 30, 2013, the Investment Adviser entered into a sub-advisory agreement with ING IM with respect to each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations. Prior to April 30, 2013, the Investment Adviser paid ING IM a consulting fee, computed daily and payable monthly, based on the average daily net assets aggregated among all Portfolios, at the following annual rates: 0.03% on the first $500 million in assets; and 0.025% on the next $500 million — $1 billion in assets; and 0.02% on the next $1 — $2 billion in assets; and 0.01% on assets over $2 billion.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service and Distribution Plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates IID for the provision of shareholder services and/or

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to IID a service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV. IID has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution (12b-1) fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee that this waiver will continue.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING National Trust	Conservative	11.01%

ING USA Annuity and Life Insurance Company	Conservative	85.39
	Growth	95.32
	Moderate	91.22
	Moderate Growth	94.25

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios. Investment activities of these shareholders could have a material impact on the Portfolio.

The Trust adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by the Investment Adviser until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13%	0.88%
Moderate	1.04%	0.79%
Moderate Growth	1.09%	0.84%

(1)	The operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement due from manager on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2013.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)		($)	($)
Conservative
Class ADV
12/31/2013	8,585,129	—	3,128,640		(22,518,692)	(10,804,923)	81,601,187	—	28,814,779		(213,048,934)	(102,632,968)
12/31/2012	12,703,434	—	3,024,107		(11,758,414)	3,969,127	119,765,721	—	27,821,781		(110,969,034)	36,618,468
Class I
12/31/2013	—	—	—	*	—	— *	—	—	1		—	1
12/31/2012	—	—	—	*	—	— *	—	—	—	*	—	— *
Growth
Class ADV
12/31/2013	1,604,161	—	6,895,030		(38,409,461)	(29,910,270)	19,754,900	—	83,843,565		(470,275,021)	(366,676,556)
12/31/2012	2,283,847	—	9,825,301		(41,722,455)	(29,613,307)	24,762,898	—	103,263,910		(454,358,861)	(326,332,053)
Class I
12/31/2013	362,490	—	90,593		(557,960)	(104,877)	4,492,512	—	1,107,046		(6,879,170)	(1,279,612)
12/31/2012	546,710	—	117,193		(660,545)	3,358	5,960,540	—	1,236,382		(7,183,014)	13,908
Moderate
Class ADV
12/31/2013	2,874,500	—	4,100,010		(17,728,609)	(10,754,099)	34,570,196	—	48,421,122		(213,061,384)	(130,070,066)
12/31/2012	2,982,200	—	5,159,354		(18,711,849)	(10,570,295)	33,792,350	—	56,856,053		(211,823,169)	(121,174,766)
Class I
12/31/2013	227,013	—	55,534		(420,224)	(137,677)	2,759,515	—	661,965		(5,099,319)	(1,677,839)
12/31/2012	405,183	—	67,674		(465,899)	6,958	4,616,974	—	751,863		(5,330,952)	37,885
Moderate Growth
Class ADV
12/31/2013	4,859,899	—	5,250,701		(27,502,470)	(17,391,870)	60,787,513	—	63,901,035		(337,766,769)	(213,078,221)
12/31/2012	2,057,694	—	7,145,261		(31,410,080)	(22,207,125)	22,990,278	—	77,240,271		(349,938,169)	(249,707,620)
Class I
12/31/2013	296,464	—	50,063		(294,659)	51,868	3,661,174	—	606,263		(3,585,932)	681,505
12/31/2012	213,392	—	63,728		(415,673)	(138,553)	2,361,328	—	685,713		(4,629,617)	(1,582,576)

*	Share amount is less than 0.500 or $0.50.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2013(1):

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Conservative	$10,203,636	$(10,203,636)
Growth	10,690,469	(10,690,469)
Moderate	17,711,039	(17,711,039)
Moderate Growth	7,214,321	(7,214,321)

(1)	Amounts relate to the treatment of short-term capital gains as ordinary income for tax purposes.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$21,917,804	$6,897,020	$21,569,128	$6,252,698
Growth	84,950,611	—	104,500,292	—
Moderate	49,083,087	—	57,607,916	—
Moderate Growth	64,507,298	—	77,925,984	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Conservative	$17,887,188	$18,291,044	$46,671,881	$—	—
Growth	75,024,295	—	836,475,203	(635,384,814)*	2016
Moderate	39,163,718	—	161,988,721	(2,035,567)	2017
Moderate Growth	50,453,828	—	462,489,045	(163,745,727)	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

26

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

Affiliated Investment Companies: 100.0%
292,791		ING Australia Index Portfolio - Class I	$2,930,841	0.5
13,796,607	@	ING BlackRock Inflation Protected Bond Portfolio - Class I	129,964,040	22.6
597,304		ING Euro STOXX 50® Index Portfolio - Class I	7,143,757	1.2
488,901		ING FTSE 100 Index® Portfolio - Class I	6,688,170	1.2
79,960		ING Hang Seng Index Portfolio - Class I	1,137,024	0.2
482,323		ING Japan TOPIX Index Portfolio - Class I	5,556,367	1.0
2,223,393		ING RussellTM Mid Cap Index Portfolio - Class I	35,596,526	6.2
25,873,126		ING U.S. Bond Index Portfolio - Class I	268,563,053	46.6
8,117,585		ING U.S. Stock Index Portfolio - Class I	118,273,220	20.5
		Total Investments in Affiliated Investment Companies (Cost $524,370,531)	$575,852,998	100.0
		Liabilities in Excess of Other Assets	(285,698)	—

		Net Assets	$575,567,300	100.0

@	Non-income producing security

Cost for federal income tax purposes is $529,181,117.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$62,576,987
Gross Unrealized Depreciation	(15,905,106)

Net Unrealized Appreciation	$46,671,881

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Affiliated Investment Companies	$575,852,998	$—	$—	$575,852,998

Total Investments, at fair value	$575,852,998	$—	$—	$575,852,998

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

27

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(74,203)

Total	$(74,203)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
ING Australia Index Portfolio - Class I	$5,493,579	$1,056,746	$(3,319,911)	$(299,573)	$2,930,841	$174,522	$443,370	$—
ING BlackRock Inflation Protected Bond Portfolio - Class I	155,417,624	42,879,982	(49,402,855)	(18,930,711)	129,964,040	—	(3,357,885)	9,377,296
ING Euro STOXX 50® Index Portfolio - Class I	19,218,645	3,106,522	(14,807,528)	(373,882)	7,143,757	383,479	2,246,303	—
ING FTSE 100 Index® Portfolio - Class I	15,368,482	2,273,727	(10,522,255)	(431,784)	6,688,170	357,521	1,581,651	163,139
ING Hang Seng Index Portfolio - Class I	2,764,710	427,528	(1,803,367)	(251,847)	1,137,024	54,555	253,828	—
ING Japan TOPIX Index Portfolio - Class I	12,030,866	1,193,013	(8,902,726)	1,235,214	5,556,367	133,812	1,114,712	29,280
ING RussellTM Mid Cap Index Portfolio - Class I	13,797,011	30,884,349	(14,745,826)	5,660,992	35,596,526	473,464	736,858	1,178,530
ING U.S. Bond Index Portfolio - Class I	317,886,837	64,458,020	(99,921,829)	(13,859,975)	268,563,053	5,829,744	(2,783,258)	3,080,147
ING U.S. Stock Index Portfolio - Class I	137,848,981	18,544,374	(56,888,897)	18,768,762	118,273,220	2,187,260	12,639,496	3,067,188

	$679,826,735	$164,824,261	$(260,315,194)	$(8,482,804)	$575,852,998	$9,594,357	$12,875,075	$16,895,580

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

28

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.1%
11,309,089	ING Australia Index Portfolio - Class I	$113,203,981	2.4
25,005,460	ING Emerging Markets Index Portfolio - Class I	279,561,037	5.9
23,057,254	ING Euro STOXX 50® Index Portfolio - Class I	275,764,762	5.8
18,874,640	ING FTSE 100 Index® Portfolio - Class I	258,205,078	5.4
3,086,763	ING Hang Seng Index Portfolio - Class I	43,893,770	0.9
18,621,838	ING Japan TOPIX Index Portfolio - Class I	214,523,568	4.5
48,178,936	ING RussellTM Mid Cap Index Portfolio - Class I	771,344,769	16.3
17,163,394	ING RussellTM Small Cap Index Portfolio - Class I	290,576,260	6.1
111,840,157	ING U.S. Bond Index Portfolio - Class I	1,160,900,833	24.5
92,351,822	ING U.S. Stock Index Portfolio - Class I	1,345,566,052	28.3
	Total Investments in Affiliated Investment Companies (Cost $3,892,564,778)	$4,753,540,110	100.1
	Liabilities in Excess of Other Assets	(2,841,902)	(0.1)

	Net Assets	$4,750,698,208	100.0

Cost for federal income tax purposes is $3,917,064,907.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$922,406,384
Gross Unrealized Depreciation	(85,931,181)

Net Unrealized Appreciation	$836,475,203

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Affiliated Investment Companies	$4,753,540,110	$—	$—	$4,753,540,110

Total Investments, at fair value	$4,753,540,110	$—	$—	$4,753,540,110

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

29

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(711,901)

Total	$(711,901)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
ING Australia Index Portfolio - Class I	$101,882,951	$37,716,019	$(22,290,206)	$(4,104,783)	$113,203,981	$5,688,405	$534,940	$—
ING Emerging Markets Index Portfolio - Class I	—	314,087,330	(29,237,499)	(5,288,794)	279,561,037	338,969	(1,484,738)	1,208,911
ING Euro STOXX 50® Index Portfolio - Class I	356,422,097	45,079,361	(178,507,084)	52,770,388	275,764,762	12,309,141	1,400,136	—
ING FTSE 100 Index® Portfolio - Class I	285,016,486	36,529,231	(78,278,610)	14,937,971	258,205,078	11,751,491	14,717,817	5,362,275
ING Hang Seng Index Portfolio - Class I	51,274,763	7,356,784	(14,200,227)	(537,550)	43,893,770	1,783,847	608,299	—
ING Japan TOPIX Index Portfolio - Class I	223,117,149	29,363,548	(84,701,791)	46,744,662	214,523,568	4,363,900	1,334,510	954,897
ING RussellTM Mid Cap Index Portfolio - Class I	622,991,241	121,912,119	(90,447,201)	116,888,610	771,344,769	8,827,715	58,402,398	21,983,512
ING RussellTM Small Cap Index Portfolio - Class I	267,590,033	15,713,703	(44,508,208)	51,780,732	290,576,260	3,957,398	25,694,109	10,010,916
ING U.S. Bond Index Portfolio - Class I	1,090,732,468	276,596,851	(142,533,818)	(63,894,668)	1,160,900,833	22,500,827	155,030	11,322,633
ING U.S. Stock Index Portfolio - Class I	1,422,711,929	80,101,310	(335,968,057)	178,720,870	1,345,566,052	24,093,177	151,159,458	29,597,318

	$4,421,739,117	$964,456,256	$(1,020,672,701)	$388,017,438	$4,753,540,110	$95,614,870	$252,521,959	$80,440,462

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

30

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets

Affiliated Investment Companies: 100.1%
2,743,183		ING Australia Index Portfolio - Class I	$27,459,260	1.5
24,344,150	@	ING BlackRock Inflation Protected Bond Portfolio - Class I	229,321,889	12.7
6,402,730		ING Emerging Markets Index Portfolio - Class I	71,582,524	4.0
5,593,351		ING Euro STOXX 50® Index Portfolio - Class I	66,896,475	3.7
4,578,413		ING FTSE 100 Index® Portfolio - Class I	62,632,684	3.5
748,794		ING Hang Seng Index Portfolio - Class I	10,647,855	0.6
4,517,231		ING Japan TOPIX Index Portfolio - Class I	52,038,496	2.9
11,565,724		ING RussellTM Mid Cap Index Portfolio - Class I	185,167,245	10.2
2,197,584		ING RussellTM Small Cap Index Portfolio - Class I	37,205,090	2.0
63,578,412		ING U.S. Bond Index Portfolio - Class I	659,943,921	36.5
27,870,312		ING U.S. Stock Index Portfolio - Class I	406,070,451	22.5
		Total Investments in Affiliated Investment Companies (Cost $1,640,276,173)	$1,808,965,890	100.1
		Liabilities in Excess of Other Assets	(1,010,680)	(0.1)

		Net Assets	$1,807,955,210	100.0

@	Non-income producing security

Cost for federal income tax purposes is $1,646,977,169.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$220,806,718
Gross Unrealized Depreciation	(58,817,997)

Net Unrealized Appreciation	$161,988,721

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Affiliated Investment Companies	$1,808,965,890	$—	$—	$1,808,965,890

Total Investments, at fair value	$1,808,965,890	$—	$—	$1,808,965,890

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(250,995)

Total	$(250,995)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
ING Australia Index Portfolio - Class I	$29,246,812	$6,328,614	$(7,240,092)	$(876,074)	$27,459,260	$1,440,031	$310,504	$—
ING BlackRock Inflation Protected Bond Portfolio - Class I	233,831,333	58,075,647	(26,966,528)	(35,618,563)	229,321,889	—	168,032	14,548,874
ING Emerging Markets Index Portfolio - Class I	—	81,934,737	(8,972,069)	(1,380,144)	71,582,524	90,146	(449,302)	321,501
ING Euro STOXX 50® Index Portfolio - Class I	102,315,174	12,857,528	(59,559,923)	11,283,696	66,896,475	3,128,031	2,549,318	—
ING FTSE 100 Index® Portfolio - Class I	81,817,427	9,455,253	(30,879,143)	2,239,147	62,632,684	2,970,796	5,483,330	1,355,592
ING Hang Seng Index Portfolio - Class I	14,719,135	1,862,030	(6,130,716)	197,406	10,647,855	451,347	(194,641)	—
ING Japan TOPIX Index Portfolio - Class I	64,048,472	4,743,178	(30,393,701)	13,640,547	52,038,496	1,104,639	(248,966)	241,714
ING RussellTM Mid Cap Index Portfolio - Class I	146,902,214	43,660,530	(28,695,635)	23,300,136	185,167,245	2,208,155	18,573,735	5,497,127
ING RussellTM Small Cap Index Portfolio - Class I	36,807,072	2,226,690	(7,669,956)	5,841,284	37,205,090	528,147	4,456,416	1,336,040
ING U.S. Bond Index Portfolio - Class I	666,137,457	118,141,051	(86,198,313)	(38,136,274)	659,943,921	13,119,052	761,758	6,708,941
ING U.S. Stock Index Portfolio - Class I	440,312,878	24,259,657	(118,537,218)	60,035,134	406,070,451	7,314,386	41,245,693	9,261,473

	$1,816,137,974	$363,544,915	$(411,243,294)	$40,526,295	$1,808,965,890	$32,354,730	$72,655,877	$39,271,262

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

32

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.1%
6,028,400	ING Australia Index Portfolio - Class I	$60,344,280	1.9
14,069,991	ING Emerging Markets Index Portfolio - Class I	157,302,498	4.9
12,290,670	ING Euro STOXX 50® Index Portfolio - Class I	146,996,408	4.6
10,061,077	ING FTSE 100 Index® Portfolio - Class I	137,635,537	4.3
1,645,523	ING Hang Seng Index Portfolio - Class I	23,399,340	0.7
9,926,408	ING Japan TOPIX Index Portfolio - Class I	114,352,222	3.6
28,464,725	ING RussellTM Mid Cap Index Portfolio - Class I	455,720,240	14.3
7,726,259	ING RussellTM Small Cap Index Portfolio - Class I	130,805,572	4.1
105,723,510	ING U.S. Bond Index Portfolio - Class I	1,097,410,037	34.3
60,130,169	ING U.S. Stock Index Portfolio - Class I	876,096,560	27.4
	Total Investments in Affiliated Investment Companies (Cost $2,723,701,242)	$3,200,062,694	100.1
	Liabilities in Excess of Other Assets	(1,863,478)	(0.1)

	Net Assets	$3,198,199,216	100.0

Cost for federal income tax purposes is $2,737,573,649.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$528,545,067
Gross Unrealized Depreciation	(66,056,022)

Net Unrealized Appreciation	$462,489,045

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2013
Asset Table
Investments, at fair value
Affiliated Investment Companies	$3,200,062,694	$—	$—	$3,200,062,694

Total Investments, at fair value	$3,200,062,694	$—	$—	$3,200,062,694

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

33

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(448,206)

Total	$(448,206)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
ING Australia Index Portfolio - Class I	$57,683,589	$17,430,340	$(12,785,954)	$(1,983,695)	$60,344,280	$3,042,218	$360,864	$—
ING Emerging Markets Index Portfolio - Class I	—	177,295,902	(16,965,466)	(3,027,938)	157,302,498	191,098	(840,543)	681,538
ING Euro STOXX 50® Index Portfolio - Class I	201,796,890	27,170,639	(109,313,434)	27,342,313	146,996,408	6,593,115	1,847,626	—
ING FTSE 100 Index® Portfolio - Class I	161,368,974	20,632,947	(49,811,992)	5,445,608	137,635,537	6,280,924	10,732,090	2,866,023
ING Hang Seng Index Portfolio - Class I	29,030,696	4,195,877	(9,916,441)	89,208	23,399,340	953,795	(63,445)	—
ING Japan TOPIX Index Portfolio - Class I	126,322,768	14,831,909	(53,672,986)	26,870,531	114,352,222	2,333,773	63,104	510,670
ING RussellTM Mid Cap Index Portfolio - Class I	365,983,550	82,969,948	(58,655,175)	65,421,917	455,720,240	5,229,494	37,569,223	13,021,259
ING RussellTM Small Cap Index Portfolio - Class I	122,265,827	8,321,198	(22,065,782)	22,284,329	130,805,572	1,786,328	12,747,167	4,518,823
ING U.S. Bond Index Portfolio - Class I	1,046,564,218	246,102,207	(133,633,680)	(61,622,708)	1,097,410,037	21,271,854	1,321,736	10,732,721
ING U.S. Stock Index Portfolio - Class I	914,142,474	59,453,435	(217,237,024)	119,737,675	876,096,560	15,676,926	93,041,642	19,268,447

	$3,025,158,986	$658,404,402	$(684,057,934)	$200,557,240	$3,200,062,694	$63,359,525	$156,779,464	$51,599,481

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

34

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount

ING Retirement Conservative Portfolio
Class ADV	NII	$0.3073
Class I	NII	$0.3311
All Classes	STCG	$0.0143
All Classes	LTCG	$0.1012

ING Retirement Growth Portfolio
Class ADV	NII	$0.2283
Class I	NII	$0.2789

ING Retirement Moderate Portfolio
Class ADV	NII	$0.3278
Class I	NII	$0.3697

ING Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2588
Class I	NII	$0.3066

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Investors Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for certain Portfolios with DSL prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

7	To approve a new investment sub-advisory agreement between DSL and ING IM with respect to certain Portfolios and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Conservative Portfolio	1	*	51,576,263.000	1,544,811.000	7,561,097.000	0.000	60,682,171.000
	7	*	51,560,872.334	1,826,357.333	7,294,941.333	0.000	60,682,171.000
	8	*	49,052,734.000	4,148,362.000	7,481,075.000	0.000	60,682,171.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Growth Portfolio	1	*	319,145,969.000	22,003,634.000	42,897,768.000	0.000	384,047,371.000
	7	*	316,326,405.334	24,259,123.333	43,461,842.333	0.000	384,047,371.000
	8	*	309,656,696.667	35,363,944.667	39,026,729.666	0.000	384,047,371.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Moderate Growth Portfolio	1	*	217,544,081.000	11,787,382.000	26,968,518.000	0.000	256,299,981.000
	7	*	216,653,492.000	12,733,507.000	26,912,982.000	0.000	256,299,981.000
	8	*	209,106,822.334	23,993,751.333	23,199,407.333	0.000	256,299,981.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Retirement Moderate Portfolio	1	*	125,576,803.000	8,523,746.000	15,701,145.000	0.000	149,801,694.000
	7	*	124,027,900.667	9,081,132.667	16,692,660.666	0.000	149,801,694.000
	8	*	120,652,700.334	14,204,692.333	14,944,301.333	0.000	149,801,694.000

*	Proposals Passed

ING Investors Trust	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	3,772,604,208.181	200,055,617.846	0.000	0.000	3,972,659,826.027
John V. Boyer	5	*	3,771,764,050.384	200,895,775.643	0.000	0.000	3,972,659,826.027
Patricia W. Chadwick	5	*	3,772,206,322.587	200,453,503.440	0.000	0.000	3,972,659,826.027
Albert E. DePrince, Jr.	5	*	3,765,707,671.886	206,952,154.141	0.000	0.000	3,972,659,826.027
Peter S. Drotch	5	*	3,767,827,922.960	204,831,903.067	0.000	0.000	3,972,659,826.027
J. Michael Earley	5	*	3,770,753,270.683	201,906,555.344	0.000	0.000	3,972,659,826.027
Martin J. Gavin**	5	*	3,775,692,739.886	196,967,086.141	0.000	0.000	3,972,659,826.027
Russell H. Jones	5	*	3,772,527,763.683	200,132,062.344	0.000	0.000	3,972,659,826.027
Patrick W. Kenny	5	*	3,771,382,294.384	201,277,531.643	0.000	0.000	3,972,659,826.027
Shaun P. Mathews	5	*	3,770,296,611.683	202,363,214.344	0.000	0.000	3,972,659,826.027
Joseph E. Obermeyer	5	*	3,772,728,725.886	199,931,100.141	0.000	0.000	3,972,659,826.027
Sheryl K. Pressler	5	*	3,770,539,151.683	202,120,674.344	0.000	0.000	3,972,659,826.027
Roger B. Vincent	5	*	3,770,381,868.886	202,277,957.141	0.000	0.000	3,972,659,826.027

*	Proposal Passed
**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	171	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007 - Present	Retired.	171	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997 - Present	Retired.	171	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013 - Present	Retired.	171	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	171	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “Interested Person”:

Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171	ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee (“Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee who shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
(2)	For the purpose of this table “ING Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.
(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Trustee’s current affiliation with any of the Funds, ING or any of ING’s affiliates.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	May 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

40

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name / Current Portfolio Name	New Registrant Name / New Portfolio Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING Retirement Conservative Portfolio	Voya Retirement Conservative Portfolio
ING Retirement Growth Portfolio	Voya Retirement Growth Portfolio
ING Retirement Moderate Growth Portfolio	Voya Retirement Moderate Growth Portfolio
ING Retirement Moderate Portfolio	Voya Retirement Moderate Portfolio

41

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-URETADVI	(1213-021914)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $907,540 for year ended December 31, 2013 and $886,100 for year ended December 31, 2012.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $100,800 for the year ended December 31, 2013 and $108,000 for year ended December 31, 2012.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $195,700 in the year ended December 31, 2013 and $188,445 in the year ended December 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $3,259 in the year ended December 31, 2013 and $15,410 in the year ended December 31, 2012.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

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The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

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Last Approved:  November 21, 2013

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    Appendix A

    Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	Ö	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	Ö	Not to exceed $525 per fund

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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    Appendix B

    Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

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    Appendix C

    Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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    Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	Ö		Not to exceed $120,000 during the Pre-Approval Period

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    Appendix D

    Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $50,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:         October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,135,567 for year ended December 31, 2013 and $2,085,015 for year ended December 31, 2012.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

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Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Investors Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING BlackRock Health Sciences Opportunities Portfolio, ING BlackRock Large Cap Growth Portfolio, ING Bond Portfolio, ING Clarion Global Real Estate Portfolio, ING Clarion Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Global Resources Portfolio, ING Invesco Growth and Income Portfolio (formerly, ING Invesco Van Kampen Growth and Income Portfolio), ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Multi-Manager Large Cap Core Portfolio (formerly, ING Pioneer Fund Portfolio), ING PIMCO High Yield Portfolio, ING PIMCO Total Return Bond Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING T. Rowe Price International Stock Portfolio, ING Templeton Global Growth Portfolio, and ING U.S. Stock Index Portfolio, each a series of ING Investors Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated February 24, 2014 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 26, 2014

ING BLACKROCK HEALTH SCIENCES	PORTFOLIO OF INVESTMENTS
OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 1.0%
212,500		Service Corp. International	3,852,625	1.0

		Health Care: 97.5%
134,200		Abbott Laboratories	5,143,886	1.3
298,300		AbbVie, Inc.	15,753,223	3.9
46,413	@,L	Acadia Pharmaceuticals, Inc.	1,159,861	0.3
12,700	@,L	Acceleron Pharma, Inc.	502,920	0.1
59,700	@	Acorda Therapeutics, Inc.	1,743,240	0.4
23,900	@	Actavis PLC	4,015,200	1.0
30,800		Actelion Ltd. - Reg	2,612,481	0.6
26,000	@	Aegerion Pharmaceuticals, Inc.	1,844,960	0.5
50,614		Aetna, Inc.	3,471,614	0.9
78,200		Agilent Technologies, Inc.	4,472,258	1.1
7,300	@,L	Agios Pharmaceuticals, Inc.	174,835	0.0
56,163	@	Alexion Pharmaceuticals, Inc.	7,473,049	1.8
87,600	@	Alkermes PLC	3,561,816	0.9
28,818		Allergan, Inc.	3,201,104	0.8
24,500		AmerisourceBergen Corp.	1,722,595	0.4
69,219		Amgen, Inc.	7,902,041	2.0
123,600	@	Array Biopharma, Inc.	619,236	0.2
33,600	@	AstraZeneca PLC	1,993,396	0.5
82,000		Baxter International, Inc.	5,703,100	1.4
68,600		Bayer AG	9,632,207	2.4
42,300	@	Biogen Idec, Inc.	11,833,425	2.9
78,300	@	BioMarin Pharmaceuticals, Inc.	5,502,141	1.4
51,100	@	Biota Pharmaceuticals, Inc.	214,109	0.1
12,600	@,L	Bluebird Bio, Inc.	264,348	0.1
483,900	@	Boston Scientific Corp.	5,816,478	1.4
228,500		Bristol-Myers Squibb Co.	12,144,775	3.0
79,456		Cardinal Health, Inc.	5,308,455	1.3
79,800	@	CareFusion Corp.	3,177,636	0.8
96,171	@	Celgene Corp.	16,249,052	4.0
51,400	@	Cerner Corp.	2,865,036	0.7
80,600		Chugai Pharmaceutical Co., Ltd.	1,784,086	0.4
46,900		Cigna Corp.	4,102,812	1.0
42,400	L	Coloplast A/S	2,810,933	0.7
24,800	@,L	Conatus Pharmaceuticals, Inc.	159,960	0.0
45,600		Cooper Cos., Inc.	5,647,104	1.4
67,710		Covidien PLC	4,611,051	1.1
19,000		CR Bard, Inc.	2,544,860	0.6
32,900		Densply International, Inc.	1,594,992	0.4
39,900	@	Edwards Lifesciences Corp.	2,623,824	0.6
40,500		Eli Lilly & Co.	2,065,500	0.5

53,900	@	Envision Healthcare Holdings, Inc.	1,914,528	0.5
81,100	@,L	Exelixis, Inc.	497,143	0.1
31,466	@	Express Scripts Holding Co.	2,210,172	0.5
41,000	@	Forest Laboratories, Inc.	2,461,230	0.6
190,860	@	Gilead Sciences, Inc.	14,343,129	3.5
112,200	@	HCA Holdings, Inc.	5,353,062	1.3
20,100		Humana, Inc.	2,074,722	0.5
54,900	@	ICON PLC	2,218,509	0.5
52,200	@	Illumina, Inc.	5,774,364	1.4
99,600	@	Incyte Corp., Ltd.	5,042,748	1.2
40,500	@	Infinity Pharmaceuticals, Inc.	559,305	0.1
52,911	@,X	Intra-Cellular Therapies, Inc.	336,136	0.1
3,900	@	Intuitive Surgical, Inc.	1,497,912	0.4
71,840	@	Isis Pharmaceuticals, Inc.	2,862,106	0.7
225,000		Johnson & Johnson	20,607,750	5.1
22,800	@	Karyopharm Therapeutics, Inc.	522,576	0.1
9,091	@	Life Technologies Corp.	689,098	0.2
7,500	@	MacroGenics, Inc.	205,725	0.1
61,100	@	Mallinckrodt PLC - W/I	3,193,086	0.8
31,931		McKesson Corp.	5,153,663	1.3
1,546,390	@,X	Medipattern Corp.	–	–
32,100	@	Medivation, Inc.	2,048,622	0.5
192,388		Medtronic, Inc.	11,041,147	2.7
191,400		Merck & Co., Inc.	9,579,570	2.4
36,200	@	Momenta Pharmaceuticals, Inc.	640,016	0.2
118,700	@	Mylan Laboratories	5,151,580	1.3
106,200		Novartis AG	8,511,864	2.1
19,600		Ono Pharmaceutical Co., Ltd.	1,718,047	0.4
17,800	@,L	Ophthotech Corp.	575,830	0.1
33,200		Perrigo Co. PLC	5,094,872	1.3
446,730		Pfizer, Inc.	13,683,340	3.4
71,200	@	Phoenix Healthcare Group Co. Ltd.	114,041	0.0
44,700	@	Premier, Inc.	1,643,172	0.4
12,900	@,L	Prosensa Holdings BV	60,243	0.0
141,026	@,L	Protalix BioTherapeutics, Inc.	548,591	0.1
12,700	@,L	PTC Therapeutics, Inc.	215,519	0.1
14,200	@	Puma Biotechnology, Inc.	1,470,126	0.4
1,302,400	@	PW Medtech Group Ltd.	596,252	0.1
18,475	@	Regeneron Pharmaceuticals, Inc.	5,085,059	1.3
45,700		Roche Holding AG - Genusschein	12,801,771	3.2
37,300		Sanofi	3,983,466	1.0
124,955	@	Seattle Genetics, Inc.	4,984,455	1.2
28,400		Shire PLC ADR	4,012,636	1.0
46,200		St. Jude Medical, Inc.	2,862,090	0.7
133,600		Stryker Corp.	10,038,704	2.5
11,153	@	Synageva BioPharma Corp.	721,822	0.2
48,600		Thermo Fisher Scientific, Inc.	5,411,610	1.3
147,406	@,X	Ultragenyx Pharmaceutical, Inc.	408,226	0.1

ING BLACKROCK HEALTH SCIENCES	PORTFOLIO OF INVESTMENTS
OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

110,275		UnitedHealth Group, Inc.	8,303,708	2.1
63,100		Universal Health Services, Inc.	5,127,506	1.3
46,200	@	Valeant Pharmaceuticals International	5,423,880	1.3
41,600	@	Varian Medical Systems, Inc.	3,231,904	0.8
29,280	@	Verastem, Inc.	333,792	0.1
66,320	@	Vertex Pharmaceuticals, Inc.	4,927,576	1.2
21,800		Zimmer Holdings, Inc.	2,031,542	0.5
37,500		Zoetis, Inc.	1,225,875	0.3
			395,149,017	97.5

		Materials: 0.5%
22,100		Sigma-Aldrich Corp.	2,077,621	0.5

	Total Common Stock (Cost $330,014,427)		401,079,263	99.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateralcc(1): 0.8%
1,000,000		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14-01/01/44)	1,000,000	0.3
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%- 11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.2

1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14-04/15/30)	1,000,000	0.2
439,621	UBS AG, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $439,621, collateralized by various U.S. Government Securities, 0.000%- 4.750%, Market Value plus accrued interest $448,413, due 02/15/14-11/15/43)	439,621	0.1
		3,439,621	0.8

Shares		Value	Percentage of Net Assets
		Affiliated Investment Companies: 0.9%
3,572,858	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,572,858)	3,572,858	0.9

	Total Short-Term Investments (Cost $7,012,479)	7,012,479	1.7

	Total Investments in Securities (Cost $337,026,906)	$408,091,742	100.7
	Liabilities in Excess of Other Assets	(2,755,169)	(0.7)

	Net Assets	$405,336,573	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

ING BLACKROCK HEALTH SCIENCES	PORTFOLIO OF INVESTMENTS
OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $337,232,102.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,051,920
Gross Unrealized Depreciation	(3,192,280)

Net Unrealized Appreciation	$70,859,640

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.5%
		Basic Materials: 1.7%
607,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	609,906	0.1
300,000		Ashland, Inc., 4.750%, 08/15/22	286,500	0.1
376,000		Barrick Gold Corp., 2.500%, 05/01/18	370,328	0.1
355,000		Barrick Gold Corp., 4.100%, 05/01/23	320,990	0.1
837,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	851,218	0.2
625,000		Cabot Corp., 3.700%, 07/15/22	596,234	0.1
649,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	647,760	0.2
488,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	469,859	0.1
450,000		Goldcorp, Inc., 3.700%, 03/15/23	402,597	0.1
480,000		LYB International Finance BV, 4.000%, 07/15/23	473,952	0.1
300,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	300,023	0.1
313,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	311,650	0.1
280,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	277,900	0.1
580,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	553,209	0.1
289,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	292,822	0.1
			6,764,948	1.7

		Communications: 3.0%
399,000		AT&T, Inc., 5.350%, 09/01/40	394,870	0.1
413,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	409,275	0.1
304,000	#	COX Communications, Inc., 4.500%, 06/30/43	245,087	0.1
642,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	576,708	0.1
205,000		DISH DBS Corp., 4.250%, 04/01/18	209,612	0.1
731,000		eBay, Inc., 4.000%, 07/15/42	619,206	0.2
750,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	830,625	0.2
275,000		Motorola Solutions, Inc., 3.500%, 03/01/23	254,503	0.1
258,000		Motorola Solutions, Inc., 3.750%, 05/15/22	249,848	0.1
595,000		News America, Inc., 3.000%, 09/15/22	559,520	0.1

349,000	#	News America, Inc., 4.000%, 10/01/23	345,061	0.1
225,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	229,268	0.1
360,000		Thomson Reuters Corp., 4.300%, 11/23/23	361,677	0.1
396,000		Thomson Reuters Corp., 5.650%, 11/23/43	403,271	0.1
797,000		Time Warner, Inc., 4.050%, 12/15/23	794,964	0.2
532,000		Time Warner, Inc., 5.350%, 12/15/43	538,898	0.1
360,000		Time Warner, Inc., 6.500%, 11/15/36	406,835	0.1
1,300,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,396,278	0.3
725,000		Verizon Communications, Inc., 6.550%, 09/15/43	848,408	0.2
590,000		Viacom, Inc., 4.250%, 09/01/23	588,979	0.1
425,000		Viacom, Inc., 4.375%, 03/15/43	358,943	0.1
223,000		Vodafone Group PLC, 2.950%, 02/19/23	203,450	0.0
750,000		Windstream Corp., 7.750%, 10/15/20	799,687	0.2
512,000		WPP Finance 2010, 5.125%, 09/07/42	466,367	0.1
			12,091,340	3.0

		Consumer, Cyclical: 1.0%
600,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	625,500	0.2
234,000		Ford Motor Co., 4.750%, 01/15/43	211,088	0.0
392,000		Kohl’s Corp., 4.750%, 12/15/23	398,061	0.1
504,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	425,451	0.1
916,000		MDC Holdings, Inc., 6.000%, 01/15/43	790,450	0.2
345,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	335,513	0.1
365,000		Walgreen Co., 4.400%, 09/15/42	324,507	0.1
541,000		Yum! Brands, Inc., 3.875%, 11/01/23	523,492	0.1
348,000		Yum! Brands, Inc., 5.350%, 11/01/43	338,211	0.1
			3,972,273	1.0

		Consumer, Non-cyclical: 2.8%
274,000		Aetna, Inc., 1.500%, 11/15/17	270,105	0.1
356,000		Altria Group, Inc., 4.000%, 01/31/24	348,087	0.1
541,000		Altria Group, Inc., 5.375%, 01/31/44	543,366	0.1
613,000		Celgene Corp., 3.250%, 08/15/22	580,554	0.2
381,000		Coca-Cola Co/The, 3.200%, 11/01/23	366,590	0.1
750,000		Constellation Brands, Inc., 6.000%, 05/01/22	804,375	0.2

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013

401,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	405,470	0.1
407,000		Express Scripts Holding Co., 2.650%, 02/15/17	419,654	0.1
750,000		HCA, Inc., 7.500%, 02/15/22	825,000	0.2
580,000		Healthsouth Corp., 7.250%, 10/01/18	622,775	0.2
466,000		Humana, Inc., 3.150%, 12/01/22	431,528	0.1
750,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	817,500	0.2
178,000		Medtronic, Inc., 2.750%, 04/01/23	164,707	0.0
300,000		Mylan, Inc./PA, 4.200%, 11/29/23	295,183	0.1
537,000		Reynolds American, Inc., 4.850%, 09/15/23	554,540	0.1
523,000		St Jude Medical, Inc., 4.750%, 04/15/43	495,791	0.1
750,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	810,938	0.2
348,000		WellPoint, Inc., 4.625%, 05/15/42	321,703	0.1
533,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	530,052	0.1
392,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	389,037	0.1
349,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	345,104	0.1
507,000		Zoetis, Inc., 1.875%, 02/01/18	503,097	0.1
253,000		Zoetis, Inc., 4.700%, 02/01/43	236,525	0.1
			11,081,681	2.8

		Energy: 2.7%
750,000	L	Alpha Natural Resources, Inc., 6.000%, 06/01/19	650,625	0.2
326,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	374,439	0.1
429,000		BP Capital Markets PLC, 2.750%, 05/10/23	391,860	0.1
849,000		Cenovus Energy, Inc., 3.800%, 09/15/23	827,973	0.2
641,000		Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	619,078	0.1
559,000		Enbridge, Inc., 4.000%, 10/01/23	549,172	0.1
771,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	793,304	0.2
654,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	670,510	0.2
417,000		FMC Technologies, Inc., 3.450%, 10/01/22	384,154	0.1
356,000		Marathon Petroleum Corp., 6.500%, 03/01/41	405,822	0.1
250,000		ONEOK Partners L.P., 2.000%, 10/01/17	248,898	0.1

257,000		ONEOK Partners L.P., 3.375%, 10/01/22	240,326	0.1
897,000		Petrobras Global Finance BV, 4.375%, 05/20/23	806,877	0.2
750,000		Plains Exploration & Production Co., 6.625%, 05/01/21	822,489	0.2
475,000		Statoil ASA, 3.700%, 03/01/24	471,769	0.1
593,000		Transocean, Inc., 2.500%, 10/15/17	599,572	0.1
420,000		Transocean, Inc., 3.800%, 10/15/22	398,218	0.1
836,000		Weatherford International Ltd., 5.950%, 04/15/42	837,812	0.2
517,000		Williams Partners L.P., 4.500%, 11/15/23	513,668	0.1
366,000		Williams Partners L.P., 6.300%, 04/15/40	393,426	0.1
			10,999,992	2.7

		Financial: 11.7%
534,000		Abbey National Treasury Services PLC/London, 3.050%, 08/23/18	549,019	0.1
311,000		American International Group, Inc., 3.375%, 08/15/20	312,908	0.1
356,000		American International Group, Inc., 5.850%, 01/16/18	408,923	0.1
615,000		American International Group, Inc., 8.175%, 05/15/68	747,225	0.2
424,000		American Tower Corp., 3.400%, 02/15/19	431,926	0.1
363,000		American Tower Corp., 4.500%, 01/15/18	389,062	0.1
623,000		Arch Capital Group US, Inc., 5.144%, 11/01/43	623,080	0.2
426,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	391,284	0.1
1,196,000		Bank of America Corp., 2.600%, 01/15/19	1,202,037	0.3
652,000		Bank of America Corp., 3.300%, 01/11/23	617,178	0.2
554,000		Bank of America Corp., 4.100%, 07/24/23	556,546	0.1
527,000		Bank of New York Mellon Corp./The, 3.950%, 11/18/25	521,988	0.1
795,000		Barclays Bank PLC, 7.625%, 11/21/22	848,662	0.2
1,243,000		BBVA, 4.664%, 10/09/15	1,307,295	0.3
723,000	#	BPCE SA, 5.700%, 10/22/23	746,338	0.2
546,000		Citigroup, Inc., 3.500%, 05/15/23	508,936	0.1
320,000		Citigroup, Inc., 4.450%, 01/10/17	346,948	0.1
564,000		Citigroup, Inc., 5.500%, 09/13/25	594,257	0.2
620,000		Citigroup, Inc., 5.900%, 12/29/49	582,048	0.1

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

396,000		Citigroup, Inc., 1.700%, 07/25/16	399,954	0.1
821,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	870,529	0.2
439,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	582,224	0.1
1,411,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,504,479	0.4
474,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	501,397	0.1
862,000		Deutsche Bank AG, 4.296%, 05/24/28	780,662	0.2
561,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	551,286	0.1
438,000		Discover Bank/Greenwood DE, 4.200%, 08/08/23	432,155	0.1
453,000		Duke Realty L.P., 3.875%, 02/15/21	446,949	0.1
496,000		ERP Operating L.P., 3.000%, 04/15/23	453,079	0.1
705,000		Equity One, Inc., 3.750%, 11/15/22	661,676	0.2
571,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	563,046	0.1
208,000		Ford Motor Co., 3.000%, 06/12/17	216,273	0.1
336,000		General Electric Capital Corp., 3.150%, 09/07/22	325,262	0.1
208,000		General Electric Capital Corp., 3.350%, 10/17/16	221,100	0.1
400,000		General Electric Capital Corp., 6.250%, 12/15/49	414,712	0.1
600,000		General Electric Capital Corp., 7.125%, 12/15/49	671,581	0.2
451,000		Genworth Holdings, Inc., 4.800%, 02/15/24	445,637	0.1
251,000		Genworth Holdings, Inc., 4.900%, 08/15/23	250,961	0.1
507,000		Goldman Sachs Group, Inc., 1.838%, 11/29/23	516,011	0.1
495,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	497,138	0.1
393,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	400,174	0.1
516,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	499,840	0.1
388,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	431,751	0.1
611,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	738,510	0.2
372,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/38	435,426	0.1
505,000	#	HBOS PLC, 6.750%, 05/21/18	573,491	0.1

506,000		HSBC Finance Corp., 6.676%, 01/15/21	581,561	0.1
596,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	596,692	0.2
308,000		Intesa Sanpaolo SpA, 3.125%, 01/15/16	314,009	0.1
832,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	827,691	0.2
1,357,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,265,168	0.3
576,000		JPMorgan Chase & Co., 6.000%, 12/29/49	553,680	0.1
469,000		Kilroy Realty L.P., 3.800%, 01/15/23	437,515	0.1
428,000		Kimco Realty Corp., 3.125%, 06/01/23	389,362	0.1
618,000	#	Macquarie Group Ltd., 3.000%, 12/03/18	615,886	0.2
705,000		MetLife, Inc., 4.875%, 11/13/43	692,082	0.2
524,000		Morgan Stanley, 2.125%, 04/25/18	519,767	0.1
672,000		Morgan Stanley, 4.100%, 05/22/23	650,552	0.2
394,000		Morgan Stanley, 4.750%, 03/22/17	430,153	0.1
335,000		Morgan Stanley, 5.000%, 11/24/25	336,135	0.1
329,000		Murray Street Investment Trust I, 4.647%, 03/09/17	354,437	0.1
516,000		Northern Trust Corp., 3.950%, 10/30/25	503,049	0.1
601,000		PNC Bank NA, 4.200%, 11/01/25	589,357	0.2
403,000		ProLogis L.P., 4.250%, 08/15/23	398,245	0.1
378,000		Prudential Financial, Inc., 5.200%, 03/15/44	367,605	0.1
398,000		Prudential Financial, Inc., 5.625%, 06/15/43	392,030	0.1
463,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	448,080	0.1
250,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	264,941	0.1
683,000		Regions Financial Corp., 2.000%, 05/15/18	661,725	0.2
397,000		Royal Bank of Scotland Group PLC, 6.000%, 12/19/23	400,323	0.1
448,000		Santander Holdings USA, Inc./PA, 3.450%, 08/27/18	459,762	0.1
493,000	#	Simon Property Group L.P., 1.500%, 02/01/18	479,181	0.1
451,000		SLM Corp., 4.875%, 06/17/19	449,687	0.1
409,000		SLM Corp., 5.500%, 01/15/19	424,690	0.1
868,000		SLM Corp., 6.000%, 01/25/17	942,865	0.2
751,000	#	Societe Generale SA, 7.875%, 12/29/49	756,445	0.2
787,000	#	Standard Chartered PLC, 5.200%, 01/26/24	785,694	0.2

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013

349,000		State Street Corp., 3.700%, 11/20/23	346,383	0.1
550,000		UBS AG/Stamford CT, 7.625%, 08/17/22	630,105	0.2
345,000		Wells Fargo & Co., 3.450%, 02/13/23	326,287	0.1
1,393,000		Wells Fargo & Co., 5.375%, 11/02/43	1,426,773	0.4
538,000		Weyerhaeuser Co., 4.625%, 09/15/23	546,115	0.1
453,000		XLIT Ltd., 5.250%, 12/15/43	456,142	0.1
			46,691,137	11.7

		Industrial: 1.1%
750,000		BE Aerospace, Inc., 6.875%, 10/01/20	826,875	0.2
750,000		Case New Holland, Inc., 7.875%, 12/01/17	888,750	0.2
429,000		Eaton Corp., 2.750%, 11/02/22	400,334	0.1
404,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	394,727	0.1
345,000		Rockwell Collins, Inc., 3.700%, 12/15/23	340,715	0.1
247,000		Rockwell Collins, Inc., 4.800%, 12/15/43	248,031	0.1
750,000	#	Sealed Air Corp., 8.375%, 09/15/21	855,000	0.2
430,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	426,269	0.1
			4,380,701	1.1

		Technology: 1.1%
274,000		Apple, Inc., 2.400%, 05/03/23	246,474	0.1
232,000		Apple, Inc., 3.850%, 05/04/43	193,868	0.0
602,000		EMC Corp./MA, 1.875%, 06/01/18	595,498	0.2
409,000		EMC Corp./MA, 3.375%, 06/01/23	393,107	0.1
955,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23	870,797	0.2
975,000		Hewlett-Packard Co., 2.600%, 09/15/17	991,112	0.2
398,000		Oracle Corp., 3.625%, 07/15/23	394,944	0.1
610,000		Xerox Corp., 2.750%, 03/15/19	604,959	0.2
			4,290,759	1.1

		Utilities: 1.4%
309,000		American Electric Power Co., Inc., 1.650%, 12/15/17	302,917	0.1
244,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	200,341	0.0
646,000	#	Dominion Gas Holdings LLC, 3.550%, 11/01/23	622,469	0.2
640,000		Duke Energy Corp., 2.100%, 06/15/18	636,687	0.2
431,000		Duke Energy Corp., 3.950%, 10/15/23	431,280	0.1

401,000		FirstEnergy Corp., 2.750%, 03/15/18	394,219	0.1
438,000		FirstEnergy Corp., 4.250%, 03/15/23	408,419	0.1
141,000		Metropolitan Edison, 7.700%, 01/15/19	170,114	0.0
446,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	418,472	0.1
380,000		Nisource Finance Corp., 6.125%, 03/01/22	421,452	0.1
447,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	416,077	0.1
642,000		PSEG Power LLC, 2.450%, 11/15/18	634,058	0.2
407,000		TransAlta Corp., 4.500%, 11/15/22	391,100	0.1
			5,447,605	1.4

	Total Corporate Bonds/Notes (Cost $106,984,436)		105,720,436	26.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.5%
802,697		Banc of America Funding Corp., 6.000%, 08/25/37	693,945	0.2
350,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	349,225	0.1
370,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	367,348	0.1
520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.783%, 11/10/38	551,812	0.1
309,997		Banc of America Mortgage Securities, Inc., 5.500%, 09/25/35	308,989	0.1
625,251		Bear Stearns ARM Trust 2006-2, 2.702%, 07/25/36	521,046	0.1
830,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.695%, 06/11/41	838,216	0.2
610,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	602,502	0.2
610,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	624,765	0.2
380,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006- TOP22, 5.579%, 04/12/38	331,399	0.1
520,000	#	Citigroup Commercial Mortgage Trust 2004- C1, 5.383%, 04/15/40	513,179	0.1

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

454,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	457,819	0.1
1,118,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.335%, 12/25/35	1,092,072	0.3
736,258		Citigroup Mortgage Loan Trust, Inc., 2.845%, 09/25/37	608,233	0.2
1,670,000	#	Citigroup Commercial Mortgage Trust, 5.383%, 04/15/40	1,687,660	0.4
879,582		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37	739,387	0.2
3,122,426	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	330,684	0.1
10,860,000	#,^	Commercial Mortgage Trust, 0.598%, 10/15/45	505,783	0.1
10,257,779	^	Commercial Mortgage Trust, 1.473%, 08/10/46	837,597	0.2
3,428,250	^	Commercial Mortgage Trust, 1.800%, 01/10/46	328,651	0.1
4,511,421	^	Commercial Mortgage Trust, 1.942%, 08/15/45	497,939	0.1
14,467,412	^	Commercial Mortgage Trust, 2.231%, 05/15/45	1,730,561	0.4
450,000		Commercial Mortgage Trust, 5.218%, 07/15/44	462,959	0.1
410,000	#	Commercial Mortgage Trust, 5.234%, 01/05/36	408,661	0.1
480,000		Commercial Mortgage Truspgt, 5.800%, 12/10/49	435,155	0.1
510,000		Commercial Mortgage Trust, 6.118%, 11/15/44	537,324	0.1
4,055,144		Countrywide Alternative Loan Trust, 0.285%, 06/25/36	3,232,627	0.8
824,894		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	760,762	0.2
1,230,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	1,238,377	0.3
69,446	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	69,645	0.0
460,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.597%, 04/12/49	468,981	0.1
702,921		First Horizon Alternative Mortgage Securities, 0.465%, 12/25/36	432,825	0.1

702,921	^	First Horizon Alternative Mortgage Securities, 6.535%, 12/25/36	151,469	0.0
571,624	#	Fosse Master Issuer PLC, 1.646%, 10/18/54	574,721	0.1
300,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.292%, 05/10/43	187,980	0.1
250,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	250,363	0.1
232,236	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 6.273%, 04/10/40	235,263	0.1
106,395	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	106,375	0.0
301,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004- GG2, 5.815%, 08/10/38	299,527	0.1
3,491,898	^	GS Mortgage Securities Corp. II, 2.386%, 11/10/45	460,452	0.1
3,574,457	^	GS Mortgage Securities Corp. II, 2.596%, 05/10/45	460,283	0.1
490,000	#	GS Mortgage Securities Trust 2011-GC3, 5.543%, 03/10/44	499,602	0.1
1,094,725		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,025,899	0.3
384,667		GSR Mortgage Loan Trust, 6.000%, 01/25/37	353,354	0.1
1,049,522		GSR Mortgage Loan Trust, 6.250%, 08/25/36	894,354	0.2
338,382		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	287,182	0.1
210,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.307%, 05/15/41	200,077	0.1
4,700,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	126,545	0.0
15,346,710	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.681%, 01/15/46	443,377	0.1
1,170,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.947%, 04/15/30	1,165,442	0.3

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013

490,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.567%, 10/15/30	491,410	0.1
10,926,829	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	1,146,597	0.3
1,060,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.647%, 06/12/41	1,076,640	0.3
480,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.027%, 08/12/40	490,534	0.1
540,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	548,356	0.1
2,378,980	#	Lanark Master Issuer PLC, 1.638%, 12/22/54	2,417,248	0.6
700,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	711,888	0.2
6,972,840	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	176,588	0.0
420,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	435,274	0.1
310,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	309,663	0.1
450,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	447,633	0.1
360,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	374,900	0.1
29,578,666	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	541,967	0.1
700,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	741,185	0.2
460,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	462,719	0.1
1,500,000	#	LB-UBS Commercial Mortgage Trust, 5.384%, 10/15/36	1,472,272	0.4
1,270,000	#	LB-UBS Commercial Mortgage Trust, 5.537%, 10/15/36	1,078,184	0.3
840,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	799,501	0.2
1,820,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	1,927,348	0.5
10,644,611	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.747%, 02/15/46	1,061,786	0.3
4,558,601	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	323,850	0.1

6,651,024	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.887%, 08/15/45	636,823	0.2
2,707,695	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.170%, 11/15/45	295,026	0.1
160,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	159,886	0.0
170,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	169,558	0.0
510,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%, 08/13/42	517,175	0.1
430,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	382,737	0.1
270,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	269,101	0.1
600,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	606,800	0.2
400,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	387,059	0.1
510,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	511,225	0.1
530,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	548,633	0.1
510,000		Morgan Stanley Capital I, 5.073%, 08/13/42	534,245	0.1
698,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	733,604	0.2
300,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.838%, 09/15/37	290,059	0.1
561,605	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	563,982	0.1
580,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	620,532	0.2
860,000	#	N-Star Real Estate CDO Ltd., 2.015%, 08/25/29	860,486	0.2
970,637		Prime Mortgage Trust 2007-1, 5.500%, 03/25/37	855,270	0.2
426,080		RALI Trust, 6.000%, 09/25/35	405,650	0.1
2,500,000	#	Silverstone Master Issuer PLC, 1.792%, 01/21/55	2,521,855	0.6
1,001,631		Structured Asset Securities Corp., 5.500%, 10/25/35	1,012,624	0.3
930,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.410%, 03/15/42	935,654	0.2

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

600,000		Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	579,700	0.2
397,386		WaMu Mortgage Pass Through Certificates, 1.831%, 10/25/36	317,483	0.1
435,849		WaMu Mortgage Pass-Through Certificates, 2.277%, 07/25/37	362,723	0.1
836,127		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	753,072	0.2
1,559,493		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	1,362,750	0.3
3,157,195	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	368,130	0.1
861,607		Wells Fargo Mortgage Backed Securities Trust, 5.573%, 04/25/36	836,712	0.2

	Total Collateralized Mortgage Obligations (Cost $64,712,129)		65,722,490	16.5

U.S. TREASURY OBLIGATIONS: 15.7%
		U.S. Treasury Bonds: 3.2%
13,415,000		3.625%, due 08/15/43	12,619,531	3.2

		U.S. Treasury Notes: 12.5%
9,579,000		0.250%, due 12/31/15	9,553,932	2.4
14,101,000		0.625%, due 12/15/16	14,043,158	3.5
1,490,000		0.875%, due 09/15/16	1,498,906	0.4
10,000		1.125%, due 04/30/20	9,336	0.0
484,000		1.375%, due 09/30/18	477,856	0.1
14,802,000		1.500%, due 12/31/18	14,627,958	3.7
3,968,000		2.375%, due 12/31/20	3,947,850	1.0
5,980,000		2.750%, due 11/15/23	5,840,313	1.4
			49,999,309	12.5

	Total U.S. Treasury Obligations (Cost $63,187,828)		62,618,840	15.7

ASSET-BACKED SECURITIES: 9.1%
		Automobile Asset-Backed Securities: 0.7%
940,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	946,082	0.2
370,000		CarMax Auto Owner Trust, 1.950%, 09/16/19	367,461	0.1
250,000	#	Motor PLC, 1.286%, 02/25/20	250,297	0.1
600,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	626,315	0.1
500,000		Smart Trust, 1.050%, 10/14/18	496,946	0.1

300,000		Smart Trust, 1.180%, 02/14/19	296,310	0.1
			2,983,411	0.7

		Credit Card Asset-Backed Securities: 0.6%
1,000,000	#	Cards II Trust, 0.617%, 09/15/17	1,001,545	0.3
1,300,000	#	Gracechurch Card Funding PLC, 0.867%, 02/15/17	1,305,625	0.3
			2,307,170	0.6

		Home Equity Asset-Backed Securities: 0.4%
1,543,091		GSAA Trust, 0.225%, 10/25/36	786,547	0.2
1,375,983		GSAA Trust, 0.255%, 12/25/36	697,586	0.2
			1,484,133	0.4

		Other Asset-Backed Securities: 7.4%
491,060	#	Aimco CDO, 0.492%, 10/20/19	484,801	0.1
500,000	#	Apidos CDO I Ltd., 0.988%, 07/27/17	496,718	0.1
500,000	#	Apidos CDO II, 1.038%, 12/21/18	487,286	0.1
450,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	446,801	0.1
462,049	#	Ares VR CLO Ltd., 2.138%, 02/24/18	453,605	0.1
835,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	827,100	0.2
750,000	#	Atrium IV, 0.992%, 06/08/19	730,696	0.2
1,000,000	#	Atrium V, 0.927%, 07/20/20	952,970	0.2
750,000	#	Babson CLO, Inc. 2005-II, 0.942%, 07/20/19	727,050	0.2
625,000	#	Babson CLO, Inc. 2005-III, 0.639%, 11/10/19	624,604	0.2
500,000	#	Ballyrock CLO 2006-1 Ltd., 1.738%, 08/28/19	492,818	0.1
1,220,908	#	Black Diamond CLO Ltd., 0.595%, 06/20/17	1,207,958	0.3
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.742%, 01/21/21	249,422	0.1
400,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.692%, 01/21/21	399,593	0.1
800,000	#	Castle Garden Funding, 6.560%, 10/27/20	868,161	0.2
900,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	875,670	0.2
900,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	865,917	0.2
850,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	833,422	0.2
550,000	#	Eaton Vance CDO IX Ltd., 0.892%, 04/20/19	531,016	0.1
600,000	#	Emporia Preferred Funding I Corp., 2.394%, 10/12/18	597,386	0.2

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013

408,335	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	406,594	0.1
1,750,000	#	Emporia Preferred Funding, 0.746%, 10/18/18	1,682,287	0.4
1,183,336		FBR Securitization Trust, 0.845%, 10/25/35	1,005,188	0.3
525,000	#	Fraser Sullivan CLO II Ltd., 0.645%, 12/20/20	506,475	0.1
500,000	#	Fraser Sullivan CLO II Ltd., 0.965%, 12/20/20	481,750	0.1
1,225,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	1,212,708	0.3
350,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 2.238%, 10/28/19	345,325	0.1
400,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 3.688%, 10/28/19	400,132	0.1
1,550,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.579%, 08/21/20	1,530,154	0.4
865,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	840,578	0.2
800,000	#	Hewett’s Island Clo IV Ltd., 1.889%, 05/09/18	789,577	0.2
370,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	371,101	0.1
2,140,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	2,140,000	0.5
214,858	#	Katonah VI Ltd., 2.445%, 09/20/16	214,324	0.1
575,000	#	Landmark VI CDO Ltd, 0.744%, 01/14/18	557,730	0.1
350,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	351,551	0.1
270,000		Madison Park Funding I Ltd., 4.989%, 05/10/19	270,226	0.1
383,898	#	Mesa West Capital CDO Ltd., 0.425%, 02/25/47	377,756	0.1
625,000	#	Morgan Stanley Investment Management Croton Ltd, 0.694%, 01/15/18	610,871	0.2
500,000	#	Oak Hill Credit Partners IV Ltd, 1.938%, 05/17/21	493,017	0.1
300,000	#	Silverado CLO 2006-I Ltd., 1.996%, 04/11/20	287,481	0.1
800,000	#	Stanfield Veyron CLO Ltd., 0.924%, 07/15/18	774,710	0.2
525,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	520,498	0.1

250,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	245,146	0.1
			29,568,173	7.4

	Total Asset-Backed Securities (Cost $35,777,591)		36,342,887	9.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.5%
		Federal Home Loan Mortgage Corporation: 4.5%##
4,712,206		3.500%, due 08/01/42	4,689,689	1.2
2,301,090	^	4.000%, due 04/15/43	449,127	0.1
7,907,103	^	4.500%, due 12/15/40	1,481,678	0.4
8,837,244	^	5.500%, due 12/15/18	640,246	0.2
6,698,545		6.500%, due 03/15/42	7,717,628	1.9
4,901,585	^	23.956%, due 01/15/36	2,768,483	0.7
			17,746,851	4.5

		Federal National Mortgage Association: 17.2%##
7,144,000	W	3.000%, due 09/25/26	7,292,740	1.8
7,030,000	W	3.000%, due 09/25/42	6,675,754	1.7
3,348,412		3.000%, due 05/01/43	3,188,441	0.8
1,802,000	W	3.500%, due 01/25/26	1,884,991	0.5
5,575,594		3.500%, due 08/01/42	5,554,806	1.4
1,867,956		3.500%, due 08/01/42	1,860,991	0.5
825,138	^	3.500%, due 08/25/43	157,139	0.0
6,478,000	W	4.000%, due 08/25/40	6,670,316	1.7
1,638,725		4.000%, due 08/01/42	1,690,864	0.4
2,559,296		4.000%, due 08/01/42	2,640,269	0.7
1,031,677		4.000%, due 08/01/42	1,062,826	0.3
13,322,000	W	4.500%, due 01/25/39	14,119,759	3.5
1,535,234		5.000%, due 02/01/35	1,674,870	0.4
8,992,225		5.000%, due 12/01/36	9,776,577	2.4
10,982,261	^	5.000%, due 04/25/42	2,421,370	0.6
1,773,378		6.000%, due 01/01/38	1,994,703	0.5
			68,666,416	17.2

		Government National Mortgage Association: 1.8%
2,036,450		4.000%, due 10/20/42	2,121,065	0.5
2,000,000		4.500%, due 05/20/39	2,127,431	0.5
6,863,010	^	4.500%, due 05/20/40	1,219,907	0.3
10,178,121	^	5.000%, due 03/20/40	1,829,311	0.5
			7,297,714	1.8

	Total U.S. Government Agency Obligations (Cost $94,329,204)		93,710,981	23.5

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
		Financials: 0.2%
28,000	@,P	Wells Fargo & Co.	659,960	0.2

	Total Preferred Stock (Cost $700,000)		659,960	0.2

INVESTMENT COMPANIES: 13.8%
		Affiliated Investment Companies: 13.8%
884,573		ING Emerging Markets Corporate Debt Fund - Class P	8,518,441	2.1

PORTFOLIO OF INVESTMENTS
ING BOND PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

2,163,941	ING Emerging Markets Hard Currency Sovereign Debt Fund - Class P	19,994,812	5.0
1,126,499	ING Emerging Markets Local Currency Debt Fund - Class P	9,823,072	2.5
562,191	ING High Yield Bond Fund - Class P	4,694,296	1.2
1,143,079	ING Investment Grade Credit Fund - Class P	12,059,482	3.0

	Total Investment Companies (Cost $58,487,762)	55,090,103	13.8

	Total Long-Term Investments (Cost $424,178,950)	419,865,697	105.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
		Commercial Paper: 0.5%
2,100,000	Mondelez Int. Inc., 0.280%, 03/06/14 (Cost $2,098,693)	2,098,950	0.5

		Securities Lending Collateralcc(1): 0.2%
667,516	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $667,517, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $680,866, due 05/01/17-12/01/44) (Cost $667,516)	667,516	0.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.8%
3,166,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $3,166,000)	3,166,000	0.8

	Total Short-Term Investments (Cost $5,932,209)	5,932,466	1.5

	Total Investments in Securities (Cost $430,111,159)	$425,798,163	106.8
	Liabilities in Excess of Other Assets	(26,975,992)	(6.8)

	Net Assets	$398,822,171	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $430,311,227.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,802,271
Gross Unrealized Depreciation	(9,315,335)

Net Unrealized Depreciation	$(4,513,064)

ING CLARION GLOBAL REAL ESTATE	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		Australia: 6.0%
2,951,485		Dexus Property Group	2,654,508	0.8
900,900		Federation Centres Ltd	1,888,480	0.6
705,284		Goodman Group	2,988,112	1.0
470,625		Investa Office Fund	1,318,009	0.4
3,014,241		Mirvac Group	4,532,542	1.5
571,400		Stockland	1,847,396	0.6
149,245		Westfield Group	1,347,278	0.4
773,852		Westfield Retail Trust	2,055,837	0.7
			18,632,162	6.0

		Austria: 0.1%
51,800		Atrium European Real Estate Ltd.	298,999	0.1

		Canada: 0.9%
27,700		Boardwalk Real Estate Investment Trust	1,560,692	0.5
19,300		Calloway Real Estate Investment Trust	457,132	0.1
39,200		RioCan Real Estate Investment Trust	914,082	0.3
			2,931,906	0.9

		China: 0.3%
288,700		China Overseas Land & Investment Ltd.	814,898	0.3

		France: 5.9%
15,052		Fonciere Des Regions	1,299,361	0.4
11,580		Gecina S.A.	1,533,280	0.5
16,506		Icade	1,536,562	0.5
80,783		Klepierre	3,744,493	1.2
29,960		Mercialys	628,546	0.2
2		Societe Immobiliere de Location pour l’Industrie et le Commerce	242	0.0
36,454		Unibail-Rodamco SE	9,341,715	3.1
			18,084,199	5.9

		Germany: 0.8%
41,100	@	LEG Immobilien AG	2,430,928	0.8

		Hong Kong: 6.9%
261,959		Cheung Kong Holdings Ltd.	4,144,395	1.3
447,013		Hongkong Land Holdings Ltd.	2,641,220	0.9
672,600		Link Real Estate Investment Trust	3,262,149	1.1
1,293,657		Sino Land Co.	1,774,109	0.6
418,300		Sun Hung Kai Properties Ltd.	5,316,327	1.7
396,800		Swire Properties Ltd.	1,004,839	0.3
414,392		Wharf Holdings Ltd.	3,174,305	1.0
			21,317,344	6.9

		Japan: 20.1%
122		Activia Properties, Inc.	961,410	0.3
28,717		Daito Trust Construction Co., Ltd.	2,684,694	0.9

97,812	Daiwa House Industry Co., Ltd.	1,895,127	0.6
842	GLP J-Reit	822,407	0.3
1,256	Japan Hotel REIT Investment Corp.	602,138	0.2
876	Japan Real Estate Investment Corp.	4,686,658	1.5
2,312	Japan Retail Fund Investment Corp.	4,704,213	1.5
350	Kenedix Realty Investment Corp.	1,661,158	0.5
447,319	Mitsubishi Estate Co., Ltd.	13,386,488	4.4
358,482	Mitsui Fudosan Co., Ltd.	12,930,688	4.2
384	Nippon Building Fund, Inc.	2,231,121	0.7
147	Nippon Prologis REIT, Inc.	1,408,108	0.5
745	Orix JREIT, Inc.	932,034	0.3
108,200	Hulic Co. Ltd.	1,601,280	0.5
144,600	Sumitomo Realty & Development Co., Ltd.	7,205,049	2.3
214,800	Tokyo Tatemono Co., Ltd.	2,388,569	0.8
1,248	United Urban Investment Corp.	1,793,785	0.6
		61,894,927	20.1

	Netherlands: 1.1%
14,350	Corio NV	643,990	0.2
36,237	Eurocommercial Properties NV	1,537,038	0.5
204,700	Nieuwe Steen Investments Funds NV	1,297,794	0.4
		3,478,822	1.1

	Singapore: 3.8%
608,800	Ascendas Real Estate Investment Trust	1,065,487	0.3
2,383,000	CapitaCommercial Trust	2,744,364	0.9
241,580	CapitaLand Ltd.	582,307	0.2
402,679	CapitaMall Trust	609,386	0.2
843,800	CapitaMalls Asia Ltd.	1,315,152	0.4
214,500	Frasers Centrepoint Trust	299,594	0.1
1,760,500	Global Logistic Properties Ltd.	4,038,476	1.3
1,688,300	Mapletree Greater China Commercial Trust	1,125,779	0.4
		11,780,545	3.8

	Sweden: 0.8%
106,983	Castellum AB	1,665,754	0.5
70,717	Hufvudstaden AB	947,231	0.3
		2,612,985	0.8

	Switzerland: 0.5%
17,962	PSP Swiss Property AG	1,522,104	0.5

	United Kingdom: 5.7%
223,299	British Land Co. PLC	2,328,013	0.7
60,410	Derwent Valley Holdings PLC	2,497,054	0.8

ING CLARION GLOBAL REAL ESTATE	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

298,590	@	Great Portland Estates PLC	2,966,715	1.0
345,905		Hammerson PLC	2,879,734	0.9
379,355		Land Securities Group PLC	6,060,046	2.0
346,800		Safestore Holdings Ltd.	924,601	0.3
			17,656,163	5.7

		United States: 43.8%
35,000		American Homes 4 Rent	567,000	0.2
21,525		AvalonBay Communities, Inc.	2,544,901	0.8
127,500		BioMed Realty Trust, Inc.	2,310,300	0.8
38,700		Boston Properties, Inc.	3,884,319	1.3
136,800		Brandywine Realty Trust	1,927,512	0.6
57,900		BRE Properties, Inc.	3,167,709	1.0
78,200		Brixmor Property Group, Inc.	1,589,806	0.5
204,500		DDR Corp.	3,143,165	1.0
102,000		Douglas Emmett, Inc.	2,375,580	0.8
223,300		Duke Realty Corp.	3,358,432	1.1
106,600		Equity Residential	5,529,342	1.8
15,550		Essex Property Trust, Inc.	2,231,580	0.7
28,000	@	Extended Stay America, Inc.	735,280	0.2
4,400		Federal Realty Investment Trust	446,204	0.1
249,782		General Growth Properties, Inc.	5,013,125	1.6
36,800		HCP, Inc.	1,336,576	0.4
116,000		Health Care Real Estate Investment Trust, Inc.	6,214,120	2.0
81,900		Healthcare Realty Trust, Inc.	1,745,289	0.6
84,800		Healthcare Trust of America, Inc.	834,432	0.3
49,800		Highwoods Properties, Inc.	1,801,266	0.6
117,800	@	Hilton Worldwide Holdings, Inc.	2,621,050	0.9
446,021		Host Hotels & Resorts, Inc.	8,670,648	2.8
82,900		Kilroy Realty Corp.	4,159,922	1.4
179,400		Kimco Realty Corp.	3,543,150	1.2
161,400		Lexington Realty Trust	1,647,894	0.5
112,300		Liberty Property Trust	3,803,601	1.2
84,765		Macerich Co.	4,991,811	1.6
37,600		Pebblebrook Hotel Trust	1,156,576	0.4
62,000		Post Properties, Inc.	2,804,260	0.9
179,127		ProLogis, Inc.	6,618,743	2.2
23,644		Public Storage, Inc.	3,558,895	1.2
59,000		Ramco-Gershenson Properties	928,660	0.3
83,400		Senior Housing Properties Trust	1,853,982	0.6
73,861		Simon Property Group, Inc.	11,238,690	3.6
62,000		SL Green Realty Corp.	5,727,560	1.9
25,200		Starwood Hotels & Resorts Worldwide, Inc.	2,002,140	0.7

175,300	@ Strategic Hotel Capital, Inc.	1,656,585	0.5
102,200	Sunstone Hotel Investors, Inc.	1,369,480	0.4
26,640	Tanger Factory Outlet Centers, Inc.	853,013	0.3
34,900	Taubman Centers, Inc.	2,230,808	0.7
188,475	UDR, Inc.	4,400,891	1.4
21,070	Ventas, Inc.	1,206,890	0.4
63,131	Vornado Realty Trust	5,605,401	1.8
51,100	Weyerhaeuser Co.	1,613,227	0.5
		135,019,815	43.8

	Total Common Stock (Cost $202,056,742)	298,475,797	96.7

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
4,924,127	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,924,127)	4,924,127	1.6

	Total Short-Term Investments (Cost $4,924,127)	4,924,127	1.6

	Total Investments in Securities (Cost $206,980,869)	$303,399,924	98.3
	Assets in Excess of Other Liabilities	5,097,597	1.7

	Net Assets	$308,497,521	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

Cost for federal income tax purposes is $238,315,891.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$85,973,366
Gross Unrealized Depreciation	(20,889,333)

Net Unrealized Appreciation	$65,084,033

REIT Diversification	Percentage of Net Assets
Retail REITs	22.0%
Diversified Real Estate Activities	16.1
Diversified REITs	14.3
Office REITs	12.4
Residential REITs	7.3
Specialized REITs	6.4
Real Estate Operating Companies	5.7
Hotels, Resorts & Cruise Lines	5.5
Industrial REITs	4.3
Real Estate Development	2.7
Assets in Excess of Other Liabilities*	3.3

Net Assets	100.0%

*	Includes short-term investments.

ING FMRSM DIVERSIFIED MID CAP	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.2%
		Consumer Discretionary: 21.2%
13,092	@	AFC Enterprises	504,042	0.0
4,379	@	AMC Networks, Inc.	298,254	0.0
113,383	@	American Public Education, Inc.	4,928,759	0.4
20,855	@	Asbury Automotive Group, Inc.	1,120,748	0.1
200,722	@	Bloomin’ Brands, Inc.	4,819,335	0.4
27,660		BorgWarner, Inc.	1,546,471	0.1
116,071		Brinker International, Inc.	5,378,730	0.4
116,641		CBS Corp. - Class B	7,434,697	0.6
74,230		Cheesecake Factory	3,583,082	0.3
9,661		Comcast Corp. – Class A	502,034	0.0
270,368		CST Brands, Inc.	9,927,913	0.8
118,547	@	Delphi Automotive PLC	7,128,231	0.6
20,473		Dick’s Sporting Goods, Inc.	1,189,481	0.1
127,894	@	Dollar General Corp.	7,714,566	0.6
7,844	@	Fiesta Restaurant Group, Inc.	409,771	0.0
241,029		Foot Locker, Inc.	9,988,242	0.8
151,895		Gentex Corp.	5,011,016	0.4
153,572	@	G-III Apparel Group Ltd.	11,332,078	0.9
53,321		GNC Holdings, Inc.	3,116,612	0.3
173,629		Goodyear Tire & Rubber Co.	4,141,052	0.3
143,311	@	Grand Canyon Education, Inc.	6,248,360	0.5
48,385		Guess?, Inc.	1,503,322	0.1
151,731		H&R Block, Inc.	4,406,268	0.4
136,432		Harley-Davidson, Inc.	9,446,552	0.8
127,390		Harman International Industries, Inc.	10,426,871	0.9
227,000	@	Haseko Corp.	1,729,507	0.2
200	@	Home Inns & Hotels Management, Inc. ADR	8,728	0.0
113,804	@	Iida Group Holdings Co. Ltd.	2,271,541	0.2
359,393		Interpublic Group of Cos., Inc.	6,361,256	0.5
123,301	@	Jarden Corp.	7,564,516	0.6
258,314		Johnson Controls, Inc.	13,251,508	1.1
10,534	@	Jubilant Foodworks Ltd.	217,026	0.0
38,894		Lithia Motors, Inc.	2,700,021	0.2
106,752		McGraw-Hill Cos., Inc.	8,348,006	0.7
20,900	@	Mohawk Industries, Inc.	3,112,010	0.3
21,200	@	Murphy USA, Inc.	881,072	0.1
10,000		Naspers Ltd.	1,046,745	0.1
438,112	@	New Focus Auto Tech Holdings Ltd.	33,335	0.0
178,450	@	New Oriental Education & Technology Group ADR	5,621,175	0.5

20,619		Nexstar Broadcasting Group, Inc.	1,149,097	0.1
156,602	@	Office Depot, Inc.	828,425	0.1
3,509		Page Industries Ltd.	293,439	0.0
70,784		Papa John’s International, Inc.	3,213,594	0.3
72,801		Petsmart, Inc.	5,296,273	0.4
38,417		Polaris Industries, Inc.	5,595,052	0.5
51,591		Rent-A-Center, Inc.	1,720,044	0.1
5,060		Ross Stores, Inc.	379,146	0.0
252,296		Ruth’s Hospitality Group, Inc.	3,585,126	0.3
80,762	@	Signet Jewelers Ltd.	6,355,969	0.5
20,933		Sinclair Broadcast Group, Inc.	747,936	0.1
81,391		Standard Motor Products, Inc.	2,995,189	0.3
202,116	@	Tenneco, Inc.	11,433,702	0.9
123,510		Texas Roadhouse, Inc.	3,433,578	0.3
174,531		Time Warner, Inc.	12,168,301	1.0
50,586		TJX Cos., Inc.	3,223,846	0.3
15,700	@	TripAdvisor, Inc.	1,300,431	0.1
30,521	@	TRW Automotive Holdings Corp.	2,270,457	0.2
69,600		VF Corp.	4,338,864	0.4
32,662	@	Visteon Corp.	2,674,691	0.2
46,579		Whirlpool Corp.	7,306,382	0.6
19,683	@	Winnebago Industries	540,298	0.0
79,328		Wolverine World Wide, Inc.	2,693,979	0.2
			258,796,752	21.2

		Consumer Staples: 4.9%
474,895		Archer-Daniels- Midland Co.	20,610,443	1.7
30,487		Britannia Industries Ltd.	454,259	0.0
125,800		Bunge Ltd.	10,329,438	0.8
76,500		CVS Caremark Corp.	5,475,105	0.5
76,932		Dr Pepper Snapple Group, Inc.	3,748,127	0.3
35,602	@,L	Green Mountain Coffee Roasters, Inc.	2,690,799	0.2
402,521		Kroger Co.	15,911,655	1.3
70,700	@	SunOpta, Inc.	706,834	0.1
			59,926,660	4.9

		Energy: 4.8%
18,189		Apache Corp.	1,563,163	0.1
61,483	@	Bonanza Creek Energy, Inc.	2,672,666	0.2
79,448		Canadian Natural Resources Ltd.	2,688,031	0.2
54,466		Cimarex Energy Co.	5,714,028	0.5
42,659	@	Continental Resources, Inc.	4,799,991	0.4
22,614		Devon Energy Corp.	1,399,128	0.1
14,237	@	Dril-Quip, Inc.	1,565,073	0.1
154,924	@	Energy XXI Bermuda Ltd.	4,192,243	0.3
81,555	@	Ensco PLC	4,663,315	0.4
59,793		Marathon Oil Corp.	2,110,693	0.2
93,479		National Oilwell Varco, Inc.	7,434,385	0.6
147,784	@	Noble Corp. PLC	5,537,467	0.5
46,627	@	Ocean Rig UDW, Inc.	897,570	0.1

ING FMRSM DIVERSIFIED MID CAP	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

12,701	@	Oil States International, Inc.	1,291,946	0.1
122,791		Peabody Energy Corp.	2,398,108	0.2
82,000		Suncor Energy, Inc.	2,874,728	0.2
202,801	@	Tetra Technologies, Inc.	2,506,620	0.2
74,684	@	Whiting Petroleum Corp.	4,620,699	0.4
			58,929,854	4.8

		Financials: 14.5%
37,964	@	Allied World Assurance Co. Holdings Ltd.	4,282,719	0.4
4,950	@,L	Altisource Asset Management Corp.	4,603,500	0.4
51,408	@	Altisource Portfolio Solutions SA	8,154,851	0.7
89,109		Altisource Residential Corp.	2,683,072	0.2
50,796		American Express Co.	4,608,721	0.4
87,200		Ameriprise Financial, Inc.	10,032,360	0.8
32,263		Blackrock, Inc.	10,210,272	0.8
406,820		Blackstone Group LP	12,814,830	1.1
58,003	@	CBRE Group, Inc.	1,525,479	0.1
28,628		City National Corp.	2,267,910	0.2
32,413		Comerica, Inc.	1,540,914	0.1
49,318		Commerce Bancshares, Inc.	2,214,871	0.2
57,600		Credit Saison Co., Ltd.	1,518,450	0.1
11,526		CRISIL Ltd.	223,606	0.0
28,144		Discover Financial Services	1,574,657	0.1
66,300	@	E*Trade Financial Corp.	1,302,132	0.1
72,620		East-West Bancorp., Inc.	2,539,521	0.2
14,800	@	Everest Re Group Ltd.	2,306,876	0.2
344,708		First Niagara Financial Group, Inc.	3,660,799	0.3
47,348		Hanover Insurance Group, Inc.	2,827,149	0.2
22,500		Hitachi Capital Corp.	656,306	0.1
903,827		Huntington Bancshares, Inc.	8,721,931	0.7
13,068		Interactive Brokers Group, Inc.	318,075	0.0
222,364		Invesco Ltd.	8,094,050	0.7
37,846		Jones Lang LaSalle, Inc.	3,875,052	0.3
90,020		Lakeland Financial Corp.	3,510,780	0.3
36,642	@	Lazard Ltd.	1,660,615	0.1
1,009		M&T Bank Corp.	117,468	0.0
139,764		Marsh & McLennan Cos., Inc.	6,758,987	0.6
199,400		Marusan Securities Co., Ltd.	1,862,503	0.2
341,400		Monex Beans Holdings, Inc.	1,532,834	0.1
143,862		Nasdaq Stock Market, Inc.	5,725,708	0.5
191,136		Old Republic International Corp.	3,300,919	0.3
278,000		ORIX Corp.	4,884,980	0.4
105,335		PrivateBancorp, Inc.	3,047,342	0.3

106,738		Protective Life Corp.	5,407,347	0.4
30,213		Raymond James Financial, Inc.	1,576,816	0.1
51,435		Reinsurance Group of America, Inc.	3,981,583	0.3
189,392		SEI Investments Co.	6,577,584	0.5
571,000		Shinsei Bank Ltd.	1,397,754	0.1
329,966		SLM Corp.	8,671,506	0.7
156,487		SunTrust Bank	5,760,286	0.5
750,934		Synovus Financial Corp.	2,703,362	0.2
12,118	@	Virtus Investment Partners	2,424,206	0.2
56,113		Waddell & Reed Financial, Inc.	3,654,079	0.3
			177,114,762	14.5

		Health Care: 11.9%
50,929		AbbVie, Inc.	2,689,561	0.2
61,516	@	Actavis PLC	10,334,688	0.8
12,700	@	Aegerion Pharmaceuticals, Inc.	901,192	0.1
26,831		Aetna, Inc.	1,840,338	0.2
24,400	@	Alere, Inc.	883,280	0.1
43,439		Amgen, Inc.	4,958,996	0.4
6,800	@	Biogen Idec, Inc.	1,902,300	0.2
1,169,215	@	Boston Scientific Corp.	14,053,964	1.2
14,855	@	Celgene Corp.	2,509,901	0.2
37,431	@	Centene Corp.	2,206,557	0.2
4,983	@	Corvel Corp.	232,706	0.0
31,814		CR Bard, Inc.	4,261,167	0.4
2,064	@	DaVita, Inc.	130,796	0.0
28,297	@	Greatbatch, Inc.	1,251,859	0.1
189,310	@	HCA Holdings, Inc.	9,031,980	0.7
76,887		Hill-Rom Holdings, Inc.	3,178,509	0.3
13,366	@	Hospira, Inc.	551,748	0.0
97,009	@	Jazz Pharmaceuticals PLC	12,277,459	1.0
2,885	@	Laboratory Corp. of America Holdings	263,602	0.0
43,529	@	Mallinckrodt PLC - W/I	2,274,826	0.2
25,464		McKesson Corp.	4,109,890	0.3
48,420	@	Mednax, Inc.	2,584,660	0.2
150,315	@	Mylan Laboratories	6,523,671	0.5
67,561		Omnicare, Inc.	4,077,982	0.3
5,900	@	Perrigo Co. PLC	905,414	0.1
68,366	@	Salix Pharmaceuticals Ltd.	6,148,838	0.5
41,141		Stryker Corp.	3,091,335	0.3
67,857		Thermo Fisher Scientific, Inc.	7,555,877	0.6
110,578		Trinity Biotech PLC ADR	2,779,931	0.2
88,679	@	United Therapeutics Corp.	10,027,821	0.8
63,073		Universal Health Services, Inc.	5,125,312	0.4
82,396	@	Valeant Pharmaceuticals International, Inc.	9,666,453	0.8
230,915	@	VCA Antech, Inc.	7,241,494	0.6
			145,574,107	11.9

		Industrials: 16.4%
46,460		Air Lease Corp.	1,443,977	0.1
30,944	@	Allegion Public Ltd.	1,367,415	0.1
15,455		Ametek, Inc.	814,015	0.1

ING FMRSM DIVERSIFIED MID CAP	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

71,223		AO Smith Corp.	3,841,769	0.3
12,252		Babcock & Wilcox Co.	418,896	0.0
73,500	@	BE Aerospace, Inc.	6,396,705	0.5
136,509		Con-way, Inc.	5,420,772	0.4
40,193	@	Copa Holdings S.A.	6,435,301	0.5
23,097		Corporate Executive Board Co.	1,788,401	0.2
36,827		Crane Co.	2,476,616	0.2
35,531		Cummins, Inc.	5,008,805	0.4
335,921		Delta Airlines, Inc.	9,227,750	0.8
97,297		Dun & Bradstreet Corp.	11,943,207	1.0
45,834	@	Dycom Industries, Inc.	1,273,727	0.1
42,840		EnerSys	3,002,656	0.3
48,628	@	Esterline Technologies Corp.	4,958,111	0.4
45,206		Exelis, Inc.	861,626	0.1
93,401		Fluor Corp.	7,499,166	0.6
41,392		G&K Services, Inc.	2,575,824	0.2
139,888		Generac Holdings, Inc.	7,923,256	0.7
300		Granite Construction, Inc.	10,494	0.0
93,821		Harsco Corp.	2,629,803	0.2
84,218	@	Hexcel Corp.	3,763,702	0.3
14,004	@	Huron Consulting Group, Inc.	878,331	0.1
15,346		IDEX Corp.	1,133,302	0.1
28,880		Illinois Tool Works, Inc.	2,428,230	0.2
179,420		Ingersoll-Rand PLC - Class A	11,052,272	0.9
9,536		Insperity, Inc.	344,536	0.0
18,750		ITT Corp.	814,125	0.1
130,222	@	Jacobs Engineering Group, Inc.	8,202,684	0.7
50,500		KAR Auction Services, Inc.	1,492,275	0.1
55,250		Kelly Services, Inc.	1,377,935	0.1
134,072		Manpower, Inc.	11,511,422	0.9
26,870		MAX India Ltd.	93,896	0.0
31,554	@	Moog, Inc.	2,143,779	0.2
16,259	@	Old Dominion Freight Line	862,052	0.1
21,126	@	Pentair Ltd.	1,640,856	0.1
36,015	@	Performant Financial Corp.	370,955	0.0
16,263		Primoris Services Corp.	506,267	0.0
49,294	@	Quanta Services, Inc.	1,555,719	0.1
13,570	@	Randstad Holdings NV	880,603	0.1
116,135		Republic Services, Inc.	3,855,682	0.3
10,955		Resources Connection, Inc.	156,985	0.0
65,384		Ryder System, Inc.	4,824,032	0.4
65,923		Snap-On, Inc.	7,219,887	0.6
286,472		Southwest Airlines Co.	5,397,132	0.4
199,736	@	Spirit Airlines, Inc.	9,070,012	0.7
40,373		SPX Corp.	4,021,555	0.3
152,869		Textron, Inc.	5,619,464	0.5
50,025		Towers Watson & Co.	6,383,690	0.5
15,892	@	Trimas Corp.	633,932	0.1
78,001	@	TrueBlue, Inc.	2,010,866	0.2
8,344		Unifirst Corp.	892,808	0.1
28,727	@	United Rentals, Inc.	2,239,270	0.2
62,872		URS Corp.	3,331,587	0.3
50,600	@,X	Uzel Makina Sanayii AS	–	–
47,000		Wabtec Corp.	3,490,690	0.3

7,321		Watts Water Technologies, Inc.	452,950	0.0
45,668		West Corp.	1,174,124	0.1
35,661		Woodward Governor Co.	1,626,498	0.1
			200,772,397	16.4

		Information Technology: 21.3%
181,760		Activision Blizzard, Inc.	3,240,781	0.3
52,305	@	Alliance Data Systems Corp.	13,752,554	1.1
178,895	@	Arrow Electronics, Inc.	9,705,054	0.8
72,539	@	Avago Technologies Ltd.	3,836,588	0.3
77,251		Avnet, Inc.	3,407,542	0.3
58,763		Broadridge Financial Solutions ADR	2,322,314	0.2
641,049	@	Brocade Communications Systems, Inc.	5,686,105	0.5
171,151	L	CDW Corp./DE	3,998,087	0.3
15,300	@	Cognizant Technology Solutions Corp.	1,544,994	0.1
48,885		Computer Sciences Corp.	2,731,694	0.2
331,700	@	Electronic Arts, Inc.	7,609,198	0.6
257,654		EMC Corp.	6,479,998	0.5
256,778	@	Euronet Worldwide, Inc.	12,286,827	1.0
17,400	@	F5 Networks, Inc.	1,580,964	0.1
237,607		Fidelity National Information Services, Inc.	12,754,744	1.0
219,832	@	Fiserv, Inc.	12,981,080	1.1
80,168	@	FleetCor Technologies, Inc.	9,393,284	0.8
507,978	@	Flextronics International Ltd.	3,946,989	0.3
64,955	@	Freescale Semiconductor Holdings Ltd.	1,042,528	0.1
29,584	@	Genpact Ltd.	543,458	0.0
149,141		Global Payments, Inc.	9,692,674	0.8
109,537		Heartland Payment Systems, Inc.	5,459,324	0.5
127,300		Intersil Corp.	1,460,131	0.1
82,197		Intuit, Inc.	6,273,275	0.5
50,530		Jabil Circuit, Inc.	881,243	0.1
6,047		Jack Henry & Associates, Inc.	358,043	0.0
122,589	@	Juniper Networks, Inc.	2,766,834	0.2
109,417	@	Lam Research Corp.	5,957,756	0.5
53,800		Mail.ru Group Ltd. GDR	2,399,480	0.2
246,310		Mentor Graphics Corp.	5,928,682	0.5
75,189		Microchip Technology, Inc.	3,364,708	0.3
26,660	@	Micros Systems, Inc.	1,529,484	0.1
305,824		Nvidia Corp.	4,899,300	0.4
251,049	@	NXP Semiconductor NV	11,530,680	0.9
168,278	@	PDF Solutions, Inc.	4,311,282	0.4
14,295		Plantronics, Inc.	664,003	0.1
45,314	@	PMC - Sierra, Inc.	291,369	0.0
54,506	@	PTC, Inc.	1,928,967	0.2
565,836	@	RF Micro Devices, Inc.	2,919,714	0.2
497,771	@	Sapient Corp.	8,641,304	0.7

ING FMRSM DIVERSIFIED MID CAP	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

427,840	@	Skyworks Solutions, Inc.	12,219,110	1.0
23,348	@	SS&C Technologies Holdings, Inc.	1,033,382	0.1
43,287	@	Stamps.com, Inc.	1,822,383	0.2
4,094	@	Take-Two Interactive Software, Inc.	71,113	0.0
226,703		TE Connectivity Ltd.	12,493,602	1.0
18,432	@	Tech Data Corp.	951,091	0.1
160,576	@	TeleTech Holdings, Inc.	3,844,189	0.3
19,000		Tencent Holdings Ltd.	1,216,522	0.1
319,743		Total System Services, Inc.	10,641,047	0.9
1,279	@	Ubiquiti Networks, Inc.	58,783	0.0
74,389	@	Vantiv, Inc.	2,425,825	0.2
20,320	@	Verint Systems, Inc.	872,541	0.1
13,523		Visa, Inc.	3,011,302	0.2
52,167	@	Web.com Group, Inc.	1,658,389	0.1
264,209		Xerox Corp.	3,215,423	0.3
118,331	@	Yahoo!, Inc.	4,785,306	0.4
			260,423,044	21.3

		Materials: 4.5%
87,292		Albemarle Corp.	5,533,440	0.5
59,719		Ashland, Inc.	5,795,132	0.5
24,579	@	Berry Plastics Group, Inc.	584,734	0.1
307,465	@	Boise Cascade Co.	9,064,068	0.7
34,631		Commercial Metals Co.	704,048	0.1
45,114		Cytec Industries, Inc.	4,202,820	0.3
36,350		GoldCorp, Inc.	787,705	0.1
70,700	@	Kinross Gold Corp.	309,489	0.0
60,914	@	LyondellBasell Industries NV - Class A	4,890,176	0.4
49,900		Methanex Corp.	2,951,017	0.2
321,764	@,L	New Gold, Inc.	1,684,168	0.1
56,261		Olin Corp.	1,623,130	0.1
619,200	@	Osisko Mining Corp.	2,745,523	0.2
90,552		Packaging Corp. of America	5,730,131	0.5
30,626		PH Glatfelter Co.	846,503	0.1
99,761		PolyOne Corp.	3,526,551	0.3
95,648		Steel Dynamics, Inc.	1,868,962	0.2
16,148	@	WR Grace & Co.	1,596,553	0.1
			54,444,150	4.5

		Telecommunication Services: 0.1%
28,997		Telephone & Data Systems, Inc.	747,543	0.1

		Utilities: 0.6%
87,332		Energen Corp.	6,178,739	0.5
9,097		ITC Holdings Corp.	871,675	0.1
			7,050,414	0.6

	Total Common Stock (Cost $980,057,888)		1,223,779,683	100.2

PREFERRED STOCK: 0.2%
		Financials: 0.2%
1,100	#,@,P	Ally Financial, Inc.	1,056,103	0.1

61,456	@,P	GMAC Capital Trust I	1,643,334	0.1

	Total Preferred Stock (Cost $2,077,970)		2,699,437	0.2

WARRANTS: 0.0%
		Energy: 0.0%
22,657	@	Voyager Oil & Gas, Inc.	175	0.0

	Total Warrants (Cost $–)		175	0.0

	Total Long-Term Investments (Cost $982,135,858)		1,226,479,295	100.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
		Securities Lending Collateralcc(1) : 0.6%
1,640,996		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,640,998, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%- 11.000%, Market Value plus accrued interest $1,673,816, due 12/15/15- 08/15/53)	1,640,996	0.1
1,640,996		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,640,999, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,673,816, due 04/30/15-03/01/48)	1,640,996	0.2
1,640,996		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,640,999, collateralized by various U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $1,673,816, due 01/24/14-02/01/47)	1,640,996	0.2

ING FMRSM DIVERSIFIED MID CAP	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

1,640,996	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,640,997, collateralized by various U.S. Government Agency Obligations, 1.364%- 7.000%, Market Value plus accrued interest $1,673,816, due 06/01/17-09/01/44)	1,640,996	0.1
345,466	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $345,466, collateralized by various U.S. Government Securities, 0.000%- 2.500%, Market Value plus accrued interest $352,375, due 01/23/14-08/15/23)	345,466	0.0
		6,909,450	0.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.0%
222,780	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $222,780)	222,780	0.0

	Total Short-Term Investments (Cost $7,132,230)	7,132,230	0.6

	Total Investments in Securities (Cost $989,268,088)	$1,233,611,525	101.0
	Liabilities in Excess of Other Assets	(11,660,132)	(1.0)

	Net Assets	$1,221,951,393	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $992,643,054.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$250,123,132
Gross Unrealized Depreciation	(9,154,661)

Net Unrealized Appreciation	$240,968,471

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Canada: 12.6%
333,600		Alamos Gold, Inc.	4,041,828	0.6
270,700		Barrick Gold Corp.	4,772,441	0.7
127,800		Calfrac Well Services Ltd.	3,729,631	0.5
730,500		Canadian Natural Resources Ltd.	24,720,120	3.5
273,500		Centerra Gold, Inc.	1,112,281	0.1
326,200	@	Dominion Diamond Corp.	4,673,819	0.6
504,263		Eldorado Gold Corp.	2,869,256	0.4
429,594		GoldCorp, Inc.	9,309,302	1.3
139,967		HudBay Minerals, Inc.	1,151,623	0.2
588,500	@	Lundin Mining Corp.	2,548,458	0.3
217,700	@	MEG Energy Corp.	6,273,285	0.9
398,700		Suncor Energy, Inc.	13,974,435	2.0
243,596		Teck Cominco Ltd. - Class B	6,335,932	0.9
325,500		Trican Well Services Ltd.	3,977,397	0.6
			89,489,808	12.6

		China: 0.2%
2,202,000		Anton Oilfield Services Group	1,345,142	0.2

		France: 1.0%
72,311		Technip S.A.	6,960,734	1.0

		Netherlands: 1.8%
71,300		LyondellBasell Industries NV - Class A	5,723,964	0.8
102,242		Royal Dutch Shell PLC - Class A ADR	7,286,787	1.0
			13,010,751	1.8

		Norway: 0.9%
279,500		Statoil ASA ADR	6,744,335	0.9

		Russia: 0.3%
40,897		Eurasia Drilling Co. Ltd GDR	1,840,365	0.3

		United Kingdom: 3.3%
253,200		Noble Corp. PLC	9,487,404	1.3
65,587		Randgold Resources Ltd. ADR	4,119,520	0.6
171,402		Rio Tinto PLC	9,685,917	1.4
			23,292,841	3.3

		United States: 77.4%
304,500		Anadarko Petroleum Corp.	24,152,940	3.4
89,677	@	Antero Resources Corp.	5,689,109	0.8
357,047	L	Arch Coal, Inc.	1,588,859	0.2
488,100	@	Basic Energy Services, Inc.	7,702,218	1.1
64,900	@	Cameron International Corp.	3,863,497	0.5
108,800		Celanese Corp.	6,017,728	0.8

26,700		CF Industries Holdings, Inc.	6,222,168	0.9
334,779		Chevron Corp.	41,817,245	5.9
70,000		Cimarex Energy Co.	7,343,700	1.0
477,100	@	Cobalt International Energy, Inc.	7,848,295	1.1
64,500	@	Concho Resources, Inc.	6,966,000	1.0
272,800		ConocoPhillips	19,273,320	2.7
302,400		Consol Energy, Inc.	11,503,296	1.6
26,300		Domtar Corp.	2,481,142	0.4
154,400		EOG Resources, Inc.	25,914,496	3.6
655,658		ExxonMobil Corp.	66,352,589	9.3
208,100	@	Forum Energy Technologies, Inc.	5,880,906	0.8
615,978		Freeport-McMoRan Copper & Gold, Inc.	23,247,010	3.3
472,800	@,L	FX Energy, Inc.	1,730,448	0.2
508,028		Halliburton Co.	25,782,421	3.6
142,400		Hess Corp.	11,819,200	1.7
135,700		International Paper Co.	6,653,371	0.9
170,500	@	Laredo Petroleum Holdings, Inc.	4,721,145	0.7
246,700	@	Louisiana-Pacific Corp.	4,566,417	0.6
74,700		Marathon Petroleum Corp.	6,852,231	1.0
26,900		Monsanto Co.	3,135,195	0.4
62,100		Mosaic Co.	2,935,467	0.4
257,800	@	Newfield Exploration Co.	6,349,614	0.9
427,300		Occidental Petroleum Corp.	40,636,230	5.7
309,800		Patterson-UTI Energy, Inc.	7,844,136	1.1
273,200		Phillips 66	21,071,916	3.0
27,700		Pioneer Natural Resources Co.	5,098,739	0.7
134,100		Range Resources Corp.	11,305,971	1.6
225,200	@	Rowan Companies PLC	7,963,072	1.1
101,700		Royal Gold, Inc.	4,685,319	0.7
566,425		Schlumberger Ltd.	51,040,557	7.2
297,300	@	Southwestern Energy Co.	11,692,809	1.6
310,300	@	Stillwater Mining Co	3,829,102	0.5
317,900		Superior Energy Services	8,459,319	1.2
120,700		Tesoro Corp.	7,060,950	1.0
419,438	@,L	Thompson Creek Metals Co., Inc.	914,375	0.1
24,500		Union Pacific Corp.	4,116,000	0.6
166,000	@	Unit Corp.	8,568,920	1.2
83,700		Valero Energy Corp.	4,218,480	0.6
80,900		Williams Cos., Inc.	3,120,313	0.4
45,300		Worthington Industries	1,906,224	0.3
			551,942,459	77.4

	Total Common Stock (Cost $609,098,382)		694,626,435	97.5

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateralcc(1) : 0.5%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14-01/01/44)	1,000,000	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.1
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14-04/15/30)	1,000,000	0.1
454,857	UBS AG, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $454,857, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $463,954, due 02/15/14-11/15/43)	454,857	0.1
		3,454,857	0.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.7%
12,343,031	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $12,343,031)	12,343,031	1.7

	Total Short-Term Investments (Cost $15,797,888)	15,797,888	2.2

	Total Investments in Securities (Cost $624,896,270)	$710,424,323	99.7
	Assets in Excess of Other Liabilities	2,493,037	0.3

	Net Assets	$712,917,360	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $635,117,435.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$115,645,729
Gross Unrealized Depreciation	(40,338,841)

Net Unrealized Appreciation	$75,306,888

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.5%
Oil & Gas Exploration & Production	17.5
Oil & Gas Equipment & Services	16.5
Materials	5.0
Diversified Metals & Mining	4.8
Oil & Gas Refining & Marketing	4.6
Oil & Gas	3.7
Oil & Gas Drilling	3.6
Energy	3.5
Gold	3.1
Coal & Consumable Fuels	1.8
Oil & Gas Services	1.6
Paper Products	1.3
Chemicals	0.8
Mining	0.7
Retail	0.6
Industrials	0.6
Precious Metals & Minerals	0.5
Oil & Gas Storage & Transportation	0.4
Fertilizers & Agricultural Chemicals	0.4
Short-Term Investments	2.2
Assets in Excess of Other Liabilities	0.3

Net Assets	100.0%

ING INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 12.3%
152,764		Abercrombie & Fitch Co.	5,027,463	0.8
174,242		ADT Corp.	7,051,574	1.1
262,541		Carnival Corp.	10,546,272	1.6
263,677		Comcast Corp. – Class A	13,701,975	2.1
229,526	@	General Motors Co.	9,380,728	1.4
109,606		Thomson Reuters Corp.	4,144,856	0.6
82,037		Time Warner Cable, Inc.	11,116,013	1.7
61,879		Time Warner, Inc.	4,314,204	0.6
180,923		Viacom - Class B	15,801,815	2.4
			81,084,900	12.3

		Consumer Staples: 8.5%
185,654		Archer-Daniels-Midland Co.	8,057,384	1.2
754,095		Avon Products, Inc.	12,985,516	2.0
349,458		Mondelez International, Inc.	12,335,867	1.9
130,216		Procter & Gamble Co.	10,600,884	1.6
201,291		Sysco Corp.	7,266,605	1.1
123,081		Unilever NV ADR	4,951,549	0.7
			56,197,805	8.5

		Energy: 9.8%
72,032		Anadarko Petroleum Corp.	5,713,578	0.9
81,661		Apache Corp.	7,017,946	1.1
156,720		Baker Hughes, Inc.	8,660,347	1.3
239,283		Canadian Natural Resources Ltd.	8,095,864	1.2
67,490		Halliburton Co.	3,425,118	0.5
82,866		Occidental Petroleum Corp.	7,880,557	1.2
364,055	@	Royal Dutch Shell PLC - Class A	13,047,169	2.0
167,449	@,L	Total S.A.	10,277,968	1.6
			64,118,547	9.8

		Financials: 27.5%
74,027	@	Aon PLC	6,210,125	0.9
397,657		Bank of America Corp.	6,191,519	0.9
188,658		BB&T Corp.	7,040,716	1.1
434,798		Charles Schwab Corp.	11,304,748	1.7
46,555		Chubb Corp.	4,498,610	0.7
459,363		Citigroup, Inc.	23,937,406	3.6
63,201		CME Group, Inc.	4,958,750	0.8
153,998		Comerica, Inc.	7,321,065	1.1
266,637		Fifth Third Bancorp.	5,607,376	0.9
35,922		Goldman Sachs Group, Inc.	6,367,534	1.0
516,985		JPMorgan Chase & Co.	30,233,283	4.6
260,905		Marsh & McLennan Cos., Inc.	12,617,366	1.9
512,760		Morgan Stanley	16,080,154	2.4
108,702		Northern Trust Corp.	6,727,567	1.0
158,708		PNC Financial Services Group, Inc.	12,312,567	1.9

96,244		State Street Corp.	7,063,347	1.1
173,541		Wells Fargo & Co.	7,878,761	1.2
101,312	@	Willis Group Holdings PLC	4,539,791	0.7
			180,890,685	27.5

		Health Care: 12.6%
93,126		Amgen, Inc.	10,631,264	1.6
136,970		Bristol-Myers Squibb Co.	7,279,956	1.1
66,017		Cigna Corp.	5,775,167	0.9
112,157		Eli Lilly & Co.	5,720,007	0.9
180,127		Medtronic, Inc.	10,337,489	1.6
229,984		Merck & Co., Inc.	11,510,699	1.7
9,543		Novartis AG ADR	767,066	0.1
107,426		Novartis AG	8,610,127	1.3
247,094		Pfizer, Inc.	7,568,489	1.2
86,458		UnitedHealth Group, Inc.	6,510,287	1.0
85,097		WellPoint, Inc.	7,862,112	1.2
			82,572,663	12.6

		Industrials: 7.4%
36,386	@	Allegion Public Ltd.	1,607,897	0.3
243,836		CSX Corp.	7,015,162	1.1
54,706		General Dynamics Corp.	5,227,158	0.8
571,145		General Electric Co.	16,009,194	2.4
109,159	@	Ingersoll-Rand PLC - Class A	6,724,195	1.0
289,271	@	Tyco International Ltd.	11,871,682	1.8
			48,455,288	7.4

		Information Technology: 12.3%
211,350	@	Adobe Systems, Inc.	12,655,638	1.9
194,382	@	Amdocs Ltd.	8,016,314	1.2
754,968		Applied Materials, Inc.	13,355,384	2.0
22,655		Broadcom Corp.	671,721	0.1
433,997		Corning, Inc.	7,733,826	1.2
273,338	@	eBay, Inc.	15,003,523	2.3
194,161		Microsoft Corp.	7,267,446	1.1
391,239		Symantec Corp.	9,225,415	1.4
161,058		Texas Instruments, Inc.	7,072,057	1.1
			81,001,324	12.3

		Materials: 2.8%
208,616		Dow Chemical Co.	9,262,550	1.4
109,181		Freeport-McMoRan Copper & Gold, Inc.	4,120,491	0.6
27,783		PPG Industries, Inc.	5,269,324	0.8
			18,652,365	2.8

		Telecommunication Services: 2.3%
63,941		Verizon Communications, Inc.	3,142,061	0.5
305,933		Vodafone Group PLC ADR	12,026,226	1.8
			15,168,287	2.3

		Utilities: 1.6%
63,167		Edison International	2,924,632	0.5
54,586		FirstEnergy Corp.	1,800,246	0.3

ING INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

104,231	Pinnacle West Capital Corp.	5,515,905	0.8
		10,240,783	1.6

	Total Common Stock (Cost $435,896,319)	638,382,647	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
		Securities Lending Collateralcc(1): 0.7%
1,073,866	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,073,867, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,095,343, due 12/15/15-08/15/53)	1,073,866	0.2
1,073,866	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,073,868, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,095,343, due 04/30/15-03/01/48)	1,073,866	0.1
1,073,866	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,073,868, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,095,344, due 01/24/14-02/01/47)	1,073,866	0.2

1,073,866	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,073,867, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,095,343, due 06/01/17-09/01/44)	1,073,866	0.2
226,072	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $226,072, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $230,594, due 01/23/14-08/15/23)	226,072	0.0
		4,521,536	0.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.1%
20,628,330	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $20,628,330)	20,628,330	3.1

	Total Short-Term Investments (Cost $25,149,866)	25,149,866	3.8

	Total Investments in Securities (Cost $461,046,185)	$663,532,513	100.9
	Liabilities in Excess of Other Assets	(6,016,701)	(0.9)

	Net Assets	$657,515,812	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

ING INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $462,204,999.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$207,812,073
Gross Unrealized Depreciation	(6,484,559)

Net Unrealized Appreciation	$201,327,514

ING JPMORGAN EMERGING MARKETS	PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Brazil: 9.7%
1,601,155		AMBEV SA ADR	11,768,489	1.5
1,272,140		CCR SA	9,581,828	1.2
307,353		Cielo SA	8,552,601	1.1
635,892		Itau Unibanco Holding S.A.	8,449,810	1.1
213,610		Lojas Renner SA	5,523,031	0.7
318,000		Marcopolo SA	660,464	0.1
1,154,320		Marcopolo SA - PRF Shares	2,495,298	0.3
500,290		Ultrapar Participacoes SA	11,864,459	1.5
800,051		Vale SA ADR	11,208,715	1.5
419,760		Weg S.A.	5,544,017	0.7
			75,648,712	9.7

		China: 8.8%
61,300	@	Baidu.com ADR	10,904,044	1.4
739,500		China Mobile Ltd.	7,702,873	1.0
3,451,500		China Shenhua Energy Co., Ltd.	10,923,181	1.4
7,356,000		CNOOC Ltd.	13,680,525	1.8
6,212,500		Sun Art Retail Group Ltd.	8,773,777	1.1
140,100		Tencent Holdings Ltd.	8,970,249	1.1
932,000		Tsingtao Brewery Co., Ltd.	7,898,103	1.0
			68,852,752	8.8

		Colombia: 1.3%
569,100		Pacific Rubiales Energy Corp.	9,825,648	1.3

		Hong Kong: 4.4%
4,441,200		AIA Group Ltd.	22,354,726	2.9
221,200	@	Jardine Matheson Holdings Ltd.	11,681,572	1.5
			34,036,298	4.4

		India: 16.1%
393,476		ACC Ltd.	7,064,968	0.9
1,257,524		Ambuja Cements Ltd.	3,720,707	0.5
464,780		Asian Paints Ltd.	3,686,976	0.5
570,620		HDFC Bank Ltd. ADR	19,652,153	2.5
1,310,685		Housing Development Finance Corp.	16,875,817	2.1
232,954		Infosys Ltd. ADR	13,185,196	1.7
3,012,390		ITC Ltd.	15,686,446	2.0
397,340		Kotak Mahindra Bank Ltd.	4,690,367	0.6
461,480		Larsen & Toubro Ltd.	8,003,819	1.0
1,043,310		Mahindra & Mahindra Financial Services Ltd.	5,421,779	0.7
494,780		Mahindra & Mahindra Ltd.	7,561,145	1.0
570,536		Tata Consultancy Services Ltd.	20,052,108	2.6
			125,601,481	16.1

		Indonesia: 4.0%
20,077,500		Astra International Tbk PT	11,244,481	1.5

19,945,000		Bank Rakyat Indonesia	11,921,538	1.5
6,793,000		Semen Gresik Persero Tbk PT	7,921,349	1.0
			31,087,368	4.0

		Italy: 1.8%
316,457	L	Tenaris S.A. ADR	13,826,006	1.8

		Macau: 3.3%
1,674,800		Sands China Ltd.	13,725,547	1.7
2,685,200		Wynn Macau Ltd.	12,205,954	1.6
			25,931,501	3.3

		Malaysia: 1.1%
1,416,100		Public Bank BHD	8,394,126	1.1

		Mexico: 2.9%
2,711,800		Fibra Uno Administracion SA de CV	8,685,902	1.1
1		Grupo Aeroportuario del Sureste S.A. de CV ADR ADR	124	0.0
1,029,484		Grupo Financiero Banorte	7,203,589	0.9
2,707,077		Wal-Mart de Mexico SA de CV	7,103,317	0.9
			22,992,932	2.9

		Panama: 0.5%
26,400	@	Copa Holdings S.A.	4,226,904	0.5

		Peru: 1.5%
85,700		Credicorp Ltd.	11,374,961	1.5

		Poland: 0.5%
258,873		Eurocash SA	4,092,252	0.5

		Russia: 5.2%
91,100		Eurasia Drilling Co. Ltd.. GDR	4,099,500	0.5
251,100	L	Globaltrans Investment PLC GDR	3,992,490	0.5
172,730		Magnit OJSC GDR	11,472,391	1.5
968,820		Mobile Telesystems OJSC	9,702,233	1.2
3,799,806		Sberbank	11,726,013	1.5
			40,992,627	5.2

		South Africa: 14.5%
187,500		African Rainbow Minerals Ltd.	3,385,826	0.4
601,500		Bidvest Group Ltd.	15,409,432	2.0
188,361	L	Capitec Bank Holdings Ltd.	3,739,747	0.5
3,377,290	L	FirstRand Ltd.	11,573,731	1.5
182,920		Imperial Holdings Ltd.	3,537,228	0.4
167,770	L	Kumba Iron Ore Ltd.	7,102,559	0.9
348,932	L	Massmart Holdings Ltd.	4,327,039	0.5
529,100		Mr Price Group Ltd.	8,269,699	1.1
819,642		MTN Group Ltd.	16,975,930	2.2
695,094		Remgro Ltd.	13,787,783	1.8
826,419	L	Shoprite Holdings Ltd.	12,941,201	1.7
1,665,000		Woolworths Holdings Ltd./South Africa	11,865,212	1.5
			112,915,387	14.5

ING JPMORGAN EMERGING MARKETS	PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

		South Korea: 6.7%
30,624	@	Hyundai Mobis	8,525,842	1.1
94,747		Hyundai Motor Co.	21,267,549	2.7
17,481		Samsung Electronics Co., Ltd.	22,778,570	2.9
			52,571,961	6.7

		Taiwan: 5.8%
2,908,200		Delta Electronics, Inc.	16,653,775	2.1
1,431,000		President Chain Store Corp.	9,935,480	1.3
1,500,223		Taiwan Semiconductor Manufacturing Co., Ltd.	5,297,227	0.7
778,366		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,574,703	1.7
			45,461,185	5.8

		Thailand: 4.3%
1,021,800		Advanced Info Service PCL	6,231,517	0.8
1,866,600		Kasikornbank PCL	8,922,413	1.1
2,043,200		Siam Commercial Bank PCL	8,980,558	1.2
3,108,800		Total Access Communication PCL	9,217,057	1.2
			33,351,545	4.3

		Turkey: 2.5%
1,495,215		KOC Holding AS	6,130,048	0.8
799,099		TAV Havalimanlari Holding AS	5,753,303	0.7
2,376,054		Turkiye Garanti Bankasi A/S	7,702,063	1.0
			19,585,414	2.5

		United Kingdom: 3.2%
278,910		SABMiller PLC	14,356,986	1.9
459,500	@	Standard Chartered PLC	10,378,757	1.3
			24,735,743	3.2

	Total Common Stock (Cost $679,092,775)		765,504,803	98.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
		Securities Lending Collateralcc(1) :1.3%
2,353,718		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,353,722, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $2,400,797, due 01/31/14-01/01/44)	2,353,718	0.3

495,514	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $495,514, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $505,424, due 05/15/14-08/15/43)	495,514	0.1
2,353,718	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,353,719, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,400,792, due 01/15/14-05/01/51)	2,353,718	0.3
2,353,718	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,353,721, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,400,792, due 12/15/15-08/15/53)	2,353,718	0.3
2,353,718	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,353,721, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,400,797, due 03/28/14-04/15/30)	2,353,718	0.3
		9,910,386	1.3

	Total Short-Term Investments (Cost $9,910,386)	9,910,386	1.3

ING JPMORGAN EMERGING MARKETS	PORTFOLIO OF INVESTMENTS
Equity PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

Total Investments in Securities (Cost $689,003,161)	$775,415,189	99.4
Assets in Excess of
Other Liabilities	4,780,147	0.6

Net Assets	$780,195,336	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $691,797,687.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$123,432,954
Gross Unrealized Depreciation	(39,815,452)

Net Unrealized Appreciation	$83,617,502

Sector Diversification	Percentage of Net Assets
Financials	25.9%
Information Technology	15.3
Consumer Staples	13.9
Consumer Discretionary	13.3
Industrials	9.3
Energy	8.3
Telecommunication Services	6.4
Materials	5.7
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	0.6

Net Assets	100.0%

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 30.3%
19,752	@	Amazon.com, Inc.	7,876,900	1.3
290,795		CBS Corp. - Class B	18,535,273	3.2
54,279		Cie Financiere Richemont SA	5,422,335	0.9
243,669		Comcast Corp. – Class A	12,662,260	2.2
250,604		Gap, Inc.	9,793,604	1.7
133,997	@	Liberty Global PLC - Class A	11,924,393	2.0
58,237	@	Liberty Media Corp.	8,528,809	1.4
189,418	@,L	Lululemon Athletica, Inc.	11,181,345	1.9
17,686	@	Panera Bread Co.	3,124,939	0.5
15,485	@	Priceline.com, Inc.	17,999,764	3.1
75,259		Starbucks Corp.	5,899,553	1.0
233,689		Starwood Hotels & Resorts Worldwide, Inc.	18,566,591	3.2
209,061		TJX Cos., Inc.	13,323,457	2.3
226,243		Walt Disney Co.	17,284,965	2.9
82,304		Wynn Resorts Ltd.	15,984,260	2.7
			178,108,448	30.3

		Consumer Staples: 2.0%
102,782	@,L	Green Mountain Coffee Roasters, Inc.	7,768,264	1.3
36,039		Pernod-Ricard S.A.	4,105,983	0.7
			11,874,247	2.0

		Energy: 6.0%
101,787	@	Antero Resources Corp.	6,457,367	1.1
68,717	@	Continental Resources, Inc.	7,732,037	1.3
230,050		Schlumberger Ltd.	20,729,805	3.6
			34,919,209	6.0

		Financials: 7.2%
212,565		American International Group, Inc.	10,851,443	1.8
446,051		Citigroup, Inc.	23,243,717	4.0
36,040		IntercontinentalExchange Group, Inc.	8,106,117	1.4
			42,201,277	7.2

		Health Care: 13.5%
87,433	@	Biogen Idec, Inc.	24,459,382	4.2
116,028	@	Celgene Corp.	19,604,091	3.3
470,161	@	Gilead Sciences, Inc.	35,332,599	6.0
			79,396,072	13.5

		Industrials: 9.8%
38,028	@	BE Aerospace, Inc.	3,309,577	0.6
102,853		Canadian Pacific Railway Ltd	15,563,716	2.6
100,455		Cummins, Inc.	14,161,141	2.4
578,325	@	Rolls-Royce Holdings PLC	12,232,435	2.1
72,204		Union Pacific Corp.	12,130,272	2.1
			57,397,141	9.8

		Information Technology: 22.9%
203,409		ASML Holding NV-NY REG	19,059,424	3.2

295,347	@	Facebook, Inc.	16,143,667	2.8
25,865	@	FleetCor Technologies, Inc.	3,030,602	0.5
28,669	@	Google, Inc. – Class A	32,129,635	5.5
56,229	@	LinkedIn Corp.	12,192,134	2.1
168,696	@	Salesforce.com, Inc.	9,310,332	1.6
332,209		Texas Instruments, Inc.	14,587,297	2.5
50,415	@,L	Twitter, Inc.	3,208,915	0.5
111,315		Visa, Inc.	24,787,624	4.2
			134,449,630	22.9

		Materials: 7.6%
230,144		Monsanto Co.	26,823,283	4.6
96,229		Sherwin-Williams Co.	17,658,022	3.0
			44,481,305	7.6

	Total Common Stock (Cost $445,104,558)		582,827,329	99.3

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
		Securities Lending Collateralcc(1): 1.9%
2,722,657		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,722,658, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,777,110, due 01/15/14-05/01/51)	2,722,657	0.4
2,722,657		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,722,660, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,777,110, due 12/15/15-08/15/53)	2,722,657	0.5
2,722,657		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,722,661, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,777,111, due 01/24/14-02/01/47)	2,722,657	0.4

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

2,722,657	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,722,658, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,777,110, due 06/01/17-09/01/44)	2,722,657	0.5
573,183	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $573,183, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $584,647, due 01/23/14-08/15/23)	573,183	0.1
		11,463,811	1.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.6%
9,204,898	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $9,204,898)	9,204,898	1.6

	Total Short-Term Investments (Cost $20,668,709)	20,668,709	3.5

	Total Investments in Securities (Cost $465,773,267)	$603,496,038	102.8
	Liabilities in Excess of Other Assets	(16,294,587)	(2.8)

	Net Assets	$587,201,451	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $465,787,080.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$139,427,490
Gross Unrealized Depreciation	(1,718,532)

Net Unrealized Appreciation	$137,708,958

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 61.2%
		Consumer Discretionary: 7.6%
10,793		Advance Auto Parts, Inc.	1,194,569	0.1
16,380	@	ARAMARK Holdings Corp.	429,484	0.0
31,710		Best Buy Co., Inc.	1,264,595	0.1
163,760		Comcast Corp. – Special Class A	8,168,349	0.9
102,390		Delphi Automotive PLC	6,156,711	0.7
125,670	@	General Motors Co.	5,136,133	0.6
14,420		Hanesbrands, Inc.	1,013,293	0.1
32,006		Hasbro, Inc.	1,760,650	0.2
14,140	@	Hilton Worldwide Holdings, Inc.	314,615	0.0
88,220		Johnson Controls, Inc.	4,525,686	0.5
35,173		Kohl’s Corp.	1,996,068	0.2
53,220		Macy’s, Inc.	2,841,948	0.3
31,570		Magna International, Inc.	2,588,606	0.3
27,906		McDonald’s Corp.	2,707,719	0.3
9,853		McGraw-Hill Cos., Inc.	770,505	0.1
45,717		Omnicom Group, Inc.	3,399,973	0.4
27,860		Regal Entertainment Group	541,877	0.1
89,254		Staples, Inc.	1,418,246	0.2
80,390		Target Corp.	5,086,275	0.6
38,690		Time Warner Cable, Inc.	5,242,495	0.6
27,710		Time Warner, Inc.	1,931,941	0.2
26,870		Twenty-First Century Fox, Inc.	945,287	0.1
18,437		Viacom - Class B	1,610,287	0.2
76,647		Walt Disney Co.	5,855,831	0.7
6,889		Wynn Resorts Ltd.	1,337,913	0.1
			68,239,056	7.6

		Consumer Staples: 8.0%
91,787		Altria Group, Inc.	3,523,703	0.4
28,683		Coca-Cola Co.	1,184,895	0.1
15,967		Coca-Cola Enterprises, Inc.	704,624	0.1
123,168		CVS Caremark Corp.	8,815,134	1.0
137,817	@	Diageo PLC	4,567,082	0.5
17,393		Dr Pepper Snapple Group, Inc.	847,387	0.1
97,210		General Mills, Inc.	4,851,751	0.5
36,234		Groupe Danone	2,614,001	0.3
9,343		Imperial Tobacco Group PLC	362,212	0.0
10,890		Ingredion, Inc.	745,529	0.1
39,400		Japan Tobacco, Inc.	1,282,027	0.2
8,882		Kellogg Co.	542,424	0.1
5,762		Kraft Foods Group, Inc.	310,687	0.0
98,290		Kroger Co.	3,885,404	0.4
137,190		Lorillard, Inc.	6,952,789	0.8
31,337		Mondelez International, Inc.	1,106,196	0.1
79,456		Nestle S.A.	5,823,335	0.7
177,508		Philip Morris International, Inc.	15,466,272	1.7
63,244		Procter & Gamble Co.	5,148,694	0.6
13,082		Reckitt Benckiser PLC	1,039,185	0.1

33,920		Tyson Foods, Inc.	1,134,963	0.1
14,473		Walgreen Co.	831,329	0.1
			71,739,623	8.0

		Energy: 6.0%
26,480		Anadarko Petroleum Corp.	2,100,394	0.2
1,190	@	Antero Resources Corp.	75,494	0.0
34,043		Apache Corp.	2,925,655	0.3
25,000		Canadian Natural Resources Ltd.	846,000	0.1
73,291		Chevron Corp.	9,154,779	1.0
3,885		EOG Resources, Inc.	652,058	0.1
15,607		EQT Corp.	1,401,197	0.2
160,474		ExxonMobil Corp.	16,239,969	1.8
17,170		Marathon Petroleum Corp.	1,575,004	0.2
42,670		Noble Energy, Inc.	2,906,254	0.3
29,163	@	Noble Corp. PLC	1,092,738	0.1
44,303		Occidental Petroleum Corp.	4,213,215	0.5
89,970		Petroleo Brasileiro SA ADR	1,321,659	0.1
76,565	@	Royal Dutch Shell PLC - Class A	2,743,971	0.3
9,940		Schlumberger Ltd.	895,693	0.1
16,370	@	Transocean Ltd.	809,005	0.1
62,030		Valero Energy Corp.	3,126,312	0.4
46,302		Williams Cos., Inc.	1,785,868	0.2
			53,865,265	6.0

		Financials: 13.3%
52,073		ACE Ltd.	5,391,118	0.6
29,270		American International Group, Inc.	1,494,234	0.2
16,060		American Capital Agency Corp.	309,797	0.0
12,623		American Express Co.	1,145,285	0.1
101,240		Annaly Capital Management, Inc.	1,009,363	0.1
38,500	@	Aon PLC	3,229,765	0.4
154,158		Bank of America Corp.	2,400,240	0.3
170,975		Bank of New York Mellon Corp.	5,973,867	0.7
39,270		BB&T Corp.	1,465,556	0.2
10,137		Blackrock, Inc.	3,208,056	0.3
192,000		BOC Hong Kong Holdings Ltd.	616,639	0.1
12,723		Chubb Corp.	1,229,424	0.1
20,714		Corio NV	929,589	0.1
83,810		Delta Lloyd NV	2,081,332	0.2
39,920		Digital Realty Trust, Inc.	1,960,870	0.2
12,140		Discover Financial Services	679,233	0.1
14,080		EPR Properties	692,173	0.1
9,183	@	Everest Re Group Ltd.	1,431,354	0.2
28,260		Fifth Third Bancorp.	594,308	0.1
59,313		Franklin Resources, Inc.	3,424,139	0.4
38,551		Goldman Sachs Group, Inc.	6,833,550	0.7
74,745	@	HSBC Holdings PLC	820,268	0.1
347,500		JPMorgan Chase & Co.	20,321,800	2.2
174,360		Metlife, Inc.	9,401,491	1.0
704,000		Mizuho Financial Group, Inc.	1,528,406	0.2

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

9,727		Moody’s Corp.	763,278	0.1
49,637		Morgan Stanley	1,556,616	0.2
19,341		Nasdaq Stock Market, Inc.	769,772	0.1
28,164		PNC Financial Services Group, Inc.	2,184,963	0.2
68,590		Prudential Financial, Inc.	6,325,370	0.7
56,257		State Street Corp.	4,128,701	0.4
24,500		Sumitomo Mitsui Financial Group, Inc.	1,274,083	0.1
22,043		SunTrust Bank	811,403	0.1
47,874		Travelers Cos., Inc.	4,334,512	0.5
23,700		US Bancorp.	957,480	0.1
61,760	@	Validus Holdings Ltd.	2,488,310	0.3
309,710		Wells Fargo & Co.	14,060,834	1.6
6,518		Zurich Insurance Group AG	1,890,638	0.2
			119,717,817	13.3

		Health Care: 7.3%
118,583		Abbott Laboratories	4,545,286	0.5
17,113		AbbVie, Inc.	903,737	0.1
14,913		AmerisourceBergen Corp.	1,048,533	0.1
9,043		Bayer AG	1,269,738	0.1
76,140		Bristol-Myers Squibb Co.	4,046,841	0.5
52,214	@	Covidien PLC	3,555,773	0.4
49,480		Eli Lilly & Co.	2,523,480	0.3
41,030	@	Express Scripts Holding Co.	2,881,947	0.3
143,240		Johnson & Johnson	13,119,352	1.5
36,020		Medtronic, Inc.	2,067,188	0.2
79,840		Merck & Co., Inc.	3,995,992	0.4
471,598		Pfizer, Inc.	14,445,047	1.6
11,890		Quest Diagnostics	636,591	0.1
3,780		Roche Holding AG - Genusschein	1,058,878	0.1
53,933		St. Jude Medical, Inc.	3,341,149	0.4
49,820		Thermo Fisher Scientific, Inc.	5,547,457	0.6
8,070	@	Valeant Pharmaceuticals International	947,418	0.1
3,997		Zoetis, Inc.	130,662	0.0
			66,065,069	7.3

		Industrials: 7.9%
51,807		3M Co.	7,265,932	0.8
20,584		Canadian National Railway Co.	1,173,700	0.1
6,282	@	Copa Holdings S.A.	1,005,811	0.1
21,617		Cummins, Inc.	3,047,348	0.3
92,794		Danaher Corp.	7,163,697	0.8
43,077	@	Eaton Corp. PLC	3,279,021	0.4
11,350		Fluor Corp.	911,292	0.1
11,307		General Dynamics Corp.	1,080,384	0.1
75,004		Honeywell International, Inc.	6,853,115	0.8
27,833		Illinois Tool Works, Inc.	2,340,199	0.3
78,390		Lockheed Martin Corp.	11,653,457	1.3
26,035		Northrop Grumman Corp.	2,983,871	0.3
24,299	@	Pentair Ltd.	1,887,303	0.2

3,579		Precision Castparts Corp.	963,825	0.1
11,829		Siemens AG	1,621,983	0.2
25,592		Stanley Black & Decker, Inc.	2,065,018	0.2
75,240	@	Tyco International Ltd.	3,087,850	0.3
5,089		Union Pacific Corp.	854,952	0.1
43,876		United Parcel Service, Inc. - Class B	4,610,490	0.5
67,297		United Technologies Corp.	7,658,399	0.9
			71,507,647	7.9

		Information Technology: 5.7%
57,850		Accenture PLC	4,756,427	0.5
2,297		Apple, Inc.	1,288,870	0.1
38,940		CA, Inc.	1,310,331	0.1
21,500		Canon, Inc.	686,030	0.1
36,100		EMC Corp.	907,915	0.1
25,760	@	Facebook, Inc.	1,408,042	0.2
9,907		Fidelity National Information Services, Inc.	531,808	0.1
17,826	@	Fiserv, Inc.	1,052,625	0.1
2,411	@	Google, Inc. – Class A	2,702,032	0.3
235,809		Hewlett-Packard Co.	6,597,936	0.7
31,000		Hoya Corp.	862,169	0.1
23,106		International Business Machines Corp.	4,333,992	0.5
83,438		Intel Corp.	2,166,051	0.2
96,720		Microchip Technology, Inc.	4,328,220	0.5
68,150		Microsoft Corp.	2,550,855	0.3
120,570		Oracle Corp.	4,613,008	0.5
104,190		Symantec Corp.	2,456,800	0.3
65,160		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,136,390	0.1
12,211		Visa, Inc.	2,719,145	0.3
17,480		Western Digital Corp.	1,466,572	0.2
31,704		Western Union Co.	546,894	0.1
74,060	@	Yahoo!, Inc.	2,994,986	0.3
			51,417,098	5.7

		Materials: 1.7%
20,160		Air Products & Chemicals, Inc.	2,253,485	0.2
20,290		Celanese Corp.	1,122,240	0.1
12,150	@	Crown Holdings, Inc.	541,525	0.1
13,070		FMC Corp.	986,262	0.1
13,560	@	LyondellBasell Industries NV - Class A	1,088,597	0.1
12,380		Packaging Corp. of America	783,406	0.1
27,269		PPG Industries, Inc.	5,171,839	0.6
24,740	@	Rio Tinto PLC	1,398,056	0.2
119,700		Vale SA ADR	1,825,425	0.2
2,420		Valspar Corp.	172,522	0.0
			15,343,357	1.7

		Telecommunication Services: 2.2%
105,804		AT&T, Inc.	3,720,069	0.4
241,370		Bezeq Israeli Telecommunication Corp., Ltd.	409,330	0.0
59,848		CenturyTel, Inc.	1,906,159	0.2
566,610	L	Frontier Communications Corp.	2,634,736	0.3

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

156,211		TDC A/S	1,515,227	0.2
58,324		Tele2 AB	662,426	0.1
875,116		Telecom Italia S.p.A. RNC	686,651	0.1
40,540		Telefonica Brasil SA ADR	779,179	0.1
103,910		Verizon Communications, Inc.	5,106,137	0.5
602,564		Vodafone Group PLC	2,372,423	0.3
			19,792,337	2.2

		Utilities: 1.5%
45,550		American Electric Power Co., Inc.	2,129,007	0.2
20,080		Duke Energy Corp.	1,385,721	0.2
95,110		E.ON AG	1,758,391	0.2
82,959		Gaz de France	1,951,156	0.2
28,230		NRG Energy, Inc.	810,765	0.1
37,670		Pacific Gas & Electric
		Co.	1,517,348	0.2
86,690		PPL Corp.	2,608,502	0.3
36,856		Public Service
		Enterprise Group, Inc.	1,180,866	0.1
			13,341,756	1.5

	Total Common Stock (Cost $389,158,162)		551,029,025	61.2

PREFERRED STOCK: 0.3%
		Industrials: 0.0%
4,347	@	United Technologies Corp.	284,598	0.0

		Utilities: 0.3%
256,039		Cia Energetica de Minas Gerais	1,520,440	0.2
23,760	@	PPL Corp.	1,256,429	0.1
			2,776,869	0.3

	Total Preferred Stock (Cost $3,364,687)		3,061,467	0.3

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 9.7%
		Basic Materials: 0.2%
860,000		Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	813,531	0.1
770,000		Rio Tinto Finance USA PLC, 3.500%, 03/22/22	755,857	0.1
252,000		Vale Overseas Ltd., 4.625%, 09/15/20	259,055	0.0
198,000		Vale Overseas Ltd., 6.875%, 11/10/39	205,220	0.0
			2,033,663	0.2

		Communications: 1.0%
940,000		Baidu, Inc., 3.500%, 11/28/22	866,835	0.1
840,000	L	Comcast Corp., 2.850%, 01/15/23	776,942	0.1
320,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/20	335,805	0.0
605,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/20	678,560	0.1

470,000		DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc., 4.600%, 02/15/21	485,494	0.1
530,000		Discovery Communications LLC, 4.875%, 04/01/43	489,033	0.1
243,000		eBay, Inc., 1.350%, 07/15/17	241,728	0.0
819,000		News America Holdings, 8.500%, 02/23/25	1,032,417	0.1
1,230,000		Rogers Communications, Inc., 6.800%, 08/15/18	1,466,754	0.2
1,029,000		Time Warner Entertainment Co. LP, 8.375%, 07/15/33	1,121,251	0.1
1,067,000		Verizon Communications, Inc., 6.400%, 09/15/33	1,227,403	0.1
			8,722,222	1.0

		Consumer, Cyclical: 0.6%
520,000		Home Depot, Inc./The, 3.750%, 02/15/24	517,767	0.0
235,000		Home Depot, Inc., 5.950%, 04/01/41	272,914	0.0
339,000		Limited Brands, Inc., 5.250%, 11/01/14	351,289	0.0
530,000		The Gap, Inc., 5.950%, 04/12/21	585,792	0.1
540,000		Toyota Motor Credit Corp., 3.200%, 06/17/15	561,770	0.1
730,000		Toyota Motor Credit Corp., 3.400%, 09/15/21	741,304	0.1
722,000	#	Volkswagen International Finance NV, 2.375%, 03/22/17	742,138	0.1
1,779,000		Wal-Mart Stores, Inc., 5.250%, 09/01/35	1,932,985	0.2
			5,705,959	0.6

		Consumer, Non-cyclical: 1.6%
1,560,000		AbbVie, Inc., 1.200%, 11/06/15	1,576,573	0.2
870,000		Altria Group, Inc., 2.850%, 08/09/22	801,295	0.1
870,000		Anheuser-Busch InBev Worldwide, Inc., 8.000%, 11/15/39	1,254,102	0.1
866,000	#	BAT International Finance PLC, 3.250%, 06/07/22	829,724	0.1
510,000		Baxter International, Inc., 3.200%, 06/15/23	487,403	0.1
980,000		CareFusion Corp., 6.375%, 08/01/19	1,109,798	0.1
434,000		ConAgra Foods, Inc., 3.200%, 01/25/23	403,077	0.1
880,000		Diageo Capital PLC, 2.625%, 04/29/23	802,610	0.1
965,000	#	ERAC USA Finance, LLC, 7.000%, 10/15/37	1,142,225	0.1
1,100,000		Express Scripts Holding Co., 2.650%, 02/15/17	1,134,199	0.1

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

832,000		Hospira, Inc., 6.050%, 03/30/17	918,387	0.1
350,000		Kraft Foods Group, Inc., 3.500%, 06/06/22	341,218	0.0
891,000	#	Reckitt Benckiser Treasury Services PLC, 3.625%, 09/21/23	876,206	0.1
1,054,000	#	Roche Holdings, Inc., 6.000%, 03/01/19	1,234,177	0.1
1,060,000		Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	1,039,983	0.1
502,000		WellPoint, Inc., 3.300%, 01/15/23	468,634	0.1
207,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	205,855	0.0
			14,625,466	1.6

		Energy: 1.4%
355,000		Apache Corp., 3.250%, 04/15/22	349,878	0.0
271,000		Apache Corp., 4.750%, 04/15/43	262,919	0.0
261,000		BP Capital Markets PLC, 4.500%, 10/01/20	282,062	0.0
707,000		BP Capital Markets PLC, 4.742%, 03/11/21	773,574	0.1
850,000	#	CNOOC Finance 2012 Ltd., 3.875%, 05/02/22	819,042	0.1
469,000		Energy Transfer Partners L.P., 3.600%, 02/01/23	434,460	0.1
380,000	L	Energy Transfer Partners L.P., 4.900%, 02/01/24	385,900	0.0
768,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	901,437	0.1
252,000		EOG Resources, Inc., 2.625%, 03/15/23	229,344	0.0
250,000		Hess Corp., 8.125%, 02/15/19	310,709	0.0
659,000		Husky Energy, Inc., 5.900%, 06/15/14	674,587	0.1
676,000		Husky Energy, Inc., 7.250%, 12/15/19	816,219	0.1
720,000		Kinder Morgan Energy Partners L.P., 4.150%, 02/01/24	696,832	0.1
15,000		Kinder Morgan Energy Partners L.P., 7.400%, 03/15/31	17,528	0.0
420,000		Kinder Morgan Energy Partners L.P., 7.750%, 03/15/32	510,555	0.1
536,000		Petrobras Global Finance BV, 2.384%, 01/15/19	526,620	0.1
322,000		Petrobras International Finance Co. - Pifco, 5.375%, 01/27/21	320,778	0.0
233,000		Petrobras International Finance Co. - Pifco, 6.750%, 01/27/41	217,354	0.0
1,403,000		Petro-Canada, 6.050%, 05/15/18	1,617,655	0.2
778,000		Spectra Energy Capital, LLC, 8.000%, 10/01/19	927,313	0.1

1,050,000		Total Capital International SA, 1.550%, 06/28/17	1,050,703	0.1
423,000		Transocean, Inc., 3.800%, 10/15/22	401,062	0.1
			12,526,531	1.4

		Financial: 4.0%
870,000	#	ABN AMRO Bank NV, 2.006%, 01/30/14	871,170	0.1
850,000		ACE INA Holdings, Inc., 2.700%, 03/13/23	779,152	0.1
1,520,000		American International Group, Inc., 4.875%, 06/01/22	1,634,237	0.2
265,000		Allstate Corp./The, 5.750%, 08/15/53	267,484	0.0
892,000		American Express Co., 5.500%, 09/12/16	992,717	0.1
850,000	#	American Tower Trust I, 3.070%, 03/15/48	798,319	0.1
521,000	#	Banco Bradesco S.A./Cayman Islands, 6.750%, 09/29/19	576,747	0.1
710,000	L	Banco de Credito del Peru/Panama, 5.375%, 09/16/20	745,500	0.1
617,000		Bank of America Corp., 5.490%, 03/15/19	683,453	0.1
420,000		Bank of America Corp., 7.375%, 05/15/14	430,493	0.0
590,000		Bank of America Corp., 7.625%, 06/01/19	732,243	0.1
740,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 4.100%, 09/09/23	741,651	0.1
690,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	736,575	0.1
558,000	#	BNP Paribas, 7.195%, 06/29/49	578,925	0.1
365,000		Boston Properties, Inc., 5.000%, 06/01/15	386,312	0.0
754,000	#	BPCE S.A., 12.500%, 08/29/49	991,510	0.1
1,268,000		Capital One Financial Corp., 6.150%, 09/01/16	1,419,023	0.2
1,274,000		Chubb Corp., 6.375%, 03/29/67	1,385,475	0.2
1,490,000		Citigroup, Inc., 2.500%, 09/26/18	1,498,414	0.2
610,000	#	Commonwealth Bank of Australia, 5.000%, 10/15/19	680,388	0.1
680,000	#	Credit Suisse AG, 6.500%, 08/08/23	725,050	0.1
800,000		Credit Suisse New York, 5.500%, 05/01/14	813,107	0.1
430,000		Discover Bank/Greenwood DE, 4.200%, 08/08/23	424,262	0.0
761,000		ERP Operating L.P., 4.625%, 12/15/21	802,522	0.1
210,000		ERP Operating L.P., 5.375%, 08/01/16	231,667	0.0
431,000		General Electric Capital Corp., 3.100%, 01/09/23	409,056	0.0

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

1,113,000		Goldman Sachs Group, Inc., 5.625%, 01/15/17	1,226,921	0.1
615,000		HCP, Inc., 5.375%, 02/01/21	669,647	0.1
572,000		HSBC Holdings PLC, 5.100%, 04/05/21	635,923	0.1
258,000		JPMorgan Chase & Co., 3.250%, 09/23/22	247,330	0.0
1,020,000		JPMorgan Chase & Co., 6.300%, 04/23/19	1,204,604	0.1
483,000	#	Liberty Mutual Group, Inc., 4.250%, 06/15/23	466,511	0.1
780,000		Marsh & McLennan Cos, Inc., 4.800%, 07/15/21	831,734	0.1
470,000	#	Metropolitan Life Global Funding I, 5.125%, 06/10/14	479,791	0.1
1,730,000		Morgan Stanley, 6.625%, 04/01/18	2,025,289	0.2
932,000		PNC Funding Corp., 5.625%, 02/01/17	1,034,920	0.1
208,000		Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	212,822	0.0
400,000	#	Santander US Debt SA Unipersonal, 3.781%, 10/07/15	412,354	0.0
1,228,000		Simon Property Group L.P., 5.875%, 03/01/17	1,377,762	0.2
374,000		SunTrust Banks, Inc., 2.350%, 11/01/18	372,246	0.0
820,000	#	Svenska Handelsbanken AB, 4.875%, 06/10/14	836,298	0.1
200,000	#,L	Swedbank AB, 2.125%, 09/29/17	200,157	0.0
687,000		Wachovia Corp., 5.250%, 08/01/14	705,779	0.1
840,000	#	WEA Finance, LLC, 4.625%, 05/10/21	886,743	0.1
227,000	#	WEA Finance, LLC, 6.750%, 09/02/19	270,079	0.0
930,000		Wells Fargo & Co., 2.100%, 05/08/17	947,755	0.1
430,000	#	ZFS Finance USA Trust V, 6.500%, 05/09/37	460,100	0.0
			35,840,217	4.0

		Industrial: 0.4%
259,000		ABB Finance USA, Inc., 2.875%, 05/08/22	244,817	0.0
873,000	#	Atlas Copco AB, 5.600%, 05/22/17	975,267	0.1
772,000	#	BAE Systems Holdings, Inc., 5.200%, 08/15/15	820,016	0.1
710,000		General Electric Co., 2.700%, 10/09/22	664,788	0.1
360,000		United Technologies Corp., 3.100%, 06/01/22	352,117	0.1
			3,057,005	0.4

		Technology: 0.0%
308,000		Apple, Inc., 3.850%, 05/04/43	257,376	0.0

		Utilities: 0.5%
377,000		Midamerican Funding, LLC, 6.927%, 03/01/29	455,869	0.0
669,000		Oncor Electric Delivery Co., 7.000%, 09/01/22	798,349	0.1
730,000		Pacific Gas & Electric Co., 4.600%, 06/15/43	696,761	0.1
730,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	679,499	0.1
907,000		Progress Energy, Inc., 3.150%, 04/01/22	873,595	0.1
765,000		PSEG Power, LLC, 5.320%, 09/15/16	842,192	0.1
			4,346,265	0.5

	Total Corporate Bonds/Notes (Cost $83,440,588)		87,114,704	9.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.0%
19,212	#	BlackRock Capital Finance LP, 7.750%, 09/25/26	4,441	0.0
2,050,000		Citigroup Commercial Mortgage Trust, 5.705%, 12/10/49	2,296,208	0.3
1,442,297		Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	1,595,813	0.2
138,668		Freddie Mac, 4.186%, 08/25/19	150,802	0.0
127,920	#	GG1C Funding Corp., 5.129%, 01/15/14	128,037	0.0
122,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	130,140	0.0
3,048,349	L	GS Mortgage Securities Corp. II, 5.804%, 08/10/45	3,353,964	0.4
1,180,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%, 07/15/42	1,234,496	0.1
1,452,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.948%, 09/12/37	1,528,114	0.2
827,950		JPMorgan Chase Commercial Mortgage Securities Corp., 5.250%, 05/15/41	831,217	0.1
1,278,215		JPMorgan Chase Commercial Mortgage Securities Corp., 5.806%, 06/15/49	1,424,183	0.2
1,724,216		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.740%, 06/12/50	1,910,393	0.2
1,933,925	#,^	Morgan Stanley Capital I, 0.935%, 11/15/30	32,308	0.0
846,762	#	Spirit Master Funding, LLC, 5.050%, 07/20/23	870,048	0.1
964,409		Wachovia Bank Commercial Mortgage Trust, 5.733%, 06/15/49	1,069,270	0.1

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

1,200,000		Wachovia Bank Commercial Mortgage Trust, 5.925%, 02/15/51	1,311,558	0.1
376,601		W3A Funding Corp., 8.090%, 01/02/17	375,520	0.0

		Total Collateralized Mortgage Obligations (Cost $17,549,380)	18,246,512	2.0

MUNICIPAL BONDS: 0.2%
		New Jersey: 0.1%
900,000		New Jersey State Turnpike Authority, 7.414%, 01/01/40	1,199,205	0.1

		New York: 0.1%
870,000		New York City Transitional Finance Authority Future Tax Secured Revenue, 5.000%, 11/01/42	894,447	0.1

		Total Municipal Bonds (Cost $1,839,503)	2,093,652	0.2

ASSET-BACKED SECURITIES: 0.6%
		Home Equity Asset-Backed Securities: 0.2%
907,115	#	Bayview Financial Revolving Mortgage Loan Trust, 1.767%, 12/28/40	479,722	0.1
430,638		GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/36	420,698	0.0
1,094,740		Residential Funding Mortgage Securities II, Inc., 5.320%, 12/25/35	912,203	0.1
			1,812,623	0.2

		Other Asset-Backed Securities: 0.4%
37,110	#	CT CDO III Ltd., 5.160%, 06/25/35	37,110	0.0
663,875	#	Race Point IV CLO Ltd., 0.442%, 08/01/21	655,571	0.1
249,069		Small Business Administration, 4.770%, 04/01/24	265,387	0.0
410,549		Small Business Administration, 4.990%, 09/01/24	445,394	0.0
1,562,566		Small Business Administration, 5.110%, 08/01/25	1,697,879	0.2
415,386		Small Business Administration, 5.180%, 05/01/24	451,128	0.1
			3,552,469	0.4
		Total Asset-Backed Securities (Cost $5,760,753)	5,365,092	0.6

U.S. TREASURY OBLIGATIONS: 12.0%
		U.S. Treasury Bonds: 2.6%
24,000		4.500%, due 02/15/36	26,625	0.0
16,689,500		4.500%, due 08/15/39	18,436,690	2.1
792,000		5.000%, due 05/15/37	939,386	0.1
131,000		5.250%, due 02/15/29	157,343	0.0

258,000		5.375%, due 02/15/31	315,445	0.0
125,000		6.000%, due 02/15/26	159,307	0.0
390,000		6.750%, due 08/15/26	529,608	0.1
390,000		8.000%, due 11/15/21	541,278	0.1
1,444,000		8.500%, due 02/15/20	1,979,070	0.2
			23,084,752	2.6

		U.S. Treasury Notes: 9.4%
28,325,000		0.875%, due 12/31/16	28,391,394	3.2
3,304,000		0.500%, due 08/15/14	3,312,002	0.4
25,641,000		2.125%, due 05/31/15	26,327,102	2.9
663,000		2.625%, due 02/29/16	694,596	0.1
2,011,900		2.750%, due 02/15/19	2,107,230	0.2
4,607,000		3.125%, due 05/15/19	4,906,994	0.5
13,512,000		3.125%, due 05/15/21	14,069,370	1.6
2,588,000		3.500%, due 05/15/20	2,790,087	0.3
183,000		3.750%, due 11/15/18	200,764	0.0
485,000		4.750%, due 08/15/17	547,879	0.1
978,000		5.125%, due 05/15/16	1,083,975	0.1
57,000		9.875%, due 11/15/15	67,112	0.0
			84,498,505	9.4

		Total U.S. Treasury Obligations (Cost $107,751,963)	107,583,257	12.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.5%
		Federal Home Loan Mortgage Corporation: 3.3%##
308,000		1.869%, due 11/25/19	298,144	0.0
141,415		2.303%, due 09/25/18	143,091	0.0
392,000		2.412%, due 08/25/18	399,877	0.1
220,000		2.682%, due 10/25/22	208,761	0.0
1,660,424		3.000%, due 10/01/42	1,575,531	0.2
1,452,329		3.000%, due 04/01/43	1,378,113	0.2
212,596		3.000%, due 04/01/43	201,767	0.0
251,841		3.000%, due 05/01/43	239,013	0.0
573,386		3.000%, due 05/01/43	544,080	0.1
253,702		3.000%, due 05/01/43	240,738	0.0
434,983		3.000%, due 05/01/43	412,820	0.1
162,000		3.320%, due 02/25/23	160,561	0.0
716,000		3.458%, due 08/25/23	713,050	0.1
822,637		3.500%, due 02/01/42	817,862	0.1
505,496		3.500%, due 04/01/42	503,258	0.1
695,062		3.500%, due 12/01/42	691,241	0.1
672,552		3.500%, due 12/01/42	668,852	0.1
0		3.500%, due 01/01/43	0	–
353,959		3.500%, due 04/01/43	352,009	0.1
427,448		3.500%, due 07/01/43	425,405	0.1
59,050		3.500%, due 07/01/43	58,768	0.0
823,392		3.500%, due 08/01/43	819,457	0.1
879,000		3.808%, due 08/25/20	927,978	0.1
264,180		3.882%, due 11/25/17	284,584	0.0
1,326,913		4.000%, due 11/01/40	1,366,251	0.2
669,000	W	4.000%, due 11/15/40	682,955	0.1
1,751,186		4.000%, due 01/01/41	1,802,977	0.2
1,460,188		4.000%, due 11/01/43	1,503,825	0.2
129,835		4.500%, due 08/01/18	137,845	0.0
157,262		4.500%, due 11/01/18	166,930	0.0
438,361		4.500%, due 01/01/19	465,538	0.1
575,854		4.500%, due 08/01/24	618,666	0.1
71,514		4.500%, due 04/01/35	76,126	0.0
533,755		4.500%, due 07/01/39	566,273	0.1
269,324		4.500%, due 09/01/39	285,773	0.0
160,986		4.500%, due 10/01/39	170,790	0.0
15,904		5.000%, due 03/01/18	16,871	0.0
77,223		5.000%, due 05/01/18	81,898	0.0
54,321		5.000%, due 05/01/18	57,627	0.0
147,712		5.000%, due 02/01/19	156,713	0.0
679,994		5.000%, due 09/01/33	737,588	0.1

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

187,436	5.000%, due 03/01/34	205,644	0.0
86,070	5.000%, due 04/01/34	93,370	0.0
123,225	5.000%, due 08/01/35	133,303	0.0
0	5.000%, due 10/01/35	0	–
223,481	5.000%, due 10/01/35	242,598	0.0
136,520	5.000%, due 11/01/35	147,550	0.0
130,994	5.000%, due 12/01/36	141,687	0.0
977,586	5.000%, due 07/01/39	1,055,875	0.1
1,064,000	5.085%, due 03/25/19	1,201,892	0.2
168,861	5.500%, due 01/01/19	178,234	0.0
17,172	5.500%, due 07/01/19	18,209	0.0
27,671	5.500%, due 08/01/19	29,970	0.0
1,989	5.500%, due 02/01/20	2,161	0.0
23,169	5.500%, due 10/01/21	25,145	0.0
5,069	5.500%, due 10/01/24	5,582	0.0
195,239	5.500%, due 06/01/25	215,356	0.0
103,192	5.500%, due 07/01/25	113,762	0.0
158,274	5.500%, due 08/01/25	174,430	0.0
26,320	5.500%, due 09/01/25	29,001	0.0
289,119	5.500%, due 12/01/33	318,674	0.1
268,499	5.500%, due 12/01/33	300,625	0.0
547,598	5.500%, due 01/01/34	603,464	0.1
102,034	5.500%, due 04/01/34	114,138	0.0
65,903	5.500%, due 11/01/34	72,851	0.0
104,182	5.500%, due 09/01/35	115,083	0.0
12,109	5.500%, due 10/01/35	13,273	0.0
53,062	5.500%, due 02/01/37	59,212	0.0
3,930	6.000%, due 04/01/16	4,070	0.0
24,689	6.000%, due 04/01/17	25,955	0.0
16,887	6.000%, due 07/01/17	17,622	0.0
20,258	6.000%, due 10/01/17	21,172	0.0
63,100	6.000%, due 08/01/19	67,758	0.0
187,221	6.000%, due 08/01/19	200,005	0.0
11,311	6.000%, due 09/01/19	12,039	0.0
43,887	6.000%, due 05/01/21	47,349	0.0
199,361	6.000%, due 02/01/23	219,805	0.0
22,257	6.000%, due 12/01/25	24,620	0.0
53,006	6.000%, due 02/01/26	58,706	0.0
143,428	6.000%, due 04/01/34	160,606	0.0
12,958	6.000%, due 05/01/34	14,348	0.0
40,883	6.000%, due 07/01/34	45,175	0.0
29,656	6.000%, due 07/01/34	32,814	0.0
13,751	6.000%, due 07/01/34	15,421	0.0
9,507	6.000%, due 08/01/34	10,645	0.0
11,383	6.000%, due 08/01/34	12,630	0.0
49,570	6.000%, due 08/01/34	54,802	0.0
354,570	6.000%, due 08/01/34	397,066	0.1
24,312	6.000%, due 09/01/34	26,918	0.0
84,344	6.000%, due 07/01/35	94,439	0.0
164,635	6.000%, due 08/01/35	184,153	0.0
206,579	6.000%, due 11/01/35	231,005	0.0
104,526	6.000%, due 03/01/36	116,525	0.0
203,210	6.000%, due 10/01/36	228,064	0.0
21,791	6.000%, due 03/01/37	24,081	0.0
56,651	6.000%, due 05/01/37	62,986	0.0
25,395	6.500%, due 05/01/34	28,308	0.0
23,027	6.500%, due 05/01/34	25,720	0.0
11,322	6.500%, due 06/01/34	12,638	0.0
56,463	6.500%, due 06/01/34	62,938	0.0
29,455	6.500%, due 06/01/34	32,886	0.0
24,316	6.500%, due 08/01/34	27,272	0.0
13,110	6.500%, due 08/01/34	14,607	0.0
90,026	6.500%, due 08/01/34	100,302	0.0
3,411	6.500%, due 08/01/34	3,806	0.0
240,024	6.500%, due 08/01/34	267,535	0.0
70,111	6.500%, due 10/01/34	79,133	0.0
718	6.500%, due 11/01/34	802	0.0
3,518	6.500%, due 09/01/35	3,916	0.0
116,431	6.500%, due 05/01/37	130,030	0.0
47,408	6.500%, due 07/01/37	53,192	0.0

114,559		6.500%, due 07/01/37	128,642	0.0
22,074		6.500%, due 02/01/38	24,611	0.0
			29,977,812	3.3

		Federal National Mortgage Association: 6.2%##
247,613		2.410%, due 05/01/23	231,120	0.0
399,153		2.500%, due 02/01/28	395,650	0.1
237,808		2.500%, due 05/01/28	235,721	0.0
136,643		2.550%, due 05/01/23	128,962	0.0
700,000		2.578%, due 09/25/18	716,627	0.1
3,500,000	W	3.000%, due 11/25/26	3,554,824	0.4
176,735		3.000%, due 03/01/27	180,888	0.0
527,096		3.000%, due 04/01/27	539,508	0.1
118,635		3.500%, due 11/01/41	118,083	0.0
217,940		3.500%, due 01/01/42	217,062	0.0
74,410		3.500%, due 01/01/42	74,110	0.0
679,380		3.500%, due 01/01/42	676,232	0.1
1,125,454		3.500%, due 04/01/43	1,119,499	0.1
2,312,779		3.500%, due 05/01/43	2,304,162	0.3
730,093		3.500%, due 06/01/43	727,404	0.1
1,814,046		3.500%, due 07/01/43	1,807,323	0.2
2,910,082		3.500%, due 09/01/43	2,899,306	0.3
116,238		3.800%, due 02/01/18	124,050	0.0
137,593		3.849%, due 07/01/18	148,612	0.0
96,194		3.910%, due 02/01/18	103,822	0.0
8,366,000	W	4.000%, due 10/25/40	8,560,771	1.0
231,170		4.000%, due 02/01/41	238,536	0.0
51,660		4.500%, due 04/01/18	55,082	0.0
130,609		4.500%, due 06/01/18	139,211	0.0
16,466		4.500%, due 07/01/18	17,554	0.0
125,515		4.500%, due 03/01/19	133,817	0.0
59,923		4.500%, due 04/01/20	63,921	0.0
381,943		4.500%, due 08/01/33	406,906	0.1
1,138,289		4.500%, due 03/01/34	1,212,496	0.2
2,872,000	W	4.500%, due 03/25/39	3,024,687	0.4
503,610		4.500%, due 02/01/41	535,269	0.1
496,699		4.500%, due 04/01/41	527,735	0.1
301,570		4.521%, due 05/01/14	303,158	0.1
112,262		4.600%, due 09/01/19	123,809	0.0
2,368		4.821%, due 02/01/14	2,356	0.0
273,663		4.825%, due 08/01/14	275,042	0.0
269,212		4.880%, due 03/01/20	293,983	0.0
295,011		4.909%, due 04/01/15	305,449	0.1
248,000		4.940%, due 08/01/15	259,485	0.0
95,639		5.000%, due 11/01/17	101,929	0.0
315,509		5.000%, due 02/01/18	336,761	0.1
352,316		5.000%, due 12/01/18	376,096	0.1
123,930		5.000%, due 07/01/19	132,975	0.0
168,328		5.000%, due 12/01/20	181,380	0.0
148,218		5.000%, due 11/01/33	161,614	0.0
162,777		5.000%, due 03/01/34	177,511	0.0
87,763		5.000%, due 05/01/34	95,623	0.0
89,812		5.000%, due 08/01/34	97,813	0.0
259,013		5.000%, due 09/01/34	281,936	0.0
231,868		5.000%, due 06/01/35	251,883	0.0
250,383		5.000%, due 07/01/35	272,427	0.0
479,901		5.000%, due 07/01/35	521,333	0.1
179,665		5.000%, due 08/01/35	195,313	0.0
75,110		5.000%, due 09/01/35	81,677	0.0
713,617		5.000%, due 10/01/35	776,005	0.1
121,727		5.000%, due 07/01/39	133,090	0.0
375,293		5.000%, due 10/01/39	411,058	0.1
140,631		5.000%, due 11/01/39	153,855	0.0
125,227		5.000%, due 11/01/40	136,710	0.0
65,262		5.000%, due 11/01/40	71,208	0.0
84,319		5.000%, due 01/01/41	91,997	0.0
114,937		5.000%, due 03/01/41	125,463	0.0
7,795		5.190%, due 11/01/15	8,270	0.0
327,922		5.370%, due 05/01/18	371,427	0.1
38,962		5.450%, due 04/01/17	43,491	0.0

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

259,895	5.464%, due 11/01/15	276,354	0.0
128,022	5.500%, due 11/01/17	137,043	0.0
74,979	5.500%, due 01/01/18	79,812	0.0
124,197	5.500%, due 02/01/18	132,188	0.0
157,488	5.500%, due 06/01/19	170,552	0.0
67,362	5.500%, due 07/01/19	72,946	0.0
15,454	5.500%, due 07/01/19	16,705	0.0
86,170	5.500%, due 07/01/19	93,203	0.0
90,433	5.500%, due 08/01/19	97,807	0.0
27,820	5.500%, due 09/01/19	29,751	0.0
83,869	5.500%, due 09/01/19	90,792	0.0
250,641	5.500%, due 02/01/33	276,535	0.0
3,183	5.500%, due 03/01/33	3,507	0.0
9,847	5.500%, due 05/01/33	10,913	0.0
272,407	5.500%, due 06/01/33	302,332	0.1
104,530	5.500%, due 06/01/33	115,422	0.0
690,541	5.500%, due 07/01/33	762,562	0.1
24,555	5.500%, due 07/01/33	27,093	0.0
204,470	5.500%, due 11/01/33	225,788	0.0
58,915	5.500%, due 12/01/33	65,190	0.0
50,478	5.500%, due 01/01/34	56,200	0.0
89,494	5.500%, due 01/01/34	98,789	0.0
138,503	5.500%, due 01/01/34	153,467	0.0
74,483	5.500%, due 02/01/34	82,927	0.0
196,838	5.500%, due 02/01/34	217,063	0.0
62,345	5.500%, due 02/01/34	69,446	0.0
134,991	5.500%, due 02/01/34	150,402	0.0
49,589	5.500%, due 03/01/34	55,515	0.0
46,054	5.500%, due 03/01/34	51,532	0.0
62,149	5.500%, due 04/01/34	69,217	0.0
55,425	5.500%, due 04/01/34	61,775	0.0
163,653	5.500%, due 05/01/34	182,545	0.0
157,805	5.500%, due 05/01/34	175,981	0.0
247,637	5.500%, due 05/01/34	276,358	0.0
114,506	5.500%, due 05/01/34	127,007	0.0
38,496	5.500%, due 06/01/34	42,658	0.0
360,239	5.500%, due 07/01/34	396,557	0.1
70,016	5.500%, due 07/01/34	77,622	0.0
40,373	5.500%, due 07/01/34	44,744	0.0
78,256	5.500%, due 07/01/34	86,728	0.0
44,777	5.500%, due 07/01/34	49,618	0.0
45,827	5.500%, due 07/01/34	50,447	0.0
21,857	5.500%, due 07/01/34	24,225	0.0
23,699	5.500%, due 09/01/34	26,400	0.0
57,651	5.500%, due 09/01/34	63,433	0.0
98,839	5.500%, due 09/01/34	109,542	0.0
4,915	5.500%, due 09/01/34	5,404	0.0
57,857	5.500%, due 09/01/34	63,574	0.0
9,445	5.500%, due 09/01/34	10,466	0.0
207,666	5.500%, due 09/01/34	229,006	0.0
108,487	5.500%, due 09/01/34	119,745	0.0
410,244	5.500%, due 09/01/34	454,398	0.1
297,265	5.500%, due 10/01/34	327,832	0.1
115,874	5.500%, due 10/01/34	127,817	0.0
242,474	5.500%, due 10/01/34	268,665	0.0
315,586	5.500%, due 11/01/34	347,383	0.1
169,143	5.500%, due 11/01/34	187,390	0.0
1,109	5.500%, due 11/01/34	1,238	0.0
459,751	5.500%, due 12/01/34	507,018	0.1
208,235	5.500%, due 12/01/34	230,824	0.0
13,251	5.500%, due 02/01/35	14,570	0.0
4,676	5.500%, due 04/01/35	5,201	0.0
127,104	5.500%, due 04/01/35	140,748	0.0
468,426	5.500%, due 09/01/35	522,543	0.1
114,847	5.500%, due 08/01/38	126,079	0.0
290,713	5.662%, due 02/01/16	313,791	0.1
186,675	5.725%, due 07/01/16	205,565	0.0
49,507	6.000%, due 02/01/17	52,072	0.0
1,909	6.000%, due 03/01/17	2,014	0.0
63,613	6.000%, due 08/01/17	67,057	0.0

31,615	6.000%, due 03/01/18	33,537	0.0
274,939	6.000%, due 11/01/18	291,330	0.0
37,644	6.000%, due 01/01/21	40,639	0.0
17,140	6.000%, due 01/01/34	19,048	0.0
39,986	6.000%, due 03/01/34	44,445	0.0
37,178	6.000%, due 03/01/34	41,819	0.0
165,933	6.000%, due 04/01/34	184,133	0.0
354,758	6.000%, due 04/01/34	398,597	0.1
228,761	6.000%, due 04/01/34	256,918	0.0
9,655	6.000%, due 05/01/34	10,721	0.0
49,684	6.000%, due 05/01/34	55,766	0.0
34,219	6.000%, due 06/01/34	37,993	0.0
159,107	6.000%, due 06/01/34	178,574	0.0
284,806	6.000%, due 06/01/34	320,248	0.1
41,685	6.000%, due 06/01/34	46,869	0.0
353,255	6.000%, due 06/01/34	396,605	0.1
149,976	6.000%, due 07/01/34	168,257	0.0
116,030	6.000%, due 07/01/34	128,504	0.0
82,161	6.000%, due 07/01/34	91,352	0.0
118,455	6.000%, due 07/01/34	132,944	0.0
16,451	6.000%, due 07/01/34	18,527	0.0
24,445	6.000%, due 08/01/34	27,147	0.0
10,705	6.000%, due 08/01/34	12,017	0.0
192,702	6.000%, due 08/01/34	214,164	0.0
287,997	6.000%, due 08/01/34	323,095	0.1
217,262	6.000%, due 10/01/34	242,794	0.0
51,273	6.000%, due 10/01/34	56,849	0.0
126,517	6.000%, due 10/01/34	140,630	0.0
10,668	6.000%, due 11/01/34	11,975	0.0
42,735	6.000%, due 11/01/34	47,475	0.0
76,316	6.000%, due 04/01/35	84,686	0.0
4,223	6.000%, due 08/01/35	4,688	0.0
70,491	6.000%, due 09/01/35	78,801	0.0
15,964	6.000%, due 09/01/35	17,685	0.0
88,593	6.000%, due 10/01/35	99,610	0.0
60,259	6.000%, due 10/01/35	67,265	0.0
1,766	6.000%, due 11/01/35	1,964	0.0
98,999	6.000%, due 12/01/35	110,769	0.0
93,395	6.000%, due 12/01/35	104,218	0.0
389,789	6.000%, due 12/01/35	435,120	0.1
1,861	6.000%, due 02/01/36	2,081	0.0
150,553	6.000%, due 03/01/36	167,078	0.0
196,361	6.000%, due 04/01/36	219,526	0.0
2,748	6.000%, due 06/01/36	3,061	0.0
121,395	6.000%, due 07/01/37	136,107	0.0
99,280	6.500%, due 06/01/31	111,975	0.0
3,808	6.500%, due 07/01/31	4,243	0.0
299	6.500%, due 07/01/31	333	0.0
185	6.500%, due 08/01/31	206	0.0
74,621	6.500%, due 09/01/31	82,924	0.0
35,815	6.500%, due 12/01/31	39,816	0.0
1,092	6.500%, due 01/01/32	1,240	0.0
1,580	6.500%, due 02/01/32	1,761	0.0
180,716	6.500%, due 07/01/32	203,162	0.0
266,547	6.500%, due 08/01/32	297,167	0.1
204,644	6.500%, due 01/01/33	233,477	0.0
49,972	6.500%, due 04/01/34	57,067	0.0
281,308	6.500%, due 08/01/34	313,073	0.1
639	6.500%, due 04/01/36	712	0.0
91,675	6.500%, due 05/01/36	103,532	0.0
35,103	6.500%, due 01/01/37	39,005	0.0
9,812	6.500%, due 02/01/37	10,906	0.0
137,806	6.500%, due 02/01/37	153,691	0.0
6,368	6.500%, due 02/01/37	7,096	0.0
271,800	6.500%, due 07/01/37	303,823	0.1
21,759	7.500%, due 02/01/30	25,215	0.0
63,390	7.500%, due 03/01/31	72,022	0.0
2,606	7.500%, due 11/01/31	3,041	0.0
462	7.500%, due 02/01/32	553	0.0
97,000	3.154%, due 02/25/18	101,858	0.0

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

46,895		5.500%, due 05/01/35	51,515	0.0
			56,213,214	6.2

		Government National Mortgage Association: 1.9%
641,021		3.000%, due 02/15/43	620,479	0.1
1,288,859		3.000%, due 06/20/43	1,247,891	0.1
591,143		3.000%, due 07/20/43	572,342	0.1
374,604		3.500%, due 12/15/41	379,213	0.1
256,851		3.500%, due 02/15/42	259,397	0.0
2,112,041		3.500%, due 07/01/42	2,134,654	0.2
1,853,867		3.500%, due 06/20/43	1,873,686	0.2
1,806,951		4.000%, due 01/20/41	1,882,793	0.2
454,229		4.000%, due 02/20/41	473,301	0.1
339,391		4.000%, due 04/20/41	353,630	0.1
576,897		4.000%, due 02/20/42	600,794	0.1
30,757		4.500%, due 07/20/33	33,194	0.0
42,026		4.500%, due 09/15/33	45,371	0.0
209,734		4.500%, due 09/20/33	226,287	0.0
67,104		4.500%, due 12/20/34	72,417	0.0
633,909		4.500%, due 11/15/39	679,138	0.1
457,470		4.500%, due 03/15/40	496,342	0.1
783,156		4.500%, due 04/15/40	841,580	0.1
292,773		4.500%, due 06/15/40	315,731	0.0
424,819		4.500%, due 01/20/41	456,191	0.1
0		4.500%, due 06/20/41	0	–
31,487		5.000%, due 07/20/33	34,400	0.0
64,310		5.000%, due 03/15/34	70,490	0.0
189,850		5.000%, due 06/15/34	208,097	0.0
51,516		5.000%, due 10/15/34	56,293	0.0
279,090		5.500%, due 11/15/32	307,375	0.0
810,681		5.500%, due 05/15/33	899,006	0.1
0		5.500%, due 08/15/33	0	–
28,177		5.500%, due 08/15/33	31,303	0.0
16,542		5.500%, due 12/15/33	18,558	0.0
153,042		6.000%, due 09/15/32	172,415	0.0
5,163		6.000%, due 09/15/32	5,827	0.0
1,501		6.000%, due 10/15/32	1,694	0.0
13,624		6.000%, due 10/15/32	15,701	0.0
333,341		6.000%, due 04/15/33	376,209	0.1
8,916		6.000%, due 04/15/34	10,036	0.0
152,643		6.000%, due 07/15/34	171,828	0.0
78,093		6.000%, due 07/15/34	87,909	0.0
66,668		6.000%, due 07/15/34	75,047	0.0
44,458		6.000%, due 09/15/34	49,536	0.0
151,131		6.000%, due 11/20/34	171,346	0.0
208,068		6.000%, due 02/20/35	240,871	0.0
42,289		6.000%, due 04/20/35	47,270	0.0
			16,615,642	1.9

		Other U.S. Agency Obligations: 0.1%
425,000		9.650%, due 11/02/18	574,553	0.1

		Total U.S. Government Agency Obligations (Cost $101,063,180)	103,381,221	11.5

FOREIGN GOVERNMENT BONDS: 1.2%
456,000	#	Achmea Hypotheekbank NV, 3.200%, 11/03/14	466,765	0.0
482,000		Asian Development Bank, 1.125%, 03/15/17	484,604	0.1
800,000		Asian Development Bank, 2.750%, 05/21/14	807,762	0.1
248,000	#	Corp. Nacional del Cobre de Chile - CODELCO, 3.750%, 11/04/20	248,841	0.0

820,000	#	Iceland Government International Bond, 4.875%, 06/16/16	853,012	0.1
1,400,000		KFW, 4.875%, 06/17/19	1,598,722	0.2
1,156,000		Mexico Government International Bond, 4.750%, 03/08/44	1,047,625	0.1
102,000		Peruvian Government International Bond, 7.350%, 07/21/25	129,030	0.0
646,000		Petroleos Mexicanos, 8.000%, 05/03/19	784,890	0.1
478,225	#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, 09/30/16	509,310	0.1
1,800,000	#,L	Russian Foreign Bond - Eurobond, 3.625%, 04/29/15	1,863,000	0.2
611,000	#	Societe Financement de l’Economie Francaise, 3.375%, 05/05/14	617,437	0.1
1,530,000	#	Temasek Financial I Ltd., 2.375%, 01/23/23	1,378,330	0.1

	Total Foreign Government Bonds (Cost $10,537,614)		10,789,328	1.2

	Total Long-Term Investments (Cost $720,465,830)		888,664,258	98.7

SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateralcc(1) : 0.8%
1,752,241		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,752,243, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,787,286, due 12/15/15-08/15/53)	1,752,241	0.2
1,752,241		Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,752,244, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,787,286, due 04/30/15-03/01/48)	1,752,241	0.2

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

1,752,241	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,752,244, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,787,286, due 01/24/14-02/01/47)	1,752,241	0.2
1,752,241	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,752,242, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,787,286, due 06/01/17-09/01/44)	1,752,241	0.2
368,887	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $368,887, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $376,265, due 01/23/14-08/15/23)	368,887	0.0
		7,377,851	0.8

	Total Short-Term Investments (Cost $7,377,851)	7,377,851	0.8

	Total Investments in Securities (Cost $727,843,681)	$896,042,109	99.5
	Assets in Excess of Other Liabilities	4,922,370	0.5

	Net Assets	$900,964,479	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $740,384,290.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$174,441,398
Gross Unrealized Depreciation	(18,783,579)

Net Unrealized Appreciation	$155,657,819

ING MFS UTILITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.5%
		Consumer Discretionary: 8.9%
3,643,300		Astro Malaysia Holdings Bhd	3,340,348	0.5
547,770		Comcast Corp. – Special Class A	27,322,768	4.4
68,454	@	Liberty Global PLC - C	5,772,041	0.9
80,097	@	Liberty Global PLC - Class A	7,127,832	1.1
12,280		Quebecor, Inc.	305,656	0.1
85,280	@	Sirius XM Holdings, Inc.	297,627	0.0
77,736		Time Warner Cable, Inc.	10,533,228	1.7
31,180		Twenty-First Century Fox, Inc.	1,096,913	0.2
			55,796,413	8.9

		Energy: 13.7%
55,300		Anadarko Petroleum Corp.	4,386,396	0.7
59,450	@	Antero Resources Corp.	3,771,508	0.6
66,570	@	Cheniere Energy, Inc.	2,870,498	0.5
145,520	@	Enbridge, Inc.	6,357,810	1.0
2,850		Energy Transfer Equity LP	232,959	0.0
55,980	@	Ensco PLC	3,200,936	0.5
123,820		EQT Corp.	11,116,560	1.8
491,471		Kinder Morgan, Inc.	17,692,956	2.8
31,198		Noble Energy, Inc.	2,124,896	0.3
57,620	@	Noble Corp. PLC	2,159,021	0.4
65,690		ONEOK Partners L.P.	3,458,579	0.6
3,190		SemGroup Corp.	208,084	0.0
198,120		Spectra Energy Corp.	7,057,034	1.1
88,410		TransCanada Corp.	4,039,935	0.6
4,820		Western Gas Equity Partners L.P.	190,438	0.0
236,231		Williams Cos., Inc.	9,111,430	1.5
158,530		Williams Partners L.P.	8,062,836	1.3
			86,041,876	13.7

		Financials: 1.8%
140,170		American Tower Corp.	11,188,369	1.8

		Industrials: 1.6%
106,720		Covanta Holding Corp.	1,894,280	0.3
1,446,830		Snam Rete Gas S.p.A.	8,086,884	1.3
			9,981,164	1.6

		Telecommunication Services: 13.4%
3,787,230		Bezeq Israeli Telecommunication Corp., Ltd.	6,422,613	1.0
220,530	@	Cellcom Israel Ltd.	3,069,778	0.5
136,419		CenturyTel, Inc.	4,344,945	0.7
6,400		KDDI Corp.	394,338	0.1
52,240		MegaFon OAO GDR	1,752,878	0.3
74,500		Mobile Telesystems OJSC	746,079	0.1
377,985		Mobile Telesystems OJSC - ADR ADR	8,175,815	1.3
454,600		Oi SA	691,751	0.1
452,534		Portugal Telecom SGPS S.A.	1,970,077	0.3

43,120	@	SBA Communications Corp.	3,873,901	0.6
724,586		TDC A/S	7,028,394	1.1
188,223		Tele2 AB	2,137,779	0.3
3,721,518		Telecom Italia S.p.A. RNC	2,920,053	0.5
150,260		Telefonica Brasil SA ADR	2,887,997	0.5
3,661,500		Telekomunikasi Indonesia Persero Tbk PT	648,045	0.1
9,400		TELUS Corp.	323,525	0.1
121,199		Tim Participacoes SA ADR	3,180,262	0.5
767,840	@	Turkcell Iletisim Hizmet AS	4,069,323	0.6
134,130		Verizon Communications, Inc.	6,591,148	1.0
2,355,928		Vodafone Group PLC	9,275,789	1.5
805,650		Windstream Holdings, Inc.	6,429,087	1.0
4,574,000		XL Axiata Tbk PT	1,956,894	0.3
121,170		Ziggo NV	5,540,891	0.9
			84,431,362	13.4

		Utilities: 53.1%
858,230		AES Corp.	12,452,917	2.0
142,600		AGL Energy Ltd.	1,916,932	0.3
61,570		AGL Resources, Inc.	2,907,951	0.5
595,459		Aguas Andinas SA	384,598	0.1
1,793,000	@	Aksa Enerji Uretim AS	2,151,467	0.4
88,390		Alliant Energy Corp.	4,560,924	0.7
35,330		Ameren Corp.	1,277,533	0.2
219,450		American Electric Power Co., Inc.	10,257,093	1.6
279,165		APA Group	1,498,321	0.2
830,220	@	Calpine Corp.	16,197,592	2.6
9,070		Canadian Utilities Ltd.	304,568	0.0
297,880		CenterPoint Energy, Inc.	6,904,859	1.1
442,869		Centrica PLC	2,553,872	0.4
82,266		CEZ A/S	2,145,867	0.3
646,000		Cheung Kong Infrastructure Holdings Ltd.	4,083,469	0.7
1,541,000		China Longyuan Power Group Corp.	1,987,357	0.3
1,282,000		China Resources Gas Group Ltd.	4,470,809	0.7
151,700		Cia Paranaense de Energia ADR	1,993,338	0.3
424,700		Cia Paranaense de Energia	5,495,853	0.9
598,600		CMS Energy Corp.	16,024,522	2.6
170,360		Dominion Resources, Inc.	11,020,588	1.8
70,660		DTE Energy Co.	4,691,117	0.7
110,240		Duke Energy Corp.	7,607,662	1.2
36,680	@	Dynegy, Inc.	789,354	0.1
248,500		Edison International	11,505,550	1.8
1,106,100		EDP - Energias do Brasil S.A.	5,321,282	0.8
2,001,362		EDP Renovaveis S.A.	10,630,712	1.7
364,986		Enagas	9,534,144	1.5
263,742		Enel Green Power SpA	663,531	0.1
84,330		Energen Corp.	5,966,348	1.0

ING MFS UTILITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

5,029,407		Energias de Portugal S.A.	18,473,554	3.0
204,360		Gas Natural SDG S.A.	5,260,110	0.8
310,779		Gaz de France	7,309,372	1.2
76,820		Great Plains Energy, Inc.	1,862,117	0.3
446,683	@	Infinis Energy Plc	1,727,172	0.3
290,300		Infraestructura Energetica Nova SAB de CV	1,159,955	0.2
37,140		ITC Holdings Corp.	3,558,755	0.6
237,450		Light S.A.	2,226,298	0.4
156,747	@	National Grid PLC	2,050,137	0.3
199,879		NextEra Energy, Inc.	17,113,640	2.7
103,040		NiSource, Inc.	3,387,955	0.5
352,960		Northeast Utilities	14,961,974	2.4
531,609		NRG Energy, Inc.	15,267,811	2.4
253,360		OGE Energy Corp.	8,588,904	1.4
7,347,592		E.ON Russia OJSC	524,145	0.1
192,940		Oneok, Inc.	11,997,009	1.9
96,650		Pinnacle West Capital Corp.	5,114,718	0.8
248,340		Portland General Electric Co.	7,499,868	1.2
103,721		PPL Corp.	3,120,965	0.5
353,750		Public Service Enterprise Group, Inc.	11,334,150	1.8
66,370		Questar Corp.	1,525,846	0.2
83,437		Red Electrica de Espana	5,570,249	0.9
248,101		Scottish & Southern Energy PLC	5,637,929	0.9
115,440		Sempra Energy	10,361,894	1.7
			332,934,657	53.1

	Total Common Stock (Cost $486,633,852)		580,373,841	92.5

PREFERRED STOCK: 4.6%
		Telecommunication Services: 0.2%
12,450	@	Crown Castle International Corp.	1,245,498	0.2

		Utilities: 4.4%
1,069,249		Cia Energetica de Minas Gerais	6,349,551	1.0
65,060	@	Dominion Resources, Inc./VA	3,521,047	0.5
65,170	@	Dominion Resources, Inc./VA	3,532,866	0.6
89,280	@	NextEra Energy, Inc.	5,055,927	0.8
171,180	@	PPL Corp.	9,051,998	1.5
			27,511,389	4.4

	Total Preferred Stock (Cost $30,482,615)		28,756,887	4.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 1.1%
		Communications: 0.9%
1,722,000		SBA Communications Corp., 4.000%, 10/01/14	5,105,730	0.8

253,000	# XM Satellite Radio, Inc., 7.000%, 12/01/14	492,718	0.1
		5,598,448	0.9

		Utilities: 0.2%
910,000	# Viridian Group FundCo II, 11.125%, 04/01/17	1,003,275	0.2

	Total Corporate Bonds/Notes (Cost $3,256,060)	6,601,723	1.1

	Total Investments in Securities (Cost $520,372,527)	$615,732,451	98.2
	Assets in Excess of Other Liabilities	11,466,387	1.8
	Net Assets	$627,198,838	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $520,950,438.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$115,644,865
Gross Unrealized Depreciation	(20,862,852)

Net Unrealized Appreciation	$94,782,013

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		France: 8.8%
50,513		LVMH Moet Hennessy Louis Vuitton S.A.	9,228,461	1.9
49,879		Pernod-Ricard S.A.	5,682,798	1.1
272,648		Sanofi	29,117,533	5.8
			44,028,792	8.8

		Germany: 4.8%
278,917		SAP AG	24,188,234	4.8

		Italy: 1.0%
609,074		Davide Campari-Milano S.p.A.	5,085,543	1.0

		Sweden: 2.1%
320,132		Swedish Match AB	10,292,596	2.1

		Switzerland: 9.6%
654,819		Nestle S.A.	47,991,724	9.6

		United Kingdom: 34.4%
159,421		Admiral Group PLC	3,465,383	0.7
887,728		British American Tobacco PLC	47,648,250	9.5
732,269		Diageo PLC	24,266,474	4.9
384,562		Experian Group Ltd.	7,103,803	1.4
413,614		Imperial Tobacco Group PLC	16,035,114	3.2
426,049		Reckitt Benckiser PLC	33,843,746	6.8
957,022		Unilever PLC	39,377,636	7.9
			171,740,406	34.4

		United States: 37.3%
103,368		3M Co.	14,497,362	2.9
289,098		Accenture PLC	23,769,638	4.8
240,831		Dr Pepper Snapple Group, Inc.	11,733,286	2.3
95,883	L	Herbalife Ltd.	7,545,992	1.5
73,737		Intuit, Inc.	5,627,608	1.1
119,377		Kraft Foods Group, Inc.	6,436,808	1.3
56,913		Mead Johnson Nutrition Co.	4,767,033	1.0
465,847		Microsoft Corp.	17,436,653	3.5
531,013		Mondelez International, Inc.	18,744,759	3.8
129,341		Moody’s Corp.	10,149,388	2.0
99,635		Nike, Inc.	7,835,296	1.6
267,681		Philip Morris International, Inc.	23,323,045	4.7
220,807		Procter & Gamble Co.	17,975,898	3.6
72,929		Visa, Inc.	16,239,830	3.2
			186,082,596	37.3

	Total Common Stock (Cost $367,463,557)		489,409,891	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc(1): 1.5%
1,792,367	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,792,369, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,828,214, due 12/15/15-08/15/53)	1,792,367	0.4
1,792,367	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,792,370, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,828,214, due 04/30/15-03/01/48)	1,792,367	0.3
1,792,367	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,792,370, collateralized by various U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $1,828,215, due 01/24/14-02/01/47)	1,792,367	0.3
1,792,367	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,792,368, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,828,214, due 06/01/17-09/01/44)	1,792,367	0.4

ING MORGAN STANLEY GLOBAL	PORTFOLIO OF INVESTMENTS
FRANCHISE PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

377,334	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $377,334, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $384,881, due 01/23/14-08/15/23)	377,334	0.1
		7,546,802	1.5

	Total Short-Term Investments (Cost $7,546,802)	7,546,802	1.5

	Total Investments in Securities (Cost $375,010,359)	$496,956,693	99.5
	Assets in Excess of Other Liabilities	2,518,440	0.5

	Net Assets	$499,475,133	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

  Cost for federal income tax purposes is $375,802,131.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$122,759,096
Gross Unrealized Depreciation	(1,604,534)

Net Unrealized Appreciation	$121,154,562

Sector Diversification	Percentage of Net Assets

Consumer Staples	64.3%
Information Technology	17.4
Health Care	5.8
Industrials	4.3
Consumer Discretionary	3.5
Financials	2.7
Short-Term Investments	1.5
Assets in Excess of Other Liabilities	0.5

Net Assets	100.0%

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.5%
		Basic Materials: 0.1%
1,100,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	1,083,500	0.1

		Communications: 0.3%
1,200,000		Verizon Communications, Inc., 1.993%, 09/14/18	1,263,215	0.0
1,500,000		Verizon Communications, Inc., 2.500%, 09/15/16	1,551,958	0.1
4,100,000		Verizon Communications, Inc., 3.650%, 09/14/18	4,342,634	0.2
700,000		Verizon Communications, Inc., 4.500%, 09/15/20	749,631	0.0
			7,907,438	0.3

		Consumer, Cyclical: 0.4%
10,600,000		Toyota Motor Credit Corp., 0.529%, 05/17/16	10,636,496	0.4
94,680	±	United Air Lines, Inc., 9.350%, 04/07/16	25,326	0.0
			10,661,822	0.4

		Consumer, Non-cyclical: 1.3%
5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19	6,453,524	0.2
21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39	27,371,887	1.0
2,600,000		Reynolds American, Inc., 6.750%, 06/15/17	2,977,369	0.1
			36,802,780	1.3

		Energy: 1.5%
1,000,000	#	OAO Novatek Via Novatek Finance Ltd., 5.326%, 02/03/16	1,066,250	0.0
1,017,500	#,L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	1,048,025	0.0
9,000,000		Petrobras International Finance Co., 3.875%, 01/27/16	9,309,663	0.3
21,100,000		Petrobras International Finance Co., 7.875%, 03/15/19	23,994,414	0.9
700,000		TNK-BP Finance SA, 7.500%, 07/18/16	789,250	0.0
4,000,000		Transocean, Inc., 4.950%, 11/15/15	4,286,888	0.2
2,700,000		White Nights Finance BV for Gazprom, 10.500%, 03/25/14	2,750,625	0.1
			43,245,115	1.5

		Financial: 8.9%
CAD 4,000,000		American International Group, Inc., 4.900%, 06/02/14	3,819,994	0.1
500,000		American International Group, Inc., 5.450%, 05/18/17	559,094	0.0
200,000		GMAC, Inc., 6.750%, 12/01/14	210,000	0.0
12,200,000		Ally Financial, Inc., 3.439%, 02/11/14	12,217,304	0.4
500,000		Ally Financial, Inc., 3.645%, 06/20/14	508,685	0.0
600,000		Ally Financial, Inc., 4.500%, 02/11/14	602,324	0.0
100,000		Ally Financial, Inc., 4.625%, 06/26/15	104,326	0.0
5,100,000		Ally Financial, Inc., 5.500%, 02/15/17	5,546,250	0.2
3,300,000		Ally Financial, Inc., 7.500%, 09/15/20	3,856,875	0.1
14,000,000		Ally Financial, Inc., 8.300%, 02/12/15	15,085,000	0.5
5,000,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	5,002,167	0.2
7,000,000	#	Banco Santander Brazil SA/Cayman Islands, 2.343%, 03/18/14	7,000,868	0.2
23,500,000		Bank of America Corp., 6.500%, 08/01/16	26,547,832	0.9
13,600,000		Bank of America NA, 0.523%, 06/15/16	13,486,331	0.5
2,300,000	#	Bank of Montreal, 2.850%, 06/09/15	2,378,579	0.1
200,000	#,L	Bank of Nova Scotia, 1.950%, 01/30/17	205,259	0.0
500,000		Barclays Bank PLC, 2.375%, 01/13/14	500,323	0.0
400,000		Barclays Bank PLC, 5.200%, 07/10/14	410,040	0.0
GBP 4,700,000		Barclays Bank PLC, 14.000%, 11/29/49	10,391,710	0.4
1,400,000	#	BBVA, 4.500%, 03/10/16	1,491,000	0.1
2,700,000	#	BBVA, 6.500%, 03/10/21	2,862,000	0.1
8,900,000		BNP Paribas, 1.144%, 01/10/14	8,902,012	0.3
900,000	#	CIT Group, Inc., 5.250%, 04/01/14	911,250	0.0
2,000,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,652,500	0.1
4,100,000		Ford Motor Credit Co., LLC, 7.000%, 04/15/15	4,418,230	0.2
1,700,000		Ford Motor Credit Co., LLC, 8.000%, 12/15/16	2,013,437	0.1
1,900,000		Ford Motor Credit Co., LLC, 8.700%, 10/01/14	2,014,236	0.1

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

2,300,000	#	International Lease Finance Corp., 6.750%, 09/01/16	2,576,000	0.1
4,800,000	#	Intesa Sanpaolo SpA, 2.638%, 02/24/14	4,814,317	0.2
800,000		JPMorgan Chase & Co., 3.150%, 07/05/16	839,158	0.0
GBP 3,300,000		LBG Capital No.1 PLC, 7.588%, 05/12/20	5,822,597	0.2
GBP 4,100,000		LBG Capital No.1 PLC, 7.869%, 08/25/20	7,254,504	0.3
GBP 4,800,000		LBG Capital No.2 PLC, 7.625%, 12/09/19	8,416,573	0.3
GBP 2,700,000		Llyods, 7.867%, 12/17/19	4,761,779	0.2
EUR 1,300,000	L	Llyods, 8.875%, 02/07/20	2,013,489	0.1
GBP 1,300,000	L	Llyods, 15.000%, 12/21/19	3,128,456	0.1
8,600,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	10,173,568	0.4
6,800,000	#	National Australia Bank Ltd., 0.966%, 04/11/14	6,813,110	0.2
12,000,000	#	RCI Banque SA, 2.116%, 04/11/14	12,037,440	0.4
3,900,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	4,192,500	0.1
4,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	4,392,000	0.2
30,200,000	#	SSIF Nevada L.P., 0.944%, 04/14/14	30,254,058	1.1
2,200,000	#	Sumitomo Mitsui Banking Corp., 1.950%, 01/14/14	2,201,174	0.1
2,500,000	+	Vesey Street Investment Trust I, 4.404%, 09/01/16	2,685,790	0.1
5,715,000		Wachovia Corp., 0.576%, 10/28/15	5,711,514	0.2
			251,785,653	8.9

	Total Corporate Bonds/Notes (Cost $329,087,927)		351,486,308	12.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.6%
1,044,223		American Home Mortgage Investment Trust, 2.346%, 02/25/45	1,036,156	0.0
9,710,389		Banc of America Commercial Mortgage Trust 2006-4, 5.617%, 07/10/46	10,687,434	0.4
3,500,000		Banc of America Commercial Mortgage, Inc., 5.734%, 05/10/45	3,820,831	0.1
1,170,459		Banc of America Funding Corp., 2.632%, 05/25/35	1,188,378	0.1

129,233		Banc of America Mortgage Securities, Inc., 2.748%, 07/25/33	129,955	0.0
2,518,762	#	BCAP, LLC Trust, 5.250%, 02/26/36	2,293,645	0.1
5,622,970	#	BCAP, LLC Trust, 5.250%, 08/26/37	5,708,965	0.2
3,481,308		Bear Stearns Adjustable Rate Mortgage Trust, 2.430%, 10/25/35	3,431,426	0.1
121,145		Bear Stearns Adjustable Rate Mortgage Trust, 2.786%, 01/25/34	120,435	0.0
1,685,926		Bear Stearns Alternative-A Trust, 2.598%, 11/25/36	1,169,593	0.1
1,106,880		Bear Stearns Alternative-A Trust, 2.649%, 05/25/35	1,053,142	0.0
2,820,787		Bear Stearns Alternative-A Trust, 2.672%, 11/25/36	2,084,689	0.1
905,890		Bear Stearns Alternative-A Trust, 2.708%, 09/25/35	796,096	0.0
13,701,638		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR16, 5.706%, 06/11/40	15,393,599	0.6
13,774,193		CD 2006-CD2 Mortgage Trust, 5.305%, 01/15/46	14,764,289	0.5
3,622,229		Chase Mortgage Finance Corp., 5.008%, 12/25/35	3,588,830	0.1
1,406,100		Citicorp Mortgage Securities, Inc., 5.500%, 08/25/36	1,404,902	0.1
13,592,280		Citigroup Commercial Mortgage Trust 2006-C5, 5.425%, 10/15/49	14,881,392	0.5
515,646		Citigroup Mortgage Loan Trust, Inc., 2.550%, 10/25/35	500,644	0.0
9,498,229		Citigroup Mortgage Loan Trust, Inc., 5.500%, 09/25/35	9,480,667	0.3
2,498,792	^	Countrywide Alternative Loan Trust, 4.835%, 05/25/35	265,592	0.0
524,828		Countrywide Home Loan Mortgage Pass-through Trust, 0.485%, 03/25/35	452,234	0.0
1,777,713	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.505%, 06/25/35	1,552,799	0.1
10,700,000		Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	11,838,892	0.4
432,410		Downey Savings & Loan Association Mortgage Loan Trust, 2.657%, 07/19/44	427,715	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

EUR 197,895		European Loan Conduit, 0.368%, 05/15/19	265,439	0.0
448,603		Federal Housing Administration, 8.175%, 03/01/27	438,765	0.0
576,729		First Horizon Alternative Mortgage Securities, 2.279%, 03/25/35	460,021	0.0
30,901,636	^	First Horizon Alternative Mortgage Securities, 4.535%, 01/25/36	3,260,500	0.1
2,645,274		First Horizon Alternative Mortgage Securities, 5.073%, 02/25/36	2,558,695	0.1
511,146		GMAC Mortgage Corp. Loan Trust, 2.930%, 11/19/35	483,371	0.0
2		Greenpoint Mortgage Funding Trust, 0.245%, 01/25/47	2	0.0
200,000		Greenwich Capital Commercial Funding Corp., 4.799%, 08/10/42	205,287	0.0
1,900,000		Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	2,090,024	0.1
1,308,370		GSR Mortgage Loan Trust, 2.648%, 09/25/35	1,302,803	0.1
7,170		GSR Mortgage Loan Trust, 6.000%, 03/25/32	7,124	0.0
2,997,947		Harborview Mortgage Loan Trust, 0.356%, 01/19/38	2,459,819	0.1
2,864,867		Harborview Mortgage Loan Trust, 0.406%, 03/19/36	2,109,215	0.1
15,997,825		Homebanc Mortgage Trust, 0.405%, 07/25/35	14,315,094	0.5
78,454		JP Morgan Mortgage Trust, 5.750%, 01/25/36	72,144	0.0
600,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	659,191	0.0
1,300,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, 02/15/51	1,457,273	0.1
1,110,807		Merrill Lynch Mortgage Investors, Inc., 0.375%, 02/25/36	1,018,750	0.0
3,100,000		Merrill Lynch Mortgage Investors, Inc., 0.545%, 08/25/35	2,706,418	0.1
8,870,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 08/12/48	9,674,593	0.4

2,700,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, 03/12/51	2,974,698	0.1
8,100,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.894%, 08/12/49	9,049,794	0.3
192,119		MLCC Mortgage Investors, Inc., 0.415%, 11/25/35	177,467	0.0
15,251,165		Morgan Stanley Capital I Trust 2006-IQ12, 5.319%, 12/15/43	16,677,508	0.6
1,400,000	#	Morgan Stanley Reremic Trust, 5.804%, 08/12/45	1,532,804	0.1
43,653	#	Nomura Asset Acceptance Corp., 7.000%, 02/19/30	43,535	0.0
3,412,892	#	RBSSP Resecuritization Trust, 0.415%, 02/26/37	3,108,427	0.1
131,035		Residential Accredit Loans, Inc., 0.565%, 03/25/33	127,914	0.0
837,874		Residential Accredit Loans, Inc., 1.503%, 09/25/45	675,558	0.0
59,733		Residential Asset Securitization Trust, 0.565%, 05/25/33	58,397	0.0
55,316		Sequoia Mortgage Trust, 0.517%, 07/20/33	54,715	0.0
2,600,000		SLM Student Loan Trust, 0.738%, 10/25/17	2,594,548	0.1
13,963,746		SLM Student Loan Trust, 1.738%, 04/25/23	14,402,159	0.5
1,000,000	#	SLM Student Loan Trust, 2.817%, 12/16/19	1,015,902	0.0
4,066,054		Structured Adjustable Rate Mortgage Loan Trust, 2.463%, 04/25/35	3,939,929	0.1
2,691,707		Structured Asset Mortgage Investments, Inc., 0.385%, 05/25/36	1,980,650	0.1
1,171,078		Structured Asset Mortgage Investments, Inc., 0.416%, 07/19/35	1,128,573	0.1
18,872,174		Wachovia Bank Commercial Mortgage Trust Series 2006-C24, 5.557%, 03/15/45	20,416,729	0.7
47,317		WaMu Mortgage Pass Through Certificates, 1.543%, 06/25/42	43,648	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

161,357	WaMu Mortgage Pass Through Certificates, 2.463%, 10/25/46	152,935	0.0
54,129	Washington Mutual Mortgage Pass-through Certificates, 1.543%, 08/25/42	50,299	0.0
2,475,890	Washington Mutual Mortgage Pass-through Certificates, 2.463%, 08/25/46	2,237,063	0.1
5,028,153	Wells Fargo Mortgage Backed Securities Trust, 2.628%, 03/25/36	4,835,975	0.2
118,147	Wells Fargo Mortgage-Backed Securities Trust, 2.641%, 10/25/33	118,798	0.0

	Total Collateralized Mortgage Obligations (Cost $231,969,451)	241,014,853	8.6

MUNICIPAL BONDS: 3.3%
		California: 1.7%
1,200,000	California Infrastructure & Economic Development Bank, 6.486%, 05/15/49	1,239,060	0.1
4,200,000	California State Public Works Board, 7.804%, 03/01/35	4,744,656	0.2
2,000,000	California State University, 6.484%, 11/01/41	2,263,200	0.1
600,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/33	720,018	0.0
800,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/40	941,088	0.0
6,700,000	Los Angeles Unified School District, 4.500%, 07/01/22	7,291,878	0.3
4,500,000	Bay Area Toll Authority, 7.043%, 04/01/50	5,531,535	0.2
7,700,000	Los Angeles Department of Airports, 6.582%, 05/15/39	8,923,915	0.3
700,000	State of California, 7.500%, 04/01/34	890,764	0.0
2,700,000	State of California, 7.600%, 11/01/40	3,564,567	0.1
1,800,000	Tobacco Securitization Authority of Southern California/CA, 5.125%, 06/01/46	1,218,132	0.0
9,300,000	University of California, 6.270%, 05/15/31	10,031,259	0.4

600,000	University of California, 6.398%, 05/15/31	666,720	0.0
800,000	University of California, 6.548%, 05/15/48	931,240	0.0
		48,958,032	1.7

	Illinois: 0.3%
500,000	Chicago Transit Authority, 6.300%, 12/01/21	544,335	0.0
200,000	Chicago Transit Authority, 6.300%, 12/01/21	217,734	0.0
4,300,000	Chicago Transit Authority, 6.899%, 12/01/40	4,819,956	0.2
2,500,000	Chicago Transit Authority, 6.899%, 12/01/40	2,802,300	0.1
		8,384,325	0.3

	Nebraska: 0.1%
1,500,000	Public Power Generation Agency, 7.242%, 01/01/41	1,602,150	0.1

	Nevada: 0.1%
2,300,000	County of Clark NV, 6.820%, 07/01/45	2,865,915	0.1

	New Jersey: 0.2%
2,945,000	New Jersey State Turnpike Authority, 7.102%, 01/01/41	3,770,955	0.1
2,500,000	New Jersey Transportation Trust Fund Authority, 5.250%, 06/15/36	2,587,175	0.1
		6,358,130	0.2

	New York: 0.7%
5,000,000	Metropolitan Transportation Authority, 5.000%, 11/15/27	5,460,900	0.2
5,900,000	New York City Municipal Water Finance Authority, 5.882%, 06/15/44	6,719,451	0.3
5,900,000	New York City Municipal Water Finance Authority, 6.282%, 06/15/42	6,332,470	0.2
1,000,000	New York State Dormitory Authority, 5.000%, 12/15/30	1,075,410	0.0
1,000,000	New York State Dormitory Authority, 5.000%, 03/15/31	1,063,550	0.0
		20,651,781	0.7

	North Carolina: 0.1%
1,700,000	North Carolina Medical Care Commission, 5.000%, 06/01/42	1,715,045	0.1

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

		Pennsylvania: 0.1%
2,700,000		Pennsylvania Economic Development Financing Authority, 6.532%, 06/15/39	2,738,421	0.1

	Total Municipal Bonds (Cost $84,696,064)		93,273,799	3.3

ASSET-BACKED SECURITIES: 4.4%
		Home Equity Asset-Backed Securities: 1.7%
27,300,000		Accredited Mortgage Loan Trust 2006-1, 0.445%, 04/25/36	19,295,012	0.7
7,029,276		ACE Securities Corp., 1.065%, 12/25/34	6,245,800	0.2
3,796,266		ACE Securities Corp., 1.965%, 10/25/32	3,699,822	0.1
4,259,011		Asset Backed Securities Corp. Home Equity, 1.412%, 08/15/33	4,049,983	0.1
4,366,832		Bear Stearns Asset Backed Securities Trust, 0.365%, 12/25/36	4,063,878	0.2
5,700,000		Bear Stearns Asset Backed Securities Trust, 0.415%, 04/25/37	3,243,465	0.1
2,330,000		Bear Stearns Asset Backed Securities Trust, 0.595%, 11/25/35	2,200,976	0.1
3,500,000		Home Equity Asset Trust 2005-2, 1.260%, 07/25/35	3,090,633	0.1
133,677		MASTR Asset-Backed Securities Trust, 0.215%, 11/25/36	56,900	0.0
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2, 1.080%, 03/25/35	1,948,918	0.1
73,858		New Century Home Equity Loan Trust 2005-2, 0.425%, 06/25/35	73,932	0.0
126,439		Renaissance Home Equity Loan Trust, 1.045%, 08/25/33	119,167	0.0
91,027		Securitized Asset Backed Receivables, LLC Trust, 0.245%, 11/25/36	39,221	0.0
			48,127,707	1.7

		Other Asset-Backed Securities: 2.7%
6,983,840	#	ACA CLO 2006-1 Ltd., 0.488%, 07/25/18	6,964,809	0.2
2,818,603		Bear Stearns Asset Backed Securities Trust, 2.974%, 10/25/36	2,765,592	0.1
73,575		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.905%, 10/25/32	69,703	0.0

63,430		Countrywide Asset-Backed Certificates, 0.265%, 05/25/47	62,459	0.0
3,500,000		Countrywide Asset-Backed Certificates, 0.515%, 04/25/36	3,325,046	0.1
16,154		Credit-Based Asset Servicing and Securitization, LLC, 0.225%, 11/25/36	8,708	0.0
4,800,000		First Frankin Mortgage Loan Trust 2005-FF9, 0.525%, 10/25/35	4,327,733	0.2
175,338		GSAMP Trust, 0.235%, 12/25/36	88,030	0.0
8,756,462	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.463%, 08/07/21	8,667,742	0.3
2,945,405		Lehman XS Trust, 0.565%, 10/25/35	2,842,591	0.1
5,790,558	#	Pacifica CDO Ltd., 0.498%, 01/26/20	5,755,931	0.2
2,500,000		Park Place Securities, Inc., 0.885%, 03/25/35	2,162,200	0.1
328,237		Securitized Asset Backed Receivables, LLC Trust, 0.225%, 12/25/36	113,552	0.0
11,856,985		Small Business Administration, 5.160%, 02/01/28	12,863,279	0.5
970,589		Small Business Administration, 5.290%, 12/01/27	1,056,237	0.0
7,341,924		Small Business Administration, 5.471%, 03/10/18	7,964,448	0.3
7,398,929		Small Business Administration, 5.490%, 03/01/28	8,189,495	0.3
5,075,330		Small Business Administration, 5.902%, 02/10/18	5,534,258	0.2
3,497,898		Soundview Home Equity Loan Trust, 0.305%, 12/25/36	3,412,450	0.1
36,135		Specialty Underwriting & Residential Finance, 0.225%, 01/25/38	36,024	0.0
913,704		Structured Asset Investment Loan Trust 2005-3, 0.735%, 04/25/35	903,369	0.0
			77,113,656	2.7
	Total Asset-Backed Securities (Cost $117,148,681)		125,241,363	4.4

U.S. TREASURY OBLIGATIONS: 32.1%
		Treasury Inflation Indexed Protected Securities: 9.7%
3,907,312	S	0.125%, due 04/15/17	4,018,581	0.1
303,096	S	0.125%, due 04/15/18	309,252	0.0
3,611,510		0.125%, due 01/15/22	3,470,152	0.1
18,686,672		0.125%, due 07/15/22	17,897,590	0.6
1,618,880		0.125%, due 01/15/23	1,528,388	0.1

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

1,657,936		0.625%, due 07/15/21	1,683,128	0.1
5,124,624		1.125%, due 01/15/21	5,385,862	0.2
6,639,518		1.250%, due 07/15/20	7,104,802	0.3
1,620,000		1.375%, due 01/15/20	1,740,235	0.1
63,320,640		1.750%, due 01/15/28	67,770,371	2.4
22,710,117		2.000%, due 01/15/26	25,156,769	0.9
36,550,205		2.375%, due 01/15/25	42,021,332	1.5
62,421,051		2.375%, due 01/15/27	71,903,683	2.5
13,488,472		2.500%, due 01/15/29	15,836,302	0.6
3,176,712		3.625%, due 04/15/28	4,200,706	0.1
1,704,780		3.875%, due 04/15/29	2,335,881	0.1
			272,363,034	9.7

		U.S. Treasury Notes: 22.4%
3,500,000		0.250%, due 12/31/15	3,490,840	0.1
8,300,000		0.375%, due 01/15/16	8,297,410	0.3
4,300,000		0.500%, due 07/31/17	4,208,960	0.2
51,800,000		0.625%, due 07/15/16	51,862,730	1.8
23,500,000		0.625%, due 10/15/16	23,456,854	0.8
21,100,000		0.625%, due 11/15/16	21,035,708	0.8
193,400,000		0.625%, due 12/15/16	192,606,673	6.8
6,500,000		0.625%, due 05/31/17	6,415,701	0.2
4,300,000		0.625%, due 08/31/17	4,219,375	0.2
67,400,000	S	0.750%, due 03/31/18	65,470,136	2.3
17,400,000		0.875%, due 09/15/16	17,504,000	0.6
8,800,000		0.875%, due 12/31/16	8,820,627	0.3
18,000,000		0.875%, due 01/31/17	18,019,692	0.6
11,800,000		0.875%, due 02/28/17	11,798,159	0.4
9,800,000		0.875%, due 04/30/17	9,770,904	0.4
1,600,000		1.000%, due 08/31/16	1,615,000	0.1
2,200,000		1.000%, due 03/31/17	2,205,071	0.1
10,500,000		1.250%, due 10/31/18	10,288,772	0.4
60,600,000		1.250%, due 11/30/18	59,272,012	2.1
3,400,000		1.500%, due 07/31/16	3,477,697	0.1
7,747,000	S	1.500%, due 08/31/18	7,704,330	0.3
97,400,000		1.500%, due 12/31/18	96,254,771	3.4
1,000,000		1.750%, due 05/31/16	1,029,062	0.0
800,000		3.000%, due 02/28/17	852,594	0.0
400,000		3.125%, due 01/31/17	427,688	0.0
2,300,000		3.250%, due 03/31/17	2,472,141	0.1
			632,576,907	22.4

	Total U.S. Treasury Obligations (Cost $925,063,435)		904,939,941	32.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.5%
		Federal Home Loan Mortgage Corporation: 8.6%##
31,288		0.517%, due 12/15/29	31,367	0.0
112,600,000		0.750%, due 01/12/18	109,654,834	3.9
900,000		0.875%, due 03/07/18	874,785	0.1
11,800,000		1.000%, due 03/08/17	11,824,768	0.4
19,600,000		1.000%, due 06/29/17	19,492,435	0.7
14,600,000		1.000%, due 07/28/17	14,515,408	0.5
14,700,000		1.000%, due 09/29/17	14,535,786	0.5
21,800,000		1.250%, due 05/12/17	21,960,339	0.8
743,450		1.344%, due 10/25/44	753,765	0.0
1,422,167		1.544%, due 07/25/44	1,447,458	0.1
256,543		2.014%, due 09/01/35	270,494	0.0
21,903		2.335%, due 06/01/24	23,314	0.0
33,568		2.375%, due 11/01/31	35,754	0.0
2,503,227		2.466%, due 06/01/35	2,674,576	0.1
687,513		2.576%, due 01/01/29	737,048	0.0
41,744		3.500%, due 07/15/32	43,350	0.0
800,000		3.750%, due 03/27/19	872,601	0.1
80,934		4.500%, due 06/01/39	85,846	0.0
402,623		4.500%, due 10/01/39	427,142	0.0
10,545,518		4.500%, due 05/01/40	11,188,225	0.4
105,316		4.500%, due 09/01/40	111,791	0.0

69,455	4.500%, due 03/01/41	73,737	0.0
2,553,483	4.500%, due 09/01/41	2,710,566	0.1
958,917	4.500%, due 09/01/41	1,017,993	0.1
130,609	5.336%, due 03/01/35	138,111	0.0
500,000	5.500%, due 08/23/17	575,685	0.0
23,590	5.500%, due 01/01/19	25,730	0.0
255,655	5.500%, due 09/01/19	277,283	0.0
46,343	5.500%, due 11/01/21	50,563	0.0
190,860	5.500%, due 03/01/23	208,358	0.0
55,153	5.500%, due 03/01/34	60,751	0.0
35,272	5.500%, due 05/01/36	38,511	0.0
44,799	5.500%, due 12/01/36	48,932	0.0
271,142	5.500%, due 03/01/37	296,019	0.0
103,887	5.500%, due 04/01/37	113,419	0.0
410,796	5.500%, due 05/01/37	449,280	0.0
233,140	5.500%, due 09/01/37	254,543	0.0
45,242	5.500%, due 09/01/37	49,393	0.0
74,457	5.500%, due 10/01/37	81,289	0.0
277,775	5.500%, due 11/01/37	303,260	0.0
224,162	5.500%, due 12/01/37	244,728	0.0
35,929	5.500%, due 01/01/38	39,615	0.0
56,500	5.500%, due 01/01/38	61,684	0.0
769,254	5.500%, due 02/01/38	839,832	0.0
592,191	5.500%, due 02/01/38	646,524	0.0
349,434	5.500%, due 03/01/38	381,545	0.0
43,052	5.500%, due 04/01/38	47,003	0.0
270,299	5.500%, due 05/01/38	296,622	0.0
66,737	5.500%, due 05/01/38	72,860	0.0
306,268	5.500%, due 06/01/38	334,368	0.0
1,148,653	5.500%, due 06/01/38	1,254,041	0.1
1,310,102	5.500%, due 07/01/38	1,430,303	0.1
43,082	5.500%, due 08/01/38	47,035	0.0
253,938	5.500%, due 08/01/38	277,248	0.0
302,914	5.500%, due 09/01/38	330,706	0.0
290,757	5.500%, due 10/01/38	317,434	0.0
278,892	5.500%, due 10/01/38	304,480	0.0
35,528	5.500%, due 11/01/38	38,788	0.0
944,115	5.500%, due 11/01/38	1,030,736	0.1
87,055	5.500%, due 12/01/38	95,346	0.0
78,461	5.500%, due 12/01/38	85,939	0.0
198,040	5.500%, due 01/01/39	216,259	0.0
586,173	5.500%, due 03/01/39	639,954	0.0
195,392	5.500%, due 07/01/39	213,319	0.0
130,372	5.500%, due 12/01/39	142,344	0.0
749,941	5.500%, due 03/01/40	818,747	0.0
266,348	5.500%, due 08/01/40	290,786	0.0
587,082	5.500%, due 08/01/40	640,946	0.0
232,590	5.500%, due 08/01/40	254,579	0.0
248,559	6.000%, due 01/01/22	274,561	0.0
283,542	6.000%, due 03/01/22	313,179	0.0
713,598	6.000%, due 10/01/22	788,204	0.0
2,366,220	6.000%, due 09/01/27	2,618,731	0.1
36,103	6.000%, due 05/01/35	40,421	0.0
969,459	6.000%, due 11/01/37	1,070,390	0.1
109,021	6.000%, due 12/01/37	120,371	0.0
1,317,381	6.000%, due 12/01/37	1,454,534	0.1
1,870,732	6.000%, due 01/01/38	2,065,495	0.1
1,952,913	6.000%, due 01/01/38	2,156,231	0.1
222,378	6.000%, due 02/01/38	245,628	0.0
93,381	6.000%, due 08/01/39	103,276	0.0
11,317	6.000%, due 09/01/39	12,528	0.0
21,777	6.500%, due 07/01/19	24,241	0.0
525,123	6.500%, due 02/25/43	614,217	0.0
26,264	8.250%, due 08/15/21	29,830	0.0
		241,660,117	8.6

	Federal National Mortgage Association: 30.2%##
15,200,000	0.365%, due 10/27/37	15,089,792	0.6
36,652	0.665%, due 03/25/17	36,859	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

11,700,000		0.875%, due 08/28/17	11,557,903	0.4
21,000,000		0.875%, due 12/20/17	20,572,881	0.7
4,800,000		0.875%, due 02/08/18	4,681,757	0.2
900,000		0.875%, due 05/21/18	871,140	0.1
117,942		1.065%, due 04/25/32	119,750	0.0
3,000,000		1.125%, due 04/27/17	3,013,140	0.1
5,500,000		1.250%, due 01/30/17	5,568,700	0.2
111,131		1.339%, due 08/01/42	113,380	0.0
90,293		1.339%, due 08/01/42	92,617	0.0
113,056		1.339%, due 10/01/44	114,997	0.0
1,118,855		1.879%, due 08/01/35	1,171,429	0.1
600,848		2.278%, due 10/01/35	642,765	0.0
433,527		2.292%, due 02/01/34	462,903	0.0
1,020,689		2.300%, due 10/01/35	1,075,202	0.1
900,000	^	2.310%, due 08/01/22	824,031	0.0
1,226,219		2.347%, due 10/01/35	1,309,204	0.1
2,243,388		2.485%, due 11/01/34	2,399,086	0.1
659,688		2.560%, due 09/01/34	698,742	0.0
9,800,000	^	2.640%, due 06/01/22	9,423,687	0.4
2,100,000	^	2.870%, due 09/01/27	1,826,342	0.1
30,767		3.139%, due 05/01/36	31,917	0.0
9,792,644		3.157%, due 05/01/22	9,823,704	0.4
289,460		3.330%, due 11/01/21	294,401	0.0
78,000,000	W	3.500%, due 01/25/26	81,592,267	2.9
2,981,245		3.500%, due 12/01/41	2,970,196	0.1
989,995		3.500%, due 08/01/42	986,315	0.1
1,836,728		3.500%, due 10/01/42	1,829,881	0.1
974,835		3.500%, due 03/01/43	969,694	0.1
0		3.500%, due 06/01/43	0	–
0		3.500%, due 11/01/43	0	–
15,886		4.000%, due 07/01/18	16,860	0.0
896,023		4.000%, due 10/01/18	951,237	0.1
210,510		4.000%, due 12/01/18	223,578	0.0
1,307,298		4.000%, due 05/01/19	1,388,188	0.1
6,570		4.000%, due 06/01/19	6,970	0.0
714,391		4.000%, due 05/01/20	758,475	0.0
210,099		4.000%, due 07/01/21	224,699	0.0
4,650,136		4.000%, due 03/01/24	4,942,339	0.2
3,155,030		4.000%, due 06/01/24	3,350,803	0.1
1,632,484		4.000%, due 12/01/24	1,734,494	0.1
8,595		4.000%, due 06/01/25	9,128	0.0
342,745		4.000%, due 06/01/25	364,125	0.0
11,439		4.000%, due 08/01/25	12,148	0.0
9,144		4.000%, due 08/01/25	9,708	0.0
8,743		4.000%, due 09/01/25	9,283	0.0
850,297		4.000%, due 10/01/25	903,219	0.1
207,881		4.000%, due 11/01/25	220,805	0.0
10,816		4.000%, due 01/01/26	11,488	0.0
302,163		4.000%, due 01/01/26	320,807	0.0
2,619		4.000%, due 01/01/26	2,782	0.0
44,446		4.000%, due 02/01/26	47,194	0.0
14,420		4.000%, due 04/01/26	15,313	0.0
50,491		4.000%, due 04/01/26	53,617	0.0
46,719		4.000%, due 05/01/26	49,626	0.0
419,289		4.000%, due 06/01/26	445,288	0.0
48,037		4.000%, due 06/01/26	51,000	0.0
110,741		4.000%, due 06/01/26	117,628	0.0
321,563		4.000%, due 08/01/26	341,547	0.0
491,200		4.000%, due 09/01/26	521,692	0.0
23,630		4.000%, due 05/01/29	24,684	0.0
167,452		4.000%, due 11/01/30	175,057	0.0
82,743		4.000%, due 02/01/31	86,469	0.0
45,074,046		4.000%, due 12/01/39	46,545,941	1.7
28,000,000	W	4.000%, due 08/25/40	28,831,250	1.0
1,012,286		4.000%, due 07/01/42	1,043,270	0.1
991,792		4.000%, due 10/01/43	1,023,511	0.1
1,979,073		4.000%, due 10/01/43	2,042,284	0.1
278,399		4.413%, due 12/01/36	295,385	0.0
170,718		4.500%, due 11/01/17	181,918	0.0
199,330		4.500%, due 04/01/18	212,580	0.0

645,272	4.500%, due 04/01/18	688,096	0.0
655,737	4.500%, due 05/01/18	699,201	0.0
1,994	4.500%, due 05/01/18	2,126	0.0
29,242	4.500%, due 06/01/18	31,184	0.0
3,844	4.500%, due 08/01/18	4,098	0.0
535,030	4.500%, due 09/01/18	570,439	0.0
858,017	4.500%, due 10/01/18	914,845	0.1
598,144	4.500%, due 12/01/18	637,898	0.0
124,192	4.500%, due 05/01/19	132,409	0.0
890,789	4.500%, due 05/01/19	949,843	0.1
24,179	4.500%, due 05/01/19	25,782	0.0
876,907	4.500%, due 01/01/20	934,888	0.1
240,378	4.500%, due 02/01/20	256,545	0.0
24,660	4.500%, due 05/01/20	26,244	0.0
690,519	4.500%, due 08/01/20	736,375	0.0
43,467	4.500%, due 08/01/20	46,380	0.0
38,514	4.500%, due 09/01/20	41,115	0.0
44,432	4.500%, due 12/01/20	47,363	0.0
701,296	4.500%, due 11/01/21	747,861	0.0
5,356,586	4.500%, due 03/01/22	5,710,797	0.2
130,523	4.500%, due 11/01/22	139,369	0.0
3,648	4.500%, due 03/01/23	3,893	0.0
11,055	4.500%, due 04/01/23	11,802	0.0
72,618	4.500%, due 05/01/23	77,513	0.0
1,199,357	4.500%, due 05/01/23	1,279,597	0.1
93,890	4.500%, due 05/01/23	100,165	0.0
3,047	4.500%, due 06/01/23	3,252	0.0
293,735	4.500%, due 07/01/23	313,540	0.0
120,837	4.500%, due 04/01/24	128,858	0.0
462,864	4.500%, due 04/01/24	493,743	0.0
35,733	4.500%, due 05/01/24	38,112	0.0
276,549	4.500%, due 05/01/24	295,125	0.0
114,607	4.500%, due 06/01/24	122,197	0.0
158,118	4.500%, due 08/01/24	168,703	0.0
16,718	4.500%, due 09/01/24	17,837	0.0
166,677	4.500%, due 01/01/25	177,748	0.0
163,219	4.500%, due 02/01/25	174,034	0.0
112,982	4.500%, due 03/01/25	120,435	0.0
64,672	4.500%, due 04/01/25	69,172	0.0
88,222	4.500%, due 04/01/25	94,075	0.0
43,619	4.500%, due 04/01/25	46,518	0.0
27,726	4.500%, due 04/01/25	29,563	0.0
201,122	4.500%, due 05/01/25	214,500	0.0
9,039	4.500%, due 06/01/25	9,638	0.0
1,217,337	4.500%, due 07/01/25	1,298,276	0.1
9,967	4.500%, due 07/01/25	10,639	0.0
235,454	4.500%, due 10/01/25	249,490	0.0
242,470	4.500%, due 12/01/25	258,313	0.0
623,521	4.500%, due 03/01/26	665,057	0.0
113,596	4.500%, due 05/01/26	120,977	0.0
162,118	4.500%, due 06/01/26	173,135	0.0
144,658	4.500%, due 07/01/26	154,332	0.0
3,046,193	4.500%, due 04/01/29	3,244,662	0.1
574,154	4.500%, due 06/01/29	611,686	0.0
43,818	4.500%, due 06/01/29	46,693	0.0
512,945	4.500%, due 07/01/29	546,697	0.0
11,172	4.500%, due 10/01/29	11,902	0.0
68,082	4.500%, due 06/01/30	72,599	0.0
1,707,810	4.500%, due 10/01/30	1,820,558	0.1
334,810	4.500%, due 05/01/31	360,025	0.0
230,733	4.500%, due 10/01/33	245,772	0.0
90,111	4.500%, due 01/01/34	95,950	0.0
28,392	4.500%, due 07/01/34	30,205	0.0
130,456	4.500%, due 09/01/35	138,509	0.0
12,780	4.500%, due 09/01/35	13,570	0.0
221,958	4.500%, due 11/01/35	236,048	0.0
476,516	4.500%, due 02/01/36	505,624	0.0
6,553,001	4.500%, due 06/01/36	6,947,686	0.3
570,842	4.500%, due 01/01/37	605,531	0.0
182,110	4.500%, due 09/01/37	193,948	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

21,308		4.500%, due 02/01/38	22,592	0.0
160,200		4.500%, due 01/01/39	170,011	0.0
26,000,000	W	4.500%, due 01/25/39	27,556,953	1.0
95,000,000	W	4.500%, due 02/01/39	100,377,147	3.6
216,695		4.500%, due 02/01/39	230,079	0.0
106,967		4.500%, due 04/01/39	113,461	0.0
515,202		4.500%, due 04/01/39	547,036	0.0
0		4.500%, due 04/01/39	0	–
551,572		4.500%, due 04/01/39	585,257	0.0
4,374		4.500%, due 05/01/39	4,638	0.0
537,260		4.500%, due 05/01/39	570,249	0.0
587,014		4.500%, due 05/01/39	622,973	0.0
64,737		4.500%, due 05/01/39	68,752	0.0
20,574		4.500%, due 05/01/39	21,865	0.0
88,934		4.500%, due 06/01/39	94,362	0.0
575,103		4.500%, due 06/01/39	610,000	0.0
279,251		4.500%, due 07/01/39	296,914	0.0
514,316		4.500%, due 07/01/39	545,312	0.0
8,015,993		4.500%, due 07/01/39	8,507,263	0.3
153,551		4.500%, due 07/01/39	162,969	0.0
463,035		4.500%, due 08/01/39	491,218	0.0
343,959		4.500%, due 08/01/39	365,052	0.0
663,752		4.500%, due 08/01/39	704,410	0.0
1,509,203		4.500%, due 08/01/39	1,601,997	0.1
1,059,087		4.500%, due 09/01/39	1,124,574	0.1
1,112,129		4.500%, due 10/01/39	1,180,548	0.1
527,777		4.500%, due 11/01/39	559,870	0.0
65,089		4.500%, due 11/01/39	69,090	0.0
85,078		4.500%, due 12/01/39	90,314	0.0
28,367		4.500%, due 12/01/39	30,114	0.0
2,657,107		4.500%, due 01/01/40	2,819,661	0.1
14,521		4.500%, due 01/01/40	15,404	0.0
9,780,516		4.500%, due 01/01/40	10,382,341	0.4
491,836		4.500%, due 02/01/40	522,047	0.0
1,072,275		4.500%, due 02/01/40	1,144,370	0.1
2,000,000	W	4.500%, due 02/15/40	2,116,797	0.1
398,907		4.500%, due 04/01/40	423,402	0.0
5,013,670		4.500%, due 04/01/40	5,321,584	0.2
142,243		4.500%, due 05/01/40	150,837	0.0
22,320		4.500%, due 06/01/40	23,687	0.0
2,097,340		4.500%, due 06/01/40	2,227,415	0.1
770,322		4.500%, due 06/01/40	817,576	0.0
281,130		4.500%, due 06/01/40	298,590	0.0
489,683		4.500%, due 06/01/40	519,910	0.0
388,310		4.500%, due 07/01/40	412,360	0.0
779,980		4.500%, due 07/01/40	828,006	0.0
510,044		4.500%, due 07/01/40	541,551	0.0
76,185		4.500%, due 08/01/40	81,129	0.0
198,009		4.500%, due 08/01/40	210,179	0.0
578,115		4.500%, due 08/01/40	613,522	0.0
18,219		4.500%, due 08/01/40	19,341	0.0
844,381		4.500%, due 08/01/40	896,521	0.1
20,196		4.500%, due 08/01/40	21,448	0.0
578,129		4.500%, due 08/01/40	613,828	0.0
177,632		4.500%, due 08/01/40	188,652	0.0
581,375		4.500%, due 08/01/40	617,170	0.0
7,976,742		4.500%, due 08/01/40	8,469,230	0.3
16,342		4.500%, due 08/01/40	17,353	0.0
147,496		4.500%, due 09/01/40	156,599	0.0
131,154		4.500%, due 09/01/40	139,224	0.0
1,310,958		4.500%, due 09/01/40	1,391,736	0.1
81,004		4.500%, due 09/01/40	85,988	0.0
920,513		4.500%, due 09/01/40	977,171	0.1
19,201,063		4.500%, due 09/01/40	20,332,224	0.7
135,479		4.500%, due 09/01/40	143,784	0.0
107,132		4.500%, due 09/01/40	113,729	0.0
14,290		4.500%, due 09/01/40	15,172	0.0
0		4.500%, due 09/01/40	0	–
0		4.500%, due 09/01/40	0	–
238,492		4.500%, due 10/01/40	253,169	0.0

377,860	4.500%, due 10/01/40	401,160	0.0
0	4.500%, due 10/01/40	0	–
844,223	4.500%, due 10/01/40	896,326	0.1
464,647	4.500%, due 10/01/40	493,451	0.0
502,287	4.500%, due 11/01/40	532,995	0.0
164,946	4.500%, due 11/01/40	175,128	0.0
820,291	4.500%, due 11/01/40	871,383	0.1
359,463	4.500%, due 11/01/40	381,547	0.0
619,568	4.500%, due 12/01/40	657,739	0.0
226,018	4.500%, due 12/01/40	240,041	0.0
20,833	4.500%, due 12/01/40	22,117	0.0
219,335	4.500%, due 12/01/40	232,847	0.0
159,962	4.500%, due 12/01/40	169,821	0.0
282,431	4.500%, due 12/01/40	299,857	0.0
2,999,999	4.500%, due 01/01/41	3,184,860	0.1
7,301,525	4.500%, due 01/01/41	7,749,307	0.3
67,838	4.500%, due 01/01/41	72,020	0.0
344,603	4.500%, due 01/01/41	365,835	0.0
182,233	4.500%, due 02/01/41	193,508	0.0
236,188	4.500%, due 02/01/41	250,748	0.0
493,975	4.500%, due 02/01/41	524,553	0.0
372,316	4.500%, due 02/01/41	395,247	0.0
0	4.500%, due 02/01/41	0	–
507,195	4.500%, due 02/01/41	538,593	0.0
0	4.500%, due 02/01/41	0	–
0	4.500%, due 02/01/41	0	–
7,904,889	4.500%, due 02/01/41	8,393,119	0.3
1,111,677	4.500%, due 03/01/41	1,180,172	0.1
607,492	4.500%, due 03/01/41	644,950	0.0
32,896	4.500%, due 03/01/41	34,917	0.0
7,842,161	4.500%, due 03/01/41	8,324,789	0.3
482,487	4.500%, due 03/01/41	512,386	0.0
0	4.500%, due 03/01/41	0	–
0	4.500%, due 03/01/41	0	–
186,442	4.500%, due 03/01/41	198,046	0.0
178,447	4.500%, due 03/01/41	189,484	0.0
358,512	4.500%, due 03/01/41	380,574	0.0
137,043	4.500%, due 03/01/41	145,465	0.0
835,649	4.500%, due 03/01/41	887,150	0.1
85,187	4.500%, due 04/01/41	90,468	0.0
533,650	4.500%, due 04/01/41	566,702	0.0
0	4.500%, due 04/01/41	0	–
2,739,271	4.500%, due 04/01/41	2,908,817	0.1
624,594	4.500%, due 04/01/41	663,209	0.0
239,919	4.500%, due 04/01/41	254,724	0.0
0	4.500%, due 04/01/41	0	–
149,560	4.500%, due 04/01/41	158,754	0.0
208,341	4.500%, due 04/01/41	221,216	0.0
39,889	4.500%, due 04/01/41	42,348	0.0
1,391,268	4.500%, due 04/01/41	1,477,380	0.1
0	4.500%, due 04/01/41	0	–
188,402	4.500%, due 04/01/41	200,029	0.0
821,486	4.500%, due 05/01/41	876,538	0.1
528,223	4.500%, due 05/01/41	560,899	0.0
1,975,042	4.500%, due 05/01/41	2,097,019	0.1
5,866,454	4.500%, due 05/01/41	6,229,215	0.2
16,072,339	4.500%, due 05/01/41	17,116,137	0.6
0	4.500%, due 05/01/41	0	–
16,875	4.500%, due 05/01/41	17,936	0.0
160,751	4.500%, due 05/01/41	170,668	0.0
2,241,176	4.500%, due 05/01/41	2,380,052	0.1
2,547,892	4.500%, due 05/01/41	2,705,228	0.1
173,104	4.500%, due 05/01/41	183,793	0.0
0	4.500%, due 05/01/41	0	–
27,911	4.500%, due 05/01/41	29,622	0.0
1,549,864	4.500%, due 06/01/41	1,645,461	0.1
0	4.500%, due 06/01/41	0	–
77,917	4.500%, due 06/01/41	82,716	0.0
0	4.500%, due 06/01/41	0	–
221,787	4.500%, due 06/01/41	235,475	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

0	4.500%, due 06/01/41	0	–
0	4.500%, due 06/01/41	0	–
1,533,106	4.500%, due 06/01/41	1,628,030	0.1
0	4.500%, due 06/01/41	0	–
0	4.500%, due 07/01/41	0	–
237,341	4.500%, due 07/01/41	251,996	0.0
317,020	4.500%, due 07/01/41	336,452	0.0
14,553	4.500%, due 07/01/41	15,449	0.0
6,358,076	4.500%, due 07/01/41	6,751,107	0.3
635,307	4.500%, due 07/01/41	674,655	0.0
0	4.500%, due 07/01/41	0	–
794,661	4.500%, due 07/01/41	843,795	0.0
85,539	4.500%, due 07/01/41	90,833	0.0
36,191	4.500%, due 07/01/41	38,428	0.0
662,666	4.500%, due 07/01/41	703,592	0.0
312,472	4.500%, due 08/01/41	331,691	0.0
278,012	4.500%, due 08/01/41	295,014	0.0
110,955	4.500%, due 08/01/41	117,808	0.0
957,174	4.500%, due 08/01/41	1,021,365	0.1
696,979	4.500%, due 08/01/41	739,810	0.0
212,202	4.500%, due 08/01/41	225,196	0.0
675,958	4.500%, due 08/01/41	717,553	0.0
0	4.500%, due 08/01/41	0	–
820,724	4.500%, due 08/01/41	871,514	0.1
33,216	4.500%, due 09/01/41	35,273	0.0
8,074,263	4.500%, due 09/01/41	8,572,444	0.3
0	4.500%, due 09/01/41	0	–
104,793	4.500%, due 09/01/41	111,286	0.0
2,742,260	4.500%, due 09/01/41	2,914,361	0.1
757,848	4.500%, due 10/01/41	804,475	0.0
237,085	4.500%, due 10/01/41	251,647	0.0
745,312	4.500%, due 10/01/41	791,426	0.0
177,096	4.500%, due 10/01/41	188,050	0.0
33,310	4.500%, due 11/01/41	35,370	0.0
21,901,381	4.500%, due 11/01/41	23,251,911	0.8
3,917,708	4.500%, due 12/01/41	4,159,568	0.2
827,326	4.500%, due 12/01/41	878,292	0.1
166,213	4.500%, due 01/01/42	176,524	0.0
312,832	4.500%, due 01/01/42	332,009	0.0
64,920	4.500%, due 01/01/42	69,001	0.0
46,379	4.500%, due 02/01/42	49,227	0.0
230,654	4.500%, due 03/01/42	245,190	0.0
44,835	4.500%, due 03/01/42	47,678	0.0
404,614	4.500%, due 04/01/42	429,042	0.0
30,069	4.500%, due 08/01/42	31,977	0.0
30,836	4.500%, due 09/01/42	32,728	0.0
30,000	4.500%, due 01/01/43	31,860	0.0
47,632	4.500%, due 12/01/43	50,623	0.0
1,600,000	5.000%, due 02/13/17	1,801,366	0.1
1,800,000	5.000%, due 05/11/17	2,034,310	0.1
5,179	5.000%, due 04/01/23	5,623	0.0
350,820	5.000%, due 04/01/26	380,585	0.0
398,052	5.000%, due 05/01/26	432,121	0.0
267,941	5.000%, due 08/01/27	290,485	0.0
114,072	5.000%, due 04/01/28	125,067	0.0
589,680	5.000%, due 05/01/33	641,874	0.0
99,137	5.000%, due 08/01/33	108,064	0.0
1,395,664	5.000%, due 09/01/33	1,521,391	0.1
334,264	5.000%, due 02/01/34	364,688	0.0
694,146	5.000%, due 03/01/34	756,977	0.0
248,222	5.000%, due 06/01/34	270,238	0.0
43,543	5.000%, due 11/01/34	47,374	0.0
1,717,002	5.000%, due 03/01/35	1,867,730	0.1
170,131	5.000%, due 04/01/35	184,938	0.0
53,875	5.000%, due 05/01/35	58,602	0.0
6,219,911	5.000%, due 07/01/35	6,771,919	0.3
517,355	5.000%, due 08/01/35	562,640	0.0
58,652	5.000%, due 08/01/35	63,799	0.0
29,799	5.000%, due 09/01/35	32,497	0.0
599,067	5.000%, due 10/01/35	651,323	0.0

17,344		5.000%, due 10/01/35	18,860	0.0
326,825		5.000%, due 03/01/36	355,387	0.0
341,975		5.000%, due 04/01/36	371,529	0.0
313,491		5.000%, due 05/01/36	340,810	0.0
222,473		5.000%, due 04/01/39	241,539	0.0
243,649		5.000%, due 07/01/39	264,898	0.0
36,000,000	W	5.000%, due 01/13/40	39,102,196	1.4
616,910		5.000%, due 03/01/41	674,092	0.0
289,133		5.000%, due 04/01/41	315,919	0.0
500,000		5.375%, due 06/12/17	572,030	0.0
2,134		5.500%, due 10/01/14	2,265	0.0
1,245		5.500%, due 10/01/16	1,324	0.0
5,992		5.500%, due 11/01/16	6,374	0.0
225,762		5.500%, due 01/01/18	241,655	0.0
4,392		5.500%, due 03/01/18	4,701	0.0
11,489		5.500%, due 01/01/20	12,303	0.0
9,282		5.500%, due 02/01/21	10,152	0.0
3,551		5.500%, due 12/01/22	3,902	0.0
279,263		5.500%, due 06/01/23	306,798	0.0
481,944		5.500%, due 02/01/24	529,466	0.0
59,536		5.500%, due 01/01/25	65,069	0.0
3,225,493		5.500%, due 05/01/25	3,452,102	0.1
16,963		5.500%, due 08/01/25	18,540	0.0
10,573		5.500%, due 01/01/32	11,648	0.0
4,546		5.500%, due 04/01/33	5,015	0.0
108,542		5.500%, due 10/01/33	119,758	0.0
88,723		5.500%, due 10/01/33	97,586	0.0
40,600		5.500%, due 11/01/33	44,765	0.0
141,298		5.500%, due 11/01/33	155,359	0.0
3,524		5.500%, due 11/01/33	3,887	0.0
63,788		5.500%, due 11/01/33	70,305	0.0
82,642		5.500%, due 12/01/33	90,903	0.0
5,559		5.500%, due 12/01/33	6,131	0.0
1,164,409		5.500%, due 12/01/33	1,282,406	0.1
584,833		5.500%, due 12/01/33	645,163	0.0
139,705		5.500%, due 12/01/33	154,064	0.0
90,566		5.500%, due 12/01/33	99,930	0.0
3,526		5.500%, due 01/01/34	3,891	0.0
47,384		5.500%, due 01/01/34	52,142	0.0
43,844		5.500%, due 01/01/34	48,330	0.0
168,996		5.500%, due 01/01/34	186,429	0.0
117,614		5.500%, due 11/01/34	130,163	0.0
247,606		5.500%, due 11/01/34	272,949	0.0
4,812		5.500%, due 12/01/34	5,302	0.0
128,492		5.500%, due 01/01/35	141,194	0.0
169,043		5.500%, due 01/01/35	186,121	0.0
31,513		5.500%, due 01/01/35	34,733	0.0
54,133		5.500%, due 02/01/35	59,787	0.0
7,335,559		5.500%, due 02/01/35	8,081,645	0.3
188,545		5.500%, due 03/01/35	207,995	0.0
2,813,247		5.500%, due 08/01/35	3,119,829	0.1
3,601		5.500%, due 11/01/35	3,970	0.0
2,552		5.500%, due 12/01/35	2,806	0.0
4,567		5.500%, due 12/01/35	5,033	0.0
500,000		5.500%, due 01/01/36	550,529	0.0
6,680		5.500%, due 02/01/36	7,333	0.0
72,579		5.500%, due 04/01/36	79,921	0.0
4,909,902		5.500%, due 07/01/36	5,410,112	0.2
3,110		5.500%, due 08/01/36	3,424	0.0
240,440		5.500%, due 09/01/36	265,017	0.0
492,873		5.500%, due 01/01/37	545,632	0.0
88,243		5.500%, due 01/01/37	97,064	0.0
315,807		5.500%, due 02/01/37	347,615	0.0
65,646		5.500%, due 04/01/37	72,251	0.0
3,598		5.500%, due 05/01/37	3,956	0.0
221,052		5.500%, due 05/01/37	243,050	0.0
154,975		5.500%, due 06/01/37	170,563	0.0
248,607		5.500%, due 06/01/37	273,505	0.0
170,780		5.500%, due 06/01/37	187,775	0.0
167,611		5.500%, due 07/01/37	184,328	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

246,135	5.500%, due 08/01/37	270,958	0.0
159,093	5.500%, due 08/01/37	174,970	0.0
694,320	5.500%, due 09/01/37	763,837	0.0
2,781	5.500%, due 11/01/37	3,057	0.0
3,274,467	5.500%, due 01/01/38	3,600,327	0.1
7,550	5.500%, due 02/01/38	8,302	0.0
4,415	5.500%, due 02/01/38	4,855	0.0
1,688,824	5.500%, due 03/01/38	1,871,659	0.1
163,688	5.500%, due 03/01/38	179,978	0.0
3,408	5.500%, due 04/01/38	3,747	0.0
159,201	5.500%, due 04/01/38	175,044	0.0
668,478	5.500%, due 04/01/38	735,001	0.0
2,262,915	5.500%, due 05/01/38	2,488,607	0.1
1,045,390	5.500%, due 05/01/38	1,149,422	0.1
17,860	5.500%, due 05/01/38	19,637	0.0
16,800,897	5.500%, due 06/01/38	18,486,687	0.7
605,549	5.500%, due 06/01/38	666,217	0.0
181,088	5.500%, due 06/01/38	199,109	0.0
3,779	5.500%, due 07/01/38	4,155	0.0
463,328	5.500%, due 07/01/38	509,437	0.0
260,991	5.500%, due 07/01/38	289,236	0.0
574,978	5.500%, due 08/01/38	632,197	0.0
154,337	5.500%, due 08/01/38	169,696	0.0
456,584	5.500%, due 11/01/38	502,021	0.0
6,399	5.500%, due 12/01/38	7,036	0.0
2,606	5.500%, due 12/01/38	2,865	0.0
227,632	5.500%, due 12/01/38	250,285	0.0
696,289	5.500%, due 01/01/39	766,052	0.0
2,727,903	5.500%, due 01/01/39	3,000,095	0.1
933,864	5.500%, due 06/01/39	1,033,285	0.1
177,611	5.500%, due 05/01/40	195,629	0.0
172,246	5.500%, due 06/01/40	190,416	0.0
121,608	5.500%, due 07/01/41	133,739	0.0
1,974,591	5.500%, due 09/01/41	2,172,705	0.1
6,251,525	5.500%, due 09/01/41	6,874,696	0.3
84,806	6.000%, due 09/01/21	94,417	0.0
915,327	6.000%, due 06/01/22	1,015,182	0.1
92,922	6.000%, due 09/01/22	102,976	0.0
92,756	6.000%, due 10/01/22	102,776	0.0
174,911	6.000%, due 01/01/23	193,779	0.0
4,728	6.000%, due 03/01/24	5,308	0.0
1,847,182	6.000%, due 12/01/26	2,051,261	0.1
1,903,603	6.000%, due 08/01/27	2,115,347	0.1
1,880,512	6.000%, due 09/01/27	2,090,574	0.1
1,947,045	6.000%, due 10/01/27	2,165,445	0.1
3,848,781	6.000%, due 11/01/27	4,287,207	0.2
405,824	6.000%, due 11/01/28	450,675	0.0
2,053	6.000%, due 04/01/31	2,306	0.0
1,796	6.000%, due 01/01/32	1,992	0.0
4,005	6.000%, due 11/01/32	4,499	0.0
202,517	6.000%, due 01/01/33	227,749	0.0
14,103	6.000%, due 09/01/33	15,847	0.0
3,878	6.000%, due 01/01/34	4,360	0.0
1,999	6.000%, due 02/01/34	2,220	0.0
59,967	6.000%, due 05/01/35	66,540	0.0
32,520	6.000%, due 07/01/35	36,490	0.0
44,296	6.000%, due 07/01/35	49,792	0.0
1,977	6.000%, due 10/01/35	2,192	0.0
271,651	6.000%, due 11/01/35	305,441	0.0
264,877	6.000%, due 12/01/35	293,592	0.0
6,079	6.000%, due 12/01/35	6,744	0.0
285,815	6.000%, due 12/01/35	320,074	0.0
23,751	6.000%, due 01/01/36	26,328	0.0
3,739	6.000%, due 02/01/36	4,144	0.0
180,022	6.000%, due 02/01/36	201,354	0.0
236,925	6.000%, due 02/01/36	264,583	0.0
156,513	6.000%, due 03/01/36	174,108	0.0
216,286	6.000%, due 04/01/36	240,743	0.0
106,288	6.000%, due 04/01/36	118,205	0.0
98,593	6.000%, due 05/01/36	109,982	0.0

78,647	6.000%, due 05/01/36	87,199	0.0
3,825	6.000%, due 06/01/36	4,250	0.0
53,861	6.000%, due 07/01/36	59,723	0.0
496,002	6.000%, due 07/01/36	555,725	0.0
36,875	6.000%, due 07/01/36	41,382	0.0
9,869	6.000%, due 07/01/36	10,945	0.0
23,588	6.000%, due 08/01/36	26,250	0.0
24,148	6.000%, due 08/01/36	26,924	0.0
140,193	6.000%, due 08/01/36	155,896	0.0
187,521	6.000%, due 08/01/36	208,692	0.0
2,029,252	6.000%, due 08/01/36	2,250,034	0.1
108,751	6.000%, due 09/01/36	120,810	0.0
29,183	6.000%, due 09/01/36	32,339	0.0
98,245	6.000%, due 09/01/36	109,389	0.0
128,374	6.000%, due 09/01/36	144,368	0.0
42,362	6.000%, due 09/01/36	46,967	0.0
99,849	6.000%, due 09/01/36	110,963	0.0
42,806	6.000%, due 10/01/36	47,566	0.0
61,103	6.000%, due 10/01/36	67,719	0.0
390,567	6.000%, due 10/01/36	434,085	0.0
110,452	6.000%, due 10/01/36	122,638	0.0
84,065	6.000%, due 10/01/36	93,154	0.0
5	6.000%, due 11/01/36	6	0.0
88,420	6.000%, due 11/01/36	98,218	0.0
19,444	6.000%, due 11/01/36	21,546	0.0
99,007	6.000%, due 11/01/36	110,059	0.0
56,629	6.000%, due 11/01/36	62,938	0.0
54,882	6.000%, due 12/01/36	60,816	0.0
11,470	6.000%, due 12/01/36	12,745	0.0
290,297	6.000%, due 12/01/36	322,940	0.0
22,046	6.000%, due 12/01/36	24,506	0.0
28,150	6.000%, due 12/01/36	31,250	0.0
77,808	6.000%, due 12/01/36	86,287	0.0
122,434	6.000%, due 12/01/36	135,671	0.0
87,235	6.000%, due 01/01/37	96,826	0.0
29,605	6.000%, due 01/01/37	32,883	0.0
6,096	6.000%, due 01/01/37	6,776	0.0
57,833	6.000%, due 01/01/37	64,226	0.0
231,253	6.000%, due 01/01/37	256,256	0.0
209,523	6.000%, due 01/01/37	232,589	0.0
117,899	6.000%, due 02/01/37	130,735	0.0
87,421	6.000%, due 02/01/37	97,254	0.0
486,902	6.000%, due 02/01/37	540,476	0.0
94,002	6.000%, due 02/01/37	104,184	0.0
28,468	6.000%, due 03/01/37	31,617	0.0
58,143	6.000%, due 03/01/37	64,594	0.0
4,906	6.000%, due 03/01/37	5,443	0.0
564,794	6.000%, due 03/01/37	626,174	0.0
3,280	6.000%, due 04/01/37	3,638	0.0
5,052	6.000%, due 04/01/37	5,598	0.0
3,063	6.000%, due 04/01/37	3,394	0.0
298,058	6.000%, due 04/01/37	330,345	0.0
192,824	6.000%, due 04/01/37	214,083	0.0
2,485	6.000%, due 04/01/37	2,754	0.0
279,634	6.000%, due 04/01/37	310,421	0.0
11,611	6.000%, due 04/01/37	12,867	0.0
100,807	6.000%, due 04/01/37	111,830	0.0
9,919	6.000%, due 04/01/37	11,040	0.0
64,539	6.000%, due 04/01/37	71,535	0.0
41,123	6.000%, due 04/01/37	45,636	0.0
657,051	6.000%, due 04/01/37	729,134	0.0
14,557	6.000%, due 04/01/37	16,106	0.0
11,823	6.000%, due 04/01/37	13,123	0.0
192,316	6.000%, due 04/01/37	213,515	0.0
58,362	6.000%, due 04/01/37	64,701	0.0
238,148	6.000%, due 04/01/37	264,228	0.0
21,119	6.000%, due 05/01/37	23,434	0.0
209,434	6.000%, due 05/01/37	232,374	0.0
75,814	6.000%, due 05/01/37	84,011	0.0
116,753	6.000%, due 05/01/37	129,377	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

4,680	6.000%, due 05/01/37	5,190	0.0
31,016	6.000%, due 05/01/37	34,410	0.0
36,558	6.000%, due 05/01/37	40,568	0.0
114,161	6.000%, due 05/01/37	126,872	0.0
289,832	6.000%, due 05/01/37	322,072	0.0
133,606	6.000%, due 05/01/37	148,094	0.0
87,270	6.000%, due 06/01/37	96,798	0.0
23,086	6.000%, due 06/01/37	25,595	0.0
14,541	6.000%, due 06/01/37	16,124	0.0
44,623	6.000%, due 06/01/37	49,536	0.0
133,840	6.000%, due 06/01/37	148,363	0.0
20,220	6.000%, due 06/01/37	22,422	0.0
6,486	6.000%, due 06/01/37	7,198	0.0
248,224	6.000%, due 06/01/37	276,368	0.0
31,594	6.000%, due 06/01/37	35,040	0.0
52,366	6.000%, due 07/01/37	58,207	0.0
46,891	6.000%, due 07/01/37	52,032	0.0
75,204	6.000%, due 07/01/37	83,543	0.0
83,086	6.000%, due 07/01/37	92,147	0.0
83,149	6.000%, due 07/01/37	93,274	0.0
34,100	6.000%, due 07/01/37	37,794	0.0
14,905	6.000%, due 07/01/37	16,533	0.0
412,423	6.000%, due 07/01/37	457,639	0.0
180,522	6.000%, due 07/01/37	200,362	0.0
73,937	6.000%, due 07/01/37	82,047	0.0
97,340	6.000%, due 07/01/37	108,123	0.0
76,782	6.000%, due 08/01/37	85,186	0.0
94,070	6.000%, due 08/01/37	104,257	0.0
305,981	6.000%, due 08/01/37	339,277	0.0
241,592	6.000%, due 08/01/37	267,713	0.0
348,794	6.000%, due 08/01/37	387,425	0.0
89,401	6.000%, due 08/01/37	99,128	0.0
53,286	6.000%, due 08/01/37	59,091	0.0
109,915	6.000%, due 09/01/37	122,360	0.0
1,767,403	6.000%, due 09/01/37	1,961,919	0.1
107,047	6.000%, due 09/01/37	119,025	0.0
84,086	6.000%, due 09/01/37	93,177	0.0
268,343	6.000%, due 09/01/37	297,442	0.0
8,433	6.000%, due 09/01/37	9,344	0.0
27,104	6.000%, due 09/01/37	30,062	0.0
32,154	6.000%, due 10/01/37	35,630	0.0
20,485	6.000%, due 10/01/37	22,710	0.0
408,497	6.000%, due 11/01/37	452,738	0.0
227,718	6.000%, due 11/01/37	252,174	0.0
6,953	6.000%, due 11/01/37	7,705	0.0
37,126	6.000%, due 12/01/37	41,189	0.0
266,475	6.000%, due 12/01/37	295,703	0.0
162,222	6.000%, due 12/01/37	180,185	0.0
274,941	6.000%, due 12/01/37	306,822	0.0
71,018	6.000%, due 12/01/37	78,696	0.0
679,436	6.000%, due 02/01/38	755,311	0.0
622,516	6.000%, due 02/01/38	689,894	0.0
249,366	6.000%, due 02/01/38	276,328	0.0
89,411	6.000%, due 03/01/38	99,078	0.0
144,620	6.000%, due 03/01/38	160,367	0.0
470,789	6.000%, due 05/01/38	521,690	0.0
26,328	6.000%, due 05/01/38	29,198	0.0
5,485	6.000%, due 06/01/38	6,087	0.0
105,524	6.000%, due 07/01/38	117,027	0.0
293,628	6.000%, due 07/01/38	325,375	0.0
2,682	6.000%, due 08/01/38	2,972	0.0
166,523	6.000%, due 09/01/38	185,078	0.0
71,361	6.000%, due 09/01/38	79,115	0.0
44,192	6.000%, due 09/01/38	49,109	0.0
46,657	6.000%, due 09/01/38	51,714	0.0
59,911	6.000%, due 10/01/38	66,439	0.0
7,916	6.000%, due 10/01/38	8,776	0.0
6,646	6.000%, due 10/01/38	7,364	0.0
7,168	6.000%, due 11/01/38	7,944	0.0
6,836	6.000%, due 11/01/38	7,575	0.0

411,023		6.000%, due 12/01/38	456,717	0.0
324,133		6.000%, due 12/01/38	361,206	0.0
368,005		6.000%, due 12/01/39	408,932	0.0
2,766,643		6.000%, due 02/01/40	3,066,048	0.1
328,996		6.000%, due 09/01/40	364,737	0.0
1,369,563		6.000%, due 10/01/40	1,518,543	0.1
2,005,518		6.000%, due 05/01/41	2,224,680	0.1
50		6.500%, due 11/01/15	50	0.0
9,307		6.500%, due 09/01/16	9,676	0.0
2,383		6.500%, due 02/01/17	2,393	0.0
2,121		6.500%, due 02/01/17	2,233	0.0
2,824		6.500%, due 02/01/17	2,955	0.0
1,083		6.500%, due 03/01/17	1,132	0.0
14,477		6.500%, due 04/01/17	15,227	0.0
234		6.500%, due 06/01/29	261	0.0
33,564		6.500%, due 04/01/32	37,881	0.0
20,311		6.500%, due 03/01/38	22,678	0.0
1,214,934		6.500%, due 06/17/38	1,248,124	0.1
			851,296,779	30.2

		Government National Mortgage Association: 0.7%
179,542		1.625%, due 01/20/27	186,391	0.0
219,164		1.625%, due 08/20/27	227,551	0.0
160,409		1.625%, due 10/20/29	166,481	0.0
26,736		5.000%, due 11/15/35	29,324	0.0
32,591		5.000%, due 11/15/35	35,687	0.0
21,278		5.000%, due 11/15/35	23,084	0.0
46,450		5.000%, due 11/15/35	50,724	0.0
1,071,949		5.000%, due 03/15/38	1,165,545	0.1
40,754		5.000%, due 06/15/38	44,308	0.0
13,018		5.000%, due 07/15/38	14,154	0.0
12,986		5.000%, due 09/15/38	14,122	0.0
2,962,714		5.000%, due 12/15/38	3,218,931	0.1
5,382,198		5.000%, due 01/15/39	5,845,852	0.2
752,603		5.000%, due 01/15/39	818,152	0.0
274,591		5.000%, due 02/15/39	298,082	0.0
634,455		5.000%, due 02/15/39	689,235	0.0
656,119		5.000%, due 03/15/39	713,419	0.0
18,636		5.000%, due 03/15/39	20,263	0.0
905,760		5.000%, due 03/15/39	984,149	0.1
6,982		5.000%, due 05/15/39	7,583	0.0
319,177		5.000%, due 05/15/39	346,840	0.0
1,019,521		5.000%, due 05/15/39	1,107,174	0.1
564,152		5.000%, due 07/15/39	612,806	0.0
40,380		5.000%, due 11/15/39	44,016	0.0
8,697		5.000%, due 04/15/40	9,488	0.0
960,011		5.000%, due 09/15/40	1,045,226	0.1
339,652		5.000%, due 10/15/40	368,942	0.0
546,243		5.000%, due 05/15/42	593,393	0.0
			18,680,922	0.7
	Total U.S. Government Agency Obligations (Cost $1,110,215,982)		1,111,637,818	39.5

FOREIGN GOVERNMENT BONDS: 7.2%
EUR 200,000		Autonomous Community of Valencia Spain, 3.250%, 07/06/15	278,415	0.0
EUR 100,000		Autonomous Community of Valencia Spain, 4.375%, 07/16/15	140,968	0.0
900,000	#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	911,250	0.0

ING PIMCO TOTAL RETURN BOND	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

EUR 1,100,000	#	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 09/15/17	1,573,050	0.1
1,200,000	#,L	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	1,291,974	0.0
BRL 27,100,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/17	10,816,941	0.4
BRL 6,000,000	Z	Brazil Letras do Tesouro Nacional, 01/01/17	1,790,569	0.1
3,400,000	#	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, 01/15/19	4,064,183	0.1
1,700,000		Eksportfinans ASA, 5.500%, 05/25/16	1,797,750	0.1
1,500,000		Eksportfinans ASA, 5.500%, 06/26/17	1,587,375	0.1
3,700,000	#	EDF SA, 5.500%, 01/26/14	3,711,903	0.1
1,700,000		Export-Import Bank of Korea, 5.125%, 06/29/20	1,874,201	0.1
19,200,000		Export-Import Bank of Korea, 5.875%, 01/14/15	20,202,720	0.7
EUR 6,300,000		Italy Buoni Poliennali Del Tesoro, 2.500%, 03/01/15	8,821,907	0.3
EUR 3,800,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 11/01/15	5,395,624	0.2
EUR 2,900,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 04/15/16	4,202,586	0.2
EUR 1,300,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 08/01/15	1,858,970	0.1
EUR 6,600,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 07/15/15	9,537,695	0.3
EUR 1,700,000		Italy Buoni Poliennali Del Tesoro, 6.000%, 11/15/14	2,443,589	0.1
EUR 6,000,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 0.860%, 12/31/14	8,183,970	0.3
EUR 5,500,000	Z	Italy Certificati di Credito del Tesoro, 1.130%, 06/30/15	7,440,231	0.3
1,100,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	1,162,218	0.0
MXN 49,000,000		Mexican Bonos, 10.000%, 12/05/24	4,801,565	0.2
200,000		Province of Ontario Canada, 1.650%, 09/27/19	192,016	0.0
1,200,000		Province of Ontario Canada, 1.000%, 07/22/16	1,204,763	0.0
CAD 4,800,000		Province of Ontario Canada, 3.150%, 06/02/22	4,448,128	0.2

1,700,000		Province of Ontario Canada, 3.000%, 07/16/18	1,784,317	0.1
CAD 9,600,000		Province of Ontario Canada, 4.200%, 06/02/20	9,771,259	0.4
800,000		Province of Ontario Canada, 4.400%, 04/14/20	878,022	0.0
CAD 4,200,000		Province of Ontario Canada, 4.400%, 06/02/19	4,323,677	0.2
CAD 6,700,000		Province of Ontario Canada, 4.000%, 06/02/21	6,686,187	0.2
CAD 1,200,000		Province of Ontario Canada, 5.500%, 06/02/18	1,282,760	0.0
2,000,000		Province of Quebec Canada, 2.750%, 08/25/21	1,930,088	0.1
CAD 5,700,000		Province of Quebec Canada, 3.500%, 12/01/22	5,363,768	0.2
1,000,000		Province of Quebec Canada, 3.500%, 07/29/20	1,038,372	0.0
CAD 5,900,000		Province of Quebec Canada, 4.250%, 12/01/21	5,933,770	0.2
200,000	#	Qtel International Finance Ltd., 3.375%, 10/14/16	210,008	0.0
EUR 3,000,000		Spain Government Bond, 3.150%, 01/31/16	4,260,396	0.2
EUR 8,700,000		Spain Government Bond, 3.300%, 10/31/14	12,158,097	0.4
EUR 5,300,000		Spain Government Bond, 3.750%, 10/31/15	7,601,916	0.3
EUR 600,000		Spain Government Bond, 4.000%, 07/30/15	856,938	0.0
EUR 14,100,000		Spain Government Bond, 4.750%, 07/30/14	19,829,228	0.7
EUR 2,300,000	Z	Spain Letras del Tesoro, 0.740%, 06/20/14	3,153,167	0.1
3,100,000	#	State Bank of India/London, 4.500%, 07/27/15	3,191,689	0.1
1,200,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	1,311,958	0.0
1,100,000	#	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	1,181,180	0.0
	Total Foreign Government Bonds (Cost $203,923,906)		202,481,358	7.2

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: –%
		Consumer Discretionary: –%
192,000	@,X	General Motors Co.	–	–

	Total Common Stock (Cost $0)		–	–

PREFERRED STOCK: 0.0%
		Financials: 0.0%
1,500	#,@,P	Ally Financial, Inc.	1,440,141	0.0

	Total Preferred Stock (Cost $1,443,750)		1,440,141	0.0

	Total Long-Term Investments (Cost $3,003,549,196)		3,031,515,581	107.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
		U.S. Government Agency Obligations: 0.1%
2,400,000	Z	Federal Home Loan Bank Discount Notes, 0.030%, 01/31/14 (Cost $2,399,939)	2,399,939	0.1

		U.S. Treasury Bills: 0.1%
753,000	S	United States Treasury Bill, 0.030%, 01/09/14	752,994	0.0
941,000	S	United States Treasury Bill, 0.030%, 01/16/14	940,996	0.1
			1,693,990	0.1

		Securities Lending Collateralcc(1): 0.2%
1,135,329		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,135,330, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,158,036, due 12/15/15-08/15/53)	1,135,329	0.0

1,135,329		Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,135,331, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,158,036, due 01/24/14-02/01/47)	1,135,329	0.1
1,135,329		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,135,330, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,158,036, due 06/01/17-09/01/44)	1,135,329	0.1
1,135,329		Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,135,330, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,158,038, due 03/28/14-04/15/30)	1,135,329	0.0
236,552		Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $236,552, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $241,283, due 01/23/14-08/15/23)	236,552	0.0
			4,777,868	0.2

		Foreign Government Bonds: 3.7%
EUR 4,400,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.790%, 08/14/14	6,023,696	0.2
EUR 16,100,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.790%, 09/12/14	22,026,700	0.8
EUR 9,600,000	Z	Italy Buoni Ordinari del Tesoro BOT, 0.830%, 11/14/14	13,111,745	0.4

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

EUR 3,500,000	Z	Italy Buoni Ordinari del Tesoro BOT, 1.020%, 10/14/14	4,785,216	0.1
MXN 20,900,000	Z	Mexico Cetes, 3.560%, 01/23/14	1,597,241	0.1
MXN 62,700,000	Z	Mexico Cetes, 3.560%, 02/06/14	4,785,341	0.2
EUR 38,900,000	Z	Spain Letras del Tesoro, 0.870%, 10/17/14	53,149,152	1.9
			105,479,091	3.7

	Total Short-Term Investments (Cost $113,473,067)		114,350,888	4.1

	Total Investments in Securities (Cost $3,117,022,263)		$3,145,866,469	111.7
	Liabilities in Excess of Other Assets		(328,511,153)	(11.7)

	Net Assets		$2,817,355,316	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
Cost for federal income tax purposes is $3,119,599,551.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$70,402,109
Gross Unrealized Depreciation	(44,135,191)

Net Unrealized Appreciation	$26,266,918

ING T. ROWE PRICE CAPITAL APPRECIATION	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 66.6%
		Consumer Discretionary: 7.6%
241,279	@	Autozone, Inc.	115,316,885	2.1
937,700		Delphi Automotive PLC	56,383,901	1.1
319,583	@	Dollar General Corp.	19,277,246	0.4
726,950	@	Dollar Tree, Inc.	41,014,519	0.8
13,100	@	General Motors Co.	535,397	0.0
248,896		Johnson Controls, Inc.	12,768,365	0.2
42,400		Kohl’s Corp.	2,406,200	0.1
195,126		L Brands, Inc.	12,068,543	0.2
782,800		Lowe’s Cos., Inc.	38,787,740	0.7
392,708	@	O’Reilly Automotive, Inc.	50,545,447	0.9
609,710	@	TRW Automotive Holdings Corp.	45,356,327	0.8
210,600		Walt Disney Co.	16,089,840	0.3
			410,550,410	7.6

		Consumer Staples: 7.1%
621,800		Avon Products, Inc.	10,707,396	0.2
1,449,873		General Mills, Inc.	72,363,161	1.3
1,444,888		Mondelez International, Inc.	51,004,546	0.9
1,155,366		Nestle S.A.	84,676,845	1.5
293,534		PepsiCo, Inc.	24,345,710	0.5
735,497		Philip Morris International, Inc.	64,083,854	1.2
990,973		Procter & Gamble Co.	80,675,112	1.5
			387,856,624	7.1

		Energy: 2.0%
183,260		Anadarko Petroleum Corp.	14,536,183	0.3
540,200		Apache Corp.	46,424,788	0.8
139,467		Imperial Oil Ltd.	6,168,625	0.1
88,000		Pioneer Natural Resources Co.	16,198,160	0.3
321,744		Range Resources Corp.	27,126,237	0.5
			110,453,993	2.0

		Financials: 12.2%
904,000		American Tower Corp.	72,157,280	1.3
1,288,169	@	Invesco Ltd.	46,889,352	0.9
1,030,710		JPMorgan Chase & Co.	60,275,921	1.1
2,765,700		Marsh & McLennan Cos., Inc.	133,749,252	2.5
218,700		PNC Financial Services Group, Inc.	16,966,746	0.3
105,000		Simon Property Group, Inc.	15,976,800	0.3
1,450,000		State Street Corp.	106,415,500	2.0
3,503,233		TD Ameritrade Holding Corp.	107,339,059	2.0
1,235,200		US Bancorp.	49,902,080	0.9
1,619,511		XL Group PLC	51,565,230	0.9
			661,237,220	12.2

		Health Care: 11.9%
717,500		Allergan, Inc.	79,699,900	1.5
209,500	@	DaVita, Inc.	13,276,015	0.3
1,144,870		Densply International, Inc.	55,503,297	1.0
207,000	@	Henry Schein, Inc.	23,651,820	0.4
178,571		Humana, Inc.	18,432,099	0.3
107,619	@	Perrigo Co. PLC	16,515,212	0.3
2,892,124		Pfizer, Inc.	88,585,758	1.6
1,705,768		Thermo Fisher Scientific, Inc.	189,937,267	3.5
1,764,024		UnitedHealth Group, Inc.	132,831,007	2.5
881,513		Zoetis, Inc.	28,816,660	0.5
			647,249,035	11.9

		Industrials: 10.1%
193,633		Actuant Corp.	7,094,713	0.1
306,700		Boeing Co.	41,861,483	0.8
2,968,891		Danaher Corp.	229,198,385	4.2
1,170,000		Iron Mountain, Inc.	35,509,500	0.7
141,500		Roper Industries, Inc.	19,623,220	0.4
1,125,400	@	Tyco International Ltd.	46,186,416	0.8
1,478,575		United Technologies Corp.	168,261,835	3.1
			547,735,552	10.1

		Information Technology: 8.4%
174,700	@	Accenture PLC	14,363,834	0.3
2,454,414	@	Fiserv, Inc.	144,933,147	2.7
75,700	@	Google, Inc. – Class A	84,837,747	1.5
215,000		International Business Machines Corp.	40,327,550	0.7
1,075,310	@	NXP Semiconductor NV	49,388,988	0.9
882,360	@	TE Connectivity Ltd.	48,626,860	0.9
1,713,323		Texas Instruments, Inc.	75,232,013	1.4
			457,710,139	8.4

		Telecommunication Services: 1.8%
948,300	@	Crown Castle International Corp.	69,633,669	1.3
293,400	@	SBA Communications Corp.	26,359,056	0.5
			95,992,725	1.8

		Utilities: 5.5%
245,100		Consolidated Edison, Inc.	13,549,128	0.2
440,300		Edison International	20,385,890	0.4
857,353		Entergy Corp.	54,244,724	1.0
647,600		NRG Energy, Inc.	18,599,072	0.3
2,641,737		Pacific Gas & Electric Co.	106,409,167	2.0
3,120,949		Xcel Energy, Inc.	87,199,315	1.6
			300,387,296	5.5

	Total Common Stock (Cost $2,790,423,216)		3,619,172,994	66.6

PREFERRED STOCK: 0.2%
		Financials: 0.2%
205,000	@,P	US Bancorp Series F	5,610,850	0.1

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

166,000	@,P	US Bancorp Series G	4,365,800	0.1
			9,976,650	0.2

		Utilities: 0.0%
160,000	@,P	SCE Trust I	3,216,000	0.0

	Total Preferred Stock (Cost $13,275,000)		13,192,650	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 22.1%
		Communications: 6.0%
750,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 2.669%, 09/06/14	752,344	0.0
1,980,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	2,101,275	0.0
3,093,015		Cequel Communications LLC - TL B, 3.500%, 02/14/19	3,104,855	0.1
6,400,000		Cequel Communications LLC - TL B, 3.500%, 02/14/19	6,424,499	0.1
4,038,899		Charter Communications Operating LLC, 3.000%, 01/31/21	4,009,617	0.1
4,552,125		Charter Communications Operating LLC, 3.000%, 03/08/20	4,518,694	0.1
2,425,000		Crown Castle International Corp., 5.250%, 01/15/23	2,388,625	0.1
9,340,000		Crown Castle International Corp., 7.125%, 11/01/19	10,110,550	0.2
42,407,525		Crown Castle Operating Co. - TL B 1L, 3.250%, 01/31/19	42,503,918	0.8
5,400,000	#	Intelsat Jackson Holdings SA, 5.500%, 08/01/23	5,157,000	0.1
9,445,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	10,377,694	0.2
4,025,000		Intelsat Jackson Holdings SA, 7.250%, 04/01/19	4,367,125	0.1
2,725,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	3,017,937	0.1
5,450,000		Intelsat Jackson Holdings SA, 8.500%, 11/01/19	5,967,750	0.1
45,069,466		INTELSAT TL 4/2/18, 3.750%, 06/30/19	45,312,300	0.8
1,725,000		Lamar Media Corp., 5.000%, 05/01/23	1,647,375	0.0
1,825,000		Lamar Media Corp., 5.875%, 02/01/22	1,879,750	0.0

1,075,000		Lamar Media Corp., 7.875%, 04/15/18	1,138,156	0.0
CHF 383,333	#	Matterhorn Mobile SA, 5.396%, 05/15/19	436,168	0.0
CHF 1,520,000	#	Matterhorn Mobile SA, 6.750%, 05/15/19	1,857,295	0.0
1,575,000		SBA Communications Corp., 5.625%, 10/01/19	1,630,125	0.0
1,750,000		SBA Telecommunications, Inc., 5.750%, 07/15/20	1,828,750	0.0
407,000		SBA Communications Corp., 8.250%, 08/15/19	438,542	0.0
839,460		SBA Senior Finance II, LLC, 3.750%, 06/30/18	843,657	0.0
775,000		Sprint Capital Corp., 6.900%, 05/01/19	850,562	0.0
15,870,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	19,163,025	0.4
1,060,000		Sprint Nextel Corp., 11.500%, 11/15/21	1,393,900	0.0
9,683,598		Telesat Canada, 3.500%, 03/28/19	9,736,054	0.2
CAD 1,708,438		Telesat Canada, 4.400%, 03/28/17	1,608,320	0.0
CAD 7,960,000		Telesat Canada, 4.430%, 03/28/19	7,512,262	0.1
5,215,000	#	Telesat Canada / Telesat, LLC, 6.000%, 05/15/17	5,443,156	0.1
3,925,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	3,826,875	0.1
EUR 2,000,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	3,006,081	0.1
4,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	4,916,250	0.1
4,075,000	#	Univision Communications, Inc., 5.125%, 05/15/23	4,090,281	0.1
6,575,000	#	Univision Communications, Inc., 6.750%, 09/15/22	7,232,500	0.1
6,950,000	#	Univision Communications, Inc., 6.875%, 05/15/19	7,462,563	0.1
2,075,000	#	Univision Communications, Inc., 7.875%, 11/01/20	2,290,281	0.1
31,375,000		UPC Financing Partnership, 3.250%, 06/30/21	31,360,285	0.6
4,175,000	#	UPC Holding BV, 9.875%, 04/15/18	4,488,125	0.1
9,675,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	10,328,062	0.2
14,360,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	15,652,400	0.3

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

11,700,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	12,489,750	0.2
9,400,000	#	Verizon Communications, Inc., 0.442%, 03/06/15	9,386,812	0.2
			324,051,545	6.0

		Consumer, Cyclical: 5.6%
3,050,000		AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	3,324,500	0.1
1,375,000		AmeriGas Finance, LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	1,509,062	0.0
1,175,000		AmeriGas Partners L.P./AmeriGas Finance Corp., 6.250%, 08/20/19	1,269,000	0.0
1,900,000		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp., 5.250%, 03/15/21	1,885,750	0.0
5,100,000		Cedar Fair L.P./Canada’s Wonderland Co/Magnum Management Corp., 9.125%, 08/01/18	5,559,000	0.1
9,605,000		Continental Airlines, Inc., 4.500%, 01/15/15	19,666,237	0.4
982,550		Continental Airlines, Inc., 6.250%, 04/11/20	1,026,765	0.0
2,250,000	#	Continental Airlines, Inc., 6.750%, 09/15/15	2,331,562	0.1
2,239,845		Continental Airlines, Inc., 9.000%, 07/08/16	2,553,423	0.1
1,639,762		Continental Airlines, Inc., 7.250%, 11/10/19	1,877,528	0.0
4,994,001		Continental Airlines, Inc., 4.150%, 04/11/24	5,018,971	0.1
2,805,000	#	Daimler Finance North America LLC, 1.102%, 08/01/18	2,823,244	0.1
6,500,000		Delphi Corp., 5.000%, 02/15/23	6,719,375	0.1
12,975,000		Delphi Corp., 5.875%, 05/15/19	13,785,937	0.3
4,550,000		Delphi Corp., 6.125%, 05/15/21	5,067,562	0.1
1,357,725		Delta Air Lines, 5.300%, 04/15/19	1,479,920	0.0
1,621,313		Delta Air Lines, 7.750%, 12/17/19	1,864,510	0.0
1,350,000		Dollar General Corp., 4.125%, 07/15/17	1,433,959	0.0
5,055,000		Dollar General Corp., 1.875%, 04/15/18	4,892,750	0.1
106,870,040		Dunkin’ Brands, Inc. - TL B3 1L, 3.750%, 02/14/20	107,394,879	2.0
2,495,000		Hawaiian Airlines 2013-1 Class A Pass Through Certificates, 3.900%, 01/15/26	2,317,231	0.1

11,605,263		Hilton Worldwide Finance LLC - TL B 1L, 4.000%, 09/23/20	11,711,649	0.2
1,425,000		Kasima LLC - TL B, 3.250%, 05/17/21	1,425,000	0.0
11,575,000		L Brands, Inc., 5.625%, 10/15/23	11,806,500	0.2
2,850,000		L Brands, Inc., 6.900%, 07/15/17	3,291,750	0.1
1,825,000		Limited Brands, Inc., 7.000%, 05/01/20	2,057,688	0.0
1,575,000		Ltd. Brands, Inc., 5.625%, 02/15/22	1,618,313	0.0
3,950,000		Ltd. Brands, Inc., 6.625%, 04/01/21	4,354,875	0.1
1,800,000		L Brands, Inc., 8.500%, 06/15/19	2,169,000	0.0
2,210,000		PACCAR Financial Corp., 0.378%, 05/05/15	2,213,392	0.0
1,020,000		PACCAR Financial Corp., 0.509%, 02/08/16	1,020,362	0.0
1,850,000		PACCAR Financial Corp., 0.750%, 05/16/16	1,842,117	0.0
5,303,008		Peninsula Gaming, LLC - TL B, 4.250%, 11/20/17	5,341,953	0.1
6,800,000		Rite Aid Corp., 8.000%, 08/15/20	7,684,000	0.1
2,950,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	3,363,000	0.1
3,250,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	3,672,500	0.1
1,525,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	1,669,875	0.0
3,200,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.500%, 10/01/18	3,448,000	0.1
5,700,000		Toyota Motor Credit Corp., 0.318%, 08/22/14	5,704,144	0.1
5,500,000		Toyota Motor Credit Corp., 0.391%, 03/10/15	5,509,152	0.1
4,785,000		Toyota Motor Credit Corp., 0.409%, 01/23/15	4,792,957	0.1
2,025,000	#	TRW Automotive, Inc., 4.500%, 03/01/21	2,055,375	0.0
3,415,000		US Airways 2013-1 Class A Pass Through Trust, 3.950%, 05/15/27	3,321,088	0.1
1,025,000		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	1,009,625	0.0
5,207,730		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 04/22/23	5,689,445	0.1

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

663,535		US Airways 2010-1 Class B Pass Through Trust, 8.500%, 04/22/17	723,253	0.0
642,786		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 06/03/25	652,428	0.0
956,252		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 06/03/21	1,016,018	0.0
2,585,000		Walgreen Co., 0.744%, 03/13/14	2,587,707	0.1
9,203,750		Wendy’s International, Inc., 3.250%, 05/15/19	9,225,940	0.2
			304,778,271	5.6

		Consumer, Non-cyclical: 3.1%
3,075,000		B&G Foods, Inc., 4.625%, 06/01/21	2,959,688	0.1
5,535,000		Baxter International, Inc., 0.413%, 12/11/14	5,543,291	0.1
3,300,000		Campbell Soup Co., 0.542%, 08/01/14	3,304,811	0.1
2,475,000		DaVita, Inc., 4.000%, 11/01/19	2,495,109	0.1
1,750,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,898,750	0.0
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,060,000	0.0
4,265,000		General Mills, Inc., 0.537%, 01/29/16	4,270,890	0.1
1,775,000		General Mills, Inc., 0.875%, 01/29/16	1,770,742	0.0
1,795,500		HCA, Inc. - TL B5, 2.919%, 03/31/17	1,799,007	0.0
3,340,000	#	Heineken NV, 0.800%, 10/01/15	3,342,371	0.1
84,649,625		HJ Heinz Co., 3.500%, 06/05/20	85,404,361	1.6
6,330,000		Merck & Co., Inc., 0.429%, 05/18/16	6,352,585	0.1
6,655,000		Pfizer, Inc., 0.900%, 01/15/17	6,624,740	0.1
9,423,241		Pinnacle Foods Finance LLC - TL G 1L, 3.250%, 04/29/20	9,427,444	0.2
7,506,188		Pinnacle Foods Finance LLC - TL H 1L, 3.250%, 04/29/20	7,508,537	0.1
13,600,000		Procter & Gamble Co/The, 3.100%, 08/15/23	13,081,840	0.2
5,865,000	#	SABMiller Holdings, Inc., 0.932%, 08/01/18	5,900,642	0.1
5,950,000	#	SABMiller Holdings, Inc., 2.200%, 08/01/18	5,944,115	0.1
1,700,000		Zoetis, Inc., 1.150%, 02/01/16	1,702,708	0.0
1,120,000		Zoetis, Inc., 1.875%, 02/01/18	1,111,378	0.0
			171,503,009	3.1

		Energy: 3.4%
444,000		Antero Resources Finance Corp., 7.250%, 08/01/19	479,520	0.0
4,275,000		Antero Resources Finance Corp., 6.000%, 12/01/20	4,510,125	0.1
4,900,000		Concho Resources, Inc., 5.500%, 10/01/22	5,083,750	0.1
2,875,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	3,126,562	0.1
5,325,000		Concho Resources, Inc./Midland TX, 7.000%, 01/15/21	5,884,125	0.1
10,850,000		Concho Resources, Inc., 5.500%, 04/01/23	11,229,750	0.2
4,950,000	L	Energy Transfer Partners L.P., 4.900%, 02/01/24	5,026,859	0.1
3,825,000		Energy Transfer Partners L.P., 4.150%, 10/01/20	3,881,973	0.1
18,800,000		EQT Corp., 4.875%, 11/15/21	19,285,190	0.4
3,645,000		EQT Corp., 8.125%, 06/01/19	4,424,695	0.1
3,745,000		Equitable Resources, Inc., 6.500%, 04/01/18	4,232,779	0.1
1,125,000		Laredo Petroleum, Inc., 7.375%, 05/01/22	1,226,250	0.0
1,425,000		Laredo Petroleum, Inc., 9.500%, 02/15/19	1,599,562	0.0
12,014,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 4.500%, 07/15/23	11,323,195	0.2
8,395,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 5.500%, 02/15/23	8,499,938	0.2
9,050,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.500%, 08/15/21	9,774,000	0.2
1,800,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.750%, 11/01/20	1,962,000	0.0
10,825,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.250%, 06/15/22	11,501,563	0.2
1,145,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,139,954	0.0
12,900,000		Range Resources Corp., 5.000%, 03/15/23	12,674,250	0.2
13,575,000		Range Resources Corp., 5.750%, 06/01/21	14,457,375	0.3
14,500,000		Range Resources Corp., 5.000%, 08/15/22	14,318,750	0.3

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

2,400,000		Range Resources Corp., 6.750%, 08/01/20	2,610,000	0.0
6,500,000		Range Resources Corp., 8.000%, 05/15/19	6,963,125	0.1
2,350,000		SM Energy Co., 6.500%, 01/01/23	2,476,313	0.0
5,125,000		Spectra Energy Partners L.P., 4.750%, 03/15/24	5,226,280	0.1
6,675,000	#	Targa Resources Partners L.P., 4.250%, 11/15/23	6,007,500	0.1
325,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	316,469	0.0
4,052,885		Terra-Gen Finance Co., LLC, 6.500%, 06/22/17	4,073,149	0.1
			183,315,001	3.4

		Financials: 2.5%
2,775,000	#	American Honda Finance Corp., 0.339%, 11/13/14	2,778,058	0.0
2,000,000	#	American Honda Finance Corp., 0.364%, 04/08/14	2,000,732	0.0
1,860,000		American Tower Corp., 3.500%, 01/31/23	1,696,422	0.0
450,000		American Tower Corp., 4.625%, 04/01/15	470,813	0.0
3,085,000		American Tower Corp., 5.000%, 02/15/24	3,108,906	0.1
1,550,000		CBRE Services, Inc., 5.000%, 03/15/23	1,497,687	0.0
3,325,000		CBRE Services, Inc., 6.625%, 10/15/20	3,574,375	0.1
1,125,000	#	CIT Group, Inc., 5.250%, 04/01/14	1,139,062	0.0
2,800,000		CNH Capital LLC, 3.875%, 11/01/15	2,905,000	0.1
5,575,000		CNH Capital, LLC, 6.250%, 11/01/16	6,181,281	0.1
14,775,000		E*TRADE Financial Corp., 6.000%, 11/15/17	15,772,313	0.3
9,475,000		E*TRADE Financial Corp., 6.375%, 11/15/19	10,221,156	0.2
5,650,000		E*TRADE Financial Corp., 6.750%, 06/01/16	6,158,500	0.1
2,400,000		Ford Motor Credit Co., LLC, 2.500%, 01/15/16	2,463,353	0.0
4,500,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	4,617,842	0.1
10,660,000		Ford Motor Credit Co., LLC, 3.875%, 01/15/15	11,002,367	0.2
3,100,000		Ford Motor Credit Co., LLC, 4.250%, 02/03/17	3,336,183	0.1
3,750,000		Ford Motor Credit Co., LLC, 5.000%, 05/15/18	4,179,379	0.1
3,850,000		Ford Motor Credit Co., LLC, 6.625%, 08/15/17	4,461,931	0.1

4,400,000		Ford Motor Credit Co., LLC, 8.000%, 06/01/14	4,534,790	0.1
6,615,000		Ford Motor Credit Co. LLC, 1.489%, 05/09/16	6,715,938	0.1
4,225,000		Host Hotels & Resorts L.P., 5.875%, 06/15/19	4,586,799	0.1
86,000		Host Marriott LP, 6.750%, 06/01/16	87,241	0.0
4,880,000		International Lease Finance Corp., 2.193%, 06/15/16	4,928,800	0.1
9,400,000		John Deere Capital Corp., 0.314%, 01/12/15	9,408,780	0.2
8,495,000		John Deere Capital Corp., 0.339%, 10/08/14	8,501,354	0.2
2,860,000		John Deere Capital Corp., 0.700%, 09/04/15	2,872,410	0.0
5,870,000		Legg Mason, Inc., 5.500%, 05/21/19	6,425,372	0.1
210,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	249,015	0.0
245,000		Synovus Financial Corp., 5.125%, 06/15/17	254,188	0.0
			136,130,047	2.5

		Industrials: 0.9%
275,000		Actuant Corp., 5.625%, 06/15/22	279,812	0.0
1,300,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	1,373,125	0.0
4,500,000		Ball Corp., 7.375%, 09/01/19	4,882,500	0.1
11,625,000		Burlington Northern Santa Fe LLC, 3.850%, 09/01/23	11,438,895	0.2
3,600,000		Caterpillar Financial Services Corp., 1.250%, 11/06/17	3,550,208	0.1
3,890,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15	3,896,481	0.1
6,450,000		CNH Capital LLC, 3.625%, 04/15/18	6,570,938	0.1
EUR 3,000,000		Rexam PLC, 6.750%, 06/29/67	4,446,967	0.1
7,875,000		United Technologies Corp., 0.739%, 06/01/15	7,927,164	0.2
1,950,000		Xylem, Inc./NY, 3.550%, 09/20/16	2,049,380	0.0
850,000		Xylem, Inc./NY, 4.875%, 10/01/21	886,328	0.0
			47,301,798	0.9

		Technology: 0.3%
3,550,000	#	NXP BV / NXP Funding LLC, 3.750%, 06/01/18	3,594,375	0.1
5,300,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	5,565,000	0.1
8,725,000	#	NXP BV / NXP Funding LLC, 5.750%, 03/15/23	8,899,500	0.1
			18,058,875	0.3

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

		Utilities: 0.3%
2,528,000	# Calpine Corp., 7.500%, 02/15/21	2,771,320	0.1
2,080,000	CMS Energy Corp., 6.550%, 07/17/17	2,384,672	0.0
970,000	CMS Energy Corp., 8.750%, 06/15/19	1,227,670	0.0
2,200,000	NSTAR Electric Co., 0.479%, 05/17/16	2,198,249	0.0
2,440,000	Otter Tail Corp., 9.000%, 12/15/16	2,907,328	0.1
4,460,000	Xcel Energy, Inc., 0.750%, 05/09/16	4,424,677	0.1
		15,913,916	0.3

	Total Corporate Bonds/Notes (Cost $1,174,886,027)	1,201,052,462	22.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.4%
19,520,000	Ally Master Owner Trust, 0.867%, 06/15/17	19,612,447	0.4

	Total Collateralized Mortgage Obligations (Cost $19,520,000)	19,612,447	0.4

FOREIGN GOVERNMENT BONDS: 0.2%
10,634,000	KFW, 0.500%, 04/19/16	10,515,644	0.2

	Total Foreign Government Bonds (Cost $10,599,865)	10,515,644	0.2

ASSET-BACKED SECURITIES: 0.2%
		Automobile Asset-Backed Securities: 0.2%
4,885,000	Ford Credit Auto Owner Trust, 0.580%, 12/15/16	4,889,702	0.1
4,755,000	Honda Auto Receivables Owner Trust, 0.560%, 05/15/16	4,761,695	0.1

	Total Asset-Backed Securities (Cost $9,639,607)	9,651,397	0.2

U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Notes: 5.2%
108,375,000	2.500%, due 08/15/23	103,891,851	1.9
185,900,000	2.750%, due 11/15/23	181,557,562	3.3

	Total U.S. Treasury Obligations (Cost $286,924,812)	285,449,413	5.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.4%
		Federal Home Loan Mortgage Corporation: 0.5%##
3,162,710	0.617%, due 08/15/42	3,192,269	0.0
7,219,722	0.667%, due 06/15/42	7,222,834	0.1
4,720,419	0.667%, due 06/15/42	4,721,398	0.1
3,934,613	0.667%, due 07/15/42	3,936,088	0.1
5,813,383	0.667%, due 07/15/42	5,814,752	0.1
3,983,589	0.667%, due 07/15/42	3,987,222	0.1

2,361,200	0.667%, due 08/15/42	2,362,246	0.0
		31,236,809	0.5

		Federal National Mortgage Association: 0.9%##
6,290,832	0.565%, due 09/25/42	6,275,017	0.1
6,669,624	0.565%, due 10/25/42	6,647,711	0.1
6,083,411	0.615%, due 08/25/42	6,076,734	0.1
10,668,441	0.615%, due 09/25/42	10,666,942	0.2
6,679,664	0.615%, due 09/25/42	6,670,563	0.1
1,925,360	0.615%, due 09/25/42	1,902,901	0.1
5,523,964	0.665%, due 08/25/42	5,528,471	0.1
3,833,560	0.715%, due 03/25/42	3,868,491	0.1
		47,636,830	0.9

	Total U.S. Government Agency Obligations (Cost $79,068,290)	78,873,639	1.4

	Total Long-Term Investments (Cost $4,384,336,817)	5,237,520,646	96.3

SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 0.0%
805,944	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $805,945, collateralized by various U.S. Government Agency Obligations, 1.372%- 8.500%, Market Value plus accrued interest $822,063, due 05/01/17-12/01/44) (Cost $805,944)	805,944	0.0

Shares		Value	Percentage of Net Assets
		Affiliated Investment Companies: 2.6%
138,105,049	T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $138,105,049)	138,105,049	2.6

	Total Short-Term Investments (Cost $138,910,993)	138,910,993	2.6

	Total Investments in Securities (Cost $4,523,247,810)	$5,376,431,639	98.9
	Assets in Excess of Other Liabilities	59,587,626	1.1

	Net Assets	$5,436,019,265	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EU Euro

Cost for federal income tax purposes is $4,523,682,551.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$866,086,083
Gross Unrealized Depreciation	(13,336,995)

Net Unrealized Appreciation	$852,749,088

ING T. ROWE PRICE EQUITY INCOME	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.1%
		Consumer Discretionary: 11.3%
420,200		Cablevision Systems Corp.	7,534,186	0.4
372,500		Carnival Corp.	14,963,325	0.9
157,000		Comcast Corp. – Class A	8,158,505	0.5
573,300		Ford Motor Co.	8,846,019	0.5
278,909	@	General Motors Co.	11,399,011	0.7
112,100		Genuine Parts Co.	9,325,599	0.6
227,600		Johnson Controls, Inc.	11,675,880	0.7
326,800		Kohl’s Corp.	18,545,900	1.1
211,400		Macy’s, Inc.	11,288,760	0.7
120,675	@	The Madison Square Garden, Inc.	6,948,466	0.4
375,400		Mattel, Inc.	17,861,532	1.1
154,900		McGraw-Hill Cos., Inc.	12,113,180	0.7
384,200		New York Times Co.	6,097,254	0.4
752,700		Staples, Inc.	11,960,403	0.7
11,300		Tiffany & Co.	1,048,414	0.1
284,466		Time Warner, Inc.	19,832,970	1.2
120,700		Walt Disney Co.	9,221,480	0.5
11,500		Whirlpool Corp.	1,803,890	0.1
			188,624,774	11.3

		Consumer Staples: 4.9%
425,300		Archer-Daniels-Midland Co.	18,458,020	1.1
580,900		Avon Products, Inc.	10,003,098	0.6
337,200		Campbell Soup Co.	14,594,016	0.9
184,000		Clorox Co.	17,067,840	1.0
28,700		Coca-Cola Co.	1,185,597	0.1
93,700		McCormick & Co., Inc.	6,457,804	0.4
170,200		PepsiCo, Inc.	14,116,388	0.8
			81,882,763	4.9

		Energy: 14.7%
182,400		Anadarko Petroleum Corp.	14,467,968	0.9
341,200		Apache Corp.	29,322,728	1.8
187,224		BP PLC ADR	9,100,958	0.6
307,690		Chevron Corp.	38,433,558	2.3
94,300		ConocoPhillips	6,662,295	0.4
315,300		Consol Energy, Inc.	11,994,012	0.7
180,500		Diamond Offshore Drilling	10,274,060	0.6
137,479		ENI S.p.A.	3,322,009	0.2
316,324		ExxonMobil Corp.	32,011,989	1.9
227,300		Hess Corp.	18,865,900	1.1
264,400		Murphy Oil Corp.	17,154,272	1.0
664,600		Petroleo Brasileiro SA ADR	9,158,188	0.6
330,900		Royal Dutch Shell PLC - Class A ADR	23,583,243	1.4
186,300		Schlumberger Ltd.	16,787,493	1.0
318,000		Talisman Energy, Inc.	3,704,700	0.2
			244,843,373	14.7

		Financials: 18.8%
341,100		Allstate Corp.	18,603,594	1.1
204,200		American Express Co.	18,527,066	1.1
1,661,919		Bank of America Corp.	25,876,079	1.6

10,800		Bank of New York Mellon Corp.	377,352	0.0
83,100		Chubb Corp.	8,029,953	0.5
770,144		JPMorgan Chase & Co.	45,038,021	2.7
359,400		Legg Mason, Inc.	15,626,712	0.9
170,777		Lincoln National Corp.	8,815,509	0.5
113,200		Loews Corp.	5,460,768	0.3
433,300		Marsh & McLennan Cos., Inc.	20,954,388	1.3
255,700		Northern Trust Corp.	15,825,273	0.9
284,300		PNC Financial Services Group, Inc.	22,055,994	1.3
623,600		Regions Financial Corp.	6,167,404	0.4
187,700		Sun Life Financial, Inc.	6,631,441	0.4
432,700		SunTrust Bank	15,927,687	1.0
696,200		US Bancorp.	28,126,480	1.7
757,500		Wells Fargo & Co.	34,390,500	2.1
385,951		Weyerhaeuser Co.	12,184,473	0.7
113,800	@	Willis Group Holdings PLC	5,099,378	0.3
			313,718,072	18.8

		Health Care: 6.6%
85,234		Agilent Technologies, Inc.	4,874,533	0.3
333,400		Bristol-Myers Squibb Co.	17,720,210	1.1
327,260	@	GlaxoSmithKline PLC	8,743,608	0.5
141,500	@	Hospira, Inc.	5,841,120	0.4
263,500		Johnson & Johnson	24,133,965	1.4
376,600		Merck & Co., Inc.	18,848,830	1.1
698,576		Pfizer, Inc.	21,397,383	1.3
156,500		Quest Diagnostics	8,379,010	0.5
			109,938,659	6.6

		Industrials: 15.0%
141,000		Boeing Co.	19,245,090	1.1
108,200		Deere & Co.	9,881,906	0.6
126,281	@	Eaton Corp. PLC	9,612,510	0.6
289,200		Emerson Electric Co.	20,296,056	1.2
1,779,700		General Electric Co.	49,884,991	3.0
236,800		Honeywell International, Inc.	21,636,416	1.3
283,600		Illinois Tool Works, Inc.	23,845,088	1.4
156,400		Joy Global, Inc.	9,147,836	0.5
414,100		Masco Corp.	9,429,057	0.6
193,200		Norfolk Southern Corp.	17,934,756	1.1
108,130		Stanley Black & Decker, Inc.	8,725,009	0.5
426,100	@	United Continental Holdings, Inc.	16,119,363	1.0
178,100		United Parcel Service, Inc. - Class B	18,714,748	1.1
223,000	@	USG Corp.	6,328,740	0.4
297,300		Xylem, Inc.	10,286,580	0.6
			251,088,146	15.0

		Information Technology: 9.5%
234,800		Analog Devices, Inc.	11,958,364	0.7
37,000		Apple, Inc.	20,761,070	1.2
715,500		Applied Materials, Inc.	12,657,195	0.8
144,200		CA, Inc.	4,852,330	0.3
600,100		Cisco Systems, Inc.	13,472,245	0.8

ING T. ROWE PRICE EQUITY INCOME	PORTFOLIO OF INVESTMENTS
PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

208,800		Computer Sciences Corp.	11,667,744	0.7
852,400		Corning, Inc.	15,189,768	0.9
951,900	@,X	Dell, Inc.	13,088,625	0.8
232,800		Harris Corp.	16,251,768	1.0
534,200		Microsoft Corp.	19,995,106	1.2
271,900		Texas Instruments, Inc.	11,939,129	0.7
339,900		Western Union Co.	5,863,275	0.4
			157,696,619	9.5

		Materials: 4.8%
151,000		EI Du Pont de Nemours & Co.	9,810,470	0.6
457,093		International Paper Co.	22,411,270	1.4
228,200		MeadWestvaco Corp.	8,427,426	0.5
241,800		Newmont Mining Corp.	5,568,654	0.3
284,700		Nucor Corp.	15,197,286	0.9
213,400		Potash Corp. of Saskatchewan	7,033,664	0.4
201,000		Vulcan Materials Co.	11,943,420	0.7
			80,392,190	4.8

		Telecommunication Services: 3.4%
669,103		AT&T, Inc.	23,525,661	1.4
234,410		CenturyTel, Inc.	7,465,959	0.5
315,596		Telefonica S.A.	5,160,256	0.3
284,550		Verizon Communications, Inc.	13,982,787	0.8
1,821,619		Vodafone Group PLC	7,172,101	0.4
			57,306,764	3.4

		Utilities: 5.1%
444,300		AES Corp.	6,446,793	0.4
266,172		Duke Energy Corp.	18,368,530	1.1
225,000		Entergy Corp.	14,235,750	0.8
397,900		Exelon Corp.	10,898,481	0.6
233,900		FirstEnergy Corp.	7,714,022	0.5
554,900		NiSource, Inc.	18,245,112	1.1
330,500		Xcel Energy, Inc.	9,234,170	0.6
			85,142,858	5.1

	Total Common Stock (Cost $1,098,470,869)		1,570,634,218	94.1

PREFERRED STOCK: 0.1%
		Financials: 0.1%
15,050	@	Weyerhaeuser Co.	843,402	0.1

	Total Preferred Stock (Cost $752,500)		843,402	0.1

	Total Long-Term Investments (Cost $1,099,223,369)		1,571,477,620	94.2

SHORT-TERM INVESTMENTS: 5.7%
		Affiliated Investment Companies: 5.7%
95,845,730		T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $95,845,730)	95,845,730	5.7

	Total Short-Term Investments (Cost $95,845,730)		95,845,730	5.7

Total Investments in Securities (Cost $1,195,069,099)	$1,667,323,350	99.9
Assets in Excess of Other Liabilities	2,204,364	0.1

Net Assets	$1,669,527,714	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

  Cost for federal income tax purposes is $1,209,489,152.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$503,461,492
Gross Unrealized Depreciation	(45,627,294)

Net Unrealized Appreciation	$457,834,198

ING T. ROWE PRICE INTERNATIONAL	PORTFOLIO OF INVESTMENTS
STOCK PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 3.5%
196,854		Amcor Ltd.	1,859,435	0.8
20,422		CSL Ltd.	1,258,948	0.5
32,785		Macquarie Group Ltd.	1,609,171	0.6
82,439		Orica Ltd.	1,762,847	0.7
183,985	@	Orora Ltd.	190,565	0.1
120,387		Santos Ltd.	1,577,773	0.7
34,738		Sydney Airport	118,062	0.1
			8,376,801	3.5

		Brazil: 4.0%
298,900		BR Malls Participacoes S.A.	2,160,112	0.9
192,850		Itau Unibanco Holding S.A.	2,562,614	1.1
49,100		Lojas Renner SA	1,269,514	0.5
106,300		Petroleo Brasileiro SA ADR	1,561,547	0.7
90,200		Raia Drogasil SA	565,076	0.2
51,100		Tim Participacoes SA ADR	1,340,864	0.6
			9,459,727	4.0

		Canada: 2.1%
173,700		Eldorado Gold Corp.	986,031	0.4
4,200	@,L	Lululemon Athletica, Inc.	247,926	0.1
29,500		Tim Hortons, Inc.	1,721,539	0.7
17,100	@	Valeant Pharmaceuticals International, Inc.	2,006,121	0.9
			4,961,617	2.1

		China: 5.0%
16,500	@	Baidu.com ADR	2,935,020	1.2
174,000		Beijing Enterprises Holdings Ltd.	1,728,391	0.7
406,000		China Merchants Holdings International Co., Ltd.	1,487,406	0.6
358,000		China Overseas Land & Investment Ltd.	1,010,508	0.4
1,140,500		Parkson Retail Group Ltd.	351,520	0.2
8,500	@	Sina Corp.	716,125	0.3
113,500		Sun Art Retail Group Ltd.	160,294	0.1
27,700		Tencent Holdings Ltd.	1,773,561	0.7
899,000		Want Want China Holdings Ltd.	1,301,163	0.6
15,130	@,L	Youku.com, Inc. ADR	458,439	0.2
			11,922,427	5.0

		Denmark: 0.7%
14,417		Carlsberg A/S	1,595,295	0.7

		France: 5.1%
101,762		AXA S.A.	2,833,840	1.2
53,023		Edenred	1,775,346	0.8

70,435		Eutelsat Communications	2,197,748	0.9
7,736		Iliad SA	1,585,042	0.7
15,279		Pernod-Ricard S.A.	1,740,762	0.7
22,994		Schneider Electric S.A.	2,006,040	0.8
			12,138,778	5.1

		Germany: 3.7%
20,651		Bayer AG	2,899,631	1.2
7,739		Brenntag AG	1,436,332	0.6
15,471		Fresenius AG	2,379,055	1.0
23,254		SAP AG	2,016,633	0.9
			8,731,651	3.7

		Hong Kong: 3.7%
637,000		AIA Group Ltd.	3,206,332	1.3
603,000		Hang Lung Properties Ltd.	1,911,443	0.8
39,600		Jardine Matheson Holdings Ltd.	2,074,457	0.9
456,500		Kerry Properties Ltd.	1,589,496	0.7
			8,781,728	3.7

		India: 3.3%
85,740	@,L	Axis Bank Ltd. GDR	1,798,465	0.8
324,016		Bharti Airtel Ltd.	1,732,322	0.7
161,732		Housing Development Finance Corp.	2,082,392	0.9
12,038		Infosys Ltd.	678,473	0.3
202,461		Adani Ports and Special Economic Zone	509,807	0.2
623,700		Power Grid Corp. of India Ltd.	1,008,010	0.4
			7,809,469	3.3

		Indonesia: 0.5%
5,667,000	@	Sarana Menara Nusantara Tbk PT	1,276,216	0.5

		Ireland: 0.5%
101,988		James Hardie Industries SE	1,183,645	0.5

		Japan: 12.9%
31,800		AEON Financial Service Co., Ltd.	852,729	0.4
86,000		Air Water, Inc.	1,165,568	0.5
56,800		FamilyMart Co., Ltd.	2,594,995	1.1
36,200		Honda Motor Co., Ltd.	1,494,232	0.6
139,900		Inpex Holdings, Inc.	1,794,381	0.8
82,200		Japan Tobacco, Inc.	2,674,686	1.1
66,000		Koito Manufacturing Co., Ltd.	1,261,103	0.5
67,000		Mitsubishi Estate Co., Ltd.	2,005,045	0.8
50,000		Nabtesco Corp.	1,153,939	0.5
50,400		Nippon Telegraph & Telephone Corp.	2,714,564	1.1
162,800		Nissan Motor Co., Ltd.	1,364,265	0.6
72,300		Olympus Corp.	2,293,121	1.0
26,100		Softbank Corp.	2,290,295	1.0
106,700		Sony Financial Holdings, Inc.	1,943,615	0.8
170,800		Sumitomo Corp.	2,146,637	0.9

ING T. ROWE PRICE INTERNATIONAL	PORTFOLIO OF INVESTMENTS
STOCK PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

28,200		Takeda Pharmaceutical Co., Ltd.	1,293,395	0.5
285,600		Yahoo! Japan Corp.	1,592,620	0.7
			30,635,190	12.9

		Malaysia: 0.7%
1,754,800		Astro Malaysia Holdings Bhd	1,608,883	0.7

		Mexico: 0.5%
181,700		Grupo Financiero Banorte	1,271,406	0.5

		Netherlands: 3.5%
25,374	@	ASML Holding NV	2,376,581	1.0
20,839		European Aeronautic Defence and Space Co. NV	1,599,820	0.7
48,900	@	NXP Semiconductor NV	2,245,977	1.0
53,962	@	Royal Dutch Shell PLC - Class B	2,035,467	0.8
			8,257,845	3.5

		Portugal: 0.6%
70,342		Jeronimo Martins	1,375,455	0.6

		Qatar: 0.5%
23,978		Qatar National Bank SAQ	1,132,560	0.5

		Russia: 0.7%
127,781		Sberbank of Russia ADR	1,607,485	0.7

		South Africa: 1.0%
37,858		Aspen Pharmacare Holdings Ltd.	970,949	0.4
198,763		Woolworths Holdings Ltd./South Africa	1,416,436	0.6
			2,387,385	1.0

		South Korea: 2.0%
5,048	@	Hyundai Mobis	1,405,383	0.6
3,025	@	LG Household & Health Care Ltd.	1,572,956	0.7
1,678	@	NAVER Corp.	1,156,356	0.5
422		Samsung Electronics Co., Ltd.	549,886	0.2
			4,684,581	2.0

		Spain: 0.9%
177,968		Banco Bilbao Vizcaya Argentaria S.A.	2,201,569	0.9

		Sweden: 3.9%
37,838		Assa Abloy AB	2,003,299	0.8
73,028		Elekta AB	1,117,557	0.5
72,848		Hexagon AB	2,304,346	1.0
77,637		Svenska Cellulosa AB SCA	2,391,830	1.0
27,441		Svenska Handelsbanken AB	1,349,187	0.6
			9,166,219	3.9

		Switzerland: 10.7%
56,192		ABB Ltd.	1,485,717	0.6

31,510		Cie Financiere Richemont SA	3,147,769	1.3
129,676	@	Credit Suisse Group	4,002,240	1.7
9,674	@	Dufry Group	1,699,524	0.7
29,973		Holcim Ltd.	2,240,921	1.0
31,428		Julius Baer Group Ltd.	1,510,305	0.7
39,489		Nestle S.A.	2,894,151	1.2
23,446		Novartis AG	1,879,182	0.8
583		SGS S.A.	1,342,213	0.6
19,790		Sonova Holding AG - Reg	2,668,580	1.1
6,104		Syngenta AG	2,433,647	1.0
			25,304,249	10.7

		Taiwan: 1.8%
462,000		Quanta Computer, Inc.	1,080,433	0.5
898,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,170,802	1.3
			4,251,235	1.8

		Thailand: 0.3%
599,600		CP ALL PCL	768,791	0.3

		Turkey: 0.5%
1		BIM Birlesik Magazalar AS	20	0.0
346,407		Turkiye Garanti Bankasi A/S	1,122,891	0.5
			1,122,911	0.5

		United Arab Emirates: 0.8%
112,948		DP World Ltd.	2,001,928	0.8

		United Kingdom: 17.4%
132,524		ARM Holdings PLC	2,409,680	1.0
640,838	@	Barclays PLC	2,897,809	1.2
83,169		BG Group PLC	1,789,670	0.8
57,198	@	BHP Billiton PLC	1,774,858	0.7
148,654		British Sky Broadcasting PLC	2,077,631	0.9
92,033	@	Burberry Group PLC	2,318,811	1.0
189,058		Capita Group PLC	3,254,313	1.4
149,508	@	Compass Group PLC	2,400,345	1.0
52,312	@	Diageo PLC	1,733,554	0.7
138,893		Experian Group Ltd.	2,565,694	1.1
109,535	@	GlaxoSmithKline PLC	2,926,514	1.2
25,809		Intertek Group PLC	1,347,014	0.6
110,421	@	Partnership Assurance Group plc	536,283	0.2
149,826	@	Rolls-Royce Holdings PLC	3,169,043	1.3
9,596		SABMiller PLC	493,957	0.2
99,654		Serco Group PLC	823,794	0.3
100,529	@	Standard Chartered PLC	2,270,655	1.0
125,256		Tullow Oil PLC	1,777,716	0.8
201,976	@	WPP PLC	4,626,071	2.0
			41,193,412	17.4

		United States: 6.4%
26,240		Anheuser-Busch InBev Worldwide, Inc.	2,790,274	1.2
48,000	@	Avago Technologies Ltd.	2,538,720	1.1
42,600		Las Vegas Sands Corp.	3,359,862	1.4
36,200	@	Liberty Global PLC - Class A	3,221,438	1.4
41,200	@,L	NII Holdings, Inc.	113,300	0.0

ING T. ROWE PRICE INTERNATIONAL	PORTFOLIO OF INVESTMENTS
STOCK PORTFOLIO	AS OF DECEMBER 31, 2013 (CONTINUED)

17,165	@,X	Peixe Urbano, Inc.	127,145	0.0
2,600	@	Priceline.com, Inc.	3,022,240	1.3
			15,172,979	6.4
	Total Common Stock (Cost $195,045,981)		230,381,437	97.2

PREFERRED STOCK: 0.0%
		United States: 0.0%
3,895	@,X	Peixe Urbano, Inc.	3,526	0.0
	Total Preferred Stock (Cost $128,227)		3,526	0.0

	Total Long-Term Investments (Cost $195,174,208)		230,384,963	97.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateralcc(1): 0.3%
851,255		Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $851,256, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 10.750%, Market Value plus accrued interest $868,280, due 01/02/14-03/01/47) (Cost $851,255)	851,255	0.3

Shares			Value	Percentage of Net Assets
		Affiliated Investment Companies: 1.5%
3,487,213		T. Rowe Price Reserve Investment Fund, 0.010%†† (Cost $3,487,213)	3,487,213	1.5

	Total Short-Term Investments (Cost $4,338,468)		4,338,468	1.8

	Total Investments in Securities (Cost $199,512,676)		$234,723,431	99.0
	Assets in Excess of Other Liabilities		2,482,478	1.0

	Net Assets		$237,205,909	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

  Cost for federal income tax purposes is $201,393,736.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,557,482
Gross Unrealized Depreciation	(12,227,787)

Net Unrealized Appreciation	$33,329,695

Sector Diversification	Percentage of Net Assets

Financials	19.2%
Consumer Discretionary	17.0
Industrials	15.3
Information Technology	10.9
Consumer Staples	10.4
Health Care	9.1
Materials	5.7
Telecommunication Services	4.6
Energy	4.6
Utilities	0.4
Short-Term Investments	1.8
Assets in Excess of Other Liabilities	1.0

Net Assets	100.0%

ING BlackRock Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 14.5%
67,260		BorgWarner, Inc.	3,760,507	1.0
220,850		Comcast Corp. – Class A	11,476,470	2.9
17,160		Home Depot, Inc.	1,412,955	0.4
201,960		Lowe’s Cos., Inc.	10,007,118	2.5
103,840		Ross Stores, Inc.	7,780,731	2.0
136,550		TJX Cos., Inc.	8,702,332	2.2
183,430		Twenty-First Century Fox, Inc.	6,453,067	1.6
36,760		VF Corp.	2,291,618	0.6
68,270		Walt Disney Co.	5,215,828	1.3
			57,100,626	14.5

		Consumer Staples: 4.9%
131,425		Coca-Cola Co.	5,429,167	1.4
131,915		CVS Caremark Corp.	9,441,157	2.4
50,950		Philip Morris International, Inc.	4,439,273	1.1
			19,309,597	4.9

		Energy: 8.1%
6,600	@	Antero Resources Corp.	418,704	0.1
85,100		Halliburton Co.	4,318,825	1.1
37,130		Marathon Petroleum Corp.	3,405,935	0.8
60,410		Oceaneering International, Inc.	4,765,141	1.2
83,394	L	PBF Energy, Inc.	2,623,575	0.7
104,010		Schlumberger Ltd.	9,372,341	2.4
199,820		Suncor Energy, Inc.	7,003,691	1.8
			31,908,212	8.1

		Financials: 5.5%
147,540		Discover Financial Services	8,254,863	2.1
58,210		Travelers Cos., Inc.	5,270,334	1.3
201,280		US Bancorp.	8,131,712	2.1
			21,656,909	5.5

		Health Care: 17.0%
160,825		Abbott Laboratories	6,164,422	1.6
120,465		AbbVie, Inc.	6,361,757	1.6
17,446	@	Actavis PLC	2,930,928	0.7
66,420		Aetna, Inc.	4,555,748	1.1
115,030		Agilent Technologies, Inc.	6,578,566	1.7
53,700		Amgen, Inc.	6,130,392	1.6
14,650	@	Biogen Idec, Inc.	4,098,337	1.0
27,140	@	Celgene Corp.	4,585,574	1.2
54,750		Eli Lilly & Co.	2,792,250	0.7
8,100	@	Envision Healthcare Holdings, Inc.	287,712	0.1
51,840	@	Gilead Sciences, Inc.	3,895,776	1.0
62,905		McKesson Corp.	10,152,867	2.6
83,860		Merck & Co., Inc.	4,197,193	1.1
49,441		Universal Health Services, Inc.	4,017,576	1.0
			66,749,098	17.0

		Industrials: 12.6%
86,490		3M Co.	12,130,222	3.1
57,450		Boeing Co.	7,841,350	2.0
29,260		Cummins, Inc.	4,124,782	1.0
78,830	@	Ingersoll-Rand PLC - Class A	4,855,928	1.2
59,160		KBR, Inc.	1,886,612	0.5
45,561	@	MRC Global, Inc.	1,469,798	0.4
33,793		Parker Hannifin Corp.	4,347,132	1.1
29,690		Rockwell Collins, Inc.	2,194,685	0.6
200,189	@	United Continental Holdings, Inc.	7,573,150	1.9
33,650	@	WABCO Holdings, Inc.	3,143,247	0.8
			49,566,906	12.6

		Information Technology: 28.9%
33,035	@	Alliance Data Systems Corp.	8,685,893	2.2
23,615		Apple, Inc.	13,250,613	3.4
129,270		Applied Materials, Inc.	2,286,786	0.6
22,650	@	Cognizant Technology Solutions Corp.	2,287,197	0.6
46,075		DST Systems, Inc.	4,180,845	1.1
290,960		EMC Corp.	7,317,644	1.8
18,055	@	Google, Inc. – Class A	20,234,419	5.1
10,685		International Business Machines Corp.	2,004,185	0.5
14,430		Mastercard, Inc.	12,055,688	3.1
372,230		Microsoft Corp.	13,932,569	3.5
83,884		NetApp, Inc.	3,450,988	0.9
280,320		Oracle Corp.	10,725,043	2.7
27,240		Qualcomm, Inc.	2,022,570	0.5
119,500		Symantec Corp.	2,817,810	0.7
44,800	@	TE Connectivity Ltd.	2,468,928	0.6
51,280	@	Teradata Corp.	2,332,727	0.6
12,060		Visa, Inc.	2,685,521	0.7
28,180	@	Yahoo!, Inc.	1,139,599	0.3
			113,879,025	28.9

		Materials: 5.4%
9,200		CF Industries Holdings, Inc.	2,143,968	0.5
37,070		Dow Chemical Co.	1,645,908	0.4
56,910		International Paper Co.	2,790,297	0.7
115,326		Packaging Corp. of America	7,297,829	1.9
38,360		PPG Industries, Inc.	7,275,358	1.9
			21,153,360	5.4

	Total Common Stock (Cost $287,498,222)		381,323,733	96.9

EXCHANGE-TRADED FUNDS: 2.3%
49,680		SPDR Trust Series 1	9,174,406	2.3

	Total Exchange-Traded Funds (Cost $8,990,749)		9,174,406	2.3

	Total Long-Term Investments (Cost $296,488,971)		390,498,139	99.2

See Accompanying Notes to Financial Statements

1

ING BlackRock Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
		Securities Lending Collateralcc(1): 0.5%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.3
900,310	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $900,310, collateralized by various U.S. Government Agency Obligations, 2.500%-4.000%, Market Value plus accrued interest $918,316, due 12/01/26-01/01/44)	900,310	0.2
		1,900,310	0.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.4%
5,466,177	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $5,466,177)	5,466,177	1.4

	Total Short-Term Investments (Cost $7,366,487)	7,366,487	1.9

	Total Investments in Securities (Cost $303,855,458)	$397,864,626	101.1
	Liabilities in Excess of Other Assets	(4,309,437)	(1.1)

	Net Assets	$393,555,189	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $304,103,287.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$96,805,206
Gross Unrealized Depreciation	(3,043,867)

Net Unrealized Appreciation	$93,761,339

See Accompanying Notes to Financial Statements

2

ING Clarion Real Estate Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 1.5%
96,600	@	Extended Stay America, Inc.	2,536,716	0.4
170,700	@	Hilton Worldwide Holdings, Inc.	3,798,075	0.6
39,200		Starwood Hotels & Resorts Worldwide, Inc.	3,114,440	0.5
			9,449,231	1.5

		Financials: 96.6%
144,600		American Realty Capital Properties, Inc.	1,859,556	0.3
118,600	@	American Residential Properties, Inc.	2,035,176	0.3
141,252		AvalonBay Communities, Inc.	16,700,224	2.7
473,700		BioMed Realty Trust, Inc.	8,583,444	1.4
189,896		Boston Properties, Inc.	19,059,861	3.0
351,900		Brandywine Realty Trust	4,958,271	0.8
225,620		BRE Properties, Inc.	12,343,670	2.0
151,300		Brixmor Property Group, Inc.	3,075,929	0.5
664,100		Cole Real Estate Investment, Inc.	9,323,964	1.5
544,800		Cousins Properties, Inc.	5,611,440	0.9
238,200		CubeSmart	3,796,908	0.6
934,900		DCT Industrial Trust, Inc.	6,665,837	1.1
815,600		DDR Corp.	12,535,772	2.0
88,357	L	Digital Realty Trust, Inc.	4,340,096	0.7
447,200		Douglas Emmett, Inc.	10,415,288	1.7
853,600		Duke Realty Corp.	12,838,144	2.0
136,400		EPR Properties	6,705,424	1.1
577,771		Equity Residential	29,968,982	4.8
64,180		Essex Property Trust, Inc.	9,210,472	1.5
15,288		Federal Realty Investment Trust	1,550,356	0.2
863,453		General Growth Properties, Inc.	17,329,502	2.8
356,652		HCP, Inc.	12,953,601	2.1
440,300		Health Care Real Estate Investment Trust, Inc.	23,586,871	3.8
378,845		Healthcare Realty Trust, Inc.	8,073,187	1.3
369,700		Healthcare Trust of America, Inc.	3,637,848	0.6
221,447		Highwoods Properties, Inc.	8,009,738	1.3
1,638,768		Host Hotels & Resorts, Inc.	31,857,650	5.1
246,700		Kilroy Realty Corp.	12,379,406	2.0
807,378		Kimco Realty Corp.	15,945,715	2.5
663,200		Lexington Realty Trust	6,771,272	1.1

336,345		Liberty Property Trust	11,392,005	1.8
248,623		Macerich Co.	14,641,408	2.3
124,000		Pebblebrook Hotel Trust	3,814,240	0.6
208,000		Post Properties, Inc.	9,407,840	1.5
776,184		ProLogis, Inc.	28,679,999	4.6
134,564		Public Storage, Inc.	20,254,573	3.2
235,011		Ramco-Gershenson Properties	3,699,073	0.6
98,500		Realty Income Corp.	3,677,005	0.6
165,700		Regency Centers Corp.	7,671,910	1.2
344,900		Senior Housing Properties Trust	7,667,127	1.2
382,671		Simon Property Group, Inc.	58,227,219	9.3
184,554		SL Green Realty Corp.	17,049,099	2.7
797,900		Spirit Realty Capital, Inc.	7,843,357	1.3
727,100	@	Strategic Hotel Capital, Inc.	6,871,095	1.1
108,151		Sun Communities, Inc.	4,611,559	0.7
506,900		Sunstone Hotel Investors, Inc.	6,792,460	1.1
57,798		Tanger Factory Outlet Centers, Inc.	1,850,692	0.3
153,114		Taubman Centers, Inc.	9,787,047	1.6
721,203		UDR, Inc.	16,840,090	2.7
246,895		Ventas, Inc.	14,142,146	2.3
262,613		Vornado Realty Trust	23,317,408	3.7
99,000		Weyerhaeuser Co.	3,125,430	0.5
			603,486,386	96.6

	Total Common Stock (Cost $574,786,470)		612,935,617	98.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
		Securities Lending Collateralcc(1): 0.7%
218,659		Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $218,659, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $223,032, due 05/15/14-08/15/43)	218,659	0.0
1,038,642		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,038,643, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,059,415, due 01/15/14-05/01/51)	1,038,642	0.1

See Accompanying Notes to Financial Statements

3

ING Clarion Real Estate Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

1,038,642	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,038,643, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,059,415, due 12/15/15-08/15/53)	1,038,642	0.2
1,038,642	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,038,644, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,059,415, due 01/24/14-02/01/47)	1,038,642	0.2
1,038,642	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,038,643, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $1,059,415, due 06/01/17-09/01/44)	1,038,642	0.2
		4,373,227	0.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.4%
2,524,827	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $2,524,827)	2,524,827	0.4

	Total Short-Term Investments (Cost $6,898,054)	6,898,054	1.1
	Total Investments in Securities (Cost $581,684,524)	$619,833,671	99.2
	Assets in Excess of Other Liabilities	5,236,781	0.8

	Net Assets	$625,070,452	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $592,356,074.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,562,037
Gross Unrealized Depreciation	(29,084,440)

Net Unrealized Appreciation	$27,477,597

REIT Diversification	Percentage of Net Assets
Retail REITs	22.8%
Residential REITs	16.5
Specialized REITs	16.2
Diversified REITs	15.7
Office REITs	12.4
Hotels, Resorts & Cruise Lines	8.8
Industrial REITs	5.7
Assets in Excess of Other Liabilities*	1.9

Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

4

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 57.5%
		Consumer Discretionary: 1.0%
24,512	@,L	Dex Media, Inc.	166,191	0.0
140,000		Ford Motor Co.	2,160,200	0.2
120,000	@,X	General Motors Co.	–	–
41,208	@	General Motors Co.	1,684,171	0.2
14,700		McDonald’s Corp.	1,426,341	0.2
60,100		Target Corp.	3,802,527	0.4
			9,239,430	1.0

		Consumer Staples: 1.5%
130,100		Coca-Cola Co.	5,374,431	0.6
85,000		PepsiCo, Inc.	7,049,900	0.7
51,200		Safeway, Inc.	1,667,584	0.2
			14,091,915	1.5

		Energy: 10.9%
36,100		Anadarko Petroleum Corp.	2,863,452	0.3
67,600		Baker Hughes, Inc.	3,735,576	0.4
340,000		BP PLC ADR	16,527,400	1.7
100,000	@	Callon Petroleum Co.	653,000	0.1
365,000		Canadian Oil Sands Ltd.	6,865,333	0.7
100,000		Chesapeake Energy Corp.	2,714,000	0.3
64,200		Chevron Corp.	8,019,222	0.9
106,235		ExxonMobil Corp.	10,750,982	1.1
155,200		Halliburton Co.	7,876,400	0.8
293,400		Royal Dutch Shell PLC - Class A ADR	20,910,618	2.2
71,300		Schlumberger Ltd.	6,424,843	0.7
161,200		Spectra Energy Corp.	5,741,944	0.6
50,000		Total S.A. ADR	3,063,500	0.3
60,000	@	Transocean Ltd.	2,965,200	0.3
113,000		Williams Cos., Inc.	4,358,410	0.5
			103,469,880	10.9

		Financials: 6.0%
697,300		Bank of America Corp.	10,856,961	1.1
377,700	@	Barclays PLC	1,707,924	0.2
43,000		Commonwealth Bank of Australia	2,996,106	0.3
500,000	@	HSBC Holdings PLC	5,487,104	0.6
226,000		JPMorgan Chase & Co.	13,216,480	1.4
22,680		Metlife, Inc.	1,222,906	0.1
45,200	@,L	Royal Bank of Canada	3,038,580	0.3
365,500		Wells Fargo & Co.	16,593,700	1.8
635,200		Westfield Retail Trust	1,687,490	0.2
			56,807,251	6.0

		Health Care: 6.7%
56,300		Eli Lilly & Co.	2,871,300	0.3
104,800		Johnson & Johnson	9,598,632	1.0
410,200		Merck & Co., Inc.	20,530,510	2.2
378,100		Pfizer, Inc.	11,581,203	1.2
46,700		Roche Holding AG - Genusschein	13,081,897	1.4

115,000		Sanofi-Aventis SA ADR	6,167,450	0.6
			63,830,992	6.7

		Industrials: 3.9%
21,700		Caterpillar, Inc.	1,970,577	0.2
1,222	@	Ceva Holdings LLC	1,160,758	0.1
571,600		General Electric Co.	16,021,948	1.7
40,000		Lockheed Martin Corp.	5,946,400	0.6
30,500		Raytheon Co.	2,766,350	0.3
93,700		Republic Services, Inc.	3,110,840	0.4
131,000		Waste Management, Inc.	5,877,970	0.6
			36,854,843	3.9

		Information Technology: 4.3%
12,200		Apple, Inc.	6,845,542	0.7
243,200		Cisco Systems, Inc.	5,459,840	0.6
512,200		Intel Corp.	13,296,712	1.4
132,300		Maxim Integrated Products	3,692,493	0.4
123,100		Microsoft Corp.	4,607,633	0.5
40,900		Oracle Corp.	1,564,834	0.2
109,000		Texas Instruments, Inc.	4,786,190	0.5
			40,253,244	4.3

		Materials: 9.3%
70,000	L	Agrium, Inc.	6,403,600	0.7
37,931	@	AngloGold Ashanti Ltd. ADR	444,551	0.0
268,900		Barrick Gold Corp.	4,740,707	0.5
331,700		BHP Billiton PLC	10,292,676	1.1
367,700		Dow Chemical Co.	16,325,880	1.7
129,100		EI Du Pont de Nemours & Co.	8,387,627	0.9
251,000		Freeport-McMoRan Copper & Gold, Inc.	9,472,740	1.0
130,800		GoldCorp, Inc.	2,834,436	0.3
130,000		LyondellBasell Industries NV - Class A	10,436,400	1.1
20,000		Mosaic Co.	945,400	0.1
198,000		Newmont Mining Corp.	4,559,940	0.5
236,200	L	Rio Tinto PLC ADR	13,328,766	1.4
			88,172,723	9.3

		Telecommunication Services: 2.1%
275,000		AT&T, Inc.	9,669,000	1.0
800,000		Telstra Corp., Ltd.	3,754,873	0.4
1,750,000		Vodafone Group PLC	6,890,122	0.7
			20,313,995	2.1

		Utilities: 11.8%
53,000		AGL Resources, Inc.	2,503,190	0.3
150,000		American Electric Power Co., Inc.	7,011,000	0.7
111,700		Dominion Resources, Inc.	7,225,873	0.8
194,965		Duke Energy Corp.	13,454,535	1.4
220,000	@,L	Dynegy, Inc.	4,734,400	0.5
85,000		Entergy Corp.	5,377,950	0.6
255,000		Exelon Corp.	6,984,450	0.7
100,000		FirstEnergy Corp.	3,298,000	0.3
130,830		NextEra Energy, Inc.	11,201,664	1.2
220,000		Pacific Gas & Electric Co.	8,861,600	0.9

See Accompanying Notes to Financial Statements

5

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

100,000		Pinnacle West Capital Corp.	5,292,000	0.6
185,200		PPL Corp.	5,572,668	0.6
175,000		Public Service Enterprise Group, Inc.	5,607,000	0.6
105,000		Sempra Energy	9,424,800	1.0
162,600		Southern Co.	6,684,486	0.7
162,000		TECO Energy, Inc.	2,792,880	0.3
200,000		Xcel Energy, Inc.	5,588,000	0.6
			111,614,496	11.8

	Total Common Stock (Cost $476,839,942)		544,648,769	57.5

PREFERRED STOCK: 4.3%
		Energy: 0.7%
3,500	#,@	Chesapeake Energy Corp.	4,064,375	0.4
25,000	@	SandRidge Energy, Inc.	2,484,375	0.3
			6,548,750	0.7

		Financials: 3.2%
1,839	#,@,P	Ally Financial, Inc.	1,765,612	0.2
9,300		Bank of America Corp.	9,867,300	1.0
50	@,P	Fannie Mae	1,425,000	0.2
100,000	@,P	Federal National Mortgage Association - Series Q	700,000	0.1
194,460	@,P	Federal National Mortgage Association - Series R	1,528,456	0.2
96,100	@,L,P	Federal National Mortgage Association - Series S	840,875	0.1
90,000	@	Felcor Lodging Trust, Inc.	2,205,000	0.2
191,500	@,P	Federal Home Loan Mortgage Corp.	1,717,755	0.2
40,000	@	MetLife, Inc.	1,261,600	0.1
8,000		Wells Fargo & Co.	8,840,000	0.9
			30,151,598	3.2

		Industrials: 0.2%
41	@	Ceva Holdings Series A-1	53,300	0.0
1,748	@	Ceva Holdings Series A-2	1,660,439	0.2
			1,713,739	0.2

		Utilities: 0.2%
17,000	@	Dominion Resources, Inc./VA	920,040	0.1
17,000	@	Dominion Resources, Inc./VA	921,570	0.1
			1,841,610	0.2

	Total Preferred Stock (Cost $47,443,626)		40,255,697	4.3

EQUITY-LINKED SECURITIES: 1.0%
		Energy: 0.6%
30,000	#,@	Barclays Bank PLC into Devon Energy Corp., 6.000%	1,892,514	0.2

250,000	#,@	Barclays Bank PLC into Weatherford International Ltd., 7.500%	4,006,850	0.4
			5,899,364	0.6

		Information Technology: 0.4%
120,000	#,@	Wells Fargo & Co. into Broadcom Corp., 7.000%	3,406,560	0.4

	Total Equity-Linked Securities (Cost $9,073,000)		9,305,924	1.0

WARRANTS: 0.0%
		Utilities: 0.0%
21,595	@	Dynegy, Inc.	29,369	0.0

	Total Warrants (Cost $498,071)		29,369	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 34.1%
		Basic Materials: 2.1%
1,000,000	L	AngloGold Ashanti Holdings PLC, 8.500%, 07/30/20	1,037,600	0.1
1,500,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 02/01/18	1,582,500	0.2
522,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	542,554	0.0
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,252,500	0.2
1,500,000	#	FQM Akubra, Inc., 8.750%, 06/01/20	1,635,000	0.2
1,000,000		HudBay Minerals, Inc., 9.500%, 10/01/20	1,032,500	0.1
EUR 2,169,175	#	Ineos Group Holdings PLC, 7.875%, 02/15/16	3,013,986	0.3
EUR 2,500,000	#	Kerling PLC, 10.625%, 02/01/17	3,658,515	0.4
EUR 1,800,000	#	Kinove German Bondco GmbH, 10.000%, 06/15/18	2,748,659	0.3
2,500,000	L	Molycorp, Inc., 10.000%, 06/01/20	2,493,750	0.3
			19,997,564	2.1

		Communications: 6.9%
3,000,000		Cablevision Systems Corp., 7.750%, 04/15/18	3,360,000	0.4
1,000,000		Cablevision Systems Corp., 8.625%, 09/15/17	1,167,500	0.1
2,500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	2,581,250	0.3
1,300,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 01/15/24	1,231,750	0.1

See Accompanying Notes to Financial Statements

6

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

500,000		CenturyLink, Inc., 6.750%, 12/01/23	508,750	0.0
80,415		Clear Channel Communications, Inc., 3.819%, 01/29/16	78,113	0.0
4,617,472		Clear Channel Communications, Inc., 6.919%, 01/30/19	4,421,229	0.5
1,485,057		Clear Channel Communications, Inc., 7.669%, 07/30/19	1,466,494	0.2
1,853,000		Clear Channel Communications, Inc., 9.000%, 12/15/19	1,899,325	0.2
5,300,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	5,379,500	0.6
4,500,000		Cricket Communications, Inc., 7.750%, 10/15/20	5,146,875	0.5
2,000,000		CSC Holdings, LLC, 6.750%, 11/15/21	2,165,000	0.2
900,000		Frontier Communications Corp., 8.500%, 04/15/20	1,012,500	0.1
1,500,000		Frontier Communications Corp., 9.250%, 07/01/21	1,736,250	0.2
4,700,000	#	Sprint Corp., 7.875%, 09/15/23	5,064,250	0.5
1,000,000		Sprint Nextel Corp., 7.000%, 08/15/20	1,087,500	0.1
3,500,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	4,226,250	0.4
1,000,000		Sprint Nextel Corp., 9.125%, 03/01/17	1,180,000	0.1
3,500,000		Sprint Nextel Corp., 11.500%, 11/15/21	4,602,500	0.5
214,618	±	SuperMedia, Inc., 11.600%, 12/30/16	160,248	0.0
2,500,000		T-Mobile USA, Inc., 6.633%, 04/28/21	2,646,875	0.3
2,500,000		T-Mobile USA, Inc., 6.731%, 04/28/22	2,615,625	0.3
2,000,000	#	Univision Communications, Inc., 5.125%, 05/15/23	2,007,500	0.2
3,400,000		Verizon Communications, Inc., 5.150%, 09/15/23	3,651,804	0.4
3,700,000		Verizon Communications, Inc., 6.550%, 09/15/43	4,329,807	0.5
1,900,000		Visant Corp., 10.000%, 10/01/17	1,852,500	0.2
			65,579,395	6.9

		Consumer, Cyclical: 3.4%
1,800,000	#	Academy Ltd. / Academy Finance Corp., 9.250%, 08/01/19	1,998,000	0.2
1,500,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,631,250	0.2

1,200,000		Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	1,158,750	0.1
4,300,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	4,912,750	0.5
1,976,000		ClubCorp Club Operations, Inc., 10.000%, 12/01/18	2,198,300	0.2
600,000		Goodyear Tire & Rubber Co., 8.250%, 08/15/20	673,500	0.1
3,200,000		Goodyear Tire & Rubber Co/The, 6.500%, 03/01/21	3,408,000	0.4
750,000		Harrah’s Operating Co., Inc., 11.250%, 06/01/17	765,000	0.1
400,000		KB Home, 6.250%, 06/15/15	425,000	0.0
2,500,000		KB Home, 7.500%, 09/15/22	2,643,750	0.3
3,000,000	#	Landry’s, Inc., 9.375%, 05/01/20	3,285,000	0.3
400,000		MGM Resorts International, 6.750%, 10/01/20	429,000	0.0
1,500,000		MGM Resorts International, 10.000%, 11/01/16	1,807,500	0.2
760,128		Navistar International Corp., 5.750%, 08/17/17	773,193	0.1
1,400,000	L	Navistar International Corp., 8.250%, 11/01/21	1,456,000	0.2
2,068,779		U.S. Investigations Services, Inc., 4.750%, 02/21/15	2,031,930	0.2
EUR 1,500,000	#	Volkswagen International Finance NV, 5.500%, 11/09/15	2,559,492	0.3
			32,156,415	3.4

		Consumer, Non-cyclical: 4.9%
2,000,000	L	Alliance One International, Inc., 9.875%, 07/15/21	1,885,000	0.2
2,000,000		Ceridian Corp., 11.250%, 11/15/15	2,025,000	0.2
800,000		Grifols, Inc., 8.250%, 02/01/18	854,000	0.1
2,300,000		HCA, Inc., 6.500%, 02/15/16	2,521,375	0.3
3,400,000		HCA, Inc., 6.500%, 02/15/20	3,744,250	0.4
3,200,000		HCA, Inc., 7.500%, 02/15/22	3,520,000	0.4
1,500,000	#,L	Innovation Ventures, LLC / Innovation Ventures Finance Corp., 9.500%, 08/15/19	1,462,500	0.1
1,000,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	1,062,500	0.1
2,000,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	2,090,000	0.2

See Accompanying Notes to Financial Statements

7

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

800,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	872,000	0.1
1,500,000	#	Laureate Education, Inc., 9.250%, 09/01/19	1,638,750	0.2
900,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	922,500	0.1
1,400,000		Reynolds Group Issuer, Inc., 7.875%, 08/15/19	1,554,000	0.2
500,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	536,250	0.1
2,300,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	2,570,250	0.3
2,500,000	L	Supervalu, Inc., 8.000%, 05/01/16	2,778,125	0.3
2,800,000		Tenet Healthcare Corp., 8.125%, 04/01/22	3,024,000	0.3
2,455,000		Tenet Healthcare Corp., 8.000%, 08/01/20	2,672,881	0.3
4,800,000		Tenet Healthcare Corp., 9.250%, 02/01/15	5,184,000	0.5
1,100,000	L	United Rentals North America, Inc., 8.375%, 09/15/20	1,232,000	0.1
1,000,000		US Foods, Inc., 8.500%, 06/30/19	1,096,250	0.1
2,300,000	#	Valeant Pharmaceuticals International, Inc., 7.500%, 07/15/21	2,535,750	0.3
			45,781,381	4.9

		Energy: 6.3%
826,000		Antero Resources Finance Corp., 7.250%, 08/01/19	892,080	0.1
1,100,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	1,111,687	0.1
1,500,000	L	Arch Coal, Inc., 7.250%, 06/15/21	1,155,000	0.1
500,000		Bill Barrett Corp., 7.000%, 10/15/22	521,250	0.1
2,000,000		Chesapeake Energy Corp. - Term Loan B, 5.750%, 12/02/17	2,045,000	0.2
4,500,000		Chesapeake Energy Corp., 5.750%, 03/15/23	4,657,500	0.5
800,000		Chesapeake Energy Corp., 6.875%, 11/15/20	908,000	0.1
6,000,000		Chesapeake Energy Corp., 7.250%, 12/15/18	6,960,000	0.7
1,400,000		Consol Energy, Inc., 8.250%, 04/01/20	1,522,500	0.2
4,987,500		DRILLSHIP TL 7/15/16, 5.500%, 07/15/16	5,071,664	0.5
1,500,000		El Paso Corp., 7.750%, 01/15/32	1,526,627	0.2

1,500,000		Energy XXI Gulf Coast, Inc., 9.250%, 12/15/17	1,676,250	0.2
2,500,000		EP Energy, LLC, 9.375%, 05/01/20	2,896,875	0.3
919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	962,653	0.1
2,500,000		Fieldwood Energy - TL 2L, 8.375%, 09/30/20	2,558,035	0.3
2,000,000		Halcon Resources Corp., 9.750%, 07/15/20	2,095,000	0.2
800,000	#	Kinder Morgan, Inc./DE, 5.000%, 02/15/21	791,034	0.1
1,600,000	#	Kinder Morgan, Inc./DE, 5.625%, 11/15/23	1,554,814	0.2
2,000,000		Linn Energy, LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	2,170,000	0.2
1,000,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.750%, 10/01/20	1,092,500	0.1
2,500,000		Niska Gas Storage US, LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18	2,612,500	0.3
2,000,000		Peabody Energy Corp., 6.250%, 11/15/21	2,030,000	0.2
5,000,000		Quicksilver Resources - TL 2L, 7.000%, 06/12/19	4,962,500	0.5
2,600,000	#	Samson Investment Co., 10.500%, 02/15/20	2,847,000	0.3
2,800,000	#	Sanchez Energy Corp., 7.750%, 06/15/21	2,877,000	0.3
2,000,000		W&T Offshore, Inc., 8.500%, 06/15/19	2,125,000	0.2
			59,622,469	6.3

		Financial: 2.6%
1,000,000		Ally Financial, Inc., 6.250%, 12/01/17	1,118,750	0.1
1,500,000		Bank of America Corp., 8.125%, 12/29/49	1,685,929	0.2
GBP 1,000,000	#,L	Boparan Holdings Ltd., 9.875%, 04/30/18	1,817,580	0.2
1,300,000		E*TRADE Financial Corp., 6.000%, 11/15/17	1,387,750	0.1
2,000,000		International Lease Finance Corp., 8.875%, 09/01/17	2,390,000	0.3
12,500,000		JPMorgan Chase & Co., 7.900%, 04/29/49	13,793,950	1.5
2,300,000	#	Nuveen Investments, Inc., 9.500%, 10/15/20	2,317,250	0.2
			24,511,209	2.6

		Industrial: 2.0%
1,600,000	#,L	Abengoa Finance SAU, 8.875%, 11/01/17	1,728,000	0.2
1,400,000		Cemex SAB de CV, 3.250%, 03/15/16	1,848,000	0.2

See Accompanying Notes to Financial Statements

8

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

805,000		Cemex SAB de CV, 3.750%, 03/15/18	1,093,794	0.1
1,500,000	#	Cemex SAB de CV, 7.250%, 01/15/21	1,556,250	0.2
4,000,000	#	Cemex SAB de CV, 9.000%, 01/11/18	4,410,000	0.5
2,400,000	#	CEVA Group PLC, 4.000%, 05/01/18	2,124,000	0.2
2,500,000		CHC Helicopter SA, 9.250%, 10/15/20	2,706,250	0.3
3,000,000		Dynacast International, LLC / Dynacast Finance, Inc., 9.250%, 07/15/19	3,322,500	0.3
			18,788,794	2.0

		Technology: 4.6%
1,300,000	#	BMC Software Finance, Inc., 8.125%, 07/15/21	1,345,500	0.1
3,600,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	3,996,000	0.4
92,000		CDW, LLC / CDW Finance Corp., 12.535%, 10/12/17	96,600	0.0
3,276,964		First Data Corp. - Term Loan B-3, 4.164%, 03/24/18	3,287,460	0.4
6,179,000	#	First Data Corp., 8.250%, 01/15/21	6,603,806	0.7
3,187,000	#,&	First Data Corp., 8.750%, 01/15/22	3,418,057	0.4
4,062,000		First Data Corp., 11.250%, 03/31/16	4,082,310	0.4
6,400,000		First Data Corp., 12.625%, 01/15/21	7,544,000	0.8
3,000,000	L	Freescale Semiconductor, Inc., 8.050%, 02/01/20	3,240,000	0.4
333,000		Freescale Semiconductor, Inc., 10.125%, 12/15/16	340,493	0.0
5,980,000		Freescale Semiconductor, Inc., 10.750%, 08/01/20	6,817,200	0.7
600,000		Infor US, Inc., 9.375%, 04/01/19	678,000	0.1
1,225,714		SRA International, Inc. - Term Loan B, 6.500%, 07/20/18	1,216,010	0.1
800,000		SRA International, Inc., 11.000%, 10/01/19	836,000	0.1
			43,501,436	4.6

		Utilities: 1.3%
814,000	#	Calpine Corp., 7.500%, 02/15/21	892,348	0.1
760,000	#	Calpine Corp., 7.875%, 01/15/23	834,100	0.1
616,000	#	Calpine Corp., 7.875%, 07/31/20	677,600	0.1
1,500,000	X	GCB Dyengy Holdings Escrow, 05/01/16	–	–
7,000,000	X	GCB Dyengy Holdings Escrow, 06/01/15	–	–
2,500,000	X	GCB Dyengy Holdings Escrow, 06/01/19	–	–

5,000,000	#	InterGen NV, 7.000%, 06/30/23	5,200,000	0.5
1,900,000		GenOn Energy, Inc., 7.875%, 06/15/17	2,099,500	0.2
2,500,000		Sabine Pass LNG LP, 7.500%, 11/30/16	2,837,500	0.3
			12,541,048	1.3

	Total Corporate Bonds/Notes (Cost $293,588,469)		322,479,711	34.1

	Total Long-Term Investments (Cost $827,443,108)		916,719,470	96.9

SHORT-TERM INVESTMENTS: 4.7%
		U.S. Government Agency Obligations: 1.2%
11,000,000	@,Z	Federal Home Loan Bank Discount Notes, 0.000%, 01/02/14 (Cost $11,000,000)	11,000,000	1.2

		Securities Lending Collateralcc(1): 3.5%
7,935,679		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $7,935,692, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $8,094,406, due 01/31/14-01/01/44)	7,935,679	0.9
7,935,679		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $7,935,688, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $8,094,393, due 12/15/15-08/15/53)	7,935,679	0.8

See Accompanying Notes to Financial Statements

9

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

3,956,296	Daiwa Capital Markets, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $3,956,303, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,035,422, due 04/30/15-03/01/48)	3,956,296	0.4
5,649,661	Morgan Stanley, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $5,649,670, collateralized by various U.S. Government Agency Obligations, 1.372%-8.500%, Market Value plus accrued interest $5,762,654, due 05/01/17-12/01/44)	5,649,661	0.6
7,935,679	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $7,935,688, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $8,094,408, due 03/28/14-04/15/30)	7,935,679	0.8
		33,412,994	3.5

	Total Short-Term Investments (Cost $44,412,994)	44,412,994	4.7

	Total Investments in Securities (Cost $871,856,102)	$961,132,464	101.6
	Liabilities in Excess of Other Assets	(14,792,882)	(1.6)

	Net Assets	$946,339,582	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $871,880,994.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$154,104,051
Gross Unrealized Depreciation	(64,852,581)

Net Unrealized Appreciation	$89,251,470

See Accompanying Notes to Financial Statements

10

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 88.2%
		Consumer Discretionary: 8.7%
40,589		British Sky Broadcasting PLC	567,283	0.1
87,445		CBS Corp. - Class B	5,573,744	1.0
27,995		Comcast Corp. – Special Class A	1,396,391	0.2
154,440	@	General Motors Co.	6,311,963	1.2
71,680		Kohl’s Corp.	4,067,840	0.7
440,822	@,X	Prime AET&D Holdings	–	–
592,520	@	Reed Elsevier PLC	8,836,663	1.7
50,118		Time Warner Cable, Inc.	6,790,989	1.3
25,030	@	Tribune Co.	1,937,322	0.4
15,346	@	Tribune Co. - Class B	1,187,780	0.2
292,214		Twenty-First Century Fox, Inc.	10,110,604	1.9
			46,780,579	8.7

		Consumer Staples: 12.7%
138,520		Altria Group, Inc.	5,317,783	1.0
211,050		Avon Products, Inc.	3,634,281	0.7
176,046		British American Tobacco PLC	9,449,160	1.8
92,470		Coca-Cola Enterprises, Inc.	4,080,701	0.8
118,663		CVS Caremark Corp.	8,492,711	1.6
66,912		Dr Pepper Snapple Group, Inc.	3,259,952	0.6
138,832		Imperial Tobacco Group PLC	5,382,281	1.0
182,381		Kroger Co.	7,209,521	1.3
109,762		Lorillard, Inc.	5,562,738	1.0
16,137		Pernod-Ricard S.A.	1,838,516	0.3
33,421		Philip Morris International, Inc.	2,911,972	0.5
934,795		Tesco PLC	5,191,258	1.0
100,541		Walgreen Co.	5,775,075	1.1
			68,105,949	12.7

		Energy: 11.7%
98,829		Apache Corp.	8,493,364	1.6
108,861		Baker Hughes, Inc.	6,015,659	1.1
211,384		BG Group PLC	4,548,660	0.9
554,065	@	BP PLC	4,490,228	0.8
136,476		Consol Energy, Inc.	5,191,547	1.0
36,835	@	Ensco PLC	2,106,225	0.4
237,162		Marathon Oil Corp.	8,371,819	1.6
52,544		Murphy Oil Corp.	3,409,055	0.6
150,620		Petroleo Brasileiro SA ADR	2,075,544	0.4
258,864		Royal Dutch Shell PLC	9,242,198	1.7
20,579		Talisman Energy, Inc.	239,257	0.0
233,338		Talisman Energy, Inc.	2,718,388	0.5
102,715	@	Transocean Ltd.	5,076,175	0.9
40,396	@	WPX Energy, Inc.	823,270	0.2
			62,801,389	11.7

		Financials: 19.6%
80,286	@	ACE Ltd.	8,312,009	1.5
417,142	@	Aegon NV	3,953,073	0.7

224,272		American International Group, Inc.	11,449,086	2.1
9,488		Alexander’s, Inc.	3,131,040	0.6
13,150	@	Alleghany Corp.	5,259,474	1.0
49,872	#,@	Bond Street Holdings, LLC	748,080	0.2
67,751		Brookfield Properties Co.	1,304,207	0.2
454,259	@,X	Canary Wharf Group PLC	2,347,677	0.4
244,134	@	China Cinda Asset Management Co. Ltd.	152,381	0.0
71,583		CIT Group, Inc.	3,731,622	0.7
113,022		Citigroup, Inc.	5,889,576	1.1
16,005		Columbia Banking System, Inc.	440,297	0.1
38,746		Deutsche Boerse AG	3,211,048	0.6
51,610	@	Forestar Real Estate Group, Inc.	1,097,745	0.2
9,584		Guaranty Bancorp	134,655	0.0
122,490		JPMorgan Chase & Co.	7,163,215	1.3
81,628	@	KB Financial Group, Inc.	3,299,395	0.6
104,779		Metlife, Inc.	5,649,684	1.1
96,600		Morgan Stanley	3,029,376	0.6
117,880		PNC Financial Services Group, Inc.	9,145,130	1.7
41,719		Societe Generale	2,425,990	0.4
123,801		SunTrust Bank	4,557,115	0.9
73,364		Wells Fargo & Co.	3,330,726	0.6
20,198	@	White Mountains Insurance Group Ltd.	12,181,010	2.3
12,332		Zurich Insurance Group AG	3,577,071	0.7
			105,520,682	19.6

		Health Care: 10.3%
113,767		Cigna Corp.	9,952,337	1.8
62,183		Eli Lilly & Co.	3,171,333	0.6
54,881	@	Hospira, Inc.	2,265,488	0.4
180,138		Medtronic, Inc.	10,338,120	1.9
297,812		Merck & Co., Inc.	14,905,491	2.8
28,467		Stryker Corp.	2,139,010	0.4
209,390		Teva Pharmaceutical Industries Ltd. ADR	8,392,351	1.6
5,592		UnitedHealth Group, Inc.	421,078	0.1
41,163		WellPoint, Inc.	3,803,049	0.7
			55,388,257	10.3

		Industrials: 4.6%
729		AP Moller - Maersk A/S - Class B	7,889,204	1.5
35,898		Caterpillar, Inc.	3,259,897	0.6
316,260	@	CNH Industrial NV	3,604,642	0.6
104,423	@	Federal Signal Corp.	1,529,797	0.3
66,128		Huntington Ingalls Industries, Inc.	5,952,181	1.1
32,921		Stanley Black & Decker, Inc.	2,656,396	0.5
			24,892,117	4.6

		Information Technology: 10.9%
22,530		Apple, Inc.	12,641,808	2.4
271,456		Cisco Systems, Inc.	6,094,187	1.1
174,894		Hewlett-Packard Co.	4,893,534	0.9
367,041		Microsoft Corp.	13,738,345	2.6

See Accompanying Notes to Financial Statements

11

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

3,006		Samsung Electronics Co., Ltd.	3,916,960	0.7
287,719		Symantec Corp.	6,784,414	1.3
49,382	@	TE Connectivity Ltd.	2,721,442	0.5
627,862		Xerox Corp.	7,641,081	1.4
			58,431,771	10.9

		Materials: 5.1%
130,380		Anglo American PLC	2,853,422	0.5
19,447		Domtar Corp.	1,834,630	0.3
199,292		Freeport-McMoRan Copper & Gold, Inc.	7,521,280	1.4
147,547		International Paper Co.	7,234,229	1.4
115,343		MeadWestvaco Corp.	4,259,617	0.8
153,775	@	ThyssenKrupp AG	3,749,830	0.7
			27,453,008	5.1

		Telecommunication Services: 2.5%
3,354,942		Vodafone Group PLC	13,209,120	2.5

		Utilities: 2.1%
27,946		Entergy Corp.	1,768,144	0.3
95,344		Exelon Corp.	2,611,472	0.5
110,600		Gaz de France	2,601,259	0.5
148,920		NRG Energy, Inc.	4,276,982	0.8
			11,257,857	2.1

	Total Common Stock (Cost $355,663,425)		473,840,729	88.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 6.8%
		Communications: 2.6%
1,922,715		Avaya, Inc. - TL B3, 4.736%, 10/26/17	1,880,256	0.4
468,895		Avaya, Inc. - TL B5, 8.000%, 03/31/18	475,635	0.1
1,276,000	#	Avaya, Inc., 7.000%, 04/01/19	1,256,860	0.2
1,802,000	#	Avaya, Inc., 10.500%, 03/01/21	1,747,940	0.3
1,878,392	±	Cengage Learning Acquisition, Inc., 2.700%, 07/03/14	1,474,538	0.3
47,625		Clear Channel Communications, Inc., 3.819%, 01/29/16	46,262	0.0
5,669		Clear Channel Communications, Inc., 3.819%, 01/29/16	5,440	0.0
3,078,298		Clear Channel Communications, Inc., 6.919%, 01/30/19	2,947,470	0.5
989,430		Clear Channel Communications, Inc., 7.669%, 07/30/19	977,062	0.2
2,575,000		Clear Channel Communications, Inc., 9.000%, 12/15/19	2,639,375	0.5
32,493	X	Tribune Co., Escrow, 08/14/49	–	–
EUR 237,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	347,274	0.1

100,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	106,500	0.0
			13,904,612	2.6

		Consumer, Cyclical: 1.3%
2,748,000	#,±	American Airlines, Inc., 7.500%, 03/15/16	2,864,790	0.5
341,000		Caesars Entertainment Operating Co., Inc., 4.488%, 01/26/18	321,961	0.1
1,621,000		Caesars Entertainment Operating Co., Inc., 5.488%, 01/28/18	1,550,963	0.3
2,238,693		JC Penney - TL 1L, 6.000%, 05/21/18	2,190,498	0.4
			6,928,212	1.3

		Energy: 0.4%
88,000		NGPL PipeCo LLC, 6.750%, 09/15/17	82,308	0.0
987,000	#	NGPL PipeCo, LLC, 7.119%, 12/15/17	898,170	0.1
1,464,000	#	NGPL PipeCo, LLC, 9.625%, 06/01/19	1,438,380	0.3
			2,418,858	0.4

		Financials: 1.2%
14,181,365	±	Lehman Brothers Holdings, Inc. - Claim, 2.290%, 12/31/49	6,275,254	1.2
1,216,000	±,X	Tropicana Entertainment, LLC, 12/15/14	–	–
			6,275,254	1.2

		Utilities: 1.3%
33,000	X	Calpine Corp. Escrow, 12/01/14	–	–
97,000	X	Calpine Corp. Escrow, 07/15/30	–	–
49,000	X	Calpine Corp. Escrow, 07/15/49	–	–
6,400,233		Texas Competitive Electric Holdings Co., LLC, 4.662%, 10/10/17	4,420,961	0.8
3,254,000		Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15	219,645	0.0
3,208,000	#	Texas Competitive Electric Holdings Co., LLC, 11.500%, 10/01/20	2,373,920	0.5
			7,014,526	1.3

	Total Corporate Bonds/Notes (Cost $38,570,332)		36,541,462	6.8

See Accompanying Notes to Financial Statements

12

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Exchange-Traded Option: 0.1%
469	@ Put on Verizon Communications Inc., Strike @ 55.000, Exp. 02/22/14	302,505	0.1

	Total Purchased Options (Cost $345,669)	302,505	0.1

	Total Long-Term Investments (Cost $394,579,426)	510,684,696	95.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.5%
		U.S. Treasury Bills: 5.5%
5,000,000	United States Treasury Bill, 0.030%, 01/09/14	4,999,962	0.9
3,000,000	United States Treasury Bill, 0.050%, 05/01/14	2,999,493	0.5
1,400,000	United States Treasury Bill, 0.020%, 01/30/14	1,399,980	0.3
3,000,000	United States Treasury Bill, 0.020%, 02/13/14	2,999,937	0.6
7,900,000	United States Treasury Bill, 0.030%, 01/02/14	7,899,988	1.5
2,000,000	United States Treasury Bill, 0.050%, 03/06/14	1,999,816	0.4
3,000,000	United States Treasury Bill, 0.060%, 03/20/14	2,999,646	0.5
2,000,000	United States Treasury Bill, 0.060%, 04/24/14	1,999,650	0.4
2,500,000	United States Treasury Bill, 0.080%, 06/26/14	2,499,027	0.4
		29,797,499	5.5

	Total Short-Term Investments (Cost $29,797,406)	29,797,499	5.5

	Total Investments in Securities (Cost $424,376,832)	$540,482,195	100.6
	Liabilities in Excess of Other Assets	(3,032,049)	(0.6)

	Net Assets	$537,450,146	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

EUR	EU Euro

Cost for federal income tax purposes is $424,963,704.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$131,728,104
Gross Unrealized Depreciation	(16,209,613)

Net Unrealized Appreciation	$115,518,491

See Accompanying Notes to Financial Statements

13

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 16.7%
154,766		Allison Transmission Holdings, Inc.	4,273,089	0.6
9,500	@	AMC Entertainment Holdings, Inc.	195,225	0.0
351,780		American Eagle Outfitters	5,065,632	0.7
41,468	@	Ascent Capital Group, Inc.	3,548,002	0.5
154,072		Brinker International, Inc.	7,139,696	0.9
65,700		Brown Shoe Co., Inc.	1,848,798	0.2
57,660		Brunswick Corp.	2,655,820	0.4
12,700	@	Burlington Stores, Inc.	406,400	0.1
5,700		Capella Education Co.	378,708	0.1
24,900		Cato Corp.	791,820	0.1
232,610		Chico’s FAS, Inc.	4,382,372	0.6
5,600	@	Childrens Place Retail Stores, Inc.	319,032	0.0
160,140		Cinemark Holdings, Inc.	5,337,466	0.7
26,000	@	Conn’s, Inc.	2,048,540	0.3
3,700	@,L	Container Store Group, Inc./The	172,457	0.0
89,700		Cooper Tire & Rubber Co.	2,156,388	0.3
12,200		Core-Mark Holding Co., Inc.	926,346	0.1
57,300	@	Corinthian Colleges, Inc.	101,994	0.0
31,337		Cracker Barrel Old Country Store	3,449,264	0.5
138,374	@	CROCS, Inc.	2,202,914	0.3
130,910		Dana Holding Corp.	2,568,454	0.3
18,700		Destination Maternity Corp.	558,756	0.1
26,400		Dillard’s, Inc.	2,566,344	0.3
43,679		Drew Industries, Inc.	2,236,365	0.3
20,500		Einstein Noah Restaurant Group, Inc.	297,250	0.0
20,900	@	Entercom Communications Corp.	219,659	0.0
150,100	@	EW Scripps Co.	3,260,172	0.4
186,400	@	Express, Inc.	3,480,088	0.5
41,970	@	FTD Cos, Inc.	1,367,383	0.2
47,300	@	G-III Apparel Group Ltd.	3,490,267	0.5
45,600	@	Gray Television, Inc.	678,528	0.1
58,400	@	Helen of Troy Ltd.	2,891,384	0.4
143,969	@	Iconix Brand Group, Inc.	5,715,569	0.8
11,300	@,L	ITT Educational Services, Inc.	379,454	0.1
37,500	@	Jack in the Box, Inc.	1,875,750	0.2
179,813	@	Jarden Corp.	11,031,528	1.5
6,300		Johnson Outdoors, Inc.	169,785	0.0
53,000	@	Journal Communications, Inc.	493,430	0.1
42,100	L	KB Home	769,588	0.1
8,600	@	Libbey, Inc.	180,600	0.0
30,400		Lifetime Brands, Inc.	478,192	0.1
7,400	@	Live Nation, Inc.	146,224	0.0
99,500	@	Monarch Casino & Resort, Inc.	1,997,960	0.3

38,226		Morningstar, Inc.	2,985,068	0.4
6,000		Nacco Industries, Inc.	373,140	0.0
238,198		National CineMedia, Inc.	4,754,432	0.6
411,950	@	Office Depot, Inc.	2,179,216	0.3
8,500	@,L	Outerwall, Inc.	571,795	0.1
85,000		Papa John’s International, Inc.	3,859,000	0.5
22,300	@	Perry Ellis International, Inc.	352,117	0.0
83,450		Pool Corp.	4,851,783	0.6
386,877	@	Quiksilver, Inc.	3,392,911	0.4
8,600		RG Barry Corp.	165,980	0.0
110,108		Ruth’s Hospitality Group, Inc.	1,564,635	0.2
10,100		Sinclair Broadcast Group, Inc.	360,873	0.0
71,300	@	Sonic Corp.	1,439,547	0.2
17,000		Standard Motor Products, Inc.	625,600	0.1
32,100		Stein Mart, Inc.	431,745	0.1
300	@	Stock Building Supply Holdings, Inc.	5,466	0.0
34,400	@	Stoneridge, Inc.	438,600	0.1
3,400	L	Sturm Ruger & Co., Inc.	248,506	0.0
4,300	@	Tilly’s, Inc.	49,235	0.0
65,400	@	Tower International, Inc.	1,399,560	0.2
6,700	@	Trans World Entertainment	29,614	0.0
47,400	@	Tuesday Morning Corp.	756,504	0.1
22,000	@	Universal Electronics, Inc.	838,420	0.1
9,600	@	Vince Holding Corp.	294,432	0.0
5,580	@	VOXX International Corp.	93,186	0.0
5,600	@,L	zulily, Inc.	232,008	0.0
			126,546,066	16.7

		Consumer Staples: 4.0%
49,200		Andersons, Inc.	4,387,164	0.6
149,327	@	Chiquita Brands International, Inc.	1,747,126	0.2
4,300		Coca-Cola Bottling Co. Consolidated	314,717	0.0
21,100	@	Darling International, Inc.	440,568	0.1
11,400	@	Fresh Del Monte Produce, Inc.	322,620	0.0
49,900		J&J Snack Foods Corp.	4,420,641	0.6
9,800		John B Sanfilippo & Son, Inc.	241,864	0.0
113,600	@	Pilgrim’s Pride Corp.	1,846,000	0.2
32,443		Pinnacle Foods, Inc.	890,885	0.1
19,400	@	Prestige Brands Holdings, Inc.	694,520	0.1
17,000	@	Revlon, Inc. - Class A	424,320	0.1
821,900	@	Rite Aid Corp.	4,158,814	0.6
141,800		Roundy’s, Inc.	1,398,148	0.2
10,300		Sanderson Farms, Inc.	744,999	0.1
118,520		Spartan Stores, Inc.	2,877,665	0.4
53,894		Spectrum Brands Holdings, Inc.	3,802,222	0.5
47,000	@	Supervalu, Inc.	342,630	0.1
13,400	@	USANA Health Sciences, Inc.	1,012,772	0.1

See Accompanying Notes to Financial Statements

14

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2013

6,400		Village Super Market	198,464	0.0
			30,266,139	4.0

		Energy: 5.2%
7,400		Alon USA Energy, Inc.	122,396	0.0
90,275	@	Approach Resources, Inc.	1,741,405	0.2
8,400	@	Bonanza Creek Energy, Inc.	365,148	0.1
34,700	@	C&J Energy Services, Inc.	801,570	0.1
48,660		Cimarex Energy Co.	5,104,921	0.7
30,600	@	Dawson Geophysical Co.	1,034,892	0.1
43,100		Delek US Holdings, Inc.	1,483,071	0.2
14,900	@	Energy XXI Bermuda Ltd.	403,194	0.1
88,400	@	EPL Oil & Gas, Inc.	2,519,400	0.3
30,100		Equal Energy Ltd.	160,734	0.0
38,200	@	Forum Energy Technologies, Inc.	1,079,532	0.2
238,400	@	Gastar Exploration Ltd.	1,649,728	0.2
11,800		Gulfmark Offshore, Inc.	556,134	0.1
38,600	@	Helix Energy Solutions Group, Inc.	894,748	0.1
240,593		Patterson-UTI Energy, Inc.	6,091,815	0.8
140,200	@	Renewable Energy Group, Inc.	1,606,692	0.2
324,010	@	Resolute Energy Corp.	2,925,810	0.4
7,700	@	Rex Stores Corp.	344,267	0.1
18,600	@	Stone Energy Corp.	643,374	0.1
40,546		Superior Energy Services	1,078,929	0.1
66,360		Tidewater, Inc.	3,933,157	0.5
61,200		W&T Offshore, Inc.	979,200	0.1
399,900	@	Warren Resources, Inc.	1,255,686	0.2
42,500	L	Western Refining, Inc.	1,802,425	0.2
2,607	@	Westmoreland Coal Co.	50,289	0.0
9,200		World Fuel Services Corp.	397,072	0.1
			39,025,589	5.2

		Financials: 21.0%
3,100		Agree Realty Corp.	89,962	0.0
13,977		American Campus Communities, Inc.	450,199	0.1
125,400		American Equity Investment Life Holding Co.	3,308,052	0.4
299,500		Anworth Mortgage Asset Corp.	1,260,895	0.2
64,000		Ashford Hospitality Trust, Inc.	529,920	0.1
23,200	@	Aspen Insurance Holdings Ltd.	958,392	0.1
468,933		Associated Banc-Corp.	8,159,434	1.1
42,100		BBCN Bancorp, Inc.	698,439	0.1
53,950		BGC Partners, Inc.	326,937	0.1
11,100	@	Banco Latinoamericano de Comercio Exterior SA	311,022	0.0
9,300		BNC Bancorp	159,402	0.0
7,300	@	BofI Holding, Inc.	572,539	0.1
4,300		Bridge Bancorp, Inc.	111,800	0.0
9,000		OceanFirst Financial Corp.	154,170	0.0

219,400		Capstead Mortgage Corp.	2,650,352	0.4
62,400		Cardinal Financial Corp.	1,123,200	0.2
7,400		Cash America International, Inc.	283,420	0.0
24,600		Cathay General Bancorp.	657,558	0.1
46,100		CBL & Associates Properties, Inc.	827,956	0.1
4,700		Center Bancorp, Inc.	88,172	0.0
28,400		Chatham Lodging Trust	580,780	0.1
24,500		Chesapeake Lodging Trust	619,605	0.1
14,200		Citizens & Northern Corp.	292,946	0.0
2,500		City Holding Co.	115,825	0.0
158,100		CNO Financial Group, Inc.	2,796,789	0.4
4,870		Community Trust Bancorp., Inc.	219,929	0.0
2,000	@	ConnectOne Bancorp, Inc.	79,260	0.0
36,700		Coresite Realty Corp.	1,181,373	0.2
81,400		Cousins Properties, Inc.	838,420	0.1
70,000	@	Cowen Group, Inc.	273,700	0.0
8,100		Crawford & Co.	74,844	0.0
91,925		DCT Industrial Trust, Inc.	655,425	0.1
30,025		DDR Corp.	461,484	0.1
58,992	@	DFC Global Corp.	675,458	0.1
97,900		East-West Bancorp., Inc.	3,423,563	0.5
88,351		EastGroup Properties, Inc.	5,118,174	0.7
74,300		Education Realty Trust, Inc.	655,326	0.1
31,700	@	Encore Capital Group, Inc.	1,593,242	0.2
14,800	@	Ezcorp, Inc.	173,012	0.0
10,362		Fidelity Southern Corp.	172,113	0.0
15,000		Financial Institutions, Inc.	370,650	0.1
73,700		First Commonwealth Financial Corp.	650,034	0.1
18,100		First Community Bancshares, Inc.	302,270	0.0
160,682		First Financial Bancorp.	2,800,687	0.4
218,910		First Horizon National Corp.	2,550,302	0.3
134,375		First Industrial Realty Trust, Inc.	2,344,844	0.3
13,900		First Merchants Corp.	316,364	0.1
9,553		First of Long Island Corp.	409,537	0.1
86,737		First Republic Bank	4,540,682	0.6
107,059		FirstMerit Corp.	2,379,922	0.3
51,400		Geo Group, Inc.	1,656,108	0.2
80,680		Glacier Bancorp., Inc.	2,403,457	0.3
19,284		Gladstone Capital Corp.	185,126	0.0
27,300		Glimcher Realty Trust	255,528	0.0
58,500	@	Green Dot Corp.	1,471,275	0.2
60,760		Greenhill & Co., Inc.	3,520,434	0.5
107,650		Hanmi Financial Corp.	2,356,459	0.3
19,500	L	HCI Group, Inc.	1,043,250	0.1
9,070		Heartland Financial USA, Inc.	261,125	0.0

See Accompanying Notes to Financial Statements

15

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2013 (CONTINUED)

207,014	@	HFF, Inc.	5,558,326	0.7
4,900		Home Properties, Inc.	262,738	0.0
18,900		HomeStreet, Inc.	378,000	0.1
5,500		Horace Mann Educators Corp.	173,470	0.0
14,300		Huntington Bancshares, Inc.	137,995	0.0
48,879		IBERIABANK Corp.	3,072,045	0.4
35,800		IDT Corp.	639,746	0.1
97,600	@	Investment Technology Group, Inc.	2,006,656	0.3
260,640		Janus Capital Group, Inc.	3,224,117	0.4
20,400	@,L	JGWPT Holdings, Inc.	354,756	0.1
59,200	@	Ladenburg Thalmann Financial Services, Inc.	185,296	0.0
6,500		Lakeland Financial Corp.	253,500	0.0
19,700		LaSalle Hotel Properties	607,942	0.1
12,400		LTC Properties, Inc.	438,836	0.1
42,400	@	Maiden Holdings Ltd.	463,432	0.1
12,900		MainSource Financial Group, Inc.	232,587	0.0
19,900		Manning & Napier, Inc.	351,235	0.1
11,800		MetroCorp Bancshares, Inc.	177,826	0.0
40,272		Mid-America Apartment Communities, Inc.	2,446,121	0.3
4,400	@	Montpelier Re Holdings Ltd.	128,040	0.0
2,800		National Bankshares, Inc.	103,292	0.0
150,790	L	National Retail Properties, Inc.	4,573,461	0.6
9,313		NBT Bancorp., Inc.	241,207	0.0
23,700		Nelnet, Inc.	998,718	0.1
62,700	@	Ocwen Financial Corp.	3,476,715	0.5
52,500		OFG Bancorp	910,350	0.1
30,200		Park Sterling Corp.	215,628	0.0
10,100		Parkway Properties, Inc.	194,829	0.0
24,500		Pebblebrook Hotel Trust	753,620	0.1
35,100		Pennsylvania Real Estate Investment Trust	666,198	0.1
4,600		Peoples Bancorp., Inc.	103,546	0.0
30,700		Pinnacle Financial Partners, Inc.	998,671	0.1
12,500	@	Piper Jaffray Cos.	494,375	0.1
104,700	@	Popular, Inc.	3,008,031	0.4
20,800	@	Portfolio Recovery Associates, Inc.	1,099,072	0.2
67,600		Potlatch Corp.	2,821,624	0.4
14,500	@	Preferred Bank/Los Angeles CA	290,725	0.0
15,600		PrivateBancorp, Inc.	451,308	0.1
193,550		ProAssurance Corp.	9,383,304	1.2
4,851		Prospect Capital Corp.	54,428	0.0
4,700		Prosperity Bancshares, Inc.	297,933	0.0
7,500		PS Business Parks, Inc.	573,150	0.1
51,300		RAIT Financial Trust	460,161	0.1
8,900		Ramco-Gershenson Properties	140,086	0.0
22,300	@	RE/MAX Holdings, Inc.	715,161	0.1
50,510	@	Realogy Holdings Corp.	2,498,730	0.3

63,900	L	Redwood Trust, Inc.	1,237,743	0.2
69,800	@	Regional Management Corp.	2,368,314	0.3
295,201		RLJ Lodging Trust	7,179,288	1.0
11,300		Selective Insurance Group	305,778	0.0
17,600		Sierra Bancorp.	283,184	0.0
44,900	@	Southwest Bancorp., Inc.	714,808	0.1
20,100	@	Springleaf Holdings, Inc.	508,128	0.1
4,700		Stewart Information Services Corp.	151,669	0.0
4,600		Sun Communities, Inc.	196,144	0.0
14,900		Sunstone Hotel Investors, Inc.	199,660	0.0
43,000		Susquehanna Bancshares, Inc.	552,120	0.1
4,900	@	SVB Financial Group	513,814	0.1
11,300	@	Texas Capital Bancshares, Inc.	702,860	0.1
248,832		Umpqua Holdings Corp.	4,762,645	0.6
12,400		United Fire Group, Inc.	355,384	0.1
3,708	@	Validus Holdings Ltd.	149,395	0.0
8,400		WesBanco, Inc.	268,800	0.0
12,800		West BanCorp., Inc.	202,496	0.0
167,673	@	Western Alliance Bancorp.	4,000,678	0.5
211,700		Wilshire Bancorp., Inc.	2,313,881	0.3
29,700	@,L	World Acceptance, Corp.	2,599,641	0.4
			158,724,560	21.0

		Health Care: 9.0%
5,600	@	Acorda Therapeutics, Inc.	163,520	0.0
22,700	@	Aegerion Pharmaceuticals, Inc.	1,610,792	0.2
2,000	@,L	Agios Pharmaceuticals, Inc.	47,900	0.0
10,200	@	Alnylam Pharmaceuticals, Inc.	656,166	0.1
42,400	@	AMAG Pharmaceuticals, Inc.	1,029,048	0.1
9,600	@	American Pacific Corp.	357,696	0.0
77,023	@	Amsurg Corp.	3,536,896	0.5
16,800	@	Arthrocare Corp.	676,032	0.1
74,800	@	Cambrex Corp.	1,333,684	0.2
22,000	@	Celldex Therapeutics, Inc.	532,620	0.1
37,500	@	Centene Corp.	2,210,625	0.3
8,300	@	Cornerstone Therapeutics, Inc.	78,767	0.0
47,500	@	Cross Country Healthcare, Inc.	474,050	0.1
6,800	@,L	Foundation Medicine, Inc.	161,976	0.0
13,800	@	Furiex Pharmaceuticals, Inc.	579,738	0.1
129,100	@	Gentiva Health Services, Inc.	1,602,131	0.2
62,800	@	Greatbatch, Inc.	2,778,272	0.4
59,726	@	Idexx Laboratories, Inc.	6,353,055	0.8
36,700	@	Impax Laboratories, Inc.	922,638	0.1
45,200	@	Infinity Pharmaceuticals, Inc.	624,212	0.1

See Accompanying Notes to Financial Statements

16

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2013

4,900	@	Insulet Corp.	181,790	0.0
21,300	@	Jazz Pharmaceuticals PLC	2,695,728	0.4
7,200	@	Karyopharm Therapeutics, Inc.	165,024	0.0
92,900	@	Lannett Co., Inc.	3,074,990	0.4
3,700	@	MacroGenics, Inc.	101,491	0.0
53,012	@	Magellan Health Services, Inc.	3,175,949	0.4
100,400	@	Medicines Co.	3,877,448	0.5
49,400	@	Molina Healthcare, Inc.	1,716,650	0.2
25,870	@	MWI Veterinary Supply, Inc.	4,413,163	0.6
128,600	@	NuVasive, Inc.	4,157,638	0.6
129,130	@	Omnicell, Inc.	3,296,689	0.4
24,300	@,L	Ophthotech Corp.	786,105	0.1
31,650		Owens & Minor, Inc.	1,157,124	0.2
17,800	@	Pharmacyclics, Inc.	1,882,884	0.3
14,600	@,L	PhotoMedex, Inc.	189,070	0.0
7,200	@	Providence Service Corp.	185,184	0.0
20,600	L	Questcor Pharmaceuticals, Inc.	1,121,670	0.1
6,300	@,L	Raptor Pharmaceutical Corp.	82,026	0.0
63,700	@	Sciclone Pharmaceuticals, Inc.	321,048	0.0
7,100	@	Sirona Dental Systems, Inc.	498,420	0.1
35,400		Steris Corp.	1,700,970	0.2
17,800	@	Synageva BioPharma Corp.	1,152,016	0.2
196,000	@,L	Threshold Pharmaceuticals, Inc.	915,320	0.1
15,600	@,L	Veeva Systems, Inc.	500,760	0.1
49,350	@	WellCare Health Plans, Inc.	3,475,227	0.5
27,664		West Pharmaceutical Services, Inc.	1,357,196	0.2
			67,911,398	9.0

		Industrials: 17.0%
50,900		AAR Corp.	1,425,709	0.2
39,700		ABM Industries, Inc.	1,135,023	0.1
90,876	@	ACCO Brands Corp.	610,687	0.1
13,800		Acuity Brands, Inc.	1,508,616	0.2
35,800		Alaska Air Group, Inc.	2,626,646	0.3
30,300		Albany International Corp.	1,088,679	0.1
87,438		Altra Holdings, Inc.	2,992,128	0.4
1,900	@	Amerco, Inc.	451,896	0.1
25,675		Applied Industrial Technologies, Inc.	1,260,386	0.2
52,400	@	ARC Document Solutions, Inc.	430,728	0.1
8,100		Argan, Inc.	223,236	0.0
12,525	@	Atlas Air Worldwide Holdings, Inc.	515,404	0.1
7,800	@	Avis Budget Group, Inc.	315,276	0.0
18,200		Barnes Group, Inc.	697,242	0.1
26,800		Barrett Business Services, Inc.	2,485,432	0.3
3,500	@	Beacon Roofing Supply, Inc.	140,980	0.0
40,300		Brady Corp.	1,246,479	0.2
23,400		Ceco Environmental Corp.	378,378	0.0

270,200	@,L	Cenveo, Inc.	929,488	0.1
15,000	@	Columbus McKinnon Corp.	407,100	0.0
102,313		Comfort Systems USA, Inc.	1,983,849	0.3
4,100		Curtiss-Wright Corp.	255,143	0.0
80,400		Deluxe Corp.	4,196,076	0.6
159,370		Douglas Dynamics, Inc.	2,680,603	0.4
34,600		EMCOR Group, Inc.	1,468,424	0.2
22,600		EnerSys	1,584,034	0.2
82,000	@	Engility Holdings, Inc.	2,738,800	0.4
3,726	@	EnPro Industries, Inc.	214,804	0.0
17,400	@	Esterline Technologies Corp.	1,774,104	0.2
48,900	@	Federal Signal Corp.	716,385	0.1
62,037		Forward Air Corp.	2,724,045	0.4
22,600		Freightcar America, Inc.	601,612	0.1
101,618		Generac Holdings, Inc.	5,755,644	0.8
3,425	@	Gibraltar Industries, Inc.	63,671	0.0
27,200		Global Brass & Copper Holdings, Inc.	450,160	0.1
13,800		Hardinge, Inc.	199,686	0.0
11,000		Heidrick & Struggles International, Inc.	221,540	0.0
180,702		Herman Miller, Inc.	5,334,323	0.7
12,200		Hyster-Yale Materials Handling, Inc.	1,136,552	0.1
15,500		Insperity, Inc.	560,015	0.1
23,200		Kadant, Inc.	940,064	0.1
157,910		KAR Auction Services, Inc.	4,666,240	0.6
6,100		Kelly Services, Inc.	152,134	0.0
85,400		Kimball International, Inc.	1,283,562	0.2
288,390		Knight Transportation, Inc.	5,289,073	0.7
37,100		Knoll, Inc.	679,301	0.1
16,900		LB Foster Co.	799,201	0.1
14,300		LSI Industries, Inc.	123,981	0.0
30,600		NN, Inc.	617,814	0.1
17,600	@	Norcraft Cos, Inc.	345,312	0.0
11,800	@	Park-Ohio Holdings Corp.	618,320	0.1
171,267	@	Ply Gem Holdings, Inc.	3,087,944	0.4
58,100		Quad/Graphics, Inc.	1,582,063	0.2
68,600	@	Quality Distribution, Inc.	880,138	0.1
71,271	@	RBC Bearings, Inc.	5,042,423	0.7
62,390		Regal-Beloit Corp.	4,599,391	0.6
280,400	@	Republic Airways Holdings, Inc.	2,997,476	0.4
240,208	@	Rexnord Corp.	6,488,018	0.9
24,100	@	RPX Corp.	407,290	0.1
11,750	@	Saia, Inc.	376,587	0.0
43,300		Skywest, Inc.	642,139	0.1
2,900		Standex International Corp.	182,352	0.0
92,400		Steelcase, Inc.	1,465,464	0.2
48,100	@,L	Swift Transportation Co.	1,068,301	0.1
101,456		Toro Co.	6,452,602	0.8
30,100	@	Trimas Corp.	1,200,689	0.2
34,350		Triumph Group, Inc.	2,613,004	0.3
20,400	@	TrueBlue, Inc.	525,912	0.1
49,100	@	Tutor Perini Corp.	1,291,330	0.2
4,000		Unifirst Corp.	428,000	0.1
10,400	@	United Rentals, Inc.	810,680	0.1
12,700		United Stationers, Inc.	582,803	0.1

See Accompanying Notes to Financial Statements

17

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2013 (CONTINUED)

8,100		Universal Truckload Services, Inc.	247,131	0.0
46,600		Viad Corp.	1,294,548	0.2
6,800		VSE Corp.	326,468	0.0
57,400	@	Wabash National Corp.	708,890	0.1
27,900		Wabtec Corp.	2,072,133	0.3
218,083		Waste Connections, Inc.	9,514,961	1.3
3,600		Watts Water Technologies, Inc.	222,732	0.0
33,700	@	Xerium Technologies, Inc.	555,713	0.1
			128,711,167	17.0

		Information Technology: 15.3%
103,923	@	Actuate Corp.	801,246	0.1
92,300		Advent Software, Inc.	3,229,577	0.4
23,700	@	Alpha & Omega Semiconductor Ltd.	182,727	0.0
76,800	@	Amkor Technology, Inc.	470,784	0.1
77,190		Anixter International, Inc.	6,934,750	0.9
75,020	@	ARRIS Group, Inc.	1,827,862	0.3
5,540	@	Aspen Technology, Inc.	231,572	0.0
56,200	@	Audience, Inc.	654,168	0.1
45,200	@	Aviat Networks, Inc.	102,152	0.0
39,200	@	Avid Technology, Inc.	319,480	0.1
94,600	@	Benchmark Electronics, Inc.	2,183,368	0.3
21,200		Brooks Automation, Inc.	222,388	0.0
7,500	@	CalAmp Corp.	209,775	0.0
77,500	@	Carbonite, Inc.	916,825	0.1
19,200	@	Chegg, Inc.	163,392	0.0
138,446	@	CoreLogic, Inc.	4,918,986	0.7
32,000	@	Cornerstone OnDemand, Inc.	1,706,880	0.2
59,000		CSG Systems International	1,734,600	0.2
131,831	@	Dice Holdings, Inc.	955,775	0.1
3,900	@	Digital River, Inc.	72,150	0.0
66,230	@	Entegris, Inc.	768,268	0.1
7,300		EVERTEC, Inc.	180,018	0.0
85,500	@	Extreme Networks, Inc.	598,500	0.1
17,550		Factset Research Systems, Inc.	1,905,579	0.3
11,010		FEI Co.	983,854	0.1
7,500	@	FireEye, Inc.	327,075	0.1
58,800	@	First Solar, Inc.	3,212,832	0.4
189,950	@	Freescale Semiconductor Holdings Ltd.	3,048,698	0.4
143,100	@	Global Cash Access, Inc.	1,429,569	0.2
192,800	@	Harmonic, Inc.	1,422,864	0.2
32,930	@	Hittite Microwave Corp.	2,032,769	0.3
74,500	@	iGate Corp.	2,991,920	0.4
88,355	@	Imperva, Inc.	4,252,526	0.6
44,200	@	Insight Enterprises, Inc.	1,003,782	0.1
47,000	@	Integrated Silicon Solution, Inc.	568,230	0.1
6,600	@	IntraLinks Holdings, Inc.	79,926	0.0
38,050	@	Lattice Semiconductor Corp.	209,655	0.0
7,800		Littelfuse, Inc.	724,854	0.1
703	@	M/A-COM Technology Solutions Holdings, Inc.	11,944	0.0

5,600	@	Manhattan Associates, Inc.	657,888	0.1
56,727	@	Micros Systems, Inc.	3,254,428	0.4
104,625		Monotype Imaging Holdings, Inc.	3,333,353	0.4
14,000	@	Nanometrics, Inc.	266,700	0.0
14,321	@	NetSuite, Inc.	1,475,349	0.2
35,100	@	Newport Corp.	634,257	0.1
6,700	@	Oplink Communications, Inc.	124,620	0.0
26,200		PC-Tel, Inc.	250,734	0.0
81,700		Pegasystems, Inc.	4,018,006	0.5
34,300	@	Pericom Semiconductor Corp.	303,898	0.0
88,080	@	Photronics, Inc.	795,362	0.1
27,960	@	PTC, Inc.	989,504	0.1
64,400	@	QLogic Corp.	761,852	0.1
260,016	@	Rovi Corp.	5,119,715	0.7
231,300	@	Sanmina Corp.	3,862,710	0.5
38,270	@	SciQuest, Inc.	1,089,930	0.2
100,800	@	Silicon Graphics International Corp.	1,351,728	0.2
94,200	@	Silicon Image, Inc.	579,330	0.1
61,500	@	Skyworks Solutions, Inc.	1,756,440	0.2
29,020		Solera Holdings, Inc.	2,053,455	0.3
85,100	@	Spansion, Inc.	1,182,039	0.2
25,389	@	Splunk, Inc.	1,743,463	0.2
16,100	@	Stamps.com, Inc.	677,810	0.1
270,400	@	SunEdison, Inc.	3,528,720	0.5
82,700	@	support.com, Inc.	313,433	0.0
36,600	@	SYNNEX Corp.	2,466,840	0.3
157,000	@	Take-Two Interactive Software, Inc.	2,727,090	0.4
196,900	@	TeleCommunication Systems, Inc.	456,808	0.1
56,400	@	TeleNav, Inc.	371,676	0.1
13,700	@	TIBCO Software, Inc.	307,976	0.0
171,200	@	Ultra Clean Holdings	1,717,136	0.2
127,120	@	Unisys Corp.	4,267,418	0.6
97,650		United Online, Inc.	1,343,664	0.2
21,868	@	VeriFone Holdings, Inc.	586,500	0.1
20,100	@,L	Violin Memory, Inc.	79,596	0.0
100,189	@	WebMD Health Corp.	3,957,466	0.5
3,224	@	Xoom Corp.	88,241	0.0
47,469	@,L	Zillow, Inc.	3,879,641	0.5
			115,966,096	15.3

		Materials: 6.4%
25,200		A Schulman, Inc.	888,552	0.1
29,139		Airgas, Inc.	3,259,197	0.4
102,060		Aptargroup, Inc.	6,920,688	0.9
40,000		Axiall Corp.	1,897,600	0.3
19,900	@	Boise Cascade Co.	586,652	0.1
31,125		Compass Minerals International, Inc.	2,491,556	0.3
140,145	@	Crown Holdings, Inc.	6,246,263	0.8
2,800		FutureFuel Corp.	44,240	0.0
150,200	@	Graphic Packaging Holding Co.	1,441,920	0.2
17,000		HB Fuller Co.	884,680	0.1
19,300	@	Headwaters, Inc.	188,947	0.0
3,500		Innospec, Inc.	161,770	0.0
24,200		Koppers Holdings, Inc.	1,107,150	0.2
28,300		Minerals Technologies, Inc.	1,699,981	0.2
43,900	@	Omnova Solutions, Inc.	399,929	0.1

See Accompanying Notes to Financial Statements

18

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2013

34,800	@	Resolute Forest Products	557,496	0.1
22,200		Rock-Tenn Co.	2,331,222	0.3
186,395		Silgan Holdings, Inc.	8,950,688	1.2
16,400	@	SunCoke Energy, Inc.	374,084	0.1
277,442	@	Taminco Corp.	5,607,103	0.7
47,450		Worthington Industries	1,996,696	0.3
			48,036,414	6.4

		Telecommunication Services: 0.6%
15,800		Atlantic Tele-Network, Inc.	893,806	0.1
234,100		Inteliquent, Inc.	2,673,422	0.4
61,500	@	Premier Global Services, Inc.	712,785	0.1
17,900	@	Straight Path Communications, Inc.	146,601	0.0
13,500		USA Mobility, Inc.	192,780	0.0
			4,619,394	0.6

		Utilities: 2.6%
1,578		AGL Resources, Inc.	74,529	0.0
3,400		Artesian Resources Corp.	78,030	0.0
3,400		Chesapeake Utilities Corp.	204,068	0.0
21,200	@	Consolidated Water Co., Ltd.	298,920	0.0
35,700		El Paso Electric Co.	1,253,427	0.2
12,600		Empire District Electric Co.	285,894	0.0
20,600		Idacorp, Inc.	1,067,904	0.2
12,000		Laclede Group, Inc.	546,480	0.1
7,200		MGE Energy, Inc.	416,880	0.1
17,450		New Jersey Resources Corp.	806,888	0.1
5,500		Northwest Natural Gas Co.	235,510	0.0
109,845		NorthWestern Corp.	4,758,485	0.6
250,743		Portland General Electric Co.	7,572,439	1.0
10,000		Southwest Gas Corp.	559,100	0.1
19,800		UNS Energy Corp.	1,185,030	0.2
7,100		Westar Energy, Inc.	228,407	0.0
6,300		WGL Holdings, Inc.	252,378	0.0
			19,824,369	2.6

	Total Common Stock (Cost $532,918,517)		739,631,192	97.8

REAL ESTATE INVESTMENT TRUSTS: 0.0%
		Financials: 0.0%
12,880		Ashford Hospitality Prime, Inc.	234,416	0.0

	Total Real Estate Investment Trusts (Cost $274,316)		234,416	0.0

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Bills: 0.1%
750,000	S	0.250%, due 11/30/14	750,718	0.1

	Total U.S. Treasury Obligations (Cost $750,761)		750,718	0.1

	Total Long-Term Investments (Cost $533,943,594)		740,616,326	97.9

SHORT-TERM INVESTMENTS: 5.2%
		Securities Lending Collateralcc(1): 2.6%
4,642,001		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $4,642,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $4,734,849, due 01/31/14-01/01/44)	4,642,001	0.6
977,253		Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $977,254, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $996,798, due 05/15/14-08/15/43)	977,253	0.2
4,642,001		Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,642,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,734,841, due 01/15/14-05/01/51)	4,642,001	0.6

See Accompanying Notes to Financial Statements

19

ING JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	AS OF DECEMBER 31, 2013 (CONTINUED)

4,642,001	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,642,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $4,734,841, due 12/15/15-08/15/53)	4,642,001	0.6
4,642,001	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,642,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $4,734,850, due 03/28/14-04/15/30)	4,642,001	0.6
		19,545,257	2.6

Shares		Value	Percentage of Net Assets
Mutual Funds: 2.6%
19,498,091	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $19,498,091)	19,498,091	2.6

	Total Short-Term Investments (Cost $39,043,348)	39,043,348	5.2

	Total Investments in Securities (Cost $572,986,942)	$779,659,674	103.1
	Liabilities in Excess of Other Assets	(23,461,313)	(3.1)

	Net Assets	$756,198,361	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $575,526,988.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$215,123,971
Gross Unrealized Depreciation	(10,991,285)

Net Unrealized Appreciation	$204,132,686

See Accompanying Notes to Financial Statements

20

ING Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Consumer Discretionary: 22.8%
1,774,149		Best Buy Co., Inc.	70,753,062	1.3
1,122,253		CBS Corp. - Class B	71,532,406	1.3
115,593	@	Chipotle Mexican Grill, Inc.	61,585,639	1.1
2,484,843		Comcast Corp. – Class A	129,124,867	2.4
1,325,508		Delphi Automotive PLC	79,702,796	1.4
1,048,323	@	Discovery Communications, Inc. - Class A	94,789,366	1.7
1,561,024	L	Gap, Inc.	61,004,818	1.1
1,636,045		Home Depot, Inc.	134,711,945	2.5
340,210	@	Liberty Media Corp.	49,823,754	0.9
1,308,491		Macy’s, Inc.	69,873,419	1.3
1,366,445		Nike, Inc.	107,457,235	2.0
45,867	@	Priceline.com, Inc.	53,315,801	1.0
1,517,357		Starbucks Corp.	118,945,615	2.2
571,015	@	Ulta Salon Cosmetics & Fragrance, Inc.	55,114,368	1.0
1,128,685		Walt Disney Co.	86,231,534	1.6
			1,243,966,625	22.8

		Consumer Staples: 12.0%
1,690,237		Coca-Cola Enterprises, Inc.	74,590,159	1.4
623,978		Costco Wholesale Corp.	74,259,622	1.4
1,632,126		CVS Caremark Corp.	116,811,258	2.1
1,064,959		Estee Lauder Cos., Inc.	80,212,712	1.5
669,018		Hershey Co.	65,048,620	1.2
658,803		Mead Johnson Nutrition Co.	55,181,339	1.0
1,456,667		PepsiCo, Inc.	120,815,961	2.2
1,144,235		Whole Foods Market, Inc.	66,171,110	1.2
			653,090,781	12.0

		Energy: 3.8%
648,302		Anadarko Petroleum Corp.	51,423,315	0.9
545,672		EOG Resources, Inc.	91,585,588	1.7
1,277,342		Halliburton Co.	64,825,107	1.2
			207,834,010	3.8

		Financials: 5.5%
649,567		Ameriprise Financial, Inc.	74,732,684	1.4
286,458		Blackrock, Inc.	90,655,363	1.7
734,033		Prudential Financial, Inc.	67,692,523	1.2
724,326		Travelers Cos., Inc.	65,580,476	1.2
			298,661,046	5.5

		Health Care: 12.5%
415,497	@	Actavis PLC	69,803,496	1.3
821,480		Allergan, Inc.	91,249,998	1.7
775,631		Amgen, Inc.	88,546,035	1.6
638,567	@	Celgene Corp.	107,892,280	2.0
2,119,300	@	Gilead Sciences, Inc.	159,265,395	2.9
658,145		McKesson Corp.	106,224,603	2.0

1,283,802	@	Mylan Laboratories	55,717,007	1.0
			678,698,814	12.5

		Industrials: 12.0%
1,175,451		Ametek, Inc.	61,911,004	1.1
751,014	@	BE Aerospace, Inc.	65,360,748	1.2
1,226,138		Danaher Corp.	94,657,854	1.7
1,110,707		Flowserve Corp.	87,557,033	1.6
1,032,628		Ingersoll-Rand PLC - Class A	63,609,885	1.2
507,295		Pall Corp.	43,297,628	0.8
559,702		Roper Industries, Inc.	77,619,473	1.4
701,126		Union Pacific Corp.	117,789,168	2.2
989,032		Waste Connections, Inc.	43,151,466	0.8
			654,954,259	12.0

		Information Technology: 25.9%
485,606		Apple, Inc.	272,478,383	5.0
997,948	@	Cognizant Technology Solutions Corp.	100,772,789	1.8
4,656,847		EMC Corp.	117,119,702	2.1
2,066,266	@	Facebook, Inc.	112,942,099	2.1
238,407	@	Google, Inc. – Class A	267,185,109	4.9
1,426,940		Intuit, Inc.	108,904,061	2.0
141,374		Mastercard, Inc.	118,112,322	2.2
1,397,984		NetApp, Inc.	57,513,062	1.1
3,123,850		Oracle Corp.	119,518,501	2.2
1,151,450	@	TIBCO Software, Inc.	25,884,596	0.5
502,166		Visa, Inc.	111,822,325	2.0
			1,412,252,949	25.9

		Materials: 4.6%
1,512,089		International Paper Co.	74,137,723	1.4
921,074		LyondellBasell Industries NV - Class A	73,943,821	1.3
872,125		Monsanto Co.	101,646,169	1.9
			249,727,713	4.6

	Total Common Stock (Cost $4,307,537,454)		5,399,186,197	99.1

SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
68,053,600		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $68,053,600)	68,053,600	1.2

	Total Short-Term Investments (Cost $68,053,600)		68,053,600	1.2

	Total Investments in Securities (Cost $4,375,591,054)		$5,467,239,797	100.3
	Liabilities in Excess of Other Assets		(17,116,254)	(0.3)

	Net Assets		$5,450,123,543	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

L	Loaned security, a portion or all of the security is on loan at December 31, 2013.

See Accompanying Notes to Financial Statements

21

ING Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $4,391,735,507.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,105,067,269
Gross Unrealized Depreciation	(29,562,979)

Net Unrealized Appreciation	$1,075,504,290

See Accompanying Notes to Financial Statements

22

ING Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Consumer Discretionary: 6.8%
356,432		Best Buy Co., Inc.	14,214,508	1.2
263,245		Brinker International, Inc.	12,198,773	1.0
231,212		Macy’s, Inc.	12,346,721	1.1
151,853		Nike, Inc.	11,941,720	1.0
386,647		Walt Disney Co.	29,539,831	2.5
			80,241,553	6.8

		Consumer Staples: 3.9%
285,865		CVS Caremark Corp.	20,459,358	1.7
242,611		Kraft Foods Group, Inc.	13,081,585	1.1
145,717		Mead Johnson Nutrition Co.	12,205,256	1.1
			45,746,199	3.9

		Energy: 15.4%
371,543		Canadian Natural Resources Ltd.	12,573,015	1.1
332,277		ConocoPhillips	23,475,370	2.0
731,027		ExxonMobil Corp.	73,979,932	6.3
240,681		Halliburton Co.	12,214,561	1.0
146,216		Hess Corp.	12,135,928	1.0
296,798	@	Noble Corp. PLC	11,121,021	0.9
252,038		Occidental Petroleum Corp.	23,968,814	2.0
519,962		Statoil ASA ADR	12,546,683	1.1
			182,015,324	15.4

		Financials: 27.9%
411,191	L	AllianceBernstein Holding LP	8,774,816	0.7
182,475		Ameriprise Financial, Inc.	20,993,749	1.8
299,903		Arthur J. Gallagher & Co.	14,074,448	1.2
2,150,879		Bank of America Corp.	33,489,186	2.8
604,573		Blackstone Group LP	19,044,049	1.6
666,866		Citigroup, Inc.	34,750,387	3.0
260,292		Extra Space Storage, Inc.	10,966,102	0.9
810,298		Fifth Third Bancorp.	17,040,567	1.4
732,001		Host Hotels & Resorts, Inc.	14,230,099	1.2
441,167	@	Invesco Ltd.	16,058,479	1.4
738,895		JPMorgan Chase & Co.	43,210,580	3.7
438,211		Lincoln National Corp.	22,620,452	1.9
184,898		Prudential Financial, Inc.	17,051,293	1.4
1,384,716		Regions Financial Corp.	13,694,841	1.2
184,607		Travelers Cos., Inc.	16,714,318	1.4
375,647		Weingarten Realty Investors	10,300,241	0.9
507,145	@	XL Group PLC	16,147,497	1.4
			329,161,104	27.9

		Health Care: 12.5%
443,034		Abbott Laboratories	16,981,493	1.4
507,818		Johnson & Johnson	46,511,051	4.0
331,963		Medtronic, Inc.	19,051,356	1.6
1,303,174		Pfizer, Inc.	39,916,220	3.4

329,424	UnitedHealth Group, Inc.	24,805,627	2.1
		147,265,747	12.5

		Industrials: 12.6%
179,121	Boeing Co.	24,448,225	2.1
241,710	@ Eaton Corp. PLC	18,398,965	1.6
170,277	Fluor Corp.	13,671,541	1.2
252,164	General Dynamics Corp.	24,094,270	2.0
1,786,668	General Electric Co.	50,080,304	4.2
104,931	Union Pacific Corp.	17,628,408	1.5
		148,321,713	12.6

		Information Technology: 8.8%
72,611	Apple, Inc.	40,742,758	3.4
714,671	EMC Corp.	17,973,976	1.5
1,185,364	Intel Corp.	30,772,049	2.6
334,805	Microchip Technology, Inc.	14,982,524	1.3
		104,471,307	8.8

		Materials: 3.3%
270,138	International Paper Co.	13,244,866	1.1
107,455	Monsanto Co.	12,523,880	1.1
239,301	Nucor Corp.	12,773,888	1.1
		38,542,634	3.3

		Telecommunication Services: 1.4%
342,900	Verizon Communications, Inc.	16,850,106	1.4

		Utilities: 5.9%
647,194	CenterPoint Energy, Inc.	15,001,957	1.3
211,313	DTE Energy Co.	14,029,070	1.2
254,247	Entergy Corp.	16,086,208	1.3
548,449	Great Plains Energy, Inc.	13,294,404	1.1
133,424	Sempra Energy	11,976,138	1.0
		70,387,777	5.9

	Total Common Stock (Cost $1,018,886,521)	1,163,003,464	98.5

EXCHANGE-TRADED FUNDS: 0.6%
76,151	iShares Russell 1000 Value Index Fund	7,170,378	0.6

	Total Exchange-Traded Funds (Cost $7,011,706)	7,170,378	0.6

	Total Long-Term Investments (Cost $1,025,898,227)	1,170,173,842	99.1

See Accompanying Notes to Financial Statements

23

ING Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc(1): 0.4%
1,159,025	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,159,027, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,182,207, due 01/31/14-01/01/44)	1,159,025	0.1
244,003	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $244,003, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $248,883, due 05/15/14-08/15/43)	244,003	0.0
1,159,025	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,159,026, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,182,205, due 01/15/14-05/01/51)	1,159,025	0.1
1,159,025	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,159,026, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,182,206, due 12/15/15-08/15/53)	1,159,025	0.1

1,159,025	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,159,026, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,182,208, due 03/28/14-04/15/30)	1,159,025	0.1
		4,880,103	0.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.1%
12,358,088	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $12,358,088)	12,358,088	1.1

	Total Short-Term Investments (Cost $17,238,191)	17,238,191	1.5

	Total Investments in Securities (Cost $1,043,136,418)	$1,187,412,033	100.6
	Liabilities in Excess of Other Assets	(7,554,102)	(0.6)

	Net Assets	$1,179,857,931	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,043,564,813.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$145,355,818
Gross Unrealized Depreciation	(1,508,598)

Net Unrealized Appreciation	$143,847,220

See Accompanying Notes to Financial Statements

24

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 39.7%
		Basic Materials: 0.8%
289,000		Ecolab, Inc., 1.000%, 08/09/15	290,014	0.1
469,000		Freeport-McMoRan Copper & Gold, Inc., 1.400%, 02/13/15	471,748	0.2
456,000		Rio Tinto Finance USA PLC, 1.375%, 06/17/16	463,381	0.1
770,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	780,145	0.3
225,000	#	Xstrata Finance Canada Ltd., 2.850%, 11/10/14	228,165	0.1
			2,233,453	0.8

		Communications: 3.6%
386,000		Amazon.com, Inc., 0.650%, 11/27/15	386,008	0.1
1,225,000		AT&T, Inc., 0.800%, 12/01/15	1,222,479	0.5
790,000		Cisco Systems, Inc., 5.500%, 02/22/16	869,502	0.3
171,000		Cox Communications, Inc., 5.450%, 12/15/14	178,746	0.1
150,000		Cox Communications, Inc., 5.500%, 10/01/15	161,075	0.1
249,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	261,494	0.1
599,000		Juniper Networks, Inc., 3.100%, 03/15/16	617,126	0.2
700,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	728,237	0.3
525,000		Symantec Corp., 2.750%, 09/15/15	539,556	0.2
260,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	273,739	0.1
319,000		Thomson Reuters Corp., 1.300%, 02/23/17	317,810	0.1
634,000		Verizon Communications, Inc., 2.500%, 09/15/16	655,961	0.3
1,800,000		Verizon Communications, Inc., 3.000%, 04/01/16	1,877,960	0.7
371,000		Vodafone Group PLC, 0.900%, 02/19/16	372,495	0.1
1,107,000		Walt Disney Co., 1.100%, 12/01/17	1,091,372	0.4
			9,553,560	3.6

		Consumer, Cyclical: 1.3%
275,000		CVS Caremark Corp., 1.200%, 12/05/16	275,455	0.1
800,000	#	Daimler Finance North America LLC, 1.250%, 01/11/16	800,921	0.3
425,000	#	Glencore Funding LLC, 1.700%, 05/27/16	425,607	0.2
584,000		McDonald’s Corp., 0.750%, 05/29/15	587,610	0.2

766,000		Starbucks Corp., 0.875%, 12/05/16	761,665	0.3
285,000	#	Volkswagen International Finance NV, 1.125%, 11/18/16	284,460	0.1
320,000		Wal-Mart Stores, Inc., 0.600%, 04/11/16	319,696	0.1
			3,455,414	1.3

		Consumer, Non-cyclical: 8.2%
700,000		AbbVie, Inc., 1.200%, 11/06/15	707,437	0.3
525,000		Altria Group, Inc., 4.125%, 09/11/15	554,231	0.2
353,000		Amgen, Inc., 1.875%, 11/15/14	357,010	0.1
336,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	337,801	0.1
195,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14	203,142	0.1
457,000		Baxter International, Inc., 0.950%, 06/01/16	457,193	0.2
889,000		Coca-Cola Co., 0.750%, 03/13/15	892,079	0.3
525,000		Coca-Cola Co., 1.800%, 09/01/16	537,923	0.2
738,000		ConAgra Foods, Inc., 1.300%, 01/25/16	739,614	0.3
875,000		Covidien International Finance SA, 1.350%, 05/29/15	881,725	0.3
645,000		Diageo Capital PLC, 0.625%, 04/29/16	641,784	0.2
875,000		Genentech, Inc., 4.750%, 07/15/15	930,912	0.3
782,000		GlaxoSmithKline Capital PLC, 0.750%, 05/08/15	785,370	0.3
525,000		Kellogg Co., 1.125%, 05/15/15	528,753	0.2
583,000		Kraft Foods Group, Inc., 1.625%, 06/04/15	590,612	0.2
241,000		Lorillard Tobacco Co., 3.500%, 08/04/16	253,732	0.1
965,000		McKesson Corp., 0.950%, 12/04/15	964,837	0.4
700,000		Medtronic, Inc., 3.000%, 03/15/15	722,459	0.3
680,000		Merck & Co., Inc., 0.700%, 05/18/16	679,166	0.3
584,000	#	Mylan, Inc., 6.000%, 11/15/18	622,379	0.2
808,000		Novartis Capital Corp., 2.900%, 04/24/15	835,206	0.3
305,000		PepsiCo, Inc., 0.700%, 02/26/16	303,562	0.1
925,000		PepsiCo, Inc., 0.700%, 08/13/15	926,350	0.3
245,000		PepsiCo, Inc., 1.250%, 08/13/17	242,490	0.1
511,000	#	Perrigo Co. Plc, 1.300%, 11/08/16	509,545	0.2
915,000		Pfizer, Inc., 5.350%, 03/15/15	967,122	0.4
749,000		Philip Morris International, Inc., 2.500%, 05/16/16	777,707	0.3

See Accompanying Notes to Financial Statements

25

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

203,000		Procter & Gamble Co., 1.450%, 08/15/16	206,080	0.1
525,000		Reynolds American, Inc., 1.050%, 10/30/15	526,907	0.2
355,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	359,347	0.1
635,000		Sanofi, 1.250%, 04/10/18	618,588	0.2
875,000		St. Jude Medical, Inc., 2.500%, 01/15/16	897,919	0.3
700,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	703,113	0.3
506,000		Ventas Realty L.P., 1.550%, 09/26/16	509,894	0.2
443,000		WellPoint, Inc., 5.250%, 01/15/16	479,190	0.2
560,000	#	WM Wrigley Jr Co., 1.400%, 10/21/16	561,191	0.2
314,000		Zoetis, Inc., 1.150%, 02/01/16	314,500	0.1
			22,126,870	8.2

		Energy: 2.8%
420,000		BP Capital Markets PLC, 0.700%, 11/06/15	421,239	0.2
400,000		BP Capital Markets PLC, 2.248%, 11/01/16	414,198	0.1
700,000		Cameron International Corp., 1.600%, 04/30/15	704,507	0.3
279,000		Chevron Corp., 0.889%, 06/24/16	279,833	0.1
549,000		ConocoPhillips, 4.600%, 01/15/15	572,409	0.2
367,000		Enterprise Products Operating, LLC, 1.250%, 08/13/15	369,585	0.1
700,000		Marathon Oil Corp., 0.900%, 11/01/15	700,900	0.3
462,000		Petrobras Global Finance BV, 2.000%, 05/20/16	462,789	0.2
287,000		Petrobras International Finance Co., 2.875%, 02/06/15	292,023	0.1
833,000		Phillips 66, 1.950%, 03/05/15	844,849	0.3
969,000		Shell International Finance BV, 3.100%, 06/28/15	1,005,979	0.4
319,000		Statoil ASA, 1.950%, 11/08/18	316,472	0.1
515,000		Total Capital International SA, 0.750%, 01/25/16	514,254	0.2
626,000		TransCanada PipeLines Ltd., 0.750%, 01/15/16	624,713	0.2
			7,523,750	2.8

		Financial: 17.8%
298,000	#	ABN AMRO Bank NV, 1.375%, 01/22/16	300,418	0.1
612,000		Aegon NV, 2.956%, 07/29/49	524,472	0.2
469,000		American Express Credit Corp., 1.750%, 06/12/15	476,738	0.2

870,000		American International Group, Inc., 5.600%, 10/18/16	970,112	0.4
550,000		Australia & New Zealand Banking Group Ltd., 0.900%, 02/12/16	549,641	0.2
1,250,000		Bank of America Corp., 1.250%, 01/11/16	1,256,185	0.5
977,000		Bank of America Corp., 1.500%, 10/09/15	987,267	0.4
840,000		Bank of America Corp., 3.750%, 07/12/16	893,500	0.3
875,000		Bank of Montreal, 0.800%, 11/06/15	880,146	0.3
1,060,000		Bank of New York Mellon Corp., 1.200%, 02/20/15	1,068,421	0.4
875,000		Bank of Nova Scotia, 0.750%, 10/09/15	878,244	0.3
704,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd/The, 1.550%, 09/09/16	711,002	0.3
900,000		Barclays Bank PLC, 5.000%, 09/22/16	991,417	0.4
830,000		BB&T Corp., 1.600%, 08/15/17	822,978	0.3
490,000		BB&T Corp., 5.200%, 12/23/15	529,700	0.2
525,000		BBVA, 4.664%, 10/09/15	552,156	0.2
966,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	1,001,572	0.4
525,000		BlackRock, Inc., 1.375%, 06/01/15	531,757	0.2
467,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	478,984	0.2
311,000		Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	312,839	0.1
630,000		Charles Schwab Corp., 0.850%, 12/04/15	632,053	0.2
500,000		Citigroup, Inc., 1.250%, 01/15/16	501,884	0.2
855,000		Citigroup, Inc., 1.300%, 04/01/16	857,410	0.3
489,000		Citigroup, Inc., 1.700%, 07/25/16	493,883	0.2
695,000		Citigroup, Inc., 2.650%, 03/02/15	709,300	0.3
500,000		Citigroup, Inc., 5.500%, 02/15/17	551,132	0.2
253,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.125%, 10/13/15	259,635	0.1
1,151,000		Credit Suisse/New York NY, 3.500%, 03/23/15	1,192,027	0.4
980,000		Fifth Third Bancorp., 3.625%, 01/25/16	1,030,036	0.4
200,000		Ford Motor Credit Co. LLC, 1.700%, 05/09/16	202,392	0.1
305,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	312,987	0.1
945,000		General Electric Capital Corp., 1.000%, 12/11/15	953,028	0.3

See Accompanying Notes to Financial Statements

26

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

700,000		General Electric Capital Corp., 3.750%, 11/14/14	721,099	0.3
980,000		General Electric Capital Corp., 4.875%, 03/04/15	1,029,702	0.4
820,000		Goldman Sachs Group, Inc./The, 1.600%, 11/23/15	829,199	0.3
1,168,000		Goldman Sachs Group, Inc., 0.744%, 01/12/15	1,167,590	0.4
350,000		HCP, Inc., 3.750%, 02/01/16	367,947	0.1
260,000		Health Care REIT, Inc., 3.625%, 03/15/16	272,531	0.1
770,000		HSBC USA, Inc., 2.375%, 02/13/15	785,899	0.3
425,000		Huntington National Bank/The, 1.350%, 08/02/16	425,083	0.2
420,000	#	Hyundai Capital America, 1.625%, 10/02/15	422,284	0.1
1,075,000	#	Hyundai Capital America, 1.875%, 08/09/16	1,079,503	0.4
385,000	#	International Lease Finance Corp., 6.500%, 09/01/14	399,438	0.1
361,000		Intesa Sanpaolo SpA, 3.125%, 01/15/16	368,043	0.1
300,000		John Deere Capital Corp., 0.750%, 01/22/16	299,377	0.1
432,000		John Deere Capital Corp., 1.050%, 10/11/16	433,507	0.2
1,225,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,284,960	0.5
1,260,000		JPMorgan Chase & Co., 3.700%, 01/20/15	1,299,652	0.5
496,000		KeyCorp, 2.300%, 12/13/18	492,709	0.2
630,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	637,310	0.2
375,000	#	Metropolitan Life Global Funding I, 1.700%, 06/29/15	380,775	0.1
215,000		Morgan Stanley, 1.750%, 02/25/16	217,989	0.1
550,000		Morgan Stanley, 2.125%, 04/25/18	545,557	0.2
180,000		Morgan Stanley, 6.000%, 04/28/15	191,768	0.1
665,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	675,867	0.2
220,000	#	New York Life Global Funding, 1.300%, 01/12/15	222,026	0.1
500,000	#	Nordea Bank AB, 0.875%, 05/13/16	497,772	0.2
165,000	#	Nordea Bank AB, 3.700%, 11/13/14	169,618	0.1
375,000		PNC Bank NA, 1.150%, 11/01/16	375,685	0.1
600,000		PNC Funding Corp., 5.625%, 02/01/17	666,257	0.2

1,050,000	Prudential Financial, Inc., 3.875%, 01/14/15	1,085,729	0.4
218,000	Regions Financial Corp., 5.750%, 06/15/15	232,366	0.1
158,000	Regions Financial Corp., 7.750%, 11/10/14	166,733	0.1
980,000	Royal Bank of Canada, 0.850%, 03/08/16	979,107	0.4
735,000	Royal Bank of Canada, 1.500%, 01/16/18	721,022	0.3
525,000	Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	537,172	0.2
848,000	Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	876,056	0.3
280,000	SLM Corp., 3.875%, 09/10/15	290,850	0.1
805,000	State Street Corp., 2.875%, 03/07/16	838,100	0.3
770,000	SunTrust Bank/Atlanta GA, 0.547%, 04/01/15	766,431	0.3
490,000	UBS AG, 5.875%, 07/15/16	545,137	0.2
261,000	US Bancorp, 2.200%, 11/15/16	269,697	0.1
507,000	Wachovia Bank NA, 4.800%, 11/01/14	525,934	0.2
686,000	Wells Fargo & Co., 2.100%, 05/08/17	699,096	0.3
629,000	Westpac Banking Corp., 1.125%, 09/25/15	636,093	0.2
		47,841,986	17.8

	Industrial: 1.0%
437,000	Caterpillar Financial Services Corp., 0.700%, 11/06/15	437,728	0.1
500,000	Caterpillar Financial Services Corp., 0.700%, 02/26/16	499,444	0.2
525,000	Caterpillar Financial Services Corp., 1.100%, 05/29/15	529,415	0.2
542,000	CSX Corp., 6.250%, 04/01/15	579,489	0.2
560,000	General Electric Co., 0.850%, 10/09/15	562,861	0.2
184,000	United Parcel Service, Inc., 1.125%, 10/01/17	181,346	0.1
		2,790,283	1.0

	Technology: 2.3%
875,000	Apple, Inc., 0.450%, 05/03/16	869,096	0.3
295,000	Computer Sciences Corp., 2.500%, 09/15/15	301,237	0.1
1,547,000	International Business Machines Corp., 0.550%, 02/06/15	1,549,714	0.6
130,000	International Business Machines Corp., 1.950%, 07/22/16	133,629	0.0
700,000	Intel Corp., 1.350%, 12/15/17	692,194	0.3

See Accompanying Notes to Financial Statements

27

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

525,000		NetApp Inc., 2.000%, 12/15/17	522,569	0.2
700,000		Oracle Corp., 1.200%, 10/15/17	689,181	0.3
556,000		Texas Instruments, Inc., 0.450%, 08/03/15	555,835	0.2
700,000		Xerox Corp., 4.250%, 02/15/15	726,399	0.3
			6,039,854	2.3

		Utilities: 1.9%
525,000		Dominion Resources, Inc./VA, 1.400%, 09/15/17	515,795	0.2
233,000		Entergy Louisiana, LLC, 1.875%, 12/15/14	236,153	0.1
890,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	894,874	0.3
1,025,000		Georgia Power Co., 0.625%, 11/15/15	1,024,736	0.4
379,000		Georgia Power Co., 0.750%, 08/10/15	379,852	0.2
315,000		Georgia Power Co., 3.000%, 04/15/16	328,513	0.1
753,000		Progress Energy, Inc., 5.625%, 01/15/16	820,013	0.3
588,000		PSEG Power, LLC, 2.750%, 09/15/16	609,237	0.2
320,000		Xcel Energy, Inc., 0.750%, 05/09/16	317,465	0.1
			5,126,638	1.9

	Total Corporate Bonds/Notes (Cost $106,043,029)		106,691,808	39.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.4%
779,000	#	American General Mortgage Loan Trust 2010-1, 5.650%, 03/25/58	800,435	0.3
1,043,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	1,061,024	0.4
942,809		Bear Stearns Commercial Mortgage Securities Trust 2003-TOP12, 4.730%, 08/13/39	951,079	0.4
980,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, 5.074%, 02/13/42	1,015,991	0.4
305,964		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 5.957%, 06/11/50	316,943	0.1
528,056		COMM 2013-CCRE7 Mortgage Trust, 0.716%, 03/10/46	525,428	0.2
400,000	#	Commercial Mortgage Trust 2004-GG1, 5.706%, 06/10/36	408,044	0.2
87,112		Commercial Mortgage Trust, 5.205%, 12/11/49	87,138	0.0

340,000		Commercial Mortgage Trust 2007-GG9, 5.447%, 03/10/39	345,296	0.1
896,000		Credit Suisse First Boston Mortgage Securities Corp., 5.290%, 08/15/38	932,262	0.3
105,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	114,021	0.0
133,000	#	Del Coronado Trust, 0.967%, 03/15/26	132,468	0.0
940,000		GE Capital Commercial Mortgage Corp., 5.133%, 05/10/43	977,806	0.4
352,238		GE Capital Commercial Mortgage Corp., 5.311%, 11/10/45	353,263	0.1
486,436		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	497,653	0.2
165,908	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	166,403	0.1
232,860		JP Morgan Chase Commercial Mortgage Securities Corp., 5.791%, 06/15/49	234,853	0.1
280,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.790%, 02/15/51	283,932	0.1
143,987		JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-CIBC13, 5.244%, 01/12/43	146,453	0.1
480,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	488,152	0.2
470,000		LB-UBS Commercial Mortgage Trust 2004-C4, 5.494%, 06/15/36	478,087	0.2
2,010,000		LB-UBS Commercial Mortgage Trust 2005-C5, 5.127%, 09/15/40	2,106,158	0.8
699,715		LB-UBS Commercial Mortgage Trust 2006-C7, 5.300%, 11/15/38	726,764	0.3
314,317		ML-CFC Commercial Mortgage Trust 2007-9, 5.644%, 09/12/49	320,074	0.1
551,774		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	557,942	0.2
602,146		Morgan Stanley Capital I Trust 2007-HQ12, 5.597%, 04/12/49	611,499	0.2
59,638		Morgan Stanley Capital I, 5.184%, 11/14/42	59,611	0.0
1,434,382		NCUA Guaranteed Notes, 1.600%, 10/29/20	1,446,276	0.5
284,784	#	NorthStar 2012-1 Mortgage Trust, 1.365%, 08/25/29	285,030	0.1
1,320,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,441,732	0.5

See Accompanying Notes to Financial Statements

28

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

730,010		TIAA Seasoned Commercial Mortgage Trust, 5.565%, 08/15/39	772,009	0.3
690,000	#	Wachovia Bank Commercial Mortgage Trust Series 2004-C14, 5.627%, 08/15/41	699,880	0.3
580,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.396%, 03/15/42	595,396	0.2

	Total Collateralized Mortgage Obligations (Cost $19,984,137)		19,939,102	7.4

ASSET-BACKED SECURITIES: 16.6%
		Automobile Asset-Backed Securities: 5.7%
100,000		BMW Vehicle Owner Trust, 0.670%, 11/27/17	100,136	0.0
210,000		BMW Vehicle Owner Trust, 1.120%, 04/27/20	209,342	0.1
57,000		Capital Auto Receivables Asset Trust 2013-2, 1.240%, 10/20/17	57,293	0.0
273,000		Capital Auto Receivables Asset Trust 2013-1, 0.790%, 06/20/17	272,778	0.1
510,000		Capital Auto Receivables Asset Trust 2013-3, 1.310%, 12/20/17	512,448	0.2
1,302,000		CarMax Auto Owner Trust, 1.250%, 06/15/17	1,315,899	0.5
660,000		CarMax Auto Owner Trust 2013-3, 1.490%, 01/15/19	663,170	0.2
420,000		Fifth Third Auto 2013-1, 1.300%, 02/18/20	421,666	0.2
1,000,000		Ford Credit Auto Owner Trust 2012-B, 1.000%, 09/15/17	1,006,382	0.4
1,330,000		Ford Credit Auto Owner Trust, 1.250%, 10/15/18	1,341,322	0.5
339,000		Harley-Davidson Motorcycle Trust 2012-1, 0.910%, 02/15/18	339,859	0.1
90,000		Honda Auto Receivables Owner Trust, 0.620%, 03/21/19	89,591	0.0
756,000	#	Hyundai Auto Lease Securitization Trust, 0.660%, 06/15/16	756,673	0.3
1,330,000		Mercedes-Benz Auto Receivables Trust, 1.130%, 11/15/19	1,332,195	0.5
309,000		Nissan Auto Lease 2013-A, 0.740%, 10/15/18	309,050	0.1
1,380,000		Nissan Auto Receivables 2013-B Owner Trust, 1.310%, 10/15/19	1,384,983	0.5
901,000		Nissan Auto Receivables Owner Trust, 0.750%, 07/15/19	896,464	0.3

750,000		Nissan Auto Receivables Owner Trust, 1.000%, 07/16/18	755,405	0.3
600,000		Santander Drive Auto Receivables Trust 2011-4, 4.740%, 09/15/17	633,272	0.2
300,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	309,084	0.1
1,000,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	1,010,687	0.4
207,103		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	207,525	0.1
400,000		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	398,071	0.2
200,000		Volkswagen Auto Loan Enhanced Trust 2013-1, 0.560%, 08/21/17	200,029	0.1
810,000		World Omni Auto Receivables Trust 2013-A, 0.870%, 07/15/19	801,527	0.3
			15,324,851	5.7

		Credit Card Asset-Backed Securities: 3.9%
1,078,000		Capital One Multi-Asset Execution Trust, 5.050%, 12/17/18	1,174,878	0.4
1,000,000		Chase Issuance Trust, 0.590%, 08/15/17	1,000,442	0.4
1,200,000		Chase Issuance Trust, 1.010%, 10/15/18	1,199,229	0.4
1,000,000		Citibank Credit Card Issuance Trust, 1.320%, 09/07/18	1,007,424	0.4
1,205,000		Citibank Credit Card Issuance Trust, 5.350%, 02/07/20	1,374,545	0.5
1,357,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	1,555,516	0.6
1,000,000		Discover Card Execution Note Trust, 1.040%, 04/15/19	999,673	0.4
1,000,000		Discover Card Execution Note Trust, 5.650%, 03/16/20	1,145,953	0.4
975,000		Dryrock Issuance Trust, 0.640%, 08/15/18	972,758	0.4
			10,430,418	3.9

		Home Equity Asset-Backed Securities: 0.2%
533,188		Chase Funding Loan Acquisition Trust Series 2003-C2, 4.750%, 12/25/19	550,255	0.2

		Other Asset-Backed Securities: 6.8%
500,000	#	Apidos CDO I Ltd., 0.988%, 07/27/17	496,718	0.2
500,000	#	Apidos CDO II, 1.038%, 12/21/18	487,285	0.2

See Accompanying Notes to Financial Statements

29

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

400,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	397,156	0.1
510,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	505,175	0.2
31,925	#	Atrium CDO Corp., 0.566%, 10/27/16	31,862	0.0
750,000	#	Atrium CDO Corp., 0.816%, 10/27/16	743,794	0.3
500,000	#	Atrium V, 0.927%, 07/20/20	476,485	0.2
500,000	#	Babson CLO, Inc. 2005-III, 0.639%, 11/10/19	499,683	0.2
500,000	#	Ballyrock CLO 2006-1 Ltd., 1.738%, 08/28/19	492,818	0.2
500,000	#	Black Diamond CLO Ltd., 0.595%, 06/20/17	494,697	0.2
345,631	#	Callidus Debt Partners CLO Fund VII Ltd., 0.992%, 01/21/21	344,769	0.1
425,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.492%, 01/21/21	423,377	0.2
800,000	#	Castle Garden Funding, 0.989%, 10/27/20	788,967	0.3
575,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	559,456	0.2
600,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	577,278	0.2
1,374,000		CNH Equipment Trust, 0.650%, 04/16/18	1,375,497	0.5
1,000,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	980,497	0.4
245,593	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	244,546	0.1
575,000	#	Emporia Preferred Funding, 0.746%, 10/18/18	552,752	0.2
306,547	#	GSAMP Trust 2005-SEA2, 0.515%, 01/25/45	297,164	0.1
550,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	544,481	0.2
400,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 2.238%, 10/28/19	394,657	0.1
500,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.579%, 08/21/20	493,598	0.2
350,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.939%, 08/21/20	335,620	0.1
340,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	330,401	0.1
700,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	677,765	0.3
500,000	#	Hewett’s Island Clo IV Ltd., 0.989%, 05/09/18	496,708	0.2
675,000	#	Landmark VI CDO Ltd, 0.744%, 01/14/18	654,726	0.2
500,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	502,215	0.2

500,000	#	Morgan Stanley Investment Management Croton Ltd, 0.694%, 01/15/18	488,697	0.2
500,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	493,390	0.2
881,665		Structured Asset Securities Corp. Trust 2005-AR1, 0.365%, 09/25/35	879,773	0.3
350,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	346,998	0.1
750,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	735,438	0.3
			18,144,443	6.8

	Total Asset-Backed Securities (Cost $44,291,057)		44,449,967	16.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.9%
		Federal Home Loan Bank: 0.1%
150,000		1.150%, due 02/22/18	147,136	0.1

		Federal Home Loan Mortgage Corporation: 0.4%##
1,034,000		0.500%, due 06/20/17	1,034,447	0.4
2,545		1.970%, due 07/01/24	2,680	0.0
96		2.000%, due 01/01/17	98	0.0
			1,037,225	0.4

		Federal National Mortgage Association: 4.4%##
900,000		0.520%, due 05/27/16	898,158	0.3
10,400,000		0.750%, due 12/19/14	10,458,573	3.9
2,488		2.332%, due 12/01/17	2,478	0.0
12,583		6.000%, due 07/01/16	13,066	0.0
18,543		6.000%, due 03/01/17	19,432	0.0
21,822		6.000%, due 05/01/17	22,842	0.0
12,123		6.000%, due 09/01/17	12,307	0.0
212,202		6.500%, due 10/01/22	235,951	0.1
167,521		6.500%, due 02/01/29	190,944	0.1
36,071		6.500%, due 10/01/32	40,191	0.0
17,700		7.000%, due 10/01/32	18,262	0.0
8,552		7.500%, due 08/01/27	8,695	0.0
			11,920,899	4.4

		Government National Mortgage Association: 0.0%
7,800		9.000%, due 12/15/26	9,099	0.0
1,228		9.500%, due 03/15/20	1,236	0.0
			10,335	0.0

	Total U.S. Government Agency Obligations (Cost $13,056,960)		13,115,595	4.9

U.S. TREASURY OBLIGATIONS: 28.6%
		U.S. Treasury Notes: 28.6%
47,656,000		0.250%, due 12/31/15	47,531,284	17.7
3,709,000		0.625%, due 12/15/16	3,693,786	1.4
17,391,000		1.500%, due 12/31/18	17,186,517	6.4

See Accompanying Notes to Financial Statements

30

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

8,244,000	2.125%, due 11/30/14	8,391,007	3.1

	Total U.S. Treasury Obligations (Cost $76,853,348)	76,802,594	28.6

	Total Long-Term Investments (Cost $260,228,531)	260,999,066	97.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
4,374,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,374,000)	4,374,000	1.6

	Total Short-Term Investments (Cost $4,374,000)	4,374,000	1.6

	Total Investments in Securities (Cost $264,602,531)	$265,373,066	98.8
	Assets in Excess of Other Liabilities	3,122,543	1.2

	Net Assets	$268,495,609	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

  Cost for federal income tax purposes is $264,602,750.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,258,514
Gross Unrealized Depreciation	(488,198)

Net Unrealized Appreciation	$770,316

See Accompanying Notes to Financial Statements

31

ING Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 12.3%
34,802	@	ARAMARK Holdings Corp.	912,508	0.2
190,580	@	Carmax, Inc.	8,961,072	2.4
230,280		Carnival Corp.	9,250,348	2.5
56,266		Comcast Corp. – Class A	2,923,863	0.8
24,235	@	Delphi Automotive PLC	1,457,250	0.4
17,748		Dick’s Sporting Goods, Inc.	1,031,159	0.3
25,379	@	DirecTV Group	1,753,435	0.5
16,157	@	Discovery Communications, Inc. - Class A	1,460,916	0.4
40,529	@	General Motors Co.	1,656,420	0.4
168,681		Lowe’s Cos., Inc.	8,358,143	2.2
13,690	@	Lululemon Athletica, Inc.	808,121	0.2
14,120		Tiffany & Co.	1,310,054	0.3
8,388	@	Ulta Salon Cosmetics & Fragrance, Inc.	809,610	0.2
32,661		Viacom - Class B	2,852,612	0.8
8,195		Wynn Resorts Ltd.	1,591,551	0.4
13,340		Yum! Brands, Inc.	1,008,637	0.3
			46,145,699	12.3

		Consumer Staples: 12.4%
161,960		Altria Group, Inc.	6,217,644	1.7
30,990		Brown-Forman Corp.	2,341,914	0.6
129,830		Coca-Cola Co.	5,363,277	1.4
37,600		CVS Caremark Corp.	2,691,032	0.7
13,532		Diageo PLC ADR	1,791,908	0.5
63,110		Energizer Holdings, Inc.	6,831,026	1.8
26,820		Hershey Co.	2,607,709	0.7
35,191		PepsiCo, Inc.	2,918,742	0.8
82,138		Philip Morris International, Inc.	7,156,684	1.9
32,375		Procter & Gamble Co.	2,635,649	0.7
22,504		Walgreen Co.	1,292,630	0.3
61,980		Wal-Mart Stores, Inc.	4,877,206	1.3
			46,725,421	12.4

		Energy: 9.3%
53,070		Apache Corp.	4,560,836	1.2
30,235	@	Cameron International Corp.	1,799,890	0.5
44,317		Canadian Natural Resources Ltd.	1,499,687	0.4
91,455		Chevron Corp.	11,423,644	3.1
102,914		ConocoPhillips	7,270,874	1.9
15,718		ExxonMobil Corp.	1,590,662	0.4
32,719		Halliburton Co.	1,660,489	0.4
25,676	@	Kinder Morgan Management, LLC	1,942,646	0.5
37,480		Kinder Morgan, Inc.	1,349,280	0.4
22,661	@	Newfield Exploration Co.	558,140	0.2
17,719		Noble Energy, Inc.	1,206,841	0.3
			34,862,989	9.3

		Financials: 17.1%
28,332	@	Aon PLC	2,376,772	0.6
115,511		Bank of America Corp.	1,798,506	0.5
111,632	@	Berkshire Hathaway, Inc.	13,235,090	3.5
32,524		Blackrock, Inc.	10,292,870	2.7
105,085		Citigroup, Inc.	5,475,979	1.5
73,210		Eaton Vance Corp.	3,132,656	0.8
31,200	@	Invesco Ltd.	1,135,680	0.3
83,794		JPMorgan Chase & Co.	4,900,273	1.3
17,728		Morgan Stanley	555,950	0.2
19,520	@	Realogy Holdings Corp.	965,654	0.3
22,762		State Street Corp.	1,670,503	0.4
243,837		Wells Fargo & Co.	11,070,200	3.0
12,320	@	White Mountains Insurance Group Ltd.	7,429,946	2.0
			64,040,079	17.1

		Health Care: 10.5%
47,022		Abbott Laboratories	1,802,353	0.5
9,135		Baxter International, Inc.	635,339	0.2
170,390		Bristol-Myers Squibb Co.	9,056,228	2.4
49,154		Cardinal Health, Inc.	3,283,979	0.9
4,680	@	Celgene Corp.	790,733	0.2
14,480		Cigna Corp.	1,266,710	0.3
39,296		Covidien PLC	2,676,058	0.7
129,000		Eli Lilly & Co.	6,579,000	1.8
21,260	@	Express Scripts Holding Co.	1,493,302	0.4
35,745		Johnson & Johnson	3,273,885	0.9
226,466		Pfizer, Inc.	6,936,654	1.8
16,332	@	Salix Pharmaceuticals Ltd.	1,468,900	0.4
			39,263,141	10.5

		Industrials: 8.0%
37,081		Eaton Corp. PLC	2,822,606	0.8
40,316		FedEx Corp.	5,796,231	1.5
81,500		General Dynamics Corp.	7,787,325	2.1
143,412		General Electric Co.	4,019,838	1.1
33,570		Honeywell International, Inc.	3,067,291	0.8
42,899	@	Nielsen Holdings NV	1,968,635	0.5
47,869	@	Tyco International Ltd.	1,964,544	0.5
23,040		United Technologies Corp.	2,621,952	0.7
			30,048,422	8.0

		Information Technology: 19.7%
9,681		Apple, Inc.	5,432,106	1.4
4,433	@	Baidu.com ADR	788,542	0.2
49,970		Broadcom Corp.	1,481,610	0.4
316,765		Cisco Systems, Inc.	7,111,374	1.9
368,830		Corning, Inc.	6,572,551	1.8
7,248	@	eBay, Inc.	397,843	0.1
20,330	@	Electronic Arts, Inc.	466,370	0.1
344,974		EMC Corp.	8,676,096	2.3
6,150	@	Equinix, Inc.	1,091,317	0.3
4,287	@	Google, Inc. – Class A	4,804,484	1.3
28,909		Hewlett-Packard Co.	808,874	0.2
41,674		International Business Machines Corp.	7,816,792	2.1
199,200		Intel Corp.	5,171,232	1.4

See Accompanying Notes to Financial Statements

32

ING Multi-Manager Large Cap Core Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

29,256		Intuit, Inc.	2,232,818	0.6
2,465		Mastercard, Inc.	2,059,409	0.5
159,995		Microsoft Corp.	5,988,613	1.6
42,475	@	Nuance Communications, Inc.	645,620	0.2
31,632		Qualcomm, Inc.	2,348,676	0.6
28,143	@	Skyworks Solutions, Inc.	803,764	0.2
41,790		Visa, Inc.	9,305,797	2.5
			74,003,888	19.7

		Materials: 7.2%
114,670		Albemarle Corp.	7,268,931	1.9
20,077		Celanese Corp.	1,110,459	0.3
40,588		Dow Chemical Co.	1,802,107	0.5
14,225	@	Louisiana-Pacific Corp.	263,305	0.1
102,540		MeadWestvaco Corp.	3,786,802	1.0
36,330		NewMarket Corp.	12,139,670	3.2
34,135		Newmont Mining Corp.	786,129	0.2
			27,157,403	7.2

		Telecommunication Services: 2.4%
93,816		AT&T, Inc.	3,298,570	0.9
99,320		Verizon Communications, Inc.	4,880,585	1.3
22,025		Vodafone Group PLC ADR	865,803	0.2
			9,044,958	2.4

		Total Common Stock (Cost $336,026,778)	371,292,000	98.9

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
4,884,895		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $4,884,895)	4,884,895	1.3
		Total Short-Term Investments (Cost $4,884,895)	4,884,895	1.3

		Total Investments in Securities (Cost $340,911,673)	$376,176,895	100.2
		Liabilities in Excess of Other Assets	(898,792)	(0.2)

		Net Assets	$375,278,103	100.0

††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $341,973,321.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$37,202,087
Gross Unrealized Depreciation	(2,998,513)

Net Unrealized Appreciation	$34,203,574

See Accompanying Notes to Financial Statements

33

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.3%
		Basic Materials: 6.0%
2,500,000		Aleris International, Inc., 7.625%, 02/15/18	2,659,375	0.3
750,000		Aleris International, Inc., 7.875%, 11/01/20	800,625	0.1
750,000		Ashland, Inc., 3.875%, 04/15/18	763,125	0.1
2,000,000		Ashland, Inc., 4.750%, 08/15/22	1,910,000	0.2
1,000,000		Ashland, Inc., 6.875%, 05/15/43	950,000	0.1
250,000	#	Axiall Corp., 4.875%, 05/15/23	237,187	0.0
1,000,000		Celanese US Holdings, LLC, 5.875%, 06/15/21	1,070,000	0.1
1,000,000		Celanese US Holdings, LLC, 6.625%, 10/15/18	1,072,500	0.1
1,500,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	1,475,625	0.2
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	2,190,000	0.2
516,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	536,317	0.1
1,500,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	1,689,375	0.2
1,000,000	#	FQM Akubra, Inc., 7.500%, 06/01/21	1,050,000	0.1
1,000,000	#	FQM Akubra, Inc., 8.750%, 06/01/20	1,090,000	0.1
500,000	#,L	Hecla Mining Co., 6.875%, 05/01/21	482,500	0.1
1,750,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	1,826,562	0.2
1,500,000		Hexion US Finance Corp., 6.625%, 04/15/20	1,545,000	0.2
1,500,000	L	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	1,503,750	0.2
1,000,000		Huntsman International LLC, 4.875%, 11/15/20	990,000	0.1
4,000,000		Huntsman International, LLC, 8.625%, 03/15/21	4,540,000	0.5
2,000,000	#	Ineos Finance PLC, 7.500%, 05/01/20	2,202,500	0.2
1,250,000	#,L	INEOS Group Holdings SA, 6.125%, 08/15/18	1,259,375	0.1
1,800,000	#	Kinove German Bondco GmbH, 9.625%, 06/15/18	1,998,000	0.2
3,500,000		Novelis, Inc./GA, 8.375%, 12/15/17	3,742,812	0.4
3,000,000		Novelis, Inc./GA, 8.750%, 12/15/20	3,352,500	0.4
500,000	#,&	Orion Engineered Carbons Finance & Co. SCA, 9.250%, 08/01/19	525,000	0.1

3,000,000	#	Perstorp Holding AB, 8.750%, 05/15/17	3,240,000	0.4
500,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.000%, 12/01/18	520,000	0.1
1,000,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	1,025,000	0.1
2,250,000		Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,309,063	0.3
750,000	#	Sappi Papier Holding GmbH, 7.750%, 07/15/17	825,000	0.1
750,000		Steel Dynamics, Inc., 6.125%, 08/15/19	815,625	0.1
250,000		Steel Dynamics, Inc., 7.625%, 03/15/20	272,188	0.0
1,000,000	#	Taminco Global Chemical Corp., 9.750%, 03/31/20	1,140,000	0.1
1,000,000		Tronox Finance LLC, 6.375%, 08/15/20	1,025,000	0.1
1,250,000	#	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV, 7.375%, 05/01/21	1,339,063	0.1
			53,973,067	6.0

		Communications: 19.1%
2,500,000		AMC Networks, Inc., 4.750%, 12/15/22	2,393,750	0.3
600,000		AMC Networks, Inc., 7.750%, 07/15/21	678,000	0.1
GBP500,000		Arqiva Broadcast Finance Plc, 9.500%, 03/31/20	923,197	0.1
1,000,000	#	Avaya, Inc., 7.000%, 04/01/19	985,000	0.1
2,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,877,500	0.2
2,500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	2,331,250	0.3
1,000,000	#	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.250%, 03/15/21	960,000	0.1
1,000,000	#	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	952,500	0.1
1,000,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	1,032,500	0.1
2,000,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.625%, 01/31/22	2,070,000	0.2
500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	530,625	0.1

See Accompanying Notes to Financial Statements

34

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 8.125%, 04/30/20	545,000	0.1
1,000,000	#	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	942,500	0.1
1,250,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	1,287,500	0.1
1,000,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,018,750	0.1
2,250,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	2,309,062	0.3
3,500,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	3,696,875	0.4
1,788,000	#	CommScope, Inc., 8.250%, 01/15/19	1,969,035	0.2
3,000,000		Crown Castle International Corp., 5.250%, 01/15/23	2,955,000	0.3
2,500,000		Crown Castle International Corp., 7.125%, 11/01/19	2,706,250	0.3
1,300,000		CSC Holdings, LLC, 6.750%, 11/15/21	1,407,250	0.2
2,000,000		CSC Holdings, LLC, 7.625%, 07/15/18	2,297,500	0.3
1,000,000		CSC Holdings, LLC, 7.875%, 02/15/18	1,147,500	0.1
3,000,000		CSC Holdings, LLC, 8.625%, 02/15/19	3,532,500	0.4
1,000,000	#	Digicel Group Ltd., 8.250%, 09/30/20	1,041,250	0.1
1,500,000	#	Digicel Ltd., 6.000%, 04/15/21	1,451,250	0.2
3,500,000	#	Digicel Ltd., 8.250%, 09/01/17	3,657,500	0.4
1,750,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	1,715,000	0.2
2,000,000		DISH DBS Corp., 5.000%, 03/15/23	1,875,000	0.2
1,000,000		DISH DBS Corp., 5.875%, 07/15/22	1,005,000	0.1
1,000,000		DISH DBS Corp., 6.625%, 10/01/14	1,042,500	0.1
2,000,000		DISH DBS Corp., 6.750%, 06/01/21	2,130,000	0.2
2,000,000		DISH DBS Corp., 7.125%, 02/01/16	2,220,000	0.2
2,400,000		DISH DBS Corp., 7.875%, 09/01/19	2,754,000	0.3
1,000,000		Frontier Communications Corp., 7.125%, 03/15/19	1,082,500	0.1
825,000		Frontier Communications Corp., 8.500%, 04/15/20	928,125	0.1
1,000,000		Frontier Communications Corp., 9.000%, 08/15/31	995,000	0.1

1,000,000	#,L	Griffey Intermediate, Inc. / Griffey Finance Sub, LLC, 7.000%, 10/15/20	802,500	0.1
600,000		Hughes Satellite Systems Corp., 6.500%, 06/15/19	652,500	0.1
750,000		Hughes Satellite Systems Corp., 7.625%, 06/15/21	840,000	0.1
1,500,000	#	Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,432,500	0.2
3,000,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	3,296,250	0.4
2,000,000		Intelsat Jackson Holdings SA, 7.250%, 04/01/19	2,170,000	0.2
1,500,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	1,661,250	0.2
2,500,000		Intelsat Jackson Holdings SA, 8.500%, 11/01/19	2,737,500	0.3
1,500,000	#	Intelsat Luxembourg SA, 7.750%, 06/01/21	1,614,375	0.2
2,000,000	#	Intelsat Luxembourg SA, 8.125%, 06/01/23	2,152,500	0.2
250,000	#	inVentiv Health, Inc., 11.000%, 08/15/18	222,500	0.0
500,000		Lamar Media Corp., 5.000%, 05/01/23	477,500	0.0
500,000		Lamar Media Corp., 5.875%, 02/01/22	515,000	0.1
2,000,000		Lamar Media Corp., 7.875%, 04/15/18	2,117,500	0.2
GBP 1,000,000		Lynx I Corp., 6.000%, 04/15/21	1,709,777	0.2
2,000,000		McClatchy Co/The, 9.000%, 12/15/22	2,210,000	0.2
750,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	780,937	0.1
3,000,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	3,191,250	0.4
2,500,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	2,590,625	0.3
EUR 900,000		Nara Cable Funding Ltd., 8.875%, 12/01/18	1,348,428	0.1
3,000,000	#	Nara Cable Funding Ltd., 8.875%, 12/01/18	3,240,000	0.4
500,000		NeuStar, Inc., 4.500%, 01/15/23	453,750	0.0
2,250,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	2,199,375	0.2
3,000,000		Nielsen Finance, LLC / Nielsen Finance Co., 7.750%, 10/15/18	3,255,000	0.4
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/30	1,140,868	0.1
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	565,000	0.1
500,000		SBA Communications Corp., 5.625%, 10/01/19	517,500	0.1

See Accompanying Notes to Financial Statements

35

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

500,000		SBA Telecommunications, Inc., 5.750%, 07/15/20	522,500	0.1
1,000,000		Sinclair Television Group, Inc., 5.375%, 04/01/21	990,000	0.1
1,000,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	1,015,000	0.1
5,500,000		Sprint Capital Corp., 6.900%, 05/01/19	6,036,250	0.7
2,000,000	#	Sprint Corp., 7.125%, 06/15/24	2,035,000	0.2
500,000	#	Sprint Corp., 7.250%, 09/15/21	538,750	0.1
1,250,000	#	Sprint Corp., 7.875%, 09/15/23	1,346,875	0.1
7,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	6,860,000	0.8
1,000,000		Sprint Nextel Corp., 6.000%, 12/01/16	1,093,750	0.1
4,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	4,310,000	0.5
1,000,000		Syniverse Holdings, Inc., 9.125%, 01/15/19	1,097,500	0.1
750,000		T-Mobile USA, Inc., 6.731%, 04/28/22	784,688	0.1
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	260,313	0.0
1,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	1,462,500	0.2
EUR 2,500,000		Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 09/15/22	3,551,451	0.4
EUR 350,000		Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	526,064	0.1
750,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	819,375	0.1
EUR 250,000		Unitymedia KabelBW GmbH, 9.500%, 03/15/21	400,987	0.0
500,000	#	Univision Communications, Inc., 5.125%, 05/15/23	501,875	0.1
1,500,000	#	Univision Communications, Inc., 6.750%, 09/15/22	1,650,000	0.2
2,000,000	#	Univision Communications, Inc., 6.875%, 05/15/19	2,147,500	0.2
4,500,000	#	Univision Communications, Inc., 7.875%, 11/01/20	4,966,875	0.5
EUR 2,500,000	L	UPC Holding BV, 6.375%, 09/15/22	3,551,039	0.4
CHF 1,000,000		UPC Holding BV, 6.750%, 03/15/23	1,150,496	0.1
EUR 1,000,000		UPC Holding BV, 6.750%, 03/15/23	1,413,702	0.2

EUR 2,000,000		UPC Holding BV, 8.375%, 08/15/20	3,040,308	0.3
EUR 1,000,000		UPCB Finance Ltd., 7.625%, 01/15/20	1,494,566	0.2
1,000,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	1,090,000	0.1
1,000,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	1,067,500	0.1
1,500,000		VeriSign, Inc., 4.625%, 05/01/23	1,440,000	0.2
1,000,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21	1,088,750	0.1
1,000,000	#	VimpelCom Holdings BV, 7.504%, 03/01/22	1,047,120	0.1
2,000,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	2,115,000	0.2
1,000,000		Windstream Corp., 7.750%, 10/01/21	1,065,000	0.1
2,500,000		Windstream Corp., 7.750%, 10/15/20	2,665,625	0.3
1,000,000		Windstream Corp., 7.875%, 11/01/17	1,147,500	0.1
			172,634,413	19.1

		Consumer, Cyclical: 11.2%
2,250,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	2,446,875	0.3
750,000	#	Allegion US Holding Co., Inc., 5.750%, 10/01/21	783,750	0.1
1,000,000	#	American Builders & Contractors Supply Co., Inc., 5.625%, 04/15/21	1,007,500	0.1
3,000,000		Ameristar Casinos, Inc., 7.500%, 04/15/21	3,270,000	0.4
750,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	781,875	0.1
EUR 250,000		Carlson Wagonlit BV, 7.500%, 06/15/19	373,160	0.0
2,250,000	#	Churchill Downs, Inc., 5.375%, 12/15/21	2,295,000	0.3
1,000,000		Cinemark USA, Inc., 5.125%, 12/15/22	972,500	0.1
119,666		Continental Airlines 2001-1 Class B Pass Through Trust, 7.373%, 12/15/15	127,743	0.0
2,000,000		Cooper-Standard Automotive, Inc., 8.500%, 05/01/18	2,127,500	0.2
500,000		CST Brands, Inc., 5.000%, 05/01/23	485,000	0.1
1,250,000		Delphi Corp., 5.000%, 02/15/23	1,292,187	0.1
2,000,000		DineEquity, Inc., 9.500%, 10/30/18	2,230,000	0.2
2,000,000	L	Easton-Bell Sports, Inc., 9.750%, 12/01/16	2,097,520	0.2
1,000,000		Goodyear Tire & Rubber Co., 8.250%, 08/15/20	1,122,500	0.1
CAD 1,000,000	#	Great Canadian Gaming Corp., 6.625%, 07/25/22	991,998	0.1

See Accompanying Notes to Financial Statements

36

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

3,500,000		HD Supply, Inc., 7.500%, 07/15/20	3,788,750	0.4
2,000,000		HD Supply, Inc., 8.125%, 04/15/19	2,237,500	0.3
1,000,000		HD Supply, Inc., 11.000%, 04/15/20	1,190,000	0.1
1,000,000		HD Supply, Inc., 11.500%, 07/15/20	1,196,250	0.1
2,000,000	#	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21	2,078,750	0.2
750,000	#,L	Hyva Global BV, 8.625%, 03/24/16	761,250	0.1
1,500,000	#,L	Jaguar Land Rover PLC, 5.625%, 02/01/23	1,507,500	0.2
250,000#		Jaguar Land Rover PLC, 7.750%, 05/15/18	270,312	0.0
1,000,000	#	Jaguar Land Rover PLC, 8.125%, 05/15/21	1,142,500	0.1
500,000	#	Lear Corp., 4.750%, 01/15/23	471,250	0.1
422,000		Lear Corp., 7.875%, 03/15/18	444,155	0.1
1,000,000	L	Levi Strauss & Co., 7.625%, 05/15/20	1,102,500	0.1
325,000		Limited Brands, Inc., 7.000%, 05/01/20	366,438	0.0
750,000		Ltd. Brands, Inc., 5.625%, 02/15/22	770,625	0.1
850,000		Ltd. Brands, Inc., 6.625%, 04/01/21	937,125	0.1
1,000,000	#	LKQ Corp., 4.750%, 05/15/23	932,500	0.1
2,000,000	#	MCE Finance Ltd., 5.000%, 02/15/21	1,955,000	0.2
1,000,000		MGM Mirage, 7.500%, 06/01/16	1,125,000	0.1
2,500,000		MGM Mirage, 7.625%, 01/15/17	2,856,250	0.3
3,500,000		MGM Resorts International, 6.625%, 12/15/21	3,705,625	0.4
2,000,000		MGM Resorts International, 6.750%, 10/01/20	2,145,000	0.2
1,000,000		MGM Resorts International, 8.625%, 02/01/19	1,177,500	0.1
2,000,000		MGM Resorts International, 10.000%, 11/01/16	2,410,000	0.3
200,000		Oshkosh Corp., 8.250%, 03/01/17	210,754	0.0
200,000		Oshkosh Corp., 8.500%, 03/01/20	222,000	0.0
2,500,000	#,L	Petco Animal Supplies, Inc., 9.250%, 12/01/18	2,693,750	0.3
1,000,000	#,&	Petco Holdings, Inc., 8.500%, 10/15/17	1,025,000	0.1
1,500,000		Phillips-Van Heusen Corp., 7.375%, 05/15/20	1,659,375	0.2
2,000,000		PVH Corp., 4.500%, 12/15/22	1,905,000	0.2
1,500,000	#	QVC, Inc., 7.375%, 10/15/20	1,617,255	0.2

1,500,000	#	QVC, Inc., 7.500%, 10/01/19	1,616,931	0.2
500,000		Regal Entertainment Group, 5.750%, 02/01/25	473,750	0.1
1,162,000		Regal Entertainment Group, 9.125%, 08/15/18	1,266,580	0.1
474,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	522,585	0.1
1,250,000	L	Roadhouse Financing, Inc., 10.750%, 10/15/17	934,375	0.1
750,000		Ryland Group, Inc., 5.375%, 10/01/22	716,250	0.1
750,000		Sally Holdings, LLC / Sally Capital, Inc., 5.750%, 06/01/22	783,750	0.1
650,000		Sally Holdings, LLC / Sally Capital, Inc., 6.875%, 11/15/19	721,500	0.1
1,500,000	#	Schaeffler Finance BV, 4.750%, 05/15/21	1,503,750	0.2
EUR 1,000,000		Schaeffler Finance BV, 7.750%, 02/15/17	1,596,949	0.2
1,000,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	1,140,000	0.1
3,000,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	3,390,000	0.4
EUR 500,000	L	Schaeffler Finance BV, 8.750%, 02/15/19	783,292	0.1
1,900,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	2,023,500	0.2
750,000		Scientific Games Corp., 8.125%, 09/15/18	808,125	0.1
1,000,000		Scientific Games International, Inc., 6.250%, 09/01/20	1,030,000	0.1
675,000	#	Seneca Gaming Corp., 8.250%, 12/01/18	729,000	0.1
1,250,000	#	Studio City Finance Ltd., 8.500%, 12/01/20	1,390,625	0.2
300,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 03/15/20	322,500	0.0
247,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	270,465	0.0
633,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.500%, 10/01/18	682,058	0.1
2,000,000		Tempur Sealy International, Inc., 6.875%, 12/15/20	2,190,000	0.2
750,000		Tenneco, Inc., 7.750%, 08/15/18	806,250	0.1
1,559,000		Tomkins, LLC / Tomkins, Inc., 9.000%, 10/01/18	1,714,900	0.2
2,000,000	#	TRW Automotive, Inc., 7.250%, 03/15/17	2,305,000	0.3
1,500,000		VWR Funding, Inc., 7.250%, 09/15/17	1,616,250	0.2

See Accompanying Notes to Financial Statements

37

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

350,000		Wolverine World Wide, Inc., 6.125%, 10/15/20	376,250	0.0
750,000		Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	761,250	0.1
2,000,000		Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	2,255,000	0.3
			101,040,907	11.2

		Consumer, Non-cyclical: 20.8%
2,000,000		ADT Corp./The, 3.500%, 07/15/22	1,741,460	0.2
1,000,000	#	ADT Corp./The, 6.250%, 10/15/21	1,051,250	0.1
600,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	627,000	0.1
1,500,000		Alere, Inc., 8.625%, 10/01/18	1,627,500	0.2
750,000	#	Alliance Data Systems Corp., 6.375%, 04/01/20	789,375	0.1
1,250,000	#	ARAMARK Corp., 5.750%, 03/15/20	1,312,500	0.2
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,071,250	0.1
5,000,000		Biomet, Inc., 6.500%, 10/01/20	5,175,000	0.6
4,000,000		Biomet, Inc., 6.500%, 08/01/20	4,220,000	0.5
1,328,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	1,460,800	0.2
1,000,000	#,&	Capsugel SA, 7.000%, 05/15/19	1,020,625	0.1
1,000,000		Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	1,020,000	0.1
1,500,000		Central Garden and Pet Co., 8.250%, 03/01/18	1,466,250	0.2
350,000	#	Ceridian Corp., 8.875%, 07/15/19	404,250	0.1
1,000,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	1,035,000	0.1
2,000,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	2,077,500	0.2
–		Community Health Systems, Inc. - TL B, 2.414%, 07/25/14	–	–
3,000,000		Constellation Brands, Inc., 4.250%, 05/01/23	2,805,000	0.3
1,000,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,167,500	0.1
2,000,000	#,&,L	ConvaTec Finance International SA, 8.250%, 01/15/19	2,052,500	0.2
3,000,000	#	ConvaTec Healthcare SA, 10.500%, 12/15/18	3,378,750	0.4
2,000,000		DaVita, Inc., 5.750%, 08/15/22	2,035,000	0.2
1,025,000		DaVita, Inc., 6.375%, 11/01/18	1,078,172	0.1
2,000,000		DaVita, Inc., 6.625%, 11/01/20	2,155,000	0.2

2,500,000		Del Monte Corp., 7.625%, 02/15/19	2,603,125	0.3
3,500,000		DJO Finance, LLC / DJO Finance Corp., 7.750%, 04/15/18	3,578,750	0.4
988,000		Envision Healthcare Corp., 8.125%, 06/01/19	1,075,685	0.1
2,000,000	#	Endo Finance Co., 5.750%, 01/15/22	2,015,000	0.2
1,000,000		Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/20	1,075,000	0.1
1,500,000		Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	1,612,500	0.2
1,000,000	#	First Quality Finance Co., Inc., 4.625%, 05/15/21	955,000	0.1
1,250,000	#	Forest Laboratories, Inc., 5.000%, 12/15/21	1,257,812	0.1
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,085,000	0.1
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,060,000	0.1
1,375,000	#	Fresenius US Finance II, Inc., 9.000%, 07/15/15	1,526,250	0.2
1,750,000		Grifols, Inc., 8.250%, 02/01/18	1,868,125	0.2
4,000,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	3,880,000	0.4
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,097,500	0.2
1,500,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,642,500	0.2
2,500,000		HCA, Inc., 4.750%, 05/01/23	2,356,250	0.3
2,000,000		HCA, Inc., 5.875%, 05/01/23	1,980,000	0.2
3,750,000		HCA, Inc., 6.500%, 02/15/20	4,129,687	0.5
1,500,000		HCA, Inc., 7.250%, 09/15/20	1,638,750	0.2
3,500,000		HCA, Inc., 7.500%, 02/15/22	3,850,000	0.4
2,000,000		HCA, Inc., 8.000%, 10/01/18	2,367,500	0.3
3,500,000		HCA, Inc., 8.500%, 04/15/19	3,718,750	0.4
500,000	L	HDTFS, Inc., 6.250%, 10/15/22	518,750	0.1
1,500,000		Health Management Associates, Inc., 7.375%, 01/15/20	1,685,625	0.2
2,500,000		Hertz Corp., 6.750%, 04/15/19	2,706,250	0.3
2,500,000		Hertz Corp., 7.375%, 01/15/21	2,756,250	0.3
1,250,000	#	HJ Heinz Finance Co., 7.125%, 08/01/39	1,290,625	0.1
1,000,000		Hologic, Inc., 6.250%, 08/01/20	1,060,000	0.1
350,000		Hospira, Inc., 5.200%, 08/12/20	363,220	0.0
1,750,000		Interactive Data Corp., 10.250%, 08/01/18	1,926,575	0.2

See Accompanying Notes to Financial Statements

38

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

750,000		Iron Mountain, Inc., 5.750%, 08/15/24	699,375	0.1
1,000,000	#	Jaguar Holding Co., 9.500%, 12/01/19	1,130,000	0.1
1,000,000		Jarden Corp., 7.500%, 01/15/20	1,085,000	0.1
2,000,000		Kinetic Concepts, Inc. / KCI USA, Inc., 10.500%, 11/01/18	2,310,000	0.3
750,000		Lender Processing Services, Inc., 5.750%, 04/15/23	780,000	0.1
1,250,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	1,362,500	0.2
1,000,000	#	Mallinckrodt International Finance SA, 4.750%, 04/15/23	923,240	0.1
2,500,000		Michael Foods, Inc., 9.750%, 07/15/18	2,731,250	0.3
1,000,000	#	Multiplan, Inc., 9.875%, 09/01/18	1,105,000	0.1
3,000,000	#	Mylan, Inc., 7.875%, 07/15/20	3,394,848	0.4
2,000,000		NBTY, Inc., 9.000%, 10/01/18	2,202,500	0.2
500,000		PHH Corp., 9.250%, 03/01/16	571,250	0.1
1,000,000		Pilgrim’s Pride Corp., 7.875%, 12/15/18	1,095,000	0.1
2,000,000	#	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 05/01/21	1,900,000	0.2
1,500,000	#	Post Holdings, Inc., 6.750%, 12/01/21	1,556,250	0.2
1,000,000		Post Holdings, Inc., 7.375%, 02/15/22	1,075,000	0.1
1,000,000	#	Prestige Brands, Inc., 5.375%, 12/15/21	1,015,000	0.1
750,000		Prestige Brands, Inc., 8.125%, 02/01/20	843,750	0.1
1,500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	1,605,000	0.2
3,500,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	3,587,500	0.4
500,000		Reynolds Group Issuer, Inc., 6.875%, 02/15/21	541,250	0.1
1,000,000		Reynolds Group Issuer, Inc., 7.875%, 08/15/19	1,110,000	0.1
1,000,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	1,072,500	0.1
2,500,000		Reynolds Group Issuer, Inc., 8.500%, 05/15/18	2,650,000	0.3
2,000,000		Reynolds Group Issuer, Inc., 9.000%, 04/15/19	2,155,000	0.2
3,750,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	4,190,625	0.5
1,000,000	#	Salix Pharmaceuticals Ltd, 6.000%, 01/15/21	1,027,500	0.1
250,000		Scotts Miracle-Gro Co., 7.250%, 01/15/18	261,250	0.0
2,000,000		ServiceMaster Co/TN, 7.000%, 08/15/20	1,992,500	0.2
2,500,000	L	Smithfield Foods, Inc., 7.750%, 07/01/17	2,943,750	0.3

1,500,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	1,605,000	0.2
1,000,000	#	Spectrum Brands Escrow Corp., 6.625%, 11/15/22	1,066,250	0.1
2,000,000	#	STHI Holding Corp., 8.000%, 03/15/18	2,150,000	0.2
1,500,000	#,L	Sun Products Corp./The, 7.750%, 03/15/21	1,327,500	0.2
3,000,000		Tenet Healthcare Corp., 4.500%, 04/01/21	2,853,750	0.3
750,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	784,219	0.1
750,000		Tenet Healthcare Corp., 8.125%, 04/01/22	810,000	0.1
1,000,000		Tenet Healthcare Corp., 8.000%, 08/01/20	1,088,750	0.1
2,000,000	&	TransUnion Holding Co., Inc., 8.125%, 06/15/18	2,120,000	0.2
2,000,000		TransUnion, LLC / TransUnion Financing Corp., 11.375%, 06/15/18	2,190,000	0.2
1,000,000		TreeHouse Foods, Inc., 7.750%, 03/01/18	1,050,000	0.1
1,000,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	1,136,250	0.1
500,000		United Rentals North America, Inc., 5.750%, 07/15/18	536,875	0.1
300,000		United Rentals North America, Inc., 6.125%, 06/15/23	306,000	0.0
1,250,000		United Rentals North America, Inc., 7.375%, 05/15/20	1,392,188	0.2
2,500,000		United Rentals North America, Inc., 7.625%, 04/15/22	2,790,625	0.3
2,000,000	L	United Rentals North America, Inc., 8.375%, 09/15/20	2,240,000	0.3
1,250,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21	1,259,375	0.1
1,000,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	1,070,000	0.1
2,150,000	#	Valeant Pharmaceuticals International, 6.875%, 12/01/18	2,311,250	0.3
3,000,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	3,247,500	0.4
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	540,625	0.1
1,000,000	#	VPI Escrow Corp., 6.375%, 10/15/20	1,058,750	0.1

See Accompanying Notes to Financial Statements

39

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

3,000,000		Warner Chilcott Co., LLC / Warner Chilcott Finance, LLC, 7.750%, 09/15/18	3,262,500	0.4
			187,566,406	20.8

		Diversified: 0.1%
1,000,000	&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,033,125	0.1

		Energy: 9.4%
1,000,000		Access Midstream Partners L.P., 4.875%, 05/15/23	970,000	0.1
500,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	505,312	0.1
2,000,000		Antero Resources Finance Corp., 6.000%, 12/01/20	2,110,000	0.2
1,000,000		Arch Coal, Inc., 7.250%, 06/15/21	770,000	0.1
1,000,000	L	Arch Coal, Inc., 7.000%, 06/15/19	800,000	0.1
250,000	#,L	Arch Coal, Inc., 8.000%, 01/15/19	250,000	0.0
1,000,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 5.875%, 08/01/23	957,500	0.1
500,000		Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 6.625%, 10/01/20	525,000	0.1
250,000		Atwood Oceanics, Inc., 6.500%, 02/01/20	268,125	0.0
1,125,000		Berry Petroleum Co., 6.750%, 11/01/20	1,172,812	0.1
2,500,000		Chesapeake Energy Corp., 5.750%, 03/15/23	2,587,500	0.3
1,000,000		Chesapeake Energy Corp., 7.250%, 12/15/18	1,160,000	0.1
2,125,000		Chesapeake Energy Corp., 9.500%, 02/15/15	2,313,594	0.3
2,100,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	2,283,750	0.2
1,750,000		Consol Energy, Inc., 8.250%, 04/01/20	1,903,125	0.2
2,000,000		Consol Energy, Inc., 8.000%, 04/01/17	2,115,000	0.2
500,000		Continental Resources, Inc./OK, 4.500%, 04/15/23	507,500	0.1
1,500,000		Continental Resources, Inc., 7.125%, 04/01/21	1,708,125	0.2
275,000		Continental Resources, Inc., 7.375%, 10/01/20	310,750	0.0
50,000		Continental Resources, Inc., 8.250%, 10/01/19	54,875	0.0
500,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	520,000	0.1

750,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	776,250	0.1
2,500,000		Denbury Resources, Inc., 4.625%, 07/15/23	2,268,750	0.2
500,000		Denbury Resources, Inc., 8.250%, 02/15/20	553,125	0.1
150,000		El Paso Corp., 8.050%, 10/15/30	152,538	0.0
500,000		EP Energy, LLC, 6.875%, 05/01/19	540,625	0.1
5,000,000		EP Energy, LLC, 9.375%, 05/01/20	5,793,750	0.6
919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	962,652	0.1
525,000		Forest Oil Corp., 7.250%, 06/15/19	513,844	0.1
500,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	538,750	0.1
3,000,000		Kinder Morgan Finance Co., LLC, 5.700%, 01/05/16	3,237,231	0.4
1,500,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 4.500%, 07/15/23	1,413,750	0.2
750,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 5.500%, 02/15/23	759,375	0.1
600,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.750%, 11/01/20	654,000	0.1
1,000,000	#	Murphy Oil USA, Inc., 6.000%, 08/15/23	1,010,000	0.1
1,050,000		Newfield Exploration Co., 6.875%, 02/01/20	1,130,063	0.1
2,250,000		Newfield Exploration Co., 7.125%, 05/15/18	2,342,250	0.3
1,000,000		NFR Energy, LLC, 9.750%, 02/15/17	1,045,000	0.1
1,500,000	#,L	NGPL PipeCo, LLC, 7.119%, 12/15/17	1,365,000	0.1
500,000	#,L	NGPL PipeCo, LLC, 9.625%, 06/01/19	491,250	0.0
1,000,000		Oasis Petroleum, Inc., 6.500%, 11/01/21	1,075,000	0.1
1,000,000	#	Oasis Petroleum, Inc., 6.875%, 03/15/22	1,065,000	0.1
1,250,000		Peabody Energy Corp., 6.000%, 11/15/18	1,337,500	0.1
1,500,000		Peabody Energy Corp., 6.250%, 11/15/21	1,522,500	0.2
50,000		Peabody Energy Corp., 6.500%, 09/15/20	52,875	0.0
1,250,000	#	PetroBakken Energy Ltd., 8.625%, 02/01/20	1,268,750	0.1
1,000,000		Plains Exploration & Production Co., 6.625%, 05/01/21	1,096,652	0.1

See Accompanying Notes to Financial Statements

40

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

1,500,000		Plains Exploration & Production Co., 6.750%, 02/01/22	1,652,493	0.2
500,000		Plains Exploration & Production Co., 7.625%, 04/01/20	551,841	0.1
1,000,000		Range Resources Corp., 5.000%, 03/15/23	982,500	0.1
1,000,000		Range Resources Corp., 5.750%, 06/01/21	1,065,000	0.1
1,000,000		Range Resources Corp., 6.750%, 08/01/20	1,087,500	0.1
500,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	490,000	0.0
1,475,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/01/18	1,589,313	0.2
750,000	#	Rockies Express Pipeline LLC, 6.000%, 01/15/19	697,500	0.1
1,500,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,338,750	0.1
750,000	#	Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	736,875	0.1
1,000,000	#	Sabine Pass Liquefaction LLC, 5.625%, 04/15/23	940,000	0.1
2,500,000	#	Samson Investment Co., 10.500%, 02/15/20	2,737,500	0.3
1,500,000		SandRidge Energy, Inc., 7.500%, 03/15/21	1,578,750	0.2
1,000,000		SandRidge Energy, Inc., 8.125%, 10/15/22	1,065,000	0.1
5,260,000	±,X	SemGroup Corp. Escrow, 8.750%, 11/15/15	–	–
4,000,000		Sonat, Inc., 7.000%, 02/01/18	4,357,952	0.5
536,000		Targa Resources Partners L.P., 6.375%, 08/01/22	569,500	0.1
1,500,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	1,460,625	0.2
1,250,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 7.875%, 10/15/18	1,350,000	0.1
500,000		Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.875%, 10/01/20	513,750	0.1
600,000		Whiting Petroleum Corp., 6.500%, 10/01/18	640,500	0.1

2,250,000		Whiting Petroleum Corp., 5.750%, 03/15/21	2,334,375	0.3
			84,499,172	9.4

		Financial: 9.4%
3,000,000		American International Group, Inc., 8.175%, 05/15/68	3,645,000	0.4
2,000,000	Z	Ally Financial, Inc., 11/01/31	2,390,000	0.3
2,000,000	Z	Ally Financial, Inc., 06/15/15	1,925,000	0.2
2,500,000		Ally Financial, Inc., 3.125%, 01/15/16	2,561,400	0.3
1,000,000		Ally Financial, Inc., 3.500%, 07/18/16	1,034,277	0.1
2,500,000		Ally Financial, Inc., 5.500%, 02/15/17	2,718,750	0.3
2,500,000		Ally Financial, Inc., 7.500%, 09/15/20	2,921,875	0.3
3,000,000		Ally Financial, Inc., 8.300%, 02/12/15	3,232,500	0.4
GBP 1,000,000		Barclays Bank PLC, 14.000%, 11/29/49	2,211,002	0.2
1,000,000		CBRE Services, Inc., 5.000%, 03/15/23	966,250	0.1
2,500,000		CIT Group, Inc., 4.250%, 08/15/17	2,612,500	0.3
3,000,000		CIT Group, Inc., 5.250%, 03/15/18	3,228,750	0.4
1,000,000		CIT Group, Inc., 5.000%, 05/15/17	1,072,500	0.1
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,077,500	0.1
4,000,000		CIT Group, Inc., 5.000%, 08/15/22	3,916,652	0.4
750,000		CNH Capital LLC, 3.875%, 11/01/15	778,125	0.1
1,500,000		Corrections Corp. of America, 4.625%, 05/01/23	1,421,250	0.2
1,150,000	L	Credit Agricole S.A., 9.750%, 06/29/49	1,221,875	0.1
500,000	#	Credit Suisse AG, 6.500%, 08/08/23	533,125	0.1
3,000,000		E*TRADE Financial Corp., 6.375%, 11/15/19	3,236,250	0.4
500,000		E*TRADE Financial Corp., 6.750%, 06/01/16	545,000	0.1
1,600,000		Ford Motor Credit Co., LLC, 12.000%, 05/15/15	1,837,450	0.2
350,000	#	General Motors Financial Co., Inc., 2.750%, 05/15/16	355,250	0.0
1,000,000	#	General Motors Financial Co., Inc., 3.250%, 05/15/18	1,002,500	0.1
1,500,000	#	General Motors Financial Co., Inc., 4.250%, 05/15/23	1,430,625	0.2
500,000		Geo Group, Inc./The, 5.125%, 04/01/23	465,000	0.0
EUR 1,500,000		GMAC International Finance BV, 7.500%, 04/21/15	2,210,586	0.2

See Accompanying Notes to Financial Statements

41

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

GBP 1,000,000		HBOS Capital Funding L.P., 6.461%, 11/29/49	1,701,497	0.2
1,000,000	#	Hockey Merger Sub 2, Inc., 7.875%, 10/01/21	1,032,500	0.1
750,000		International Lease Finance Corp., 6.250%, 05/15/19	815,625	0.1
1,250,000	#	International Lease Finance Corp., 6.750%, 09/01/16	1,400,000	0.2
2,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	2,615,625	0.3
1,000,000		International Lease Finance Corp., 8.250%, 12/15/20	1,172,500	0.1
1,500,000		International Lease Finance Corp., 8.625%, 09/15/15	1,670,625	0.2
3,000,000		International Lease Finance Corp., 8.750%, 03/15/17	3,547,500	0.4
1,500,000	#	Jefferies Finance LLC, 7.375%, 04/01/20	1,567,500	0.2
EUR 1,250,000		LBG Capital No.1 PLC, 6.439%, 05/23/20	1,823,153	0.2
GBP 1,000,000		LBG Capital No.1 PLC, 7.869%, 08/25/20	1,769,391	0.2
3,350,000	#	LBG Capital No.1 PLC, 7.875%, 11/01/20	3,638,810	0.4
500,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	535,623	0.1
499,200	#,±,X	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	61,828	0.0
250,000	#,&	MPH Intermediate Holding Co. 2, 8.375%, 08/01/18	260,937	0.0
EUR 500,000		RBS Capital Trust A, 2.393%, 12/29/49	626,634	0.1
1,000,000	#	Serta Simmons Holdings, LLC, 8.125%, 10/01/20	1,092,500	0.1
625,000		SLM Corp., 4.875%, 06/17/19	623,180	0.1
750,000		SLM Corp., 8.000%, 03/25/20	852,188	0.1
2,500,000		SLM Corp., 8.450%, 06/15/18	2,921,875	0.3
500,000		Smurfit Capital Funding PLC, 7.500%, 11/20/25	549,375	0.1
250,000	#,&	Sophia Holding Finance L.P. / Sophia Holding Finance, Inc., 9.625%, 12/01/18	258,750	0.0
1,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	1,098,000	0.1
GBP 200,000		Towergate Finance PLC, 8.500%, 02/15/18	351,891	0.0
GBP 500,000		Towergate Finance PLC, 10.500%, 02/15/19	876,830	0.1
970,000	L	UBS Preferred Funding Trust V, 6.243%, 05/29/49	1,037,900	0.1
			84,453,229	9.4

		Industrial: 10.3%
1,750,000	#,L	Accudyne Industries Borrower / Accudyne Industries LLC, 7.750%, 12/15/20	1,863,750	0.2
2,500,000	#	Aguila 3 SA, 7.875%, 01/31/18	2,662,500	0.3
2,692,000		Air Medical Group Holdings, Inc., 9.250%, 11/01/18	2,920,820	0.3
500,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	528,125	0.1
986,864	#,&	ARD Finance SA, 11.125%, 06/01/18	1,060,879	0.1
1,000,000	#,L	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	1,078,750	0.1
1,000,000	#	Ardagh Packaging Finance PLC, 4.875%, 11/15/22	995,000	0.1
2,500,000	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	2,537,500	0.3
250,000	#	Ardagh Packaging Finance PLC, 7.375%, 10/15/17	270,000	0.0
EUR 1,500,000	L	Ardagh Packaging Finance PLC, 9.250%, 10/15/20	2,251,857	0.3
1,500,000		Associated Materials, LLC, 9.125%, 11/01/17	1,608,750	0.2
2,000,000	#	Aviation Capital Group, 7.125%, 10/15/20	2,241,168	0.2
1,000,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	1,015,000	0.1
1,000,000		BE Aerospace, Inc., 5.250%, 04/01/22	1,020,000	0.1
1,500,000		BE Aerospace, Inc., 6.875%, 10/01/20	1,653,750	0.2
750,000	#	Belden, Inc., 5.500%, 09/01/22	738,750	0.1
2,000,000		Berry Plastics Corp., 9.750%, 01/15/21	2,325,000	0.3
1,000,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 5.625%, 12/15/16	1,022,500	0.1
500,000	#	Bombardier, Inc., 4.250%, 01/15/16	525,000	0.1
1,400,000	#	Bombardier, Inc., 7.500%, 03/15/18	1,599,500	0.2
350,000		Bristow Group, Inc., 6.250%, 10/15/22	370,807	0.0
2,000,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	2,170,000	0.2
1,000,000	#	Building Materials Corp. of America, 7.000%, 02/15/20	1,080,000	0.1
375,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	406,875	0.0
1,600,000	#	C8 Capital SPV Ltd., 6.640%, 12/31/49	1,368,000	0.2
750,000	#	Calcipar SA, 6.875%, 05/01/18	798,750	0.1

See Accompanying Notes to Financial Statements

42

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

1,500,000		Case New Holland, Inc., 7.875%, 12/01/17	1,777,500	0.2
1,250,000	#	Cemex SAB de CV, 9.000%, 01/11/18	1,378,125	0.2
2,500,000		CHC Helicopter SA, 9.250%, 10/15/20	2,706,250	0.3
1,250,000		Clean Harbors, Inc., 5.250%, 08/01/20	1,293,750	0.1
1,500,000	#,L	CMA CGM SA, 8.500%, 04/15/17	1,477,500	0.2
700,000		Covanta Holding Corp., 7.250%, 12/01/20	767,405	0.1
2,000,000	#	Darling Escrow Corp., 5.375%, 01/15/22	2,017,500	0.2
750,000		Era Group, Inc., 7.750%, 12/15/22	776,250	0.1
2,000,000		Esterline Technologies Corp., 7.000%, 08/01/20	2,170,000	0.2
750,000		Florida East Coast Railway Corp., 8.125%, 02/01/17	786,562	0.1
3,000,000	#,L	Gardner Denver, Inc., 6.875%, 08/15/21	3,007,500	0.3
1,000,000	#	General Cable Corp., 6.500%, 10/01/22	985,000	0.1
2,500,000		Graphic Packaging International, Inc., 7.875%, 10/01/18	2,721,875	0.3
1,500,000		Griffon Corp., 7.125%, 04/01/18	1,597,500	0.2
1,000,000		Headwaters, Inc., 7.625%, 04/01/19	1,082,500	0.1
1,000,000		Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	1,085,000	0.1
1,000,000		Manitowoc Co., Inc., 5.875%, 10/15/22	1,015,000	0.1
2,050,000		Manitowoc Co., Inc., 8.500%, 11/01/20	2,337,000	0.3
2,500,000	#	Masonite International Corp., 8.250%, 04/15/21	2,762,500	0.3
577,000		Mueller Water Products, Inc., 8.750%, 09/01/20	649,125	0.1
2,706,000		Ply Gem Industries, Inc., 8.250%, 02/15/18	2,895,420	0.3
1,250,000		Polymer Group, Inc., 7.750%, 02/01/19	1,339,063	0.1
1,000,000		Polypore International, Inc., 7.500%, 11/15/17	1,059,375	0.1
500,000	#	Roofing Supply Group, LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	565,000	0.1
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	540,000	0.1
1,750,000	#	Sealed Air Corp., 8.125%, 09/15/19	1,973,125	0.2
2,000,000	#	Sealed Air Corp., 8.375%, 09/15/21	2,280,000	0.3
1,000,000		SPX Corp., 6.875%, 09/01/17	1,135,000	0.1
1,000,000		Terex Corp., 6.000%, 05/15/21	1,038,750	0.1
1,000,000	#	Tervita Corp., 8.000%, 11/15/18	1,037,500	0.1

1,000,000		TransDigm, Inc., 5.500%, 10/15/20	982,500	0.1
5,500,000		TransDigm, Inc., 7.750%, 12/15/18	5,926,250	0.7
1,000,000	#	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 8.750%, 02/01/19	1,037,500	0.1
1,000,000		Triumph Group, Inc., 4.875%, 04/01/21	975,000	0.1
1,250,000	#	USG Corp., 8.375%, 10/15/18	1,365,625	0.2
			92,656,981	10.3

		Technology: 2.6%
550,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	570,625	0.1
1,500,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	1,567,500	0.2
4,000,000	#	First Data Corp., 6.750%, 11/01/20	4,180,000	0.5
2,750,000	#	First Data Corp., 8.250%, 01/15/21	2,939,062	0.3
750,000	#,&	Healthcare Technology Intermediate, Inc., 7.375%, 09/01/18	783,750	0.1
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,597,500	0.2
775,000		Mantech International Corp., 7.250%, 04/15/18	817,625	0.1
1,500,000		NCR Corp., 4.625%, 02/15/21	1,443,750	0.2
500,000		NCR Corp., 5.000%, 07/15/22	478,125	0.0
750,000	#	NCR Escrow Corp., 6.375%, 12/15/23	769,688	0.1
1,000,000	#	Sensata Technologies BV, 4.875%, 10/15/23	945,000	0.1
1,500,000	#	Sensata Technologies BV, 6.500%, 05/15/19	1,616,250	0.2
1,500,000	#	Sophia L.P. / Sophia Finance, Inc., 9.750%, 01/15/19	1,668,750	0.2
1,000,000		SunGard Data Systems, Inc., 6.625%, 11/01/19	1,055,000	0.1
500,000		SunGard Data Systems, Inc., 7.375%, 11/15/18	530,625	0.0
2,000,000		SunGard Data Systems, Inc., 7.625%, 11/15/20	2,190,000	0.2
			23,153,250	2.6

		Utilities: 3.4%
1,250,000		AES Corp., 7.375%, 07/01/21	1,415,625	0.1
2,000,000		AES Corp., 8.000%, 10/15/17	2,360,000	0.3
500,000		AES Corp., 8.000%, 06/01/20	587,500	0.1
537,211		AES Red Oak, LLC, 8.540%, 11/30/19	574,816	0.1
2,800,000	#	Calpine Corp., 7.500%, 02/15/21	3,069,500	0.3
784,000	#	Calpine Corp., 7.875%, 01/15/23	860,440	0.1

See Accompanying Notes to Financial Statements

43

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

1,586,000	#	Calpine Corp., 7.875%, 07/31/20	1,744,600	0.2
2,000,000	#	Energy Future Intermediate Holding Co., LLC, 6.875%, 08/15/17	2,080,000	0.2
1,000,000		Energy Future Intermediate Holding Co., LLC, 10.000%, 12/01/20	1,067,500	0.1
2,500,000	#	Energy Future Intermediate Holding Co., LLC, 10.000%, 12/01/20	2,662,500	0.3
500,000	#	Ipalco Enterprises, Inc., 7.250%, 04/01/16	551,250	0.1
2,250,000		NRG Energy, Inc., 6.625%, 03/15/23	2,278,125	0.2
2,000,000		NRG Energy, Inc., 7.625%, 01/15/18	2,290,000	0.2
500,000		NRG Energy, Inc., 7.875%, 05/15/21	556,250	0.1
4,000,000		NRG Energy, Inc., 8.250%, 09/01/20	4,450,000	0.5
2,084,000	#	NSG Holdings, LLC, 7.750%, 12/15/25	2,229,880	0.2
2,160,922	#	Tenaska Alabama Partners LP, 7.000%, 06/30/21	2,322,991	0.3
			31,100,977	3.4

	Total Corporate Bonds/Notes (Cost $782,629,943)		832,111,527	92.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.2%
22,502		American Home Mortgage Investment Trust, 1.849%, 09/25/45	20,868	0.0
43,242		Bear Stearns Adjustable Rate Mortgage Trust, 2.861%, 05/25/47	36,360	0.0
455,623		Countrywide Home Loan Mortgage Pass Through Trust, 0.505%, 03/25/36	246,613	0.0
16,986		Countrywide Alternative Loan Trust, 0.425%, 07/25/35	14,710	0.0
325,171		Countrywide Alternative Loan Trust, 5.350%, 11/25/35	248,999	0.1
155,852		Countrywide Alternative Loan Trust, 6.000%, 11/25/36	124,026	0.0
51,428		Countrywide Alternative Loan Trust, 6.500%, 11/25/37	42,572	0.0
435,680		Greenpoint Mortgage Funding Trust, 0.485%, 09/25/46	179,210	0.0
34,611		GSR Mortgage Loan Trust, 2.627%, 01/25/36	32,518	0.0
274,567		Harborview Mortgage Loan Trust, 2.665%, 08/19/36	206,892	0.0
164,092		JPMorgan Mortgage Trust, 3.339%, 04/25/35	167,567	0.0

26,812	MASTR Adjustable Rate Mortgages Trust, 0.375%, 04/25/46	19,991	0.0
32,567	Merrill Lynch Mortgage-Backed Securities, 4.627%, 04/25/37	26,795	0.0
322,882	Structured Adjustable Rate Mortgage Loan Trust, 5.538%, 02/25/36	264,141	0.1
44,231	Washington Mutual Mortgage Pass-through Certificates, 2.517%, 02/25/37	38,992	0.0
43,192	Washington Mutual Mortgage Pass-through Certificates, 4.465%, 05/25/37	35,532	0.0

	Total Collateralized Mortgage Obligations (Cost $1,779,883)	1,705,786	0.2

U.S. TREASURY OBLIGATIONS: 5.4%
		U.S. Treasury Bills: 5.4%
700,000	0.125%, due 12/31/14	699,836	0.1
200,000	0.250%, due 08/31/14	200,184	0.0
12,300,000	0.250%, due 09/15/14	12,311,291	1.4
9,800,000	0.250%, due 09/30/14	9,808,614	1.1
400,000	0.250%, due 10/31/14	400,375	0.0
10,400,000	0.250%, due 11/30/14	10,409,953	1.1
6,200,000	0.375%, due 11/15/14	6,212,233	0.7
8,900,000	0.500%, due 10/15/14	8,925,730	1.0

	Total U.S. Treasury Obligations (Cost $48,965,137)	48,968,216	5.4

ASSET-BACKED SECURITIES: 0.1%
		Home Equity Asset-Backed Securities: 0.0%
241,940	MASTR Asset-Backed Securities Trust, 0.375%, 11/25/36	105,950	0.0

		Other Asset-Backed Securities: 0.1%
1,133,958	Structured Asset Securities Corp., 0.465%, 06/25/35	980,427	0.1

	Total Asset-Backed Securities (Cost $929,966)	1,086,377	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
529	@ The Berry Company, LLC	22,324	0.0

	Total Common Stock (Cost $308,675)	22,324	0.0

	Total Long-Term Investments (Cost $834,613,604)	883,894,230	98.0

See Accompanying Notes to Financial Statements

44

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc(1): 3.9%
4,578,430	BNP Paribas Bank, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,578,433, collateralized by various U.S. Government Securities, 0.875%-2.625%, Market Value plus accrued interest $4,670,280, due 12/31/16-01/15/26)	4,578,430	0.5
8,264,978	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $8,264,987, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $8,430,278, due 12/15/15-08/15/53)	8,264,978	0.9
8,264,978	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $8,264,992, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $8,430,280, due 01/24/14-02/01/47)	8,264,978	0.9
1,422,507	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $1,422,507, collateralized by various U.S. Government Agency Obligations, 2.500%-7.500%, Market Value plus accrued interest $1,450,991, due 12/01/14-11/01/52)	1,422,507	0.2

4,003,465	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,003,467, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $4,083,534, due 06/01/17-09/01/44)	4,003,465	0.5
8,264,978	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $8,264,987, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $8,430,294, due 03/28/14-04/15/30)	8,264,978	0.9
		34,799,336	3.9

	Total Short-Term Investments (Cost $34,799,336)	34,799,336	3.9

	Total Investments in Securities (Cost $869,412,940)	$918,693,566	101.9
	Liabilities in Excess of Other Assets	(16,870,031)	(1.9)

	Net Assets	$901,823,535	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EU Euro
GBP	British Pound

See Accompanying Notes to Financial Statements

45

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

Cost for federal income tax purposes is $870,254,204.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,404,475
Gross Unrealized Depreciation	(6,965,113)

Net Unrealized Appreciation	$48,439,362

See Accompanying Notes to Financial Statements

46

ING Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Brazil: 1.3%
439,143		Petroleo Brasileiro SA ADR	6,451,011	1.0
111,130		Vale SA ADR	1,556,931	0.3
			8,007,942	1.3

		Canada: 1.4%
772,900		Talisman Energy, Inc.	8,985,940	1.4

		China: 1.1%
165,500		China Mobile Ltd.	1,723,902	0.3
1,004,500		China Shenhua Energy Co., Ltd.	3,179,004	0.5
25,000		China Telecom Corp., Ltd. ADR	1,264,250	0.2
559,729	L	Dongfang Electrical Machinery Co., Ltd.	984,503	0.1
			7,151,659	1.1

		Denmark: 0.5%
55,700	L	FLSmidth & Co. A/S	3,046,038	0.5

		France: 11.2%
172,620		Alstom	6,294,879	1.0
296,832		AXA S.A.	8,266,097	1.3
151,860		BNP Paribas	11,846,233	1.9
69,955		Cie Generale des Etablissements Michelin	7,443,292	1.2
631,880	@	Credit Agricole S.A.	8,100,058	1.3
217,730	@	Orange S.A.	2,703,157	0.4
91,550		Sanofi	9,777,112	1.6
165,330		Total S.A.	10,147,905	1.6
225,049		Vivendi	5,936,232	0.9
			70,514,965	11.2

		Germany: 6.7%
251,500	@	Commerzbank AG	4,060,079	0.6
477,140	@	Deutsche Lufthansa AG	10,113,766	1.6
33,410		Merck KGaA	5,994,711	1.0
44,440		Metro AG	2,154,453	0.3
33,920		Muenchener Rueckversicherungs AG	7,481,763	1.2
6,952	@	Osram Licht AG	392,120	0.1
31,590		SAP AG	2,739,547	0.4
69,520		Siemens AG	9,532,524	1.5
			42,468,963	6.7

		Hong Kong: 0.1%
461,600		Noble Group Ltd.	393,116	0.1

		India: 0.4%
76,440		ICICI Bank Ltd. ADR	2,841,275	0.4

		Israel: 0.5%
79,589		Teva Pharmaceutical Industries Ltd. ADR	3,189,927	0.5

		Italy: 3.5%
259,567		ENI S.p.A.	6,272,113	1.0
2,620,363		Intesa Sanpaolo S.p.A.	6,445,336	1.0

1,269,072		UniCredit SpA	9,361,535	1.5
			22,078,984	3.5

		Japan: 3.5%
381,500		Konica Minolta Holdings, Inc.	3,812,442	0.6
672,000		Mazda Motor Corp.	3,482,348	0.5
28,900		Nintendo Co., Ltd.	3,868,371	0.6
694,500		Nissan Motor Co., Ltd.	5,819,915	0.9
89,400		Toyota Motor Corp.	5,451,173	0.9
			22,434,249	3.5

		Netherlands: 5.0%
101,590		Akzo Nobel NV	7,877,926	1.2
81,961		Fugro NV	4,889,122	0.8
126,890	@	Koninklijke Philips NV	4,672,259	0.7
81,189	@	Randstad Holdings NV	5,268,629	0.8
159,697		Royal Dutch Shell PLC - Class B	6,023,830	1.0
313,061		TNT Express NV	2,911,932	0.5
			31,643,698	5.0

		Portugal: 1.2%
445,540		Galp Energia SGPS SA	7,302,105	1.2

		Russia: 0.5%
24,843		Lukoil OAO ADR	1,554,109	0.2
96,600		MMC Norilsk Nickel ADR	1,608,781	0.3
			3,162,890	0.5

		Singapore: 2.5%
313,980		DBS Group Holdings Ltd.	4,266,915	0.7
570,980	@	Flextronics International Ltd.	4,436,515	0.7
2,532,000		Singapore Telecommunications Ltd.	7,363,350	1.1
			16,066,780	2.5

		South Korea: 4.0%
171,330	@	KB Financial Group, Inc.	6,925,141	1.1
19,689		POSCO	6,126,478	1.0
9,292		Samsung Electronics Co., Ltd.	12,107,915	1.9
			25,159,534	4.0

		Spain: 1.0%
386,319		Telefonica S.A.	6,316,636	1.0

		Sweden: 1.5%
414,521		Telefonaktiebolaget LM Ericsson	5,061,093	0.8
126,133		Getinge AB	4,323,584	0.7
			9,384,677	1.5

		Switzerland: 5.2%
292,740	@	Credit Suisse Group	9,034,946	1.4
50,040		Roche Holding AG - Genusschein	14,017,519	2.2
80,590		Swiss Re Ltd.	7,429,468	1.2
117,020		UBS AG - Reg	2,240,623	0.4
			32,722,556	5.2

See Accompanying Notes to Financial Statements

47

ING Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

		Taiwan: 0.1%
52,030		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	907,403	0.1

		Turkey: 0.5%
221,600	@	Turkcell Iletisim Hizmet AS ADR	2,958,360	0.5

		United Kingdom: 13.6%
1,104,186		Aviva PLC	8,260,958	1.3
530,620		BAE Systems PLC	3,828,334	0.6
787,340	@	BP PLC	6,380,725	1.0
147,170		Carillion PLC	806,880	0.1
374,121		CRH PLC	9,500,016	1.5
338,530		GlaxoSmithKline PLC	9,044,716	1.5
557,910		HSBC Holdings PLC	6,081,954	1.0
1,598,460	@	International Consolidated Airlines Group SA	10,650,308	1.7
1,484,747		Kingfisher PLC	9,478,733	1.5
134,080	@	Noble Corp. PLC	5,023,977	0.8
177,700		Serco Group PLC	1,468,965	0.2
1,051,247		Tesco PLC	5,837,958	0.9
2,447,377		Vodafone Group PLC	9,635,844	1.5
			85,999,368	13.6

		United States: 32.6%
61,480		American International Group, Inc.	3,138,554	0.5
80,890		Amgen, Inc.	9,234,402	1.5
180,240		Baker Hughes, Inc.	9,960,062	1.6
634,060	@	Brocade Communications Systems, Inc.	5,624,112	0.9
44,500		Chevron Corp.	5,558,495	0.9
385,400		Cisco Systems, Inc.	8,652,230	1.4
201,720		Citigroup, Inc.	10,511,629	1.7
134,800		Comcast Corp. – Class A	7,004,882	1.1
95,865		CVS Caremark Corp.	6,861,058	1.1
46,200		FedEx Corp.	6,642,174	1.0
76,100	@	Forest Laboratories, Inc.	4,568,283	0.7
118,157		Halliburton Co.	5,996,468	0.9
294,440		Hewlett-Packard Co.	8,238,431	1.3
120,000		JPMorgan Chase & Co.	7,017,600	1.1
144,030		Medtronic, Inc.	8,265,882	1.3
178,530		Merck & Co., Inc.	8,935,426	1.4
341,580		Microsoft Corp.	12,785,339	2.0
284,070		Morgan Stanley	8,908,435	1.4
195,600	@,L	Navistar International Corp.	7,469,964	1.2
94,190	@	News Corp - Class A	1,697,304	0.3
98,660		Oracle Corp.	3,774,732	0.6
369,580		Pfizer, Inc.	11,320,235	1.8
278,070	@	Sprint Corp.	2,989,253	0.5
139,870		SunTrust Bank	5,148,615	0.8
62,540		Target Corp.	3,956,906	0.6
39,690	@	TE Connectivity Ltd.	2,187,316	0.3
38,672		Time Warner Cable, Inc.	5,240,056	0.8
169,560		Twenty-First Century Fox, Inc.	5,965,121	0.9
76,450		United Parcel Service, Inc. - Class B	8,033,366	1.3
55,270		Viacom - Class B	4,827,282	0.8

75,230	Walt Disney Co.	5,747,572	0.9
		206,261,184	32.6

	Total Common Stock (Cost $494,078,296)	618,998,249	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
		Securities Lending Collateralcc(1): 1.8%
2,672,778	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,672,779, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,726,234, due 01/15/14-05/01/51)	2,672,778	0 .5
2,672,778	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $2,672,781, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $2,726,234, due 12/15/15-08/15/53)	2,672,778	0 .4
2,672,778	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $2,672,782, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $2,726,234, due 01/24/14-02/01/47)	2,672,778	0 .4
2,672,778	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $2,672,779, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $2,726,234, due 06/01/17-09/01/44)	2,672,778	0 .4

See Accompanying Notes to Financial Statements

48

ING Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

562,683	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $562,683, collateralized by various U.S. Government Securities, 0.000%-2.500%, Market Value plus accrued interest $573,937, due 01/23/14-08/15/23)	562,683	0.1
		11,253,795	1.8

	Total Short-Term Investments (Cost $11,253,795)	11,253,795	1.8

	Total Investments in Securities (Cost $505,332,091)	$630,252,044	99.7
	Assets in Excess of Other Liabilities	2,124,804	0.3

	Net Assets	$632,376,848	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $505,392,777.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$161,824,944
Gross Unrealized Depreciation	(36,965,677)

Net Unrealized Appreciation	$124,859,267

Sector Diversification	Percentage of Net Assets

Financials	21.8%
Health Care	14.2
Energy	13.9
Industrials	12.5
Information Technology	11.6
Consumer Discretionary	10.4
Telecommunication Services	6.4
Materials	4.8
Consumer Staples	2.3
Short-Term Investments	1.8
Assets in Excess of Other Liabilities	0.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

49

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 12.5%
55,268		ADT Corp.	2,236,696	0.0
102,270	@	Amazon.com, Inc.	40,784,253	0.9
17,676	@	Autonation, Inc.	878,320	0.0
9,378	@	Autozone, Inc.	4,482,121	0.1
59,176	@	Bed Bath & Beyond, Inc.	4,751,833	0.1
74,557		Best Buy Co., Inc.	2,973,333	0.1
63,272		BorgWarner, Inc.	3,537,538	0.1
58,796		Cablevision Systems Corp.	1,054,212	0.0
61,783	@	Carmax, Inc.	2,905,037	0.1
120,974		Carnival Corp.	4,859,526	0.1
153,785		CBS Corp. - Class B	9,802,256	0.2
8,531	@	Chipotle Mexican Grill, Inc.	4,545,146	0.1
77,912		Coach, Inc.	4,373,201	0.1
718,109		Comcast Corp. – Class A	37,316,534	0.8
36,786		Darden Restaurants, Inc.	2,000,055	0.0
77,164	@	Delphi Automotive PLC	4,639,871	0.1
134,657	@	DirecTV Group	9,303,452	0.2
62,187	@	Discovery Communications, Inc. - Class A	5,622,949	0.1
81,190	@	Dollar General Corp.	4,897,381	0.1
57,488	@	Dollar Tree, Inc.	3,243,473	0.1
78,084	@	D.R. Horton, Inc.	1,742,835	0.0
28,378		Expedia, Inc.	1,976,811	0.0
27,273		Family Dollar Stores, Inc.	1,771,927	0.0
1,088,713		Ford Motor Co.	16,798,842	0.4
13,540	@	Fossil Group, Inc.	1,623,988	0.0
33,004		GameStop Corp.	1,625,777	0.0
62,799		Gannett Co., Inc.	1,857,594	0.0
72,995		Gap, Inc.	2,852,645	0.1
33,821	@,L	Garmin Ltd.	1,563,207	0.0
313,854	@	General Motors Co.	12,827,213	0.3
42,795		Genuine Parts Co.	3,560,116	0.1
67,608		Goodyear Tire & Rubber Co.	1,612,451	0.0
1,204	@	Graham Holdings Co.	798,637	0.0
75,682		H&R Block, Inc.	2,197,805	0.0
60,929		Harley-Davidson, Inc.	4,218,724	0.1
18,710		Harman International Industries, Inc.	1,531,414	0.0
31,734		Hasbro, Inc.	1,745,687	0.0
388,054		Home Depot, Inc.	31,952,366	0.7
68,588		International Game Technology	1,245,558	0.0
114,701		Interpublic Group of Cos., Inc.	2,030,208	0.0
189,065		Johnson Controls, Inc.	9,699,035	0.2
55,469		Kohl’s Corp.	3,147,866	0.1
67,299		L Brands, Inc.	4,162,443	0.1
39,032		Leggett & Platt, Inc.	1,207,650	0.0
45,623		Lennar Corp.	1,804,846	0.0
288,191		Lowe’s Cos., Inc.	14,279,864	0.3
101,540		Macy’s, Inc.	5,422,236	0.1
62,838		Marriott International, Inc.	3,101,684	0.1
93,260		Mattel, Inc.	4,437,311	0.1
274,192		McDonald’s Corp.	26,604,850	0.6
74,623		McGraw-Hill Cos., Inc.	5,835,519	0.1

49,379	@	Michael Kors Holdings Ltd.	4,009,081	0.1
16,811	@	Mohawk Industries, Inc.	2,503,158	0.1
16,283	@	NetFlix, Inc.	5,994,912	0.1
79,588		Newell Rubbermaid, Inc.	2,579,447	0.1
137,610	@	News Corp - Class A	2,479,732	0.1
205,907		Nike, Inc.	16,192,526	0.4
39,854		Nordstrom, Inc.	2,462,977	0.1
71,075		Omnicom Group, Inc.	5,285,848	0.1
29,575	@	O’Reilly Automotive, Inc.	3,806,598	0.1
28,715		Petsmart, Inc.	2,089,016	0.0
14,172	@	Priceline.com, Inc.	16,473,533	0.4
96,064		Pulte Homes, Inc.	1,956,824	0.0
22,543		PVH Corp.	3,066,299	0.1
16,431		Ralph Lauren Corp.	2,901,222	0.1
59,880		Ross Stores, Inc.	4,486,808	0.1
30,235		Scripps Networks Interactive - Class A	2,612,606	0.1
182,526		Staples, Inc.	2,900,338	0.1
207,647		Starbucks Corp.	16,277,448	0.4
52,774		Starwood Hotels & Resorts Worldwide, Inc.	4,192,894	0.1
174,409		Target Corp.	11,034,857	0.2
30,408		Tiffany & Co.	2,821,254	0.1
77,679		Time Warner Cable, Inc.	10,525,505	0.2
249,307		Time Warner, Inc.	17,381,684	0.4
195,980		TJX Cos., Inc.	12,489,805	0.3
30,821	@	TripAdvisor, Inc.	2,552,903	0.1
540,749		Twenty-First Century Fox, Inc.	19,023,550	0.4
29,974	@	Urban Outfitters, Inc.	1,112,035	0.0
97,204		VF Corp.	6,059,697	0.1
112,154		Viacom - Class B	9,795,530	0.2
450,342		Walt Disney Co.	34,406,129	0.7
21,906		Whirlpool Corp.	3,436,175	0.1
35,908		Wyndham Worldwide Corp.	2,646,061	0.1
22,352		Wynn Resorts Ltd.	4,340,982	0.1
123,313		Yum! Brands, Inc.	9,323,696	0.2
			578,665,426	12.5

		Consumer Staples: 9.6%
551,128		Altria Group, Inc.	21,157,804	0.5
182,164		Archer-Daniels-Midland Co.	7,905,918	0.2
119,840		Avon Products, Inc.	2,063,645	0.0
44,745		Beam, Inc.	3,045,345	0.1
44,904		Brown-Forman Corp.	3,393,395	0.1
50,394		Campbell Soup Co.	2,181,052	0.0
35,560		Clorox Co.	3,298,546	0.1
1,046,499		Coca-Cola Co.	43,230,874	0.9
66,540		Coca-Cola Enterprises, Inc.	2,936,410	0.1
242,205		Colgate-Palmolive Co.	15,794,188	0.3
116,640		ConAgra Foods, Inc.	3,930,768	0.1
45,831	@	Constellation Brands, Inc.	3,225,586	0.1
120,676		Costco Wholesale Corp.	14,361,651	0.3
327,989		CVS Caremark Corp.	23,474,173	0.5
55,290		Dr Pepper Snapple Group, Inc.	2,693,729	0.1
70,659		Estee Lauder Cos., Inc.	5,322,036	0.1
174,779		General Mills, Inc.	8,723,220	0.2
41,325		Hershey Co.	4,018,030	0.1
36,996		Hormel Foods Corp.	1,671,109	0.0
29,052		JM Smucker Co.	3,010,368	0.1

See Accompanying Notes to Financial Statements

50

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

71,113		Kellogg Co.	4,342,871	0.1
105,165		Kimberly-Clark Corp.	10,985,536	0.2
164,582		Kraft Foods Group, Inc.	8,874,261	0.2
143,215		Kroger Co.	5,661,289	0.1
101,507		Lorillard, Inc.	5,144,375	0.1
36,474		McCormick & Co., Inc.	2,513,788	0.1
55,930		Mead Johnson Nutrition Co.	4,684,697	0.1
43,598		Molson Coors Brewing Co.	2,448,028	0.0
483,277		Mondelez International, Inc.	17,059,678	0.4
37,472	@	Monster Beverage Corp.	2,539,477	0.1
422,602		PepsiCo, Inc.	35,050,610	0.8
441,496		Philip Morris International, Inc.	38,467,546	0.8
749,040		Procter & Gamble Co.	60,979,346	1.3
86,379		Reynolds American, Inc.	4,318,086	0.1
66,683		Safeway, Inc.	2,171,865	0.0
160,261		Sysco Corp.	5,785,422	0.1
74,847		Tyson Foods, Inc.	2,504,381	0.0
240,257		Walgreen Co.	13,800,362	0.3
445,828		Wal-Mart Stores, Inc.	35,082,205	0.8
102,943		Whole Foods Market, Inc.	5,953,194	0.1
			443,804,864	9.6

		Energy: 10.1%
138,921		Anadarko Petroleum Corp.	11,019,214	0.2
110,015		Apache Corp.	9,454,689	0.2
122,434		Baker Hughes, Inc.	6,765,703	0.1
116,265		Cabot Oil & Gas Corp.	4,506,431	0.1
65,549	@	Cameron International Corp.	3,902,132	0.1
140,008		Chesapeake Energy Corp.	3,799,817	0.1
529,953		Chevron Corp.	66,196,429	1.4
337,974		ConocoPhillips	23,877,863	0.5
63,242		Consol Energy, Inc.	2,405,726	0.1
101,046	@	Denbury Resources, Inc.	1,660,186	0.0
105,465		Devon Energy Corp.	6,525,120	0.1
19,107		Diamond Offshore Drilling	1,087,570	0.0
64,550	@	Ensco PLC	3,690,969	0.1
75,282		EOG Resources, Inc.	12,635,331	0.3
41,617		EQT Corp.	3,736,374	0.1
1,203,795		ExxonMobil Corp.	121,824,054	2.6
65,470	@	FMC Technologies, Inc.	3,418,189	0.1
233,674		Halliburton Co.	11,858,956	0.3
29,428		Helmerich & Payne, Inc.	2,474,306	0.1
78,382		Hess Corp.	6,505,706	0.1
186,064		Kinder Morgan, Inc.	6,698,304	0.1
191,966		Marathon Oil Corp.	6,776,400	0.1
82,952		Marathon Petroleum Corp.	7,609,187	0.2
48,552		Murphy Oil Corp.	3,150,054	0.1
71,363	@	Nabors Industries Ltd.	1,212,457	0.0
118,143		National Oilwell Varco, Inc.	9,395,913	0.2
37,291	@	Newfield Exploration Co.	918,477	0.0
99,249		Noble Energy, Inc.	6,759,849	0.1
70,018	@	Noble Corp. PLC	2,623,574	0.1
222,120		Occidental Petroleum Corp.	21,123,612	0.5
74,167		Peabody Energy Corp.	1,448,482	0.0
165,210		Phillips 66	12,742,647	0.3

39,301		Pioneer Natural Resources Co.	7,234,135	0.2
49,278		QEP Resources, Inc.	1,510,371	0.0
45,154		Range Resources Corp.	3,806,934	0.1
34,140	@	Rowan Companies PLC	1,207,190	0.0
362,903		Schlumberger Ltd.	32,701,189	0.7
97,141	@	Southwestern Energy Co.	3,820,556	0.1
184,969		Spectra Energy Corp.	6,588,596	0.1
37,330		Tesoro Corp.	2,183,805	0.1
93,623	@	Transocean Ltd.	4,626,849	0.1
148,683		Valero Energy Corp.	7,493,623	0.2
188,799		Williams Cos., Inc.	7,281,977	0.2
55,132	@	WPX Energy, Inc.	1,123,590	0.0
			467,382,536	10.1

		Financials: 15.8%
93,991	@	ACE Ltd.	9,730,888	0.2
128,527		Aflac, Inc.	8,585,604	0.2
405,722		American International Group, Inc.	20,712,108	0.4
125,339		Allstate Corp.	6,835,989	0.1
253,873		American Express Co.	23,033,897	0.5
109,156		American Tower Corp.	8,712,832	0.2
53,608		Ameriprise Financial, Inc.	6,167,600	0.1
82,958	@	Aon PLC	6,959,347	0.2
40,103		Apartment Investment & Management Co.	1,039,069	0.0
20,605		Assurant, Inc.	1,367,554	0.0
33,615		AvalonBay Communities, Inc.	3,974,301	0.1
2,939,176		Bank of America Corp.	45,762,970	1.0
316,489		Bank of New York Mellon Corp.	11,058,126	0.2
194,512		BB&T Corp.	7,259,188	0.2
496,019	@	Berkshire Hathaway, Inc.	58,808,013	1.3
35,013		Blackrock, Inc.	11,080,564	0.2
42,113		Boston Properties, Inc.	4,226,882	0.1
158,877		Capital One Financial Corp.	12,171,567	0.3
78,282	@	CBRE Group, Inc.	2,058,817	0.0
319,572		Charles Schwab Corp.	8,308,872	0.2
69,376		Chubb Corp.	6,703,803	0.1
40,707		Cincinnati Financial Corp.	2,131,826	0.0
835,779		Citigroup, Inc.	43,552,444	0.9
86,839		CME Group, Inc.	6,813,388	0.1
51,114		Comerica, Inc.	2,429,959	0.1
131,994		Discover Financial Services	7,385,064	0.2
78,900	@	E*Trade Financial Corp.	1,549,596	0.0
92,607		Equity Residential	4,803,525	0.1
245,116		Fifth Third Bancorp.	5,154,789	0.1
111,254		Franklin Resources, Inc.	6,422,693	0.1
148,141		General Growth Properties, Inc.	2,973,190	0.1
136,441	@	Genworth Financial, Inc.	2,118,929	0.0
116,151		Goldman Sachs Group, Inc.	20,588,926	0.4
123,199		Hartford Financial Services Group, Inc.	4,463,500	0.1
125,765		HCP, Inc.	4,567,785	0.1
79,240		Health Care Real Estate Investment Trust, Inc.	4,244,887	0.1
207,269		Host Hotels & Resorts, Inc.	4,029,309	0.1

See Accompanying Notes to Financial Statements

51

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

130,657		Hudson City Bancorp., Inc.	1,232,095	0.0
229,278		Huntington Bancshares, Inc.	2,212,533	0.0
31,700		IntercontinentalExchange Group, Inc.	7,129,964	0.2
122,371	@	Invesco Ltd.	4,454,304	0.1
1,035,888		JPMorgan Chase & Co.	60,578,730	1.3
247,089		Keycorp	3,315,934	0.1
113,203		Kimco Realty Corp.	2,235,759	0.1
29,841		Legg Mason, Inc.	1,297,487	0.0
86,610		Leucadia National Corp.	2,454,527	0.1
73,092		Lincoln National Corp.	3,773,009	0.1
84,557		Loews Corp.	4,079,030	0.1
35,936		M&T Bank Corp.	4,183,669	0.1
38,838		Macerich Co.	2,287,170	0.1
151,884		Marsh & McLennan Cos., Inc.	7,345,110	0.2
309,460		Metlife, Inc.	16,686,083	0.4
52,161		Moody’s Corp.	4,093,074	0.1
381,777		Morgan Stanley	11,972,527	0.3
31,735		Nasdaq Stock Market, Inc.	1,263,053	0.0
62,380		Northern Trust Corp.	3,860,698	0.1
88,257		People’s United Financial, Inc.	1,334,446	0.0
48,386		Plum Creek Timber Co., Inc.	2,250,433	0.1
146,882		PNC Financial Services Group, Inc.	11,395,106	0.2
75,649		Principal Financial Group, Inc.	3,730,252	0.1
152,849		Progressive Corp.	4,168,192	0.1
137,788		ProLogis, Inc.	5,091,267	0.1
127,585		Prudential Financial, Inc.	11,765,889	0.3
39,929		Public Storage, Inc.	6,010,113	0.1
379,601		Regions Financial Corp.	3,754,254	0.1
85,760		Simon Property Group, Inc.	13,049,242	0.3
120,540		SLM Corp.	3,167,791	0.1
120,972		State Street Corp.	8,878,135	0.2
147,501		SunTrust Bank	5,429,512	0.1
71,888		T. Rowe Price Group, Inc.	6,022,058	0.1
24,917		Torchmark Corp.	1,947,263	0.0
100,324		Travelers Cos., Inc.	9,083,335	0.2
72,845		UnumProvident Corp.	2,555,403	0.1
503,260		US Bancorp.	20,331,704	0.4
81,033		Ventas, Inc.	4,641,570	0.1
48,058		Vornado Realty Trust	4,267,070	0.1
1,320,908		Wells Fargo & Co.	59,969,223	1.3
161,390		Weyerhaeuser Co.	5,095,082	0.1
79,088	@	XL Group PLC	2,518,162	0.1
50,716		Zions Bancorp.	1,519,451	0.0
			730,217,510	15.8

		Health Care: 12.8%
426,070		Abbott Laboratories	16,331,263	0.4
438,128		AbbVie, Inc.	23,137,540	0.5
47,903	@	Actavis PLC	8,047,704	0.2
101,269		Aetna, Inc.	6,946,041	0.2
91,414		Agilent Technologies, Inc.	5,227,967	0.1
54,042	@	Alexion Pharmaceuticals, Inc.	7,190,829	0.2
82,024		Allergan, Inc.	9,111,226	0.2

63,836		AmerisourceBergen Corp.	4,488,309	0.1
208,188		Amgen, Inc.	23,766,742	0.5
149,998		Baxter International, Inc.	10,432,361	0.2
53,670		Becton Dickinson & Co.	5,929,998	0.1
65,092	@	Biogen Idec, Inc.	18,209,487	0.4
371,099	@	Boston Scientific Corp.	4,460,610	0.1
453,724		Bristol-Myers Squibb Co.	24,115,431	0.5
93,809		Cardinal Health, Inc.	6,267,379	0.1
59,243	@	CareFusion Corp.	2,359,056	0.1
113,655	@	Celgene Corp.	19,203,149	0.4
81,543	@	Cerner Corp.	4,545,207	0.1
76,169		Cigna Corp.	6,663,264	0.1
127,119	@	Covidien PLC	8,656,804	0.2
21,464		CR Bard, Inc.	2,874,888	0.1
48,764	@	DaVita, Inc.	3,090,175	0.1
40,173		Densply International, Inc.	1,947,587	0.0
30,149	@	Edwards Lifesciences Corp.	1,982,598	0.0
273,982		Eli Lilly & Co.	13,973,082	0.3
222,048	@	Express Scripts Holding Co.	15,596,652	0.3
65,281	@	Forest Laboratories, Inc.	3,918,818	0.1
422,983	@	Gilead Sciences, Inc.	31,787,173	0.7
46,768	@	Hospira, Inc.	1,930,583	0.0
43,238		Humana, Inc.	4,463,026	0.1
10,489	@	Intuitive Surgical, Inc.	4,028,615	0.1
777,480		Johnson & Johnson	71,209,393	1.5
24,085	@	Laboratory Corp. of America Holdings	2,200,646	0.1
47,715	@	Life Technologies Corp.	3,616,797	0.1
63,180		McKesson Corp.	10,197,252	0.2
275,647		Medtronic, Inc.	15,819,381	0.3
805,171		Merck & Co., Inc.	40,298,809	0.9
105,513	@	Mylan Laboratories	4,579,264	0.1
22,861		Patterson Cos., Inc.	941,873	0.0
30,789		PerkinElmer, Inc.	1,269,431	0.0
36,769	@	Perrigo Co. PLC	5,642,571	0.1
1,785,934		Pfizer, Inc.	54,703,158	1.2
40,075		Quest Diagnostics	2,145,616	0.1
21,559	@	Regeneron Pharmaceuticals, Inc.	5,933,899	0.1
80,413		St. Jude Medical, Inc.	4,981,585	0.1
81,507		Stryker Corp.	6,124,436	0.1
27,927	@	Tenet Healthcare Corp.	1,176,285	0.0
99,628		Thermo Fisher Scientific, Inc.	11,093,578	0.2
277,424		UnitedHealth Group, Inc.	20,890,027	0.5
29,133	@	Varian Medical Systems, Inc.	2,263,343	0.1
64,337	@	Vertex Pharmaceuticals, Inc.	4,780,239	0.1
23,550	@	Waters Corp.	2,355,000	0.1
81,406		WellPoint, Inc.	7,521,100	0.2
46,855		Zimmer Holdings, Inc.	4,366,417	0.1
138,174		Zoetis, Inc.	4,516,908	0.1
			589,310,572	12.8

		Industrials: 10.7%
176,251		3M Co.	24,719,203	0.5
24,931	@	Allegion Public Ltd.	1,101,701	0.0
67,491		Ametek, Inc.	3,554,751	0.1
190,506		Boeing Co.	26,002,164	0.6
175,816		Caterpillar, Inc.	15,965,851	0.3
41,785		CH Robinson Worldwide, Inc.	2,437,737	0.1

See Accompanying Notes to Financial Statements

52

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

28,241		Cintas Corp.	1,682,881	0.0
279,330		CSX Corp.	8,036,324	0.2
48,119		Cummins, Inc.	6,783,335	0.1
165,308		Danaher Corp.	12,761,778	0.3
105,799		Deere & Co.	9,662,623	0.2
237,092		Delta Airlines, Inc.	6,512,917	0.1
47,165		Dover Corp.	4,553,309	0.1
10,664		Dun & Bradstreet Corp.	1,309,006	0.0
130,961	@	Eaton Corp. PLC	9,968,751	0.2
193,986		Emerson Electric Co.	13,613,937	0.3
33,517		Equifax, Inc.	2,315,689	0.0
57,039		Expeditors International Washington, Inc.	2,523,976	0.1
75,476		Fastenal Co.	3,585,865	0.1
82,117		FedEx Corp.	11,805,961	0.3
38,858		Flowserve Corp.	3,063,176	0.1
45,054		Fluor Corp.	3,617,386	0.1
91,851		General Dynamics Corp.	8,776,363	0.2
2,787,957		General Electric Co.	78,146,435	1.7
216,226		Honeywell International, Inc.	19,756,570	0.4
112,521		Illinois Tool Works, Inc.	9,460,766	0.2
73,829	@	Ingersoll-Rand PLC - Class A	4,547,866	0.1
46,749		Iron Mountain, Inc.	1,418,832	0.0
36,331	@	Jacobs Engineering Group, Inc.	2,288,490	0.0
30,006		Joy Global, Inc.	1,755,051	0.0
30,459		Kansas City Southern	3,771,738	0.1
24,757		L-3 Communications Holdings, Inc.	2,645,533	0.1
74,142		Lockheed Martin Corp.	11,021,950	0.2
98,640		Masco Corp.	2,246,033	0.0
69,825	@	Nielsen Holdings NV	3,204,269	0.1
85,124		Norfolk Southern Corp.	7,902,061	0.2
61,173		Northrop Grumman Corp.	7,011,038	0.2
97,820		Paccar, Inc.	5,788,009	0.1
30,906		Pall Corp.	2,637,827	0.1
41,226		Parker Hannifin Corp.	5,303,313	0.1
55,035	@	Pentair Ltd.	4,274,568	0.1
55,469		Pitney Bowes, Inc.	1,292,428	0.0
40,027		Precision Castparts Corp.	10,779,271	0.2
60,346	@	Quanta Services, Inc.	1,904,520	0.0
88,035		Raytheon Co.	7,984,774	0.2
75,033		Republic Services, Inc.	2,491,096	0.1
38,162		Robert Half International, Inc.	1,602,422	0.0
38,321		Rockwell Automation, Inc.	4,528,009	0.1
37,310		Rockwell Collins, Inc.	2,757,955	0.1
27,409		Roper Industries, Inc.	3,801,080	0.1
14,383		Ryder System, Inc.	1,061,178	0.0
16,423		Snap-On, Inc.	1,798,647	0.0
191,990		Southwest Airlines Co.	3,617,092	0.1
42,772		Stanley Black & Decker, Inc.	3,451,273	0.1
23,736	@	Stericycle, Inc.	2,757,411	0.1
77,517		Textron, Inc.	2,849,525	0.1
127,754	@	Tyco International Ltd.	5,243,024	0.1
126,916		Union Pacific Corp.	21,321,888	0.5
196,980		United Parcel Service, Inc. - Class B	20,698,658	0.4
232,623		United Technologies Corp.	26,472,497	0.6
120,477		Waste Management, Inc.	5,405,803	0.1
17,093		WW Grainger, Inc.	4,365,894	0.1

50,838		Xylem, Inc.	1,758,995	0.0
			495,478,473	10.7

		Information Technology: 18.3%
175,184	@	Accenture PLC	14,403,628	0.3
128,108	@	Adobe Systems, Inc.	7,671,107	0.2
49,234	@	Akamai Technologies, Inc.	2,322,860	0.0
13,424	@	Alliance Data Systems Corp.	3,529,572	0.1
88,285		Altera Corp.	2,871,911	0.1
43,983		Amphenol Corp.	3,922,404	0.1
85,859		Analog Devices, Inc.	4,372,799	0.1
247,934		Apple, Inc.	139,118,247	3.0
332,397		Applied Materials, Inc.	5,880,103	0.1
61,626	@	Autodesk, Inc.	3,101,637	0.1
132,663		Automatic Data Processing, Inc.	10,720,497	0.2
148,693		Broadcom Corp.	4,408,747	0.1
90,657		CA, Inc.	3,050,608	0.1
1,473,322		Cisco Systems, Inc.	33,076,079	0.7
51,783	@	Citrix Systems, Inc.	3,275,275	0.1
83,283	@	Cognizant Technology Solutions Corp.	8,409,917	0.2
40,814		Computer Sciences Corp.	2,280,686	0.0
398,794		Corning, Inc.	7,106,509	0.2
321,068	@	eBay, Inc.	17,623,423	0.4
86,568	@	Electronic Arts, Inc.	1,985,870	0.0
567,064		EMC Corp.	14,261,660	0.3
21,387	@	F5 Networks, Inc.	1,943,223	0.0
453,226	@	Facebook, Inc.	24,773,333	0.5
80,723		Fidelity National Information Services, Inc.	4,333,211	0.1
19,056	@	First Solar, Inc.	1,041,220	0.0
71,078	@	Fiserv, Inc.	4,197,156	0.1
39,050		Flir Systems, Inc.	1,175,405	0.0
77,305	@	Google, Inc. – Class A	86,636,487	1.9
29,451		Harris Corp.	2,055,974	0.0
531,089		Hewlett-Packard Co.	14,859,870	0.3
281,267		International Business Machines Corp.	52,757,251	1.1
1,369,816		Intel Corp.	35,560,423	0.8
78,495		Intuit, Inc.	5,990,738	0.1
50,688		Jabil Circuit, Inc.	883,999	0.0
140,064	@	Juniper Networks, Inc.	3,161,244	0.1
45,800		KLA-Tencor Corp.	2,952,268	0.1
45,086	@	Lam Research Corp.	2,454,933	0.1
64,443		Linear Technology Corp.	2,935,379	0.1
150,364		LSI Logic Corp.	1,657,011	0.0
28,528		Mastercard, Inc.	23,834,003	0.5
54,525	L	Microchip Technology, Inc.	2,439,994	0.1
289,851	@	Micron Technology, Inc.	6,307,158	0.1
2,093,345		Microsoft Corp.	78,353,903	1.7
63,450		Motorola Solutions, Inc.	4,282,875	0.1
93,984		NetApp, Inc.	3,866,502	0.1
159,894		Nvidia Corp.	2,561,502	0.1
967,013		Oracle Corp.	36,997,917	0.8
89,902		Paychex, Inc.	4,093,238	0.1
465,544		Qualcomm, Inc.	34,566,642	0.7
52,314	@	Red Hat, Inc.	2,931,677	0.1
152,871	@	Salesforce.com, Inc.	8,436,950	0.2
62,425		Sandisk Corp.	4,403,459	0.1
89,569	@	Seagate Technology	5,030,195	0.1
193,062		Symantec Corp.	4,552,402	0.1
113,084	@	TE Connectivity Ltd.	6,232,059	0.1

See Accompanying Notes to Financial Statements

53

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

46,048	@	Teradata Corp.	2,094,724	0.0
301,620		Texas Instruments, Inc.	13,244,134	0.3
45,814		Total System Services, Inc.	1,524,690	0.0
35,501	@	VeriSign, Inc.	2,122,250	0.0
140,327		Visa, Inc.	31,248,016	0.7
58,289		Western Digital Corp.	4,890,447	0.1
152,526		Western Union Co.	2,631,073	0.1
320,170		Xerox Corp.	3,896,469	0.1
73,591		Xilinx, Inc.	3,379,299	0.1
259,974	@	Yahoo!, Inc.	10,513,349	0.2
			847,197,591	18.3

		Materials: 3.4%
57,935		Air Products & Chemicals, Inc.	6,475,974	0.1
18,677		Airgas, Inc.	2,089,023	0.1
295,567		Alcoa, Inc.	3,141,877	0.1
29,672		Allegheny Technologies, Inc.	1,057,213	0.0
26,958		Avery Dennison Corp.	1,353,022	0.0
39,856		Ball Corp.	2,058,961	0.0
28,289		Bemis Co., Inc.	1,158,718	0.0
15,830		CF Industries Holdings, Inc.	3,689,023	0.1
42,087	L	Cliffs Natural Resources, Inc.	1,103,100	0.0
334,439		Dow Chemical Co.	14,849,092	0.3
42,624		Eastman Chemical Co.	3,439,757	0.1
74,955		Ecolab, Inc.	7,815,558	0.2
255,188		EI Du Pont de Nemours & Co.	16,579,564	0.4
36,726		FMC Corp.	2,771,344	0.1
286,815		Freeport-McMoRan Copper & Gold, Inc.	10,824,398	0.2
22,462		International Flavors & Fragrances, Inc.	1,931,283	0.0
122,246		International Paper Co.	5,993,721	0.1
120,379	@	LyondellBasell Industries NV - Class A	9,664,026	0.2
50,126		MeadWestvaco Corp.	1,851,153	0.0
144,901		Monsanto Co.	16,888,212	0.4
94,140		Mosaic Co.	4,449,998	0.1
137,528		Newmont Mining Corp.	3,167,270	0.1
87,930		Nucor Corp.	4,693,703	0.1
45,174	@	Owens-Illinois, Inc.	1,616,326	0.0
39,137		PPG Industries, Inc.	7,422,723	0.2
81,116		Praxair, Inc.	10,547,514	0.2
55,307		Sealed Air Corp.	1,883,203	0.0
23,735		Sherwin-Williams Co.	4,355,373	0.1
33,228		Sigma-Aldrich Corp.	3,123,764	0.1
39,759	L	United States Steel Corp.	1,172,891	0.0
35,915		Vulcan Materials Co.	2,134,069	0.1
			159,301,853	3.4

		Telecommunication Services: 2.3%
1,451,658		AT&T, Inc.	51,040,295	1.1
162,877		CenturyTel, Inc.	5,187,632	0.1
92,057	@	Crown Castle International Corp.	6,759,746	0.2
274,774		Frontier Communications Corp.	1,277,699	0.0
788,589		Verizon Communications, Inc.	38,751,264	0.9

162,934	Windstream Holdings, Inc.	1,300,213	0.0
		104,316,849	2.3

		Utilities: 2.9%
181,342	AES Corp.	2,631,272	0.1
32,595	AGL Resources, Inc.	1,539,462	0.0
67,052	Ameren Corp.	2,424,600	0.1
134,518	American Electric Power Co., Inc.	6,287,371	0.1
118,448	CenterPoint Energy, Inc.	2,745,625	0.1
73,300	CMS Energy Corp.	1,962,241	0.0
80,935	Consolidated Edison, Inc.	4,474,087	0.1
160,010	Dominion Resources, Inc.	10,351,047	0.2
48,350	DTE Energy Co.	3,209,956	0.1
195,075	Duke Energy Corp.	13,462,126	0.3
90,037	Edison International	4,168,713	0.1
49,268	Entergy Corp.	3,117,186	0.1
236,708	Exelon Corp.	6,483,432	0.1
115,573	FirstEnergy Corp.	3,811,598	0.1
21,876	Integrys Energy Group, Inc.	1,190,273	0.0
118,680	NextEra Energy, Inc.	10,161,382	0.2
86,381	NiSource, Inc.	2,840,207	0.1
86,981	Northeast Utilities	3,687,125	0.1
89,240	NRG Energy, Inc.	2,562,973	0.1
56,983	Oneok, Inc.	3,543,203	0.1
123,061	Pacific Gas & Electric Co.	4,956,897	0.1
68,468	Pepco Holdings, Inc.	1,309,793	0.0
31,056	Pinnacle West Capital Corp.	1,643,484	0.0
174,568	PPL Corp.	5,252,751	0.1
139,792	Public Service Enterprise Group, Inc.	4,478,936	0.1
39,522	SCANA Corp.	1,854,767	0.0
62,773	Sempra Energy	5,634,504	0.1
242,974	Southern Co.	9,988,661	0.2
56,144	TECO Energy, Inc.	967,923	0.0
62,915	Wisconsin Energy Corp.	2,600,906	0.1
137,502	Xcel Energy, Inc.	3,841,806	0.1
		133,184,307	2.9

	Total Common Stock (Cost $2,979,208,633)	4,548,859,981	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
		Securities Lending Collateralcc(1): 0.1%
1,070,838	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,070,840, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 9.875%, Market Value plus accrued interest $1,092,257, due 01/31/14-01/01/44)	1,070,838	0.0

See Accompanying Notes to Financial Statements

54

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2013 (CONTINUED)

225,438	Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $225,438, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $229,947, due 05/15/14-08/15/43)	225,438	0.0
1,070,838	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $1,070,839, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-11.250%, Market Value plus accrued interest $1,092,255, due 02/18/14-05/04/37)	1,070,838	0.1
1,070,838	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,070,840, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,092,255, due 01/24/14-02/01/47)	1,070,838	0.0
1,070,838	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,070,839, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,092,257, due 03/28/14-04/15/30)	1,070,838	0.0
		4,508,790	0.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.6%
73,395,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $73,395,000)	73,395,000	1.6
	Total Short-Term Investments (Cost $77,903,790)	77,903,790	1.7

Total Investments in Securities (Cost $3,057,112,423)	$4,626,763,771	100.1
Liabilities in Excess of Other Assets	(4,130,374)	(0.1)

Net Assets	$4,622,633,397	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

  Cost for federal income tax purposes is $3,115,284,845.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,604,065,951
Gross Unrealized Depreciation	(92,587,025)

Net Unrealized Appreciation	$1,511,478,926

See Accompanying Notes to Financial Statements

55

ING BlackRock Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Portfolio	AS OF DECEMBER 31, 2013

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.1%
		Financial: 0.1%
590,000	Bear Stearns Cos., Inc., 2.760%, 03/10/14	588,318	0.1

	Total Corporate Bonds/Notes (Cost $587,991)	588,318	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
117,412	GMAC Commercial Mortgage Securities, Inc., 4.547%, 12/10/41	117,752	0.0

	Total Collateralized Mortgage Obligations (Cost $112,591)	117,752	0.0

U.S. TREASURY OBLIGATIONS: 53.4%

		Treasury Inflation Indexed Protected Securities: 53.4%
5,293,897		0.125%, due 04/15/16	5,439,479	0.6
30,268,095		0.125%, due 04/15/17	31,130,040	3.7
41,625,184		0.125%, due 04/15/18	42,470,675	5.0
14,056,203		0.125%, due 01/15/22	13,506,029	1.6
14,365,379		0.125%, due 07/15/22	13,758,772	1.6
21,797,207		0.125%, due 01/15/23	20,578,787	2.4
12,383,930		0.375%, due 07/15/23	11,937,428	1.4
8,328,952		0.625%, due 07/15/21	8,455,511	1.0
6,485,947		0.625%, due 02/15/43	4,985,313	0.6
5,689,493		0.750%, due 02/15/42	4,573,152	0.5
3,122,818		1.125%, due 01/15/21	3,282,010	0.4
13,921,570		1.250%, due 07/15/20	14,897,166	1.7
22,690,800		1.375%, due 01/15/20	24,374,888	2.9
29,953,561		1.750%, due 01/15/28	32,058,488	3.8
4,845,534		1.875%, due 07/15/19	5,387,628	0.6
21,462,826		2.000%, due 01/15/26	23,775,102	2.8
5,237,661		2.125%, due 01/15/19	5,852,064	0.7
14,739,834		2.125%, due 02/15/40	16,549,487	1.9
8,111,175		2.125%, due 02/15/41	9,107,965	1.1
50,391,582		2.375%, due 01/15/25	57,934,597	6.8
20,396,281		2.375%, due 01/15/27	23,494,762	2.8
3,110,851		2.500%, due 07/15/16	3,415,496	0.4
979,002		2.500%, due 01/15/29	1,149,409	0.1
3,217,009		3.375%, due 04/15/32	4,278,747	0.5
25,081,585		3.625%, due 04/15/28	33,166,484	3.9
28,644,566	S	3.875%, due 04/15/29	39,248,641	4.6

	Total U.S. Treasury Obligations (Cost $490,496,709)		454,808,120	53.4

FOREIGN GOVERNMENT BONDS: 18.7%
EUR 3,625,679		Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.750%, 04/15/18	5,192,382	0.6
EUR 18,765,000		Bundesschatzanweisungen, 0.220%, 12/11/15	25,703,558	3.0
CAD 1,351,407		Canadian Government Bond, 1.500%, 12/01/44	1,346,026	0.1

EUR 31,541,749		Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	45,246,463	5.3
EUR 37,770,000		France Government Bond OAT, 0.250%, 11/25/15	51,916,993	6.1
EUR 605,900		Hellenic Republic Government Bond, 16.610%, 10/15/42	9,919	0.0
EUR 19,255,139		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16	27,334,509	3.2
NZD 3,699,178		New Zealand Government Bond, 3.000%, 09/20/30	3,053,374	0.4

	Total Foreign Government Bonds (Cost $157,204,116)		159,803,224	18.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.1%
		Federal Home Loan Mortgage Corporation: 8.0%##
51,725,040		3.500%, due 09/01/42	51,456,403	6.0
11,936,074		3.500%, due 09/01/42	11,863,193	1.4
5,442,793		3.500%, due 07/01/43	5,409,466	0.6
			68,729,062	8.0

		Federal National Mortgage Association: 10.1%##
14,434,845		3.500%, due 03/01/42	14,363,101	1.7
30,272,912		3.500%, due 10/01/42	30,113,222	3.5
41,689,805		3.500%, due 12/01/42	41,482,897	4.9
			85,959,220	10.1

	Total U.S. Government Agency Obligations (Cost $155,593,162)		154,688,282	18.1

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.5%
		Exchange-Traded Options: 0.0%
651	@	Eurodollar 2-Year Mid- Curve Option, Strike @ 98.750, Exp. 01/10/14	317,362	0.0

		Options on Currencies: 0.0%
6,670,000	@	Put EUR vs. Call USD, Strike @ 1.317, Exp. 01/24/14 Counterparty: Deutsche Bank AG	3,195	0.0
6,660,000	@	Put EUR vs. Call USD, Strike @ 1.350, Exp. 01/24/14 Counterparty: Deutsche Bank AG	20,913	0.0
			24,108	0.0

		Options on Inflation Floors: 0.0%
8,810,000	@	Inflation Rate Floor on Eurostat Eurozone HICP Ex Tobacco NSA (CPTFEMU), Portfolio receives maximum of 0% minus CPTFEMU., Exp. 11/19/15 Counterparty: Barclays Bank PLC	13,688	0.0

See Accompanying Notes to Financial Statements

1

ING BlackRock Inflation	PORTFOLIO OF INVESTMENTS
Protected Bond Portfolio	AS OF DECEMBER 31, 2013 (CONTINUED)

		Options on Inflations Caps: 0.0%
6,085,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 05/13/14 Counterparty: Deutsche Bank AG	33	0.0
12,170,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 05/10/14 Counterparty: Deutsche Bank AG	66	0.0
36,505,000	@	Inflation Rate Cap on US CPI Urban Consumers NSA (CPURNSA), Portfolio receives maximum of CPURNSA minus 2.000% or $0, Exp. 05/10/14 Counterparty: Deutsche Bank AG	197	0.0
			296	0.0

		OTC Interest Rate Swaptions: 0.5%
9,700,000	@	Receive a fixed rate equal to 3.850% and pay a floating rate based on the 3- month USD-LIBOR-BBA, Exp. 10/02/14 Counterparty: Deutsche Bank AG	675,298	0.1
19,200,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.254%, Exp. 02/01/16 Counterparty: Deutsche Bank AG	758,108	0.1
9,700,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 6.280%, Exp. 10/02/14 Counterparty: Deutsche Bank AG	275,151	0.0
10,100,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR and pay a fixed rate equal to 2.500%, Exp. 06/08/22 Counterparty: Deutsche Bank AG	2,128,395	0.3
			3,836,952	0.5

	Total Purchased Options (Cost $3,705,238)		4,192,406	0.5

	Total Long-Term Investments (Cost $807,699,807)		774,198,102	90.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
		Mutual Funds: 3.7%
31,756,652	Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 0.040%†† (Cost $31,756,652)	31,756,652	3.7

		Affiliated Investment Companies: 4.1%
34,419,805	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $34,419,805)	34,419,805	4.1

	Total Short-Term Investments (Cost $66,176,457)	66,176,457	7.8

	Total Investments in Securities (Cost $873,876,264)	$840,374,559	98.6
	Assets in Excess of Other Liabilities	12,172,725	1.4

	Net Assets	$852,547,284	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

S	All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

CAD	Canadian Dollar
EUR	EU Euro
NZD	New Zealand Dollar

Cost for federal income tax purposes is $875,194,000.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,740,560
Gross Unrealized Depreciation	(38,560,001)

Net Unrealized Depreciation	$(34,819,441)

See Accompanying Notes to Financial Statements

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)  Aseparate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2014

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2014